Securities Act of 1933 Registration No. 333-139427

Investment Company Act of 1940 Registration No. 811-21991

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

[ ] Pre-Effective Amendment No.  ______

[X] Post-Effective Amendment No.   119

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

[X] Amendment No.   122

Fidelity Rutland Square Trust II

 (Exact Name of Registrant as Specified in Charter)

245 Summer Street, Boston, Massachusetts 02210

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number: 617-563-7000

Christina H. Lee Secretary and Chief Legal Officer 245 Summer Street Boston, Massachusetts 02210 (Name and Address of Agent for Service)	With copies to: John V. O’Hanlon, Esq. Dechert LLP One International Place, 40 th Floor 100 Oliver Street Boston, Massachusetts 02110

It is proposed that this filing will become effective on July 29, 2023 pursuant to paragraph (b) of Rule 485 at 12:01 a.m. Eastern Time.

Fund /Ticker
Strategic Advisers® Municipal Bond Fund /FSMUX
Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Prospectus
July 29, 2023

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Strategic Advisers® Municipal Bond Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary
Fund:
Strategic Advisers® Municipal Bond Fund
Investment Objective
Strategic Advisers® Municipal Bond Fund seeks to provide a high current yield exempt from federal income tax.
Fee Table
The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee (fluctuates based on the fund's allocation among underlying funds and sub-advisers)	0.32 % A
Distribution and/or Service (12b-1) fees	None
Other expenses	0.02%
Acquired fund fees and expenses	0.16%
Total annual operating expenses	0.50 % B
Fee waiver and/or expense reimbursement	0.25 % A
Total annual operating expenses after fee waiver and/or expense reimbursement	0.25 % B
A Strategic Advisers LLC (Strategic Advisers) has contractually agreed that the fund's maximum aggregate annual management fee will not exceed 0.60% of the fund's average daily net assets. In addition, Strategic Advisers has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the fund's average daily net assets. This arrangement will remain in effect through September 30, 2025 , and neither Strategic Advisers nor any of its affiliates retain the ability to be repaid with respect to this arrangement. Strategic Advisers may not terminate this arrangement without the approval of the Board of Trustees.
B Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses.
This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$26
3 years	$99
5 years	$219
10 years	$570

Portfolio Turnover

The fund will not incur transaction costs, such as commissions, when it buys and sells shares of affiliated mutual funds but may incur transaction costs when buying or selling non-affiliated funds and other types of securities (including Exchange Traded Funds (ETFs)) directly (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 117 % of the average value of its portfolio.
Principal Investment Strategies
  Normally investing at least 80% of assets in municipal securities whose interest is exempt from federal income tax.
  Normally investing primarily in investment-grade municipal securities.
  Allocating assets across different market sectors and maturities.
  Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
  Implementing investment strategies by investing directly in securities through one or more managers (sub-advisers) or indirectly in securities through one or more other funds, referred to as underlying funds, which in turn invest directly in securities (as described below).
  Allocating assets among affiliated fixed-income funds (i.e., Fidelity® funds, including mutual funds and ETFs), non-affiliated fixed-income funds that participate in Fidelity's FundsNetwork®, non-affiliated ETFs (collectively, underlying funds), and sub-advisers.
  Allocating assets among sub-advisers and underlying funds using proprietary fundamental and quantitative research, considering factors including, but not limited to, performance in different market environments, manager experience and investment style, management company infrastructure, costs, asset size, and portfolio turnover.
  Investing up to 30% in lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).
  Analyzing the credit quality of the issuer, the issuer's potential for success, the credit, currency and economic risks of the security and its issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
Pursuant to an exemptive order granted by the Securities and Exchange Commission (SEC), Strategic Advisers LLC (Strategic Advisers) is permitted, subject to the approval of the Board of Trustees, to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements. Subject to oversight by the Board of Trustees, Strategic Advisers has the ultimate responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement .
Principal Investment Risks
  Multiple Sub-Adviser Risk.
Separate investment decisions and the resulting purchase and sale activities of the fund's sub-advisers might adversely affect the fund's performance or lead to disadvantageous tax consequences.
  Investing in Other Funds.
Regulatory restrictions may limit the amount that one fund can invest in another, which means that the fund's manager may not be able to invest as much as it wants to in some other funds. The fund bears all risks of investment strategies employed by the underlying funds, including the risk that the underlying funds will not meet their investment objectives. Underlying funds that are passively managed attempt to track the performance of an unmanaged index of securities and as such their performance could be lower than actively managed funds, which may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline. In addition, errors in the construction of the index tracked by an underlying passively managed fund may have an adverse impact on the performance of such underlying fund.
  Municipal Market Volatility.
The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
  Interest Rate Changes.
Interest rate increases can cause the price of a debt security to decrease.
  Issuer-Specific Changes.
The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.
Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.
  Investing in ETFs.
ETFs may trade in the secondary market at prices below the value of their underlying portfolios and may not be liquid. ETFs that track an index are subject to tracking error and may be unable to sell poorly performing assets that are included in their index or other benchmark.
  Quantitative Investing.
Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors' historical trends.
  High Portfolio Turnover.
High portfolio turnover (more than 100%) may result in increased transaction costs and potentially higher capital gains or losses. The effects of higher than normal portfolio turnover may adversely affect the fund's performance.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency .   You could lose money by investing in the fund.
Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate.
Performance
The following information is intended to help you understand the risks of investing in the fund.
The information illustrates the performance of the fund's shares over the past year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.
Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

2022
- 10.58%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	3.62%	December 31, 2022
Lowest Quarter Return	- 6.55%	March 31, 2022
Year-to-Date Return	3.25%	June 30, 2023

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.
For the periods ended December 31, 2022	Past 1 year	Life of fund A
Strategic Advisers® Municipal Bond Fund
Return Before Taxes	- 10.58%	- 6.76%
Return After Taxes on Distributions	- 10.58%	- 6.76%
Return After Taxes on Distributions and Sale of Fund Shares	- 5.21%	- 4.55%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	- 8.53%	- 5.39%

A From June 17, 2021 .

Investment Adviser
Strategic Advisers (the Adviser) is the fund's manager. Delaware Investments Fund Advisers, FIAM LLC, MacKay Shields LLC, Massachusetts Financial Services Company, T. Rowe Price Associates, Inc., and Western Asset Management Company, LLC have been retained to serve as sub-advisers for the fund.
FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan) have been retained to serve as sub-subadvisers for the fund.
The Adviser may change a sub-adviser's asset allocation at any time, including allocating no assets to, or terminating the sub-advisory contract with, a sub-adviser.
Portfolio Manager(s)
Chris Heavey (Lead Portfolio Manager) has managed the fund since 2021.
Purchase and Sale of Shares
The fund is not available for sale to the general public.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.
The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.
The fund is open for business each day the New York Stock Exchange (NYSE) is open.
There is no purchase minimum for fund shares.
Tax Information
The fund seeks to earn income and pay dividends exempt from federal income tax. Income exempt from federal income tax may be subject to state or local tax, or to the federal alternative minimum tax. A portion of the dividends you receive may be subject to federal and state income taxes. You may also receive taxable distributions attributable to the fund's sale of bonds.
Payments to Broker-Dealers and Other Financial Intermediaries
The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics
Investment Details

Investment Objective
Strategic Advisers® Municipal Bond Fund seeks to provide a high current yield exempt from federal income tax.
Principal Investment Strategies
The Adviser normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal income tax. The municipal securities in which the fund invests are normally investment-grade (those of medium and high quality). The Adviser may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.
The Adviser allocates the fund's assets among underlying funds and sub-advisers to attempt to diversify the fund's portfolio among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector and maturity.
The Adviser may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities.
The Adviser may also invest up to 30% of the fund's assets in lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).
The fund implements its investment strategies by investing directly in securities through one or more sub-advisers or indirectly in securities through one or more underlying funds, which in turn invest directly in securities.
The Adviser may allocate the fund's assets among any number of underlying funds or sub-advisers at any time. The Adviser may adjust allocations among underlying funds or sub-advisers from time to time, including making no allocation at all to one or more sub-advisers.
The Adviser pursues a disciplined, benchmark-driven approach to portfolio construction, and monitors and adjusts allocations to underlying funds and sub-advisers as necessary to favor those underlying funds and sub-advisers that the Adviser believes will provide the most favorable outlook for achieving the fund's investment objective.
When determining how to allocate the fund's assets among sub-advisers and underlying funds, the Adviser uses proprietary fundamental and quantitative research, considering factors including, but not limited to, performance in different market environments, manager experience and investment style, management company infrastructure, costs, asset size, and portfolio turnover.
The fund may invest in affiliated fixed-income funds ( i.e., Fidelity ®   funds, including mutual funds and ETFs), non-affiliated fixed-income funds that participate in Fidelity's FundsNetwork ®   and in non-affiliated ETFs. Underlying funds include both funds managed by Fidelity Management & Research Company LLC (FMR) (an affiliated company that, together with the Adviser, is part of Fidelity Investments) or an affiliate and funds managed by investment advisers other than Fidelity. Fidelity may receive service fees that typically are at an annual rate of up to 0.40% of a non-affiliated underlying fund's average daily net assets attributable to purchases through Fidelity's FundsNetwork ® , though such fees may be higher or lower, or may be charged as transaction and/or account fees. In addition, the fund may invest in ETFs in transactions not occurring through Fidelity's FundsNetwork ® .
The Adviser generally classifies funds by reference to a fund's name, policies, or classification by a third-party ranking or ratings organization at the time of investment. Investments in funds whose names, policies or classifications change after purchase continue to be considered subject to the classification at time of investment for purposes of the 80% policy.
To select investments, a sub-adviser may analyze the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, a sub-adviser may consider, among other things, the market's overall risk characteristics, the market's current pricing of those risks, and internal views of potential future market conditions.
It is not possible to predict the extent to which the fund's assets will be invested by a particular sub-adviser at any given time and one or more sub-advisers may not be managing any assets for the fund at any given time.
The fund's initial shareholder approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements, subject to conditions of an exemptive order that has been granted by the SEC (Exemptive Order). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. Subject to oversight by the Board of Trustees, the Adviser has the ultimate responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.
Description of Principal Security Types
In addition to investing in underlying funds, the fund may invest directly in the following principal security types:
Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds, municipal money market securities, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.
Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.
Principal Investment Risks
Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund's performance. The fund's share price changes daily based on the performance of the underlying funds and securities in which it invests and on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of underlying funds and securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that underlying fund or issuer.
If the Adviser's or a sub-adviser's allocation strategies do not work as intended, the fund may not achieve its objective. A portfolio manager's evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions.
When your shares are sold they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.
The following factors can significantly affect the fund's performance:
Multiple Sub-Adviser Risk . Because each sub-adviser manages its allocated portion, if any, independently from another sub-adviser, it is possible that the sub-advisers' security selection processes may not complement one another. As a result, the fund's aggregate exposure to a particular industry or group of industries, or to a single issuer, could unintentionally be larger or smaller than intended. Because each sub-adviser directs the trading for its own portion, if any, of the fund, and does not aggregate its transactions with those of the other sub-advisers, the fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire fund.
Investing in Other Funds. Regulatory restrictions may limit the amount that one fund can invest in another, and in certain cases further limit investments to the extent a fund's shares are already held by the Adviser or its affiliates. The fund bears all risks of investment strategies employed by the underlying funds. The fund does not control the investments of the underlying funds, which may have different investment objectives and may engage in investment strategies that the fund would not engage in directly. Aggregation of underlying fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase volatility. Some of the underlying funds in which the fund invests are managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of an underlying fund's index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the performance of these underlying passively managed funds could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. In addition, errors in the construction or calculation of the index tracked by an underlying passively managed fund may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on the performance of the underlying fund and its shareholders.
Municipal Market Volatility.   Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, and utilities, conditions in those sectors can affect the overall municipal market. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market, and market conditions may directly impact the liquidity and valuation of municipal securities.
Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. In market environments where interest rates are rising, issuers may be less willing or able to make principal and/or interest payments on securities when due. Although the transition process away from certain benchmark rates, including London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another), has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain and may adversely impact a fund's performance.
Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) tend to be particularly sensitive to these changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service (IRS) determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.
Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price, and often are considered to be speculative.
Generally, the fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. Neither the Adviser nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax- free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. For certain types of structured securities, the tax status of the pass- through of tax- free income may also be based on the federal tax treatment of the structure.
Investing in ETFs. ETFs may trade in the secondary market ( e.g. , on a stock exchange) at prices below the value of their underlying portfolios and may not be liquid. An ETF that is not actively managed cannot sell poorly performing stocks or other assets as long as they are represented in its index or other benchmark. ETFs that track an index are subject to tracking error risk (the risk of errors in matching the ETF's underlying assets to its index or other benchmark).
Quantitative Investing. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security's value. In addition, factors that affect a security's value can change over time and these changes may not be reflected in the quantitative model.
High Portfolio Turnover.   The fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups, and other transaction costs on the sale of securities or reinvestment in other securities. The sale of the fund's securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect the fund's performance.
In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance, and the fund could distribute income subject to federal income tax.
Other Investment Strategies
In addition to the principal investment strategies discussed above, the Adviser may invest the fund's assets in municipal debt securities by investing in other funds.
The Adviser may also invest in securities that are subject to federal income tax, including, but not limited to, taxable municipal bonds, U.S. Treasury and Government agency issues, and investment grade corporate bonds.
The fund may also use various techniques, such as buying and selling futures contracts, to increase or decrease its exposure to changing security prices or other factors that affect security values. The fund may also enter into foreign currency forward contracts for hedging purposes. In addition, the fund may have indirect exposure to derivatives through its investments in underlying funds.

Fundamental Investment Policies
The following is fundamental, that is, subject to change only by shareholder approval:
Strategic Advisers® Municipal Bond Fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal income tax.

Valuing Shares

The fund is open for business each day the NYSE is open.
The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV.
NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the SEC.
To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.
Shares of underlying funds (other than ETFs) are valued at their respective NAVs. NAV is calculated using the values of the underlying funds in which the fund invests. For an explanation of the circumstances under which the underlying funds will use fair value pricing and the effects of using fair value pricing, see the underlying funds' prospectuses and Statements of Additional Information (SAIs). Other assets (including securities issued by ETFs) are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.
Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets, if applicable, present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.
Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information
Additional Information about the Purchase and Sale of Shares

NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.
As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.
General Information
Shares can be purchased only through certain discretionary investment programs offered by the Adviser or its affiliates. If you are not currently a client of a Fidelity discretionary investment program, please call 1-800-544-3455 (9:00 a.m. - 6:00 p.m. Eastern time, Monday through Friday) for more information. Additional fees apply for discretionary investment programs. For more information on these fees, please refer to the "Buying and Selling Information" section of the SAI.
The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders.
Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.
Because investments in the fund can only be made by the Adviser or an affiliate on behalf of its clients, the potential for excessive or short-term disruptive purchases and sales is reduced. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive trading of fund shares and the fund accommodates frequent trading.
The fund does not place a limit on purchases or sales of fund shares by the Adviser or its affiliates. The fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, the fund reserves the right to impose restrictions on disruptive, excessive, or short-term trading.
Buying Shares
Eligibility
Shares are generally available only to investors residing in the United States.
Shares are available only to certain discretionary investment programs offered by the Adviser or its affiliates.
There is no minimum balance or purchase minimum for fund shares.
Price to Buy
The price to buy one share is its NAV. Shares are sold without a sales charge.
Shares will be bought at the NAV next calculated after an order is received in proper form.
Provided the fund receives an order to buy shares in proper form before the close of business, the fund may place an order to buy shares of an underlying Fidelity ® fund after the close of business, pursuant to a pre-determined allocation, and receive that day's NAV.
The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.
Selling Shares
The price to sell one share is its NAV.
Shares will be sold at the NAV next calculated after an order is received in proper form.
Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.
Provided the fund receives an order to sell shares in proper form before the close of business, the fund may place an order to sell shares of an underlying Fidelity ® fund after the close of business, pursuant to a pre-determined allocation, and receive that day's NAV.
See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.
Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
Redemption proceeds may be paid in underlying fund shares, securities, or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.
Policies Concerning the Redemption of Fund Shares
Shares of the fund are only available to certain discretionary investment programs offered by the Adviser or its affiliates.
If your account is held directly with a fund , the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity ® money market fund that are used to buy shares of another Fidelity ® fund are settled simultaneously.
If your account is held through an intermediary , the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.
As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.
Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity ® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.
In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.
When your relationship with your managed account provider is terminated, your shares may be sold at the discretion of the managed account provider at the NAV next calculated after the sell order is placed, in which case the redemption proceeds will remain in your account pending your instruction.
Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.
The fund normally declares dividends and pays capital gain distributions per the tables below:
Fund Name	Dividends Paid
Strategic Advisers® Municipal Bond Fund	Declares daily and pays monthly
Fund Name	Capital Gains Paid
Strategic Advisers® Municipal Bond Fund	July, December
Distribution Options
Any dividends and capital gain distributions may be reinvested in additional shares or paid in cash.
Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you.
Taxes on Distributions
The fund seeks to earn income and pay dividends exempt from federal income tax.
Income exempt from federal income tax may be subject to state or local tax, or to the federal alternative minimum tax. A portion of the dividends you receive may be subject to federal and state income taxes. You may also receive taxable distributions attributable to the fund's sale of bonds.
For federal tax purposes, certain distributions, including distributions of short-term capital gains and gains on the sale of bonds characterized as market discount, are taxable to you as ordinary income, while certain distributions of long-term capital gains are taxable to you generally as capital gains.
If the Adviser buys shares on your behalf when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.
Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.
Taxes on Transactions
Your redemptions may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.
Fund Services
Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.
The fund employs a multi-manager and a fund of funds investment structure. The Adviser may allocate the fund's assets among any number of sub-advisers or underlying funds. The Adviser may adjust allocations among underlying funds or sub-advisers from time to time, including making no allocation to, or terminating the sub-advisory contract with, a sub-adviser.
Adviser
Strategic Advisers LLC.   The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.
As of December 31, 2022, the Adviser had approximately $632.6 billion in discretionary assets under management, and approximately $3.9 trillion when combined with all of its affiliates' assets under management.
As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.
Sub-Adviser(s)
Delaware Investments Fund Advisers (DIFA) , at 100 Independence, 610 Market Street, Philadelphia, PA 19106, has been retained to serve as a sub-adviser for the fund. DIFA is a series of Macquarie Investment Management Business Trust, which is a subsidiary of Macquarie Management Holdings, Inc. ("MMHI"). MMHI, DIFA, and other affiliates of MMHI are together known as Macquarie Asset Management Public Investments. As of March 31, 2023, MMHI and its subsidiaries had approximately $196.4 billion in assets under management.
FIAM LLC (FIAM) , at 900 Salem Street, Smithfield, Rhode Island 02917, has been retained to serve as a sub-adviser for the fund. FIAM is an affiliate of Strategic Advisers. As of December 31, 2022, FIAM had approximately $152.3 billion in discretionary assets under management.
Other investment advisers have been retained to assist FIAM with foreign investments:
  FMR UK, at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, has been retained to serve as a sub-subadviser for the fund. As of December 31, 2022, FMR UK had approximately $14.7 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of both FIAM and the Adviser.
  FMR H.K., at Floor 19, 41 Connaught Road Central, Hong Kong, has been retained to serve as a sub-subadviser for the fund. As of December 31, 2022, FMR H.K. had approximately $21.4 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of both FIAM and the Adviser.
  FMR Japan, at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, has been retained to serve as a sub-subadviser for the fund. As of March 31, 2023, FMR Japan had approximately $2.9 billion in discretionary assets under management. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of both FIAM and the Adviser.
MacKay Shields LLC (MacKay Shields) , at 1345 Avenue of the Americas, New York, NY 10105, has been retained to serve as a sub-adviser for the fund. As of May 31, 2023, MacKay Shields had approximately $132 billion in assets under management.
Massachusetts Financial Services Company (MFS) , at 111 Huntington Avenue, Boston, Massachusetts 02199, has been retained to serve as a sub-adviser for the fund. As of May 31, 2023, MFS had approximately $565.6 billion in assets under management.
T. Rowe Price Associates, Inc. (T. Rowe Price) , at 100 East Pratt Street, Baltimore, Maryland 21202, has been retained to serve as a sub-adviser for the fund. As of March 31, 2023, T. Rowe Price had approximately $1.34 trillion in assets under management.
Western Asset Management Company, LLC (Western Asset) , at 385 East Colorado Blvd, Pasadena, California 91101, has been retained to serve as a sub-adviser for the fund. As of May 31, 2023, Western Asset had approximately $389.9 billion in assets under management.
Portfolio Manager(s)
Chris Heavey is Lead Portfolio Manager of Strategic Advisers ® Municipal Bond Fund, which he has managed since 2021. He also manages other funds. Since joining Fidelity Investments in 1998, Mr. Heavey has worked as a senior research analyst and portfolio manager.
The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).
From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
Advisory Fee(s)
The fund pays a management fee to the Adviser.
The management fee is calculated and paid to the Adviser every month.
The fund's management fee is calculated by adding the annual rate of 0.25% of the fund's average daily net assets throughout the month plus the total fees payable monthly to the fund's sub-advisers, if any, pursuant to the applicable investment sub-advisory agreement(s).
Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.
The fund's maximum aggregate annual management fee will not exceed 0.60% of the fund's average daily net assets.
The Adviser has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the fund's average daily net assets through September 30, 2025.
The management fee paid, as a percentage of a fund's average net assets, for the fiscal year ended May 31, 2023, is shown in the following table:
Fund	Management Fee Rate
Strategic Advisers® Municipal Bond Fund	0.07%*

*After waiver and/or reimbursement
In return for the services of the fund's sub-advisers, the Adviser will pay each of the fund's sub-advisers the fee (as described above) payable to that sub-adviser.
FIAM, in turn, will pay FMR H.K., FMR Japan, and FMR UK for providing sub-subadvisory services.
The basis for the Board of Trustees approving the management contract, sub-advisory agreements, and sub-subadvisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended November 30, 2022.
Fund Distribution

FDC distributes the fund's shares.
Distribution and Service Plan(s)
The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.
Affiliates of the Adviser may receive service fees or distribution fees or both with respect to underlying funds that participate in Fidelity's FundsNetwork ® .
If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to, or to buy shares of the fund from, any person to whom it is unlawful to make such offer.

Appendix
Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report(s), along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Strategic Advisers® Municipal Bond Fund

Years ended May 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.03	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.293	.202
Net realized and unrealized gain (loss)	(.305)	(.984)
Total from investment operations	(.012)	(.782)
Distributions from net investment income	(.288)	(.187)
Distributions from net realized gain	-	(.001)
Total distributions	(.288)	(.188)
Net asset value, end of period	$8.73	$9.03
Total Return D,E	(.07)%	(7.92)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.34%	.31% H
Expenses net of fee waivers, if any	.09%	.06% H
Expenses net of all reductions	.09%	.06% H
Net investment income (loss)	3.35%	2.27% H
Supplemental Data
Net assets, end of period (000 omitted)	$12,995,342	$11,160,697
Portfolio turnover rate I	117%	134% H

A For the period June 17, 2021 (commencement of operations) through May 31, 2022.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Annualized.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Additional Index Information

Bloomberg Municipal Bond Index is a market value-weighted index of investment-grade municipal bonds with maturities of one year or more.
IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
 For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.
 For investors other than individuals:   When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its Statement of Additional Information (SAI) and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.
For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-3455. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.
The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-21991
Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2023 FMR LLC. All rights reserved.
1.9903611.102	SAM-PRO-0723

Fund /Ticker
Strategic Advisers® Alternatives Fund /FSLTX
Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Prospectus
July 29, 2023

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Strategic Advisers® Alternatives Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary
Fund:
Strategic Advisers® Alternatives Fund
Investment Objective
Strategic Advisers® Alternatives Fund seeks total return.
Fee Table
The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee (fluctuates based on the fund's allocation among underlying funds and sub-advisers)	0.30 % A
Distribution and/or Service (12b-1) fees	None
Other expenses	0.03%
Acquired fund fees and expenses	1.27%
Total annual operating expenses	1.60 % B
Fee waiver and/or expense reimbursement	0.25 % A
Total annual operating expenses after fee waiver and/or expense reimbursement	1.35 % B
A Strategic Advisers LLC (Strategic Advisers) has contractually agreed that the fund's maximum aggregate annual management fee will not exceed 2.00% of the fund's average daily net assets. In addition, Strategic Advisers has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the fund's average daily net assets. This arrangement will remain in effect through September 30, 2025 , and neither Strategic Advisers nor any of its affiliates retain the ability to be repaid with respect to this arrangement. Strategic Advisers may not terminate this arrangement without the approval of the Board of Trustees.
B Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses.
This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$137
3 years	$446
5 years	$814
10 years	$1,849

Portfolio Turnover

The fund will not incur transaction costs, such as commissions, when it buys and sells shares of affiliated mutual funds but may incur transaction costs when buying or selling non-affiliated funds and other types of securities (including exchange traded funds (ETFs)) directly (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance . For the period from July 12, 2022 to May 31, 2023, the fund's portfolio turnover rate was 64% (annualized) of the average value of its portfolio.
Principal Investment Strategies
  Seeking to provide shareholders with positive total returns over a complete market cycle (generally five to eight years) through multiple "alternative" or non-traditional strategies, including return seeking (positive correlation with equity markets), diversifying (low correlation with equity markets) and defensive strategies (hedging strategies that are expected to perform well when equity markets decline).
  Normally allocating the fund's assets among affiliated and unaffiliated mutual funds and exchange-traded funds (collectively, underlying funds), derivatives, and sub-advisers that provide exposure to equity, debt (including debt securities of less than investment-grade quality, also referred to as high yield debt securities or junk bonds), derivatives, currency, and commodities markets, across different market sectors, countries and regions, including the United States and emerging markets, and cash and cash equivalents.
  Engaging in transactions that have a leveraging effect on the fund, including long and short investments in derivatives - such as forward contracts, futures, options, swaps, and various volatility related instruments - and forward-settling securities, to: create and adjust the fund's investment exposure; enhance total return; hedge against fluctuations in securities prices, interest rates, or currency exchange rates; change the effective duration of the fund's portfolio; manage certain investment risks; manage volatility; and/or substitute for the purchase or sale of securities, currencies, or commodities.
  Allocating assets among affiliated funds (i.e., Fidelity® funds, including mutual funds and Exchange Traded Funds (ETFs)), non-affiliated funds that participate in Fidelity's FundsNetwork®, non-affiliated ETFs and sub-advisers.
  Allocating assets among sub-advisers and underlying funds using proprietary fundamental and quantitative research, considering factors including, but not limited to, performance in different market environments, manager experience and investment style, management company infrastructure, costs, asset size, and portfolio turnover.
  Investing up to 25% of assets in one or more wholly-owned subsidiaries organized under the laws of the Cayman Islands with a May 31 fiscal year end that invest in commodity-linked derivative instruments.
Pursuant to an exemptive order granted by the Securities and Exchange Commission (SEC), Strategic Advisers LLC (Strategic Advisers) is permitted, subject to the approval of the Board of Trustees, to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements. Subject to oversight by the Board of Trustees, Strategic Advisers has the ultimate responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement .
Principal Investment Risks
  Multiple Sub-Adviser Risk.
Separate investment decisions and the resulting purchase and sale activities of the fund's sub-advisers might adversely affect the fund's performance or lead to disadvantageous tax consequences.
  Investing in Other Funds.
Regulatory restrictions may limit the amount that one fund can invest in another, which means that the fund's manager may not be able to invest as much as it wants to in some other funds. The fund bears all risks of investment strategies employed by the underlying funds, including the risk that the underlying funds will not meet their investment objectives. Underlying funds may invest in special purpose acquisition companies or other similar special purpose entities (collectively, SPACs), which do not have an operating history or ongoing business other than seeking acquisitions. As such, the value of a SPAC's securities is particularly dependent on the ability of its management to identify and complete a profitable acquisition and may be highly volatile with little or no liquidity. Underlying funds that are passively managed attempt to track the performance of an unmanaged index of securities and as such their performance could be lower than actively managed funds, which may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline. In addition, errors in the construction of the index tracked by an underlying passively managed fund may have an adverse impact on the performance of such underlying fund.
  Stock Market Volatility.
Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Interest Rate Changes.
Interest rate increases can cause the price of a debt security to decrease.
  Correlation Risk.
The correlation of asset classes or selected countries and investments become correlated in a way not anticipated by the Adviser could result in magnified risks and loss instead of reducing the risk of loss.
  Foreign and Emerging Markets Risk.
Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging markets typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors.
Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.
Foreign exchange rates also can be extremely volatile.
  Geographic Exposure.
Social, political, and economic conditions and changes in regulatory, tax, or economic policy in a country or region could significantly affect the market in that country or region.
  Currency Exposure.
Because the fund is normally exposed to foreign currencies, it could experience losses based solely on the weakness of foreign currencies versus the U.S. dollar and changes in the exchange rates between foreign currencies and the U.S. dollar. Currency risk may be particularly high to the extent that a fund invests in foreign currencies or engages in foreign currency transactions that are economically tied to emerging markets countries. These emerging markets currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.
  Industry Exposure.
Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or group of related industries.
  Subsidiary Risk.
Investment in Strategic Advisers Alternatives Fund Cayman Ltd. 1, an unregistered subsidiary, is not subject to the investor protections of the Investment Company Act of 1940 (1940 Act) and is subject to the risks associated with investing in derivatives and commodity-linked investing in general. Changes in tax and other laws could negatively affect investments in the subsidiary.
  Prepayment.
The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes.
The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.
Changes in the financial condition of an issuer or counterparty (e.g., broker-dealer or other borrower in a securities lending transaction) can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value or result in delays in recovering securities and/or capital from a counterparty.
  Small- and Mid-Cap Investing.
The value of securities of small to medium size, less well-known issuers can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.
  Leverage Risk.
Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. The fund's use of futures, forwards, options, swaps, and other derivative instruments may result in losses. The value of these derivative instruments may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments and may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of underlying instruments may produce disproportionate losses to the fund. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Moreover, a relatively small price movement in a derivative contract may result in substantial losses to the fund, exceeding the amount of the margin paid. The use of derivatives can increase the fund's risk exposure to underlying assets and their attendant risks, while also exposing the fund to the risk of mispricing or other improper valuation and the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness.
  Investing in ETFs.
ETFs may trade in the secondary market at prices below the value of their underlying portfolios and may not be liquid. ETFs that track an index are subject to tracking error and may be unable to sell poorly performing assets that are included in their index or other benchmark.
  Quantitative Investing.
Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors' historical trends.
  Commodity-Linked Investing.
The value of commodities and commodity-linked investments may be affected by the performance of the overall commodities markets as well as weather, political, tax, and other regulatory and market developments. Commodity-linked investments may be more volatile and less liquid than the underlying commodity, instruments, or measures.
  Commodity Futures.
Investments in commodity futures contracts are also subject to the risk of the failure of any of the exchanges on which the fund's positions trade or of its clearinghouses or counterparties. In addition, certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as "daily price fluctuation limits" or "daily limits." Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limit. If triggered, these limits could prevent the fund from liquidating unfavorable positions and subject the fund to losses or prevent it from entering into desired trades during the particular trading day.
In addition, the fund is classified as non-diversified under the 1940 Act, which means that it has the ability to invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency .   You could lose money by investing in the fund.
Performance
Performance history will be available for the fund after the fund has been in operation for one calendar year.
Investment Adviser
Strategic Advisers (the Adviser) is the fund's manager. Fidelity Diversifying Solutions LLC and Pacific Investment Management Company LLC have been retained to serve as sub-advisers for the fund.
FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan) have been retained to serve as sub-subadvisers for the fund.
The Adviser may change a sub-adviser's asset allocation at any time, including allocating no assets to, or terminating the sub-advisory contract with, a sub-adviser.
Portfolio Manager(s)
Maciej Sawicki (Lead Portfolio Manager) has managed the fund since 2022.
Purchase and Sale of Shares
The fund is not available for sale to the general public.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.
The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.
The fund is open for business each day the New York Stock Exchange (NYSE) is open.
There is no purchase minimum for fund shares.
Tax Information
Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics
Investment Details

Investment Objective
Strategic Advisers® Alternatives Fund seeks total return.
Principal Investment Strategies
The fund pursues its investment objective by seeking to provide shareholders with positive total returns over a complete market cycle (generally five to eight years) through multiple "alternative" or non-traditional strategies. The fund achieves exposure to these strategies through underlying funds, sub-advisers and derivatives that provide exposure to multiple alternative strategies, including return seeking, diversifying and defensive strategies. Return seeking strategies exhibit meaningful positive correlation to equity markets and may include different arbitrage and global macro strategies that seek to take long positions in undervalued markets and short positions in overvalued markets. Arbitrage strategies may also include investments in the stock, warrants, and other securities of special purpose acquisition companies or other similar special purpose entities (collectively, SPACs) that pool money to seek potential acquisition opportunities. Diversifying strategies generally have low correlation to equity markets and seek to diversify the risks of investing in equity markets by offering alternative strategies that may include "trend" strategies that make investments in markets that are trending up, while shorting those that are trending down, "reinsurance" strategies that provide exposure to insurance markets for natural catastrophes and "relative value" strategies that purchase undervalued assets paired with a similar sized short position in an overvalued asset. Defensive strategies are designed to perform well when equity markets decline and include various hedging strategies.
The Adviser normally allocates the fund's assets among affiliated and unaffiliated mutual funds and exchange-traded funds (collectively, underlying funds), derivatives and sub-advisers that provide exposure to equity, debt (including debt securities of less than investment-grade quality, also referred to as high yield debt securities or junk bonds), derivatives, currency, and commodities markets, across different market sectors, countries and regions, including the United States and emerging markets, and cash and cash equivalents. The fund has flexibility in its allocation to asset classes, markets, and instruments and expects to vary the percentage of its assets invested in each asset class, market and instrument from time to time.
The fund invests in derivatives, both long and short, such as: forward contracts, including forward foreign currency contracts; futures, including exchange traded futures, currency, equity index, commodity, interest rate and other bond futures; options, including writing (selling) calls against positions in the portfolio (covered calls) or writing (selling) puts, call and put options, over-the-counter (OTC) options, options on swaps and rights and warrants; and swaps, including credit default swaps, interest rate swaps, and total return swaps; and various volatility related instruments. The fund uses derivatives to: create and adjust investment exposure; enhance total return; hedge against fluctuations in securities prices, interest rates, or currency exchange rates; change the effective duration of the fund's portfolio; manage certain investment risks; manage volatility; and/or substitute for the purchase or sale of securities, currencies or commodities. Therefore, the Adviser expects the fund to have investment leverage, defined as market exposure in excess of the fund's assets, as a result of the fund's investments in derivatives.
The Adviser pursues a disciplined approach to portfolio construction, and monitors and adjusts allocations to underlying funds, derivatives and sub-advisers as necessary to favor those underlying funds, derivatives and sub-advisers that the Adviser believes will provide the most favorable outlook for achieving the fund's investment objective. The Adviser may allocate the fund's assets among any number of underlying funds, sub-advisers and derivatives at any time and may adjust these allocations from time to time, including making no allocations at all to one or more sub-advisers.
When determining how to allocate the fund's assets, the Adviser uses proprietary fundamental and quantitative research, considering factors including, but not limited to, performance in different market environments, manager experience and investment style, management company infrastructure, costs, asset size, and portfolio turnover.
The fund may invest in affiliated funds (i.e., Fidelity® funds, including mutual funds and ETFs), non-affiliated funds that participate in Fidelity's FundsNetwork® and in non-affiliated ETFs. Underlying funds include both funds managed by Fidelity Management & Research Company LLC (FMR) (an affiliated company that, together with the Adviser, is part of Fidelity Investments) or an affiliate and funds managed by investment advisers other than Fidelity. Fidelity may receive service fees that typically are at an annual rate of up to 0.40% of a non-affiliated underlying fund's average daily net assets attributable to purchases through Fidelity's FundsNetwork®, though such fees may be higher or lower, or may be charged as transaction and/or account fees. In addition, the fund may invest in ETFs in transactions not occurring through Fidelity's FundsNetwork ® .
For information on the underlying funds, see the underlying funds' prospectuses. A copy of any underlying Fidelity® fund's prospectus is available at www.fidelity.com or institutional.fidelity.com. For a copy of any other underlying fund's prospectus, visit the web site of the company that manages or sponsors that underlying fund.
Common types of investment approaches that a sub-adviser may use in selecting investments for a fund include, but are not limited to, quantitative analysis, fundamental analysis, or a combination of both approaches. Quantitative analysis refers to programmatic models that analyze such factors as growth potential, valuation, relative valuation, liquidity, and investment risk based on data inputs. Fundamental analysis involves a bottom-up assessment of potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, economic and market conditions, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and credit, currency and economic risks associated with a security or instrument and the country of its issuer.
The Adviser may invest up to 25% of the fund's assets in one or more wholly-owned subsidiaries of the fund organized under the laws of the Cayman Islands (the Subsidiaries) with a May 31 fiscal year end. The Subsidiaries are managed by the Adviser or a sub-adviser to the fund. The Subsidiaries are expected to invest directly in commodity-related instruments and commodity-linked derivative instruments, including swaps, options and forward contracts based on the value of commodities or commodities indexes, commodity-lined notes, and commodity futures. The Subsidiaries will not be managed to take delivery of physical commodities, and may divest of certain commodity-linked derivative instruments (namely commodity futures and forwards) to avoid delivery.
Because the fund is classified as non-diversified, the Adviser may invest a significant percentage of the fund's assets in a single issuer.
The fund's initial shareholder approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements, subject to conditions of an exemptive order that has been granted by the SEC (Exemptive Order). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. Subject to oversight by the Board of Trustees, the Adviser has the ultimate responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.
Description of Principal Security Types
In addition to investing in underlying funds, the fund may invest directly in the following principal security types:
Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include futures, options, forwards, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of an index, security, or other instrument or investment) and credit default swaps (buying or selling credit default protection) and volatility related instruments. Currency-related derivatives, in particular, include foreign exchange (FX) transactions such as spot FX trades, FX forwards, non-deliverable forwards, and cross-currency FX trades. Derivative instruments may include:
• A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the "long" position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the "short" position).
• Options are derivatives that give the purchaser the right to buy (call) or sell (put) a specific amount of an underlying instrument, foreign currency or contract (such as a swap agreement or futures contract) on the underlying instrument or foreign currency from or to a counterparty at a specified price (the strike price) on or before an expiration date.
•   In swap transactions , two parties agree to exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments.
•   Volatility related instruments provide exposure to volatility across different markets through long or short positions in derivative instruments, including volatility index options, volatility and variance swaps and volatility futures.
Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.
Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, catastrophe bonds (bonds designed to raise funds for companies in the insurance industry in the event of a natural disaster), government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities, loans and loan participations, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.
Commodity-linked derivative instruments are indexed to all or part of a commodities index or to a single commodity. Commodity-linked derivative instruments include debt securities and other investments whose maturity values, interest rates, or returns are determined by reference to a commodities index and are designed to provide exposure to the entire index, and may include other investments that provide exposure to less than the entire commodities index or to a single commodity. Commodity-linked derivative instruments may be positively or negatively indexed, meaning their maturity value may be structured to increase or decrease as commodity values change.
A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.
Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. When a fund does not already own or have the right to obtain securities equivalent in kind and amount, a commitment to sell securities is equivalent to a short sale. Payment and delivery take place after the customary settlement period.
U.S. Government securities are securities issued or guaranteed by the U.S. government and its various instrumentalities and agencies.
Principal Investment Risks
Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund's performance. The fund's share price changes daily based on the performance of the underlying funds and securities in which it invests and on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of underlying funds and securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that underlying fund or issuer. In addition, because the fund may invest a significant percentage of assets in a single issuer or a single underlying fund, the fund's performance could be closely tied to that one issuer or underlying fund and could be more volatile than the performance of more diversified funds.
If the Adviser's or a sub-adviser's allocation strategies do not work as intended, the fund may not achieve its objective. A portfolio manager's evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions.
When your shares are sold they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.
The following factors can significantly affect the fund's performance:
Multiple Sub-Adviser Risk . Because each sub-adviser manages its allocated portion, if any, independently from another sub-adviser, it is possible that the sub-advisers' security selection processes may not complement one another. As a result, the fund's aggregate exposure to a particular industry or group of industries, or to a single issuer, could unintentionally be larger or smaller than intended. Because each sub-adviser directs the trading for its own portion, if any, of the fund, and does not aggregate its transactions with those of the other sub-advisers, the fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire fund.
Investing in Other Funds. Regulatory restrictions may limit the amount that one fund can invest in another, and in certain cases further limit investments to the extent a fund's shares are already held by the Adviser or its affiliates. The fund bears all risks of investment strategies employed by the underlying funds. The fund does not control the investments of the underlying funds, which may have different investment objectives and may engage in investment strategies that the fund would not engage in directly. Underlying funds may invest in SPACs, which are collective investment structures formed to raise money in an initial public offering for the purpose of merging with or acquiring one or more operating companies. Because SPACs do not have an operating history or ongoing business other than seeking acquisitions, the value of a SPAC's securities is particularly dependent on the ability of its management to identify and complete a profitable acquisition. There is no guarantee that a SPAC will complete an acquisition or that any acquisitions completed will be profitable. The value of an underlying fund's investments in SPACs may be highly volatile and these investments may also have limited or no liquidity. Aggregation of underlying fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase volatility. Some of the underlying funds in which the fund invests are managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of an underlying fund's index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the performance of these underlying passively managed funds could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. In addition, errors in the construction or calculation of the index tracked by an underlying passively managed fund may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on the performance of the underlying fund and its shareholders.
Investing in ETFs. ETFs may trade in the secondary market ( e.g. , on a stock exchange) at prices below the value of their underlying portfolios and may not be liquid. An ETF that is not actively managed cannot sell poorly performing stocks or other assets as long as they are represented in its index or other benchmark. ETFs that track an index are subject to tracking error risk (the risk of errors in matching the ETF's underlying assets to its index or other benchmark).
Interest Rate Changes . Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as mortgage securities and the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities. Some countries experience low or negative interest rates from time to time, which may magnify interest rate risk for the market as a whole and for a fund. Although the transition process away from certain benchmark rates, including London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another), has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain and may adversely impact a fund's performance.
Prepayment. Many types of debt securities, including mortgage securities, inflation-protected debt securities, and floating rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment or when the credit quality of an issuer improves and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.
Correlation Risk.   Changes in the value of the asset classes in which the fund invests or specific investments within those asset classes may not track or offset each other in the manner anticipated by the Adviser. Because the fund's investment strategy seeks to balance risk across multiple asset classes and, within each asset class, to balance risk across different countries and investments, to the extent either the asset classes or the selected countries and investments become correlated in a way not anticipated by the Adviser, the fund's risk allocation process may not produce the intended result.
Stock Market Volatility . The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
Quantitative Investing. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security's value. In addition, factors that affect a security's value can change over time and these changes may not be reflected in the quantitative model.
Leverage Risk.   Derivatives and forward-settling securities and short sale transactions involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Forward-settling securities and short sale transactions also involve the risk that a security will not be issued, delivered, available for purchase, or paid for when anticipated. An increase in the market price of securities sold short will result in a loss. Government legislation or regulation could affect the use of these transactions and could limit a fund's ability to pursue its investment strategies. The use of derivatives can increase the fund's risk exposure to underlying assets and their attendant risks, such as credit risk, stock market volatility risk, foreign currency risk and interest rate risk, while also exposing the fund to the risk of mispricing or other improper valuation; the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness; counterparty risk; inflation risk; leverage risk; and liquidity risk.
The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in traditional securities and instruments. There is no guarantee that the use of derivatives will achieve their intended result. If the Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, the use of derivatives could result in losses, which may be significant. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of the derivatives or other instruments used by the Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class. The fund's use of derivatives also may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.
Swaps Risk. The fund may invest in credit default swaps, credit default swap indexes, interest rate swaps, and total return swaps. Swaps may be difficult to value and may be illiquid. The fund could experience losses if the underlying asset or reference does not perform as anticipated. The fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment.
Credit default swaps (including credit default swap indices)  are a special type of swap where one party makes a stream of payments to another party in exchange for the right to receive a specified return upon the occurrence of a particular credit event by one or more third parties, such as bankruptcy, default or a similar event. A credit default swap may be embedded within a structured note or other derivative instrument. If such a default were to occur, any contractual remedies that the fund may have may be subject to bankruptcy and insolvency laws, which could delay or limit the fund's recovery. Thus, if the counterparty to a credit default swap defaults on its obligation to make payments thereunder, as a result of its bankruptcy or otherwise, the fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays.
Credit default swap indices are indices that reflect the performance of a basket of credit default swaps and are subject to the same risks as credit default swaps, as well as additional risks. The fund's return from investment in a credit default swap index may not match the return of the referenced index. Unexpected changes in the composition of the index may also affect performance of the credit default swap index. If a referenced index has a dramatic intraday move that causes a material decline in the fund's net assets, the terms of the fund's credit default swap index may permit the counterparty to immediately close out the transaction. In that event, the fund may be unable to enter into another credit default swap index or otherwise achieve desired exposure, even if the referenced index reverses all or a portion of its intraday move.
Futures Contract Risk. The fund may invest in bond, currency, equity, index, and interest rate futures contracts. Certain futures contract markets are highly volatile, the use of futures may increase the volatility of the fund's NAV, and futures contracts may be illiquid or less liquid than the underlying reference. Futures are traded on exchanges that may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts. Futures positions are marked to market each day and variation margin payment must be paid to or by the fund. Because of the low margin deposits normally required in futures trading, it is possible that the fund may employ a high degree of leverage in the portfolio. For certain types of futures contracts, losses are theoretically unlimited. Moreover, futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges.
Options Risk . The fund may purchase or write (i.e., sell) put and call options. When writing options, the fund is exposed to the risk that it may be required to buy or sell the underlying reference at a disadvantageous price on or before the expiration date. If the fund sells a put option, the fund may be required to buy the underlying reference at a strike price that is above market price, resulting in a loss. If the fund sells a call option, the fund may be required to sell the underlying reference at a strike price that is below market price, resulting in a loss. If the fund sells a call option that is not covered (it does not own the underlying reference), the fund's losses are theoretically unlimited. Options may involve economic leverage, which could result in greater volatility in price movement. Options may be traded on a securities exchange or in the OTC market.
Commodity-Linked Investing. The performance of commodities, commodity-linked swaps, futures, notes, and other commodity-related investments may depend on the performance of individual commodities and the overall commodities markets and on other factors that affect the value of commodities, including weather, political, tax, and other regulatory and market developments. Commodity-linked instruments may be leveraged. For example, the price of a three-times leveraged commodity-linked note may change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying index. Commodity-linked investments may be hybrid instruments that can have substantial risk of loss with respect to both principal and interest. Commodity-linked investments may be more volatile and less liquid than the underlying commodity, instruments, or measures, and may be subject to the credit risks associated with the issuer or counterparty. As a result, returns of commodity-linked investments may deviate significantly from the return of the underlying commodity, instruments, or measures. In addition, the regulatory and tax environment for commodity-linked derivative instruments is evolving, and changes in the regulation or taxation of such investments may have a material adverse impact on an underlying fund.
The commodities industries can be significantly affected by the level and volatility of commodity prices; the rate of commodity consumption; world events including international monetary and political developments; import controls, export controls, and worldwide competition; exploration and production spending; and tax and other government regulations and economic conditions.
Commodity Futures. Investments in commodity futures contracts are also subject to the risk of the failure of any of the exchanges on which the fund's positions trade or of its clearinghouses or counterparties. In addition, certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as "daily price fluctuation limits" or "daily limits." Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limit. Once the price of a particular commodity futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. If triggered, these limits could prevent the fund from liquidating unfavorable positions and subject the fund to losses or prevent it from entering into desired trades during the particular trading day. A commodity futures contract could also move to the daily limit for several consecutive trading days with little or no trading, thereby further prolonging the liquidation of positions and subjecting some holders of such futures contracts to additional losses. In extraordinary circumstances, a futures exchange or the applicable regulator could suspend trading in a particular futures contract, or order liquidation or settlement of all open positions in such contract.
Small- and Mid-Cap Investing . The value of securities of small to medium size, less well-known issuers can be more volatile than that of relatively larger issuers and can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Smaller issuers can have more limited product lines, markets, and financial resources.
Foreign and Emerging Markets Risk.   Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.
Investing in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging markets typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Emerging markets economies can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. All of these factors can make emerging markets securities more volatile and potentially less liquid than securities issued in more developed markets.
Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.
Geographic Exposure. Social, political, and economic conditions and changes in regulatory, tax, or economic policy in a country or region could significantly affect the market in that country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic, currency, or regulatory developments. Similarly, from time to time, the fund or an underlying fund may invest a meaningful portion of its assets in the securities of issuers located in a single country or a limited number of countries. If the fund or an underlying fund invests in this manner, there is a higher risk that social, political, economic, tax (such as a tax on foreign investments or financial transactions), currency, or regulatory developments in those countries may have a significant impact on the fund's or the underlying fund's investment performance.
Industry Exposure. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry or a group of related industries as a whole, and these companies can be sensitive to adverse economic, regulatory, or financial developments.
Currency Exposure. Because the fund is normally exposed to foreign currencies, it could experience losses based solely on the weakness of foreign currencies versus the U.S. dollar and changes in the exchange rates between foreign currencies and the U.S. dollar. Currency risk may be particularly high to the extent that a fund invests in foreign currencies or engages in foreign currency transactions that are economically tied to emerging markets countries. These emerging markets currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.
Issuer-Specific Changes.   Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value and an issuer's or counterparty's ability to pay interest and principal when due. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds), including floating rate loans, and certain types of other securities tend to be particularly sensitive to these changes.
Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price, and often are considered to be speculative. The default rate for lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) is likely to be higher during economic recessions or periods of high interest rates.
Subsidiary Risk . The investments held by the Subsidiaries are generally similar to those that are permitted to be held by the fund and, therefore, the Subsidiaries are subject to risks similar to those of the fund, including the risks associated with investing in derivatives and commodity-linked investing in general. Because the Subsidiaries are organized under Cayman Islands law and are not registered under the 1940 Act, the Subsidiaries are not subject to the investor protections of the 1940 Act. Changes in U.S. or Cayman Islands laws could result in the inability of the fund and/or the Subsidiaries to operate as described in this prospectus.
In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.
Other Investment Strategies
In addition to the principal investment strategies discussed above, the Adviser may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

Non-Fundamental Investment Policies
The fund's investment objective is non-fundamental and may be changed without shareholder approval.

Valuing Shares

The fund is open for business each day the NYSE is open.
The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV.
NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the SEC.
To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.
Shares of underlying funds (other than ETFs) are valued at their respective NAVs. NAV is calculated using the values of the underlying funds in which the fund invests. For an explanation of the circumstances under which the underlying funds will use fair value pricing and the effects of using fair value pricing, see the underlying funds' prospectuses and Statements of Additional Information (SAIs). Other assets (including securities issued by ETFs) are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.
Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets, if applicable, present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.
Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information
Additional Information about the Purchase and Sale of Shares

NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.
As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.
General Information
Shares can be purchased only through certain discretionary investment programs offered by the Adviser or its affiliates. If you are not currently a client of a Fidelity discretionary investment program, please call 1-800-544-3455 (9:00 a.m. - 6:00 p.m. Eastern time, Monday through Friday) for more information. Additional fees apply for discretionary investment programs. For more information on these fees, please refer to the "Buying and Selling Information" section of the SAI.
The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders.
Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.
Because investments in the fund can only be made by the Adviser or an affiliate on behalf of its clients, the potential for excessive or short-term disruptive purchases and sales is reduced. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive trading of fund shares and the fund accommodates frequent trading.
The fund does not place a limit on purchases or sales of fund shares by the Adviser or its affiliates. The fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, the fund reserves the right to impose restrictions on disruptive, excessive, or short-term trading.
Buying Shares
Eligibility
Shares are generally available only to investors residing in the United States.
Shares are available only to certain discretionary investment programs offered by the Adviser or its affiliates.
There is no minimum balance or purchase minimum for fund shares.
Price to Buy
The price to buy one share is its NAV. Shares are sold without a sales charge.
Shares will be bought at the NAV next calculated after an order is received in proper form.
Provided the fund receives an order to buy shares in proper form before the close of business, the fund may place an order to buy shares of an underlying Fidelity ® fund after the close of business, pursuant to a pre-determined allocation, and receive that day's NAV.
The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.
Selling Shares
The price to sell one share is its NAV.
Shares will be sold at the NAV next calculated after an order is received in proper form.
Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.
Provided the fund receives an order to sell shares in proper form before the close of business, the fund may place an order to sell shares of an underlying Fidelity ® fund after the close of business, pursuant to a pre-determined allocation, and receive that day's NAV.
See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.
Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
Redemption proceeds may be paid in underlying fund shares, securities, or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.
Policies Concerning the Redemption of Fund Shares
Shares of the fund are only available to certain discretionary investment programs offered by the Adviser or its affiliates.
If your account is held directly with a fund , the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity ® money market fund that are used to buy shares of another Fidelity ® fund are settled simultaneously.
If your account is held through an intermediary , the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.
As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.
Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity ® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.
In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.
When your relationship with your managed account provider is terminated, your shares may be sold at the discretion of the managed account provider at the NAV next calculated after the sell order is placed, in which case the redemption proceeds will remain in your account pending your instruction.
Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.
The fund normally declares dividends and pays capital gain distributions per the tables below:
Fund Name	Dividends Paid
Strategic Advisers® Alternatives Fund	July, December
Fund Name	Capital Gains Paid
Strategic Advisers® Alternatives Fund	July, December
Distribution Options
Any dividends and capital gain distributions may be reinvested in additional shares or paid in cash.
Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you (for non-retirement accounts).
Taxes on Distributions
Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.
For federal tax purposes, certain distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).
If the Adviser buys shares on your behalf when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.
Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.
Taxes on Transactions
Your redemptions may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.
Fund Services
Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.
The fund employs a multi-manager and a fund of funds investment structure. The Adviser may allocate the fund's assets among any number of sub-advisers or underlying funds. The Adviser may adjust allocations among underlying funds or sub-advisers from time to time, including making no allocation to, or terminating the sub-advisory contract with, a sub-adviser.
Adviser
Strategic Advisers LLC.   The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.
As of December 31, 2022, the Adviser had approximately $632.6 billion in discretionary assets under management, and approximately $3.9 trillion when combined with all of its affiliates' assets under management.
As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.
Sub-Adviser(s)
Fidelity Diversifying Solutions LLC (FDS) , at 245 Summer Street, Boston, Massachusetts 02210, has been retained to serve as a sub-adviser for the fund. FDS is an affiliate of Strategic Advisers. As of December 31, 2022, FDS had approximately $86.3 million in discretionary assets under management.
Other investment advisers have been retained to assist FDS with foreign investments:
  FMR UK at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, has been retained to serve as a sub-subadviser for the fund. As of December 31, 2022, FMR UK had approximately $14.7 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of both FDS and the Adviser.
  FMR H.K., at Floor 19, 41 Connaught Road Central, Hong Kong, has been retained to serve as a sub-subadviser for the fund. As of December 31, 2022, FMR H.K. had approximately $21.4 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of both FDS and the Adviser.
  FMR Japan, at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, has been retained to serve as a sub-subadviser for the fund. As of March 31, 2023, FMR Japan had approximately $2.9 billion in discretionary assets under management. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of both FDS and the Adviser.
Pacific Investment Management Co LLC (PIMCO) , at 650 Newport Center Drive, Newport Beach, California 92660, has been retained to serve as a sub-adviser for the fund. As of March 31, 2023, PIMCO had approximately $1.80 trillion in assets under management.
Portfolio Manager(s)
Maciej Sawicki is Lead Portfolio Manager of Strategic Advisers ® Alternatives Fund, which he has managed since 2022. Since joining Fidelity Investments in 2021, Mr. Sawicki has worked as a portfolio manager. Prior to joining the firm, Mr. Sawicki served as a managing director and chief investment officer at PAAMCO Prisma West70 from February 2018 through July 2021, and as a portfolio manager at Harvard Management Company from June 2011 through January 2018.
The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).
From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
Advisory Fee(s)
The fund pays a management fee to the Adviser.
The management fee is calculated and paid to the Adviser every month.
The fund's management fee is calculated by adding the annual rate of 0.25% of the fund's average daily net assets throughout the month plus the total fees payable monthly to the fund's sub-advisers, if any, pursuant to the applicable investment sub-advisory agreement(s).
Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.
The fund's maximum aggregate annual management fee will not exceed 2.00% of the fund's average daily net assets.
The Adviser has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the fund's average daily net assets through September 30, 2025.
The management fee paid, as a percentage of a fund's average net assets, for the fiscal year ended May 31, 2023, is shown in the following table:
Fund	Management Fee Rate
Strategic Advisers® Alternatives Fund	0.05%*

*After waiver and/or reimbursement
In return for the services of the fund's sub-advisers, the Adviser will pay each of the fund's sub-advisers the fee (as described above) payable to that sub-adviser.
FDS, in turn, will pay FMR UK, FMR H.K., and FMR Japan for providing sub-subadvisory services.
The basis for the Board of Trustees approving the management contract, sub-advisory agreements, and sub-subadvisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended November 30, 2022.
Fund Distribution

FDC distributes the fund's shares.
Distribution and Service Plan(s)
The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.
Affiliates of the Adviser may receive service fees or distribution fees or both with respect to underlying funds that participate in Fidelity's FundsNetwork ® .
If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to, or to buy shares of the fund from, any person to whom it is unlawful to make such offer.

Appendix
Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Financial Highlights for Strategic Advisers® Alternatives Fund are presented on a consolidated basis for the fund and its subsidiary. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report(s), along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Strategic Advisers Alternatives Fund

Years ended May 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.40
Net realized and unrealized gain (loss)	(.41)
Total from investment operations	(.01)
Distributions from net investment income	(.29)
Distributions from net realized gain	(.14)
Total distributions	(.42) D
Net asset value, end of period	$9.57
Total Return E,F	(.11)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.33% I,J
Expenses net of fee waivers, if any	.08% I,J
Expenses net of all reductions	.08% I,J
Net investment income (loss)	4.62% I
Supplemental Data
Net assets, end of period (000 omitted)	$2,378,452
Portfolio turnover rate K	64% I

A For the period July 12, 2022 (commencement of operations) through May 31, 2023.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total distributions per share do not sum due to rounding.

E Total returns for periods of less than one year are not annualized.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Annualized.

J Audit fees are not annualized.

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Additional Index Information

ICE ® BofA ® US 3-Month Treasury Bill Index measures the performance of a single issue of outstanding treasury bill which matures closest to, but not beyond, three months from the rebalancing date. The issue is purchased at the beginning of the month and held for a full month; at the end of the month that issue is sold and rolled into a newly selected issue.
IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
 For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.
 For investors other than individuals:   When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its Statement of Additional Information (SAI) and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.
For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-3455. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.
The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-21991
Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2023 FMR LLC. All rights reserved.
1.9905584.102	SAA-PRO-0723

Fund /Ticker
Strategic Advisers® Large Cap Fund /FALCX
Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Prospectus
July 29, 2023

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Strategic Advisers® Large Cap Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary
Fund:
Strategic Advisers® Large Cap Fund
Investment Objective
Strategic Advisers® Large Cap Fund seeks capital appreciation.
Fee Table
The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee (fluctuates based on the fund's allocation among underlying funds and sub-advisers)	0.43 % A
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%
Acquired fund fees and expenses	0.06%
Total annual operating expenses	0.49 % B
Fee waiver and/or expense reimbursement	0.25 % A
Total annual operating expenses after fee waiver and/or expense reimbursement	0.24 % B
A Strategic Advisers LLC (Strategic Advisers) has contractually agreed that the fund's maximum aggregate annual management fee will not exceed 0.65% of the fund's average daily net assets. In addition, Strategic Advisers has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the fund's average daily net assets. This arrangement will remain in effect through September 30, 2025 , and neither Strategic Advisers nor any of its affiliates retain the ability to be repaid with respect to this arrangement. Strategic Advisers may not terminate this arrangement without the approval of the Board of Trustees.
B Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses.
This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$25
3 years	$96
5 years	$214
10 years	$557

Portfolio Turnover

The fund will not incur transaction costs, such as commissions, when it buys and sells shares of affiliated mutual funds but may incur transaction costs when buying or selling non-affiliated funds and other types of securities (including Exchange Traded Funds (ETFs)) directly (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 67 % of the average value of its portfolio.
Principal Investment Strategies
  Normally investing at least 80% of assets in securities and shares of funds with large market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell 1000® Index or the S&P 500® Index).
  Investing in domestic and foreign issuers.
  Normally investing in a combination of "growth" and "value" stocks.
  Implementing investment strategies by investing directly in securities through one or more managers (sub-advisers) or indirectly in securities through one or more other funds, referred to as underlying funds, which in turn invest directly in securities (as described below).
  Allocating assets among affiliated equity funds (i.e., Fidelity® funds, including mutual funds and ETFs), non-affiliated equity funds that participate in Fidelity's FundsNetwork®, non-affiliated ETFs (collectively, underlying funds), and sub-advisers.
  Allocating assets among sub-advisers and underlying funds using proprietary fundamental and quantitative research, considering factors including, but not limited to, performance in different market environments, manager experience and investment style, management company infrastructure, costs, asset size, and portfolio turnover.
Pursuant to an exemptive order granted by the Securities and Exchange Commission (SEC), Strategic Advisers LLC (Strategic Advisers) is permitted, subject to the approval of the Board of Trustees, to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements. Subject to oversight by the Board of Trustees, Strategic Advisers has the ultimate responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement .
Principal Investment Risks
  Multiple Sub-Adviser Risk.
Separate investment decisions and the resulting purchase and sale activities of the fund's sub-advisers might adversely affect the fund's performance or lead to disadvantageous tax consequences.
  Investing in Other Funds.
Regulatory restrictions may limit the amount that one fund can invest in another, which means that the fund's manager may not be able to invest as much as it wants to in some other funds. The fund bears all risks of investment strategies employed by the underlying funds, including the risk that the underlying funds will not meet their investment objectives. Underlying funds that are passively managed attempt to track the performance of an unmanaged index of securities and as such their performance could be lower than actively managed funds, which may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline. In addition, errors in the construction of the index tracked by an underlying passively managed fund may have an adverse impact on the performance of such underlying fund.
  Stock Market Volatility.
Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.
Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Industry Exposure.
Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or group of related industries.
  Issuer-Specific Changes.
The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
  Investing in ETFs.
ETFs may trade in the secondary market at prices below the value of their underlying portfolios and may not be liquid. ETFs that track an index are subject to tracking error and may be unable to sell poorly performing assets that are included in their index or other benchmark.
  "Growth" Investing.
"Growth" stocks can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks.
  "Value" Investing.
"Value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.
  Quantitative Investing.
Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors' historical trends.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency .   You could lose money by investing in the fund.
Performance
The following information is intended to help you understand the risks of investing in the fund.
The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.
Effective November 20, 2020, Strategic Advisers ® Core Fund ("Predecessor Fund") and two other funds were reorganized into the fund ("Reorganization"). The Predecessor Fund's investment objective was identical to the fund's and the Predecessor Fund was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the fund. The Predecessor Fund was designated as the accounting survivor in the Reorganization. As a result, the fund has assumed the Predecessor Fund's historical performance and the performance information shown below includes that of the Predecessor Fund, which had a different fee structure than the fund, for all periods prior to the Reorganization. Past performance may have been different if the fund's current fee structure had been in place during the period.
Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
32.84%	12.11%	0.08%	10.82%	22.55%	- 5.82%	31.68%	19.32%	27.99%	- 17.34%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	20.84%	June 30, 2020
Lowest Quarter Return	- 20.16%	March 31, 2020
Year-to-Date Return	16.51%	June 30, 2023

Average Annual Returns *

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.
For the periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® Large Cap Fund
Return Before Taxes	- 17.34%	9.38%	12.22%
Return After Taxes on Distributions	- 18.37%	7.55%	10.38%
Return After Taxes on Distributions and Sale of Fund Shares	- 9.54%	7.17%	9.64%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	- 18.11%	9.42%	12.56%

* For Strategic Advisers® Large Cap Fund, the table reflects average annual returns of the Predecessor Fund for all periods prior to the Reorganization.
Investment Adviser
Strategic Advisers (the Adviser) is the fund's manager. AllianceBernstein L.P., Aristotle Capital Management, LLC, Brandywine Global Investment Management, LLC, ClariVest Asset Management LLC, D. E. Shaw Investment Management, L.L.C., FIAM LLC, Geode Capital Management, LLC, J.P. Morgan Investment Management Inc., LSV Asset Management, Loomis, Sayles & Company, L.P., Neuberger Berman Investment Advisers LLC, PineBridge Investments LLC, Principal Global Investors, LLC, T. Rowe Price Associates, Inc., and Wellington Management Company LLP have been retained to serve as sub-advisers for the fund.
FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan) have been retained to serve as sub-subadvisers for the fund.
The Adviser may change a sub-adviser's asset allocation at any time, including allocating no assets to, or terminating the sub-advisory contract with, a sub-adviser.
Portfolio Manager(s)
Niall Devitt (Lead Portfolio Manager) has managed the fund since 2020.
Gopalakrishnan Anantanatarajan (Co-Portfolio Manager) has managed the fund since 2020.
Purchase and Sale of Shares
The fund is not available for sale to the general public.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.
The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.
The fund is open for business each day the New York Stock Exchange (NYSE) is open.
There is no purchase minimum for fund shares.
Tax Information
Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics
Investment Details

Investment Objective
Strategic Advisers® Large Cap Fund seeks capital appreciation.
Principal Investment Strategies
The fund normally invests at least 80% of its assets in securities and shares of funds with large market capitalizations. Although a universal definition of large market capitalization companies does not exist, for purposes of this fund, large market capitalization companies are generally defined as those whose market capitalization is similar to the market capitalization of companies in the Russell 1000 ® Index or the S&P 500 ® Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the fund's investment. The size of the companies in each index changes with market conditions and the composition of the index.
The fund may invest in securities of foreign issuers in addition to securities of domestic issuers.
The fund is not constrained by any particular investment style. The fund will normally invest in a combination of "growth" and "value" stocks.
The fund implements its investment strategies by investing directly in securities through one or more sub-advisers or indirectly in securities through one or more underlying funds, which in turn invest directly in securities.
The Adviser may allocate the fund's assets among any number of underlying funds or sub-advisers at any time. The Adviser may adjust allocations among underlying funds or sub-advisers from time to time, including making no allocation at all to one or more sub-advisers.
The Adviser pursues a disciplined, benchmark-driven approach to portfolio construction, and monitors and adjusts allocations to underlying funds and sub-advisers as necessary to favor those underlying funds and sub-advisers that the Adviser believes will provide the most favorable outlook for achieving the fund's investment objective.
When determining how to allocate the fund's assets among sub-advisers and underlying funds, the Adviser uses proprietary fundamental and quantitative research, considering factors including, but not limited to, performance in different market environments, manager experience and investment style, management company infrastructure, costs, asset size, and portfolio turnover.
The fund may invest in affiliated equity funds ( i.e., Fidelity ®   funds, including mutual funds and ETFs), non-affiliated equity funds that participate in Fidelity's FundsNetwork ®   and in non-affiliated ETFs. Underlying funds include both funds managed by Fidelity Management & Research Company LLC (FMR) (an affiliated company that, together with the Adviser, is part of Fidelity Investments) or an affiliate and funds managed by investment advisers other than Fidelity. Fidelity may receive service fees that typically are at an annual rate of up to 0.40% of a non-affiliated underlying fund's average daily net assets attributable to purchases through Fidelity's FundsNetwork ® , though such fees may be higher or lower, or may be charged as transaction and/or account fees. In addition, the fund may invest in ETFs in transactions not occurring through Fidelity's FundsNetwork ® .
The Adviser generally classifies funds by reference to a fund's name, policies, or classification by a third-party ranking or ratings organization at the time of investment. Investments in funds whose names, policies or classifications change after purchase continue to be considered subject to the classification at time of investment for purposes of the 80% policy.
The Adviser may actively adjust the allocation of the fund's assets at any time. For current information on fund holdings, please call 1-800-544-3455 or visit Fidelity's web site at www.fidelity.com. For information on the underlying funds, see the underlying funds' prospectuses. A copy of any underlying Fidelity ®   fund's prospectus is available at www.fidelity.com or institutional.fidelity.com. For a copy of any other underlying fund's prospectus, visit the web site of the company that manages or sponsors that underlying fund.
Common types of investment approaches that a sub-adviser may use in selecting investments for a fund include, but are not limited to, quantitative analysis, fundamental analysis, or a combination of both approaches. Quantitative analysis refers to programmatic models that analyze such factors as growth potential, valuation, liquidity, and investment risk based on data inputs. Fundamental analysis involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.
It is not possible to predict the extent to which the fund's assets will be invested by a particular sub-adviser at any given time and one or more sub-advisers may not be managing any assets for the fund at any given time.
The fund's initial shareholder approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements, subject to conditions of an exemptive order that has been granted by the SEC (Exemptive Order). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. Subject to oversight by the Board of Trustees, the Adviser has the ultimate responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.
Description of Principal Security Types
In addition to investing in underlying funds, the fund may invest directly in the following principal security types:
Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.
Principal Investment Risks
Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund's performance. The fund's share price changes daily based on the performance of the underlying funds and securities in which it invests and on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of underlying funds and securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that underlying fund or issuer.
If the Adviser's or a sub-adviser's allocation strategies do not work as intended, the fund may not achieve its objective. A portfolio manager's evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions.
When your shares are sold they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.
The following factors can significantly affect the fund's performance:
Multiple Sub-Adviser Risk . Because each sub-adviser manages its allocated portion, if any, independently from another sub-adviser, it is possible that the sub-advisers' security selection processes may not complement one another. As a result, the fund's aggregate exposure to a particular industry or group of industries, or to a single issuer, could unintentionally be larger or smaller than intended. Because each sub-adviser directs the trading for its own portion, if any, of the fund, and does not aggregate its transactions with those of the other sub-advisers, the fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire fund.
Investing in Other Funds. Regulatory restrictions may limit the amount that one fund can invest in another, and in certain cases further limit investments to the extent a fund's shares are already held by the Adviser or its affiliates. The fund bears all risks of investment strategies employed by the underlying funds. The fund does not control the investments of the underlying funds, which may have different investment objectives and may engage in investment strategies that the fund would not engage in directly. Aggregation of underlying fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase volatility. Some of the underlying funds in which the fund invests are managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of an underlying fund's index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the performance of these underlying passively managed funds could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. In addition, errors in the construction or calculation of the index tracked by an underlying passively managed fund may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on the performance of the underlying fund and its shareholders.
Stock Market Volatility . The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, "growth" stocks can react differently from "value" stocks, and stocks selected using quantitative or technical analysis can react differently than stocks selected using fundamental analysis. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.
Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.
Industry Exposure. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry or a group of related industries as a whole, and these companies can be sensitive to adverse economic, regulatory, or financial developments.
Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.
Investing in ETFs. ETFs may trade in the secondary market ( e.g. , on a stock exchange) at prices below the value of their underlying portfolios and may not be liquid. An ETF that is not actively managed cannot sell poorly performing stocks or other assets as long as they are represented in its index or other benchmark. ETFs that track an index are subject to tracking error risk (the risk of errors in matching the ETF's underlying assets to its index or other benchmark).
"Growth" Investing . "Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Growth" stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.
"Value" Investing . "Value" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.
Quantitative Investing. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security's value. In addition, factors that affect a security's value can change over time and these changes may not be reflected in the quantitative model.
In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.
Other Investment Strategies
In addition to the principal investment strategies discussed above, the Adviser may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
The fund may also use various techniques, such as buying and selling futures contracts, to increase or decrease its exposure to changing security prices or other factors that affect security values. In addition, the fund may have indirect exposure to derivatives through its investments in underlying funds.

Non-Fundamental Investment Policies
The fund's investment objective is non-fundamental and may be changed without shareholder approval.

Shareholder Notice
The following is subject to change only upon 60 days' prior notice to shareholders:
Strategic Advisers® Large Cap Fund normally invests at least 80% of its assets in securities and shares of funds with large market capitalizations.
Valuing Shares

The fund is open for business each day the NYSE is open.
The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV.
NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the SEC.
To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.
Shares of underlying funds (other than ETFs) are valued at their respective NAVs. NAV is calculated using the values of the underlying funds in which the fund invests. For an explanation of the circumstances under which the underlying funds will use fair value pricing and the effects of using fair value pricing, see the underlying funds' prospectuses and Statements of Additional Information (SAIs). Other assets (including securities issued by ETFs) are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies.
Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets, if applicable, present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.
Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information
Additional Information about the Purchase and Sale of Shares

NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.
As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.
General Information
Shares can be purchased only through certain discretionary investment programs offered by the Adviser or its affiliates. If you are not currently a client of a Fidelity discretionary investment program, please call 1-800-544-3455 (9:00 a.m. - 6:00 p.m. Eastern time, Monday through Friday) for more information. Additional fees apply for discretionary investment programs. For more information on these fees, please refer to the "Buying and Selling Information" section of the SAI.
The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders.
Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.
Because investments in the fund can only be made by the Adviser or an affiliate on behalf of its clients, the potential for excessive or short-term disruptive purchases and sales is reduced. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive trading of fund shares and the fund accommodates frequent trading.
The fund does not place a limit on purchases or sales of fund shares by the Adviser or its affiliates. The fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, the fund reserves the right to impose restrictions on disruptive, excessive, or short-term trading.
Buying Shares
Eligibility
Shares are generally available only to investors residing in the United States.
Shares are available only to certain discretionary investment programs offered by the Adviser or its affiliates.
There is no minimum balance or purchase minimum for fund shares.
Price to Buy
The price to buy one share is its NAV. Shares are sold without a sales charge.
Shares will be bought at the NAV next calculated after an order is received in proper form.
Provided the fund receives an order to buy shares in proper form before the close of business, the fund may place an order to buy shares of an underlying Fidelity ® fund after the close of business, pursuant to a pre-determined allocation, and receive that day's NAV.
The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.
Selling Shares
The price to sell one share is its NAV.
Shares will be sold at the NAV next calculated after an order is received in proper form.
Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.
Provided the fund receives an order to sell shares in proper form before the close of business, the fund may place an order to sell shares of an underlying Fidelity ® fund after the close of business, pursuant to a pre-determined allocation, and receive that day's NAV.
See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.
Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
Redemption proceeds may be paid in underlying fund shares, securities, or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.
Policies Concerning the Redemption of Fund Shares
Shares of the fund are only available to certain discretionary investment programs offered by the Adviser or its affiliates.
If your account is held directly with a fund , the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity ® money market fund that are used to buy shares of another Fidelity ® fund are settled simultaneously.
If your account is held through an intermediary , the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.
As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.
Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity ® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.
In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.
When your relationship with your managed account provider is terminated, your shares may be sold at the discretion of the managed account provider at the NAV next calculated after the sell order is placed, in which case the redemption proceeds will remain in your account pending your instruction.
Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.
The fund normally declares dividends and pays capital gain distributions per the tables below:
Fund Name	Dividends Paid
Strategic Advisers® Large Cap Fund	July, December
Fund Name	Capital Gains Paid
Strategic Advisers® Large Cap Fund	July, December
Distribution Options
Any dividends and capital gain distributions may be reinvested in additional shares or paid in cash.
Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you (for non-retirement accounts).
Taxes on Distributions
Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.
For federal tax purposes, certain distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).
If the Adviser buys shares on your behalf when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.
Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.
Taxes on Transactions
Your redemptions may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.
Fund Services
Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.
The fund employs a multi-manager and a fund of funds investment structure. The Adviser may allocate the fund's assets among any number of sub-advisers or underlying funds. The Adviser may adjust allocations among underlying funds or sub-advisers from time to time, including making no allocation to, or terminating the sub-advisory contract with, a sub-adviser.
Adviser
Strategic Advisers LLC.   The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.
As of December 31, 2022, the Adviser had approximately $632.6 billion in discretionary assets under management, and approximately $3.9 trillion when combined with all of its affiliates' assets under management.
As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.
Sub-Adviser(s)
AllianceBernstein L.P. (AllianceBernstein) , at 501 Commerce Street, Nashville, TN 37203, has been retained to serve as a sub-adviser for the fund. As of May 31, 2023, AllianceBernstein had approximately $670 billion in discretionary assets under management.
Aristotle Capital Management, LLC (Aristotle Capital) , at 11100 Santa Monica Boulevard, Suite 1700, Los Angeles, California 90025, has been retained to serve as a sub-adviser for the fund. As of May 31, 2023, Aristotle Capital had approximately $48.1 billion in discretionary assets under management.
Brandywine Global Investment Management, LLC (Brandywine Global) , at 1735 Market Street, Philadelphia, Pennsylvania 19103, has been retained to serve as a sub-adviser for the fund. As of May 31, 2023, Brandywine Global had approximately $56.2 billion in assets under management.
ClariVest Asset Management LLC (ClariVest) , at 3611 Valley Centre Drive, Suite 100, San Diego, California 92130, has been retained to serve as a sub-adviser for the fund. As of May 31, 2023, ClariVest had approximately $3.2 billion in discretionary assets under management.
D.E. Shaw Investment Management, L.L.C. (DESIM) , at 1166 Avenue of the Americas, Ninth Floor, New York, NY 10036, has been retained to serve as a sub-adviser for the fund. As of May 31, 2023, the D. E. Shaw group had approximately $66.8 billion in discretionary assets under management, of which DESIM managed approximately $20.0 billion.
FIAM LLC (FIAM) , at 900 Salem Street, Smithfield, Rhode Island 02917, has been retained to serve as a sub-adviser for the fund. FIAM is an affiliate of Strategic Advisers. As of December 31, 2022, FIAM had approximately $152.3 billion in discretionary assets under management.
Other investment advisers have been retained to assist FIAM with foreign investments:
  FMR UK, at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, has been retained to serve as a sub-subadviser for the fund. As of December 31, 2022, FMR UK had approximately $14.7 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of both FIAM and the Adviser.
  FMR H.K., at Floor 19, 41 Connaught Road Central, Hong Kong, has been retained to serve as a sub-subadviser for the fund. As of December 31, 2022, FMR H.K. had approximately $21.4 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of both FIAM and the Adviser.
  FMR Japan, at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, has been retained to serve as a sub-subadviser for the fund. As of March 31, 2023, FMR Japan had approximately $2.9 billion in discretionary assets under management. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of both FIAM and the Adviser.
Geode Capital Management, LLC (Geode) , at 100 Summer Street, 12th Floor, Boston, Massachusetts 02110, has been retained to serve as a sub-adviser for the fund. As of December 31, 2022, Geode had approximately $803.4 billion in discretionary assets under management.
J.P. Morgan Investment Management Inc. (JPMorgan) , at 277 Park Avenue, New York, NY 10172, has been retained to serve as a sub-adviser for the fund. As of March 31, 2023, JPMorgan had approximately $2.591 trillion in discretionary assets under management.
Loomis, Sayles & Company, L.P. (Loomis Sayles) , at One Financial Center, Boston, Massachusetts 02111, has been retained to serve as a sub-adviser for the fund. As of May 31, 2023, Loomis Sayles had approximately $306.2 billion in assets under management.
LSV Asset Management (LSV) , at 155 North Wacker Drive, Suite 4600, Chicago, Illinois 60606, has been retained to serve as a sub-adviser for the fund. As of May 31, 2023, LSV had approximately $88 billion in discretionary assets under management.
Neuberger Berman Investment Advisers LLC (Neuberger Berman) , at 1290 Avenue of the Americas, New York, New York 10104, has been retained to serve as a sub-adviser for the fund. As of March 31, 2023, the Neuberger Berman organization affiliates managed approximately $436 billion in assets under management.
PineBridge Investments LLC (PineBridge) , at Park Avenue Tower, 65 E 55th St, New York, New York 10022, has been retained to serve as a sub-adviser for the fund. As of May 31, 2023, PineBridge had approximately $147.3 billion in assets under management .
Principal Global Investors, LLC (Principal) , at 801 Grand Avenue, Des Moines, Iowa 50392, has been retained to serve as a sub-adviser for the fund. As of March 31, 2023, Principal had approximately $517.80 billion in assets under management.
T. Rowe Price Associates, Inc. (T. Rowe Price) , at 100 East Pratt Street, Baltimore, Maryland 21202, has been retained to serve as a sub-adviser for the fund. As of March 31, 2023, T. Rowe Price had approximately $1.34 trillion in assets under management.
Wellington Management Company LLP (Wellington) , at 280 Congress Street, Boston, Massachusetts 02210, has been retained to serve as a sub-adviser for the fund. As of March 31, 2023, Wellington had approximately $1.176 trillion in assets under management.
Portfolio Manager(s)
Niall Devitt is Lead Portfolio Manager of Strategic Advisers ® Large Cap Fund, which he has managed since 2020. Mr. Devitt joined Fidelity Investments in 2001 and has been a part of Strategic Advisers since 2006 where he has worked as a research associate, analyst, and portfolio manager.
Gopalakrishnan Anantanatarajan is Co-Portfolio Manager of Strategic Advisers ® Large Cap Fund, which he has managed since 2020. He also manages other funds. Since joining Fidelity Investments in 2006, Mr. Anantanatarajan has worked as a senior research analyst, research analyst, research associate, a senior research associate, and portfolio manager.
The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).
From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
Advisory Fee(s)
The fund pays a management fee to the Adviser.
The management fee is calculated and paid to the Adviser every month.
The fund's management fee is calculated by adding the annual rate of 0.25% of the fund's average daily net assets throughout the month plus the total fees payable monthly to the fund's sub-advisers, if any, pursuant to the applicable investment sub-advisory agreement(s).
Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.
The fund's maximum aggregate annual management fee will not exceed 0.65% of the fund's average daily net assets.
The Adviser has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the fund's average daily net assets through September 30, 2025.
The management fee paid, as a percentage of a fund's average net assets, for the fiscal year ended May 31, 2023, is shown in the following table:
Fund	Management Fee Rate
Strategic Advisers® Large Cap Fund	0.18%*

*After waiver and/or reimbursement
In return for the services of the fund's sub-advisers, the Adviser will pay each of the fund's sub-advisers the fee (as described above) payable to that sub-adviser.
FIAM, in turn, will pay FMR H.K., FMR Japan, and FMR UK for providing sub-subadvisory services.
The basis for the Board of Trustees approving the management contract, sub-advisory agreements, and sub-subadvisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended November 30, 2022 and in the fund's annual report for the fiscal period ended May 31, 2023.
Fund Distribution

FDC distributes the fund's shares.
Distribution and Service Plan(s)
The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.
Affiliates of the Adviser may receive service fees or distribution fees or both with respect to underlying funds that participate in Fidelity's FundsNetwork ® .
If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to, or to buy shares of the fund from, any person to whom it is unlawful to make such offer.

Appendix
Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). Effective November 20, 2020, Strategic Advisers ® Core Fund ("Predecessor Fund") and two other funds were reorganized into the fund ("Reorganization"). The fund has adopted the Financial Statements of the Predecessor Fund. Therefore, the financial highlights shown below are those of the Predecessor Fund for all periods prior to the Reorganization. The annual information below (including for the Predecessor Fund) has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report(s), along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Strategic Advisers® Large Cap Fund

Years ended May 31,	2023	2022	2021 A	2020 A	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$10.79	$12.15	$8.81	$8.33	$8.86
Income from Investment Operations
Net investment income (loss) B,C	.14	.14	.14	.15	.14
Net realized and unrealized gain (loss)	.20	(.33)	3.69	.88	.03
Total from investment operations	.34	(.19)	3.83	1.03	.17
Distributions from net investment income	(.14)	(.14)	(.15)	(.14)	(.14)
Distributions from net realized gain	(.39)	(1.02)	(.34)	(.42)	(.56)
Total distributions	(.53)	(1.17) D	(.49)	(.55) D	(.70)
Net asset value, end of period	$10.60	$10.79	$12.15	$8.81	$8.33
Total Return E,F	3.57%	(2.43)%	44.55%	12.17%	2.41%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.43%	.43%	.44%	.45%	.45%
Expenses net of fee waivers, if any	.18%	.18%	.19%	.20%	.20%
Expenses net of all reductions	.18%	.18%	.19%	.20%	.20%
Net investment income (loss)	1.44%	1.21%	1.29%	1.74%	1.65%
Supplemental Data
Net assets, end of period (000 omitted)	$50,431,026	$55,747,821	$60,191,843	$27,026,081	$24,720,960
Portfolio turnover rate I	67%	59%	74% J	90%	84%

A Per share amounts have been adjusted to reflect the impact of the change in capital structure associated with the merger that occurred on November 20, 2020. All financial information prior to the merger is that of the predecessor fund, Strategic Advisers Core Fund.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total distributions per share do not sum due to rounding.

E Total returns for periods of less than one year are not annualized.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J The portfolio turnover rate does not include the assets acquired in the merger.

Additional Index Information

Russell 1000 ® Index is a market capitalization-weighted index designed to measure the performance of the large-cap segment of the U.S. equity market.
S&P 500 ® Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.
IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
 For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.
 For investors other than individuals:   When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its Statement of Additional Information (SAI) and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.
For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-3455. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.
The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-21991
Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2023 FMR LLC. All rights reserved.
1.9899743.106	LGC-PRO-0723

Fund /Ticker
Strategic Advisers® Fidelity® U.S. Total Stock Fund /FCTDX
Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Prospectus
July 29, 2023

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Strategic Advisers® Fidelity® U.S. Total Stock Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary
Fund:
Strategic Advisers® Fidelity® U.S. Total Stock Fund
Investment Objective
Strategic Advisers® Fidelity® U.S. Total Stock Fund seeks capital appreciation.
Fee Table
The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee (fluctuates based on the fund's allocation among underlying funds and sub-advisers)	0.37 % A
Distribution and/or Service (12b-1) fees	None
Other expenses	0.01%
Acquired fund fees and expenses	0.22%
Total annual operating expenses	0.60 % B
Fee waiver and/or expense reimbursement	0.25 % A
Total annual operating expenses after fee waiver and/or expense reimbursement	0.35 % B
A Strategic Advisers LLC (Strategic Advisers) has contractually agreed that the fund's maximum aggregate annual management fee will not exceed 1.00% of the fund's average daily net assets. In addition, Strategic Advisers has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the fund's average daily net assets. This arrangement will remain in effect through September 30, 2025 , and neither Strategic Advisers nor any of its affiliates retain the ability to be repaid with respect to this arrangement. Strategic Advisers may not terminate this arrangement without the approval of the Board of Trustees.
B Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses.
This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$36
3 years	$131
5 years	$275
10 years	$692

Portfolio Turnover

The fund will not incur transaction costs, such as commissions, when it buys and sells shares of affiliated mutual funds, but it will incur transaction costs when it buys and sells other types of securities (including Exchange Traded Funds (ETFs)) directly (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 39 % of the average value of its portfolio.
Principal Investment Strategies
  Normally investing at least 80% of assets in U.S. common stocks and in shares of other U.S. common stock funds.
  Investing in domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both.
  Implementing investment strategies by investing directly in securities through one or more managers (sub-advisers) or indirectly in securities through one or more other funds, referred to as underlying funds, which in turn invest directly in securities (as described below).
  Allocating assets among underlying Fidelity® funds (including mutual funds and ETFs (collectively, underlying funds)) and sub-advisers.
  Allocating assets among sub-advisers and underlying funds using proprietary fundamental and quantitative research, considering factors including, but not limited to, performance in different market environments, manager experience and investment style, management company infrastructure, costs, asset size, and portfolio turnover.
Pursuant to an exemptive order granted by the Securities and Exchange Commission (SEC), Strategic Advisers LLC (Strategic Advisers) is permitted, subject to the approval of the Board of Trustees, to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements. Subject to oversight by the Board of Trustees, Strategic Advisers has the ultimate responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement .
Principal Investment Risks
  Multiple Sub-Adviser Risk.
Separate investment decisions and the resulting purchase and sale activities of the fund's sub-advisers might adversely affect the fund's performance or lead to disadvantageous tax consequences.
  Investing in Other Funds.
Regulatory restrictions may limit the amount that one fund can invest in another, which means that the fund's manager may not be able to invest as much as it wants to in some other funds. The fund bears all risks of investment strategies employed by the underlying funds, including the risk that the underlying funds will not meet their investment objectives. Underlying funds that are passively managed attempt to track the performance of an unmanaged index of securities and as such their performance could be lower than actively managed funds, which may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline. In addition, errors in the construction of the index tracked by an underlying passively managed fund may have an adverse impact on the performance of such underlying fund.
  Stock Market Volatility.
Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.
Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Industry Exposure.
Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or group of related industries.
  Issuer-Specific Changes.
The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
  Investing in ETFs.
ETFs may trade in the secondary market at prices below the value of their underlying portfolios and may not be liquid. ETFs that track an index are subject to tracking error and may be unable to sell poorly performing assets that are included in their index or other benchmark.
  "Growth" Investing.
"Growth" stocks can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks.
  "Value" Investing.
"Value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.
  Quantitative Investing.
Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors' historical trends.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency .   You could lose money by investing in the fund.
Performance
The following information is intended to help you understand the risks of investing in the fund.
The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.
Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

2019	2020	2021	2022
30.00%	22.18%	25.34%	- 17.95%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	23.04%	June 30, 2020
Lowest Quarter Return	- 20.63%	March 31, 2020
Year-to-Date Return	16.18%	June 30, 2023

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.
For the periods ended December 31, 2022	Past 1 year	Life of fund A
Strategic Advisers® Fidelity® U.S. Total Stock Fund
Return Before Taxes	- 17.95%	8.40%
Return After Taxes on Distributions	- 19.02%	7.13%
Return After Taxes on Distributions and Sale of Fund Shares	- 9.87%	6.47%
Dow Jones U.S. Total Stock Market Index℠ (reflects no deduction for fees, expenses, or taxes)	- 19.53%	8.57%

A From March 20, 2018 .

Investment Adviser
Strategic Advisers (the Adviser) is the fund's manager. FIAM LLC, FIL Investment Advisors, and Geode Capital Management, LLC have been retained to serve as sub-advisers for the fund.
FIL Investment Advisors (UK) Limited (FIA(UK)), FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan) have been retained to serve as sub-subadvisers for the fund.
The Adviser may change a sub-adviser's asset allocation at any time, including allocating no assets to, or terminating the sub-advisory contract with, a sub-adviser.
Portfolio Manager(s)
Barry Golden (Lead Portfolio Manager) has managed the fund since 2018.
Gopalakrishnan Anantanatarajan (Co-Portfolio Manager) has managed the fund since 2021.
Purchase and Sale of Shares
The fund is not available for sale to the general public.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.
The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.
The fund is open for business each day the New York Stock Exchange (NYSE) is open.
There is no purchase minimum for fund shares.
Tax Information
Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics
Investment Details

Investment Objective
Strategic Advisers® Fidelity® U.S. Total Stock Fund seeks capital appreciation.
Principal Investment Strategies
The fund normally invests at least 80% of its assets in U.S. common stocks and in shares of other U.S. common stock funds.
The fund may invest in securities of foreign issuers in addition to securities of domestic issuers.
The fund is not constrained by any particular investment style. At any given time, the fund may tend to buy "growth" stocks or "value" stocks, or a combination of both types. Additionally the fund is not limited to investing in securities of a specific market capitalization and may hold securities of large, medium and/or small capitalization companies.
The fund implements its investment strategies by investing directly in securities through one or more sub-advisers or indirectly in securities through one or more underlying funds, which in turn invest directly in securities.
The Adviser may allocate the fund's assets among any number of underlying funds or sub-advisers at any time. The Adviser may adjust allocations among underlying funds or sub-advisers from time to time, including making no allocation at all to one or more sub-advisers.
The Adviser pursues a disciplined, benchmark-driven approach to portfolio construction, and monitors and adjusts allocations to underlying funds and sub-advisers as necessary to favor those underlying funds and sub-advisers that the Adviser believes will provide the most favorable outlook for achieving the fund's investment objective.
When determining how to allocate the fund's assets among sub-advisers and underlying funds, the Adviser uses proprietary fundamental and quantitative research, considering factors including, but not limited to, performance in different market environments, manager experience and investment style, management company infrastructure, costs, asset size, and portfolio turnover.
The Adviser may actively adjust the allocation of the fund's assets at any time. For current information on fund holdings, please call 1-800-544-3455 or visit Fidelity's web site at www.fidelity.com. For information on the underlying funds, see the underlying funds' prospectuses. A copy of any underlying Fidelity ® fund's prospectus is available at www.fidelity.com or institutional.fidelity.com.
The fund may invest in underlying funds and sub-advisers. Underlying funds include both mutual funds and ETFs managed by Fidelity Management & Research Company LLC (FMR) (an affiliated company that, together with the Adviser, is part of Fidelity Investments) or an affiliate.
Common types of investment approaches that a sub-adviser may use in selecting investments for a fund include, but are not limited to, quantitative analysis, fundamental analysis, or a combination of both approaches. Quantitative analysis refers to programmatic models that analyze such factors as growth potential, valuation, liquidity, and investment risk based on data inputs. Fundamental analysis involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.
It is not possible to predict the extent to which the fund's assets will be invested by a particular sub-adviser at any given time and one or more sub-advisers may not be managing any assets for the fund at any given time.
The fund's initial shareholder approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements, subject to conditions of an exemptive order that has been granted by the SEC (Exemptive Order). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. Subject to oversight by the Board of Trustees, the Adviser has the ultimate responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.
Description of Principal Security Types
In addition to investing in underlying funds, the fund may invest directly in the following principal security types:
Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.
Principal Investment Risks
Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund's performance. The fund's share price changes daily based on the performance of the underlying funds and securities in which it invests and on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of underlying funds and securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that underlying fund or issuer.
If the Adviser's or a sub-adviser's allocation strategies do not work as intended, the fund may not achieve its objective. A portfolio manager's evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions.
When your shares are sold they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.
The following factors can significantly affect the fund's performance:
Multiple Sub-Adviser Risk . Because each sub-adviser manages its allocated portion, if any, independently from another sub-adviser, it is possible that the sub-advisers' security selection processes may not complement one another. As a result, the fund's aggregate exposure to a particular industry or group of industries, or to a single issuer, could unintentionally be larger or smaller than intended. Because each sub-adviser directs the trading for its own portion, if any, of the fund, and does not aggregate its transactions with those of the other sub-advisers, the fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire fund.
Investing in Other Funds. Regulatory restrictions may limit the amount that one fund can invest in another, and in certain cases further limit investments to the extent a fund's shares are already held by the Adviser or its affiliates. The fund bears all risks of investment strategies employed by the underlying funds. The fund does not control the investments of the underlying funds, which may have different investment objectives and may engage in investment strategies that the fund would not engage in directly. Aggregation of underlying fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase volatility. Some of the underlying funds in which the fund invests are managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of an underlying fund's index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the performance of these underlying passively managed funds could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. In addition, errors in the construction or calculation of the index tracked by an underlying passively managed fund may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on the performance of the underlying fund and its shareholders.
Stock Market Volatility . The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, "growth" stocks can react differently from "value" stocks, and stocks selected using quantitative or technical analysis can react differently than stocks selected using fundamental analysis. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.
Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.
Industry Exposure. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry or a group of related industries as a whole, and these companies can be sensitive to adverse economic, regulatory, or financial developments.
Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.
Investing in ETFs. ETFs may trade in the secondary market ( e.g. , on a stock exchange) at prices below the value of their underlying portfolios and may not be liquid. An ETF that is not actively managed cannot sell poorly performing stocks or other assets as long as they are represented in its index or other benchmark. ETFs that track an index are subject to tracking error risk (the risk of errors in matching the ETF's underlying assets to its index or other benchmark).
"Growth" Investing . "Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Growth" stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.
"Value" Investing . "Value" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.
Quantitative Investing. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security's value. In addition, factors that affect a security's value can change over time and these changes may not be reflected in the quantitative model.
In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.
Other Investment Strategies
In addition to the principal investment strategies discussed above, the Adviser may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
The fund may also use various techniques, such as buying and selling futures contracts, to increase or decrease its exposure to changing security prices or other factors that affect security values. In addition, the fund may have indirect exposure to derivatives through its investments in underlying funds.

Non-Fundamental Investment Policies
The fund's investment objective is non-fundamental and may be changed without shareholder approval.

Shareholder Notice
The following is subject to change only upon 60 days' prior notice to shareholders:
Strategic Advisers® Fidelity® U.S. Total Stock Fund normally invests at least 80% of its assets in U.S. common stocks and in shares of other U.S. common stock funds.
Valuing Shares

The fund is open for business each day the NYSE is open.
The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV.
NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the SEC.
To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.
Shares of underlying funds (other than ETFs) are valued at their respective NAVs. NAV is calculated using the values of the underlying funds in which the fund invests. For an explanation of the circumstances under which the underlying funds will use fair value pricing and the effects of using fair value pricing, see the underlying funds' prospectuses and Statements of Additional Information (SAIs). Other assets (including securities issued by ETFs) are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies.
Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets, if applicable, present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.
Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information
Additional Information about the Purchase and Sale of Shares

NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.
As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.
General Information
Shares can be purchased only through certain discretionary investment programs offered by the Adviser or its affiliates. If you are not currently a client of a Fidelity discretionary investment program, please call 1-800-544-3455 (9:00 a.m. - 6:00 p.m. Eastern time, Monday through Friday) for more information. Additional fees apply for discretionary investment programs. For more information on these fees, please refer to the "Buying and Selling Information" section of the SAI.
The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders.
Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.
Because investments in the fund can only be made by the Adviser or an affiliate on behalf of its clients, the potential for excessive or short-term disruptive purchases and sales is reduced. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive trading of fund shares and the fund accommodates frequent trading.
The fund does not place a limit on purchases or sales of fund shares by the Adviser or its affiliates. The fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, the fund reserves the right to impose restrictions on disruptive, excessive, or short-term trading.
Buying Shares
Eligibility
Shares are generally available only to investors residing in the United States.
Shares are available only to certain discretionary investment programs offered by the Adviser or its affiliates.
There is no minimum balance or purchase minimum for fund shares.
Price to Buy
The price to buy one share is its NAV. Shares are sold without a sales charge.
Shares will be bought at the NAV next calculated after an order is received in proper form.
Provided the fund receives an order to buy shares in proper form before the close of business, the fund may place an order to buy shares of an underlying Fidelity ® fund after the close of business, pursuant to a pre-determined allocation, and receive that day's NAV.
The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.
Selling Shares
The price to sell one share is its NAV.
Shares will be sold at the NAV next calculated after an order is received in proper form.
Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.
Provided the fund receives an order to sell shares in proper form before the close of business, the fund may place an order to sell shares of an underlying Fidelity ® fund after the close of business, pursuant to a pre-determined allocation, and receive that day's NAV.
See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.
Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
Redemption proceeds may be paid in underlying fund shares, securities, or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.
Policies Concerning the Redemption of Fund Shares
Shares of the fund are only available to certain discretionary investment programs offered by the Adviser or its affiliates.
If your account is held directly with a fund , the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity ® money market fund that are used to buy shares of another Fidelity ® fund are settled simultaneously.
If your account is held through an intermediary , the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.
As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.
Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity ® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.
In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.
When your relationship with your managed account provider is terminated, your shares may be sold at the discretion of the managed account provider at the NAV next calculated after the sell order is placed, in which case the redemption proceeds will remain in your account pending your instruction.
Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.
The fund normally declares dividends and pays capital gain distributions per the tables below:
Fund Name	Dividends Paid
Strategic Advisers® Fidelity® U.S. Total Stock Fund	July, December
Fund Name	Capital Gains Paid
Strategic Advisers® Fidelity® U.S. Total Stock Fund	July, December
Distribution Options
Any dividends and capital gain distributions may be reinvested in additional shares or paid in cash.
Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you (for non-retirement accounts).
Taxes on Distributions
Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.
For federal tax purposes, certain distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).
If the Adviser buys shares on your behalf when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.
Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.
Taxes on Transactions
Your redemptions may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.
Fund Services
Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.
The fund employs a multi-manager and a fund of funds investment structure. The Adviser may allocate the fund's assets among any number of sub-advisers or underlying funds. The Adviser may adjust allocations among underlying funds or sub-advisers from time to time, including making no allocation to, or terminating the sub-advisory contract with, a sub-adviser.
Adviser
Strategic Advisers LLC.   The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.
As of December 31, 2022, the Adviser had approximately $632.6 billion in discretionary assets under management, and approximately $3.9 trillion when combined with all of its affiliates' assets under management.
As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.
Sub-Adviser(s)
FIAM LLC (FIAM) , at 900 Salem Street, Smithfield, Rhode Island 02917, has been retained to serve as a sub-adviser for the fund. FIAM is an affiliate of Strategic Advisers. As of December 31, 2022, FIAM had approximately $152.3 billion in discretionary assets under management.
Other investment advisers have been retained to assist FIAM with foreign investments:
  FMR UK, at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, has been retained to serve as a sub-subadviser for the fund. As of December 31, 2022, FMR UK had approximately $14.7 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of both FIAM and the Adviser.
  FMR H.K., at Floor 19, 41 Connaught Road Central, Hong Kong, has been retained to serve as a sub-subadviser for the fund. As of December 31, 2022, FMR H.K. had approximately $21.4 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of both FIAM and the Adviser.
  FMR Japan, at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, has been retained to serve as a sub-subadviser for the fund. As of March 31, 2023, FMR Japan had approximately $2.9 billion in discretionary assets under management. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of both FIAM and the Adviser.
FIL Investment Advisors (FIA) , at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, has been retained to serve as a sub-adviser for the fund. As of December 31, 2022, FIA had approximately $7.0 billion in discretionary assets under management.
Other investment advisers have been retained to assist FIA with foreign investments:
  FIA(UK), at Beech Gate, Millfield Lane, Lower Kingswood, Tadworth, Surrey, KT20 6RP, United Kingdom, has been retained to serve as a sub-subadviser for the fund. As of December 31, 2022, FIA(UK) had approximately $5.6 billion in discretionary assets under management. FIA(UK) may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
Geode Capital Management, LLC (Geode) , at 100 Summer Street, 12th Floor, Boston, Massachusetts 02110, has been retained to serve as a sub-adviser for the fund. As of December 31, 2022, Geode had approximately $803.4 billion in discretionary assets under management.
Portfolio Manager(s)
Barry Golden, CFA, is Lead Portfolio Manager of Strategic Advisers ® Fidelity ® U.S. Total Stock Fund, which he has managed since 2018. He also manages other funds. Since joining Fidelity Investments in 2001, Mr. Golden has worked as a research analyst, associate director of investments for Strategic Advisers' Charitable Gift Fund, portfolio manager, and as a team leader for Strategic Advisers' alternatives research investment team.
Gopalakrishnan Anantanatarajan is Co-Portfolio Manager of Strategic Advisers ® Fidelity ® U.S. Total Stock Fund, which he has managed since 2021. He also manages other funds. Since joining Fidelity Investments in 2006, Mr. Anantanatarajan has worked as a senior research analyst, research analyst, research associate, a senior research associate, and portfolio manager.
The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).
From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
Advisory Fee(s)
The fund pays a management fee to the Adviser.
The management fee is calculated and paid to the Adviser every month.
The fund's management fee is calculated by adding the annual rate of 0.25% of the fund's average daily net assets throughout the month plus the total fees payable monthly to the fund's sub-advisers, if any, pursuant to the applicable investment sub-advisory agreement(s).
Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.
The fund's maximum aggregate annual management fee will not exceed 1.00% of the fund's average daily net assets.
The Adviser has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the fund's average daily net assets through September 30, 2025.
The management fee paid, as a percentage of a fund's average net assets, for the fiscal year ended May 31, 2023, is shown in the following table:
Fund	Management Fee Rate
Strategic Advisers® Fidelity® U.S. Total Stock Fund	0.12%*

*After waiver and/or reimbursement
In return for the services of the fund's sub-advisers, the Adviser will pay each of the fund's sub-advisers the fee (as described above) payable to that sub-adviser.
FIAM, in turn, will pay FMR H.K., FMR Japan, and FMR UK for providing sub-subadvisory services.
FIA, in turn, will pay FIA(UK) for providing sub-subadvisory services.
The basis for the Board of Trustees approving the management contract, sub-advisory agreements, and sub-subadvisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended November 30, 2022, and will be included in the fund's semi-annual report for the fiscal period ended November 30, 2023, when available.
Fund Distribution

FDC distributes the fund's shares.
Distribution and Service Plan(s)
The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.
If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to, or to buy shares of the fund from, any person to whom it is unlawful to make such offer.

Appendix
Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report(s), along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Strategic Advisers® Fidelity® U.S. Total Stock Fund

Years ended May 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$13.26	$15.07	$10.56	$9.72	$9.96
Income from Investment Operations
Net investment income (loss) A,B	.15	.15	.14	.16	.18
Net realized and unrealized gain (loss)	.24	(.75)	4.73	1.00	(.20)
Total from investment operations	.39	(.60)	4.87	1.16	(.02)
Distributions from net investment income	(.15)	(.12)	(.18)	(.17)	(.09) C
Distributions from net realized gain	(.54)	(1.09)	(.19)	(.16)	(.13) C
Total distributions	(.68) D	(1.21)	(.36) D	(.32) D	(.22)
Net asset value, end of period	$12.97	$13.26	$15.07	$10.56	$9.72
Total Return E	3.45%	(4.85)%	46.63%	11.84%	(.04)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.38%	.38%	.38%	.39%	.42%
Expenses net of fee waivers, if any	.13%	.13%	.13%	.14%	.17%
Expenses net of all reductions	.13%	.13%	.13%	.14%	.17%
Net investment income (loss)	1.24%	1.03%	1.11%	1.55%	1.81%
Supplemental Data
Net assets, end of period (000 omitted)	$73,631,478	$68,865,016	$60,113,747	$33,429,994	$22,411,704
Portfolio turnover rate H	39%	35%	46%	52%	61%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Additional Index Information

Dow Jones U.S. Total Stock Market Index ℠   is a float-adjusted market capitalization-weighted index of all equity securities of U.S. headquartered companies with readily available price data.
IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
 For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.
 For investors other than individuals:   When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its Statement of Additional Information (SAI) and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.
For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-3455. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.
The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-21991
Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2023 FMR LLC. All rights reserved.
1.9887481.107	TSF-PRO-0723

Fund /Ticker
Strategic Advisers® Fidelity® Core Income Fund /FIWGX
Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Prospectus
July 29, 2023

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Strategic Advisers® Fidelity® Core Income Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary
Fund:
Strategic Advisers® Fidelity® Core Income Fund
Investment Objective
Strategic Advisers® Fidelity® Core Income Fund seeks a high level of current income.
Fee Table
The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee (fluctuates based on the fund's allocation among underlying funds and sub-advisers)	0.29 % A
Distribution and/or Service (12b-1) fees	None
Other expenses	0.01%
Acquired fund fees and expenses	0.14%
Total annual operating expenses	0.44 % B
Fee waiver and/or expense reimbursement	0.25 % A
Total annual operating expenses after fee waiver and/or expense reimbursement	0.19 % B
A Strategic Advisers LLC (Strategic Advisers) has contractually agreed that the fund's maximum aggregate annual management fee will not exceed 0.60% of the fund's average daily net assets. In addition, Strategic Advisers has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the fund's average daily net assets. This arrangement will remain in effect through September 30, 2025 , and neither Strategic Advisers nor any of its affiliates retain the ability to be repaid with respect to this arrangement. Strategic Advisers may not terminate this arrangement without the approval of the Board of Trustees.
B Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses.
This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$19
3 years	$80
5 years	$186
10 years	$496

Portfolio Turnover

The fund will not incur transaction costs, such as commissions, when it buys and sells shares of affiliated mutual funds but may incur transaction costs when buying or selling non-affiliated funds and other types of securities (including Exchange Traded Funds (ETFs)) directly (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 202 % of the average value of its portfolio.
Principal Investment Strategies
  Normally investing primarily in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.
  Investing up to 30% of assets in high yield debt securities (also referred to as junk bonds) and emerging markets debt securities. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets that the Adviser identifies as having similar emerging markets characteristics.
  Investing in domestic and foreign issuers.
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default) and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.
  Implementing investment strategies by investing directly in securities through one or more managers (sub-advisers) or indirectly in securities through one or more other funds, referred to as underlying funds, which in turn invest directly in securities (as described below).
  Allocating assets among affiliated fixed-income funds (i.e., Fidelity® funds, including mutual funds and ETFs), non-affiliated ETFs (collectively, underlying funds), and sub-advisers.
  Using the Bloomberg U.S. Aggregate Bond Index as a guide in allocating assets among underlying funds and sub-advisers.
  Allocating assets among underlying funds and sub-advisers to attempt to diversify its portfolio in terms of different market sectors and maturities.
  Allocating assets among sub-advisers and underlying funds using proprietary fundamental and quantitative research, considering factors including, but not limited to, performance in different market environments, manager experience and investment style, management company infrastructure, costs, asset size, and portfolio turnover.
  Analyzing the credit quality of the issuer, the issuer's potential for success, the credit, currency and economic risks of the security and its issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
Pursuant to an exemptive order granted by the Securities and Exchange Commission (SEC), Strategic Advisers LLC (Strategic Advisers) is permitted, subject to the approval of the Board of Trustees, to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements. Subject to oversight by the Board of Trustees, Strategic Advisers has the ultimate responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement .
Principal Investment Risks
  Investing in Other Funds.
Regulatory restrictions may limit the amount that one fund can invest in another, which means that the fund's manager may not be able to invest as much as it wants to in some other funds. The fund bears all risks of investment strategies employed by the underlying funds, including the risk that the underlying funds will not meet their investment objectives. Underlying funds that are passively managed attempt to track the performance of an unmanaged index of securities and as such their performance could be lower than actively managed funds, which may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline. In addition, errors in the construction of the index tracked by an underlying passively managed fund may have an adverse impact on the performance of such underlying fund.
  Interest Rate Changes.
Interest rate increases can cause the price of a debt security to decrease.
  Foreign and Emerging Markets Risk.
Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging markets typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors.
Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.
Foreign exchange rates also can be extremely volatile.
  Industry Exposure.
Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or group of related industries.
  Prepayment.
The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes.
The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.
Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer.
The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.
  Leverage Risk.
Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.
  Investing in ETFs.
ETFs may trade in the secondary market at prices below the value of their underlying portfolios and may not be liquid. ETFs that track an index are subject to tracking error and may be unable to sell poorly performing assets that are included in their index or other benchmark.
  Quantitative Investing.
Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors' historical trends.
  High Portfolio Turnover.
High portfolio turnover (more than 100%) may result in increased transaction costs and potentially higher capital gains or losses. The effects of higher than normal portfolio turnover may adversely affect the fund's performance.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency .   You could lose money by investing in the fund.
Performance
The following information is intended to help you understand the risks of investing in the fund.
The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.
Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

2019	2020	2021	2022
9.38%	10.01%	- 0.07%	- 13.09%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	5.16%	June 30, 2020
Lowest Quarter Return	- 5.51%	June 30, 2022
Year-to-Date Return	2.70%	June 30, 2023

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.
For the periods ended December 31, 2022	Past 1 year	Life of fund A
Strategic Advisers® Fidelity® Core Income Fund
Return Before Taxes	- 13.09%	1.30%
Return After Taxes on Distributions	- 14.10%	- 0.20%
Return After Taxes on Distributions and Sale of Fund Shares	- 7.73%	0.48%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	- 13.01%	0.55%

A From October 16, 2018 .

Investment Adviser
Strategic Advisers (the Adviser) is the fund's manager. FIAM LLC (FIAM) has been retained to serve as a sub-adviser for the fund.
FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan) have been retained to serve as sub-subadvisers for the fund.
The Adviser may change a sub-adviser's asset allocation at any time, including allocating no assets to, or terminating the sub-advisory contract with, a sub-adviser.
Portfolio Manager(s)
Jonathan Duggan (Lead Portfolio Manager) has managed the fund since 2018.
Purchase and Sale of Shares
The fund is not available for sale to the general public.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.
The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.
The fund is open for business each day the New York Stock Exchange (NYSE) is open.
There is no purchase minimum for fund shares.
Tax Information
Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics
Investment Details

Investment Objective
Strategic Advisers® Fidelity® Core Income Fund seeks a high level of current income.
Principal Investment Strategies
The fund normally invests primarily in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities. The fund may invest up to 30% of its assets in high yield debt securities (also referred to as junk bonds) and emerging markets debt securities. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets that the Adviser identifies as having similar emerging markets characteristics. Emerging markets tend to have relatively low gross national product per capita compared to the world's major economies and may have the potential for rapid economic growth.
The fund may invest in securities of foreign issuers in addition to securities of domestic issuers.
The fund may engage in transactions that have a leveraging effect, including investments in derivatives, regardless of whether it may own the asset, instrument, or components of the index underlying the derivative, and forward-settling securities. The fund may invest a significant portion of its assets in these types of investments. The fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, and futures contracts (both long and short positions) on securities and indexes. The fund may engage in these transactions to increase or decrease its exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index.
The fund implements its investment strategies by investing directly in securities through one or more sub-advisers or indirectly in securities through one or more underlying funds, which in turn invest directly in securities.
The Adviser may allocate the fund's assets among any number of underlying funds or sub-advisers at any time. The Adviser may adjust allocations among underlying funds or sub-advisers from time to time, including making no allocation at all to one or more sub-advisers.
The Adviser uses the Bloomberg U.S. Aggregate Bond Index as a guide in allocating the fund's assets among underlying funds and sub-advisers.
The Adviser allocates the fund's assets among underlying funds and sub-advisers to attempt to diversify the fund's portfolio among different market sectors (for example, corporate, asset-backed or government securities) and different maturities based on its view of the relative value of each sector or maturity.
The Adviser pursues a disciplined, benchmark-driven approach to portfolio construction, and monitors and adjusts allocations to underlying funds and sub-advisers as necessary to favor those underlying funds and sub-advisers that the Adviser believes will provide the most favorable outlook for achieving the fund's investment objective.
When determining how to allocate the fund's assets among sub-advisers and underlying funds, the Adviser uses proprietary fundamental and quantitative research, considering factors including, but not limited to, performance in different market environments, manager experience and investment style, management company infrastructure, costs, asset size, and portfolio turnover.
The fund may invest in affiliated fixed-income funds ( i.e., Fidelity ®   funds, including mutual funds and ETFs) and non-affiliated ETFs. Underlying funds include funds managed by Fidelity Management & Research Company LLC (FMR) (an affiliated company that, together with the Adviser, is part of Fidelity Investments) or an affiliate.
The Adviser generally identifies fixed-income funds by reference to a fund's name, policies, or classification by a third-party ranking or ratings organization.
The Adviser may actively adjust the allocation of the fund's assets at any time. For current information on fund holdings, please call 1-800-544-3455 or visit Fidelity's web site at www.fidelity.com. For information on the underlying funds, see the underlying funds' prospectuses. A copy of any underlying Fidelity ®   fund's prospectus is available at www.fidelity.com or institutional.fidelity.com. For a copy of any other underlying fund's prospectus, visit the web site of the company that manages or sponsors that underlying fund.
It is not possible to predict the extent to which the fund's assets will be invested by a particular sub-adviser at any given time and one or more sub-advisers may not be managing any assets for the fund at any given time.
To select investments, a sub-adviser may analyze the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, a sub-adviser may consider, among other things, the market's overall risk characteristics, the market's current pricing of those risks, and internal views of potential future market conditions.
In selecting foreign securities, a sub-adviser's analysis may also consider the credit, currency, and economic risks associated with the security and the country of its issuer. A sub-adviser may also consider an issuer's potential for success in light of its current financial condition, its industry position, and economic and market conditions.
To earn additional income for the fund, a sub-adviser may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to buy (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.
The fund's initial shareholder approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements, subject to conditions of an exemptive order that has been granted by the SEC (Exemptive Order). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. Subject to oversight by the Board of Trustees, the Adviser has the ultimate responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.
Description of Principal Security Types
In addition to investing in underlying funds, the fund may invest directly in the following principal security types:
Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities (including collateralized loan obligations), loans and loan participations, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.
A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.
Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include futures, options, forwards, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of an index, security, or other instrument or investment) and credit default swaps (buying or selling credit default protection).
Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. When a fund does not already own or have the right to obtain securities equivalent in kind and amount, a commitment to sell securities is equivalent to a short sale. Payment and delivery take place after the customary settlement period.
Principal Investment Risks
Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund's performance. The fund's share price changes daily based on the performance of the underlying funds and securities in which it invests and on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of underlying funds and securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that underlying fund or issuer.
If the Adviser's or a sub-adviser's allocation strategies do not work as intended, the fund may not achieve its objective. A portfolio manager's evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions.
When your shares are sold they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.
The following factors can significantly affect the fund's performance:
Investing in Other Funds. Regulatory restrictions may limit the amount that one fund can invest in another, and in certain cases further limit investments to the extent a fund's shares are already held by the Adviser or its affiliates. The fund bears all risks of investment strategies employed by the underlying funds. The fund does not control the investments of the underlying funds, which may have different investment objectives and may engage in investment strategies that the fund would not engage in directly. Aggregation of underlying fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase volatility. Some of the underlying funds in which the fund invests are managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of an underlying fund's index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the performance of these underlying passively managed funds could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. In addition, errors in the construction or calculation of the index tracked by an underlying passively managed fund may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on the performance of the underlying fund and its shareholders.
Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as mortgage securities and the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities. In market environments where interest rates are rising, issuers may be less willing or able to make principal and/or interest payments on securities when due. Although the transition process away from certain benchmark rates, including London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another), has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain and may adversely impact a fund's performance.
Foreign and Emerging Markets Risk.   Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.
Investing in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging markets typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Emerging markets economies can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. All of these factors can make emerging markets securities more volatile and potentially less liquid than securities issued in more developed markets.
Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.
Industry Exposure. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry or a group of related industries as a whole, and these companies can be sensitive to adverse economic, regulatory, or financial developments.
Prepayment. Many types of debt securities, including mortgage securities and inflation- protected debt securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.
Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds), including floating rate loans, and certain types of other securities tend to be particularly sensitive to these changes.
Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price, and often are considered to be speculative. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.
Leverage Risk. Derivatives, forward-settling securities, and short sale transactions involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Forward-settling securities and short sale transactions also involve the risk that a security will not be issued, delivered, available for purchase, or paid for when anticipated. An increase in the market price of securities sold short will result in a loss. Government legislation or regulation could affect the use of these transactions and could limit a fund's ability to pursue its investment strategies.
Investing in ETFs. ETFs may trade in the secondary market ( e.g. , on a stock exchange) at prices below the value of their underlying portfolios and may not be liquid. An ETF that is not actively managed cannot sell poorly performing stocks or other assets as long as they are represented in its index or other benchmark. ETFs that track an index are subject to tracking error risk (the risk of errors in matching the ETF's underlying assets to its index or other benchmark).
Quantitative Investing. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security's value. In addition, factors that affect a security's value can change over time and these changes may not be reflected in the quantitative model.
High Portfolio Turnover.   The fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups, and other transaction costs on the sale of securities or reinvestment in other securities. The sale of the fund's securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect the fund's performance.
In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.
Other Investment Strategies
In addition to the principal investment strategies discussed above, the Adviser may lend the fund's securities to broker-dealers or other institutions to earn income for the fund. The fund may also invest in collateralized loan obligations.
In addition, the fund may have indirect exposure to derivatives through its investments in underlying funds.

Non-Fundamental Investment Policies
The fund's investment objective is non-fundamental and may be changed without shareholder approval.

Valuing Shares

The fund is open for business each day the NYSE is open.
The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV.
NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the SEC.
To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.
Shares of underlying funds (other than ETFs) are valued at their respective NAVs. NAV is calculated using the values of the underlying funds in which the fund invests. For an explanation of the circumstances under which the underlying funds will use fair value pricing and the effects of using fair value pricing, see the underlying funds' prospectuses and Statements of Additional Information (SAIs). Other assets (including securities issued by ETFs) are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.
Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets, if applicable, present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.
Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information
Additional Information about the Purchase and Sale of Shares

NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.
As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.
General Information
Shares can be purchased only through certain discretionary investment programs offered by the Adviser or its affiliates. If you are not currently a client of a Fidelity discretionary investment program, please call 1-800-544-3455 (9:00 a.m. - 6:00 p.m. Eastern time, Monday through Friday) for more information. Additional fees apply for discretionary investment programs. For more information on these fees, please refer to the "Buying and Selling Information" section of the SAI.
The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders.
Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.
Because investments in the fund can only be made by the Adviser or an affiliate on behalf of its clients, the potential for excessive or short-term disruptive purchases and sales is reduced. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive trading of fund shares and the fund accommodates frequent trading.
The fund does not place a limit on purchases or sales of fund shares by the Adviser or its affiliates. The fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, the fund reserves the right to impose restrictions on disruptive, excessive, or short-term trading.
Buying Shares
Eligibility
Shares are generally available only to investors residing in the United States.
Shares are available only to certain discretionary investment programs offered by the Adviser or its affiliates.
There is no minimum balance or purchase minimum for fund shares.
Price to Buy
The price to buy one share is its NAV. Shares are sold without a sales charge.
Shares will be bought at the NAV next calculated after an order is received in proper form.
Provided the fund receives an order to buy shares in proper form before the close of business, the fund may place an order to buy shares of an underlying Fidelity ® fund after the close of business, pursuant to a pre-determined allocation, and receive that day's NAV.
The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.
Selling Shares
The price to sell one share is its NAV.
Shares will be sold at the NAV next calculated after an order is received in proper form.
Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.
Provided the fund receives an order to sell shares in proper form before the close of business, the fund may place an order to sell shares of an underlying Fidelity ® fund after the close of business, pursuant to a pre-determined allocation, and receive that day's NAV.
See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.
Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
Redemption proceeds may be paid in underlying fund shares, securities, or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.
Policies Concerning the Redemption of Fund Shares
Shares of the fund are only available to certain discretionary investment programs offered by the Adviser or its affiliates.
If your account is held directly with a fund , the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity ® money market fund that are used to buy shares of another Fidelity ® fund are settled simultaneously.
If your account is held through an intermediary , the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.
As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.
Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity ® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.
In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.
When your relationship with your managed account provider is terminated, your shares may be sold at the discretion of the managed account provider at the NAV next calculated after the sell order is placed, in which case the redemption proceeds will remain in your account pending your instruction.
Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.
The fund normally declares dividends and pays capital gain distributions per the tables below:
Fund Name	Dividends Paid
Strategic Advisers® Fidelity® Core Income Fund	Declares daily and pays monthly
Fund Name	Capital Gains Paid
Strategic Advisers® Fidelity® Core Income Fund	July, December
Distribution Options
Any dividends and capital gain distributions may be reinvested in additional shares or paid in cash.
Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you (for non-retirement accounts).
Taxes on Distributions
Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.
For federal tax purposes, certain distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).
If the Adviser buys shares on your behalf when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.
Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.
Taxes on Transactions
Your redemptions may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.
Fund Services
Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.
The fund employs a multi-manager and a fund of funds investment structure. The Adviser may allocate the fund's assets among any number of sub-advisers or underlying funds. The Adviser may adjust allocations among underlying funds or sub-advisers from time to time, including making no allocation to, or terminating the sub-advisory contract with, a sub-adviser.
Adviser
Strategic Advisers LLC.   The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.
As of December 31, 2022, the Adviser had approximately $632.6 billion in discretionary assets under management, and approximately $3.9 trillion when combined with all of its affiliates' assets under management.
As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.
Sub-Adviser(s)
FIAM , at 900 Salem Street, Smithfield, Rhode Island 02917, has been retained to serve as a sub-adviser for the fund. FIAM is an affiliate of Strategic Advisers. As of December 31, 2022, FIAM had approximately $152.3 billion in discretionary assets under management.
Other investment advisers have been retained to assist FIAM with foreign investments:
  FMR UK, at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, has been retained to serve as a sub-subadviser for the fund. As of December 31, 2022, FMR UK had approximately $14.7 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of both FIAM and the Adviser.
  FMR H.K., at Floor 19, 41 Connaught Road Central, Hong Kong, has been retained to serve as a sub-subadviser for the fund. As of December 31, 2022, FMR H.K. had approximately $21.4 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of both FIAM and the Adviser.
  FMR Japan, at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, has been retained to serve as a sub-subadviser for the fund. As of March 31, 2023, FMR Japan had approximately $2.9 billion in discretionary assets under management. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of both FIAM and the Adviser.
Portfolio Manager(s)
Jonathan Duggan is Lead Portfolio Manager of Strategic Advisers ® Fidelity ® Core Income Fund, which he has managed since 2018. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Duggan has worked as team leader of fixed income research and portfolio manager.
The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).
From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
Advisory Fee(s)
The fund pays a management fee to the Adviser.
The management fee is calculated and paid to the Adviser every month.
The fund's management fee is calculated by adding the annual rate of 0.25% of the fund's average daily net assets throughout the month plus the total fees payable monthly to the fund's sub-advisers, if any, pursuant to the applicable investment sub-advisory agreement(s).
Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.
The fund's maximum aggregate annual management fee will not exceed 0.60% of the fund's average daily net assets.
The Adviser has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the fund's average daily net assets through September 30, 2025.
The management fee paid, as a percentage of a fund's average net assets, for the fiscal year ended May 31, 2023, is shown in the following table:
Fund	Management Fee Rate
Strategic Advisers® Fidelity® Core Income Fund	0.04%*

*After waiver and/or reimbursement
In return for the services of the fund's sub-advisers, the Adviser will pay each of the fund's sub-advisers the fee (as described above) payable to that sub-adviser.
FIAM, in turn, will pay FMR H.K., FMR Japan, and FMR UK for providing sub-subadvisory services.
The basis for the Board of Trustees approving the management contract, sub-advisory agreement, and sub-subadvisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended November 30, 2022 and in the fund's annual report for the fiscal period ended May 31, 2023.
Fund Distribution

FDC distributes the fund's shares.
Distribution and Service Plan(s)
The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.
If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to, or to buy shares of the fund from, any person to whom it is unlawful to make such offer.

Appendix
Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report(s), along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Strategic Advisers® Fidelity® Core Income Fund

Years ended May 31,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$9.60	$10.60	$10.95	$10.47	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.322	.222	.239	.302	.209
Net realized and unrealized gain (loss)	(.519)	(.993)	.106	.613	.445
Total from investment operations	(.197)	(.771)	.345	.915	.654
Distributions from net investment income	(.313)	(.223)	(.245)	(.299)	(.182)
Distributions from net realized gain	-	(.006)	(.450)	(.136)	(.002)
Total distributions	(.313)	(.229)	(.695)	(.435)	(.184)
Net asset value, end of period	$9.09	$9.60	$10.60	$10.95	$10.47
Total Return D,E	(2.02)%	(7.41)%	3.10%	8.94%	6.60%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.30%	.30%	.31%	.32%	.37% H
Expenses net of fee waivers, if any	.05%	.05%	.06%	.07%	.12% H
Expenses net of all reductions	.05%	.05%	.06%	.07%	.12% H
Net investment income (loss)	3.52%	2.14%	2.18%	2.83%	3.30% H
Supplemental Data
Net assets, end of period (000 omitted)	$64,361,426	$47,891,014	$35,955,537	$24,774,315	$16,953,257
Portfolio turnover rate I	202%	201%	191%	247%	124% H,J

A For the period October 16, 2018 (commencement of operations) through May 31, 2019.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Annualized.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J Portfolio turnover rate excludes securities received or delivered in-kind.

Additional Index Information

Bloomberg U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate pass-throughs), asset-backed securities and collateralised mortgage-backed securities (agency and non-agency).
IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
 For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.
 For investors other than individuals:   When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its Statement of Additional Information (SAI) and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.
For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-3455. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.
The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-21991
Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2023 FMR LLC. All rights reserved.
1.9887936.106	COI-PRO-0723

Fund /Ticker
Strategic Advisers® Short Duration Fund /FAUDX
Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Prospectus
July 29, 2023

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Strategic Advisers® Short Duration Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary
Fund:
Strategic Advisers® Short Duration Fund
Investment Objective
Strategic Advisers® Short Duration Fund seeks to obtain a high level of current income consistent with preservation of capital.
Fee Table
The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee (fluctuates based on the fund's allocation among underlying funds and sub-advisers)	0.29 % A
Distribution and/or Service (12b-1) fees	None
Other expenses	0.01%
Acquired fund fees and expenses	0.19%
Total annual operating expenses	0.49 % B
Fee waiver and/or expense reimbursement	0.25 % A
Total annual operating expenses after fee waiver and/or expense reimbursement	0.24 % B
A Strategic Advisers LLC (Strategic Advisers) has contractually agreed that the fund's maximum aggregate annual management fee will not exceed 0.55% of the fund's average daily net assets. In addition, Strategic Advisers has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the fund's average daily net assets. This arrangement will remain in effect through September 30, 2025 , and neither Strategic Advisers nor any of its affiliates retain the ability to be repaid with respect to this arrangement. Strategic Advisers may not terminate this arrangement without the approval of the Board of Trustees.
B Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses.
This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$25
3 years	$96
5 years	$214
10 years	$557

Portfolio Turnover

The fund will not incur transaction costs, such as commissions, when it buys and sells shares of affiliated mutual funds but may incur transaction costs when buying or selling non-affiliated funds and other types of securities (including Exchange Traded Funds (ETFs)) directly (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 49 % of the average value of its portfolio.
Principal Investment Strategies
  Normally investing in U.S. dollar-denominated money market and investment-grade debt securities, and repurchase agreements.
  Normally maintaining a dollar-weighted average maturity of three years or less.
  Investing in domestic and foreign issuers.
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default) and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.
  Implementing investment strategies by investing directly in securities through one or more managers (sub-advisers) or indirectly in securities through one or more other funds, referred to as underlying funds, which in turn invest directly in securities (as described below).
  Allocating assets among affiliated fixed-income funds (i.e., Fidelity® funds, including mutual funds and ETFs), non-affiliated fixed-income funds that participate in Fidelity's FundsNetwork®, non-affiliated ETFs (collectively, underlying funds), and sub-advisers.
  Allocating assets among underlying funds and sub-advisers to achieve similar overall interest rate risk to the FTSE® 6-Month U.S. Treasury Bill Index.
  Allocating assets among underlying funds and sub-advisers to attempt to diversify its portfolio in terms of different market sectors and maturities.
  Allocating assets among sub-advisers and underlying funds using proprietary fundamental and quantitative research, considering factors including, but not limited to, performance in different market environments, manager experience and investment style, management company infrastructure, costs, asset size, and portfolio turnover.
  Analyzing the credit quality of the issuer, the issuer's potential for success, the credit, currency and economic risks of the security and its issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
Pursuant to an exemptive order granted by the Securities and Exchange Commission (SEC), Strategic Advisers LLC (Strategic Advisers) is permitted, subject to the approval of the Board of Trustees, to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements. Subject to oversight by the Board of Trustees, Strategic Advisers has the ultimate responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement .
Principal Investment Risks
  Multiple Sub-Adviser Risk.
Separate investment decisions and the resulting purchase and sale activities of the fund's sub-advisers might adversely affect the fund's performance or lead to disadvantageous tax consequences.
  Investing in Other Funds.
Regulatory restrictions may limit the amount that one fund can invest in another, which means that the fund's manager may not be able to invest as much as it wants to in some other funds. The fund bears all risks of investment strategies employed by the underlying funds, including the risk that the underlying funds will not meet their investment objectives. Underlying funds that are passively managed attempt to track the performance of an unmanaged index of securities and as such their performance could be lower than actively managed funds, which may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline. In addition, errors in the construction of the index tracked by an underlying passively managed fund may have an adverse impact on the performance of such underlying fund.
  Interest Rate Changes.
Interest rate increases can cause the price of a debt or money market security to decrease.
  Income Risk.
A low or negative interest rate environment can adversely affect an underlying fund's yield.
  Foreign Exposure.
Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Prepayment.
The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes.
The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.
  Leverage Risk.
Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.
  Investing in ETFs.
ETFs may trade in the secondary market at prices below the value of their underlying portfolios and may not be liquid. ETFs that track an index are subject to tracking error and may be unable to sell poorly performing assets that are included in their index or other benchmark.
  Quantitative Investing.
Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors' historical trends.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency .   You could lose money by investing in the fund.
Performance
The following information is intended to help you understand the risks of investing in the fund.
The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.
Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
0.54%	0.69%	0.48%	1.74%	1.65%	1.29%	3.69%	2.53%	0.02%	- 0.97%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	2.98%	June 30, 2020
Lowest Quarter Return	- 1.38%	March 31, 2020
Year-to-Date Return	2.37%	June 30, 2023

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.
For the periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® Short Duration Fund
Return Before Taxes	- 0.97%	1.30%	1.16%
Return After Taxes on Distributions	- 1.76%	0.54%	0.54%
Return After Taxes on Distributions and Sale of Fund Shares	- 0.58%	0.67%	0.62%
FTSE® 6-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	1.46%	1.32%	0.81%

Investment Adviser
Strategic Advisers (the Adviser) is the fund's manager. FIAM LLC and T. Rowe Price Associates, Inc. have been retained to serve as sub-advisers for the fund.
FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), Fidelity Management & Research (Japan) Limited (FMR Japan), T. Rowe Price International Ltd (TRPIL), and T. Rowe Price Hong Kong Limited (TRPHK) have been retained to serve as sub-subadvisers for the fund.
The Adviser may change a sub-adviser's asset allocation at any time, including allocating no assets to, or terminating the sub-advisory contract with, a sub-adviser.
Portfolio Manager(s)
Jonathan Duggan (Lead Portfolio Manager) has managed the fund since 2018.
Chris Heavey (Co-Portfolio Manager) has managed the fund since 2019.
Purchase and Sale of Shares
The fund is not available for sale to the general public.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.
The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.
The fund is open for business each day the New York Stock Exchange (NYSE) is open.
There is no purchase minimum for fund shares.
Tax Information
Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics
Investment Details

Investment Objective
Strategic Advisers® Short Duration Fund seeks to obtain a high level of current income consistent with preservation of capital.
Principal Investment Strategies
The fund normally invests the fund's assets in U.S. dollar-denominated money market and investment-grade debt securities, and repurchase agreements.
The fund may invest in securities of foreign issuers in addition to securities of domestic issuers.
In addition, the fund normally maintains a dollar-weighted average maturity of three years or less. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.
The fund may engage in transactions that have a leveraging effect, including investments in derivatives, regardless of whether it may own the asset, instrument, or components of the index underlying the derivative, and forward-settling securities. The fund may invest a significant portion of its assets in these types of investments. The fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, and futures contracts (both long and short positions) on securities and indexes. The fund may engage in these transactions to increase or decrease its exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index.
The fund implements its investment strategies by investing directly in securities through one or more sub-advisers or indirectly in securities through one or more underlying funds, which in turn invest directly in securities.
The Adviser may allocate the fund's assets among any number of underlying funds or sub-advisers at any time. The Adviser may adjust allocations among underlying funds or sub-advisers from time to time, including making no allocation at all to one or more sub-advisers.
The Adviser allocates the fund's assets among underlying funds and sub-advisers to achieve similar overall interest rate risk to the FTSE 6-Month U.S. Treasury Bill Index.
The Adviser allocates the fund's assets among underlying funds and sub-advisers to attempt to diversify the fund's portfolio among different market sectors (for example, corporate, asset-backed or government securities) and different maturities based on its view of the relative value of each sector or maturity.
The Adviser pursues a disciplined, benchmark-driven approach to portfolio construction, and monitors and adjusts allocations to underlying funds and sub-advisers as necessary to favor those underlying funds and sub-advisers that the Adviser believes will provide the most favorable outlook for achieving the fund's investment objective.
When determining how to allocate the fund's assets among sub-advisers and underlying funds, the Adviser uses proprietary fundamental and quantitative research, considering factors including, but not limited to, performance in different market environments, manager experience and investment style, management company infrastructure, costs, asset size, and portfolio turnover.
The fund may invest in affiliated fixed-income funds ( i.e., Fidelity ®   funds, including mutual funds and ETFs), non-affiliated fixed-income funds that participate in Fidelity's FundsNetwork ®   and in non-affiliated ETFs. Underlying funds include both funds managed by Fidelity Management & Research Company LLC (FMR) (an affiliated company that, together with the Adviser, is part of Fidelity Investments) or an affiliate and funds managed by investment advisers other than Fidelity. Fidelity may receive service fees that typically are at an annual rate of up to 0.40% of a non-affiliated underlying fund's average daily net assets attributable to purchases through Fidelity's FundsNetwork ® , though such fees may be higher or lower, or may be charged as transaction and/or account fees. In addition, the fund may invest in ETFs in transactions not occurring through Fidelity's FundsNetwork ® .
The Adviser generally identifies fixed-income funds by reference to a fund's name, policies, or classification by a third-party ranking or ratings organization. In identifying short-term fixed-income funds, the Adviser generally refers to a fixed-income fund's most recent publicly disclosed dollar-weighted average maturity.
The Adviser may actively adjust the allocation of the fund's assets at any time. For current information on fund holdings, please call 1-800-544-3455 or visit Fidelity's web site at www.fidelity.com. For information on the underlying funds, see the underlying funds' prospectuses. A copy of any underlying Fidelity ®   fund's prospectus is available at www.fidelity.com or institutional.fidelity.com. For a copy of any other underlying fund's prospectus, visit the web site of the company that manages or sponsors that underlying fund.
It is not possible to predict the extent to which the fund's assets will be invested by a particular sub-adviser at any given time and one or more sub-advisers may not be managing any assets for the fund at any given time.
To select investments, a sub-adviser may analyze the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, a sub-adviser may consider, among other things, the market's overall risk characteristics, the market's current pricing of those risks, and internal views of potential future market conditions.
In selecting foreign securities, a sub-adviser's analysis may also consider the credit, currency, and economic risks associated with the security and the country of its issuer. A sub-adviser may also consider an issuer's potential for success in light of its current financial condition, its industry position, and economic and market conditions.
To earn additional income for the fund, a sub-adviser may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to buy (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.
The fund's initial shareholder approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements, subject to conditions of an exemptive order that has been granted by the SEC (Exemptive Order). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. Subject to oversight by the Board of Trustees, the Adviser has the ultimate responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.
Description of Principal Security Types
In addition to investing in underlying funds, the fund may invest directly in the following principal security types:
Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities (including collateralized loan obligations), loans and loan participations, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.
Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Money market securities include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper, and U.S. Government securities. Certain issuers of U.S. Government securities, including Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury.
A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.
Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include futures, options, forwards, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of an index, security, or other instrument or investment) and credit default swaps (buying or selling credit default protection).
Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. When a fund does not already own or have the right to obtain securities equivalent in kind and amount, a commitment to sell securities is equivalent to a short sale. Payment and delivery take place after the customary settlement period.
Principal Investment Risks
Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund's performance. The fund's share price changes daily based on the performance of the underlying funds and securities in which it invests and on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of underlying funds and securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that underlying fund or issuer.
If the Adviser's or a sub-adviser's allocation strategies do not work as intended, the fund may not achieve its objective. A portfolio manager's evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions.
When your shares are sold they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.
The following factors can significantly affect the fund's performance:
Multiple Sub-Adviser Risk . Because each sub-adviser manages its allocated portion, if any, independently from another sub-adviser, it is possible that the sub-advisers' security selection processes may not complement one another. As a result, the fund's aggregate exposure to a particular industry or group of industries, or to a single issuer, could unintentionally be larger or smaller than intended. Because each sub-adviser directs the trading for its own portion, if any, of the fund, and does not aggregate its transactions with those of the other sub-advisers, the fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire fund.
Investing in Other Funds. Regulatory restrictions may limit the amount that one fund can invest in another, and in certain cases further limit investments to the extent a fund's shares are already held by the Adviser or its affiliates. The fund bears all risks of investment strategies employed by the underlying funds. The fund does not control the investments of the underlying funds, which may have different investment objectives and may engage in investment strategies that the fund would not engage in directly. Aggregation of underlying fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase volatility. Some of the underlying funds in which the fund invests are managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of an underlying fund's index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the performance of these underlying passively managed funds could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. In addition, errors in the construction or calculation of the index tracked by an underlying passively managed fund may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on the performance of the underlying fund and its shareholders.
Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities. In market environments where interest rates are rising, issuers may be less willing or able to make principal and/or interest payments on securities when due. Although the transition process away from certain benchmark rates, including London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another), has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain and may adversely impact a fund's performance.
Foreign Exposure. Foreign securities, securities issued by U.S. entities with substantial foreign operations, and entities providing credit support or a maturity-shortening structure that are located in foreign countries can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.
Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.
Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.
Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value.
Leverage Risk. Derivatives, forward-settling securities, and short sale transactions involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Forward-settling securities and short sale transactions also involve the risk that a security will not be issued, delivered, available for purchase, or paid for when anticipated. An increase in the market price of securities sold short will result in a loss. Government legislation or regulation could affect the use of these transactions and could limit a fund's ability to pursue its investment strategies.
Investing in ETFs. ETFs may trade in the secondary market ( e.g. , on a stock exchange) at prices below the value of their underlying portfolios and may not be liquid. An ETF that is not actively managed cannot sell poorly performing stocks or other assets as long as they are represented in its index or other benchmark. ETFs that track an index are subject to tracking error risk (the risk of errors in matching the ETF's underlying assets to its index or other benchmark).
Quantitative Investing. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security's value. In addition, factors that affect a security's value can change over time and these changes may not be reflected in the quantitative model.
Income Risk . An underlying fund's income, or yield, is based on short-term interest rates, which can fluctuate significantly over short periods. A low or negative interest rate environment can adversely affect an underlying fund's yield and, depending on its duration and severity, could prevent the underlying fund from providing a positive yield. In addition, an underlying fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. From time to time, the underlying fund's adviser may reimburse expenses or waive fees for a class of an underlying fund in order to avoid a negative yield, but there is no guarantee that the class or fund will be able to avoid a negative yield.
In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.
Other Investment Strategies
In addition to the principal investment strategies discussed above, the Adviser may lend the fund's securities to broker-dealers or other institutions to earn income for the fund. The fund may also invest in collateralized loan obligations.
In addition, the fund may have indirect exposure to derivatives through its investments in underlying funds.

Non-Fundamental Investment Policies
The fund's investment objective is non-fundamental and may be changed without shareholder approval.

Valuing Shares

The fund is open for business each day the NYSE is open.
The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV.
NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the SEC.
To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.
Shares of underlying funds (other than ETFs) are valued at their respective NAVs. NAV is calculated using the values of the underlying funds in which the fund invests. For an explanation of the circumstances under which the underlying funds will use fair value pricing and the effects of using fair value pricing, see the underlying funds' prospectuses and Statements of Additional Information (SAIs). Other assets (including securities issued by ETFs) are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.
Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets, if applicable, present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.
Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information
Additional Information about the Purchase and Sale of Shares

NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.
As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.
General Information
Shares can be purchased only through certain discretionary investment programs offered by the Adviser or its affiliates. If you are not currently a client of a Fidelity discretionary investment program, please call 1-800-544-3455 (9:00 a.m. - 6:00 p.m. Eastern time, Monday through Friday) for more information. Additional fees apply for discretionary investment programs. For more information on these fees, please refer to the "Buying and Selling Information" section of the SAI.
The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders.
Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.
Because investments in the fund can only be made by the Adviser or an affiliate on behalf of its clients, the potential for excessive or short-term disruptive purchases and sales is reduced. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive trading of fund shares and the fund accommodates frequent trading.
The fund does not place a limit on purchases or sales of fund shares by the Adviser or its affiliates. The fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, the fund reserves the right to impose restrictions on disruptive, excessive, or short-term trading.
Buying Shares
Eligibility
Shares are generally available only to investors residing in the United States.
Shares are available only to certain discretionary investment programs offered by the Adviser or its affiliates.
There is no minimum balance or purchase minimum for fund shares.
Price to Buy
The price to buy one share is its NAV. Shares are sold without a sales charge.
Shares will be bought at the NAV next calculated after an order is received in proper form.
Provided the fund receives an order to buy shares in proper form before the close of business, the fund may place an order to buy shares of an underlying Fidelity ® fund after the close of business, pursuant to a pre-determined allocation, and receive that day's NAV.
The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.
Selling Shares
The price to sell one share is its NAV.
Shares will be sold at the NAV next calculated after an order is received in proper form.
Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.
Provided the fund receives an order to sell shares in proper form before the close of business, the fund may place an order to sell shares of an underlying Fidelity ® fund after the close of business, pursuant to a pre-determined allocation, and receive that day's NAV.
See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.
Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
Redemption proceeds may be paid in underlying fund shares, securities, or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.
Policies Concerning the Redemption of Fund Shares
Shares of the fund are only available to certain discretionary investment programs offered by the Adviser or its affiliates.
If your account is held directly with a fund , the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity ® money market fund that are used to buy shares of another Fidelity ® fund are settled simultaneously.
If your account is held through an intermediary , the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.
As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.
Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity ® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.
In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.
When your relationship with your managed account provider is terminated, your shares may be sold at the discretion of the managed account provider at the NAV next calculated after the sell order is placed, in which case the redemption proceeds will remain in your account pending your instruction.
Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.
The fund normally declares dividends and pays capital gain distributions per the tables below:
Fund Name	Dividends Paid
Strategic Advisers® Short Duration Fund	Declares daily and pays monthly
Fund Name	Capital Gains Paid
Strategic Advisers® Short Duration Fund	July, December
Distribution Options
Any dividends and capital gain distributions may be reinvested in additional shares or paid in cash.
Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you (for non-retirement accounts).
Taxes on Distributions
Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.
For federal tax purposes, certain distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).
If the Adviser buys shares on your behalf when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.
Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.
Taxes on Transactions
Your redemptions may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.
Fund Services
Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.
The fund employs a multi-manager and a fund of funds investment structure. The Adviser may allocate the fund's assets among any number of sub-advisers or underlying funds. The Adviser may adjust allocations among underlying funds or sub-advisers from time to time, including making no allocation to, or terminating the sub-advisory contract with, a sub-adviser.
Adviser
Strategic Advisers LLC.   The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.
As of December 31, 2022, the Adviser had approximately $632.6 billion in discretionary assets under management, and approximately $3.9 trillion when combined with all of its affiliates' assets under management.
As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.
Sub-Adviser(s)
FIAM LLC (FIAM) , at 900 Salem Street, Smithfield, Rhode Island 02917, has been retained to serve as a sub-adviser for the fund. FIAM is an affiliate of Strategic Advisers. As of December 31, 2022, FIAM had approximately $152.3 billion in discretionary assets under management.
Other investment advisers have been retained to assist FIAM with foreign investments:
  FMR UK, at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, has been retained to serve as a sub-subadviser for the fund. As of December 31, 2022, FMR UK had approximately $14.7 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of both FIAM and the Adviser.
  FMR H.K., at Floor 19, 41 Connaught Road Central, Hong Kong, has been retained to serve as a sub-subadviser for the fund. As of December 31, 2022, FMR H.K. had approximately $21.4 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of both FIAM and the Adviser.
  FMR Japan, at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, has been retained to serve as a sub-subadviser for the fund. As of March 31, 2023, FMR Japan had approximately $2.9 billion in discretionary assets under management. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of both FIAM and the Adviser.
T. Rowe Price Associates, Inc. (T. Rowe Price) , at 100 East Pratt Street, Baltimore, Maryland 21202, has been retained to serve as a sub-adviser for the fund. As of March 31, 2023, T. Rowe Price had approximately $1.34 trillion in assets under management.
T. Rowe Price has retained T. Rowe Price International Ltd. (TRPIL) and T. Rowe Price Hong Kong Limited (TRPHK) to serve as sub-subadviser.
  TRPIL, at 60 Queen Victoria Street, London EC4N 4TZ, United Kingdom, has been retained to serve as sub-subadviser for the fund. As of March 31, 2023, TRPIL had approximately $202.7 billion in assets under management.
  TRPHK, at 6/F Chater House, 8 Connaught Road, Central, Hong Kong has been retained to serve as sub-subadviser for the fund. As of March 31, 2023, TRPHK had approximately $12.5 billion in assets under management.
Portfolio Manager(s)
Jonathan Duggan is Lead Portfolio Manager of Strategic Advisers ® Short Duration Fund, which he has managed since 2018. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Duggan has worked as team leader of fixed income research and portfolio manager.
Chris Heavey is Co-Portfolio Manager of Strategic Advisers ® Short Duration Fund, which he has managed since 2019. He also manages other funds. Since joining Fidelity Investments in 1998, Mr. Heavey has worked as a senior research analyst and portfolio manager.
The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).
From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
Advisory Fee(s)
The fund pays a management fee to the Adviser.
The management fee is calculated and paid to the Adviser every month.
The fund's management fee is calculated by adding the annual rate of 0.25% of the fund's average daily net assets throughout the month plus the total fees payable monthly to the fund's sub-advisers, if any, pursuant to the applicable investment sub-advisory agreement(s).
Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.
The fund's maximum aggregate annual management fee will not exceed 0.55% of the fund's average daily net assets.
The Adviser has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the fund's average daily net assets through September 30, 2025.
The management fee paid, as a percentage of a fund's average net assets, for the fiscal year ended May 31, 2023, is shown in the following table:
Fund	Management Fee Rate
Strategic Advisers® Short Duration Fund	0.04%*

*After waiver and/or reimbursement
In return for the services of the fund's sub-advisers, the Adviser will pay each of the fund's sub-advisers the fee (as described above) payable to that sub-adviser.
FIAM, in turn, will pay FMR UK, FMR H.K., and FMR Japan for providing sub-subadvisory services. T. Rowe Price, in turn, will pay TRPIL and TRPHK for providing sub-subadvisory services.
The basis for the Board of Trustees approving the management contract, sub-advisory agreements, and sub-subadvisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended November 30, 2022, and will be included in the fund's semi-annual report for the fiscal period ended November 30, 2023, when available.
Fund Distribution

FDC distributes the fund's shares.
Distribution and Service Plan(s)
The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.
Affiliates of the Adviser may receive service fees or distribution fees or both with respect to underlying funds that participate in Fidelity's FundsNetwork ® .
If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to, or to buy shares of the fund from, any person to whom it is unlawful to make such offer.

Appendix
Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report(s), along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Strategic Advisers® Short Duration Fund

Years ended May 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$9.89	$10.13	$10.06	$10.04	$10.03
Income from Investment Operations
Net investment income (loss) A,B	.296	.075	.106	.229	.254
Net realized and unrealized gain (loss)	(.052)	(.230)	.081	.020	.018
Total from investment operations	.244	(.155)	.187	.249	.272
Distributions from net investment income	(.304)	(.085)	(.112)	(.229)	(.259)
Distributions from net realized gain	-	-	(.005)	-	(.003)
Total distributions	(.304)	(.085)	(.117)	(.229)	(.262)
Net asset value, end of period	$9.83	$9.89	$10.13	$10.06	$10.04
Total Return C	2.52%	(1.54)%	1.86%	2.51%	2.75%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.30%	.30%	.30%	.30%	.32%
Expenses net of fee waivers, if any	.05%	.05%	.05%	.05%	.07%
Expenses net of all reductions	.05%	.05%	.05%	.05%	.07%
Net investment income (loss)	3.01%	.74%	1.05%	2.28%	2.54%
Supplemental Data
Net assets, end of period (000 omitted)	$4,322,141	$5,779,380	$6,180,788	$8,049,040	$7,144,753
Portfolio turnover rate F	49%	43%	102%	58%	33%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Additional Index Information

FTSE ® 6-Month U.S. Treasury Bill Index measures the return equivalent of yield averages of the last six 6-month US Treasury bill month-end rates that are not marked to market.
IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
 For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.
 For investors other than individuals:   When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its Statement of Additional Information (SAI) and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.
For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-3455. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.
The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-21991
Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2023 FMR LLC. All rights reserved.
1.934454.112	ASD-PRO-0723

Fund /Ticker
Strategic Advisers® Tax-Sensitive Short Duration Fund /FGNSX
Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Prospectus
July 29, 2023

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Strategic Advisers® Tax-Sensitive Short Duration Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary
Fund:
Strategic Advisers® Tax-Sensitive Short Duration Fund
Investment Objective
  Strategic Advisers® Tax-Sensitive Short Duration Fund seeks to provide a high level of after-tax income consistent with preservation of capital.
Fee Table
The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee (fluctuates based on the fund's allocation among underlying funds and sub-advisers)	0.32 % A
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%
Acquired fund fees and expenses	0.05%
Total annual operating expenses	0.37 % B
Fee waiver and/or expense reimbursement	0.25 % A
Total annual operating expenses after fee waiver and/or expense reimbursement	0.12 % B
A Strategic Advisers LLC (Strategic Advisers) has contractually agreed that the fund's maximum aggregate annual management fee will not exceed 0.55% of the fund's average daily net assets. In addition, Strategic Advisers has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the fund's average daily net assets. This arrangement will remain in effect through September 30, 2025 , and neither Strategic Advisers nor any of its affiliates retain the ability to be repaid with respect to this arrangement. Strategic Advisers may not terminate this arrangement without the approval of the Board of Trustees.
B Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses.
This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$12
3 years	$57
5 years	$147
10 years	$409

Portfolio Turnover

The fund will not incur transaction costs, such as commissions, when it buys and sells shares of affiliated mutual funds but may incur transaction costs when buying or selling non-affiliated funds and other types of securities (including Exchange Traded Funds (ETFs)) directly (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 80 % of the average value of its portfolio.
Principal Investment Strategies
  Normally investing primarily in U.S. dollar-denominated municipal money market securities and high quality investment-grade municipal debt securities whose interest is exempt from federal income tax (the "municipal strategy"). The Adviser may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.
  Potentially investing in taxable money market securities when after-tax yields are viewed as advantageous, taking into account the highest federal tax rates applicable to investment income of individuals (together with the municipal strategy, the "tax-sensitive" strategy) or for liquidity purposes.
  Normally maintaining a dollar-weighted average maturity of three years or less.
  Allocating assets across different market sectors and maturities.
  Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default) and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.
  Implementing investment strategies by investing directly in securities through one or more managers (sub-advisers) or indirectly in securities through one or more other funds, referred to as underlying funds, which in turn invest directly in securities (as described below).
  Allocating assets among affiliated fixed-income funds (i.e., Fidelity® funds, including mutual funds and ETFs), non-affiliated fixed-income funds that participate in Fidelity's FundsNetwork®, non-affiliated ETFs (collectively, underlying funds), and sub-advisers.
  Allocating assets among underlying funds and sub-advisers with reference to the interest rate risk of the Bloomberg Municipal Bond 1 Year (1-2 Y) Index (25%) and the iMoneyNetSM All Tax-Free National Retail Money Market Funds Average (75%).
  Allocating assets among sub-advisers and underlying funds using proprietary fundamental and quantitative research, considering factors including, but not limited to, performance in different market environments, manager experience and investment style, management company infrastructure, costs, asset size, and portfolio turnover.
  Investing in lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).
  Analyzing the credit quality of the issuer, the issuer's potential for success, the credit, currency and economic risks of the security and its issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
Pursuant to an exemptive order granted by the Securities and Exchange Commission (SEC), Strategic Advisers LLC (Strategic Advisers) is permitted, subject to the approval of the Board of Trustees, to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements. Subject to oversight by the Board of Trustees, Strategic Advisers has the ultimate responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement .
Principal Investment Risks
  Multiple Sub-Adviser Risk.
Separate investment decisions and the resulting purchase and sale activities of the fund's sub-advisers might adversely affect the fund's performance or lead to disadvantageous tax consequences.
  Investing in Other Funds.
Regulatory restrictions may limit the amount that one fund can invest in another, which means that the fund's manager may not be able to invest as much as it wants to in some other funds. The fund bears all risks of investment strategies employed by the underlying funds, including the risk that the underlying funds will not meet their investment objectives. Underlying funds that are passively managed attempt to track the performance of an unmanaged index of securities and as such their performance could be lower than actively managed funds, which may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline. In addition, errors in the construction of the index tracked by an underlying passively managed fund may have an adverse impact on the performance of such underlying fund.
  Municipal Market Volatility.
The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
  Interest Rate Changes.
Interest rate increases can cause the price of a debt or money market security to decrease.
  Income Risk.
A low or negative interest rate environment can adversely affect an underlying fund's yield.
  Prepayment.
The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes.
The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.
  Leverage Risk.
Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.
  Investing in ETFs.
ETFs may trade in the secondary market at prices below the value of their underlying portfolios and may not be liquid. ETFs that track an index are subject to tracking error and may be unable to sell poorly performing assets that are included in their index or other benchmark.
  Quantitative Investing.
Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors' historical trends.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency .   You could lose money by investing in the fund.
Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate.
Performance
The following information is intended to help you understand the risks of investing in the fund.
The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and a hypothetical composite of market indexes over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.
Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

2018	2019	2020	2021	2022
1.50%	2.10%	1.31%	0.24%	- 0.09%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	1.02%	December 31, 2022
Lowest Quarter Return	- 0.99%	March 31, 2022
Year-to-Date Return	1.48%	June 30, 2023

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.
For the periods ended December 31, 2022	Past 1 year	Past 5 years	Life of fund A
Strategic Advisers® Tax-Sensitive Short Duration Fund
Return Before Taxes	- 0.09%	1.01%	1.01%
Return After Taxes on Distributions	- 0.13%	0.97%	0.97%
Return After Taxes on Distributions and Sale of Fund Shares	0.36%	1.02%	1.02%
Bloomberg Municipal Bond 1 Year (1-2 Y) Index (reflects no deduction for fees, expenses, or taxes)	- 1.13%	1.02%	1.02%
Strategic Advisers Tax Sensitive Short Duration Composite Index (reflects no deduction for fees, expenses, or taxes)	0.58%	1.00%	1.00%

A From December 28, 2017 .

Investment Adviser
Strategic Advisers (the Adviser) is the fund's manager. Allspring Global Investments, LLC, FIAM LLC, and T. Rowe Price Associates, Inc. have been retained to serve as sub-advisers for the fund.
FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan) have been retained to serve as sub-subadvisers for the fund.
The Adviser may change a sub-adviser's asset allocation at any time, including allocating no assets to, or terminating the sub-advisory contract with, a sub-adviser.
Portfolio Manager(s)
Chris Heavey (Lead Portfolio Manager) has managed the fund since 2017.
Jonathan Duggan (Co-Portfolio Manager) has managed the fund since 2019.
Purchase and Sale of Shares
The fund is not available for sale to the general public.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.
The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.
The fund is open for business each day the New York Stock Exchange (NYSE) is open.
There is no purchase minimum for fund shares.
Tax Information
The fund pays dividends that are exempt from federal income tax derived from its investments in municipal money market securities and municipal debt securities. Income exempt from federal income tax may be subject to state or local tax, or to the federal alternative minimum tax. In connection with its "tax-sensitive" strategy, or for liquidity purposes, the fund may make investments that are subject to federal and state income taxes. You may also receive taxable distributions attributable to the fund's sale of municipal bonds.
Payments to Broker-Dealers and Other Financial Intermediaries
The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics
Investment Details

Investment Objective
Strategic Advisers® Tax-Sensitive Short Duration Fund seeks to provide a high level of after-tax income consistent with preservation of capital.
Principal Investment Strategies
The Adviser normally invests the fund's assets primarily in U.S. dollar-denominated municipal money market securities and high quality investment-grade municipal debt securities whose interest is exempt from federal income tax (the "municipal strategy"). The Adviser may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax. Additionally, the fund may invest in taxable money market securities when after-tax yields are viewed as advantageous (together with the municipal strategy, the "tax-sensitive" strategy).
In addition, the fund normally maintains a dollar-weighted average maturity of three years or less. As of May 31, 2023, the fund's dollar-weighted average maturity was approximately 1.2 years and the index's dollar-weighted average maturity was approximately 0.4 years. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.
The Adviser allocates the fund's assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector or maturity.
The Adviser may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities.
The fund may engage in transactions that have a leveraging effect, including investments in derivatives, regardless of whether it may own the asset, instrument, or components of the index underlying the derivative, and forward-settling securities. The fund may invest a significant portion of its assets in these types of investments. The fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, and futures contracts (both long and short positions) on securities and indexes. The fund may engage in these transactions to increase or decrease its exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index.
The Adviser may also invest the fund's assets in lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).
The fund implements its investment strategies by investing directly in securities through one or more sub-advisers or indirectly in securities through one or more underlying funds, which in turn invest directly in securities.
The Adviser may allocate the fund's assets among any number of underlying funds or sub-advisers at any time. The Adviser may adjust allocations among underlying funds or sub-advisers from time to time, including making no allocation at all to one or more sub-advisers.
The Adviser allocates the fund's assets among underlying funds and sub-advisers with reference to the interest rate risk of the composite benchmark consisting of Bloomberg Municipal Bond 1 Year (1-2 Y) Index (25%) and the iMoneyNet SM; All Tax-Free National Retail Money Market Funds Average (75%).
The Adviser pursues a disciplined, benchmark-driven approach to portfolio construction, and monitors and adjusts allocations to underlying funds and sub-advisers as necessary to favor those underlying funds and sub-advisers that the Adviser believes will provide the most favorable outlook for achieving the fund's investment objective.
When determining how to allocate the fund's assets among sub-advisers and underlying funds, the Adviser uses proprietary fundamental and quantitative research, considering factors including, but not limited to, performance in different market environments, manager experience and investment style, management company infrastructure, costs, asset size, and portfolio turnover.
The fund may invest in affiliated fixed-income funds ( i.e., Fidelity ®   funds, including mutual funds and ETFs), non-affiliated fixed-income funds that participate in Fidelity's FundsNetwork ®   and in non-affiliated ETFs. Underlying funds include both funds managed by Fidelity Management & Research Company LLC (FMR) (an affiliated company that, together with the Adviser, is part of Fidelity Investments) or an affiliate and funds managed by investment advisers other than Fidelity. Fidelity may receive service fees that typically are at an annual rate of up to 0.40% of a non-affiliated underlying fund's average daily net assets attributable to purchases through Fidelity's FundsNetwork ® , though such fees may be higher or lower, or may be charged as transaction and/or account fees. In addition, the fund may invest in ETFs in transactions not occurring through Fidelity's FundsNetwork ® .
The Adviser generally identifies fixed-income funds by reference to a fund's name, policies, or classification by a third-party ranking or ratings organization. In identifying short-term fixed-income funds, the Adviser generally refers to a fixed-income fund's most recent publicly disclosed dollar-weighted average maturity.
The Adviser may actively adjust the allocation of the fund's assets at any time. For current information on fund holdings, please call 1-800-544-3455 or visit Fidelity's web site at www.fidelity.com. For information on the underlying funds, see the underlying funds' prospectuses. A copy of any underlying Fidelity ®   fund's prospectus is available at www.fidelity.com or institutional.fidelity.com. For a copy of any other underlying fund's prospectus, visit the web site of the company that manages or sponsors that underlying fund.
It is not possible to predict the extent to which the fund's assets will be invested by a particular sub-adviser at any given time and one or more sub-advisers may not be managing any assets for the fund at any given time.
To select investments, a sub-adviser may analyze the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, a sub-adviser may consider, among other things, the market's overall risk characteristics, the market's current pricing of those risks, and internal views of potential future market conditions.
The fund's initial shareholder approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements, subject to conditions of an exemptive order that has been granted by the SEC (Exemptive Order). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. Subject to oversight by the Board of Trustees, the Adviser has the ultimate responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.
Description of Principal Security Types
In addition to investing in underlying funds, the fund may invest directly in the following principal security types:
Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds, municipal money market securities, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.
Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Money market securities include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper, and U.S. Government securities. Certain issuers of U.S. Government securities, including Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury.
Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.
Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include futures, options, forwards, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of an index, security, or other instrument or investment) and credit default swaps (buying or selling credit default protection).
Forward-settling securities   involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. Payment and delivery take place after the customary settlement period.
Principal Investment Risks
Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund's performance. The fund's share price changes daily based on the performance of the underlying funds and securities in which it invests and on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of underlying funds and securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that underlying fund or issuer.
If the Adviser's or a sub-adviser's allocation strategies do not work as intended, the fund may not achieve its objective. A portfolio manager's evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions.
When your shares are sold they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.
The following factors can significantly affect the fund's performance:
Multiple Sub-Adviser Risk . Because each sub-adviser manages its allocated portion, if any, independently from another sub-adviser, it is possible that the sub-advisers' security selection processes may not complement one another. As a result, the fund's aggregate exposure to a particular industry or group of industries, or to a single issuer, could unintentionally be larger or smaller than intended. Because each sub-adviser directs the trading for its own portion, if any, of the fund, and does not aggregate its transactions with those of the other sub-advisers, the fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire fund.
Investing in Other Funds. Regulatory restrictions may limit the amount that one fund can invest in another, and in certain cases further limit investments to the extent a fund's shares are already held by the Adviser or its affiliates. The fund bears all risks of investment strategies employed by the underlying funds. The fund does not control the investments of the underlying funds, which may have different investment objectives and may engage in investment strategies that the fund would not engage in directly. Aggregation of underlying fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase volatility. Some of the underlying funds in which the fund invests are managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of an underlying fund's index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the performance of these underlying passively managed funds could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. In addition, errors in the construction or calculation of the index tracked by an underlying passively managed fund may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on the performance of the underlying fund and its shareholders.
Municipal Market Volatility.   Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, and utilities, conditions in those sectors can affect the overall municipal market. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market, and market conditions may directly impact the liquidity and valuation of municipal securities.
Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities. In market environments where interest rates are rising, issuers may be less willing or able to make principal and/or interest payments on securities when due. Although the transition process away from certain benchmark rates, including London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another), has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain and may adversely impact a fund's performance.
Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.
Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) and certain types of other securities tend to be particularly sensitive to these changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service (IRS) determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.
Generally, the fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. Neither the Adviser nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax- free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. For certain types of structured securities, the tax status of the pass- through of tax- free income may also be based on the federal tax treatment of the structure.
Leverage Risk. Derivatives and forward-settling securities involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Forward-settling securities also involve the risk that a security will not be issued, delivered, or paid for when anticipated. Government legislation or regulation could affect the use of these transactions and could limit a fund's ability to pursue its investment strategies.
Investing in ETFs. ETFs may trade in the secondary market ( e.g. , on a stock exchange) at prices below the value of their underlying portfolios and may not be liquid. An ETF that is not actively managed cannot sell poorly performing stocks or other assets as long as they are represented in its index or other benchmark. ETFs that track an index are subject to tracking error risk (the risk of errors in matching the ETF's underlying assets to its index or other benchmark).
Quantitative Investing. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security's value. In addition, factors that affect a security's value can change over time and these changes may not be reflected in the quantitative model.
Income Risk . An underlying fund's income, or yield, is based on short-term interest rates, which can fluctuate significantly over short periods. A low or negative interest rate environment can adversely affect an underlying fund's yield and, depending on its duration and severity, could prevent the underlying fund from providing a positive yield. In addition, an underlying fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. From time to time, the underlying fund's adviser may reimburse expenses or waive fees for a class of an underlying fund in order to avoid a negative yield, but there is no guarantee that the class or fund will be able to avoid a negative yield.
In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance, and the fund could distribute income subject to federal income tax.
Strategic Advisers ® Tax-Sensitive Short Duration Fund reserves the right to invest without limitation in investment-grade money market or short- term debt instruments, to hold a substantial amount of uninvested cash, or to invest in federally taxable obligations to a greater extent than normally contemplated by the fund's "tax-sensitive" strategy for temporary, defensive purposes.
Other Investment Strategies
In addition, the fund may have indirect exposure to derivatives through its investments in underlying funds.

Non-Fundamental Investment Policies
The fund's investment objective is non-fundamental and may be changed without shareholder approval.

Valuing Shares

The fund is open for business each day the NYSE is open.
The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV.
NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the SEC.
To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.
Shares of underlying funds (other than ETFs) are valued at their respective NAVs. NAV is calculated using the values of the underlying funds in which the fund invests. For an explanation of the circumstances under which the underlying funds will use fair value pricing and the effects of using fair value pricing, see the underlying funds' prospectuses and Statements of Additional Information (SAIs). Other assets (including securities issued by ETFs) are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.
Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets, if applicable, present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.
Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information
Additional Information about the Purchase and Sale of Shares

NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.
As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.
General Information
Shares can be purchased only through certain discretionary investment programs offered by the Adviser or its affiliates. If you are not currently a client of a Fidelity discretionary investment program, please call 1-800-544-3455 (9:00 a.m. - 6:00 p.m. Eastern time, Monday through Friday) for more information. Additional fees apply for discretionary investment programs. For more information on these fees, please refer to the "Buying and Selling Information" section of the SAI.
The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders.
Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.
Because investments in the fund can only be made by the Adviser or an affiliate on behalf of its clients, the potential for excessive or short-term disruptive purchases and sales is reduced. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive trading of fund shares and the fund accommodates frequent trading.
The fund does not place a limit on purchases or sales of fund shares by the Adviser or its affiliates. The fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, the fund reserves the right to impose restrictions on disruptive, excessive, or short-term trading.
Buying Shares
Eligibility
Shares are generally available only to investors residing in the United States.
Shares are available only to certain discretionary investment programs offered by the Adviser or its affiliates.
There is no minimum balance or purchase minimum for fund shares.
Price to Buy
The price to buy one share is its NAV. Shares are sold without a sales charge.
Shares will be bought at the NAV next calculated after an order is received in proper form.
Provided the fund receives an order to buy shares in proper form before the close of business, the fund may place an order to buy shares of an underlying Fidelity ® fund after the close of business, pursuant to a pre-determined allocation, and receive that day's NAV.
The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.
Selling Shares
The price to sell one share is its NAV.
Shares will be sold at the NAV next calculated after an order is received in proper form.
Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.
Provided the fund receives an order to sell shares in proper form before the close of business, the fund may place an order to sell shares of an underlying Fidelity ® fund after the close of business, pursuant to a pre-determined allocation, and receive that day's NAV.
See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.
Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
Redemption proceeds may be paid in underlying fund shares, securities, or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.
Policies Concerning the Redemption of Fund Shares
Shares of the fund are only available to certain discretionary investment programs offered by the Adviser or its affiliates.
If your account is held directly with a fund , the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity ® money market fund that are used to buy shares of another Fidelity ® fund are settled simultaneously.
If your account is held through an intermediary , the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.
As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.
Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity ® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.
In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.
When your relationship with your managed account provider is terminated, your shares may be sold at the discretion of the managed account provider at the NAV next calculated after the sell order is placed, in which case the redemption proceeds will remain in your account pending your instruction.
Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.
The fund normally declares dividends and pays capital gain distributions per the tables below:
Fund Name	Dividends Paid
Strategic Advisers® Tax-Sensitive Short Duration Fund	Declares daily and pays monthly
Fund Name	Capital Gains Paid
Strategic Advisers® Tax-Sensitive Short Duration Fund	July, December
Distribution Options
Any dividends and capital gain distributions may be reinvested in additional shares or paid in cash.
Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you.
Taxes on Distributions
The fund pays dividends that are exempt from federal income tax derived from its investments in municipal money market securities and municipal debt securities. Income exempt from federal income tax may be subject to state or local tax or to the federal alternative minimum tax. In connection with its "tax-sensitive" strategy, a portion of the dividends you receive may be subject to federal and state income taxes. You may also receive taxable distributions attributable to the fund's sale of municipal bonds.
For federal tax purposes, certain distributions, including distributions of short-term capital gains and gains on the sale of bonds characterized as market discount, are taxable to you as ordinary income, while certain distributions of long-term capital gains are taxable to you generally as capital gains.
If the Adviser buys shares on your behalf when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.
Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.
Taxes on Transactions
Your redemptions may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.
Fund Services
Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.
The fund employs a multi-manager and a fund of funds investment structure. The Adviser may allocate the fund's assets among any number of sub-advisers or underlying funds. The Adviser may adjust allocations among underlying funds or sub-advisers from time to time, including making no allocation to, or terminating the sub-advisory contract with, a sub-adviser.
Adviser
Strategic Advisers LLC.   The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.
As of December 31, 2022, the Adviser had approximately $632.6 billion in discretionary assets under management, and approximately $3.9 trillion when combined with all of its affiliates' assets under management.
As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.
Sub-Adviser(s)
Allspring Global Investments, LLC (Allspring Investments) , at 1415 Vantage Park Drive, Charlotte, North Carolina, 28203, has been retained to serve as a sub-adviser for the fund. As of March 31, 2023, Allspring Investments had approximately $372.5 billion in assets under management.
FIAM LLC (FIAM) , at 900 Salem Street, Smithfield, Rhode Island 02917, has been retained to serve as a sub-adviser for the fund. FIAM is an affiliate of Strategic Advisers. As of December 31, 2022, FIAM had approximately $152.3 billion in discretionary assets under management.
Other investment advisers have been retained to assist FIAM with foreign investments:
  FMR UK, at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, has been retained to serve as a sub-subadviser for the fund. As of December 31, 2022, FMR UK had approximately $14.7 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of both FIAM and the Adviser.
  FMR H.K., at Floor 19, 41 Connaught Road Central, Hong Kong, has been retained to serve as a sub-subadviser for the fund. As of December 31, 2022, FMR H.K. had approximately $21.4 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of both FIAM and the Adviser.
  FMR Japan, at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, has been retained to serve as a sub-subadviser for the fund. As of March 31, 2023, FMR Japan had approximately $2.9 billion in discretionary assets under management. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of both FIAM and the Adviser.
T. Rowe Price Associates, Inc. (T. Rowe Price) , at 100 East Pratt Street, Baltimore, Maryland 21202, has been retained to serve as a sub-adviser for the fund. As of March 31, 2023, T. Rowe Price had approximately $1.34 trillion in assets under management.
Portfolio Manager(s)
Chris Heavey is Lead Portfolio Manager of Strategic Advisers ® Tax-Sensitive Short Duration Fund, which he has managed since 2017. He also manages other funds. Since joining Fidelity Investments in 1998, Mr. Heavey has worked as a senior research analyst and portfolio manager.
Jonathan Duggan is Co-Portfolio Manager of Strategic Advisers ® Tax-Sensitive Short Duration Fund, which he has managed since 2019. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Duggan has worked as team leader of fixed income research and portfolio manager.
The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).
From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
Advisory Fee(s)
The fund pays a management fee to the Adviser.
The management fee is calculated and paid to the Adviser every month.
The fund's management fee is calculated by adding the annual rate of 0.25% of the fund's average daily net assets throughout the month plus the total fees payable monthly to the fund's sub-advisers, if any, pursuant to the applicable investment sub-advisory agreement(s).
Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.
The fund's maximum aggregate annual management fee will not exceed 0.55% of the fund's average daily net assets.
The Adviser has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the fund's average daily net assets through September 30, 2025.
The management fee paid, as a percentage of a fund's average net assets, for the fiscal year ended May 31, 2023, is shown in the following table:
Fund	Management Fee Rate
Strategic Advisers® Tax-Sensitive Short Duration Fund	0.07%*

*After waiver and/or reimbursement
In return for the services of the fund's sub-advisers, the Adviser will pay each of the fund's sub-advisers the fee (as described above) payable to that sub-adviser.
FIAM, in turn, will pay FMR H.K., FMR Japan, and FMR UK for providing sub-subadvisory services.
The basis for the Board of Trustees approving the management contract, sub-advisory agreements, and sub-subadvisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended November 30, 2022, and will be included in the fund's semi-annual report for the fiscal period ended November 30, 2023, when available.
Fund Distribution

FDC distributes the fund's shares.
Distribution and Service Plan(s)
The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.
Affiliates of the Adviser may receive service fees or distribution fees or both with respect to underlying funds that participate in Fidelity's FundsNetwork ® .
If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to, or to buy shares of the fund from, any person to whom it is unlawful to make such offer.

Appendix
Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report(s), along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Strategic Advisers® Tax-Sensitive Short Duration Fund

Years ended May 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$9.92	$10.05	$10.02	$10.03	$9.99
Income from Investment Operations
Net investment income (loss) A,B	.190	.044	.067	.159	.174
Net realized and unrealized gain (loss)	.001 C	(.130)	.034	(.006)	.042
Total from investment operations	.191	(.086)	.101	.153	.216
Distributions from net investment income	(.191)	(.044)	(.070)	(.159)	(.173)
Distributions from net realized gain	-	-	(.001)	(.004)	(.003)
Total distributions	(.191)	(.044)	(.071)	(.163)	(.176)
Net asset value, end of period	$9.92	$9.92	$10.05	$10.02	$10.03
Total Return D,E	1.94%	(.85)%	1.01%	1.53%	2.19%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.32%	.32%	.33%	.34%	.37%
Expenses net of fee waivers, if any	.07%	.07%	.08%	.09%	.12%
Expenses net of all reductions	.07%	.07%	.08%	.09%	.12%
Net investment income (loss)	1.92%	.44%	.66%	1.59%	1.74%
Supplemental Data
Net assets, end of period (000 omitted)	$4,111,702	$4,559,412	$5,389,558	$3,368,491	$3,415,877
Portfolio turnover rate H	80%	53%	86%	81%	57%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Additional Index Information

iMoneyNet SM All Tax-Free National Retail Money Market Funds Average reflects the performance of mutual funds with similar objectives tracked by iMoneyNet, Inc.
Bloomberg Municipal Bond 1 Year (1-2 Y) Index   is a market value-weighted index of investment-grade fixed-rate municipal bonds with maturities between one and two years.
Strategic Advisers Tax Sensitive Short Duration Composite Index SM   is a customized blend of unmanaged indices, weighted as follows: iMoneyNet SM All Tax-Free National Retail Money Market Funds Average - 75% and Bloomberg Municipal Bond 1 Year (1-2Y) Index - 25%.
IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
 For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.
 For investors other than individuals:   When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its Statement of Additional Information (SAI) and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.
For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-3455. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.
The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-21991
Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2023 FMR LLC. All rights reserved.
1.9885901.106	TSS-PRO-0723

Fund /Ticker
Strategic Advisers® Fidelity® Emerging Markets Fund /FGOMX
Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Prospectus
July 29, 2023

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Strategic Advisers® Fidelity® Emerging Markets Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary
Fund:
Strategic Advisers® Fidelity® Emerging Markets Fund
Investment Objective
Strategic Advisers® Fidelity® Emerging Markets Fund seeks capital appreciation.
Fee Table
The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee (fluctuates based on the fund's allocation among underlying funds and sub-advisers)	0.46 % A
Distribution and/or Service (12b-1) fees	None
Other expenses	0.01%
Acquired fund fees and expenses	0.16%
Total annual operating expenses	0.63 % B
Fee waiver and/or expense reimbursement	0.25 % A
Total annual operating expenses after fee waiver and/or expense reimbursement	0.38 % B
A Strategic Advisers LLC (Strategic Advisers) has contractually agreed that the fund's maximum aggregate annual management fee will not exceed 1.20% of the fund's average daily net assets. In addition, Strategic Advisers has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the fund's average daily net assets. This arrangement will remain in effect through September 30, 2025 , and neither Strategic Advisers nor any of its affiliates retain the ability to be repaid with respect to this arrangement. Strategic Advisers may not terminate this arrangement without the approval of the Board of Trustees.
B Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses.
This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$39
3 years	$141
5 years	$291
10 years	$729

Portfolio Turnover

The fund will not incur transaction costs, such as commissions, when it buys and sells shares of affiliated mutual funds but may incur transaction costs when buying or selling non-affiliated funds and other types of securities (including Exchange Traded Funds (ETFs)) directly (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 43 % of the average value of its portfolio.
Principal Investment Strategies
  Normally investing at least 80% of assets in securities of issuers in emerging markets and other investments that are tied economically to emerging markets and in shares of other emerging markets equity funds. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets that the Adviser identifies as having similar emerging markets characteristics.
  Normally investing primarily in equity securities.
  Allocating investments across different emerging markets countries.
  Implementing investment strategies by investing directly in securities through one or more managers (sub-advisers) or indirectly in securities through one or more other funds, referred to as underlying funds, which in turn invest directly in securities (as described below).
  Allocating assets among affiliated emerging markets funds (i.e., Fidelity® funds, including mutual funds and ETFs), non-affiliated ETFs, closed-end funds (collectively, underlying funds), and sub-advisers.
  Allocating assets among underlying funds and sub-advisers to attempt to diversify its portfolio in terms of market capitalization, investment style, and geographic region.
  Allocating assets among sub-advisers and underlying funds using proprietary fundamental and quantitative research, considering factors including, but not limited to, performance in different market environments, manager experience and investment style, management company infrastructure, costs, asset size, and portfolio turnover.
Pursuant to an exemptive order granted by the Securities and Exchange Commission (SEC), Strategic Advisers LLC (Strategic Advisers) is permitted, subject to the approval of the Board of Trustees, to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements. Subject to oversight by the Board of Trustees, Strategic Advisers has the ultimate responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement .
Principal Investment Risks
  Multiple Sub-Adviser Risk.
Separate investment decisions and the resulting purchase and sale activities of the fund's sub-advisers might adversely affect the fund's performance or lead to disadvantageous tax consequences.
  Investing in Other Funds.
Regulatory restrictions may limit the amount that one fund can invest in another, which means that the fund's manager may not be able to invest as much as it wants to in some other funds. The fund bears all risks of investment strategies employed by the underlying funds, including the risk that the underlying funds will not meet their investment objectives. Underlying funds that are passively managed attempt to track the performance of an unmanaged index of securities and as such their performance could be lower than actively managed funds, which may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline. In addition, errors in the construction of the index tracked by an underlying passively managed fund may have an adverse impact on the performance of such underlying fund.
  Stock Market Volatility.
Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign and Emerging Markets Risk.
Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging markets typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors.
Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.
Foreign exchange rates also can be extremely volatile.
  Geographic Exposure.
Social, political, and economic conditions and changes in regulatory, tax, or economic policy in a country or region could significantly affect the market in that country or region.
  Industry Exposure.
Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or group of related industries.
  Issuer-Specific Changes.
The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
The value of securities of smaller issuers can be more volatile than that of larger issuers.
  Investing in ETFs and Closed-End Funds.
ETFs and closed-end funds may trade in the secondary market at prices below the value of their underlying portfolios and may not be liquid. ETFs that track an index are subject to tracking error and may be unable to sell poorly performing assets that are included in their index or other benchmark.
  Quantitative Investing.
Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors' historical trends.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency .   You could lose money by investing in the fund.
Performance
The following information is intended to help you understand the risks of investing in the fund.
The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.
Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

2019	2020	2021	2022
22.26%	22.09%	- 0.24%	- 22.47%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	20.29%	December 31, 2020
Lowest Quarter Return	- 23.11%	March 31, 2020
Year-to-Date Return	7.31%	June 30, 2023

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.
For the periods ended December 31, 2022	Past 1 year	Life of fund A
Strategic Advisers® Fidelity® Emerging Markets Fund
Return Before Taxes	- 22.47%	3.98%
Return After Taxes on Distributions	- 23.00%	3.26%
Return After Taxes on Distributions and Sale of Fund Shares	- 13.09%	3.07%
MSCI Emerging Markets Index (reflects no deduction for fees or expenses)	- 20.07%	2.98%

A From October 30, 2018 .

Investment Adviser
Strategic Advisers (the Adviser) is the fund's manager. FIAM LLC, FIL Investment Advisors, and Geode Capital Management, LLC have been retained to serve as sub-advisers for the fund.
FIL Investment Advisors (UK) Limited (FIA(UK)), FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan) have been retained to serve as sub-subadvisers for the fund.
The Adviser may change a sub-adviser's asset allocation at any time, including allocating no assets to, or terminating the sub-advisory contract with, a sub-adviser.
Portfolio Manager(s)
Wilfred Chilangwa (Co-Portfolio Manager) has managed the fund since 2018.
Antonio Martinez (Co-Portfolio Manager) has managed the fund since 2018.
Purchase and Sale of Shares
The fund is not available for sale to the general public.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.
The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.
The fund is open for business each day the New York Stock Exchange (NYSE) is open.
There is no purchase minimum for fund shares.
Tax Information
Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics
Investment Details

Investment Objective
Strategic Advisers® Fidelity® Emerging Markets Fund seeks capital appreciation.
Principal Investment Strategies
The fund normally invests at least 80% of its assets in securities of issuers in emerging markets and other investments that are tied economically to emerging markets and in shares of other emerging markets equity funds. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets that the Adviser identifies as having similar emerging markets characteristics. Emerging markets tend to have relatively low gross national product per capita compared to the world's major economies and may have the potential for rapid economic growth. The fund normally invests primarily in equity securities.
The fund allocates investments across different emerging markets countries.
The fund implements its investment strategies by investing directly in securities through one or more sub-advisers or indirectly in securities through one or more underlying funds, which in turn invest directly in securities.
The Adviser may allocate the fund's assets among any number of underlying funds or sub-advisers at any time. The Adviser may adjust allocations among underlying funds or sub-advisers from time to time, including making no allocation at all to one or more sub-advisers.
The Adviser allocates the fund's assets among underlying funds and sub-advisers to attempt to diversify the fund's portfolio in terms of market capitalization, investment style, and geographic region.
The Adviser pursues a disciplined, benchmark-driven approach to portfolio construction, and monitors and adjusts allocations to underlying funds and sub-advisers as necessary to favor those underlying funds and sub-advisers that the Adviser believes will provide the most favorable outlook for achieving the fund's investment objective.
When determining how to allocate the fund's assets among sub-advisers and underlying funds, the Adviser uses proprietary fundamental and quantitative research, considering factors including, but not limited to, performance in different market environments, manager experience and investment style, management company infrastructure, costs, asset size, and portfolio turnover.
The fund may invest in affiliated emerging markets funds ( i.e., Fidelity ®   funds, including mutual funds and ETFs), non-affiliated ETFs, and closed-end funds. Underlying Fidelity ®   funds include funds managed by Fidelity Management & Research Company LLC (FMR) (an affiliated company that, together with the Adviser, is part of Fidelity Investments) or an affiliate.
The Adviser generally identifies emerging markets funds by reference to a fund's name, policies, or classification by a third-party ranking or ratings organization. Whether an underlying fund is an emerging markets fund is determined at the time of investment. Investments in funds whose names, policies or classifications change after purchase continue to be considered investments in emerging markets funds for purposes of the 80% policy.
The Adviser may actively adjust the allocation of the fund's assets at any time. For current information on fund holdings, please call 1-800-544-3455 or visit Fidelity's web site at www.fidelity.com. For information on the underlying funds, see the underlying funds' prospectuses. A copy of any underlying Fidelity ®   fund's prospectus is available at www.fidelity.com or institutional.fidelity.com. For a copy of any other underlying fund's prospectus, visit the web site of the company that manages or sponsors that underlying fund.
Common types of investment approaches that a sub-adviser may use in selecting investments for a fund include, but are not limited to, quantitative analysis, fundamental analysis, or a combination of both approaches. Quantitative analysis refers to programmatic models that analyze such factors as growth potential, valuation, liquidity, and investment risk based on data inputs. Fundamental analysis involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.
It is not possible to predict the extent to which the fund's assets will be invested by a particular sub-adviser at any given time and one or more sub-advisers may not be managing any assets for the fund at any given time.
The fund's initial shareholder approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements, subject to conditions of an exemptive order that has been granted by the SEC (Exemptive Order). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. Subject to oversight by the Board of Trustees, the Adviser has the ultimate responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.
Description of Principal Security Types
In addition to investing in underlying funds, the fund may invest directly in the following principal security types:
Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.
Principal Investment Risks
Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund's performance. The fund's share price changes daily based on the performance of the underlying funds and securities in which it invests and on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of underlying funds and securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that underlying fund or issuer.
If the Adviser's or a sub-adviser's allocation strategies do not work as intended, the fund may not achieve its objective. A portfolio manager's evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions.
When your shares are sold they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.
The following factors can significantly affect the fund's performance:
Multiple Sub-Adviser Risk . Because each sub-adviser manages its allocated portion, if any, independently from another sub-adviser, it is possible that the sub-advisers' security selection processes may not complement one another. As a result, the fund's aggregate exposure to a particular industry or group of industries, or to a single issuer, could unintentionally be larger or smaller than intended. Because each sub-adviser directs the trading for its own portion, if any, of the fund, and does not aggregate its transactions with those of the other sub-advisers, the fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire fund.
Investing in Other Funds. Regulatory restrictions may limit the amount that one fund can invest in another, and in certain cases further limit investments to the extent a fund's shares are already held by the Adviser or its affiliates. The fund bears all risks of investment strategies employed by the underlying funds. The fund does not control the investments of the underlying funds, which may have different investment objectives and may engage in investment strategies that the fund would not engage in directly. Aggregation of underlying fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase volatility. Some of the underlying funds in which the fund invests are managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of an underlying fund's index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the performance of these underlying passively managed funds could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. In addition, errors in the construction or calculation of the index tracked by an underlying passively managed fund may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on the performance of the underlying fund and its shareholders.
Stock Market Volatility . The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, "growth" stocks can react differently from "value" stocks, and stocks selected using quantitative or technical analysis can react differently than stocks selected using fundamental analysis. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
Foreign and Emerging Markets Risk.   Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.
Investing in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging markets typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Emerging markets economies can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. All of these factors can make emerging markets securities more volatile and potentially less liquid than securities issued in more developed markets.
Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.
Geographic Exposure. Social, political, and economic conditions and changes in regulatory, tax, or economic policy in a country or region could significantly affect the market in that country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic, currency, or regulatory developments. Similarly, from time to time, the fund or an underlying fund may invest a meaningful portion of its assets in the securities of issuers located in a single country or a limited number of countries. If the fund or an underlying fund invests in this manner, there is a higher risk that social, political, economic, tax (such as a tax on foreign investments or financial transactions), currency, or regulatory developments in those countries may have a significant impact on the fund's or the underlying fund's investment performance.
Industry Exposure. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry or a group of related industries as a whole, and these companies can be sensitive to adverse economic, regulatory, or financial developments.
Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Smaller issuers can have more limited product lines, markets, or financial resources.
Investing in ETFs and Closed-End Funds. ETFs and closed-end funds may trade in the secondary market (e. g., on a stock exchange) at prices below the value of their underlying portfolios and may not be liquid. An ETF that is not actively managed cannot sell poorly performing stocks or other assets as long as they are represented in its index or other benchmark. ETFs that track an index are subject to tracking error risk (the risk of errors in matching the ETF's underlying assets to its index or other benchmark).
Quantitative Investing. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security's value. In addition, factors that affect a security's value can change over time and these changes may not be reflected in the quantitative model.
In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.
Other Investment Strategies
In addition to the principal investment strategies discussed above, the Adviser may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
The fund may also use various techniques, such as buying and selling futures contracts, to increase or decrease its exposure to changing security prices or other factors that affect security values. The fund may also enter into foreign currency forward contracts for hedging purposes. In addition, the fund may have indirect exposure to derivatives through its investments in underlying funds.

Non-Fundamental Investment Policies
The fund's investment objective is non-fundamental and may be changed without shareholder approval.

Shareholder Notice
The following is subject to change only upon 60 days' prior notice to shareholders:
Strategic Advisers® Fidelity® Emerging Markets Fund   normally invests at least 80% of its assets in securities of issuers in emerging markets and other investments that are tied economically to emerging markets and in shares of other emerging markets equity funds.
Country or Geographic Region
  A number of factors are considered in determining whether an investment is tied economically to a particular country or region, including: the source of government guarantees (if any); the primary trading market; the issuer's domicile, sources of revenue, and location of assets; whether the investment is included in an index representative of a particular country or region; and whether the investment is exposed to the economic fortunes and risks of a particular country or region.
Valuing Shares

The fund is open for business each day the NYSE is open.
The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV.
NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the SEC.
To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.
Shares of underlying funds (other than ETFs and closed-end funds) are valued at their respective NAVs. NAV is calculated using the values of the underlying funds in which the fund invests. For an explanation of the circumstances under which the underlying funds will use fair value pricing and the effects of using fair value pricing, see the underlying funds' prospectuses and Statements of Additional Information (SAIs). Other assets (including securities issued by ETFs and closed-end funds) are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost.  If market quotations or official closing prices are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies.  For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies.
Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets, if applicable, present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.
Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information
Additional Information about the Purchase and Sale of Shares

NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.
As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.
General Information
Shares can be purchased only through certain discretionary investment programs offered by the Adviser or its affiliates. If you are not currently a client of a Fidelity discretionary investment program, please call 1-800-544-3455 (9:00 a.m. - 6:00 p.m. Eastern time, Monday through Friday) for more information. Additional fees apply for discretionary investment programs. For more information on these fees, please refer to the "Buying and Selling Information" section of the SAI.
The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders.
Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.
Because investments in the fund can only be made by the Adviser or an affiliate on behalf of its clients, the potential for excessive or short-term disruptive purchases and sales is reduced. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive trading of fund shares and the fund accommodates frequent trading.
The fund does not place a limit on purchases or sales of fund shares by the Adviser or its affiliates. The fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, the fund reserves the right to impose restrictions on disruptive, excessive, or short-term trading.
Buying Shares
Eligibility
Shares are generally available only to investors residing in the United States.
Shares are available only to certain discretionary investment programs offered by the Adviser or its affiliates.
There is no minimum balance or purchase minimum for fund shares.
Price to Buy
The price to buy one share is its NAV. Shares are sold without a sales charge.
Shares will be bought at the NAV next calculated after an order is received in proper form.
Provided the fund receives an order to buy shares in proper form before the close of business, the fund may place an order to buy shares of an underlying Fidelity ® fund after the close of business, pursuant to a pre-determined allocation, and receive that day's NAV.
The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.
Selling Shares
The price to sell one share is its NAV.
Shares will be sold at the NAV next calculated after an order is received in proper form.
Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.
Provided the fund receives an order to sell shares in proper form before the close of business, the fund may place an order to sell shares of an underlying Fidelity ® fund after the close of business, pursuant to a pre-determined allocation, and receive that day's NAV.
See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.
Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
Redemption proceeds may be paid in underlying fund shares, securities, or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.
Policies Concerning the Redemption of Fund Shares
Shares of the fund are only available to certain discretionary investment programs offered by the Adviser or its affiliates.
If your account is held directly with a fund , the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity ® money market fund that are used to buy shares of another Fidelity ® fund are settled simultaneously.
If your account is held through an intermediary , the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.
As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.
Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity ® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.
In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.
When your relationship with your managed account provider is terminated, your shares may be sold at the discretion of the managed account provider at the NAV next calculated after the sell order is placed, in which case the redemption proceeds will remain in your account pending your instruction.
Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.
The fund normally declares dividends and pays capital gain distributions per the tables below:
Fund Name	Dividends Paid
Strategic Advisers® Fidelity® Emerging Markets Fund	July, December
Fund Name	Capital Gains Paid
Strategic Advisers® Fidelity® Emerging Markets Fund	July, December
Distribution Options
Any dividends and capital gain distributions may be reinvested in additional shares or paid in cash.
Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you (for non-retirement accounts).
Taxes on Distributions
Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.
For federal tax purposes, certain distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).
If the Adviser buys shares on your behalf when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.
Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.
Taxes on Transactions
Your redemptions may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.
Fund Services
Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.
The fund employs a multi-manager and a fund of funds investment structure. The Adviser may allocate the fund's assets among any number of sub-advisers or underlying funds. The Adviser may adjust allocations among underlying funds or sub-advisers from time to time, including making no allocation to, or terminating the sub-advisory contract with, a sub-adviser.
Adviser
Strategic Advisers LLC.   The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.
As of December 31, 2022, the Adviser had approximately $632.6 billion in discretionary assets under management, and approximately $3.9 trillion when combined with all of its affiliates' assets under management.
As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.
Sub-Adviser(s)
FIAM LLC (FIAM) , at 900 Salem Street, Smithfield, Rhode Island 02917, has been retained to serve as a sub-adviser for the fund. FIAM is an affiliate of Strategic Advisers. As of December 31, 2022, FIAM had approximately $152.3 billion in discretionary assets under management.
Other investment advisers have been retained to assist FIAM with foreign investments:
  FMR UK, at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, has been retained to serve as a sub-subadviser for the fund. As of December 31, 2022, FMR UK had approximately $14.7 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of both FIAM and the Adviser.
  FMR H.K., at Floor 19, 41 Connaught Road Central, Hong Kong, has been retained to serve as a sub-subadviser for the fund. As of December 31, 2022, FMR H.K. had approximately $21.4 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of both FIAM and the Adviser.
  FMR Japan, at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, has been retained to serve as a sub-subadviser for the fund. As of March 31, 2023, FMR Japan had approximately $2.9 billion in discretionary assets under management. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of both FIAM and the Adviser.
FIL Investment Advisors (FIA) , at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, has been retained to serve as a sub-adviser for the fund. As of December 31, 2022, FIA had approximately $7.0 billion in discretionary assets under management.
Other investment advisers have been retained to assist FIA with foreign investments:
  FIA(UK), at Beech Gate, Millfield Lane, Lower Kingswood, Tadworth, Surrey, KT20 6RP, United Kingdom, has been retained to serve as a sub-subadviser for the fund. As of December 31, 2022, FIA(UK) had approximately $5.6 billion in discretionary assets under management. FIA(UK) may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
Geode Capital Management, LLC (Geode) , at 100 Summer Street, 12th Floor, Boston, Massachusetts 02110, has been retained to serve as a sub-adviser for the fund. As of December 31, 2022, Geode had approximately $803.4 billion in discretionary assets under management.
Portfolio Manager(s)
Wilfred Chilangwa is Co-Portfolio Manager of Strategic Advisers ® Fidelity ® Emerging Markets Fund, which he has managed since 2018. He also manages other funds. Since joining Fidelity Investments in 1997, Mr. Chilangwa has worked as a senior fund analyst, an international strategist, and portfolio manager.
Antonio Martinez is Co-Portfolio Manager of Strategic Advisers ® Fidelity ® Emerging Markets Fund, which he has managed since 2018. Since joining Fidelity Investments in 2001, Mr. Martinez has worked as research analyst and portfolio manager.
The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).
From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
Advisory Fee(s)
The fund pays a management fee to the Adviser.
The management fee is calculated and paid to the Adviser every month.
The fund's management fee is calculated by adding the annual rate of 0.25% of the fund's average daily net assets throughout the month plus the total fees payable monthly to the fund's sub-advisers, if any, pursuant to the applicable investment sub-advisory agreement(s).
Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.
The fund's maximum aggregate annual management fee will not exceed 1.20% of the fund's average daily net assets.
The Adviser has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the fund's average daily net assets through September 30, 2025.
The management fee paid, as a percentage of a fund's average net assets, for the fiscal year ended May 31, 2023, is shown in the following table:
Fund	Management Fee Rate
Strategic Advisers® Fidelity® Emerging Markets Fund	0.21%*

*After waiver and/or reimbursement
In return for the services of the fund's sub-advisers, the Adviser will pay each of the fund's sub-advisers the fee (as described above) payable to that sub-adviser.
FIAM, in turn, will pay FMR H.K., FMR Japan, and FMR UK for providing sub-subadvisory services.
FIA, in turn, will pay FIA(UK) for providing sub-subadvisory services.
The basis for the Board of Trustees approving the management contract, sub-advisory agreements, and sub-subadvisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended November 30, 2022 and in the fund's annual report for the fiscal period ended May 31, 2023.
Fund Distribution

FDC distributes the fund's shares.
Distribution and Service Plan(s)
The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.
If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to, or to buy shares of the fund from, any person to whom it is unlawful to make such offer.

Appendix
Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report(s), along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Strategic Advisers® Fidelity® Emerging Markets Fund

Years ended May 31,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$11.81	$15.70	$10.32	$10.71	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.29	.26	.15	.26 D	.18
Net realized and unrealized gain (loss)	(1.03)	(3.50)	5.34	(.39)	.67
Total from investment operations	(.74)	(3.24)	5.49	(.13)	.85
Distributions from net investment income	(.26)	(.24)	(.11)	(.26)	(.14)
Distributions from net realized gain	-	(.40)	-	-	-
Total distributions	(.26)	(.65) E	(.11)	(.26)	(.14)
Net asset value, end of period	$10.81	$11.81	$15.70	$10.32	$10.71
Total Return F,G	(6.28)%	(21.40)%	53.25%	(1.58)%	8.63%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.47%	.50%	.51%	.49%	.57% J
Expenses net of fee waivers, if any	.22%	.25%	.25%	.24%	.32% J
Expenses net of all reductions	.22%	.25%	.24%	.23%	.31% J
Net investment income (loss)	2.72%	1.89%	1.05%	2.35% D	2.82% J
Supplemental Data
Net assets, end of period (000 omitted)	$8,379,733	$8,996,224	$7,503,942	$2,976,388	$1,943,853
Portfolio turnover rate K	43%	29%	47%	49%	125% J

A For the period October 30, 2018 (commencement of operations) through May 31, 2019.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.80%.

E Total distributions per share do not sum due to rounding.

F Total returns for periods of less than one year are not annualized.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Annualized.

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Additional Index Information

MSCI Emerging Markets Index is a market capitalization-weighted index that is designed to measure the investable equity market performance for global investors in emerging markets. Index returns are adjusted for tax withholding rates applicable to U.S. based mutual funds organized as Massachusetts business trusts.
IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
 For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.
 For investors other than individuals:   When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its Statement of Additional Information (SAI) and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.
For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-3455. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.
The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-21991
Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2023 FMR LLC. All rights reserved.
1.9890704.105	STE-PRO-0723
Fund	Ticker
Strategic Advisers® Short Duration Fund	FAUDX

Fund of Fidelity Rutland Square Trust II

STATEMENT OF ADDITIONAL INFORMATION

July 29, 2023

Offered exclusively to certain clients of Strategic Advisers LLC (Strategic Advisers) or its affiliates - not available for sale to the general public.
This Statement of Additional Information (SAI) is not a prospectus. Portions of the fund's annual report are incorporated herein. The annual report(s) are supplied with this SAI.
To obtain a free additional copy of a prospectus or SAI, dated July 29, 2023, or an annual report, please call Fidelity at 1-800-544-3455 or visit Fidelity's web site at www.fidelity.com.
For more information on any Fidelity ® fund, including charges and expenses, call Fidelity at the number indicated above for a free prospectus. Read it carefully before investing or sending money.
245 Summer Street, Boston, MA 02210
ASD-PTB-0723
1.934455.114

INVESTMENT POLICIES AND LIMITATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING AND SELLING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACT
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT AGREEMENTS
SECURITIES LENDING
DESCRIPTION OF THE TRUST
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information (SAI) are not fundamental and may be changed without shareholder approval.
The following are the fund's fundamental investment limitations set forth in their entirety.
Diversification
The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.
Senior Securities
The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.
Borrowing
The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.
Underwriting
The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.
Concentration
The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry (provided that investments in other investment companies shall not be considered an investment in any particular industry for purposes of this investment limitation).
For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Strategic Advisers LLC (Strategic Advisers) looks through to the U.S. Government securities.
For purposes of the fund's concentration limitation discussed above, Strategic Advisers or an affiliate may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by Strategic Advisers does not assign a classification.
Real Estate
The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).
Commodities
The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).
Loans
The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.
The acquisitions of loans and loan participations excluded from the fund's lending limitation discussed above are only those loans and loan participations considered securities within the meaning of the 1940 Act.

The following investment limitations are not fundamental and may be changed without shareholder approval.
Short Sales
The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, except for sales of to be announced (TBA) securities, and provided that transactions in futures contracts, options, and swaps are not deemed to constitute selling securities short.
Margin Purchases
The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
Borrowing
The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which Strategic Advisers or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).
Illiquid Securities
The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.
To the extent that the fund acquires the shares of an underlying fund in accordance with Section 12(d)(1)(F) of the 1940 Act, the underlying fund is not obligated to redeem its shares in an amount exceeding 1% of its shares outstanding during any period of less than 30 days. Those underlying fund shares will not be treated as illiquid securities for purposes of the fund's illiquid securities limitation described above to the extent that the fund is able to dispose of such securities by distributing them in kind to redeeming shareholders. (See "Investment Policies and Limitations - Securities of Other Investment Companies.")
Loans
The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which Strategic Advisers or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

In addition to the fund's fundamental and non-fundamental investment limitations discussed above:
In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
Notwithstanding the foregoing investment limitations, the underlying funds in which the fund may invest have adopted certain investment limitations that may be more or less restrictive than those listed above, thereby permitting the fund to engage indirectly in investment strategies that are prohibited under the investment limitations listed above. The investment limitations of each underlying fund are set forth in its registration statement.
In accordance with its investment program as set forth in the prospectus, the fund may invest more than 25% of its assets in any one underlying Fidelity ® fund. Although the fund does not intend to concentrate its investments in a particular industry, the fund may indirectly concentrate in a particular industry or group of industries through its investments in one or more underlying funds.

The following pages contain more detailed information about types of instruments in which the fund may invest, techniques the fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. The fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, the fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.
Strategic Advisers® Short Duration Fund may have exposure to instruments, techniques, and risks either directly or indirectly through an investment in an underlying fund. An underlying fund may invest in the same or other types of instruments and its adviser may employ the same or other types of techniques. Strategic Advisers® Short Duration Fund's performance will be affected by the instruments, techniques, and risks associated with an underlying fund, in proportion to the amount of assets that the fund allocates to that underlying fund.
On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "a fund" or "the fund" may relate to Strategic Advisers® Short Duration Fund or an underlying fund, and references to "an adviser" or "the adviser" may relate to Strategic Advisers (or its affiliates) or a sub-adviser of Strategic Advisers® Short Duration Fund, or an adviser of an underlying fund.
Asset-Backed Securities represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.
Collateralized Loan Obligations (CLO) are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses. For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO trust typically have higher ratings and lower yields than their underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by a fund as illiquid securities, however an active dealer market may exist allowing them to qualify for Rule 144A transactions.
Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity ® funds and other advisory clients only) shares of Fidelity ® Central funds. Generally, these securities offer less potential for gains than other types of securities.
Commodity Futures Trading Commission (CFTC) Notice of Exclusion. The Adviser, on behalf of the Fidelity® fund to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. As of the date of this SAI, the adviser does not expect to register as a CPO of the fund. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.
Disruption to Financial Markets and Related Government Intervention. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of events such as the 2008 economic downturn led the U.S. Government and other governments to take a number of then-unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments in unpredictable ways.
Similarly, widespread disease including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent a fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact a fund's ability to achieve its investment objective, and (iii) may exacerbate the risks discussed elsewhere in a fund's registration statement, including political, social, and economic risks.
The value of a fund's portfolio is also generally subject to the risk of future local, national, or global economic or natural disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it remains uncertain that the U.S. Government or foreign governments will intervene in response to current or future market disturbances and the effect of any such future intervention cannot be predicted.
Dollar-Weighted Average Maturity is derived by multiplying the value of each security by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
Under certain circumstances, a fund may invest in nominally long-term securities that have maturity-shortening features of shorter-term securities, and the maturities of these securities may be deemed to be earlier than their ultimate maturity dates by virtue of an existing demand feature or an adjustable interest rate. Under other circumstances, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. The maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.
Duration is a measure of a bond's price sensitivity to a change in its yield. For example, if a bond has a 5-year duration and its yield rises 1%, the bond's value is likely to fall about 5%. Similarly, if a bond fund has a 5-year average duration and the yield on each of the bonds held by the fund rises 1%, the fund's value is likely to fall about 5%. For funds with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance will likely differ from the example.
Exchange Traded Funds (ETFs) are shares of other investment companies, commodity pools, or other entities that are traded on an exchange. Assets underlying the ETF shares may consist of stocks, bonds, commodities, or other instruments, depending on an ETF's investment objective and strategies. An ETF may seek to replicate the performance of a specific index or may be actively managed.
Typically, shares of an ETF that tracks an index are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called "short ETFs" or "bear ETFs"), ETF shares are expected to increase in value as the value of the underlying benchmark decreases. Inverse ETFs seek to deliver the opposite of the performance of the benchmark they track and are often marketed as a way for investors to profit from, or at least hedge their exposure to, downward moving markets. Investments in inverse ETFs are similar to holding short positions in the underlying benchmark.
ETF shares are redeemable only in large blocks of shares often called "creation units" by persons other than a fund, and are redeemed principally in-kind at each day's next calculated net asset value per share (NAV). ETFs typically incur fees that are separate from those fees incurred directly by a fund. A fund's purchase of ETFs results in the layering of expenses, such that the fund would indirectly bear a proportionate share of any ETF's operating expenses. Further, while traditional investment companies are continuously offered at NAV, ETFs are traded in the secondary market (e.g., on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios.
Some of the risks of investing in an ETF that tracks an index are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF's underlying assets to the index or other benchmark); and the risk that because an ETF that tracks an index is not actively managed, it cannot sell stocks or other assets as long as they are represented in the index or other benchmark. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAV and the risk that the ETFs may not be liquid. ETFs also may be leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns (or decline, in the case of inverse ETFs) of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged and inverse ETFs "reset" daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged and inverse ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.
Exchange Traded Notes (ETNs) are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines aspects of both bonds and ETFs. An ETN's returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs typically do not make periodic interest payments and principal typically is not protected.
ETNs also incur certain expenses not incurred by their applicable index. The market value of an ETN is determined by supply and demand, the current performance of the index or other reference asset, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their intraday indicative value. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN's share trades at a premium or discount to its NAV. Some ETNs that use leverage in an effort to amplify the returns of an underlying index or other reference asset can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.
Exposure to Foreign and Emerging Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.
Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, a fund's adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.
Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
Successful use of currency management strategies will depend on an adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as an adviser anticipates. For example, if a currency's value rose at a time when a fund had hedged its position by selling that currency in exchange for dollars, the fund would not participate in the currency's appreciation. If a fund hedges currency exposure through proxy hedges, the fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if a fund increases its exposure to a foreign currency and that currency's value declines, the fund will realize a loss. Foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that a fund's hedging strategies will be ineffective. Moreover, it is impossible to precisely forecast the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expenses of such transaction), if an adviser's predictions regarding the movement of foreign currency or securities markets prove inaccurate.
A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. There is no assurance that an adviser's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.
Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the fund to reduce foreign currency risk using such options.
Funds of Funds and Other Large Shareholders. Certain Fidelity ® funds and accounts (including funds of funds) invest in other funds ("underlying funds") and, as a result, may at times have substantial investments in one or more underlying funds.
An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund's shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund's shares.
When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity ® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time.
Fund's Rights as an Investor. Fidelity ® funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. A fund's proxy voting guidelines are included in its SAI.
Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.
The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.
Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). In addition, some currently available futures contracts are based on the Secured Overnight Financing Rate (SOFR) and other interest rates. Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant, when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's NAV. The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the futures commission merchant of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the futures commission merchant's other customers, potentially resulting in losses to the fund.
Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.
There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.
Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.
Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.
Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.
Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or over-the-counter (OTC). The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.
The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to a futures commission merchant as described above for futures contracts.
If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in price increases and, if a call writer does not hold the underlying instrument, a call writer's loss is theoretically unlimited.
Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.
There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value.
Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.
Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."
Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.
Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.
Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), asset swaps (e.g., where parties combine the purchase or sale of a bond with an interest rate swap), total return swaps, and credit default swaps. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member futures commission merchant may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. However, regulators have adopted rules imposing certain margin requirements, including minimums, on certain uncleared swaps which could reduce the distinction.
A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.
In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.
Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which a fund is the protection seller, the fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the fund by the credit default protection buyer. Any loss would be offset by the premium payments the fund receives as the seller of credit default protection.
If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity ® fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. This risk for cleared swaps is generally lower than for uncleared swaps since the counterparty is a clearinghouse, but there can be no assurance that a clearinghouse or its members will satisfy its obligations. Although there can be no assurance that a fund will be able to do so, a fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. A fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.
A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.
Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.
Hybrid and Preferred Securities. A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.
The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.
Illiquid Investments means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund. Illiquid securities may include (1) repurchase agreements maturing in more than seven days without demand/redemption features, (2) OTC options and certain other derivatives, (3) private placements, (4) securities traded on markets and exchanges with structural constraints, and (5) loan participations.
Under the supervision of the Board of Trustees, a Fidelity ® fund's adviser classifies the liquidity of a fund's investments and monitors the extent of a fund's illiquid investments.
Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.
Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment's liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund's investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.
Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has, at times, grown rapidly. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.
A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.
One rating service has, in the past, lowered its long-term sovereign credit rating on the United States. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by a rating service's decision to downgrade the long-term sovereign credit rating of the United States.
Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.
Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.
Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.
The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
Insolvency of Issuers, Counterparties, and Intermediaries. Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.
As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.
If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.
Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), a Fidelity ® fund may lend money to, and borrow money from, other funds advised by Fidelity Management & Research Company LLC (FMR) or its affiliates. A Fidelity ® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity ® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity ® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.
Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand. A fund may acquire loans by buying an assignment of all or a portion of the loan from a lender or by purchasing a loan participation from a lender or other purchaser of a participation.
Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Different types of assets may be used as collateral for a fund's loans and there can be no assurance that a fund will correctly evaluate the value of the assets collateralizing the fund's loans. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In any restructuring or bankruptcy proceedings relating to a borrower funded by a fund, a fund may be required to accept collateral with less value than the amount of the loan made by the fund to the borrower. Direct indebtedness of foreign countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Loans and other types of direct indebtedness (which a fund may originate, acquire or otherwise gain exposure to) may not be readily marketable and may be subject to restrictions on resale. Some indebtedness may be difficult to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a fund's net asset value than if that value were based on readily available market quotations, and could result in significant variations in a fund's daily share price. Some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.
Direct lending and investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the lender/purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In the event of a default by the borrower, a fund may have difficulty disposing of the assets used as collateral for a loan. In addition, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest. Direct loans are typically not administered by an underwriter or agent bank. The terms of direct loans are negotiated with borrowers in private transactions. Direct loans are not publicly traded and may not have a secondary market.
A fund may seek to dispose of loans in certain cases, to the extent possible, through selling participations in the loan. In that case, a fund would remain subject to certain obligations, which may result in expenses for a fund and certain additional risks.
Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate lenders/purchasers, including a fund, to make additional cash payments on demand. These commitments may have the effect of requiring a lender/purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.
In the process of originating, buying, selling and holding loans, a fund may receive and/or pay certain fees. These fees are in addition to the interest payments received and may include facility, closing or upfront fees, commitment fees and commissions. A fund may receive or pay a facility, closing or upfront fee when it buys or sells a loan. A fund may receive a commitment fee throughout the life of the loan or as long as the fund remains invested in the loan (in addition to interest payments) for any unused portion of a committed line of credit. Other fees received by the fund may include prepayment fees, covenant waiver fees, ticking fees and/or modification fees. Legal fees related to the originating, buying, selling and holding loans may also be borne by the fund (including legal fees to assess conformity of a loan investment with 1940 Act provisions).
When engaging in direct lending, if permitted by its investment policies, a fund's performance may depend, in part, on the ability of the fund to originate loans on advantageous terms. A fund may compete with other lenders in originating and purchasing loans. Increased competition for, or a diminished available supply of, qualifying loans could result in lower yields on and/or less advantageous terms for such loans, which could reduce fund performance.
For a Fidelity ® fund that limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
If permitted by its investment policies, a fund may also obtain exposure to the lending activities described above indirectly through its investments in underlying Fidelity ® funds or other vehicles that may engage in such activities directly.
Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
Low or Negative Yielding Securities. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including Japan and some European countries, are at or near historically low levels. Japan and those European countries have, from time to time, experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk for the markets as a whole and for the funds. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent a fund is exposed to such interest rates.
Money Market Securities are high-quality, short-term obligations. Money market securities may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a fund.
Mortgage Securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.
Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.
The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.
A fund may seek to earn additional income by using a trading strategy (commonly known as "mortgage dollar rolls" or "reverse mortgage dollar rolls") that involves selling (or buying) mortgage securities, realizing a gain or loss, and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities that are permissible investments for the fund. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction, a fund is entitled to interest and principal payments on the securities purchased. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.
Municipal Securities are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be issued in anticipation of future revenues and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The value of some or all municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders. A municipal security may be owned directly or through a participation interest.
Put Features entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.
Real Estate Investment Trusts (REITs). REITs issue debt securities to fund the purchase and/or development of commercial properties. The value of these debt securities may be affected by changes in the value of the underlying property owned by the trusts, the creditworthiness of the trusts, interest rates, and tax and regulatory requirements. REITs are dependent upon management skill and the cash flow generated by the properties owned by the trusts. REITs are at the risk of the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.
Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity ® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.
Restricted Securities (including Private Placements) are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities, including private placements of private and public companies, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.
Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity ® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage. Under SEC requirements, a fund needs to aggregate the amount of indebtedness associated with its reverse repurchase agreements and similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions.
SEC Rule 18f-4.   In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies (the "rule"). Subject to certain exceptions, the rule requires the funds to trade derivatives and certain other transactions that create future payment or delivery obligations subject to a value-at-risk (VaR) leverage limit and to certain derivatives risk management program, reporting and board oversight requirements. Generally, these requirements apply to any fund engaging in derivatives transactions unless a fund satisfies a "limited derivatives users" exception, which requires the fund to limit its gross notional derivatives exposure (with certain exceptions) to 10% of its net assets and to adopt derivatives risk management procedures. Under the rule, when a fund trades reverse repurchase agreements or similar financing transactions, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions. The SEC also provided guidance in connection with the final rule regarding the use of securities lending collateral that may limit securities lending activities. In addition, under the rule, a fund may invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that (i) the fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the "Delayed-Settlement Securities Provision"). A fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the fund treats any such transaction as a derivatives transaction for purposes of compliance with the rule. Furthermore, under the rule, a fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the funds to use derivatives, short sales, reverse repurchase agreements and similar financing transactions, and the other relevant transactions as part of its investment strategies. These requirements also may increase the cost of the fund's investments and cost of doing business, which could adversely affect investors.
Securities Lending. A Fidelity ® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate, National Financial Services LLC (NFS). Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity ® fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.
The Fidelity ® funds have retained agents, including NFS, an affiliate of the funds, to act as securities lending agent. If NFS acts as securities lending agent for a fund, it is subject to the overall supervision of the fund's adviser, and NFS will administer the lending program in accordance with guidelines approved by the fund's Trustees.
Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.
Securities of Other Investment Companies , including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies such as mutual funds and ETFs, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies (including investment companies managed by affiliates of Strategic Advisers) involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses, unless such fees have been waived by Strategic Advisers. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market. Similarly, ETFs trade on a securities exchange and may trade at a premium or a discount to their NAV.
The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.
A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, Strategic Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.
Short Sales . Short sales involve the market sale of a security a fund has borrowed from a prime broker with which it has a contractual relationship, with the expectation that the security will underperform either the market or the securities that the fund holds long. A fund closes a short sale by purchasing the same security at the current market price and delivering it to the prime broker.
Until a fund closes out a short position, the fund is obligated to pay the prime broker (from which it borrowed the security sold short) interest as well as any dividends that accrue during the period of the loan. While a short position is outstanding, a fund must also pledge a portion of its assets to the prime broker as collateral for the borrowed security. The collateral will be marked to market daily.
Short positions create a risk that a fund will be required to cover them by buying the security at a time when the security has appreciated in value, thus resulting in a loss to the fund. A short position in a security poses more risk than holding the same security long. Because a short position loses value as the security's price increases, the loss on a short sale is theoretically unlimited. The loss on a long position is limited to what a fund originally paid for the security together with any transaction costs. A fund may not always be able to borrow a security the fund seeks to sell short at a particular time or at an acceptable price. As a result, a fund may be unable to fully implement its investment strategy due to a lack of available stocks or for other reasons. It is possible that the market value of the securities a fund holds in long positions will decline at the same time that the market value of the securities the fund has sold short increases, thereby increasing the fund's potential volatility. Because a fund may be required to pay dividends, interest, premiums and other expenses in connection with a short sale, any benefit for the fund resulting from the short sale will be decreased, and the amount of any ultimate gain will be decreased or of any loss will be increased, by the amount of such expenses.
A fund may also enter into short sales against the box. Short sales "against the box" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.
Special Purpose Acquisition Companies (SPACs). A fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool money to seek potential acquisition opportunities. SPACs are collective investment structures formed to raise money in an initial public offering for the purpose of merging with or acquiring one or more operating companies (the "de-SPAC Transaction"). Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. In connection with a de-SPAC Transaction, the SPAC may complete a PIPE (private investment in public equity) offering with certain investors. A fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its de-SPAC Transaction.
Because SPACs do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC's management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. An investment in a SPAC is subject to a variety of risks, including that (i) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (ii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (iii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; (iv) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the fund believes is the SPAC interest's intrinsic value; (v) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of shareholders; (vi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (vii) the warrants or other rights with respect to the SPAC held by a fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (viii) a fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; and (ix) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction.
Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold, but only pursuant to an effective registration statement or other exemption from registration. The securities issued by a SPAC, which are typically traded either in the over-the-counter market or on an exchange, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.
Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.
Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.
Structured Securities (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.
Temporary Defensive Policies. In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If a fund does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.
Strategic Advisers® Short Duration Fund reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.
Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity ® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.
If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the fund when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank account overnight. Any risks associated with such an account are investment risks of the fund. The fund faces the risk of loss of these balances if the bank becomes insolvent.
Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality, sometimes subject to a cap or floor on such rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. For purposes of determining the maximum maturity of a variable or floating rate security, a fund's adviser may take into account normal settlement periods.
In addition to other interbank offered rates (IBORs), the most common benchmark rate for floating rate securities is London Interbank Offered Rate (LIBOR), which is the rate of interest offered on short-term interbank deposits, as determined by trading between major international banks. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other IBORs were susceptible to manipulation. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of U.S. dollar overnight borrowings) and the Sterling Overnight Index Average rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until at least mid-2023. In addition, the United Kingdom Financial Conduct Authority (FCA) has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Although the transition process away from IBORs has become increasingly well-defined, any potential effects of a transition away from the IBORs on a fund and the financial instruments in which it invests can be difficult to ascertain, and may depend on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts; (ii) the effect of new legislation relating to the discontinuation of LIBOR and the use of replacement rates, and (iii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Moreover, certain aspects of the transition from IBORs will rely on the actions of third-party market participants, such as clearing houses, trustees, administrative agents, asset servicers and certain service providers; the Adviser cannot guarantee the performance of such market participants and any failure on the part of such market participants to manage their part of the IBOR transition could impact a fund. Such transition may result in a reduction in the value of IBOR-based instruments held by a fund, a reduction in the effectiveness of certain hedging transactions and increased illiquidity and volatility in markets that currently rely on an IBOR to determine interest rates, any of which could adversely impact the fund's performance.
When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.
When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.
A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.
A fund may also engage in purchases or sales of "to be announced" or "TBA" securities, which usually are transactions in which a fund buys or sells mortgage-backed securities on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount. TBA trades can be used by a fund for investment purposes in order to gain exposure to certain securities, or for hedging purposes to adjust the risk exposure of a fund portfolio without having to restructure a portfolio. Purchases and sales of TBA securities involve risks similar to those discussed above for other when-issued and forward purchase and sale transactions. In addition, when a fund sells TBA securities, it incurs risks similar to those incurred in short sales. For example, when a fund sells TBA securities without owning or having the right to obtain the deliverable securities, it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. Also, a fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.
Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.
In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.
Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund's service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund's manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund's ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.
While a fund's service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

PORTFOLIO TRANSACTIONS
To the extent that Strategic Advisers grants investment management authority over an allocated portion of the fund's assets to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section.
Orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Strategic Advisers (either directly or through its affiliates) or a sub-adviser, pursuant to authority contained in the management contract and the respective sub-advisory agreement.
Strategic Advisers or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.
The fund will not incur any commissions or sales charges when it invests in affiliated mutual funds, but it may incur such costs when it invests in non-affiliated funds and when it invests directly in other types of securities, including ETFs.
Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.
Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.
The Trustees of the  fund periodically review Strategic Advisers' and its affiliates' and each sub-adviser's performance of their respective responsibilities in connection with the placement of portfolio securities transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.
Strategic Advisers.
The Selection of Securities Brokers and Dealers
Strategic Advisers or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) to place or execute the fund's portfolio securities transactions. In selecting brokers, including affiliates of Strategic Advisers, to execute the fund's portfolio securities transactions, Strategic Advisers or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to Strategic Advisers' or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, Strategic Advisers or its affiliates may choose to execute an order using ECNs including broker-sponsored algorithmics, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors include, but are not limited to, the following: price; costs; the size, nature and type of order; the speed of executions; financial condition and reputation of the broker; broker specific considerations (e.g., not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; and the potential for information leakage; the nature or existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.
The trading desks through which Strategic Advisers or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities.
In seeking best execution for portfolio securities transactions, Strategic Advisers or its affiliates may from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. Strategic Advisers or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. Occasionally, Strategic Advisers or its affiliates execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of Strategic Advisers or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. Strategic Advisers or its affiliates execute futures transactions electronically.
The Acquisition of Brokerage and Research Products and Services
Strategic Advisers does not maintain a soft dollar program. Some sub-advisers to the fund use soft dollar or other commission-sharing arrangements in connection with transactions effected for the fund. In those cases, sub-advisers could, pursuant to their policies and procedures, allocate brokerage transactions of the fund to brokers in exchange for research-related or brokerage-related goods or services, provided that such arrangements meet the requirements of Section 28(e) of the Securities Exchange Act of 1934. Strategic Advisers does not obtain products, research, or services in connection with directing brokerage business to any broker or dealer.
Commission Recapture
Strategic Advisers  does not consider, in selecting or recommending brokers, whether Strategic Advisers or a related person to Strategic Advisers receives client referrals from a broker or third party. Strategic Advisers and its affiliates are authorized to allocate brokerage transactions to brokers who are not affiliates of Strategic Advisers who have entered into arrangements with Strategic Advisers or its affiliates under which the broker, using predetermined methodology, rebates a portion of the compensation paid by the fund to offset that fund's expenses, which is paid to Strategic Advisers or its affiliates. Not all brokers with whom the fund trades have agreed to participate in brokerage commission recapture. Strategic Advisers expects that brokers from whom Strategic Advisers or its affiliates purchase research products and services with their own resources (referred to as "hard dollars") are unlikely to participate in commission recapture.
Affiliated Transactions
In certain cases, Strategic Advisers and its delegates are authorized to place portfolio transactions with affiliated registered brokers or transfer agents. In particular, Strategic Advisers can place trades with NFS, through its Fidelity Capital Markets (FCM) division, and Luminex Trading & Analytics LLC (Luminex). Strategic Advisers will arrange for the execution of transactions through those brokers or dealers if Strategic Advisers reasonably believes that the quality of the execution of the transaction is comparable to what could be obtained through other qualified brokers or dealers. In determining the ability of a broker or dealer to obtain best execution, Strategic Advisers will consider a number of factors, including the broker's or dealer's execution capabilities, reputation, and access to the markets for the securities being traded. Sub-advisers of the fund are authorized to place portfolio transactions with Strategic Advisers' affiliated brokers in accordance with regulatory guidelines. For certain funds trades are facilitated through FMR's trading desk and then allocated to affiliated or unaffiliated executing brokers. In addition, from time to time, Strategic Advisers or its affiliates may place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent and/or use Level ATS, an alternative trading system that is deemed to be affiliated with the Adviser, for execution services.
The Trustees of the fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.
Non-U.S. Transactions
To facilitate trade settlement and related activities in non-United States securities transactions, Strategic Advisers or its affiliates may effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions may be effected on behalf of funds by parties other than Strategic Advisers or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.
Trade Allocation
Although the Trustees and officers of the fund are substantially the same as those of certain other funds managed by Strategic Advisers or its affiliates, investment decisions for the fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by Strategic Advisers or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.
When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by Strategic Advisers to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.
FIAM LLC (FIAM).
The Selection of Securities Brokers and Dealers
FIAM or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) with which to place the fund's portfolio securities transactions. In selecting brokers, including affiliates of FIAM, to execute the fund's portfolio securities transactions, FIAM or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to FIAM's or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution or use of specific brokers over other factors. Based on the factors considered, FIAM or its affiliates may choose to execute an order using electronic channels, including broker-sponsored algorithms, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors may include, but are not limited to the following: price; costs; the size, nature and type of the order; speed of execution, financial condition and reputation of the broker; broker-specific considerations (e.g., not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; confidentiality and the potential for information leakage; the nature of existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of brokerage and research products and services, if applicable and where allowed by law.
In seeking best execution for portfolio securities transactions, FIAM and/or its affiliates from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. FIAM and/or its affiliates may also select brokers that charge more than the lowest commission rate available from another broker. Occasionally FIAM and/or its affiliates execute an entire securities transaction with a broker and allocate ("step out") all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of FIAM or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. FIAM and/or its affiliates execute futures transactions verbally and electronically.
The Acquisition of Brokerage and Research Products and Services
To the extent permitted by applicable law, brokers (who are not affiliates of FIAM) that execute transactions for the fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to FIAM or its affiliates.
Research Products and Services.   Products and services that FIAM or its affiliates have received during the last fiscal year include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone, video and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. Brokers also provide brokerage and research products and services in the form of a specific proprietary or third-party product or service, upon request by FIAM or its affiliates. Some of these brokerage and research products and services supplement FIAM's or its affiliates' own research activities in providing investment advice to the fund.
Execution Services. In addition, when permissible under applicable law, brokerage and research products and services include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).
Mixed-Use Products and Services. Although FIAM or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they may use commission dollars to obtain certain products or services that are not used exclusively in their investment decision-making process (mixed-use products or services). In those circumstances, FIAM or its affiliates will make a good faith effort to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").
Benefits to FIAM. FIAM's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these products or services with their own resources. Therefore, an economic incentive exists for FIAM and/or its affiliates to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on FIAM's or its affiliates' clients interest in receiving most favorable execution. FIAM and its affiliates manage the receipt of brokerage and research products and services and the potential conflicts through their Commission Uses Program. The Commission Uses Program effectively "unbundles" commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. Those brokers have client commission arrangements (each a CCA) in place with FIAM and its affiliates (each of those brokers is referred to as CCA brokers). In selecting brokers for executing transactions on behalf of the fund, the trading desks through which FIAM or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the brokers' quality of execution and without any consideration of brokerage and research products and services the CCA broker provides. Commissions paid to a CCA broker include both an execution commission and either credits or transmits the research portion (also known as "soft dollars") to a CCA pool maintained by each CCA broker. Soft dollar credits ("credits") accumulated in CCA pools are used to pay research expenses. In some cases, FIAM or its affiliates request that a broker that is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid with credits from the CCA pool. The administration of brokerage and research products and services is managed separately from the trading desks, and the traders have no responsibility for administering the research program, including the payment for research. FIAM and/or its affiliates, at times, use a third-party aggregator to facilitate payments to research providers. Where an aggregator is involved, the aggregator would maintain credits in an account that is segregated from the aggregator's proprietary assets and the assets of its other clients ("segregated account") and use those credits to pay research providers as instructed by FIAM or its affiliates. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that FIAM or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services are provided at no additional cost to FIAM or its affiliates or might not have an explicit cost associated with them.
FIAM's Decision-Making Process. In connection with the allocation of fund brokerage, FIAM and/or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/ or research products and services provided to FIAM and/or its affiliates, viewed in terms of the particular transaction for the fund or FIAM's and/or its affiliates' overall responsibilities to that fund or other clients for which FIAM or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with the fund's brokerage does not benefit the fund and certain clients will receive the benefit of the brokerage and research product or service obtained with other clients' commissions. As required under applicable laws or client policy, commissions generated by certain clients may only be used to obtain certain brokerage and research products and services. As a result, certain client accounts will pay more proportionately for certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each client continues to be allocated equitably. Certain non-equity accounts that on rare occasion may receive an equity security through an issuer restructuring or other event and are required or determine to dispose of such equity security, subject to applicable law and client policy, may trade at execution only rates outside of the Commission Usage Program. While FIAM and its affiliates take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither FIAM, its affiliates, nor the fund incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these brokerage and research products and services assist FIAM or its affiliates in terms of their overall investment responsibilities to the fund or any other client accounts for which FIAM or its affiliates may have investment discretion. Certain client accounts use brokerage commissions to acquire brokerage and research products and services that also benefit other client accounts managed by FIAM or its affiliates, and not every client account uses the brokerage and research products and services that have been acquired through that account's commissions.
Research Contracts. FIAM and/or its affiliates have arrangements with certain third-party research providers and brokers through whom FIAM and/or its affiliates effect fund trades, whereby FIAM and/or its affiliates pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, FIAM and/or its affiliates, at times, will cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to FIAM and/or its affiliates, or that may be available from another broker. FIAM's or its affiliates' potential determination to pay for research products and services separately (e.g., with hard dollars) is wholly voluntary on FIAM's and its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.
Funds Managed within the European Union. FIAM and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as "MiFID II", as implemented in the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the "FCA"), where applicable.
For accounts that are managed within the United Kingdom, FIAM's affiliate FMR Investment Management (UK) Limited (FMRIM (UK)) uses research payment accounts (RPAs) to cover costs associated with equity and high income external research that is consumed by those accounts in accordance with MiFID II and FCA regulations. With RPAs, clients pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission1. For clients that use an RPA, FMRIM (UK) establishes a research budget. The budget is set by first grouping accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union or the United Kingdom. In this regard, research budgets are set by research needs and are not otherwise linked to the volume or value of transactions executed on behalf of the account. For clients where portions are managed both within and outside of the United Kingdom, external research is paid using both a CCA and an RPA. Determinations of what is eligible research and how costs are allocated are made in accordance with FIAM's and its affiliates' policies and procedures. Costs for research consumed by accounts that use an RPA are allocated among the accounts within defined strategies pro rata based on the assets under management for each account. While the research charge paid on behalf of any one client that uses an RPA varies over time, the overall research charge determined at the client level on an annual basis will not be exceeded.
FMRIM (UK) is responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets are maintained in accounts at a third-party depository institution, held in the name of FMRIM (UK). FMRIM (UK) provides to client accounts, on request, a summary of: (i) the providers paid from the RPA; (ii) the total amount they were paid over a defined period; (iii) the benefits and services received by FMRIM (UK); and (iv) how the total amount spent from the RPA compares to the research budget set for that period, noting any rebate or carryover if residual funds remain in the RPA.
Impacted accounts, like those accounts that participate in CCA pools, at times, will make payments to a broker that include both an execution commission and a research charge, but unlike CCAs (for which research charges may be retained by the CCA broker and credited to the CCA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA are used to satisfy external research costs consumed by the accounts.
If the costs of paying for external research exceed the amount initially agreed in relation to accounts in a given strategy, FIAM or its affiliates may continue to charge those accounts beyond the initially agreed amount in accordance with MiFID II, continue to acquire external research for the accounts using its own resources, or cease to purchase external research for those accounts until the next annual research budget. If assets for specific accounts remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year's research charges for those accounts or rebated to those accounts.
Accounts managed by FIAM or its affiliates that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FIAM and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMRIM (UK) portfolio managers that manage fixed income accounts in any manner inconsistent with MiFID II and FCA regulations.
1 The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would be permissible under Section 28(e) of the Securities Exchange Act of 1934 by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for brokerage and research products and services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered "commissions" for Section 28(e) purposes.
Commission Recapture
From time to time, FIAM or its affiliates engage in brokerage transactions with brokers who are not affiliates of FIAM who have entered into arrangements with FIAM or its affiliates under which the broker will, at times, rebate a portion of the compensation paid by a fund ("commission recapture"). Not all brokers with whom the fund trades have been asked to participate in brokerage commission recapture.
Affiliated Transactions
FIAM or its affiliates place trades with certain brokers, including NFS, through its Fidelity Capital Markets (FCM) division, and Luminex, with whom they are under common control or otherwise affiliated, provided FIAM or its affiliates determine that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the fund and subject to other applicable law. In addition, from time to time, FIAM or its affiliates place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent and/or use Level ATS, an alternative trading system that is deemed to be affiliated with the Adviser, for execution services. Similarly, equity trades may be executed through national securities exchanges in which FIAM or its affiliates have an interest. Any decision to execute a trade through an alternative trading system or exchange in which FIAM or its affiliates have an interest are made in accordance with applicable law, including their obligation to seek best execution. For trades placed on such a system or exchange, FIAM or its affiliates may benefit in the form of increased valuations(s) of its equity interest, or other renumeration, but it is not possible to predict the likelihood of that occurring or quantify the amount of any such benefit in advance.
The Trustees of the fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.
Non-U.S. Securities Transactions
To facilitate trade settlement and related activities in non-U.S. securities transactions, FIAM or its affiliates effect spot foreign currency transactions with foreign currency dealers or may engage a third party to do so. Due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions are effected on behalf of funds by parties other than FIAM or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.
Trade Allocation
Although the Trustees and officers of the fund are substantially the same as those of certain other Fidelity® funds, investment decisions for the fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.
When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by FIAM to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.
T. Rowe Price Associates, Inc. (T. Rowe Price).
Investment or Brokerage Discretion
Decisions with respect to the selection, purchase, and sale of portfolio securities on behalf of all or a portion of the fund's assets (the sub-fund) are made by T. Rowe Price. T. Rowe Price is responsible for implementing these decisions for the funds, including, where applicable, the negotiation of commissions, the allocation of portfolio brokerage and principal business, and the use of affiliates to assist in routing orders for execution. T. Rowe Price and its affiliated advisers entity (the "T. Rowe Price Advisers") may delegate actual trade execution to the trading desks of other T. Rowe Price Advisers and may use these other T. Rowe Price Advisers for certain other trading-related services.
Broker-Dealer Selection
With respect to equity, fixed income, and derivative transactions, and subject to the investment limitations of each fund, T. Rowe Price may effect principal transactions on behalf of a fund with a broker-dealer that furnishes brokerage and, in certain cases, research services; designate a broker-dealer to receive selling concessions, discounts, or other allowances; and otherwise deal with a broker-dealer in the acquisition of securities in underwritings.
Fixed Income Securities
In purchasing and selling fixed income securities, T. Rowe Price ordinarily place transactions with the issuer or a broker-dealer acting as principal for the securities on a net basis, with no stated brokerage commission being paid by the client, although the price usually reflects undisclosed compensation to the broker-dealer. Fixed income transactions may also be placed with underwriters at prices that include underwriting fees. Fixed income transactions through broker-dealers reflect the spread between the bid and asked prices.
Foreign Currency Transactions
Subject to the investment limitations of each fund, T. Rowe Price may engage in foreign currency transactions ( FX ) to facilitate trading in or settlement of trades in foreign securities. T. Rowe Price may use FX, including forward currency contracts, when seeking to manage exposure to or profit from changes in interest or exchange rates; to protect the value of portfolio securities; or to facilitate cash management. T. Rowe Price selects broker-dealers that they believe will provide best execution on behalf of the funds and other investment accounts that they manage, frequently via electronic platforms. To minimize transaction costs, certain FX trading activity may be aggregated across accounts, including the funds, but each account's trade is individually settled with the counterparty.
Equity Securities
Subject to the investment limitations of each fund, in purchasing and selling equity securities, T. Rowe Price seeks to obtain best execution at favorable security prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. However, under certain conditions, higher brokerage commissions may be paid to broker-dealers providing brokerage and research services to T. Rowe Price than might be paid to other broker-dealers in accordance with Section 28(e) of the 1934 Act ( Section 28(e) ) and subsequent guidance from regulators.
In selecting broker-dealers to execute the funds' portfolio transactions, consideration is given to such factors as the (i) liquidity of the security; (ii) the size and difficulty of the order; (iii) the speed and likelihood of execution and settlement; (iv) the reliability, integrity and creditworthiness, general execution and operational capabilities of competing broker-dealers and services provided; and (v) expertise in particular markets. It is not the policy of T. Rowe Price to seek the lowest available commission rate where it is believed that a broker-dealer charging a higher commission rate would offer greater reliability or provide better pricing or more efficient execution. Therefore, T. Rowe Price pays higher commission rates to broker-dealers that are believed to offer greater reliability, better pricing, or more efficient execution.
Best Execution
T. Rowe Price's Global Trading Committee ( GTC ) oversees the brokerage allocation and trade execution policies for T. Rowe Price. The GTC is supported by the equity and fixed income best execution subcommittees in T. Rowe Price's compliance with the execution policy. The execution policy requires T. Rowe Price to execute trades consistent with the principles of best execution which requires an adviser to take all sufficient steps to obtain the best possible result for the funds taking into account various factors.
Research Benefits
T. Rowe Price believes that original in-house research is the primary driver of value-added active management. Although research created or developed by a broker-dealer or its affiliate and research created or developed by an independent third party is an important component of T. Rowe Price's investment approach, T. Rowe Price relies primarily upon their own research and subject any outside research to internal analysis before incorporating it into the investment process.
T. Rowe Price may use equity brokerage commissions in connection with securities transactions consistent with Section 28(e) and other relevant regulatory guidance to acquire brokerage services from broker-dealers. Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides research services than the commission another broker-dealer would charge, provided the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage services provided. An adviser may make this good faith determination based upon either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion.
T. Rowe Price bears the cost of research services for all client accounts advised or subadvised by T. Rowe Price. Client accounts only pay execution commissions in connection with equity securities transactions. For certain T. Rowe Price funds, T. Rowe Price continues to use equity brokerage commissions from those funds' transactions through commission-sharing arrangements (consistent with Section 28(e)) to compensate certain U.S. broker-dealers for research services. T. Rowe Price, however, voluntarily reimburses those T. Rowe Price funds for any amount collected into the commission-sharing arrangements.
T. Rowe Price acquires proprietary research from broker-dealers who also provide trade execution, clearing settlement, and/or other services. Research received from broker-dealers or independent third-party research providers generally includes information on the economy; industries; groups of securities; individual companies; statistical information; accounting and tax law interpretations; political developments; legal developments affecting portfolio securities; technical market action; pricing and appraisal services; credit analysis; currency and commodity market analysis; risk measurement analysis; performance analysis; and analysis of corporate, environmental, social, and governance responsibility issues.
Research services are received in the form of written reports; computer-generated data; telephone contacts; investment conferences; bespoke services; financial models; and personal meetings with security analysts, market specialists, corporate and industry executives, and other persons. Research may also include access to unaffiliated individuals with expertise in various industries, businesses, or other related areas, including use of expert referral networks that provide access to industry consultants, vendors, and suppliers. T. Rowe Price may use a limited number of expert networks.
T. Rowe Price generally pays for data subscriptions, investment technology tools, and other specialized services to assist with the investment process directly from its own resources. T. Rowe Price also pays for fixed income research and services directly from its own resources where feasible or required.
Allocation of Brokerage Business *
T. Rowe Price has a policy of not pre-committing a specific amount of business to any broker-dealer over any specific period. T. Rowe Price makes brokerage placement determinations, as appropriate, based on the needs of a specific transaction such as market-making, availability of a buyer for or seller of a particular security, or specialized execution skills. T. Rowe Price may choose to allocate brokerage among several broker-dealers able to meet the needs of the transaction. Allocation of brokerage business is monitored on a regularly scheduled basis by appropriate personnel and the GTC.
T. Rowe Price may have brokerage relationships with broker-dealers that are, or are an affiliate of, clients that have appointed T. Rowe Price or an affiliate to serve as investment adviser, trustee, or recordkeeper. T. Rowe Price also has other relationships with or may own positions in the publicly traded securities of the broker-dealers with which they transact with or on behalf of our clients.
Evaluating the Overall Reasonableness of Brokerage Commissions Paid
On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of funds and other institutional clients. In evaluating the reasonableness of commission rates, T. Rowe Price may consider any or all of the following: (a) rates quoted by broker-dealers; (b) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (c) the complexity of a particular transaction in terms of both execution and settlement; (d) the level and type of business conducted with a particular firm over a period of time; (e) the extent to which the broker-dealer has capital at risk in the transaction; (f) historical commission rates; (g) rates paid by other institutional investors based on available public information; and (h) research provided by the broker-dealer.
Commission Recapture
Currently, T. Rowe Price does not recapture commissions, underwriting discounts, or selling-group concessions for equity or fixed income securities acquired in underwritten offerings. T. Rowe Price may, however, designate a portion of the underwriting spread to broker-dealers that participate in the offering.
Block Trading/Aggregated Orders/Order Sequencing *
Because certain investment vehicles (including the funds) managed by T. Rowe Price and other affiliated investment advisers have similar investment objectives and programs, investment decisions may be made that result in the simultaneous purchase or sale of securities. As a result, the demand for, or supply of, securities may increase or decrease, which could have an adverse effect on prices. Aggregation of orders may be a collaborative process between trading and portfolio management staff. T. Rowe Price's policy is not to favor one client over another in grouping orders for various clients.
The grouping of orders could at times result in more or less favorable prices. In certain cases, where the aggregated order is executed in a series of transactions at various prices on a given day, each participating investment vehicle's proportionate share of grouped orders reflects the average price paid or received. T. Rowe Price may include orders on behalf of T. Rowe Price Funds and other clients and products advised by T. Rowe Price and their affiliates, including the not-for-profit entities T. Rowe Price Foundation, Inc., the T. Rowe Price Program for Charitable Giving, Inc., employee stock for certain Retirement Plan Services relationships, and T. Rowe Price and its affiliates' proprietary investments, in its aggregated orders.
T. Rowe Price and other affiliated investment advisers have developed written trade allocation guidelines for their trading desks. Generally, when the amount of securities available in a public or initial offering or the secondary markets is insufficient to satisfy the volume for participating clients, T. Rowe Price will make pro-rata allocations based upon the relative sizes of the participating client orders or the relative sizes of the participating client portfolios depending upon the market involved, subject to portfolio manager and trader input. For example, a portfolio manager may choose to receive a non-pro-rata allocation to comply with certain client guidelines, manage anticipated cash flows, or achieve the portfolio manager's long-term vision for the portfolio. Each investment vehicle (including the T. Rowe Price funds) receives the same average share price of the securities for each aggregated order. Because a pro-rata allocation may not always accommodate all facts and circumstances, the guidelines provide for adjustments to allocation amounts in certain cases. For example, adjustments may be made: (i) to eliminate de minimis positions or to satisfy minimum denomination requirements; (ii) to give priority to accounts with specialized investment policies and objectives; and (iii) to allocate in light of a participating portfolio's characteristics, such as available cash, industry or issuer concentration, duration, and credit exposure. Such allocation processes may result in a partial execution of a proposed purchase or sale order.
T. Rowe Price employs certain guidelines in an effort to ensure equitable distribution of investment opportunities among clients of the firm, which may occasionally serve to limit the participation of certain clients in a particular security, based on factors such as client mandate or a sector- or industry-specific investment strategy or focus. For example, accounts that maintain a broad investment mandate may have less access than targeted investment mandates to certain securities (e.g., sector-specific securities) where the relevant adviser does not receive a fully filled order (e.g., certain IPO transactions) or where aggregate ownership of such securities is approaching firm limits.  Also, for certain types of investments, most commonly private placement transactions, conditions imposed by the issuer may limit the number or type of clients allowed to participate or number of shares offered to T. Rowe Price.
T. Rowe Price has developed written trade sequencing and execution guidelines that they believe are reasonably designed to provide the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. The policies and procedures are intended to mitigate conflicts of interest when: (i) trading both long and short in the same security; and (ii) shorting a security that is held by other accounts managed by T. Rowe Price that are not simultaneously transacting in the security. Notwithstanding the application of T. Rowe Price's policies and procedures, it may not be possible to mitigate all conflicts of interest when transacting both long and short in the same security; therefore, there is a risk that one transaction will be completed ahead of the other transaction, that the pricing may not be consistent between long and short transactions, or that a long or short transaction may have an adverse impact on the market price of the security being traded.
Miscellaneous
The brokerage allocation policies for T. Rowe Price are generally applied to all of their fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by broker-dealers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including client accounts) managed by T. Rowe Price. Therefore, research services received from broker-dealers that execute transactions for a particular fund will not necessarily be used by T. Rowe Price in connection with the management of that fund.
The T. Rowe Price funds do not allocate business to any broker-dealer on the basis of its sales of the funds' shares. However, this does not mean that broker-dealers that purchase fund shares for their clients will not receive business from the fund. T. Rowe Price may give advice and take action for clients, including the funds, that differs from advice given or the timing or nature of action taken for other clients. T. Rowe Price is not obligated to initiate transactions for clients in any security that their principals, affiliates, or employees may purchase or sell for their own accounts or for other clients.
Purchase and sale transactions may be effected directly among and between non-ERISA client accounts (including affiliated mutual funds), provided no commission is paid to any broker-dealer, the security traded has readily available market quotations, and the transaction is effected at the independent current market price.
The GTC is responsible for developing brokerage policies, monitoring their implementation, and resolving any questions that arise in connection with these policies for T. Rowe Price.
T. Rowe Price has established a general investment policy that they will ordinarily not make additional purchases of a common stock for their clients (including the funds) if, as a result of such purchases, 10% or more of the outstanding common stock of the issuer would be held by clients in the aggregate. Approval may be given for aggregate ownership up to 20%, and in certain instances, higher amounts. All aggregate ownership decisions are reviewed by the appropriate oversight committee. For purposes of monitoring both of these limits, securities held by clients and clients of affiliated advisers are included.
Conflicts of Interest
Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, exchange-traded funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, and common trust funds. T. Rowe Price also provides non-discretionary advice to institutional investors in the form of delivery of model portfolios. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that they believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts.
The T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on funds, including the T. Rowe Price funds. T. Rowe Price acts as subadviser to two mutual funds offered by Morningstar. T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates. The T. Rowe Price funds may generally not purchase shares of stock issued by T. Rowe Price Group, Inc. However, a T. Rowe Price Index fund is permitted to make such purchases to the extent T. Rowe Price Group, Inc. is represented in the benchmark index the fund is designed to track.
Additional potential conflicts may be inherent in our use of multiple strategies. For example, conflicts will arise in cases where different clients invest in different parts of an issuer's capital structure, including circumstances in which one or more clients may own private securities or obligations of an issuer and other clients may own or seek to acquire securities of the same issuer. For example, a client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other clients have an equity investment or may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, is involved in a merger or acquisition or a going private transaction, decisions over the terms of any workout or transaction will raise conflicts of interests. While it is appropriate for different clients to hold investments in different parts of the same issuer's capital structure under normal circumstances, the interests of stockholders and debt holders may conflict, as the securities they hold will likely have different voting rights, dividend or repayment priorities or other features that could be in conflict with one another. Clients should be aware that conflicts will not necessarily be resolved in favor of their interests.
In some cases, T. Rowe Price or its affiliates may refrain from taking certain actions or making certain investments on behalf of clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory actions or other implications for T. Rowe Price or its affiliates, or may sell investments for certain clients, in such case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold. In other cases, T. Rowe Price or its affiliates may take actions in order to mitigate legal risks to T. Rowe Price or its affiliates, even if disadvantageous to a client.
Conflicts such as those described above may also occur between clients on the one hand, and T. Rowe Price or its affiliates, on the other. These conflicts will not always be resolved in the favor of the client. In addition, conflicts may exist between different clients of T. Rowe Price or its affiliates. T. Rowe Price and one or more of its affiliates may operate autonomously from each other and may take actions that are adverse to other clients managed by an affiliate. In some cases, T. Rowe Price or its affiliates will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect T. Rowe Price or its affiliates' clients. In addition, certain regulatory restrictions may prohibit clients of T. Rowe Price or its affiliates from investing in certain companies because of the applicability of certain laws and regulations to T. Rowe Price, its affiliates, or the T. Rowe Price funds. T. Rowe Price or its affiliates' willingness to negotiate terms or take actions with respect to an investment for its clients may be directly or indirectly, constrained or impacted to the extent that an affiliate or the T. Rowe Price funds and/or their respective directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investments.
Investment personnel are mindful of potentially conflicting interests of our clients with investments in different parts of an Issuer's capital structure and take appropriate measures to ensure that the interests of all clients are fairly represented.
* For a fund where T. Rowe Price International Ltd. (TRPIL), T. Rowe Singapore Private Ltd. (T. Rowe Singapore), or T. Rowe Price Hong Kong Limited (TRPHK) serves as a sub-subadviser the above disclosure also applies to TRPIL, T. Rowe Singapore, and TRPHK.
Commissions Paid
A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.
The following table shows the fund's portfolio turnover rate for the fiscal period(s) ended May 31, 2023 and 2022. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in Strategic Advisers' investment outlook.
Turnover Rates	2023	2022
Strategic Advisers® Short Duration Fund	49%	43%

During the fiscal year ended May 31, 2023, the following fund(s) held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by the fund as of the fiscal year ended May 31, 2023.
Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
Strategic Advisers® Short Duration Fund	Bank of America Corp.	$36,944,541
	Barclays PLC	$6,726,344
	Goldman Sachs Group, Inc.	$14,093,720
	Morgan Stanley	$27,508,075

The following table shows the total amount of brokerage commissions paid by the following fund(s), comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal year(s) ended May 31, 2023, 2022, and 2021. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.
Fund	Fiscal Year Ended	Dollar Amount	Percentage of Average Net Assets
Strategic Advisers® Short Duration Fund	2023	$194,157	0.00%
	2022	$114,537	0.00%
	2021	$121,355	0.00%

Brokerage commissions may vary significantly from year to year due to a variety of factors, including the types of investments selected by the sub-adviser(s), changes in transaction costs, and market conditions. During the fiscal year(s) ended May 31, 2023, 2022, and 2021, the following brokerage commissions were paid to affiliated brokers:
Fiscal Year End	Broker	Affiliated With	Transaction Initiated By	Commissions	Percentage of Aggregate Brokerage Commissions	Percentage of Aggregate Dollar Amount of Brokerage Transactions
2023	FCM	FMR LLC / Strategic Advisers	Strategic Advisers LLC	$1,359	0.70%	0.56%
2023	Luminex	FMR LLC / Strategic Advisers	Strategic Advisers LLC	$0	0.00%	0.00%
2022	FCM	FMR LLC / Strategic Advisers	Strategic Advisers LLC	$3,667
2022	Luminex	FMR LLC / Strategic Advisers	Strategic Advisers LLC	$0
2021	FCM	FMR LLC / Strategic Advisers	Strategic Advisers LLC	$740
2021	Luminex	FMR LLC / Strategic Advisers	Strategic Advisers LLC	$0
During the fiscal year ended May 31, 2023, Strategic Advisers® Short Duration Fund paid no brokerage commissions to firms for providing research or brokerage services.
VALUATION
The NAV is the value of a single share. NAV is computed by adding the value of a fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.
The Board of Trustees has designated the fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. The Committee may rely on information and recommendations provided by affiliates of Strategic Advisers in fulfilling its responsibilities, including the fair valuation of securities.
Shares of underlying funds (other than ETFs) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. The Board of Trustees of each underlying Fidelity ® fund has designated the underlying fund's investment adviser as the valuation designee responsible for that fund's fair valuation function and performing fair value determinations as needed. References below to the Committee refer to the Fair Value Committee of the fund's adviser or an underlying Fidelity ® fund's adviser, as applicable.
Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying Fidelity ® non-money market fund, are valued as follows:
Most equity securities (including securities issued by ETFs) are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.
Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.
Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.
Prices described above are obtained from pricing services that have been approved by the Committee. A number of pricing services are available and a fund may use more than one of these services. A fund may also discontinue the use of any pricing service at any time. Strategic Advisers through the Committee engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.
Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.
Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including, but not limited to, price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading. The frequency that portfolio securities or assets are fair valued cannot be predicted and may be significant.
Portfolio securities and assets held by an underlying Fidelity ® money market fund are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price a money market fund would receive if it sold the instrument.
At such intervals as they deem appropriate, the Trustees of an underlying Fidelity ® money market fund consider the extent to which NAV calculated using market valuations would deviate from the $1.00 per share calculated using amortized cost valuation. If the Trustees believe that a deviation from a money market fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.
In determining the fair value of a private placement security for which market quotations are not available, the Committee generally applies one or more valuation methods including the market approach, income approach and cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.
The fund's adviser reports to the Board information regarding the fair valuation process and related material matters.

BUYING AND SELLING INFORMATION
Shares of the fund are offered only to certain clients of Strategic Advisers or its affiliates that have granted Strategic Advisers discretionary investment authority. If you are not currently a client in a discretionary investment program offered by Strategic Advisers or its affiliates, please call 1-800-544-3455 for more information.
Investors participating in a discretionary investment program are charged an annual advisory fee based on a percentage of the average market value of assets in their account. The stated fee is then reduced by a credit reflecting the amount of fees, if any, received by Strategic Advisers LLC or its affiliates from mutual funds for investment management or certain other services.
The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if Strategic Advisers determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the NAV of a fund or class, as applicable. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.
The fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. The fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES
Dividends. A portion of the fund's income may qualify for the dividends-received deduction available to corporate shareholders. A portion of the fund's dividends, when distributed to individual shareholders, may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met). Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).
Capital Gain Distributions. Unless your shares of the fund are held in a tax-advantaged retirement plan, the fund's long-term capital gain distributions, including amounts attributable to an underlying fund's long-term capital gain distributions, are federally taxable to shareholders generally as capital gains.
The following table shows the fund's aggregate capital loss carryforward as of May 31, 2023, which is available to offset future capital gains. A fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.
Fund	Capital Loss Carryforward (CLC)
Strategic Advisers® Short Duration Fund	$84,563,552
Returns of Capital. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold in taxable accounts.
Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by the fund with respect to foreign securities held directly by the fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by the fund. As a general matter, if, at the close of its fiscal year, more than 50% of the fund's total assets is invested in securities of foreign issuers, the fund may elect to pass through eligible foreign taxes paid and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements with respect to fund shares, a credit on their individual tax returns. In addition, if at the close of each quarter of its fiscal year at least 50% of the fund's total assets is represented by interests in other regulated investment companies, the same rules will apply to any foreign tax credits that underlying funds pass through to the fund. Special rules may apply to the credit for individuals who receive dividends qualifying for the long-term capital gains tax rate.
Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.
Fund of Funds. Because the fund is expected to invest in underlying funds in a fund of funds structure, the fund's realized losses on sales of shares of an underlying fund may be indefinitely or permanently deferred as "wash sales." Distributions of short-term capital gains by an underlying fund will be recognized as ordinary income by the upper-tier fund and would not be offset by the upper-tier fund's capital loss carryforwards, if any. Capital loss carryforwards of an underlying fund, if any, would not offset net capital gains of the upper-tier fund or of any other underlying fund.
Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity ® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 14 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Kathleen Murphy is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity®; funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.
The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund  are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Charles S. Morrison (1960)
Year of Election or Appointment: 2020
Trustee
Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.
Kathleen Murphy (1963)
Year of Election or Appointment: 2022
Trustee
Chair of the Board of Trustees
Ms. Murphy also serves as Trustee of other funds. Ms. Murphy serves as a Senior Adviser to the Chief Executive Officer of Fidelity Investments (2022-present), member of the Board of Directors of Snyk Technologies (cybersecurity technology, 2022-present), member of the Advisory Board of FliptRX (pharmacy benefits manager, 2022-present), member of the Board of Directors of Fidelity Investments Life Insurance Company (2009-present)), and member of the Board of Directors of Empire Fidelity Investments Life Insurance Company (2009-present). Previously, Ms. Murphy served as President of Personal Investing at Fidelity Investments (2009-2021), Chief Executive Officer of ING U.S. Wealth Management (2003-2008), and Deputy General Counsel, General Counsel and Chief Compliance Officer (1997-2003) of Aetna. Ms. Murphy also serves as Vice Chairman of the Board of Directors of the National Football Foundation (2013-present).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006
Trustee
Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is an independent Director of BLPF GP LLC (general partner of a private fund, 2006-present) and BlackRock US Core Property Fund, Inc. (real estate investment trust, 2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then, Aldrich, Eastman and Waltch, L.P.). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research and the Board of Trustees of the Museum of Fine Arts Boston.
Mary C. Farrell (1949)
Year of Election or Appointment: 2013
Trustee
Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and Director (2006-present) and Chair (2021-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005) and President (2009-2021) of the Howard Gilman Foundation (charitable organization). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.
Karen Kaplan (1960)
Year of Election or Appointment: 2006
Trustee
Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chair (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Executive Committee and past Chair of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women's Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2017-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), Secretary of the Ad Council, Inc. (2022-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of The Michaels Companies, Inc. (specialty retailer, 2015-2021), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women's accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).
Christine Marcks (1955)
Year of Election or Appointment: 2020
Trustee
Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President - Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity ® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption University (2019-present).
Heidi L. Steiger (1953)
Year of Election or Appointment: 2017
Trustee
Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and Chair of the Board of Directors and Chair of the Compensation Committee of Live Current Media, Inc. (2022-present). Previously, Ms. Steiger served as a member of the Board of Directors (2013-2021) and member of the Membership and Executive Committee (2017-2021) of Business Executives for National Security (nonprofit), a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009
Member of the Advisory Board
Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum's Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Assistant Secretary
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
James D. Gryglewicz (1972)
Year of Election or Appointment: 2015
Chief Compliance Officer
Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Christina H. Lee (1975)
Year of Election or Appointment: 2020
Secretary and Chief Legal Officer
Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).
Chris Maher (1972)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2020
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Standing Committees of the Trustees. The Board of Trustees has established two committees to supplement the work of the Board as a whole. The members of each committee are Independent Trustees.
The Audit and Compliance Committee is composed of all of the Independent Trustees, with Ms. Steiger currently serving as Chair. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. The committee determines whether at least one member of the committee is an "audit committee financial expert" as defined in rules promulgated by the SEC under the Sarbanes-Oxley Act of 2002. The committee normally meets in conjunction with in person meetings of the Board of Trustees, or more frequently as called by the Chair or a majority of committee members. The committee meets separately periodically with the fund's Treasurer, the fund's Chief Financial Officer, the fund's CCO, personnel responsible for the internal audit function of FMR LLC, and the fund's outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the fund for the purpose of preparing or issuing an audit report or related work. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the fund and the fund's service providers, (ii) the financial reporting processes of the fund , (iii) the independence, objectivity and qualification of the auditors to the fund, (iv) the annual audits of the fund's financial statements, and (v) the accounting policies and disclosures of the fund. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations (auditor independence regulations) of the SEC. It is responsible for approving all audit engagement fees and terms for the fund and for resolving disagreements between the fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the fund report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the fund and any service providers consistent with Public Company Accounting Oversight Board (PCAOB) Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence. The committee will discuss with the outside auditors any such disclosed relationships and their impact on the auditor's independence and objectivity. The committee will receive reports of compliance with provisions of the auditor independence regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the fund's service providers' internal controls and reviews with management, internal audit personnel of FMR LLC, and outside auditors the adequacy and effectiveness of the fund's and service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the fund's ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the fund's or service provider's internal controls over financial reporting. The committee will review with counsel any legal matters that may have a material impact on the fund's financial statements and any material reports or inquiries received from regulators or governmental agencies. The committee reviews at least annually a report from the outside auditor describing (i) any material issues raised by the most recent internal quality control review, peer review, or PCAOB examination of the auditing firm and (ii) any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm since the most recent report and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the fund's financial reporting process from the fund's Treasurer and outside auditors and will receive reports from any outside auditor relating to (i) critical accounting policies and practices used by the fund, (ii) alternative accounting treatments that the auditor has discussed with Strategic Advisers, and (iii) other material written communications between the auditor and Strategic Advisers (as determined by the auditor). The committee will discuss with Strategic Advisers, the fund's Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the fund. The committee will review with Strategic Advisers, the fund's Treasurer, outside auditors, and internal audit personnel of FMR LLC (to the extent relevant) the results of audits of the fund's financial statements. The committee will discuss regularly and oversee the review of the fund's major internal controls exposures, the steps that have been taken to monitor and control such exposures, and any risk management programs relating to the fund. The committee also oversees the administration and operation of the compliance policies and procedures of the fund and fund's service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee of the Board of Trustees or reserved to the Board itself. The committee has responsibility for recommending to the Board the designation of a CCO of the fund. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO and, if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports on significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the fund's compliance policies as required by Rule 38a-1 and quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws.
The Governance and Nominating Committee is composed of all of the Independent Trustees, with Ms. Farrell currently serving as Chair. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the Statement of Policy Relating to Personal Investing by the Independent Trustees and Independent Advisory Board Members. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the fund's or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the fund's expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the fund, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation.
During the fiscal year ended May 31, 2023, each committee held the number of meetings shown in the table below:
COMMITTEE	NUMBER OF MEETINGS HELD
Audit and Compliance Committee	5
Governance and Nominating Committee	4

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2022.
Interested Trustees
DOLLAR RANGE OF FUND SHARES	Charles S Morrison	Kathleen Murphy
Strategic Advisers® Short Duration Fund	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000

Independent Trustees
DOLLAR RANGE OF FUND SHARES	Peter C Aldrich	Mary C Farrell	Karen Kaplan	Christine Marcks
Strategic Advisers® Short Duration Fund	over $100,000	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	none	over $100,000	none

DOLLAR RANGE OF FUND SHARES	Heidi L Steiger
Strategic Advisers® Short Duration Fund	$1-$10,000
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended May 31, 2023, or calendar year ended December 31, 2022, as applicable.
Compensation Table (A)
AGGREGATE COMPENSATION FROM A FUND	Peter C Aldrich	Mary C Farrell	Karen Kaplan	Christine Marcks
Strategic Advisers® Short Duration Fund	$4,525	$5,202	$4,525	$4,525
TOTAL COMPENSATION FROM THE FUND COMPLEX (B)	$297,500	$342,500	$297,500	$297,500

AGGREGATE COMPENSATION FROM A FUND	Heidi L Steiger
Strategic Advisers® Short Duration Fund	$5,298
TOTAL COMPENSATION FROM THE FUND COMPLEX (B)	$347,500

(A) Charles S. Morrison, Kathleen Murphy, and Howard E. Cox, Jr. are interested persons and are compensated by Strategic Advisers or an affiliate (including FMR).

(B) Reflects compensation received for the calendar year ended December 31, 2022, for 14 funds of one trust. Compensation figures include cash and may include amounts elected to be deferred.

As of May 31, 2023, the Trustees, Members of the Advisory Board (if any), and officers of the fund owned, in the aggregate, less than 1% of each class's total outstanding shares, with respect to the fund.

CONTROL OF INVESTMENT ADVISERS
FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of Strategic Advisers, FIAM, FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.
At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.
FIAM is a registered investment adviser. FMR LLC is the ultimate parent company of FIAM. Information regarding the ownership of FMR LLC is disclosed above.
T. Rowe Price is a registered investment adviser. T. Rowe Price Group, Inc., a publicly-traded financial services holding company (NASDAQ: TROW), owns 100% of the stock of T. Rowe Price and all of its subsidiaries.
Strategic Advisers, the sub-adviser(s), the sub-subadviser(s) (if any), (the Investment Advisers), Fidelity Distributors Company LLC (FDC), and the fund have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the fund, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including the Investment Advisers' investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.
MANAGEMENT CONTRACT
The fund has entered into a management contract with Strategic Advisers, pursuant to which Strategic Advisers furnishes investment advisory and other services.
The fund's initial shareholder approved a proposal permitting Strategic Advisers to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements, subject to conditions of an exemptive order that has been granted by the SEC (Exemptive Order). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. Subject to oversight by the Board of Trustees, Strategic Advisers has the ultimate responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.
Strategic Advisers has retained FIAM LLC and T. Rowe Price Associates, Inc. to serve as sub-advisers for the fund.
FIAM, in turn, has retained FMR UK, FMR H.K., and FMR Japan to serve as sub-subadvisers for the fund.
T. Rowe Price, in turn, has retained TRPIL and TRPHK to serve as sub-subadvisers for the fund.
The sub-advisers do not sponsor the fund.
It is not possible to predict the extent to which the fund's assets will be invested by a particular sub-adviser at any given time and one or more sub-advisers may not be managing any assets for the fund at any given time.
Management and Sub-Advisory Services. Under the terms of its management contract with the fund, Strategic Advisers acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. Strategic Advisers is authorized, in its discretion, to allocate the fund's assets pursuant to its investment strategy. Strategic Advisers or its affiliates provide the fund with all necessary office facilities and personnel for servicing the fund's investments, compensate all officers of the fund and all Trustees who are interested persons of the trust or of Strategic Advisers, and compensate all personnel of the fund or Strategic Advisers performing services relating to research, statistical and investment activities.
In addition, Strategic Advisers or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.
Under its respective sub-advisory agreement, and subject to the supervision of the Board of Trustees, each sub-adviser directs the investment of its allocated portion of the fund's assets in accordance with the fund's investment objective, policies and limitations.
Management-Related Expenses. In addition to the management fee payable to Strategic Advisers, the fund pays all of its expenses that are not assumed by Strategic Advisers or its affiliates. Under the terms of separate agreements between Strategic Advisers and the fund's transfer agent and service agent, Strategic Advisers or an affiliate is responsible for the payment of any fees associated with the transfer agent and service agent agreements. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, fees and expenses associated with the fund's securities lending program, if applicable, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
Management Fee.
For the services of Strategic Advisers under the management contract, the fund pays Strategic Advisers a monthly management fee calculated by adding the annual rate of 0.25% of the fund's average daily net assets throughout the month plus the total fees payable monthly to the fund's sub-advisers, if any, pursuant to the applicable investment sub-advisory agreement(s); provided, however, that the fund's maximum aggregate annual management fee will not exceed 0.55% of the fund's average daily net assets.
In addition, Strategic Advisers has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the average daily net assets of the fund until September 30, 2025. The fee waiver will increase returns.
The following table shows the amount of management fees paid by the fund to Strategic Advisers for the fiscal year(s) ended May 31, 2023, 2022, and 2021. In addition, the table shows the amount of waivers reducing management fees.
Fund(s)	Fiscal Years Ended	Amount of Waivers Reducing Management Fees	Management Fees Paid to Investment Adviser	Management Fees Paid as a % of Average Net Assets of the Fund
Strategic Advisers® Short Duration Fund	2023	$11,109,574	$1,921,043	0.04%
	2022	$15,822,496	$2,595,865	0.04%
	2021	$15,644,961	$2,705,694	0.04%
Strategic Advisers may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. Strategic Advisers retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements will increase returns, and repayment of the reimbursement will decrease returns.
Sub-Adviser - FIAM. The fund and Strategic Advisers have entered into a sub-advisory agreement with FIAM pursuant to which FIAM may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays FIAM fees based on the net assets of the portion of the fund managed by FIAM pursuant to a separately negotiated investment mandate (a "Strategy"). The fees are calculated using the effective rate applicable to Aggregated Assets managed by FIAM under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by FIAM pursuant to that Strategy.
The following fee rate schedule applies to the mandate below.
Low Duration Bond:   0.10% on the first $250 million in assets; 0.09% on the next $250 million in assets; and 0.07% on any amount in excess of $500 million in assets.
On behalf of the fund, FIAM, in turn, has entered into sub-subadvisory agreement(s) with FMR UK, FMR H.K., and FMR Japan. Pursuant to the sub-subadvisory agreement, FIAM may receive from the sub-subadviser investment research and advice on issuers outside the United States (non-discretionary services) and FIAM may grant the sub-subadviser investment management authority and the authority to buy and sell securities if FIAM believes it would be beneficial to the fund (discretionary services). FIAM, not the fund, pays the sub-subadviser(s).
Sub-Adviser - T. Rowe Price.  The fund and Strategic Advisers have entered into a sub-advisory agreement with T. Rowe Price pursuant to which T. Rowe Price may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays T. Rowe Price fees based on the net assets of the portion of the fund managed by T. Rowe Price pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by T. Rowe Price under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by T. Rowe Price pursuant to that Strategy.
On behalf of the fund, T. Rowe Price, in turn has entered into sub-subadvisory agreements with TRPIL and TRPHK. T. Rowe Price, and not the fund, pays TRPIL and TRPHK under the sub-subadvisory agreements.
The following table shows the amount of sub-advisory fees paid by Strategic Advisers, on behalf of the fund, to FIAM for the fiscal year(s) ended May 31, 2023, 2022, and 2021.
Fund	Fiscal Years Ended	Sub-Advisory Fees Paid to FIAM	Sub-Advisory Fees Paid to FIAM as a % of Average Net Assets of the Fund
Strategic Advisers® Short Duration Fund	2023	$1,272,917	0.03%
	2022	$1,836,379	0.03%
	2021	$1,949,468	0.03%
The following table shows the aggregate amount of sub-advisory fees paid by Strategic Advisers, on behalf of the fund, to sub-adviser(s) other than FIAM LLC for the fiscal year(s) ended May 31, 2023, 2022, and 2021.
Fund	Fiscal Years Ended	Aggregate Sub-Advisory Fees Paid to Unaffiliated Sub-Adviser(s)	Aggregate Sub-Advisory Fees Paid to Unaffiliated Sub-Adviser(s) as a % of Average Net Assets of the Fund
Strategic Advisers® Short Duration Fund	2023	$675,066	0.02%
	2022	$759,209	0.01%
	2021	$756,572	0.01%
Expense estimates, which are accrued in the period to which they relate and adjusted when actual amounts are known, will cause differences between the amount of the management fees paid by the fund to Strategic Advisers and the aggregate amount of the sub-advisory fees paid by Strategic Advisers, on behalf of the fund, to the sub-adviser(s).
Jonathan Duggan and Chris Heavey are employees of Strategic Advisers, a subsidiary of FMR LLC and an affiliate of FMR. Strategic Advisers is the adviser to the fund.
Mr. Duggan is Lead Portfolio Manager of the fund and Mr. Heavey is Co-Portfolio Manager of the fund, and each receives compensation for those services. As of May 31, 2023, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager's compensation may be deferred based on criteria established by Strategic Advisers or at the election of the portfolio manager.
Each portfolio manager's base salary is determined by level of responsibility and tenure at Strategic Advisers or its affiliates. The primary components of each portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and a defined peer group assigned to each fund or account, and (ii) the investment performance of a broad range of Strategic Advisers® funds and accounts, including the fund. Accounts may include model portfolios designed for asset allocation, retirement planning, or tax-sensitive goals. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s), and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and peer group. A smaller subjective component of the bonus is based on each portfolio manager's overall contribution to management of Strategic Advisers. The portion of each portfolio manager's bonus that is linked to the investment performance of the portfolio manager's fund is based on the fund's pre-tax investment performance measured against the FTSE® 6-Month Treasury Bill Index, and the pre-tax investment performance of the fund measured against the Morningstar® Ultrashort Bond Category. Each portfolio manager may be compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, Strategic Advisers' parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.
A portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by Strategic Advisers or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.
The following table provides information relating to other accounts managed by Jonathan Duggan as of May 31, 2023:
	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts**
Number of Accounts Managed	5	none	25
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$123,724	none	$127,297
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Strategic Advisers ® Short Duration Fund ($4,310 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
** Includes assets invested in registered investment companies managed by the portfolio manager.
As of May 31, 2023, the dollar range of shares of Strategic Advisers ® Short Duration Fund beneficially owned by Mr. Duggan was $50,001 - $100,000.

The following table provides information relating to other accounts managed by Chris Heavey as of May 31, 2023:
	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts**
Number of Accounts Managed	3	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$21,419	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Strategic Advisers ® Short Duration Fund ($4,310 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
** Includes assets invested in registered investment companies managed by the portfolio manager.
As of May 31, 2023, the dollar range of shares of Strategic Advisers ® Short Duration Fund beneficially owned by Mr.       Heavey was none.

PROXY VOTING GUIDELINES

Proxy Voting - Strategic Advisers.
On behalf of the fund, the Board of Trustees of the trust has delegated proxy voting authority to Strategic Advisers. Strategic Advisers has established the following Proxy Voting Guidelines.
I. General Principles
A. Strategic Advisers generally intends to vote shares of underlying funds held by a fund using echo voting procedures (that is, in the same proportion as the holders of all other shares of the particular underlying fund).
B. Any proposals not covered by paragraph A above or other special circumstances will be voted pursuant to the Proxy Voting Guidelines included as Attachment A.
Attachment A
I. Introduction
These guidelines are intended to help Fidelity's customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 75 years. Our core principles sit at the heart of our voting philosophy; putting our customers' and fund shareholders' long-term interests first and investing in companies that share our approach to creating value over the long-term guides everything we do. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.
In evaluating proxies, Fidelity considers factors that are financially material to individual companies and investing funds' investment objectives and strategies in support of maximizing long-term shareholder value. This includes considering the company's approach to financial and operational, human, and natural capital and the impact of that approach on the potential future value of the business.
Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.
II. Board of Directors and Corporate Governance
Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders' rights. The following general guidelines are intended to reflect these proxy voting principles.
A. Election of Directors
Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.
Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:
1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.
2. There are no women on the board or if a board of ten or more members has fewer than two women directors.
3. There are no racially or ethnically diverse directors.
4. The director is a public company CEO who sits on more than two unaffiliated public company boards.
5. The director, other than a CEO, sits on more than five unaffiliated public company boards.
Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:
1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.
2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.
3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.
B. Contested Director Elections
On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds' assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:
1. Management's track record and strategic plan for enhancing shareholder value;
2. The long-term performance of the company compared to its industry peers; and
3. The qualifications of the shareholder's and management's nominees.
Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.
C. Cumulative Voting Rights
Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.
D. Classified Boards
A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board's adoption of a classified board structure and support declassification of existing boards.
E. Independent Chairperson
In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.
F. Majority Voting in Director Elections
In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company's board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.
G. Proxy Access
Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company's proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company's shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.
H. Indemnification of Directors and Officers
In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).
III. Compensation
Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.
A. Equity Compensation Plans
Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:
1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate ("burn rate") considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.
2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.
3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.
As to stock option plans, considerations include the following:
1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.
2. Re-pricing: An "out-of-the-money" (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.
Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:
1. Whether the proposal excludes senior management and directors;
2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;
3. The company's relative performance compared to other companies within the relevant industry or industries;
4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and
5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.
B. Employee Stock Purchase Plans
These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing "best practices" in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.
IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote
Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:
- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;
- The alignment of executive compensation and company performance relative to peers; and
- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.
When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.
A. Compensation Committee
Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.
Fidelity will oppose the election of directors on the compensation committee if:
1.The compensation appears misaligned with shareholder interests or is otherwise problematic and results in concerns with:
a)The alignment of executive compensation and company performance relative to peers; and
b)The structure of the compensation program, including factors outlined above under the section entitled Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote.
2. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.
3. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:
a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or
b) Adopted or extended a golden parachute.
B. Executive Severance Agreements
Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as "golden parachutes." Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
V. Environmental and Social Issues
Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate consideration of human and natural capital issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund's investment objective and strategies.
Fidelity generally considers management's recommendation and current practice when voting on shareholder proposals concerning human and natural capital issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Fidelity evaluates shareholder proposals concerning natural and human capital topics. To engage and vote more effectively on the growing number of submitted proposals on these topics, we developed a four-point decision-making framework. In general, Fidelity will more likely support proposals that:
•Address a topic that our research has identified as financially material;
•Provide disclosure of new or additional information to investors, improving transparency;
•Provide value to the business or investors by improving the landscape of investment-decision relevant information or contributing to our understanding of a company's processes and governance of the topic in question; and
•Are realistic or practical for the company to comply with.
VI. Anti-Takeover Provisions and Shareholders Rights Plans
Fidelity generally will oppose a proposal to adopt an anti-takeover provision.
Anti-takeover provisions include:
- classified boards;
- "blank check" preferred stock (whose terms and conditions may be expressly determined by the company's board, for example, with differential voting rights);
- golden parachutes;
- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);
- poison pills;
- restricting the right to call special meetings;
- provisions restricting the right of shareholders to set board size; and
- any other provision that eliminates or limits shareholder rights.
A. Shareholders Rights Plans ("poison pills")
Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.
Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:
1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;
2. Is integral to a business strategy that is expected to result in greater value for the shareholders;
3. Requires shareholder approval to be reinstated upon expiration or if amended;
4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and
5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.
Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.
B. Shareholder Ability to Call a Special Meeting
Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.
C. Shareholder Ability to Act by Written Consent
Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.
D. Supermajority Shareholder Vote Requirement
Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.
VII. Anti-Takeover Provisions and Director Elections
Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.
Fidelity will consider supporting the election of directors with respect to poison pills if:
- All of the poison pill's features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.
- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.
- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.
VIII. Capital Structure and Incorporation
These guidelines are designed to protect shareholders' value in the companies in which the Fidelity funds invest. To the extent a company's management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.
A. Increases in Common Stock
Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.
In the case of real estate investment trusts (REITs), however, Fidelity will oppose a provision to increase the REIT's authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.
B. Multi-Class Share Structures
Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.
C. Incorporation or Reincorporation in another State or Country
Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.
IX. Shares of Fidelity Funds or other non-Fidelity Funds
When a Fidelity fund invests in an underlying Fidelity fund with public shareholders or a non-Fidelity investment company or business development company, Fidelity will generally vote in the same proportion as all other voting shareholders of the underlying fund (this is known as "echo voting"). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals, except where not permitted under applicable laws and regulations.
X. Foreign Markets
Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.
In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.
XI. Securities on Loan
Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.
XII. Avoiding Conflicts of Interest
Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.
Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.
XIII. Conclusion
Since its founding more than 75 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.
Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.
Glossary
  Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.
                    - For a large-capitalization company, burn rate higher than 1.5%.
                    - For a small-capitalization company, burn rate higher than 2.5%.
             - For a micro-capitalization company, burn rate higher than 3.5%.
  Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
  Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.
  Micro-capitalization company means a company with market capitalization under US $300 million.
  Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.
  Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.
Sub-Adviser(s):
Proxy voting policies and procedures are used by a sub-adviser to determine how to vote proxies relating to the securities held by its allocated portion of the fund's assets. The proxy voting policies and procedures used by a sub-adviser are described below.

  Proxy Voting - FIAM
I. Introduction
These guidelines are intended to help Fidelity's customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 75 years. Our core principles sit at the heart of our voting philosophy; putting our customers' and fund shareholders' long-term interests first and investing in companies that share our approach to creating value over the long-term guides everything we do. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.
In evaluating proxies, Fidelity considers factors that are financially material to individual companies and investing funds' investment objectives and strategies in support of maximizing long-term shareholder value. This includes considering the company's approach to financial and operational, human, and natural capital and the impact of that approach on the potential future value of the business.
Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.
II. Board of Directors and Corporate Governance
Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders' rights. The following general guidelines are intended to reflect these proxy voting principles.
A. Election of Directors
Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.
Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:
1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.
2. There are no women on the board or if a board of ten or more members has fewer than two women directors.
3. There are no racially or ethnically diverse directors.
4. The director is a public company CEO who sits on more than two unaffiliated public company boards.
5. The director, other than a CEO, sits on more than five unaffiliated public company boards.
Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:
1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.
2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.
3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.
B. Contested Director Elections
On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds' assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:
1. Management's track record and strategic plan for enhancing shareholder value;
2. The long-term performance of the company compared to its industry peers; and
3. The qualifications of the shareholder's and management's nominees.
Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.
C. Cumulative Voting Rights
Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.
D. Classified Boards
A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board's adoption of a classified board structure and support declassification of existing boards.
E. Independent Chairperson
In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.
F. Majority Voting in Director Elections
In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company's board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.
G. Proxy Access
Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company's proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company's shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.
H. Indemnification of Directors and Officers
In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).
III. Compensation
Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.
A. Equity Compensation Plans
Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:
1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate ("burn rate") considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.
2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.
3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.
As to stock option plans, considerations include the following:
1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.
2. Re-pricing: An "out-of-the-money" (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.
Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:
1. Whether the proposal excludes senior management and directors;
2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;
3. The company's relative performance compared to other companies within the relevant industry or industries;
4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and
5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.
B. Employee Stock Purchase Plans
These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing "best practices" in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.
IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote
Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:
- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;
- The alignment of executive compensation and company performance relative to peers; and
- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.
When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.
A. Compensation Committee
Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.
Fidelity will oppose the election of directors on the compensation committee if:
1.The compensation appears misaligned with shareholder interests or is otherwise problematic and results in concerns with:
a)The alignment of executive compensation and company performance relative to peers; and
b)The structure of the compensation program, including factors outlined above under the section entitled Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote.
2. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.
3. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:
a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or
b) Adopted or extended a golden parachute.
B. Executive Severance Agreements
Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as "golden parachutes." Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
V. Environmental and Social Issues
Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate consideration of human and natural capital issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund's investment objective and strategies.
Fidelity generally considers management's recommendation and current practice when voting on shareholder proposals concerning human and natural capital issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Fidelity evaluates shareholder proposals concerning natural and human capital topics. To engage and vote more effectively on the growing number of submitted proposals on these topics, we developed a four-point decision-making framework. In general, Fidelity will more likely support proposals that:
•Address a topic that our research has identified as financially material;
•Provide disclosure of new or additional information to investors, improving transparency;
•Provide value to the business or investors by improving the landscape of investment-decision relevant information or contributing to our understanding of a company's processes and governance of the topic in question; and
•Are realistic or practical for the company to comply with.
VI. Anti-Takeover Provisions and Shareholders Rights Plans
Fidelity generally will oppose a proposal to adopt an anti-takeover provision.
Anti-takeover provisions include:
- classified boards;
- "blank check" preferred stock (whose terms and conditions may be expressly determined by the company's board, for example, with differential voting rights);
- golden parachutes;
- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);
- poison pills;
- restricting the right to call special meetings;
- provisions restricting the right of shareholders to set board size; and
- any other provision that eliminates or limits shareholder rights.
A. Shareholders Rights Plans ("poison pills")
Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.
Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:
1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;
2. Is integral to a business strategy that is expected to result in greater value for the shareholders;
3. Requires shareholder approval to be reinstated upon expiration or if amended;
4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and
5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.
Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.
B. Shareholder Ability to Call a Special Meeting
Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.
C. Shareholder Ability to Act by Written Consent
Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.
D. Supermajority Shareholder Vote Requirement
Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.
VII. Anti-Takeover Provisions and Director Elections
Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.
Fidelity will consider supporting the election of directors with respect to poison pills if:
- All of the poison pill's features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.
- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.
- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.
VIII. Capital Structure and Incorporation
These guidelines are designed to protect shareholders' value in the companies in which the Fidelity funds invest. To the extent a company's management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.
A. Increases in Common Stock
Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.
In the case of REITs, however, Fidelity will oppose a provision to increase the REIT's authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.
B. Multi-Class Share Structures
Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.
C. Incorporation or Reincorporation in another State or Country
Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.
IX. Shares of Fidelity Funds or other non-Fidelity Funds
When a Fidelity fund invests in an underlying Fidelity fund with public shareholders or a non-Fidelity investment company or business development company, Fidelity will generally vote in the same proportion as all other voting shareholders of the underlying fund (this is known as "echo voting"). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals, except where not permitted under applicable laws and regulations.
X. Foreign Markets
Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.
In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.
XI. Securities on Loan
Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.
XII. Avoiding Conflicts of Interest
Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.
Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.
XIII. Conclusion
Since its founding more than 75 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.
Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.
Glossary
  Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.
                    - For a large-capitalization company, burn rate higher than 1.5%.
                    - For a small-capitalization company, burn rate higher than 2.5%.
             - For a micro-capitalization company, burn rate higher than 3.5%.
  Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
  Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.
  Micro-capitalization company means a company with market capitalization under US $300 million.
  Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.
  Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

T. ROWE PRICE ASSOCIATES, INC. AND CERTAIN OF ITS INVESTMENT ADVISER AFFILIATES
PROXY VOTING POLICIES AND PROCEDURES
RESPONSIBILITY TO VOTE PROXIES
T. Rowe Price Associates, Inc. and certain of its investment adviser affiliates 1 (collectively, "T. Rowe Price") have adopted these Proxy Voting Policies and Procedures ("Policies and Procedures") for the purpose of establishing formal policies and procedures for performing and documenting their fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.
T. Rowe Price recognizes and adheres to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the "Price Funds") as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.
 One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management's with respect to the company's day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company's management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company's public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and - most importantly - our investment professionals' views in making voting decisions.  T. Rowe Price investment personnel do not coordinate with investment personnel of its affiliated investment adviser, TRPIM, with respect to proxy voting decisions.
T. Rowe Price seeks to vote all of its clients' proxies.  In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client's best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

ADMINISTRATION OF POLICIES AND PROCEDURES
Environmental, Social and Governance Investing Committee. T. Rowe Price's Environmental, Social and Governance Investing Committee ("TRPA ESG Investing Committee" or the "Committee) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund's Investment Advisory Committee or the advisory client's portfolio manager.  The Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.
  Global Proxy Operations Team . The Global Proxy Operations team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.
Governance Team . Our Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.
Responsible Investment Team . Our Responsible Investment team oversees the integration of environmental and social factors into our investment processes across asset classes. In formulating vote recommendations for matters of an environmental or social nature, the Governance team frequently consults with the appropriate sector analyst from the Responsible Investment team.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED
In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS do not include automated processing of votes on our behalf using the ISS Benchmark Policy recommendations. Instead, in order to reflect T. Rowe Price's issue-by-issue voting guidelines as approved each year by the TRPA ESG Investing Committee, ISS maintains and implements custom voting policies for the Price Funds and other advisory client accounts.
Meeting Notification
T. Rowe Price utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles our clients' holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.
Vote Determination
Each day, ISS delivers into T. Rowe Price's customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.
Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the TRPA ESG Investing Committee. Others review the customized vote recommendations and approve them before the votes are cast. Portfolio managers have access to current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Global Proxy Operations team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.
T. Rowe Price Voting Guidelines
Specific proxy voting guidelines have been adopted by the TRPA ESG Investing Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com/esgpolicy.
Global Portfolio Companies
The TRPA ESG Investing Committee has developed custom international proxy voting guidelines based on our proxy advisor's general global policies, regional codes of corporate governance, and our own views as investors in these markets.  We apply a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of a single set of policies is not appropriate for all markets.
Fixed Income and Passively Managed Strategies
Proxy voting for our fixed income and indexed portfolios is administered by the Global Proxy Operations team using T. Rowe Price's guidelines as set by the TRPA ESG Investing Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.
Shareblocking
Shareblocking is the practice in certain countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price's policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.
Securities on Loan
The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price's policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.
Monitoring and Resolving Conflicts of Interest
The TRPA ESG Investing Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price's voting guidelines are predetermined by the Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager's voting rationale appears reasonable. The Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company's securities) could have influenced an inconsistent vote on that company's proxy. Issues raising potential conflicts of interest are referred to designated members of the Committee for immediate resolution prior to the time T. Rowe Price casts its vote.
With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics and Conduct requires all employees to avoid placing themselves in a "compromising position" in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item.  In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Fund).
Limitations on Voting Proxies of Banks
T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the "FRB Relief") which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a "Bank"), not to exceed a 15% aggregate beneficial ownership maximum in such Bank.  One such condition affects the manner in which T. Rowe Price will vote its clients' shares of a Bank in excess of 10% of the Bank's total voting stock ("Excess Shares").  The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as "mirror voting," or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted.  With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients' shares are Excess Shares on a pro rata basis across all of its clients' portfolios for which T. Rowe Price has the power to vote proxies. 2

REPORTING, RECORD RETENTION AND OVERSIGHT
The TRPA ESG Investing Committee, and certain personnel under the direction of the Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price's proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price's proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm's staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.
T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.

1 This document is not applicable to T. Rowe Price Investment Management, Inc. ("TRPIM").  TRPIM votes proxies independently from the other T. Rowe Price-related investment advisers and has adopted its own proxy voting policy.
2 The FRB Relief and the process for voting of Excess Shares described herein apply to the aggregate beneficial ownership of T. Rowe Price and TRPIM.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES
The fund has entered into a distribution agreement with Fidelity Distributors Company LLC (FDC), an affiliate of Strategic Advisers. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc.
The fund's distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered.
Promotional and administrative expenses in connection with the offer and sale of shares are paid by Strategic Advisers.
The Trustees have approved a Distribution and Service Plan with respect to shares of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule).
The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule.
The Plan, as approved by the Trustees, allows shares of the fund and/or Strategic Advisers to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.
The Plan adopted for the fund or class, as applicable, is described in the prospectus.
Under the Plan, if the payment of management fees by the fund to Strategic Advisers is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan.
The Plan specifically recognizes that Strategic Advisers may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, the Plan provides that Strategic Advisers, directly or through FDC, may pay significant amounts to intermediaries that provide those services.
Currently, the Board of Trustees has authorized such payments for shares of the fund.
Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund or class, as applicable, and its shareholders.
In particular, the Trustees noted that the Plan does not authorize payments by shares of the fund other than those made to Strategic Advisers under its management contract with the fund.
To the extent that the Plan gives Strategic Advisers and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result.
Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.
TRANSFER AND SERVICE AGENT AGREEMENTS
The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of Strategic Advisers, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.
For providing transfer agency services, FIIOC receives no fees from the fund; however, each underlying Fidelity® fund pays its respective transfer agent (either FIIOC or an affiliate of FIIOC) fees based, in part, on the number of positions in and/or assets of the fund invested in such underlying Fidelity® fund. Strategic Advisers or an affiliate of Strategic Advisers will bear the costs of the transfer agency services with respect to assets managed by one or more sub-advisers and assets invested in non-affiliated ETFs under the terms of an agreement between Strategic Advisers and FIIOC.
FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.
FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
The fund has entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of Strategic Advisers   (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.
Strategic Advisers or its affiliate bears the cost of pricing and bookkeeping services under the terms of an agreement between Strategic Advisers and FSC.

SECURITIES LENDING
During the fiscal year, the securities lending agent, or the investment adviser (where the fund does not use a securities lending agent) monitors loan opportunities for the fund, negotiates the terms of the loans with borrowers, monitors the value of securities on loan and the value of the corresponding collateral, communicates with borrowers and the fund's custodian regarding marking to market the collateral, selects securities to be loaned and allocates those loan opportunities among lenders, and arranges for the return of the loaned securities upon the termination of the loan. Income and fees from securities lending activities for the fiscal year ended May 31, 2023, are shown in the following table:
Security Lending Activities	Fund(s)
Strategic Advisers® Short Duration Fund
Gross income from securities lending activities	$1,649,119
Fees paid to securities lending agent from a revenue split	$0
Administrative fees	$0
Rebate (paid to borrower)	$1,475,277
Other fees not included in the revenue split (lending agent fees to NFS)	$16,416
Aggregate fees/compensation for securities lending activities	$1,491,692
Net income from securities lending activities	$157,427

A fund does not pay cash collateral management fees, separate indemnification fees, or other fees not reflected above.

DESCRIPTION OF THE TRUST
Trust Organization.
Strategic Advisers® Short Duration Fund is a fund of Fidelity Rutland Square Trust II, an open-end management investment company created under an initial trust instrument dated March 8, 2006.
The Trustees are permitted to create additional funds in the trust and to create additional classes of a fund.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.
Shareholder Liability. The trust is a statutory trust organized under Delaware law. Delaware law provides that, except to the extent otherwise provided in the Trust Instrument, shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of Delaware. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust. The Trust Instrument provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Trust Instrument further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.
The Trust Instrument provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Trust Instrument also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and a fund is unable to meet its obligations. Strategic Advisers LLC believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.
Voting Rights. The fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.
The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.
The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of a trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of a trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.
Custodians.
State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, is custodian of the assets of the fund.
The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies.
The Bank of New York Mellon, headquartered in New York, also may serve as special purpose custodian of certain assets in connection with repurchase agreement transactions.
From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.
Strategic Advisers, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by Strategic Advisers. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of the fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
Independent Registered Public Accounting Firm.
PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for the fund and provides other audit, tax, and related services.

FUND HOLDINGS INFORMATION
The fund views holdings information as sensitive and limits its dissemination. The Board authorized Strategic Advisers, in consultation with FMR, to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.
Other registered investment companies that are advised or sub-advised by Strategic Advisers or a sub-adviser may be subject to different portfolio holdings disclosure policies, and neither Strategic Advisers nor the Board exercises control over such policies or disclosure. In addition, separate account clients of Strategic Advisers and the sub-advisers have access to their portfolio holdings and are not subject to the fund's portfolio holdings disclosure policies. Some of the funds that are advised or sub-advised by Strategic Advisers or a sub-adviser and some of the separate accounts managed by Strategic Advisers or a sub-adviser have investment objectives and strategies that are substantially similar or identical to the fund's and, therefore, potentially substantially similar, and in certain cases nearly identical, portfolio holdings as the fund.
The fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after month-end).
The fund will provide its top mutual fund positions (if any) on Fidelity's web site (i) monthly, 30 days after month-end, and (ii) quarterly, 15 or more days after the quarter-end.
Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.
The fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of the fund.
FMR's Disclosure Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity ® fund prior to such fund's public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.
Disclosure of non-public portfolio holdings information for a Fidelity ® fund's portfolio may only be provided pursuant to the guidelines below.
The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity ® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons Strategic Advisers believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: the fund's trustees; the fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by the fund and in connection with redemptions in kind.
Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by Strategic Advisers, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. Strategic Advisers relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.
At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial holdings daily, on the next business day) and MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day).
Strategic Advisers, its affiliates, or the fund will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the fund's SAI.
There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.
FINANCIAL STATEMENTS
The fund's financial statements and financial highlights for the fiscal year ended May 31, 2023, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference.
Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies in which the fund has invested, if and to the extent it is permitted to do so.
Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.
APPENDIX
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2023 FMR LLC. All rights reserved.
Fund	Ticker
Strategic Advisers® Tax-Sensitive Short Duration Fund	FGNSX

Fund of Fidelity Rutland Square Trust II

STATEMENT OF ADDITIONAL INFORMATION

July 29, 2023

Offered exclusively to certain clients of Strategic Advisers LLC (Strategic Advisers) or its affiliates - not available for sale to the general public.
This Statement of Additional Information (SAI) is not a prospectus. Portions of the fund's annual report are incorporated herein. The annual report(s) are supplied with this SAI.
To obtain a free additional copy of a prospectus or SAI, dated July 29, 2023, or an annual report, please call Fidelity at 1-800-544-3455 or visit Fidelity's web site at www.fidelity.com.
For more information on any Fidelity ® fund, including charges and expenses, call Fidelity at the number indicated above for a free prospectus. Read it carefully before investing or sending money.
245 Summer Street, Boston, MA 02210
TSS-PTB-0723
1.9885902.106

INVESTMENT POLICIES AND LIMITATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING AND SELLING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACT
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT AGREEMENTS
DESCRIPTION OF THE TRUST
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information (SAI) are not fundamental and may be changed without shareholder approval.
The following are the fund's fundamental investment limitations set forth in their entirety.
Diversification
The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.
For purposes of the fund's diversification limitation discussed above, Strategic Advisers LLC (Strategic Advisers) identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, Strategic Advisers will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
For purposes of the fund's diversification limitation discussed above, Strategic Advisers does not consider traditional bond insurance to be a separate security or the insurer to be a separate issuer. Therefore, the diversification limitation does not limit the percentage of fund assets that may be invested in securities insured by a single bond insurer.
Senior Securities
The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.
Borrowing
The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.
Underwriting
The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.
Concentration
The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry (provided that investments in other investment companies shall not be considered an investment in any particular industry for purposes of this investment limitation).
For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Strategic Advisers LLC (Strategic Advisers) looks through to the U.S. Government securities.
For purposes of the fund's concentration limitation discussed above, Strategic Advisers or an affiliate may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by Strategic Advisers does not assign a classification.
Real Estate
The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).
Commodities
The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).
Loans
The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.
Short Sales
The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts, options, and swaps are not deemed to constitute selling securities short.
Margin Purchases
The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
Borrowing
The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which Strategic Advisers or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).
Illiquid Securities
The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.
To the extent that the fund acquires the shares of an underlying fund in accordance with Section 12(d)(1)(F) of the 1940 Act, the underlying fund is not obligated to redeem its shares in an amount exceeding 1% of its shares outstanding during any period of less than 30 days. Those underlying fund shares will not be treated as illiquid securities for purposes of the fund's illiquid securities limitation described above to the extent that the fund is able to dispose of such securities by distributing them in kind to redeeming shareholders. (See "Investment Policies and Limitations - Securities of Other Investment Companies.")
Loans
The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

In addition to the fund's fundamental and non-fundamental investment limitations discussed above:
In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
For the fund's policies and limitations on futures and options transactions, see "Investment Policies and Limitations - Futures, Options, and Swaps."
Notwithstanding the foregoing investment limitations, the underlying funds in which the fund may invest have adopted certain investment limitations that may be more or less restrictive than those listed above, thereby permitting the fund to engage indirectly in investment strategies that are prohibited under the investment limitations listed above. The investment limitations of each underlying fund are set forth in its registration statement.
In accordance with its investment program as set forth in the prospectus, the fund may invest more than 25% of its assets in any one underlying Fidelity ® fund. Although the fund does not intend to concentrate its investments in a particular industry, the fund may indirectly concentrate in a particular industry or group of industries through its investments in one or more underlying funds.

The following pages contain more detailed information about types of instruments in which the fund may invest, techniques the fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. The fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, the fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.
Strategic Advisers® Tax-Sensitive Short Duration Fund may have exposure to instruments, techniques, and risks either directly or indirectly through an investment in an underlying fund. An underlying fund may invest in the same or other types of instruments and its adviser may employ the same or other types of techniques. Strategic Advisers® Tax-Sensitive Short Duration Fund's performance will be affected by the instruments, techniques, and risks associated with an underlying fund, in proportion to the amount of assets that the fund allocates to that underlying fund.
On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "a fund" or "the fund" may relate to Strategic Advisers® Tax-Sensitive Short Duration Fund or an underlying fund, and references to "an adviser" or "the adviser" may relate to Strategic Advisers (or its affiliates) or a sub-adviser of Strategic Advisers® Tax-Sensitive Short Duration Fund, or an adviser of an underlying fund.
Asset-Backed Securities represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.
Collateralized Loan Obligations (CLO) are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses. For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO trust typically have higher ratings and lower yields than their underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by a fund as illiquid securities, however an active dealer market may exist allowing them to qualify for Rule 144A transactions.
Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity ® funds and other advisory clients only) shares of Fidelity ® Central funds. Generally, these securities offer less potential for gains than other types of securities. A municipal fund's uninvested cash may earn credits that reduce fund expenses.
Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity ® funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but generally do not pay additional management fees. The investment results of the portions of a Fidelity ® fund's assets invested in the Central funds will be based upon the investment results of those funds.
Commodity Futures Trading Commission (CFTC) Notice of Exclusion. The Adviser, on behalf of the Fidelity® fund to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. As of the date of this SAI, the adviser does not expect to register as a CPO of the fund. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.
Debt Securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.
Disruption to Financial Markets and Related Government Intervention. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of events such as the 2008 economic downturn led the U.S. Government and other governments to take a number of then-unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments in unpredictable ways.
Similarly, widespread disease including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent a fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact a fund's ability to achieve its investment objective, and (iii) may exacerbate the risks discussed elsewhere in a fund's registration statement, including political, social, and economic risks.
The value of a fund's portfolio is also generally subject to the risk of future local, national, or global economic or natural disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it remains uncertain that the U.S. Government or foreign governments will intervene in response to current or future market disturbances and the effect of any such future intervention cannot be predicted.
Dollar-Weighted Average Maturity is derived by multiplying the value of each security by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
Under certain circumstances, a fund may invest in nominally long-term securities that have maturity-shortening features of shorter-term securities, and the maturities of these securities may be deemed to be earlier than their ultimate maturity dates by virtue of an existing demand feature or an adjustable interest rate. Under other circumstances, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the prerefunded bond is considered to be the number of days to the announced call date of the bonds.
Duration is a measure of a bond's price sensitivity to a change in its yield. For example, if a bond has a 5-year duration and its yield rises 1%, the bond's value is likely to fall about 5%. Similarly, if a bond fund has a 5-year average duration and the yield on each of the bonds held by the fund rises 1%, the fund's value is likely to fall about 5%. For funds with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance will likely differ from the example.
Exchange Traded Funds (ETFs) are shares of other investment companies, commodity pools, or other entities that are traded on an exchange. Assets underlying the ETF shares may consist of stocks, bonds, commodities, or other instruments, depending on an ETF's investment objective and strategies. An ETF may seek to replicate the performance of a specific index or may be actively managed.
Typically, shares of an ETF that tracks an index are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called "short ETFs" or "bear ETFs"), ETF shares are expected to increase in value as the value of the underlying benchmark decreases. Inverse ETFs seek to deliver the opposite of the performance of the benchmark they track and are often marketed as a way for investors to profit from, or at least hedge their exposure to, downward moving markets. Investments in inverse ETFs are similar to holding short positions in the underlying benchmark.
ETF shares are redeemable only in large blocks of shares often called "creation units" by persons other than a fund, and are redeemed principally in-kind at each day's next calculated net asset value per share (NAV). ETFs typically incur fees that are separate from those fees incurred directly by a fund. A fund's purchase of ETFs results in the layering of expenses, such that the fund would indirectly bear a proportionate share of any ETF's operating expenses. Further, while traditional investment companies are continuously offered at NAV, ETFs are traded in the secondary market (e.g., on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios.
Some of the risks of investing in an ETF that tracks an index are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF's underlying assets to the index or other benchmark); and the risk that because an ETF that tracks an index is not actively managed, it cannot sell stocks or other assets as long as they are represented in the index or other benchmark. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAV and the risk that the ETFs may not be liquid. ETFs also may be leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns (or decline, in the case of inverse ETFs) of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged and inverse ETFs "reset" daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged and inverse ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.
Exchange Traded Notes (ETNs) are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines aspects of both bonds and ETFs. An ETN's returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs typically do not make periodic interest payments and principal typically is not protected.
ETNs also incur certain expenses not incurred by their applicable index. The market value of an ETN is determined by supply and demand, the current performance of the index or other reference asset, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their intraday indicative value. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN's share trades at a premium or discount to its NAV. Some ETNs that use leverage in an effort to amplify the returns of an underlying index or other reference asset can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.
Funds of Funds and Other Large Shareholders. Certain Fidelity ® funds and accounts (including funds of funds) invest in other funds ("underlying funds") and, as a result, may at times have substantial investments in one or more underlying funds.
An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund's shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund's shares.
When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity ® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time.
Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.
Strategic Advisers® Tax-Sensitive Short Duration Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.
The policies and limitations regarding the fund's investments in futures contracts, options, and swaps may be changed as regulatory agencies permit.
The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.
Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant, when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's NAV. The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the futures commission merchant of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the futures commission merchant's other customers, potentially resulting in losses to the fund.
There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.
Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.
Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.
Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.
Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or over-the-counter (OTC). The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.
The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to a futures commission merchant as described above for futures contracts.
If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in price increases and, if a call writer does not hold the underlying instrument, a call writer's loss is theoretically unlimited.
Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.
There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value.
Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.
Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."
Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.
Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.
Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), asset swaps (e.g., where parties combine the purchase or sale of a bond with an interest rate swap), total return swaps, and credit default swaps. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member futures commission merchant may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. However, regulators have adopted rules imposing certain margin requirements, including minimums, on certain uncleared swaps which could reduce the distinction.
A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.
In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.
Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller.
If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity ® fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. This risk for cleared swaps is generally lower than for uncleared swaps since the counterparty is a clearinghouse, but there can be no assurance that a clearinghouse or its members will satisfy its obligations.
A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.
Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.
Hybrid and Preferred Securities. A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.
The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.
Illiquid Investments means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund. Illiquid securities may include (1) repurchase agreements maturing in more than seven days without demand/redemption features, (2) OTC options and certain other derivatives, (3) private placements, (4) securities traded on markets and exchanges with structural constraints, and (5) loan participations.
Under the supervision of the Board of Trustees, a Fidelity ® fund's adviser classifies the liquidity of a fund's investments and monitors the extent of a fund's illiquid investments.
Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.
Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment's liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund's investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.
Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has, at times, grown rapidly. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.
A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.
One rating service has, in the past, lowered its long-term sovereign credit rating on the United States. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by a rating service's decision to downgrade the long-term sovereign credit rating of the United States.
Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.
Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.
Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.
Inflation-protected securities, for example, can be indexed to a measure of inflation, such as the Consumer Price Index (CPI).
The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
Insolvency of Issuers, Counterparties, and Intermediaries. Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.
As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.
If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.
Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), a Fidelity ® fund may lend money to, and borrow money from, other funds advised by Fidelity Management & Research Company LLC (FMR) or its affiliates. Municipal funds currently intend to participate in this program only as borrowers. A Fidelity ® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity ® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.
Inverse Floaters have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels - rising when prevailing short-term interest rates fall, and falling when short-term interest rates rise. The prices of inverse floaters can be considerably more volatile than the prices of other investments with comparable maturities and/or credit quality.
Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.
Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand. A fund may acquire loans by buying an assignment of all or a portion of the loan from a lender or by purchasing a loan participation from a lender or other purchaser of a participation.
Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Different types of assets may be used as collateral for a fund's loans and there can be no assurance that a fund will correctly evaluate the value of the assets collateralizing the fund's loans. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In any restructuring or bankruptcy proceedings relating to a borrower funded by a fund, a fund may be required to accept collateral with less value than the amount of the loan made by the fund to the borrower. Direct indebtedness of foreign countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Loans and other types of direct indebtedness (which a fund may originate, acquire or otherwise gain exposure to) may not be readily marketable and may be subject to restrictions on resale. Some indebtedness may be difficult to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a fund's net asset value than if that value were based on readily available market quotations, and could result in significant variations in a fund's daily share price. Some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.
Direct lending and investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the lender/purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In the event of a default by the borrower, a fund may have difficulty disposing of the assets used as collateral for a loan. In addition, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest. Direct loans are typically not administered by an underwriter or agent bank. The terms of direct loans are negotiated with borrowers in private transactions. Direct loans are not publicly traded and may not have a secondary market.
A fund may seek to dispose of loans in certain cases, to the extent possible, through selling participations in the loan. In that case, a fund would remain subject to certain obligations, which may result in expenses for a fund and certain additional risks.
Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate lenders/purchasers, including a fund, to make additional cash payments on demand. These commitments may have the effect of requiring a lender/purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.
In the process of originating, buying, selling and holding loans, a fund may receive and/or pay certain fees. These fees are in addition to the interest payments received and may include facility, closing or upfront fees, commitment fees and commissions. A fund may receive or pay a facility, closing or upfront fee when it buys or sells a loan. A fund may receive a commitment fee throughout the life of the loan or as long as the fund remains invested in the loan (in addition to interest payments) for any unused portion of a committed line of credit. Other fees received by the fund may include prepayment fees, covenant waiver fees, ticking fees and/or modification fees. Legal fees related to the originating, buying, selling and holding loans may also be borne by the fund (including legal fees to assess conformity of a loan investment with 1940 Act provisions).
When engaging in direct lending, if permitted by its investment policies, a fund's performance may depend, in part, on the ability of the fund to originate loans on advantageous terms. A fund may compete with other lenders in originating and purchasing loans. Increased competition for, or a diminished available supply of, qualifying loans could result in lower yields on and/or less advantageous terms for such loans, which could reduce fund performance.
For a Fidelity ® fund that limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
If permitted by its investment policies, a fund may also obtain exposure to the lending activities described above indirectly through its investments in underlying Fidelity ® funds or other vehicles that may engage in such activities directly.
Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
Low or Negative Yielding Securities. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including Japan and some European countries, are at or near historically low levels. Japan and those European countries have, from time to time, experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk for the markets as a whole and for the funds. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent a fund is exposed to such interest rates.
Money Market Securities are high-quality, short-term obligations. Money market securities may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a fund.
Municipal Insurance. A municipal bond may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).
Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal bond in the event of default by the issuer, and cover a municipal bond to its maturity, typically enhancing its credit quality and value.
Municipal bond insurance does not insure against market fluctuations or fluctuations in a fund's share price. In addition, a municipal bond insurance policy will not cover: (i) repayment of a municipal bond before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal bond issue whereby part of the municipal bond issue may be retired before maturity.
Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, not all of which have the highest credit rating, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole. Ratings of insured bonds reflect the credit rating of the insurer, based on the rating agency's assessment of the creditworthiness of the insurer and its ability to pay claims on its insurance policies at the time of the assessment. While the obligation of a municipal bond insurance company to pay a claim extends over the life of an insured bond, there is no assurance that municipal bond insurers will meet their claims. A higher-than-anticipated default rate on municipal bonds or in connection with other insurance the insurer provides could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders.
Strategic Advisers may decide to retain an insured municipal bond that is in default, or, in Strategic Advisers' view, in significant risk of default. While a fund holds a defaulted, insured municipal bond, the fund collects interest payments from the insurer and retains the right to collect principal from the insurer when the municipal bond matures, or in connection with a mandatory sinking fund redemption.
Municipal Leases and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, a fund will not hold these obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the purchaser a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the issue.
Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. If a municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.
Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected, and the Trustees would reevaluate the fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund.
Municipal securities may be susceptible to downgrade, default, and bankruptcy, particularly during economic downturns. Factors affecting municipal securities include the budgetary constraints of local, state, and federal governments upon which the municipalities issuing municipal securities may be relying for funding, as well as lower tax collections, fluctuations in interest rates, and increasing construction costs. Municipal securities are also subject to the risk that the perceived likelihood of difficulties in the municipal securities markets could result in increased illiquidity, volatility, and credit risk. Certain municipal issuers may be unable to obtain additional financing through, or be required to pay higher interest rates on, new issues, which may reduce revenues available for these municipal issuers to pay existing obligations. In addition, certain municipal issuers may be unable to issue or market securities, resulting in fewer investment opportunities for funds investing in municipal securities.
Education. In general, there are two types of education-related bonds: those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.
Electric Utilities. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.
Health Care. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.
Housing. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.
Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.
Water and Sewer. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.
Put Features entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.
Real Estate Investment Trusts (REITs). REITs issue debt securities to fund the purchase and/or development of commercial properties. The value of these debt securities may be affected by changes in the value of the underlying property owned by the trusts, the creditworthiness of the trusts, interest rates, and tax and regulatory requirements. REITs are dependent upon management skill and the cash flow generated by the properties owned by the trusts. REITs are at the risk of the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.
Refunding Contracts. Securities may be purchased on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and a purchaser to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A purchaser generally will not be obligated to pay the full purchase price if the issuer fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer. A purchaser may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract.
Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity ® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.
Restricted Securities (including Private Placements) are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities, including private placements of private and public companies, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.
Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity ® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage. Under SEC requirements, a fund needs to aggregate the amount of indebtedness associated with its reverse repurchase agreements and similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions.
SEC Rule 18f-4.   In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies (the "rule"). Subject to certain exceptions, the rule requires the funds to trade derivatives and certain other transactions that create future payment or delivery obligations subject to a value-at-risk (VaR) leverage limit and to certain derivatives risk management program, reporting and board oversight requirements. Generally, these requirements apply to any fund engaging in derivatives transactions unless a fund satisfies a "limited derivatives users" exception, which requires the fund to limit its gross notional derivatives exposure (with certain exceptions) to 10% of its net assets and to adopt derivatives risk management procedures. Under the rule, when a fund trades reverse repurchase agreements or similar financing transactions, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions. The SEC also provided guidance in connection with the final rule regarding the use of securities lending collateral that may limit securities lending activities. In addition, under the rule, a fund may invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that (i) the fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the "Delayed-Settlement Securities Provision"). A fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the fund treats any such transaction as a derivatives transaction for purposes of compliance with the rule. Furthermore, under the rule, a fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the funds to use derivatives, short sales, reverse repurchase agreements and similar financing transactions, and the other relevant transactions as part of its investment strategies. These requirements also may increase the cost of the fund's investments and cost of doing business, which could adversely affect investors.
Securities of Other Investment Companies , including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies such as mutual funds and ETFs, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies (including investment companies managed by affiliates of Strategic Advisers) involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses, unless such fees have been waived by Strategic Advisers. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market. Similarly, ETFs trade on a securities exchange and may trade at a premium or a discount to their NAV.
The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.
A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, Strategic Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.
Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.
Special Purpose Acquisition Companies (SPACs). A fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool money to seek potential acquisition opportunities. SPACs are collective investment structures formed to raise money in an initial public offering for the purpose of merging with or acquiring one or more operating companies (the "de-SPAC Transaction"). Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. In connection with a de-SPAC Transaction, the SPAC may complete a PIPE (private investment in public equity) offering with certain investors. A fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its de-SPAC Transaction.
Because SPACs do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC's management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. An investment in a SPAC is subject to a variety of risks, including that (i) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (ii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (iii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; (iv) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the fund believes is the SPAC interest's intrinsic value; (v) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of shareholders; (vi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (vii) the warrants or other rights with respect to the SPAC held by a fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (viii) a fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; and (ix) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction.
Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold, but only pursuant to an effective registration statement or other exemption from registration. The securities issued by a SPAC, which are typically traded either in the over-the-counter market or on an exchange, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.
Standby Commitments are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund may acquire standby commitments to enhance the liquidity of portfolio securities.
Ordinarily a fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.
Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. An adviser may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by a letter of credit. In evaluating a foreign bank's credit, an adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.
Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not generally marketable; and the possibility that the maturities of the underlying securities may be different from those of the commitments.
Structured Securities (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.
Temporary Defensive Policies. In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If a fund does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.
Strategic Advisers® Tax-Sensitive Short Duration Fund reserves the right to invest without limitation in investment-grade money market or short-term debt instruments, to hold a substantial amount of uninvested cash, or to invest in federally taxable obligations to a greater extent than normally contemplated by the fund's "tax-sensitive" strategy for temporary, defensive purposes.
Tender Option Bonds are created by depositing intermediate- or long-term, fixed-rate or variable rate, municipal bonds into a trust and issuing two classes of trust interests (or "certificates") with varying economic interests to investors. Holders of the first class of trust interests, or floating rate certificates, receive tax-exempt interest based on short-term rates and may tender the certificate to the trust at par. As consideration for providing the tender option, the trust sponsor (typically a bank, broker-dealer, or other financial institution) receives periodic fees. The trust pays the holders of the floating rate certificates from proceeds of a remarketing of the certificates or from a draw on a liquidity facility provided by the sponsor. A fund investing in a floating rate certificate effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The floating rate certificate is typically an eligible security for money market funds. Holders of the second class of interests, sometimes called the residual income certificates, are entitled to any tax-exempt interest received by the trust that is not payable to floating rate certificate holders, and bear the risk that the underlying municipal bonds decline in value. In selecting tender option bonds, FMR will consider the creditworthiness of the issuer of the underlying bond deposited in the trust, the experience of the custodian, and the quality of the sponsor providing the tender option. In certain instances, the tender option may be terminated if, for example, the issuer of the underlying bond defaults on interest payments.
Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity ® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.
If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the fund when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank account overnight. Any risks associated with such an account are investment risks of the fund. The fund faces the risk of loss of these balances if the bank becomes insolvent.
Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality, sometimes subject to a cap or floor on such rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. For purposes of determining the maximum maturity of a variable or floating rate security, a fund's adviser may take into account normal settlement periods.
In addition to other interbank offered rates (IBORs), the most common benchmark rate for floating rate securities is London Interbank Offered Rate (LIBOR), which is the rate of interest offered on short-term interbank deposits, as determined by trading between major international banks. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other IBORs were susceptible to manipulation. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of U.S. dollar overnight borrowings) and the Sterling Overnight Index Average rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until at least mid-2023. In addition, the United Kingdom Financial Conduct Authority (FCA) has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Although the transition process away from IBORs has become increasingly well-defined, any potential effects of a transition away from the IBORs on a fund and the financial instruments in which it invests can be difficult to ascertain, and may depend on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts; (ii) the effect of new legislation relating to the discontinuation of LIBOR and the use of replacement rates, and (iii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Moreover, certain aspects of the transition from IBORs will rely on the actions of third-party market participants, such as clearing houses, trustees, administrative agents, asset servicers and certain service providers; the Adviser cannot guarantee the performance of such market participants and any failure on the part of such market participants to manage their part of the IBOR transition could impact a fund. Such transition may result in a reduction in the value of IBOR-based instruments held by a fund, a reduction in the effectiveness of certain hedging transactions and increased illiquidity and volatility in markets that currently rely on an IBOR to determine interest rates, any of which could adversely impact the fund's performance.
In many instances bonds and participation interests have tender options or demand features that permit the holder to tender (or put) the bonds to an institution at periodic intervals and to receive the principal amount thereof. Variable rate instruments structured in this fashion are considered to be essentially equivalent to other variable rate securities. The IRS has not ruled whether the interest on these instruments is tax-exempt. Fixed-rate bonds that are subject to third-party puts and participation interests in such bonds held by a bank in trust or otherwise may have similar features.
When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.
When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.
A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.
Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.
In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.
Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund's service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund's manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund's ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.
While a fund's service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

PORTFOLIO TRANSACTIONS
To the extent that Strategic Advisers grants investment management authority over an allocated portion of the fund's assets to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section.
Orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Strategic Advisers (either directly or through its affiliates) or a sub-adviser, pursuant to authority contained in the management contract and the respective sub-advisory agreement.
Strategic Advisers or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.
The fund will not incur any commissions or sales charges when it invests in affiliated mutual funds, but it may incur such costs when it invests in non-affiliated funds and when it invests directly in other types of securities, including ETFs.
Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.
Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.
The Trustees of the  fund periodically review Strategic Advisers' and its affiliates' and each sub-adviser's performance of their respective responsibilities in connection with the placement of portfolio securities transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.
Strategic Advisers.
The Selection of Securities Brokers and Dealers
Strategic Advisers or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) to place or execute the fund's portfolio securities transactions. In selecting brokers, including affiliates of Strategic Advisers, to execute the fund's portfolio securities transactions, Strategic Advisers or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to Strategic Advisers' or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, Strategic Advisers or its affiliates may choose to execute an order using ECNs including broker-sponsored algorithmics, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors include, but are not limited to, the following: price; costs; the size, nature and type of order; the speed of executions; financial condition and reputation of the broker; broker specific considerations (e.g., not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; and the potential for information leakage; the nature or existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.
The trading desks through which Strategic Advisers or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities.
In seeking best execution for portfolio securities transactions, Strategic Advisers or its affiliates may from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. Strategic Advisers or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. Occasionally, Strategic Advisers or its affiliates execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of Strategic Advisers or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. Strategic Advisers or its affiliates execute futures transactions electronically.
The Acquisition of Brokerage and Research Products and Services
Strategic Advisers does not maintain a soft dollar program. Some sub-advisers to the fund use soft dollar or other commission-sharing arrangements in connection with transactions effected for the fund. In those cases, sub-advisers could, pursuant to their policies and procedures, allocate brokerage transactions of the fund to brokers in exchange for research-related or brokerage-related goods or services, provided that such arrangements meet the requirements of Section 28(e) of the Securities Exchange Act of 1934. Strategic Advisers does not obtain products, research, or services in connection with directing brokerage business to any broker or dealer.
Commission Recapture
Strategic Advisers  does not consider, in selecting or recommending brokers, whether Strategic Advisers or a related person to Strategic Advisers receives client referrals from a broker or third party. Strategic Advisers and its affiliates are authorized to allocate brokerage transactions to brokers who are not affiliates of Strategic Advisers who have entered into arrangements with Strategic Advisers or its affiliates under which the broker, using predetermined methodology, rebates a portion of the compensation paid by the fund to offset that fund's expenses, which is paid to Strategic Advisers or its affiliates. Not all brokers with whom the fund trades have agreed to participate in brokerage commission recapture. Strategic Advisers expects that brokers from whom Strategic Advisers or its affiliates purchase research products and services with their own resources (referred to as "hard dollars") are unlikely to participate in commission recapture.
Affiliated Transactions
In certain cases, Strategic Advisers and its delegates are authorized to place portfolio transactions with affiliated registered brokers or transfer agents. In particular, Strategic Advisers can place trades with National Financial Services LLC (NFS), through its Fidelity Capital Markets (FCM) division, and Luminex Trading & Analytics LLC (Luminex). Strategic Advisers will arrange for the execution of transactions through those brokers or dealers if Strategic Advisers reasonably believes that the quality of the execution of the transaction is comparable to what could be obtained through other qualified brokers or dealers. In determining the ability of a broker or dealer to obtain best execution, Strategic Advisers will consider a number of factors, including the broker's or dealer's execution capabilities, reputation, and access to the markets for the securities being traded. Sub-advisers of the fund are authorized to place portfolio transactions with Strategic Advisers' affiliated brokers in accordance with regulatory guidelines. For certain funds trades are facilitated through FMR's trading desk and then allocated to affiliated or unaffiliated executing brokers. In addition, from time to time, Strategic Advisers or its affiliates may place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent and/or use Level ATS, an alternative trading system that is deemed to be affiliated with the Adviser, for execution services.
The Trustees of the fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.
Non-U.S. Transactions
To facilitate trade settlement and related activities in non-United States securities transactions, Strategic Advisers or its affiliates may effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions may be effected on behalf of funds by parties other than Strategic Advisers or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.
Trade Allocation
Although the Trustees and officers of the fund are substantially the same as those of certain other funds managed by Strategic Advisers or its affiliates, investment decisions for the fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by Strategic Advisers or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.
When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by Strategic Advisers to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.
Allspring Global Investments, LLC (Allspring Investments)
Summary:
Best execution in the context of fixed income securities is appropriately defined as a portfolio manager's duty to determine and evaluate the circumstances under which the overall value of investment decisions for his or her clients will be maximized. Our firm interprets its duty to seek best execution of trades as a requirement to make well informed execution decisions with the intention of maximizing the value of client portfolios under the particular circumstances at the time. Therefore, the best execution process implemented by Allspring Investments is, by necessity, specifically tailored to reflect the unique characteristics of each trading group and markets in which they trade.
In light of the special characteristics of the fixed-income markets, best execution must be evaluated on an overall basis over an extended period of time, not on a transaction-by- transaction basis. The firm has developed process and policies reflecting a number of core elements to follow:
• Determining and documenting these trade execution policies and procedures;
• Developing a defined system of controls and risk management regarding fixed income executions;
• Providing regular supervision and rigorous review of the fixed-income best execution process; and
• Testing and monitoring compliance with these policies and procedures.
The firm has developed the following best execution policies and procedures with principles-based rules that allow portfolio managers to tailor their analysis based upon the types of fixed-income securities they trade.
These policies:
1. Specify factors to decide counterparty and timing of trades;
2. Establish and maintain an approved counterparty list and monitor use;
3. Evaluate potential pricing services or programs (proprietary and non- proprietary) and other data available to assess market information and assist portfolio management and/or trading with best execution;
4. Delineate responsibilities of personnel: the firm's compliance and legal departments, portfolio managers, traders and analysts, and any best execution review committee established by the firm to oversee the process; and
5. Specify controls (and risk management procedures), including management of conflicts of interest (affecting incentives, dealers, counterparties, pricing services and other parties providing services to the firm).
Measurement:
A key element in the firm's fixed-income best execution process is the use of quantitative and qualitative information in evaluating particular transactions. The firm's traders evaluate reliable market data for the types of fixed-income securities in which they will primarily transact. This research is tantamount to pre-trade evaluation of data and execution decisions and/or post-trade analysis of transactions where possible.
Bloomberg has been adopted as Allspring Investment's trade order management tool for fixed income securities and Bloomberg's BTCA system has been implemented to provide effective TCA and surveillance capabilities to assist the business in meeting its regulatory obligations across a number of areas. The BTCA system is an automated tool used to identify exceptions when certain tolerances have been breached; BTCA allows users to document exception rationale, resolve exception alerts, and archive exception alerts. The Exceptions Dashboard retains a full audit trail of all historic exceptions including an audit trail of the exceptions and how they were acknowledged and resolved. Each investment team reviews their exceptions on the dashboard, provides rationale, and has a second level reviewing manager review them. Compliance will monitor and provide oversight to this process, and will report on the exception findings at the quarterly Fixed Income Trade Management Committee ("FITMC") meeting.
To meet its oversight and governance responsibilities, Allspring established oversight committees that meet on a quarterly basis to govern all trading practices, including various situations related to best execution, of Allspring Investments. Equity best execution is governed by the Equity Commission Trade Management Committee ("ECTMC"). The ECTMC oversees the firm's equity, futures and FX trade execution quality, commission management, Section 28(e) compliance, and equity investment research costs. Allspring Investments established the Fixed Income Trade Management Committee ("FITMC") to oversee the firm's global fixed income policy and ensure that Allspring Investments maintains an effective governance program that complies with all stated policies, including best execution as well as MiFID II provisions for those accounts deemed to be in scope. Further, an Investment Oversight Committee was established, in which escalated items coming out of the ECTMC and FITMC are reviewed and discussed. For certain clients, domiciled in the European Union ("EU") region or the UK, Allspring Investments is required to manage those assets in accordance with MiFID II.
Reporting to the FITMC includes exception trend monitoring by investment team showing percentage of exceptions relative to total trade volume. The average range of exceptions by team is less than 1% to 10% on average depending on asset class traded, liquidity, pricing sources and delays in pricing relative to execution time. In addition to exception trend monitoring, portfolio compliance reports include details on all exceptions by team as well as the rationale for the trade exception. The Committee and CIO monitor the exceptions by team to ensure all trade exceptions are documented and reviewed in accordance with policy.
Allspring established a Trade Surveillance and Monitoring Program to assess how effectively policies and procedures are adhered to and designed to identify any potential gaps, weaknesses, and/or inefficiencies in the Compliance Program. For the Best Execution review for Fixed Income, Compliance will utilize BTCA to monitor and provide oversight to the tolerance rule exceptions identified for the Allspring Investments teams, and will report the findings for the BTCA compliance reports to the FITMC. Bloomberg TCA thresholds are set up by asset class and duration. Each asset class has a predefined threshold for expected trading. If a trade occurs outside threshold, it's flagged as a potential exception. The trade flags on the trader's Bloomberg dashboard and requires the trader to document that rationale supporting why the trade was executed outside threshold. The trading manager, Compliance and the FITMC oversight Committee are reviewing all exceptions in accordance with stated policies.
Trading Process and Allocation:
The municipal fixed-income marketplace is an "over-the-counter" market and securities are marked-to-market daily, which makes good trade execution extremely important. Therefore, seasoned and efficient traders are important to adding value to the portfolio. Although Allspring Investments' Municipal Fixed Income team employs an active management philosophy, they trade primarily for fundamental value, based on a long-view investment horizon. Thus they do not focus on generating alpha through actively trading in and out of positions. Rather, they trade for value by seeking to add attractively priced cash flows and holding them in the portfolio. Getting these cash flows requires good execution but not excessive trading.
The team employs dedicated traders, who execute municipal fixed-income trades. The portfolio managers are involved in trading for the portfolios for which they are responsible and have ultimate oversight on trades. Bloomberg AIM is the trading system used by portfolio management.
A portfolio manager is authorized to make buy and sell decisions for the clients invested in their strategies and generated trades are communicated electronically to the traders. Traders execute these decisions uniformly across all accounts managed in the same investment strategy except for accounts with client restrictions. Each account participates proportionately in all executed levels, subject to minimum size lots.
The Municipal Fixed Income trading desk is not able to originate trades and can only accept portfolio manager-originated trades. Traders are responsible for assessing volatility and liquidity characteristics of each name, in addition to communicating with the portfolio manager specific directions per trade (price limits, directed broker, etc.). The traders have the flexibility to pursue various sources of liquidity, ranging from traditional broker dealer relationships to low cost electronic platforms, thus ensuring best execution. Traders use the resources of over 100 brokerage contacts as well as electronic trading venues.
When a trade is executed, the order is entered into the trading system. Through an automated data feed from the trading system, all purchases and sales are posted to the portfolio accounting system. The settlements team then verifies the characteristics of the trade with the executing broker. Verification includes trade and settlement date, shares/par, execution price, net proceeds, and settlement instructions. Trades are then communicated to the client's custodian. Transactions and cash between the accounting and trading systems are reconciled on a daily basis. Positions are reconciled on a weekly basis. Any discrepancies are researched and communicated prior to the next business day.
All portfolios employing the same strategy are managed using a team approach. This minimizes dispersion between accounts, except for client-specific requirements and cash flows. Moreover, while the team tries to place similar mandates in the same composite, subtle differences in each mandate's parameters may also influence portfolio dispersion. Dispersion among accounts within a composite and strategy are monitored by the team and Allspring Performance to assess dispersion as an affirmation of prudent allocation for GIPS compliance.
Trade allocations are based on account needs given the characteristic of the bond being purchased. Allocations are done pro-rata if possible, but in many cases trades will not be allocated pro-rata in an effort to keep the bond block at an institutional size. Should a security block be too small to allocate pro-rata, the portfolio with greater need for the specific security characteristics will be allocated that bond. No client, affiliated or non-affiliated, has a status for preferential allocations.
Portfolios are in consideration for the same names, but the team does not believe that this will have a material effect on any one client portfolio. All client portfolios are actively monitored by both relationship and portfolio managers for compliance with stated objectives and to ensure consistency of strategy implementation. Client investment objectives, guidelines and constraints (if any) are reviewed prior to making portfolio purchase and sale decisions. In addition, Allspring Compliance, aided by automated compliance systems, monitors portfolios for compliance of internal policies and complete general risk analysis.
  In addition, the investment team conducts continual risk attribution and performance analysis on the strategies they manage. Reporting is generated on a daily, weekly, and monthly basis regarding performance dispersion and risk relative to stated benchmarks and categories. Additionally, these reports serve as the foundation for quarterly reviews between portfolio management and the office of the CIO. This reporting highlights current investment decisions being made and functions as a complement to team-level and prospectus level risk management policies. Risk reporting is not designed to drive the investment process, but rather to serve as a tool to better understand active risks. Risk and attribution reports serve as the foundation for potential strategy or risk management enhancements.
Counterparty Risk Oversight:
Prospective brokers selected for use by the firm's traders and/or portfolio management teams must be formally approved by the Counterparty Risk Analytics team, embedded within the Investment Analytics team, before being added to the Approved Counterparty List and activated for trading.
The firm maintains an approved counterparty list of approximately 300-330 counterparties. Portfolio managers or traders submit a request to have a new counterparty added to the Approved Counterparty List which requires the completion of a request form and a subjective assessment of the counterparty's financial health, trading expertise, and infrastructure. Upon receipt of the request, the team collects general information and financial data from the counterparty's website, FINRA Report, Focus Report (SEC Form X-17A-5), and audited financial statements, a regulatory screening is completed , and an internet and Bloomberg search is conducted to identify news articles related to the counterparty's creditworthiness and financial health.
This collection of financial, regulatory, and public data is used to identify significant risks or deficiencies that may warrant denial of a new counterparty approval request or modification of existing risk exposure thresholds.
All approved counterparties are continuously monitored and formally reviewed on an annual basis in order to identify significant changes in creditworthiness or regulatory compliance that may warrant removal from the approved counterparty list and deactivation in trading systems. A counterparty not on the approved counterparty list can be used on an exception basis if the Counterparty Risk Analytics team determines that, under specific circumstances, a trade with the counterparty may be in a client's best interest. Firm- and portfolio- level counterparty exposures are monitored daily relative to established exposure thresholds.
Soft Dollars:
The firm does not engage in "soft dollar" transactions or directed order flow in exchange for research for fixed income transactions under the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934.
The fixed income teams may receive research from brokers even where the broker may act as a counterparty to the trade. In many instances, a research provider may be the only available counterparty for trading a specific security, or due to their research acumen, the counterparty may provide the best quotes or execution capabilities in the market for the particular security. In situations where multiple dealers are quoting the same security, fixed income traders may take into consideration the provision of research in determining at their discretion whether to grant the research provider with a "last look" opportunity to match better quotes of another dealer, whose identity shall not be disclosed to the research firm. This practice is acceptable provided that the research is of a form that is generally available generically or publicly to all clients of the research provider, or alternatively, in the event that the research is specifically directed to the firm, its use has first been properly disclosed to the applicable portfolio manager for review (and consideration with Compliance if necessary).
In no circumstances shall the provision of research be a sole determining factor in deciding whether a transaction satisfies the best execution criteria and it shall not serve to ignore a better price available through another counterparty.
Conflicts of interest:
Allspring Investments' Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Allspring Investments has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.
The Portfolio Managers face inherent conflicts of interest in their day-to-day management of Funds and other accounts because they may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.
To minimize the effects of these inherent conflicts of interest, Allspring Investments has adopted and implemented policies and procedures, including best execution and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, Allspring Investments has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.
FIAM LLC (FIAM).
The Selection of Securities Brokers and Dealers
FIAM or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) with which to place the fund's portfolio securities transactions. In selecting brokers, including affiliates of FIAM, to execute the fund's portfolio securities transactions, FIAM or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to FIAM's or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution or use of specific brokers over other factors. Based on the factors considered, FIAM or its affiliates may choose to execute an order using electronic channels, including broker-sponsored algorithms, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors may include, but are not limited to the following: price; costs; the size, nature and type of the order; speed of execution, financial condition and reputation of the broker; broker-specific considerations (e.g., not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; confidentiality and the potential for information leakage; the nature of existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of brokerage and research products and services, if applicable and where allowed by law.
In seeking best execution for portfolio securities transactions, FIAM and/or its affiliates from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. FIAM and/or its affiliates may also select brokers that charge more than the lowest commission rate available from another broker. Occasionally FIAM and/or its affiliates execute an entire securities transaction with a broker and allocate ("step out") all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of FIAM or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. FIAM and/or its affiliates execute futures transactions verbally and electronically.
The Acquisition of Brokerage and Research Products and Services
To the extent permitted by applicable law, brokers (who are not affiliates of FIAM) that execute transactions for the fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to FIAM or its affiliates.
Research Products and Services.   Products and services that FIAM or its affiliates have received during the last fiscal year include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone, video and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. Brokers also provide brokerage and research products and services in the form of a specific proprietary or third-party product or service, upon request by FIAM or its affiliates. Some of these brokerage and research products and services supplement FIAM's or its affiliates' own research activities in providing investment advice to the fund.
Execution Services. In addition, when permissible under applicable law, brokerage and research products and services include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).
Mixed-Use Products and Services. Although FIAM or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they may use commission dollars to obtain certain products or services that are not used exclusively in their investment decision-making process (mixed-use products or services). In those circumstances, FIAM or its affiliates will make a good faith effort to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").
Benefits to FIAM. FIAM's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these products or services with their own resources. Therefore, an economic incentive exists for FIAM and/or its affiliates to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on FIAM's or its affiliates' clients interest in receiving most favorable execution. FIAM and its affiliates manage the receipt of brokerage and research products and services and the potential conflicts through their Commission Uses Program. The Commission Uses Program effectively "unbundles" commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. Those brokers have client commission arrangements (each a CCA) in place with FIAM and its affiliates (each of those brokers is referred to as CCA brokers). In selecting brokers for executing transactions on behalf of the fund, the trading desks through which FIAM or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the brokers' quality of execution and without any consideration of brokerage and research products and services the CCA broker provides. Commissions paid to a CCA broker include both an execution commission and either credits or transmits the research portion (also known as "soft dollars") to a CCA pool maintained by each CCA broker. Soft dollar credits ("credits") accumulated in CCA pools are used to pay research expenses. In some cases, FIAM or its affiliates request that a broker that is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid with credits from the CCA pool. The administration of brokerage and research products and services is managed separately from the trading desks, and the traders have no responsibility for administering the research program, including the payment for research. FIAM and/or its affiliates, at times, use a third-party aggregator to facilitate payments to research providers. Where an aggregator is involved, the aggregator would maintain credits in an account that is segregated from the aggregator's proprietary assets and the assets of its other clients ("segregated account") and use those credits to pay research providers as instructed by FIAM or its affiliates. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that FIAM or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services are provided at no additional cost to FIAM or its affiliates or might not have an explicit cost associated with them.
FIAM's Decision-Making Process. In connection with the allocation of fund brokerage, FIAM and/or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/ or research products and services provided to FIAM and/or its affiliates, viewed in terms of the particular transaction for the fund or FIAM's and/or its affiliates' overall responsibilities to that fund or other clients for which FIAM or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with the fund's brokerage does not benefit the fund and certain clients will receive the benefit of the brokerage and research product or service obtained with other clients' commissions. As required under applicable laws or client policy, commissions generated by certain clients may only be used to obtain certain brokerage and research products and services. As a result, certain client accounts will pay more proportionately for certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each client continues to be allocated equitably. Certain non-equity accounts that on rare occasion may receive an equity security through an issuer restructuring or other event and are required or determine to dispose of such equity security, subject to applicable law and client policy, may trade at execution only rates outside of the Commission Usage Program. While FIAM and its affiliates take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither FIAM, its affiliates, nor the fund incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these brokerage and research products and services assist FIAM or its affiliates in terms of their overall investment responsibilities to the fund or any other client accounts for which FIAM or its affiliates may have investment discretion. Certain client accounts use brokerage commissions to acquire brokerage and research products and services that also benefit other client accounts managed by FIAM or its affiliates, and not every client account uses the brokerage and research products and services that have been acquired through that account's commissions.
Research Contracts. FIAM and/or its affiliates have arrangements with certain third-party research providers and brokers through whom FIAM and/or its affiliates effect fund trades, whereby FIAM and/or its affiliates pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, FIAM and/or its affiliates, at times, will cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to FIAM and/or its affiliates, or that may be available from another broker. FIAM's or its affiliates' potential determination to pay for research products and services separately (e.g., with hard dollars) is wholly voluntary on FIAM's and its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.
Funds Managed within the European Union. FIAM and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as "MiFID II", as implemented in the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the "FCA"), where applicable.
For accounts that are managed within the United Kingdom, FIAM's affiliate FMR Investment Management (UK) Limited (FMRIM (UK)) uses research payment accounts (RPAs) to cover costs associated with equity and high income external research that is consumed by those accounts in accordance with MiFID II and FCA regulations. With RPAs, clients pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission1. For clients that use an RPA, FMRIM (UK) establishes a research budget. The budget is set by first grouping accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union or the United Kingdom. In this regard, research budgets are set by research needs and are not otherwise linked to the volume or value of transactions executed on behalf of the account. For clients where portions are managed both within and outside of the United Kingdom, external research is paid using both a CCA and an RPA. Determinations of what is eligible research and how costs are allocated are made in accordance with FIAM's and its affiliates' policies and procedures. Costs for research consumed by accounts that use an RPA are allocated among the accounts within defined strategies pro rata based on the assets under management for each account. While the research charge paid on behalf of any one client that uses an RPA varies over time, the overall research charge determined at the client level on an annual basis will not be exceeded.
FMRIM (UK) is responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets are maintained in accounts at a third-party depository institution, held in the name of FMRIM (UK). FMRIM (UK) provides to client accounts, on request, a summary of: (i) the providers paid from the RPA; (ii) the total amount they were paid over a defined period; (iii) the benefits and services received by FMRIM (UK); and (iv) how the total amount spent from the RPA compares to the research budget set for that period, noting any rebate or carryover if residual funds remain in the RPA.
Impacted accounts, like those accounts that participate in CCA pools, at times, will make payments to a broker that include both an execution commission and a research charge, but unlike CCAs (for which research charges may be retained by the CCA broker and credited to the CCA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA are used to satisfy external research costs consumed by the accounts.
If the costs of paying for external research exceed the amount initially agreed in relation to accounts in a given strategy, FIAM or its affiliates may continue to charge those accounts beyond the initially agreed amount in accordance with MiFID II, continue to acquire external research for the accounts using its own resources, or cease to purchase external research for those accounts until the next annual research budget. If assets for specific accounts remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year's research charges for those accounts or rebated to those accounts.
Accounts managed by FIAM or its affiliates that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FIAM and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMRIM (UK) portfolio managers that manage fixed income accounts in any manner inconsistent with MiFID II and FCA regulations.
1 The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would be permissible under Section 28(e) of the Securities Exchange Act of 1934 by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for brokerage and research products and services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered "commissions" for Section 28(e) purposes.
Commission Recapture
From time to time, FIAM or its affiliates engage in brokerage transactions with brokers who are not affiliates of FIAM who have entered into arrangements with FIAM or its affiliates under which the broker will, at times, rebate a portion of the compensation paid by a fund ("commission recapture"). Not all brokers with whom the fund trades have been asked to participate in brokerage commission recapture.
Affiliated Transactions
FIAM or its affiliates place trades with certain brokers, including NFS, through its Fidelity Capital Markets (FCM) division, and Luminex, with whom they are under common control or otherwise affiliated, provided FIAM or its affiliates determine that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the fund and subject to other applicable law. In addition, from time to time, FIAM or its affiliates place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent and/or use Level ATS, an alternative trading system that is deemed to be affiliated with the Adviser, for execution services. Similarly, equity trades may be executed through national securities exchanges in which FIAM or its affiliates have an interest. Any decision to execute a trade through an alternative trading system or exchange in which FIAM or its affiliates have an interest are made in accordance with applicable law, including their obligation to seek best execution. For trades placed on such a system or exchange, FIAM or its affiliates may benefit in the form of increased valuations(s) of its equity interest, or other renumeration, but it is not possible to predict the likelihood of that occurring or quantify the amount of any such benefit in advance.
The Trustees of the fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.
Non-U.S. Securities Transactions
To facilitate trade settlement and related activities in non-U.S. securities transactions, FIAM or its affiliates effect spot foreign currency transactions with foreign currency dealers or may engage a third party to do so. Due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions are effected on behalf of funds by parties other than FIAM or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.
Trade Allocation
Although the Trustees and officers of the fund are substantially the same as those of certain other Fidelity® funds, investment decisions for the fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.
When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by FIAM to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.
T. Rowe Price Associates, Inc. (T. Rowe Price).
Investment or Brokerage Discretion
Decisions with respect to the selection, purchase, and sale of portfolio securities on behalf of all or a portion of the fund's assets (the sub-fund) are made by T. Rowe Price. T. Rowe Price is responsible for implementing these decisions for the funds, including, where applicable, the negotiation of commissions, the allocation of portfolio brokerage and principal business, and the use of affiliates to assist in routing orders for execution. T. Rowe Price and its affiliated advisers entity (the "T. Rowe Price Advisers") may delegate actual trade execution to the trading desks of other T. Rowe Price Advisers and may use these other T. Rowe Price Advisers for certain other trading-related services.
Broker-Dealer Selection
With respect to equity, fixed income, and derivative transactions, and subject to the investment limitations of each fund, T. Rowe Price may effect principal transactions on behalf of a fund with a broker-dealer that furnishes brokerage and, in certain cases, research services; designate a broker-dealer to receive selling concessions, discounts, or other allowances; and otherwise deal with a broker-dealer in the acquisition of securities in underwritings.
Fixed Income Securities
In purchasing and selling fixed income securities, T. Rowe Price ordinarily place transactions with the issuer or a broker-dealer acting as principal for the securities on a net basis, with no stated brokerage commission being paid by the client, although the price usually reflects undisclosed compensation to the broker-dealer. Fixed income transactions may also be placed with underwriters at prices that include underwriting fees. Fixed income transactions through broker-dealers reflect the spread between the bid and asked prices.
Foreign Currency Transactions
Subject to the investment limitations of each fund, T. Rowe Price may engage in foreign currency transactions ( FX ) to facilitate trading in or settlement of trades in foreign securities. T. Rowe Price may use FX, including forward currency contracts, when seeking to manage exposure to or profit from changes in interest or exchange rates; to protect the value of portfolio securities; or to facilitate cash management. T. Rowe Price selects broker-dealers that they believe will provide best execution on behalf of the funds and other investment accounts that they manage, frequently via electronic platforms. To minimize transaction costs, certain FX trading activity may be aggregated across accounts, including the funds, but each account's trade is individually settled with the counterparty.
Equity Securities
Subject to the investment limitations of each fund, in purchasing and selling equity securities, T. Rowe Price seeks to obtain best execution at favorable security prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. However, under certain conditions, higher brokerage commissions may be paid to broker-dealers providing brokerage and research services to T. Rowe Price than might be paid to other broker-dealers in accordance with Section 28(e) of the 1934 Act ( Section 28(e) ) and subsequent guidance from regulators.
In selecting broker-dealers to execute the funds' portfolio transactions, consideration is given to such factors as the (i) liquidity of the security; (ii) the size and difficulty of the order; (iii) the speed and likelihood of execution and settlement; (iv) the reliability, integrity and creditworthiness, general execution and operational capabilities of competing broker-dealers and services provided; and (v) expertise in particular markets. It is not the policy of T. Rowe Price to seek the lowest available commission rate where it is believed that a broker-dealer charging a higher commission rate would offer greater reliability or provide better pricing or more efficient execution. Therefore, T. Rowe Price pays higher commission rates to broker-dealers that are believed to offer greater reliability, better pricing, or more efficient execution.
Best Execution
T. Rowe Price's Global Trading Committee ( GTC ) oversees the brokerage allocation and trade execution policies for T. Rowe Price. The GTC is supported by the equity and fixed income best execution subcommittees in T. Rowe Price's compliance with the execution policy. The execution policy requires T. Rowe Price to execute trades consistent with the principles of best execution which requires an adviser to take all sufficient steps to obtain the best possible result for the funds taking into account various factors.
Research Benefits
T. Rowe Price believes that original in-house research is the primary driver of value-added active management. Although research created or developed by a broker-dealer or its affiliate and research created or developed by an independent third party is an important component of T. Rowe Price's investment approach, T. Rowe Price relies primarily upon their own research and subject any outside research to internal analysis before incorporating it into the investment process.
T. Rowe Price may use equity brokerage commissions in connection with securities transactions consistent with Section 28(e) and other relevant regulatory guidance to acquire brokerage services from broker-dealers. Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides research services than the commission another broker-dealer would charge, provided the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage services provided. An adviser may make this good faith determination based upon either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion.
T. Rowe Price bears the cost of research services for all client accounts advised or subadvised by T. Rowe Price. Client accounts only pay execution commissions in connection with equity securities transactions. For certain T. Rowe Price funds, T. Rowe Price continues to use equity brokerage commissions from those funds' transactions through commission-sharing arrangements (consistent with Section 28(e)) to compensate certain U.S. broker-dealers for research services. T. Rowe Price, however, voluntarily reimburses those T. Rowe Price funds for any amount collected into the commission-sharing arrangements.
T. Rowe Price acquires proprietary research from broker-dealers who also provide trade execution, clearing settlement, and/or other services. Research received from broker-dealers or independent third-party research providers generally includes information on the economy; industries; groups of securities; individual companies; statistical information; accounting and tax law interpretations; political developments; legal developments affecting portfolio securities; technical market action; pricing and appraisal services; credit analysis; currency and commodity market analysis; risk measurement analysis; performance analysis; and analysis of corporate, environmental, social, and governance responsibility issues.
Research services are received in the form of written reports; computer-generated data; telephone contacts; investment conferences; bespoke services; financial models; and personal meetings with security analysts, market specialists, corporate and industry executives, and other persons. Research may also include access to unaffiliated individuals with expertise in various industries, businesses, or other related areas, including use of expert referral networks that provide access to industry consultants, vendors, and suppliers. T. Rowe Price may use a limited number of expert networks.
T. Rowe Price generally pays for data subscriptions, investment technology tools, and other specialized services to assist with the investment process directly from its own resources. T. Rowe Price also pays for fixed income research and services directly from its own resources where feasible or required.
Allocation of Brokerage Business *
T. Rowe Price has a policy of not pre-committing a specific amount of business to any broker-dealer over any specific period. T. Rowe Price makes brokerage placement determinations, as appropriate, based on the needs of a specific transaction such as market-making, availability of a buyer for or seller of a particular security, or specialized execution skills. T. Rowe Price may choose to allocate brokerage among several broker-dealers able to meet the needs of the transaction. Allocation of brokerage business is monitored on a regularly scheduled basis by appropriate personnel and the GTC.
T. Rowe Price may have brokerage relationships with broker-dealers that are, or are an affiliate of, clients that have appointed T. Rowe Price or an affiliate to serve as investment adviser, trustee, or recordkeeper. T. Rowe Price also has other relationships with or may own positions in the publicly traded securities of the broker-dealers with which they transact with or on behalf of our clients.
Evaluating the Overall Reasonableness of Brokerage Commissions Paid
On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of funds and other institutional clients. In evaluating the reasonableness of commission rates, T. Rowe Price may consider any or all of the following: (a) rates quoted by broker-dealers; (b) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (c) the complexity of a particular transaction in terms of both execution and settlement; (d) the level and type of business conducted with a particular firm over a period of time; (e) the extent to which the broker-dealer has capital at risk in the transaction; (f) historical commission rates; (g) rates paid by other institutional investors based on available public information; and (h) research provided by the broker-dealer.
Commission Recapture
Currently, T. Rowe Price does not recapture commissions, underwriting discounts, or selling-group concessions for equity or fixed income securities acquired in underwritten offerings. T. Rowe Price may, however, designate a portion of the underwriting spread to broker-dealers that participate in the offering.
Block Trading/Aggregated Orders/Order Sequencing *
Because certain investment vehicles (including the funds) managed by T. Rowe Price and other affiliated investment advisers have similar investment objectives and programs, investment decisions may be made that result in the simultaneous purchase or sale of securities. As a result, the demand for, or supply of, securities may increase or decrease, which could have an adverse effect on prices. Aggregation of orders may be a collaborative process between trading and portfolio management staff. T. Rowe Price's policy is not to favor one client over another in grouping orders for various clients.
The grouping of orders could at times result in more or less favorable prices. In certain cases, where the aggregated order is executed in a series of transactions at various prices on a given day, each participating investment vehicle's proportionate share of grouped orders reflects the average price paid or received. T. Rowe Price may include orders on behalf of T. Rowe Price Funds and other clients and products advised by T. Rowe Price and their affiliates, including the not-for-profit entities T. Rowe Price Foundation, Inc., the T. Rowe Price Program for Charitable Giving, Inc., employee stock for certain Retirement Plan Services relationships, and T. Rowe Price and its affiliates' proprietary investments, in its aggregated orders.
T. Rowe Price and other affiliated investment advisers have developed written trade allocation guidelines for their trading desks. Generally, when the amount of securities available in a public or initial offering or the secondary markets is insufficient to satisfy the volume for participating clients, T. Rowe Price will make pro-rata allocations based upon the relative sizes of the participating client orders or the relative sizes of the participating client portfolios depending upon the market involved, subject to portfolio manager and trader input. For example, a portfolio manager may choose to receive a non-pro-rata allocation to comply with certain client guidelines, manage anticipated cash flows, or achieve the portfolio manager's long-term vision for the portfolio. Each investment vehicle (including the T. Rowe Price funds) receives the same average share price of the securities for each aggregated order. Because a pro-rata allocation may not always accommodate all facts and circumstances, the guidelines provide for adjustments to allocation amounts in certain cases. For example, adjustments may be made: (i) to eliminate de minimis positions or to satisfy minimum denomination requirements; (ii) to give priority to accounts with specialized investment policies and objectives; and (iii) to allocate in light of a participating portfolio's characteristics, such as available cash, industry or issuer concentration, duration, and credit exposure. Such allocation processes may result in a partial execution of a proposed purchase or sale order.
T. Rowe Price employs certain guidelines in an effort to ensure equitable distribution of investment opportunities among clients of the firm, which may occasionally serve to limit the participation of certain clients in a particular security, based on factors such as client mandate or a sector- or industry-specific investment strategy or focus. For example, accounts that maintain a broad investment mandate may have less access than targeted investment mandates to certain securities (e.g., sector-specific securities) where the relevant adviser does not receive a fully filled order (e.g., certain IPO transactions) or where aggregate ownership of such securities is approaching firm limits.  Also, for certain types of investments, most commonly private placement transactions, conditions imposed by the issuer may limit the number or type of clients allowed to participate or number of shares offered to T. Rowe Price.
T. Rowe Price has developed written trade sequencing and execution guidelines that they believe are reasonably designed to provide the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. The policies and procedures are intended to mitigate conflicts of interest when: (i) trading both long and short in the same security; and (ii) shorting a security that is held by other accounts managed by T. Rowe Price that are not simultaneously transacting in the security. Notwithstanding the application of T. Rowe Price's policies and procedures, it may not be possible to mitigate all conflicts of interest when transacting both long and short in the same security; therefore, there is a risk that one transaction will be completed ahead of the other transaction, that the pricing may not be consistent between long and short transactions, or that a long or short transaction may have an adverse impact on the market price of the security being traded.
Miscellaneous
The brokerage allocation policies for T. Rowe Price are generally applied to all of their fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by broker-dealers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including client accounts) managed by T. Rowe Price. Therefore, research services received from broker-dealers that execute transactions for a particular fund will not necessarily be used by T. Rowe Price in connection with the management of that fund.
The T. Rowe Price funds do not allocate business to any broker-dealer on the basis of its sales of the funds' shares. However, this does not mean that broker-dealers that purchase fund shares for their clients will not receive business from the fund. T. Rowe Price may give advice and take action for clients, including the funds, that differs from advice given or the timing or nature of action taken for other clients. T. Rowe Price is not obligated to initiate transactions for clients in any security that their principals, affiliates, or employees may purchase or sell for their own accounts or for other clients.
Purchase and sale transactions may be effected directly among and between non-ERISA client accounts (including affiliated mutual funds), provided no commission is paid to any broker-dealer, the security traded has readily available market quotations, and the transaction is effected at the independent current market price.
The GTC is responsible for developing brokerage policies, monitoring their implementation, and resolving any questions that arise in connection with these policies for T. Rowe Price.
T. Rowe Price has established a general investment policy that they will ordinarily not make additional purchases of a common stock for their clients (including the funds) if, as a result of such purchases, 10% or more of the outstanding common stock of the issuer would be held by clients in the aggregate. Approval may be given for aggregate ownership up to 20%, and in certain instances, higher amounts. All aggregate ownership decisions are reviewed by the appropriate oversight committee. For purposes of monitoring both of these limits, securities held by clients and clients of affiliated advisers are included.
Conflicts of Interest
Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, exchange-traded funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, and common trust funds. T. Rowe Price also provides non-discretionary advice to institutional investors in the form of delivery of model portfolios. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that they believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts.
The T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on funds, including the T. Rowe Price funds. T. Rowe Price acts as subadviser to two mutual funds offered by Morningstar. T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates. The T. Rowe Price funds may generally not purchase shares of stock issued by T. Rowe Price Group, Inc. However, a T. Rowe Price Index fund is permitted to make such purchases to the extent T. Rowe Price Group, Inc. is represented in the benchmark index the fund is designed to track.
Additional potential conflicts may be inherent in our use of multiple strategies. For example, conflicts will arise in cases where different clients invest in different parts of an issuer's capital structure, including circumstances in which one or more clients may own private securities or obligations of an issuer and other clients may own or seek to acquire securities of the same issuer. For example, a client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other clients have an equity investment or may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, is involved in a merger or acquisition or a going private transaction, decisions over the terms of any workout or transaction will raise conflicts of interests. While it is appropriate for different clients to hold investments in different parts of the same issuer's capital structure under normal circumstances, the interests of stockholders and debt holders may conflict, as the securities they hold will likely have different voting rights, dividend or repayment priorities or other features that could be in conflict with one another. Clients should be aware that conflicts will not necessarily be resolved in favor of their interests.
In some cases, T. Rowe Price or its affiliates may refrain from taking certain actions or making certain investments on behalf of clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory actions or other implications for T. Rowe Price or its affiliates, or may sell investments for certain clients, in such case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold. In other cases, T. Rowe Price or its affiliates may take actions in order to mitigate legal risks to T. Rowe Price or its affiliates, even if disadvantageous to a client.
Conflicts such as those described above may also occur between clients on the one hand, and T. Rowe Price or its affiliates, on the other. These conflicts will not always be resolved in the favor of the client. In addition, conflicts may exist between different clients of T. Rowe Price or its affiliates. T. Rowe Price and one or more of its affiliates may operate autonomously from each other and may take actions that are adverse to other clients managed by an affiliate. In some cases, T. Rowe Price or its affiliates will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect T. Rowe Price or its affiliates' clients. In addition, certain regulatory restrictions may prohibit clients of T. Rowe Price or its affiliates from investing in certain companies because of the applicability of certain laws and regulations to T. Rowe Price, its affiliates, or the T. Rowe Price funds. T. Rowe Price or its affiliates' willingness to negotiate terms or take actions with respect to an investment for its clients may be directly or indirectly, constrained or impacted to the extent that an affiliate or the T. Rowe Price funds and/or their respective directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investments.
Investment personnel are mindful of potentially conflicting interests of our clients with investments in different parts of an Issuer's capital structure and take appropriate measures to ensure that the interests of all clients are fairly represented.
* For a fund where T. Rowe Price International Ltd. (TRPIL), T. Rowe Singapore Private Ltd. (T. Rowe Singapore), or T. Rowe Price Hong Kong Limited (TRPHK) serves as a sub-subadviser the above disclosure also applies to TRPIL, T. Rowe Singapore, and TRPHK.
Commissions Paid
A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.
The following table shows the fund's portfolio turnover rate for the fiscal period(s) ended May 31, 2023 and 2022. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in Strategic Advisers' investment outlook.
Turnover Rates	2023	2022
Strategic Advisers® Tax-Sensitive Short Duration Fund	80%	53%

The following table shows the total amount of brokerage commissions paid by the following fund(s), comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal year(s) ended May 31, 2023, 2022, and 2021. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.
Fund	Fiscal Year Ended	Dollar Amount	Percentage of Average Net Assets
Strategic Advisers® Tax-Sensitive Short Duration Fund	2023	$41,167	0.00%
	2022	$0	0.00%
	2021	$0	0.00%

During the fiscal year ended May 31, 2023, Strategic Advisers® Tax-Sensitive Short Duration Fund paid no brokerage commissions to firms for providing research or brokerage services.
VALUATION
The NAV is the value of a single share. NAV is computed by adding the value of a fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.
The Board of Trustees has designated the fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. The Committee may rely on information and recommendations provided by affiliates of Strategic Advisers in fulfilling its responsibilities, including the fair valuation of securities.
Shares of underlying funds (other than ETFs) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. The Board of Trustees of each underlying Fidelity ® fund has designated the underlying fund's investment adviser as the valuation designee responsible for that fund's fair valuation function and performing fair value determinations as needed. References below to the Committee refer to the Fair Value Committee of the fund's adviser or an underlying Fidelity ® fund's adviser, as applicable.
Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying Fidelity ® non-money market fund, are valued as follows:
Most equity securities (including securities issued by ETFs) are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.
Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.
Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.
Prices described above are obtained from pricing services that have been approved by the Committee. A number of pricing services are available and a fund may use more than one of these services. A fund may also discontinue the use of any pricing service at any time. Strategic Advisers through the Committee engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.
Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including, but not limited to, price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading. The frequency that portfolio securities or assets are fair valued cannot be predicted and may be significant.
Portfolio securities and assets held by an underlying Fidelity ® money market fund are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price a money market fund would receive if it sold the instrument.
At such intervals as they deem appropriate, the Trustees of an underlying Fidelity ® money market fund consider the extent to which NAV calculated using market valuations would deviate from the $1.00 per share calculated using amortized cost valuation. If the Trustees believe that a deviation from a money market fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.
In determining the fair value of a private placement security for which market quotations are not available, the Committee generally applies one or more valuation methods including the market approach, income approach and cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.
The fund's adviser reports to the Board information regarding the fair valuation process and related material matters.

BUYING AND SELLING INFORMATION
Shares of the fund are offered only to certain clients of Strategic Advisers or its affiliates that have granted Strategic Advisers discretionary investment authority. If you are not currently a client in a discretionary investment program offered by Strategic Advisers or its affiliates, please call 1-800-544-3455 for more information.
Investors participating in a discretionary investment program are charged an annual advisory fee based on a percentage of the average market value of assets in their account. The stated fee is then reduced by a credit reflecting the amount of fees, if any, received by Strategic Advisers LLC or its affiliates from mutual funds for investment management or certain other services.
The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if Strategic Advisers determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the NAV of a fund or class, as applicable. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.
The fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. The fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES
Dividends. To the extent that the fund's income is reported in a written statement to shareholders as federally tax-exempt interest, the dividends declared by the fund will be federally tax-exempt, provided that the fund qualifies to pay tax-exempt dividends. In order to qualify to pay tax-exempt dividends, at least 50% of the value of the fund's total assets (including uninvested assets) must consist of tax-exempt municipal securities at the close of each quarter of the fund's taxable year.
Generally, the fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. Neither Strategic Advisers LLC nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued and you may need to file an amended income tax return. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal tax treatment of the structure.
Interest on certain "private activity" securities is subject to the federal Alternative Minimum Tax (AMT) for individuals, although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities is a tax preference item for the purposes of determining whether an individual is subject to the AMT and the amount of AMT to be paid, if any.
A portion of the gain on municipal bonds purchased at market discount is taxable to shareholders as ordinary income, not as capital gains.
You may also receive distributions attributable to interest payments on taxable money market securities. Such distributions will generally be taxable as ordinary income at the federal, state, and local levels.
Capital Gain Distributions. Unless your shares of the fund are held in a tax-advantaged retirement plan, the fund's long-term capital gain distributions, including amounts attributable to an underlying fund's long-term capital gain distributions, are federally taxable to shareholders generally as capital gains.
The following table shows the fund's aggregate capital loss carryforward as of May 31, 2023, which is available to offset future capital gains. A fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.
Fund	Capital Loss Carryforward (CLC)
Strategic Advisers® Tax-Sensitive Short Duration Fund	$13,616,284
Returns of Capital. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold in taxable accounts.
Foreign Taxation. Foreign governments may impose withholding taxes on dividends and interest earned by the fund with respect to foreign securities held directly by the fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by the fund.
Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.
Fund of Funds. Because the fund is expected to invest in underlying funds in a fund of funds structure, the fund's realized losses on sales of shares of an underlying fund may be indefinitely or permanently deferred as "wash sales." Distributions of short-term capital gains by an underlying fund will be recognized as ordinary income by the upper-tier fund and would not be offset by the upper-tier fund's capital loss carryforwards, if any. Capital loss carryforwards of an underlying fund, if any, would not offset net capital gains of the upper-tier fund or of any other underlying fund.
Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity ® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 14 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Kathleen Murphy is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity®; funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.
The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund  are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Charles S. Morrison (1960)
Year of Election or Appointment: 2020
Trustee
Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.
Kathleen Murphy (1963)
Year of Election or Appointment: 2022
Trustee
Chair of the Board of Trustees
Ms. Murphy also serves as Trustee of other funds. Ms. Murphy serves as a Senior Adviser to the Chief Executive Officer of Fidelity Investments (2022-present), member of the Board of Directors of Snyk Technologies (cybersecurity technology, 2022-present), member of the Advisory Board of FliptRX (pharmacy benefits manager, 2022-present), member of the Board of Directors of Fidelity Investments Life Insurance Company (2009-present)), and member of the Board of Directors of Empire Fidelity Investments Life Insurance Company (2009-present). Previously, Ms. Murphy served as President of Personal Investing at Fidelity Investments (2009-2021), Chief Executive Officer of ING U.S. Wealth Management (2003-2008), and Deputy General Counsel, General Counsel and Chief Compliance Officer (1997-2003) of Aetna. Ms. Murphy also serves as Vice Chairman of the Board of Directors of the National Football Foundation (2013-present).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006
Trustee
Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is an independent Director of BLPF GP LLC (general partner of a private fund, 2006-present) and BlackRock US Core Property Fund, Inc. (real estate investment trust, 2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then, Aldrich, Eastman and Waltch, L.P.). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research and the Board of Trustees of the Museum of Fine Arts Boston.
Mary C. Farrell (1949)
Year of Election or Appointment: 2013
Trustee
Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and Director (2006-present) and Chair (2021-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005) and President (2009-2021) of the Howard Gilman Foundation (charitable organization). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.
Karen Kaplan (1960)
Year of Election or Appointment: 2006
Trustee
Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chair (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Executive Committee and past Chair of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women's Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2017-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), Secretary of the Ad Council, Inc. (2022-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of The Michaels Companies, Inc. (specialty retailer, 2015-2021), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women's accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).
Christine Marcks (1955)
Year of Election or Appointment: 2020
Trustee
Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President - Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity ® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption University (2019-present).
Heidi L. Steiger (1953)
Year of Election or Appointment: 2017
Trustee
Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and Chair of the Board of Directors and Chair of the Compensation Committee of Live Current Media, Inc. (2022-present). Previously, Ms. Steiger served as a member of the Board of Directors (2013-2021) and member of the Membership and Executive Committee (2017-2021) of Business Executives for National Security (nonprofit), a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009
Member of the Advisory Board
Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum's Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Assistant Secretary
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
James D. Gryglewicz (1972)
Year of Election or Appointment: 2015
Chief Compliance Officer
Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Christina H. Lee (1975)
Year of Election or Appointment: 2020
Secretary and Chief Legal Officer
Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).
Chris Maher (1972)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2020
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Standing Committees of the Trustees. The Board of Trustees has established two committees to supplement the work of the Board as a whole. The members of each committee are Independent Trustees.
The Audit and Compliance Committee is composed of all of the Independent Trustees, with Ms. Steiger currently serving as Chair. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. The committee determines whether at least one member of the committee is an "audit committee financial expert" as defined in rules promulgated by the SEC under the Sarbanes-Oxley Act of 2002. The committee normally meets in conjunction with in person meetings of the Board of Trustees, or more frequently as called by the Chair or a majority of committee members. The committee meets separately periodically with the fund's Treasurer, the fund's Chief Financial Officer, the fund's CCO, personnel responsible for the internal audit function of FMR LLC, and the fund's outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the fund for the purpose of preparing or issuing an audit report or related work. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the fund and the fund's service providers, (ii) the financial reporting processes of the fund , (iii) the independence, objectivity and qualification of the auditors to the fund, (iv) the annual audits of the fund's financial statements, and (v) the accounting policies and disclosures of the fund. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations (auditor independence regulations) of the SEC. It is responsible for approving all audit engagement fees and terms for the fund and for resolving disagreements between the fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the fund report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the fund and any service providers consistent with Public Company Accounting Oversight Board (PCAOB) Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence. The committee will discuss with the outside auditors any such disclosed relationships and their impact on the auditor's independence and objectivity. The committee will receive reports of compliance with provisions of the auditor independence regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the fund's service providers' internal controls and reviews with management, internal audit personnel of FMR LLC, and outside auditors the adequacy and effectiveness of the fund's and service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the fund's ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the fund's or service provider's internal controls over financial reporting. The committee will review with counsel any legal matters that may have a material impact on the fund's financial statements and any material reports or inquiries received from regulators or governmental agencies. The committee reviews at least annually a report from the outside auditor describing (i) any material issues raised by the most recent internal quality control review, peer review, or PCAOB examination of the auditing firm and (ii) any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm since the most recent report and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the fund's financial reporting process from the fund's Treasurer and outside auditors and will receive reports from any outside auditor relating to (i) critical accounting policies and practices used by the fund, (ii) alternative accounting treatments that the auditor has discussed with Strategic Advisers, and (iii) other material written communications between the auditor and Strategic Advisers (as determined by the auditor). The committee will discuss with Strategic Advisers, the fund's Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the fund. The committee will review with Strategic Advisers, the fund's Treasurer, outside auditors, and internal audit personnel of FMR LLC (to the extent relevant) the results of audits of the fund's financial statements. The committee will discuss regularly and oversee the review of the fund's major internal controls exposures, the steps that have been taken to monitor and control such exposures, and any risk management programs relating to the fund. The committee also oversees the administration and operation of the compliance policies and procedures of the fund and fund's service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee of the Board of Trustees or reserved to the Board itself. The committee has responsibility for recommending to the Board the designation of a CCO of the fund. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO and, if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports on significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the fund's compliance policies as required by Rule 38a-1 and quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws.
The Governance and Nominating Committee is composed of all of the Independent Trustees, with Ms. Farrell currently serving as Chair. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the Statement of Policy Relating to Personal Investing by the Independent Trustees and Independent Advisory Board Members. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the fund's or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the fund's expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the fund, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation.
During the fiscal year ended May 31, 2023, each committee held the number of meetings shown in the table below:
COMMITTEE	NUMBER OF MEETINGS HELD
Audit and Compliance Committee	5
Governance and Nominating Committee	4

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2022.
Interested Trustees
DOLLAR RANGE OF FUND SHARES	Charles S Morrison	Kathleen Murphy
Strategic Advisers® Tax-Sensitive Short Duration Fund	over $100,000	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000

Independent Trustees
DOLLAR RANGE OF FUND SHARES	Peter C Aldrich	Mary C Farrell	Karen Kaplan	Christine Marcks
Strategic Advisers® Tax-Sensitive Short Duration Fund	over $100,000	none	$1-$10,000	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	none	over $100,000	none

DOLLAR RANGE OF FUND SHARES	Heidi L Steiger
Strategic Advisers® Tax-Sensitive Short Duration Fund	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended May 31, 2023, or calendar year ended December 31, 2022, as applicable.
Compensation Table (A)
AGGREGATE COMPENSATION FROM A FUND	Peter C Aldrich	Mary C Farrell	Karen Kaplan	Christine Marcks
Strategic Advisers® Tax-Sensitive Short Duration Fund	$4,215	$4,846	$4,215	$4,215
TOTAL COMPENSATION FROM THE FUND COMPLEX (B)	$297,500	$342,500	$297,500	$297,500

AGGREGATE COMPENSATION FROM A FUND	Heidi L Steiger
Strategic Advisers® Tax-Sensitive Short Duration Fund	$4,915
TOTAL COMPENSATION FROM THE FUND COMPLEX (B)	$347,500

(A) Charles S. Morrison, Kathleen Murphy, and Howard E. Cox, Jr. are interested persons and are compensated by Strategic Advisers or an affiliate (including FMR).

(B) Reflects compensation received for the calendar year ended December 31, 2022, for 14 funds of one trust. Compensation figures include cash and may include amounts elected to be deferred.

As of May 31, 2023, the Trustees, Members of the Advisory Board (if any), and officers of the fund owned, in the aggregate, less than 1% of each class's total outstanding shares, with respect to the fund.

CONTROL OF INVESTMENT ADVISERS
FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of Strategic Advisers, FIAM, FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.
At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.
Allspring Investments is a registered investment adviser. Allspring Investments is a wholly-owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
FIAM is a registered investment adviser. FMR LLC is the ultimate parent company of FIAM. Information regarding the ownership of FMR LLC is disclosed above.
T. Rowe Price is a registered investment adviser. T. Rowe Price Group, Inc., a publicly-traded financial services holding company (NASDAQ: TROW), owns 100% of the stock of T. Rowe Price and all of its subsidiaries.
Strategic Advisers, the sub-adviser(s), the sub-subadviser(s) (if any), (the Investment Advisers), Fidelity Distributors Company LLC (FDC), and the fund have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the fund, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including the Investment Advisers' investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.
MANAGEMENT CONTRACT
The fund has entered into a management contract with Strategic Advisers, pursuant to which Strategic Advisers furnishes investment advisory and other services.
The fund's initial shareholder approved a proposal permitting Strategic Advisers to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements, subject to conditions of an exemptive order that has been granted by the SEC (Exemptive Order). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. Subject to oversight by the Board of Trustees, Strategic Advisers has the ultimate responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.
Strategic Advisers has retained Allspring Global Investments, LLC, FIAM LLC, and T. Rowe Price Associates, Inc. to serve as sub-advisers for the fund.
FIAM, in turn, has retained FMR UK, FMR H.K., and FMR Japan to serve as sub-subadvisers for the fund.
The sub-advisers do not sponsor the fund.
It is not possible to predict the extent to which the fund's assets will be invested by a particular sub-adviser at any given time and one or more sub-advisers may not be managing any assets for the fund at any given time.
Management and Sub-Advisory Services. Under the terms of its management contract with the fund, Strategic Advisers acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. Strategic Advisers is authorized, in its discretion, to allocate the fund's assets pursuant to its investment strategy. Strategic Advisers or its affiliates provide the fund with all necessary office facilities and personnel for servicing the fund's investments, compensate all officers of the fund and all Trustees who are interested persons of the trust or of Strategic Advisers, and compensate all personnel of the fund or Strategic Advisers performing services relating to research, statistical and investment activities.
In addition, Strategic Advisers or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.
Under its respective sub-advisory agreement, and subject to the supervision of the Board of Trustees, each sub-adviser directs the investment of its allocated portion of the fund's assets in accordance with the fund's investment objective, policies and limitations.
Management-Related Expenses. In addition to the management fee payable to Strategic Advisers, the fund pays all of its expenses that are not assumed by Strategic Advisers or its affiliates. Under the terms of separate agreements between Strategic Advisers and the fund's transfer agent and service agent, Strategic Advisers or an affiliate is responsible for the payment of any fees associated with the transfer agent and service agent agreements. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, fees and expenses associated with the fund's securities lending program, if applicable, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
Management Fee.
For the services of Strategic Advisers under the management contract, the fund pays Strategic Advisers a monthly management fee calculated by adding the annual rate of 0.25% of the fund's average daily net assets throughout the month plus the total fees payable monthly to the fund's sub-advisers, if any, pursuant to the applicable investment sub-advisory agreement(s); provided, however, that the fund's maximum aggregate annual management fee will not exceed 0.55% of the fund's average daily net assets.
In addition, Strategic Advisers has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the average daily net assets of the fund until September 30, 2025. The fee waiver will increase returns.
The following table shows the amount of management fees paid by the fund to Strategic Advisers for the fiscal year(s) ended May 31, 2023, 2022, and 2021. In addition, the table shows the amount of waivers reducing management fees.
Fund(s)	Fiscal Years Ended	Amount of Waivers Reducing Management Fees	Management Fees Paid to Investment Adviser	Management Fees Paid as a % of Average Net Assets of the Fund
Strategic Advisers® Tax-Sensitive Short Duration Fund	2023	$10,539,419	$2,829,232	0.07%
	2022	$13,584,011	$3,339,074	0.06%
	2021	$10,860,554	$3,072,757	0.07%
Strategic Advisers may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. Strategic Advisers retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements will increase returns, and repayment of the reimbursement will decrease returns.
Sub-Adviser - Allspring Investments.  The fund and Strategic Advisers have entered into a sub-advisory agreement with Allspring Investments pursuant to which Allspring Investments may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays Allspring Investments fees based on the net assets of the portion of the fund managed by Allspring Investments pursuant to a separately negotiated investment mandate (a "Strategy"). The fees are calculated using the effective rate applicable to Aggregated Assets managed by Allspring Investments under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by Allspring Investments pursuant to that Strategy.
Sub-Adviser - FIAM. The fund and Strategic Advisers have entered into a sub-advisory agreement with FIAM pursuant to which FIAM may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays FIAM fees based on the net assets of the portion of the fund managed by FIAM pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by FIAM under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by FIAM pursuant to that Strategy.
The following fee rate schedules apply to the mandates below.
Conservative Income Municipal Bond:  0.10% on the first $250 million in assets; 0.09% on the next $250 million in assets; and 0.07% on any amount in excess of $500 million in assets.
Limited Term Municipal Income: 0.22% on the first $250 million in assets; 0.20% on the next $250 million in assets; and 0.18% on any assets in excess of $500 million.
Limited Term Municipal Income (1-4 Year):  0.10% on the first $250 million in assets; 0.09% on the next $250 million in assets; and 0.07% on any amount in excess of $500 million in assets.
On behalf of the fund, FIAM, in turn, has entered into sub-subadvisory agreement(s) with FMR UK, FMR H.K., and FMR Japan. Pursuant to the sub-subadvisory agreement, FIAM may receive from the sub-subadviser investment research and advice on issuers outside the United States (non-discretionary services) and FIAM may grant the sub-subadviser investment management authority and the authority to buy and sell securities if FIAM believes it would be beneficial to the fund (discretionary services). FIAM, not the fund, pays the sub-subadviser(s).
Sub-Adviser - T. Rowe Price.  The fund and Strategic Advisers have entered into a sub-advisory agreement with T. Rowe Price pursuant to which T. Rowe Price may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays T. Rowe Price fees based on the net assets of the portion of the fund managed by T. Rowe Price pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by T. Rowe Price under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by T. Rowe Price pursuant to that Strategy.
The following table shows the amount of sub-advisory fees paid by Strategic Advisers, on behalf of the fund, to FIAM for the fiscal year(s) ended May 31, 2023, 2022, and 2021.
Fund	Fiscal Years Ended	Sub-Advisory Fees Paid to FIAM	Sub-Advisory Fees Paid to FIAM as a % of Average Net Assets of the Fund
Strategic Advisers® Tax-Sensitive Short Duration Fund	2023	$1,465,878	0.03%
	2022	$1,844,896	0.03%
	2021	$1,701,805	0.04%
The following table shows the aggregate amount of sub-advisory fees paid by Strategic Advisers, on behalf of the fund, to sub-adviser(s) other than FIAM LLC for the fiscal year(s) ended May 31, 2023, 2022, and 2021.
Fund	Fiscal Years Ended	Aggregate Sub-Advisory Fees Paid to Unaffiliated Sub-Adviser(s)	Aggregate Sub-Advisory Fees Paid to Unaffiliated Sub-Adviser(s) as a % of Average Net Assets of the Fund
Strategic Advisers® Tax-Sensitive Short Duration Fund	2023	$1,392,512	0.03%
	2022	$1,498,237	0.03%
	2021	$1,363,113	0.03%
Expense estimates, which are accrued in the period to which they relate and adjusted when actual amounts are known, will cause differences between the amount of the management fees paid by the fund to Strategic Advisers and the aggregate amount of the sub-advisory fees paid by Strategic Advisers, on behalf of the fund, to the sub-adviser(s).
Chris Heavey and Jonathan Duggan are employees of Strategic Advisers, a subsidiary of FMR LLC and an affiliate of FMR. Strategic Advisers is the adviser to the fund.
Mr. Heavey is Lead Portfolio Manager of the fund and Mr. Duggan is Co-Portfolio Manager of the fund, and each receives compensation for those services. As of May 31, 2023, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager's compensation may be deferred based on criteria established by Strategic Advisers or at the election of the portfolio manager.
Each portfolio manager's base salary is determined by level of responsibility and tenure at Strategic Advisers or its affiliates. The primary components of each portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and a defined peer group assigned to each fund or account, and (ii) the investment performance of a broad range of Strategic Advisers® funds and accounts, including the fund. Accounts may include model portfolios designed for asset allocation, retirement planning, or tax-sensitive goals. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s), and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and peer group. A smaller subjective component of the bonus is based on each portfolio manager's overall contribution to management of Strategic Advisers. The portion of each portfolio manager's bonus that is linked to the investment performance of the portfolio manager's fund is based on the pre-tax investment performance of the fund measured against a composite index, the components of which are 75% iMoneyNet Tax Free National Retail Money Market Index and 25% Bloomberg Municipal Bond 1 Year (1-2 Y) Index, and the pre-tax investment performance of the fund measured against the Custom Lipper℠ Muni Short Duration Funds. Each portfolio manager may be compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, Strategic Advisers' parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.
A portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by Strategic Advisers or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.
The following table provides information relating to other accounts managed by Jonathan Duggan as of May 31, 2023:
	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts**
Number of Accounts Managed	5	none	25
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$123,724	none	$127,297
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Strategic Advisers ® Tax-Sensitive Short Duration Fund ($4,112 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
** Includes assets invested in registered investment companies managed by the portfolio manager.
As of May 31, 2023, the dollar range of shares of Strategic Advisers ® Tax-Sensitive Short Duration Fund beneficially owned by Mr. Duggan was none.

The following table provides information relating to other accounts managed by Chris Heavey as of May 31, 2023:
	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts**
Number of Accounts Managed	3	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$21,419	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Strategic Advisers ® Tax-Sensitive Short Duration Fund ($4,112 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
** Includes assets invested in registered investment companies managed by the portfolio manager.
As of May 31, 2023, the dollar range of shares of Strategic Advisers ® Tax-Sensitive Short Duration Fund beneficially owned by Mr. Heavey was $10,001 - $50,000.

PROXY VOTING GUIDELINES

Proxy Voting - Strategic Advisers.
On behalf of the fund, the Board of Trustees of the trust has delegated proxy voting authority to Strategic Advisers. Strategic Advisers has established the following Proxy Voting Guidelines.
I. General Principles
A. Strategic Advisers generally intends to vote shares of underlying funds held by a fund using echo voting procedures (that is, in the same proportion as the holders of all other shares of the particular underlying fund).
B. Any proposals not covered by paragraph A above or other special circumstances will be voted pursuant to the Proxy Voting Guidelines included as Attachment A.
Attachment A
I. Introduction
These guidelines are intended to help Fidelity's customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 75 years. Our core principles sit at the heart of our voting philosophy; putting our customers' and fund shareholders' long-term interests first and investing in companies that share our approach to creating value over the long-term guides everything we do. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.
In evaluating proxies, Fidelity considers factors that are financially material to individual companies and investing funds' investment objectives and strategies in support of maximizing long-term shareholder value. This includes considering the company's approach to financial and operational, human, and natural capital and the impact of that approach on the potential future value of the business.
Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.
II. Board of Directors and Corporate Governance
Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders' rights. The following general guidelines are intended to reflect these proxy voting principles.
A. Election of Directors
Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.
Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:
1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.
2. There are no women on the board or if a board of ten or more members has fewer than two women directors.
3. There are no racially or ethnically diverse directors.
4. The director is a public company CEO who sits on more than two unaffiliated public company boards.
5. The director, other than a CEO, sits on more than five unaffiliated public company boards.
Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:
1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.
2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.
3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.
B. Contested Director Elections
On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds' assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:
1. Management's track record and strategic plan for enhancing shareholder value;
2. The long-term performance of the company compared to its industry peers; and
3. The qualifications of the shareholder's and management's nominees.
Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.
C. Cumulative Voting Rights
Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.
D. Classified Boards
A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board's adoption of a classified board structure and support declassification of existing boards.
E. Independent Chairperson
In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.
F. Majority Voting in Director Elections
In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company's board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.
G. Proxy Access
Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company's proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company's shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.
H. Indemnification of Directors and Officers
In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).
III. Compensation
Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.
A. Equity Compensation Plans
Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:
1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate ("burn rate") considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.
2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.
3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.
As to stock option plans, considerations include the following:
1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.
2. Re-pricing: An "out-of-the-money" (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.
Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:
1. Whether the proposal excludes senior management and directors;
2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;
3. The company's relative performance compared to other companies within the relevant industry or industries;
4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and
5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.
B. Employee Stock Purchase Plans
These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing "best practices" in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.
IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote
Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:
- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;
- The alignment of executive compensation and company performance relative to peers; and
- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.
When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.
A. Compensation Committee
Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.
Fidelity will oppose the election of directors on the compensation committee if:
1.The compensation appears misaligned with shareholder interests or is otherwise problematic and results in concerns with:
a)The alignment of executive compensation and company performance relative to peers; and
b)The structure of the compensation program, including factors outlined above under the section entitled Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote.
2. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.
3. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:
a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or
b) Adopted or extended a golden parachute.
B. Executive Severance Agreements
Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as "golden parachutes." Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
V. Environmental and Social Issues
Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate consideration of human and natural capital issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund's investment objective and strategies.
Fidelity generally considers management's recommendation and current practice when voting on shareholder proposals concerning human and natural capital issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Fidelity evaluates shareholder proposals concerning natural and human capital topics. To engage and vote more effectively on the growing number of submitted proposals on these topics, we developed a four-point decision-making framework. In general, Fidelity will more likely support proposals that:
•Address a topic that our research has identified as financially material;
•Provide disclosure of new or additional information to investors, improving transparency;
•Provide value to the business or investors by improving the landscape of investment-decision relevant information or contributing to our understanding of a company's processes and governance of the topic in question; and
•Are realistic or practical for the company to comply with.
VI. Anti-Takeover Provisions and Shareholders Rights Plans
Fidelity generally will oppose a proposal to adopt an anti-takeover provision.
Anti-takeover provisions include:
- classified boards;
- "blank check" preferred stock (whose terms and conditions may be expressly determined by the company's board, for example, with differential voting rights);
- golden parachutes;
- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);
- poison pills;
- restricting the right to call special meetings;
- provisions restricting the right of shareholders to set board size; and
- any other provision that eliminates or limits shareholder rights.
A. Shareholders Rights Plans ("poison pills")
Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.
Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:
1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;
2. Is integral to a business strategy that is expected to result in greater value for the shareholders;
3. Requires shareholder approval to be reinstated upon expiration or if amended;
4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and
5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.
Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.
B. Shareholder Ability to Call a Special Meeting
Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.
C. Shareholder Ability to Act by Written Consent
Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.
D. Supermajority Shareholder Vote Requirement
Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.
VII. Anti-Takeover Provisions and Director Elections
Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.
Fidelity will consider supporting the election of directors with respect to poison pills if:
- All of the poison pill's features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.
- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.
- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.
VIII. Capital Structure and Incorporation
These guidelines are designed to protect shareholders' value in the companies in which the Fidelity funds invest. To the extent a company's management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.
A. Increases in Common Stock
Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.
In the case of real estate investment trusts (REITs), however, Fidelity will oppose a provision to increase the REIT's authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.
B. Multi-Class Share Structures
Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.
C. Incorporation or Reincorporation in another State or Country
Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.
IX. Shares of Fidelity Funds or other non-Fidelity Funds
When a Fidelity fund invests in an underlying Fidelity fund with public shareholders or a non-Fidelity investment company or business development company, Fidelity will generally vote in the same proportion as all other voting shareholders of the underlying fund (this is known as "echo voting"). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals, except where not permitted under applicable laws and regulations.
X. Foreign Markets
Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.
In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.
XI. Securities on Loan
Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.
XII. Avoiding Conflicts of Interest
Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.
Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.
XIII. Conclusion
Since its founding more than 75 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.
Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.
Glossary
  Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.
                    - For a large-capitalization company, burn rate higher than 1.5%.
                    - For a small-capitalization company, burn rate higher than 2.5%.
             - For a micro-capitalization company, burn rate higher than 3.5%.
  Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
  Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.
  Micro-capitalization company means a company with market capitalization under US $300 million.
  Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.
  Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.
Sub-Adviser(s):
Proxy voting policies and procedures are used by a sub-adviser to determine how to vote proxies relating to the securities held by its allocated portion of the fund's assets. The proxy voting policies and procedures used by a sub-adviser are described below.

Proxy Voting - Allspring Global Investments.
Allspring Global Investments (Allspring) Stewardship
As fiduciaries, we are committed to effective stewardship of the assets we manage on behalf of our clients. To us, good stewardship reflects responsible, active ownership and includes both engaging with investee companies and voting proxies in a manner that we believe will maximize the long-term value of our investments.
Scope of Policies and Procedures
In conjunction with the Allspring Engagement Policy, these Proxy Voting Policies and Procedures ("Policies and Procedures") set out how Allspring complies with applicable regulatory requirements in respect of how we exercise voting rights when we invest in shares traded on a regulated market on behalf of a client.
With respect to client accounts of Allspring Funds Management, LLC ("Allspring Funds Management")this includes, among others, Allspring Funds Trust, Allspring Master Trust, Allspring Variable Trust, Allspring Global Dividend Opportunity Fund, Allspring Income Opportunities Fund, Allspring Multi-Sector Income Fund, Allspring Utilities and High Income Fund (the "Trusts"). It also includes Allspring (Lux) Worldwide Fund and Allspring Worldwide Alternative Fund SICAV-SIF, both domiciled in Luxembourg (the "Luxembourg Funds"). Aside from the investment funds managed by Funds Management, Allspring also offers medium term note programs, managed for issuers of such notes domiciled in Luxembourg. Hereafter, all series of the Trusts, and all such Trusts not having separate series, and all sub-funds of the Luxembourg Funds, as well as the MTN issuers, are referred to as the "Investment Products". In addition, these Policies and Procedures are used to determine how to vote proxies for the assets managed on behalf of Allspring's other clients. Not all clients delegate proxy voting authority to Allspring. Allspring will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under applicable law (e.g., securities that are held in an investment advisory account for which Allspring exercises no investment discretion are not voted by Allspring).
Luxembourg Products
Allspring Global Investments Luxembourg S.A. ("Allspring Luxembourg") has delegated the portfolio management of the Luxembourg Funds it manages to Allspring and the responsibility for exercising voting rights in conjunction with such delegation; as such, these Policies and Procedures shall apply to the portfolio management of the Allspring (Lux) Worldwide Fund. The respective portfolio management may also delegate the responsibility for exercising voting rights to the Proxy Voting Vendor, with the prior consent of Allspring Luxembourg. Responsibility for exercising voting rights has also been delegated to Allspring with respect to the Allspring Worldwide Alternative Fund SICAV-SIF and to the MTN issuers.
Voting Philosophy
Allspring has adopted these Policies and Procedures to ensure that proxies are voted in the best interests of clients and Investment Product investors, without regard to any relationship that any affiliated person of Allspring or the Investment Product (or an affiliated person of such affiliated person) may have with the issuer. Allspring exercises its voting responsibility as a fiduciary with the goal of maximizing value to clients consistent with governing laws and the investment policies of each client. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, Allspring supports sound corporate governance practices at companies in which client assets are invested. Allspring has established an appropriate strategy determining when and how the voting rights related to the instruments held in portfolios managed are exercised, so that these rights are exclusively reserved to the relevant Investment Product and its investors.
Proxy Administration
Allspring's Stewardship Team ("Stewardship") administers the proxy voting process. The Stewardship Team is part of the Allspring Sustainability Team. Stewardship is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Policies and Procedures, including regular operational reviews, typically conducted on a weekly basis. Stewardship monitors third party voting of proxies to ensure it is being done in a timely and responsible manner, including review of scheduled vendor reports. Stewardship, in conjunction with the Allspring Proxy Governance Committee, reviews the continuing appropriateness of the Policies and Procedures set forth herein, and recommends revisions as necessary.
Third Party Proxy Voting Vendor
Allspring has retained a third-party proxy voting service, Institutional Shareholder Services Inc. ("ISS"), to assist in the implementation of certain proxy voting-related functions including: 1.) Providing research on proxy matters 2.) Providing technology to facilitate the sharing of research and discussions related to proxy votes 3.) Vote proxies in accordance with Allspring's guidelines 4.) Handle administrative and reporting items 5.) Maintain records of proxy statements received in connection with proxy votes and provide copies/analyses upon request. Except in instances where clients have retained voting authority, Allspring retains the responsibility for proxy voting decisions.
Proxy Committee
Allspring Proxy Governance Committee
The Allspring Proxy Governance Committee shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Policies and Procedures. The Allspring Proxy Governance Committee shall coordinate with Allspring Compliance to monitor ISS, the proxy voting agent currently retained by Allspring, to determine that ISS is accurately applying the Policies and Procedures as set forth herein and operates as an independent proxy voting agent. Allspring's ISS Vendor Oversight process includes an assessment of ISS' Policy and Procedures ("P&P"), including conflict controls and monitoring, receipt and review of routine performance-related reporting by ISS to Allspring and periodic onsite due diligence meetings. Due diligence meetings typically include: meetings with key staff, P&P related presentations and discussions, technology-related demonstrations and assessments, and some sample testing, if appropriate. The Allspring Proxy Governance Committee shall review the continuing appropriateness of the Policies and Procedures set forth herein. The Allspring Proxy Governance Committee may delegate certain powers and responsibilities to proxy voting working groups. The Allspring Proxy Governance Committee reviews and, in accordance with these Policies and Procedures, votes on issues that have been escalated from proxy voting working groups. Members of the Allspring Proxy Governance Committee also oversee the implementation of Allspring Proxy Governance Committee recommendations for the respective functional areas in Allspring that they represent.
Proxy Voting Due Diligence Working Group
Among other delegated matters, the proxy voting Due Diligence Working Group ('DDWG') in accordance with these Policies and Procedures, reviews and votes on routine proxy proposals that it considers under these Policies and Procedures in a timely manner. If necessary, the DDWG escalates issues to the Allspring Proxy Governance Committee that are determined to be material by the DDWG or otherwise in accordance with these Policies and Procedures. The DDWG coordinates with Allspring's Compliance teams to review the performance and independence of ISS in exercising its proxy voting responsibilities.
Meetings; Committee Actions
The Allspring Proxy Governance Committee shall convene or act through written consent, including through the use of electronic systems of record, of a majority of Allspring Proxy Governance Committee members as needed and when discretionary voting determinations need to be considered. Any working group of the Allspring Proxy Governance Committee shall have the authority on matters delegated to it to act by vote or written consent, including through the use of electronic systems of record, of a majority of the working group members available at that time. The Allspring Proxy Governance Committee shall also meet quarterly to review the Policies and Procedures.
Membership
Members are selected based on subject matter expertise for the specific deliverables the committee is required to complete. The voting members of the Allspring Proxy Governance Committee are identified in the Allspring Proxy Charter. Changes to the membership of the Allspring Proxy Governance Committee will be made only with approval of the Allspring Proxy Governance Committee. Upon departure from Allspring Global Investments, a member's position on the Allspring Proxy Governance Committee will automatically terminate.
Voting Procedures
Unless otherwise required by applicable law, 1 proxies will be voted in accordance with the following steps and in the following order of consideration:
1.       First, any voting items related to Allspring "Top-of-House" voting principles (as described below under the heading "Allspring Proxy Voting Principles/Guidelines") will generally be voted in accordance with a custom voting policy with ISS ("Custom Policy") designed to implement the Allspring's Top-of-House voting principles. 2
2.       Second, any voting items for meetings deemed of "high importance" 3 (e.g., proxy contests, mergers and acquisitions,) where ISS opposes management recommendations will be referred to the Portfolio Management teams for recommendation or the DDWG (or escalated to the Allspring Proxy Governance -Committee) for case-by-case review and vote determination.
3.       Third, with respect to any voting items where ISS Sustainability Voting Guidelines 4 provide a different recommendation than ISS Standard Voting Guidelines, the following steps are taken:
a.       Stewardship 5 evaluates the matter for materiality and any other relevant considerations.
b.       If Stewardship recommends further review, the voting item is then referred to the Portfolio Management teams for recommendation or the DDWG (or escalated to the Allspring Proxy Governance Committee) for case-by-case review and vote determination.
c.       If Stewardship does not recommend further review, the matter is voted in accordance with ISS Standard Voting Guidelines.
4.       Fourth, any remaining proposals are voted in accordance with ISS Standard Voting Guidelines. 6
Commitment to the Principles of Responsible Investment
As a signatory to the Principles for Responsible Investment, Allspring has integrated certain environmental, social, and governance factors into its investment processes, which includes the proxy process. As described under Voting Procedures above, Allspring considers ISS's Sustainability Voting Guidelines as a point of reference in certain cases deemed to be material to a company's long-term shareholder value.
Voting Discretion
In all cases, the Allspring Proxy Governance Committee (and any working group thereof) will exercise its voting discretion in accordance with the voting philosophy of these Policies and Procedures. In cases where a proxy item is forwarded by ISS to the Allspring Proxy Governance Committee or a working group thereof, the Allspring Proxy Governance Committee or its working group may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.
Portfolio Manager and Sub-Adviser Input
The Allspring Proxy Governance Committee (and any working group thereof) may consult with portfolio management teams and Fund sub-advisers on specific proxy voting issues as it deems appropriate. In addition, portfolio management teams or Fund sub-advisers may proactively make recommendations to the Allspring Proxy Governance Committee regarding any proxy voting issue. In this regard, the process takes into consideration expressed views of portfolio management teams and Fund sub-advisers given their deep knowledge of investee companies. For any proxy vote, portfolio management teams and Investment Product advisers and sub-advisers may make a case to vote against the ISS or Allspring Proxy Governance Committee's recommendation (which is described under Voting Procedures above). Any portfolio management team's or Investment Product adviser's or sub-adviser's opinion should be documented in a brief write-up for consideration by the DDWG who will determine, or escalate to the Allspring Proxy Governance Committee, the final voting decision.
Consistent Voting
The Allspring Proxy Policy and Procedures is consistently applied on the same matter when securities of an issuer are held by multiple client accounts unless there are 1) special circumstances such as, for example, proposals concerning corporate actions such as mergers, tender offers, and acquisitions or as reasonably necessary to implement specified proxy voting guidelines as established by a client (e.g. Taft Hartley ISS Guidelines or custom proxy guidelines) or 2) the expressed views of different portfolio management teams and Fund sub-advisers is different on particular proposals. In the latter case, the Proxy Governance Committee will work with the investment teams to gauge whether alignment can be achieved.
Governance and Oversight
Allspring Top-of-House Proxy Voting Principles/Guidelines.
The following reflects Allspring's Top-of-House Voting Principles in effect as of the date of these Policies and Procedures. Allspring has put in place a custom voting policy with ISS to implement these voting principles.
We believe that Boards of Directors of investee companies should have strong, independent leadership and should adopt structures and practices that enhance their effectiveness. We recognize that the optimal board size and governance structure can vary by company size, industry, region of operations, and circumstances specific to the company.
  We generally vote for the election of Directors in uncontested elections. We reserve the right to vote on a case-by-case basis when directors fail to meet their duties as a board member, such as failing to act in the best economic interest of shareholders; failing to maintain independent audit, compensation, nominating committees; and failing to attend at least 75% of meetings, etc.
  We generally vote for an independent board that has a majority of outside directors who are not affiliated with the top executives and have minimal or no business dealings with the company to avoid potential conflicts of interests.
  Generally speaking, we believe Directors serving on an excessive number of boards could result in time constraints and an inability to fulfill their duties.
  We generally support adopting a declassified board structure for public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.
  We generally support annual election of directors of public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.
  We believe a well-composed board should embody multiple dimensions of diversity in order to bring personal and professional experiences to bear and create a constructive debate of competing perspectives and opinions in the boardroom. Diversity should consider factors such as gender, ethnicity, and age as well as professional factors such as area of expertise, industry experience and geographic location.
We believe it is the responsibility of the Board of Directors to create, enhance, and protect shareholder value and that companies should strive to maximize shareholder rights and representation.
  We believe that companies should adopt a one-share, one-vote standard and avoid adopting share structures that create unequal voting rights among their shareholders. We will normally support proposals seeking to establish that shareholders are entitled to voting rights in proportion to their economic interests.
  We believe that directors of public operating and holding companies be elected by a majority of the shares voted. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments. This ensures that directors of public operating and holding companies who are not broadly supported by shareholders are not elected to serve as their representatives. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections.
  We believe a simple majority voting standard should be required to pass proposals. We will normally support proposals seeking to introduce bylaws requiring a simple majority vote.
  We believe that shareholders who own a meaningful stake in the company and have owned such stake for a sufficient period of time should have, in the form of proxy access, the ability to nominate directors to appear on the management ballot at shareholder meetings. In general we support market-standardized proxy access proposals and we will analyze them based on various criteria such as threshold ownership levels, a minimum holding period, and the % and/or number of directors that are subject to nomination.
  We believe that shareholders should have the right to call a special meeting and not wait for company management to schedule a meeting if there is sufficiently high shareholder support for doing so on issues of substantial importance. In general we support the right to call a special meeting if there is balance between a reasonable threshold of shareholders and a hurdle high enough to also avoid the waste of corporate resources for narrowly supported interests. We will evaluate the issues of importance on the basis of serving all shareholders well and not structured for the benefit of a dominant shareholder over others.
Practical Limitations to Proxy Voting
While Allspring uses its reasonable best efforts to vote proxies, in certain circumstances, it may be impractical or impossible for Allspring to vote proxies (e.g., limited value or unjustifiable costs).
Securities on Loan
As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, as it relates to portfolio holdings of the Investment Products, if the Allspring Proxy Governance Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (e.g., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.
Share Blocking
Proxy voting in certain countries requires 'share blocking'. Shareholders wishing to vote their proxies must deposit their shares with a designated depository before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, Allspring believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, Allspring will not participate and will refrain from voting proxies for those clients impacted by share blocking.
Conflicts of Interest
We always seek to place the interests of our clients first and to identify and manage any conflicts of interest, including those that arise from proxy voting or engagement. Allspring acts as a fiduciary with respect to its asset management activities and therefore we must act in the best interest of our clients and address conflicts that arise.
Conflicts of interest are identified and managed through a strict and objective application of our voting policy and procedures. Allspring may have a conflict of interest regarding a proxy to be voted upon if, for example, Allspring or its may have other relationships with the issuer of the proxy (e.g. the issuer may be a corporate pension fund client of Allspring). This type of conflict is generally mitigated by the information barriers between Allspring and its affiliates and our commitment as a fiduciary to independent judgement. However, when the Allspring Proxy Governance Committee becomes aware of a conflict of interest (that gets uncovered through the Allspring Proxy Voting Policy and Procedures), it takes additional steps to mitigate the conflict, by using any of the following methods:
1.       Instructing ISS to vote in accordance with its recommendation;
2.       Disclosing the conflict to the relevant Board and obtaining its consent before voting;
3.       Submitting the matter to the relevant Board to exercise its authority to vote on such matter;
4.       Engaging an independent fiduciary who will direct the vote on such matter,
5.       Consulting with Legal and Compliance and, if necessary, outside legal counsel for guidance on resolving the conflict of interest,
6.       Voting in proportion to other shareholders ("mirror voting") following consultation with the Board of the Funds if the conflict pertains to a matter involving a portfolio holding of the Funds; or
7.       Voting in other ways that are consistent with Allspring's obligation to vote in the best interests of its clients.
Finally, Allspring is a privately-owned company and one of our owners is GTCR which owns other companies as well known as Affiliates. The Allspring Regulatory Compliance team maintains the GTCR Affiliates list and publishes an updated list quarterly. Since the Affiliates may issue publicly traded stock and hold regular proxy meetings, Allspring manages this potential conflict of interest by defaulting all proxy voting in the affiliates to the ISS recommendations. Allspring has no influence attributed to the decisions or the voting elections.
Vendor Oversight
The Stewardship Team monitors the ISS proxy process against specific criteria in order to identify potential issues relating to account reconciliation, unknown and rejected ballot reviews, upcoming proxy reviews, share reconciliation oversight, etc. With respect to ISS's management of its potential conflicts of interest with corporate issuers, ISS provides institutional clients such as Allspring with its "Policy and disclosure of Significant ISS Relationships" and tools to provide transparency of those relationships.
Other Provisions
Policy Review and Ad Hoc Meetings
The Allspring Proxy Governance Committee meets at least annually to review this Policy and consider any appropriate changes. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Head of Stewardship, any member of the Allspring Proxy Governance Committee, or Chief Compliance Officer. The Allspring Proxy Governance Committee includes representation from Portfolio Management, Stewardship, Investment Analytics, Legal and Compliance.
Records Retention
The Stewardship Team will maintain the following records relating to the implementation of the Policies and Procedures:
  A copy of these proxy voting policies and procedures;
  Proxy statements received for client securities (which will be satisfied by relying on ISS);
  Records of votes cast on behalf of Investment Products and separate account clients (which ISS maintains on behalf of Allspring);
  Records of each written client request for proxy voting records and Allspring's written response to any client request (written or oral) for such records; and
  Any documents prepared by Allspring or ISS that were material to making a proxy voting decision.
Such proxy voting books and records shall be maintained at an office of Allspring in an easily accessible place for a period of six years.
Compliance with Regional Regulations and Client Delegation Arrangements
U.S. Regulation
These Policies and Procedures have been written in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. Proxy voting records for Allspring's mutual funds are disclosed on Form N-PX annually, as required by Section 30 and Rule 30b1-4 of the Investment Company Act of 1940, to the Securities and Exchange Commission ("SEC").
E.U. Regulation
These Policies and Procedures have been established, implemented and maintained, as they apply to Allspring Luxembourg and Allspring Global Investments (UK) Limited, in accordance the EU Shareholder Rights Directive II (EU 2017/828) (SEF II). Specific to Allspring Luxembourg, the Policies and Procedures also comply with Article 23 of CSSF Regulation No. 10-4, and the CSSF Circular 18/698.
Disclosure of policies and procedures
A summary of the proxy voting policy and procedures are disclosed on Allspring's website.
In addition, Allspring will disclose to its separate clients (i.e. proxy votes for assets managed on behalf of Allspring's other clients as per a delegation arrangement) a summary description of its proxy voting policy and procedures via mail.
Disclosure of proxy voting results
Allspring will provide to clients proxy statements and any records as to how Allspring voted proxies on behalf of clients, quarterly or upon request. For assistance, clients may contact their relationship manager, call Allspring at 1-866-259-3305 or e-mail: allspring.clientadministration@allspring-global.com to request a record of proxies voted on their behalf.
Allspring will publish high-level proxy voting statistics in periodic reports. However, except as otherwise required by law, Allspring has a general policy of not disclosing to any issuer specific or third party how its separate account client proxies are voted.
1 Where provisions of the Investment Company Act of 1940 (the "1940 Act") specify the manner in which items for any third party registered investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds) and business development companies (as defined in Section 2(a)(48) of the 1940 Act) ("Third Party Fund Holding Voting Matters") held by the Trusts or series thereof, Allspring shall vote the Third Party Fund Holding Voting Matter on behalf of the Trusts or series thereof accordingly.
2 The Allspring Proxy Governance Committee may determine that additional review of a Top-of-House voting matter is warranted. For example, voting matters for declassified boards or annual election of directors of public operating and holding companies that have certain long-term business commitments (e.g., developing proprietary technology; or having an important strategic alliance in place) may warrant referral to the DDWG (or escalation to the Proxy Governance Committee) for case-by-case review and vote determination.
3 The term "high importance" is defined as those items designated Proxy Level 6 or 5 by ISS, which include proxy contests, mergers, and other reorganizations.
4 ISS's Sustainability Voting Guidelines seeks to promote support for recognized global governing bodies encouraging sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights.
5 The Allspring Stewardship Team is part of the Sustainability Team, led by Henrietta Pacquement who reports into the Allspring Chief Investment Officer(s).
6 The voting of proxies for Taft Hartley clients may incorporate the use of ISS's Taft Hartley voting guidelines.

  Proxy Voting - FIAM
I. Introduction
These guidelines are intended to help Fidelity's customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 75 years. Our core principles sit at the heart of our voting philosophy; putting our customers' and fund shareholders' long-term interests first and investing in companies that share our approach to creating value over the long-term guides everything we do. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.
In evaluating proxies, Fidelity considers factors that are financially material to individual companies and investing funds' investment objectives and strategies in support of maximizing long-term shareholder value. This includes considering the company's approach to financial and operational, human, and natural capital and the impact of that approach on the potential future value of the business.
Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.
II. Board of Directors and Corporate Governance
Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders' rights. The following general guidelines are intended to reflect these proxy voting principles.
A. Election of Directors
Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.
Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:
1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.
2. There are no women on the board or if a board of ten or more members has fewer than two women directors.
3. There are no racially or ethnically diverse directors.
4. The director is a public company CEO who sits on more than two unaffiliated public company boards.
5. The director, other than a CEO, sits on more than five unaffiliated public company boards.
Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:
1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.
2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.
3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.
B. Contested Director Elections
On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds' assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:
1. Management's track record and strategic plan for enhancing shareholder value;
2. The long-term performance of the company compared to its industry peers; and
3. The qualifications of the shareholder's and management's nominees.
Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.
C. Cumulative Voting Rights
Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.
D. Classified Boards
A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board's adoption of a classified board structure and support declassification of existing boards.
E. Independent Chairperson
In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.
F. Majority Voting in Director Elections
In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company's board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.
G. Proxy Access
Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company's proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company's shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.
H. Indemnification of Directors and Officers
In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).
III. Compensation
Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.
A. Equity Compensation Plans
Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:
1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate ("burn rate") considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.
2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.
3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.
As to stock option plans, considerations include the following:
1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.
2. Re-pricing: An "out-of-the-money" (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.
Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:
1. Whether the proposal excludes senior management and directors;
2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;
3. The company's relative performance compared to other companies within the relevant industry or industries;
4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and
5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.
B. Employee Stock Purchase Plans
These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing "best practices" in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.
IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote
Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:
- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;
- The alignment of executive compensation and company performance relative to peers; and
- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.
When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.
A. Compensation Committee
Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.
Fidelity will oppose the election of directors on the compensation committee if:
1.The compensation appears misaligned with shareholder interests or is otherwise problematic and results in concerns with:
a)The alignment of executive compensation and company performance relative to peers; and
b)The structure of the compensation program, including factors outlined above under the section entitled Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote.
2. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.
3. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:
a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or
b) Adopted or extended a golden parachute.
B. Executive Severance Agreements
Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as "golden parachutes." Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
V. Environmental and Social Issues
Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate consideration of human and natural capital issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund's investment objective and strategies.
Fidelity generally considers management's recommendation and current practice when voting on shareholder proposals concerning human and natural capital issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Fidelity evaluates shareholder proposals concerning natural and human capital topics. To engage and vote more effectively on the growing number of submitted proposals on these topics, we developed a four-point decision-making framework. In general, Fidelity will more likely support proposals that:
•Address a topic that our research has identified as financially material;
•Provide disclosure of new or additional information to investors, improving transparency;
•Provide value to the business or investors by improving the landscape of investment-decision relevant information or contributing to our understanding of a company's processes and governance of the topic in question; and
•Are realistic or practical for the company to comply with.
VI. Anti-Takeover Provisions and Shareholders Rights Plans
Fidelity generally will oppose a proposal to adopt an anti-takeover provision.
Anti-takeover provisions include:
- classified boards;
- "blank check" preferred stock (whose terms and conditions may be expressly determined by the company's board, for example, with differential voting rights);
- golden parachutes;
- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);
- poison pills;
- restricting the right to call special meetings;
- provisions restricting the right of shareholders to set board size; and
- any other provision that eliminates or limits shareholder rights.
A. Shareholders Rights Plans ("poison pills")
Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.
Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:
1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;
2. Is integral to a business strategy that is expected to result in greater value for the shareholders;
3. Requires shareholder approval to be reinstated upon expiration or if amended;
4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and
5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.
Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.
B. Shareholder Ability to Call a Special Meeting
Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.
C. Shareholder Ability to Act by Written Consent
Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.
D. Supermajority Shareholder Vote Requirement
Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.
VII. Anti-Takeover Provisions and Director Elections
Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.
Fidelity will consider supporting the election of directors with respect to poison pills if:
- All of the poison pill's features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.
- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.
- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.
VIII. Capital Structure and Incorporation
These guidelines are designed to protect shareholders' value in the companies in which the Fidelity funds invest. To the extent a company's management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.
A. Increases in Common Stock
Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.
In the case of REITs, however, Fidelity will oppose a provision to increase the REIT's authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.
B. Multi-Class Share Structures
Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.
C. Incorporation or Reincorporation in another State or Country
Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.
IX. Shares of Fidelity Funds or other non-Fidelity Funds
When a Fidelity fund invests in an underlying Fidelity fund with public shareholders or a non-Fidelity investment company or business development company, Fidelity will generally vote in the same proportion as all other voting shareholders of the underlying fund (this is known as "echo voting"). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals, except where not permitted under applicable laws and regulations.
X. Foreign Markets
Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.
In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.
XI. Securities on Loan
Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.
XII. Avoiding Conflicts of Interest
Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.
Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.
XIII. Conclusion
Since its founding more than 75 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.
Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.
Glossary
  Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.
                    - For a large-capitalization company, burn rate higher than 1.5%.
                    - For a small-capitalization company, burn rate higher than 2.5%.
             - For a micro-capitalization company, burn rate higher than 3.5%.
  Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
  Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.
  Micro-capitalization company means a company with market capitalization under US $300 million.
  Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.
  Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

T. ROWE PRICE ASSOCIATES, INC. AND CERTAIN OF ITS INVESTMENT ADVISER AFFILIATES
PROXY VOTING POLICIES AND PROCEDURES
RESPONSIBILITY TO VOTE PROXIES
T. Rowe Price Associates, Inc. and certain of its investment adviser affiliates 1 (collectively, "T. Rowe Price") have adopted these Proxy Voting Policies and Procedures ("Policies and Procedures") for the purpose of establishing formal policies and procedures for performing and documenting their fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.
T. Rowe Price recognizes and adheres to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the "Price Funds") as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.
 One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management's with respect to the company's day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company's management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company's public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and - most importantly - our investment professionals' views in making voting decisions.  T. Rowe Price investment personnel do not coordinate with investment personnel of its affiliated investment adviser, TRPIM, with respect to proxy voting decisions.
T. Rowe Price seeks to vote all of its clients' proxies.  In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client's best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

ADMINISTRATION OF POLICIES AND PROCEDURES
Environmental, Social and Governance Investing Committee. T. Rowe Price's Environmental, Social and Governance Investing Committee ("TRPA ESG Investing Committee" or the "Committee) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund's Investment Advisory Committee or the advisory client's portfolio manager.  The Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.
  Global Proxy Operations Team . The Global Proxy Operations team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.
Governance Team . Our Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.
Responsible Investment Team . Our Responsible Investment team oversees the integration of environmental and social factors into our investment processes across asset classes. In formulating vote recommendations for matters of an environmental or social nature, the Governance team frequently consults with the appropriate sector analyst from the Responsible Investment team.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED
In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS do not include automated processing of votes on our behalf using the ISS Benchmark Policy recommendations. Instead, in order to reflect T. Rowe Price's issue-by-issue voting guidelines as approved each year by the TRPA ESG Investing Committee, ISS maintains and implements custom voting policies for the Price Funds and other advisory client accounts.
Meeting Notification
T. Rowe Price utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles our clients' holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.
Vote Determination
Each day, ISS delivers into T. Rowe Price's customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.
Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the TRPA ESG Investing Committee. Others review the customized vote recommendations and approve them before the votes are cast. Portfolio managers have access to current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Global Proxy Operations team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.
T. Rowe Price Voting Guidelines
Specific proxy voting guidelines have been adopted by the TRPA ESG Investing Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com/esgpolicy.
Global Portfolio Companies
The TRPA ESG Investing Committee has developed custom international proxy voting guidelines based on our proxy advisor's general global policies, regional codes of corporate governance, and our own views as investors in these markets.  We apply a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of a single set of policies is not appropriate for all markets.
Fixed Income and Passively Managed Strategies
Proxy voting for our fixed income and indexed portfolios is administered by the Global Proxy Operations team using T. Rowe Price's guidelines as set by the TRPA ESG Investing Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.
Shareblocking
Shareblocking is the practice in certain countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price's policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.
Securities on Loan
The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price's policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.
Monitoring and Resolving Conflicts of Interest
The TRPA ESG Investing Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price's voting guidelines are predetermined by the Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager's voting rationale appears reasonable. The Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company's securities) could have influenced an inconsistent vote on that company's proxy. Issues raising potential conflicts of interest are referred to designated members of the Committee for immediate resolution prior to the time T. Rowe Price casts its vote.
With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics and Conduct requires all employees to avoid placing themselves in a "compromising position" in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item.  In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Fund).
Limitations on Voting Proxies of Banks
T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the "FRB Relief") which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a "Bank"), not to exceed a 15% aggregate beneficial ownership maximum in such Bank.  One such condition affects the manner in which T. Rowe Price will vote its clients' shares of a Bank in excess of 10% of the Bank's total voting stock ("Excess Shares").  The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as "mirror voting," or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted.  With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients' shares are Excess Shares on a pro rata basis across all of its clients' portfolios for which T. Rowe Price has the power to vote proxies. 2

REPORTING, RECORD RETENTION AND OVERSIGHT
The TRPA ESG Investing Committee, and certain personnel under the direction of the Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price's proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price's proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm's staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.
T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.

1 This document is not applicable to T. Rowe Price Investment Management, Inc. ("TRPIM").  TRPIM votes proxies independently from the other T. Rowe Price-related investment advisers and has adopted its own proxy voting policy.
2 The FRB Relief and the process for voting of Excess Shares described herein apply to the aggregate beneficial ownership of T. Rowe Price and TRPIM.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES
The fund has entered into a distribution agreement with Fidelity Distributors Company LLC (FDC), an affiliate of Strategic Advisers. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc.
The fund's distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered.
Promotional and administrative expenses in connection with the offer and sale of shares are paid by Strategic Advisers.
The Trustees have approved a Distribution and Service Plan with respect to shares of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule).
The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule.
The Plan, as approved by the Trustees, allows shares of the fund and/or Strategic Advisers to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.
The Plan adopted for the fund or class, as applicable, is described in the prospectus.
Under the Plan, if the payment of management fees by the fund to Strategic Advisers is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan.
The Plan specifically recognizes that Strategic Advisers may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, the Plan provides that Strategic Advisers, directly or through FDC, may pay significant amounts to intermediaries that provide those services.
Currently, the Board of Trustees has authorized such payments for shares of the fund.
Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund or class, as applicable, and its shareholders.
In particular, the Trustees noted that the Plan does not authorize payments by shares of the fund other than those made to Strategic Advisers under its management contract with the fund.
To the extent that the Plan gives Strategic Advisers and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result.
Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.
TRANSFER AND SERVICE AGENT AGREEMENTS
The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of Strategic Advisers, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.
For providing transfer agency services, FIIOC receives no fees from the fund; however, each underlying Fidelity® fund pays its respective transfer agent (either FIIOC or an affiliate of FIIOC) fees based, in part, on the number of positions in and/or assets of the fund invested in such underlying Fidelity® fund. Strategic Advisers or an affiliate of Strategic Advisers will bear the costs of the transfer agency services with respect to assets managed by one or more sub-advisers and assets invested in non-affiliated ETFs under the terms of an agreement between Strategic Advisers and FIIOC.
FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.
FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
The fund has entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of Strategic Advisers   (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.
Strategic Advisers or its affiliate bears the cost of pricing and bookkeeping services under the terms of an agreement between Strategic Advisers and FSC.

DESCRIPTION OF THE TRUST
Trust Organization.
Strategic Advisers® Tax-Sensitive Short Duration Fund is a fund of Fidelity Rutland Square Trust II, an open-end management investment company created under an initial trust instrument dated March 8, 2006.
The Trustees are permitted to create additional funds in the trust and to create additional classes of a fund.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.
Shareholder Liability. The trust is a statutory trust organized under Delaware law. Delaware law provides that, except to the extent otherwise provided in the Trust Instrument, shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of Delaware. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust. The Trust Instrument provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Trust Instrument further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.
The Trust Instrument provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Trust Instrument also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and a fund is unable to meet its obligations. Strategic Advisers LLC believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.
Voting Rights. The fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.
The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.
The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of a trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of a trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.
Custodian.
State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, is custodian of the assets of the fund.
The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies.
From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.
Strategic Advisers, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by Strategic Advisers. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of the fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
Independent Registered Public Accounting Firm.
PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for the fund and provides other audit, tax, and related services.

FUND HOLDINGS INFORMATION
The fund views holdings information as sensitive and limits its dissemination. The Board authorized Strategic Advisers, in consultation with FMR, to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.
Other registered investment companies that are advised or sub-advised by Strategic Advisers or a sub-adviser may be subject to different portfolio holdings disclosure policies, and neither Strategic Advisers nor the Board exercises control over such policies or disclosure. In addition, separate account clients of Strategic Advisers and the sub-advisers have access to their portfolio holdings and are not subject to the fund's portfolio holdings disclosure policies. Some of the funds that are advised or sub-advised by Strategic Advisers or a sub-adviser and some of the separate accounts managed by Strategic Advisers or a sub-adviser have investment objectives and strategies that are substantially similar or identical to the fund's and, therefore, potentially substantially similar, and in certain cases nearly identical, portfolio holdings as the fund.
The fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after month-end).
The fund will provide its top mutual fund positions (if any) on Fidelity's web site (i) monthly, 30 days after month-end, and (ii) quarterly, 15 or more days after the quarter-end.
Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.
The fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of the fund.
FMR's Disclosure Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity ® fund prior to such fund's public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.
Disclosure of non-public portfolio holdings information for a Fidelity ® fund's portfolio may only be provided pursuant to the guidelines below.
The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity ® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons Strategic Advisers believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: the fund's trustees; the fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by the fund and in connection with redemptions in kind.
Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by Strategic Advisers, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. Strategic Advisers relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.
At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial holdings daily, on the next business day) and MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day).
Strategic Advisers, its affiliates, or the fund will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the fund's SAI.
There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.
FINANCIAL STATEMENTS
The fund's financial statements and financial highlights for the fiscal year ended May 31, 2023, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference.
Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies in which the fund has invested, if and to the extent it is permitted to do so.
Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.
APPENDIX
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2023 FMR LLC. All rights reserved.
Fund	Ticker
Strategic Advisers® Fidelity® Core Income Fund	FIWGX

Fund of Fidelity Rutland Square Trust II

STATEMENT OF ADDITIONAL INFORMATION

July 29, 2023

Offered exclusively to certain clients of Strategic Advisers LLC (Strategic Advisers) or its affiliates - not available for sale to the general public.
This Statement of Additional Information (SAI) is not a prospectus. Portions of the fund's annual report are incorporated herein. The annual report(s) are supplied with this SAI.
To obtain a free additional copy of a prospectus or SAI, dated July 29, 2023, or an annual report, please call Fidelity at 1-800-544-3455 or visit Fidelity's web site at www.fidelity.com.
For more information on any Fidelity ® fund, including charges and expenses, call Fidelity at the number indicated above for a free prospectus. Read it carefully before investing or sending money.
245 Summer Street, Boston, MA 02210
COI-PTB-0723
1.9887937.108

INVESTMENT POLICIES AND LIMITATIONS
SPECIAL GEOGRAPHIC CONSIDERATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING AND SELLING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACT
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT AGREEMENTS
SECURITIES LENDING
DESCRIPTION OF THE TRUST
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information (SAI) are not fundamental and may be changed without shareholder approval.
The following are the fund's fundamental investment limitations set forth in their entirety.
Diversification
The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.
Senior Securities
The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.
Borrowing
The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.
Underwriting
The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.
Concentration
The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry (provided that investments in other investment companies shall not be considered an investment in any particular industry for purposes of this investment limitation).
For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Strategic Advisers LLC (Strategic Advisers) looks through to the U.S. Government securities.
Real Estate
The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).
Commodities
The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).
Loans
The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.
The acquisitions of loans and loan participations excluded from the fund's lending limitation discussed above are only those loans and loan participations considered securities within the meaning of the 1940 Act.

The following investment limitations are not fundamental and may be changed without shareholder approval.
Short Sales
The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, except for sales of to be announced (TBA) securities, and provided that transactions in futures contracts, options, and swaps are not deemed to constitute selling securities short.
Margin Purchases
The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
Borrowing
The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which Strategic Advisers or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).
Illiquid Securities
The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.
To the extent that the fund acquires the shares of an underlying fund in accordance with Section 12(d)(1)(F) of the 1940 Act, the underlying fund is not obligated to redeem its shares in an amount exceeding 1% of its shares outstanding during any period of less than 30 days. Those underlying fund shares will not be treated as illiquid securities for purposes of the fund's illiquid securities limitation described above to the extent that the fund is able to dispose of such securities by distributing them in kind to redeeming shareholders. (See "Investment Policies and Limitations - Securities of Other Investment Companies.")
Loans
The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which Strategic Advisers or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

In addition to the fund's fundamental and non-fundamental investment limitations discussed above:
In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
For the fund's policies and limitations on futures and options transactions, see "Investment Policies and Limitations - Futures, Options, and Swaps."
Notwithstanding the foregoing investment limitations, the underlying funds in which the fund may invest have adopted certain investment limitations that may be more or less restrictive than those listed above, thereby permitting the fund to engage indirectly in investment strategies that are prohibited under the investment limitations listed above. The investment limitations of each underlying fund are set forth in its registration statement.
In accordance with its investment program as set forth in the prospectus, the fund may invest more than 25% of its assets in any one underlying Fidelity ® fund. Although the fund does not intend to concentrate its investments in a particular industry, the fund may indirectly concentrate in a particular industry or group of industries through its investments in one or more underlying funds.

The following pages contain more detailed information about types of instruments in which the fund may invest, techniques the fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. The fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, the fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.
Strategic Advisers® Fidelity® Core Income Fund may have exposure to instruments, techniques, and risks either directly or indirectly through an investment in an underlying fund. An underlying fund may invest in the same or other types of instruments and its adviser may employ the same or other types of techniques. Strategic Advisers® Fidelity® Core Income Fund's performance will be affected by the instruments, techniques, and risks associated with an underlying fund, in proportion to the amount of assets that the fund allocates to that underlying fund.
On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "a fund" or "the fund" may relate to Strategic Advisers® Fidelity® Core Income Fund or an underlying fund, and references to "an adviser" or "the adviser" may relate to Strategic Advisers (or its affiliates) or a sub-adviser of Strategic Advisers® Fidelity® Core Income Fund, or an adviser of an underlying fund.
Asset-Backed Securities represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.
Collateralized Loan Obligations (CLO) are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses. For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO trust typically have higher ratings and lower yields than their underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by a fund as illiquid securities, however an active dealer market may exist allowing them to qualify for Rule 144A transactions.
Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity ® funds and other advisory clients only) shares of Fidelity ® Central funds. Generally, these securities offer less potential for gains than other types of securities.
Commodity Futures Trading Commission (CFTC) Notice of Exclusion. The Adviser, on behalf of the Fidelity® fund to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. As of the date of this SAI, the adviser does not expect to register as a CPO of the fund. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.
Common Stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock, although related proceedings can take time to resolve and results can be unpredictable. For purposes of a Fidelity ® fund's policies related to investment in common stock Fidelity considers depositary receipts evidencing ownership of common stock to be common stock.
Convertible Securities are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
Debt Securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.
Disruption to Financial Markets and Related Government Intervention. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of events such as the 2008 economic downturn led the U.S. Government and other governments to take a number of then-unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments in unpredictable ways.
Similarly, widespread disease including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent a fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact a fund's ability to achieve its investment objective, and (iii) may exacerbate the risks discussed elsewhere in a fund's registration statement, including political, social, and economic risks.
The value of a fund's portfolio is also generally subject to the risk of future local, national, or global economic or natural disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it remains uncertain that the U.S. Government or foreign governments will intervene in response to current or future market disturbances and the effect of any such future intervention cannot be predicted.
Dollar-Weighted Average Maturity is derived by multiplying the value of each security by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
Under certain circumstances, a fund may invest in nominally long-term securities that have maturity-shortening features of shorter-term securities, and the maturities of these securities may be deemed to be earlier than their ultimate maturity dates by virtue of an existing demand feature or an adjustable interest rate. Under other circumstances, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. The maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.
Duration is a measure of a bond's price sensitivity to a change in its yield. For example, if a bond has a 5-year duration and its yield rises 1%, the bond's value is likely to fall about 5%. Similarly, if a bond fund has a 5-year average duration and the yield on each of the bonds held by the fund rises 1%, the fund's value is likely to fall about 5%. For funds with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance will likely differ from the example.
Exchange Traded Funds (ETFs) are shares of other investment companies, commodity pools, or other entities that are traded on an exchange. Assets underlying the ETF shares may consist of stocks, bonds, commodities, or other instruments, depending on an ETF's investment objective and strategies. An ETF may seek to replicate the performance of a specific index or may be actively managed.
Typically, shares of an ETF that tracks an index are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called "short ETFs" or "bear ETFs"), ETF shares are expected to increase in value as the value of the underlying benchmark decreases. Inverse ETFs seek to deliver the opposite of the performance of the benchmark they track and are often marketed as a way for investors to profit from, or at least hedge their exposure to, downward moving markets. Investments in inverse ETFs are similar to holding short positions in the underlying benchmark.
ETF shares are redeemable only in large blocks of shares often called "creation units" by persons other than a fund, and are redeemed principally in-kind at each day's next calculated net asset value per share (NAV). ETFs typically incur fees that are separate from those fees incurred directly by a fund. A fund's purchase of ETFs results in the layering of expenses, such that the fund would indirectly bear a proportionate share of any ETF's operating expenses. Further, while traditional investment companies are continuously offered at NAV, ETFs are traded in the secondary market (e.g., on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios.
Some of the risks of investing in an ETF that tracks an index are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF's underlying assets to the index or other benchmark); and the risk that because an ETF that tracks an index is not actively managed, it cannot sell stocks or other assets as long as they are represented in the index or other benchmark. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAV and the risk that the ETFs may not be liquid. ETFs also may be leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns (or decline, in the case of inverse ETFs) of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged and inverse ETFs "reset" daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged and inverse ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.
Exchange Traded Notes (ETNs) are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines aspects of both bonds and ETFs. An ETN's returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs typically do not make periodic interest payments and principal typically is not protected.
ETNs also incur certain expenses not incurred by their applicable index. The market value of an ETN is determined by supply and demand, the current performance of the index or other reference asset, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their intraday indicative value. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN's share trades at a premium or discount to its NAV. Some ETNs that use leverage in an effort to amplify the returns of an underlying index or other reference asset can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.
Exposure to Foreign and Emerging Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.
Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, a fund's adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased investment or valuation risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.
Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
Floating Rate Loans and Other Debt Securities. Floating rate loans consist generally of obligations of companies or other entities (collectively, "borrowers") incurred for the purpose of reorganizing the assets and liabilities of a borrower (recapitalization); acquiring another company (acquisition); taking over control of a company (leveraged buyout); temporary financing (bridge loan); or refinancings, internal growth, or other general business purposes. Floating rate loans are often obligations of borrowers who are highly leveraged.
Floating rate loans may be structured to include both term loans, which are generally fully funded at the time of the making of the loan, and revolving credit facilities, which would require additional investments upon the borrower's demand. A revolving credit facility may require a purchaser to increase its investment in a floating rate loan at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.
Floating rate loans may be acquired by direct investment as a lender, as a participation interest (which represents a fractional interest in a floating rate loan) issued by a lender or other financial institution, or as an assignment of the portion of a floating rate loan previously attributable to a different lender.
A floating rate loan offered as part of the original lending syndicate typically is purchased at par value. As part of the original lending syndicate, a purchaser generally earns a yield equal to the stated interest rate. In addition, members of the original syndicate typically are paid a commitment fee. In secondary market trading, floating rate loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate, respectively. At certain times when reduced opportunities exist for investing in new syndicated floating rate loans, floating rate loans may be available only through the secondary market. There can be no assurance that an adequate supply of floating rate loans will be available for purchase.
Historically, floating rate loans have not been registered with the Securities and Exchange Commission (SEC) or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan historically has been less extensive than if the floating rate loan were registered or exchange-traded.
Purchasers of floating rate loans and other forms of debt securities depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the security may be adversely affected. Floating rate loans and other debt securities that are fully secured provide more protections than unsecured securities in the event of failure to make scheduled interest or principal payments. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Some floating rate loans and other debt securities are not rated by any nationally recognized statistical rating organization. In connection with the restructuring of a floating rate loan or other debt security outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.
Floating rate debt securities include other forms of indebtedness of borrowers such as notes and bonds, securities with fixed rate interest payments in conjunction with a right to receive floating rate interest payments, and shares of other investment companies. These instruments are generally subject to the same risks as floating rate loans but are often more widely issued and traded.
Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes. Forward contracts not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying currency. All of these instruments and transactions are subject to the risk that the counterparty will default.
A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security denominated in a foreign currency is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used to protect a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also attempt to hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
Successful use of currency management strategies will depend on an adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as an adviser anticipates. For example, if a currency's value rose at a time when a fund had hedged its position by selling that currency in exchange for dollars, the fund would not participate in the currency's appreciation. If a fund hedges currency exposure through proxy hedges, the fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if a fund increases its exposure to a foreign currency and that currency's value declines, the fund will realize a loss. Foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that a fund's hedging strategies will be ineffective. Moreover, it is impossible to precisely forecast the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expenses of such transaction), if an adviser's predictions regarding the movement of foreign currency or securities markets prove inaccurate.
A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. There is no assurance that an adviser's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.
Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the fund to reduce foreign currency risk using such options.
Foreign Repurchase Agreements. Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, a fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging markets investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.
Funds of Funds and Other Large Shareholders. Certain Fidelity ® funds and accounts (including funds of funds) invest in other funds ("underlying funds") and, as a result, may at times have substantial investments in one or more underlying funds.
An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund's shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund's shares.
When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity ® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time.
Fund's Rights as an Investor. Fidelity ® funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. A fund's proxy voting guidelines are included in its SAI.
Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.
Strategic Advisers® Fidelity® Core Income Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.
The policies and limitations regarding the fund's investments in futures contracts, options, and swaps may be changed as regulatory agencies permit.
The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.
Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). In addition, some currently available futures contracts are based on the Secured Overnight Financing Rate (SOFR) and other interest rates. Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant, when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's NAV. The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the futures commission merchant of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the futures commission merchant's other customers, potentially resulting in losses to the fund.
Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.
There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.
Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.
Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.
Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.
Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or OTC. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.
The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to a futures commission merchant as described above for futures contracts.
If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in price increases and, if a call writer does not hold the underlying instrument, a call writer's loss is theoretically unlimited.
Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.
There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value.
Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.
Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."
Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.
Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.
Swap agreements can take many different forms and are known by a variety of names. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member futures commission merchant may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. However, regulators have adopted rules imposing certain margin requirements, including minimums, on certain uncleared swaps which could reduce the distinction.
A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.
In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.
Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller.
If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity ® fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. This risk for cleared swaps is generally lower than for uncleared swaps since the counterparty is a clearinghouse, but there can be no assurance that a clearinghouse or its members will satisfy its obligations.
A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.
Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.
Hybrid and Preferred Securities. A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.
The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.
Illiquid Investments means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund. Illiquid securities may include (1) repurchase agreements maturing in more than seven days without demand/redemption features, (2) OTC options and certain other derivatives, (3) private placements, (4) securities traded on markets and exchanges with structural constraints, and (5) loan participations.
Under the supervision of the Board of Trustees, a Fidelity ® fund's adviser classifies the liquidity of a fund's investments and monitors the extent of a fund's illiquid investments.
Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.
Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment's liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund's investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.
Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has, at times, grown rapidly. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.
A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.
One rating service has, in the past, lowered its long-term sovereign credit rating on the United States. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by a rating service's decision to downgrade the long-term sovereign credit rating of the United States.
Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.
Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.
Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.
Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.
Inflation-protected securities, for example, can be indexed to a measure of inflation, such as the Consumer Price Index (CPI).
Commodity-indexed securities, for example, can be indexed to a commodities index such as the Bloomberg Commodity Index.
Gold-indexed securities typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices.
Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
Insolvency of Issuers, Counterparties, and Intermediaries. Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.
As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.
If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.
Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a Fidelity ® fund may lend money to, and borrow money from, other funds advised by Fidelity Management & Research Company LLC (FMR) or its affiliates. A Fidelity ® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity ® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity ® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.
Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand. A fund may acquire loans by buying an assignment of all or a portion of the loan from a lender or by purchasing a loan participation from a lender or other purchaser of a participation.
Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Different types of assets may be used as collateral for a fund's loans and there can be no assurance that a fund will correctly evaluate the value of the assets collateralizing the fund's loans. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In any restructuring or bankruptcy proceedings relating to a borrower funded by a fund, a fund may be required to accept collateral with less value than the amount of the loan made by the fund to the borrower. Direct indebtedness of foreign countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Loans and other types of direct indebtedness (which a fund may originate, acquire or otherwise gain exposure to) may not be readily marketable and may be subject to restrictions on resale. Some indebtedness may be difficult to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a fund's net asset value than if that value were based on readily available market quotations, and could result in significant variations in a fund's daily share price. Some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.
Direct lending and investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the lender/purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In the event of a default by the borrower, a fund may have difficulty disposing of the assets used as collateral for a loan. In addition, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest. Direct loans are typically not administered by an underwriter or agent bank. The terms of direct loans are negotiated with borrowers in private transactions. Direct loans are not publicly traded and may not have a secondary market.
A fund may seek to dispose of loans in certain cases, to the extent possible, through selling participations in the loan. In that case, a fund would remain subject to certain obligations, which may result in expenses for a fund and certain additional risks.
Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate lenders/purchasers, including a fund, to make additional cash payments on demand. These commitments may have the effect of requiring a lender/purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.
In the process of originating, buying, selling and holding loans, a fund may receive and/or pay certain fees. These fees are in addition to the interest payments received and may include facility, closing or upfront fees, commitment fees and commissions. A fund may receive or pay a facility, closing or upfront fee when it buys or sells a loan. A fund may receive a commitment fee throughout the life of the loan or as long as the fund remains invested in the loan (in addition to interest payments) for any unused portion of a committed line of credit. Other fees received by the fund may include prepayment fees, covenant waiver fees, ticking fees and/or modification fees. Legal fees related to the originating, buying, selling and holding loans may also be borne by the fund (including legal fees to assess conformity of a loan investment with 1940 Act provisions).
When engaging in direct lending, if permitted by its investment policies, a fund's performance may depend, in part, on the ability of the fund to originate loans on advantageous terms. A fund may compete with other lenders in originating and purchasing loans. Increased competition for, or a diminished available supply of, qualifying loans could result in lower yields on and/or less advantageous terms for such loans, which could reduce fund performance.
For a Fidelity ® fund that limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
If permitted by its investment policies, a fund may also obtain exposure to the lending activities described above indirectly through its investments in underlying Fidelity ® funds or other vehicles that may engage in such activities directly.
Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.
Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. Such analysis may focus on relative values based on factors such as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer, in an attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
Low or Negative Yielding Securities. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including Japan and some European countries, are at or near historically low levels. Japan and those European countries have, from time to time, experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk for the markets as a whole and for the funds. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent a fund is exposed to such interest rates.
Mortgage Securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.
Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.
The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.
A fund may seek to earn additional income by using a trading strategy (commonly known as "mortgage dollar rolls" or "reverse mortgage dollar rolls") that involves selling (or buying) mortgage securities, realizing a gain or loss, and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities that are permissible investments for the fund. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction, a fund is entitled to interest and principal payments on the securities purchased. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.
Precious Metals. Precious metals, such as gold, silver, platinum, and palladium, at times have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of gold and other precious metals, however, are less subject to local and company-specific factors than securities of individual companies. As a result, precious metals may be more or less volatile in price than securities of companies engaged in precious metals-related businesses. Investments in precious metals can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. Although precious metals can be purchased in any form, including bullion and coins, a Fidelity ® fund intends to purchase only those forms of precious metals that are readily marketable and that can be stored in accordance with custody regulations applicable to mutual funds. A fund may incur higher custody and transaction costs for precious metals than for securities. Also, precious metals investments do not pay income.
For a fund to qualify as a regulated investment company under current federal tax law, gains from selling precious metals may not exceed 10% of the fund's gross income for its taxable year. This tax requirement could cause a fund to hold or sell precious metals or securities when it would not otherwise do so.
Real Estate Investment Trusts (REITs). REITs issue debt securities to fund the purchase and/or development of commercial properties. The value of these debt securities may be affected by changes in the value of the underlying property owned by the trusts, the creditworthiness of the trusts, interest rates, and tax and regulatory requirements. REITs are dependent upon management skill and the cash flow generated by the properties owned by the trusts. REITs are at the risk of the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.
Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity ® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.
Restricted Securities (including Private Placements) are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities, including private placements of private and public companies, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.
Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity ® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage. Under SEC requirements, a fund needs to aggregate the amount of indebtedness associated with its reverse repurchase agreements and similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions.
SEC Rule 18f-4.   In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies (the "rule"). Subject to certain exceptions, the rule requires the funds to trade derivatives and certain other transactions that create future payment or delivery obligations subject to a value-at-risk (VaR) leverage limit and to certain derivatives risk management program, reporting and board oversight requirements. Generally, these requirements apply to any fund engaging in derivatives transactions unless a fund satisfies a "limited derivatives users" exception, which requires the fund to limit its gross notional derivatives exposure (with certain exceptions) to 10% of its net assets and to adopt derivatives risk management procedures. Under the rule, when a fund trades reverse repurchase agreements or similar financing transactions, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions. The SEC also provided guidance in connection with the final rule regarding the use of securities lending collateral that may limit securities lending activities. In addition, under the rule, a fund may invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that (i) the fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the "Delayed-Settlement Securities Provision"). A fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the fund treats any such transaction as a derivatives transaction for purposes of compliance with the rule. Furthermore, under the rule, a fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the funds to use derivatives, short sales, reverse repurchase agreements and similar financing transactions, and the other relevant transactions as part of its investment strategies. These requirements also may increase the cost of the fund's investments and cost of doing business, which could adversely affect investors.
Securities Lending. A Fidelity ® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate, National Financial Services LLC (NFS). Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity ® fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.
The Fidelity ® funds have retained agents, including NFS, an affiliate of the funds, to act as securities lending agent. If NFS acts as securities lending agent for a fund, it is subject to the overall supervision of the fund's adviser, and NFS will administer the lending program in accordance with guidelines approved by the fund's Trustees.
Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.
Securities of Other Investment Companies , including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies such as mutual funds and ETFs, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies (including investment companies managed by affiliates of Strategic Advisers) involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses, unless such fees have been waived by Strategic Advisers. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market. Similarly, ETFs trade on a securities exchange and may trade at a premium or a discount to their NAV.
The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.
A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, Strategic Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.
Short Sales . Short sales involve the market sale of a security a fund has borrowed from a prime broker with which it has a contractual relationship, with the expectation that the security will underperform either the market or the securities that the fund holds long. A fund closes a short sale by purchasing the same security at the current market price and delivering it to the prime broker.
Until a fund closes out a short position, the fund is obligated to pay the prime broker (from which it borrowed the security sold short) interest as well as any dividends that accrue during the period of the loan. While a short position is outstanding, a fund must also pledge a portion of its assets to the prime broker as collateral for the borrowed security. The collateral will be marked to market daily.
Short positions create a risk that a fund will be required to cover them by buying the security at a time when the security has appreciated in value, thus resulting in a loss to the fund. A short position in a security poses more risk than holding the same security long. Because a short position loses value as the security's price increases, the loss on a short sale is theoretically unlimited. The loss on a long position is limited to what a fund originally paid for the security together with any transaction costs. A fund may not always be able to borrow a security the fund seeks to sell short at a particular time or at an acceptable price. As a result, a fund may be unable to fully implement its investment strategy due to a lack of available stocks or for other reasons. It is possible that the market value of the securities a fund holds in long positions will decline at the same time that the market value of the securities the fund has sold short increases, thereby increasing the fund's potential volatility. Because a fund may be required to pay dividends, interest, premiums and other expenses in connection with a short sale, any benefit for the fund resulting from the short sale will be decreased, and the amount of any ultimate gain will be decreased or of any loss will be increased, by the amount of such expenses.
A fund may also enter into short sales against the box. Short sales "against the box" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.
Sovereign Debt Obligations are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
Special Purpose Acquisition Companies (SPACs). A fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool money to seek potential acquisition opportunities. SPACs are collective investment structures formed to raise money in an initial public offering for the purpose of merging with or acquiring one or more operating companies (the "de-SPAC Transaction"). Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. In connection with a de-SPAC Transaction, the SPAC may complete a PIPE (private investment in public equity) offering with certain investors. A fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its de-SPAC Transaction.
Because SPACs do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC's management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. An investment in a SPAC is subject to a variety of risks, including that (i) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (ii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (iii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; (iv) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the fund believes is the SPAC interest's intrinsic value; (v) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of shareholders; (vi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (vii) the warrants or other rights with respect to the SPAC held by a fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (viii) a fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; and (ix) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction.
Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold, but only pursuant to an effective registration statement or other exemption from registration. The securities issued by a SPAC, which are typically traded either in the over-the-counter market or on an exchange, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.
Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.
Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.
Structured Securities (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.
Temporary Defensive Policies. In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If a fund does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.
Strategic Advisers® Fidelity® Core Income Fund reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.
Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity ® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.
If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the fund when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank account overnight. Any risks associated with such an account are investment risks of the fund. The fund faces the risk of loss of these balances if the bank becomes insolvent.
Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality, sometimes subject to a cap or floor on such rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. For purposes of determining the maximum maturity of a variable or floating rate security, a fund's adviser may take into account normal settlement periods.
In addition to other interbank offered rates (IBORs), the most common benchmark rate for floating rate securities is London Interbank Offered Rate (LIBOR), which is the rate of interest offered on short-term interbank deposits, as determined by trading between major international banks. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other IBORs were susceptible to manipulation. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of U.S. dollar overnight borrowings) and the Sterling Overnight Index Average rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until at least mid-2023. In addition, the United Kingdom Financial Conduct Authority (FCA) has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Although the transition process away from IBORs has become increasingly well-defined, any potential effects of a transition away from the IBORs on a fund and the financial instruments in which it invests can be difficult to ascertain, and may depend on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts; (ii) the effect of new legislation relating to the discontinuation of LIBOR and the use of replacement rates, and (iii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Moreover, certain aspects of the transition from IBORs will rely on the actions of third-party market participants, such as clearing houses, trustees, administrative agents, asset servicers and certain service providers; the Adviser cannot guarantee the performance of such market participants and any failure on the part of such market participants to manage their part of the IBOR transition could impact a fund. Such transition may result in a reduction in the value of IBOR-based instruments held by a fund, a reduction in the effectiveness of certain hedging transactions and increased illiquidity and volatility in markets that currently rely on an IBOR to determine interest rates, any of which could adversely impact the fund's performance.
Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.
Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.
When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.
When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.
A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.
A fund may also engage in purchases or sales of "to be announced" or "TBA" securities, which usually are transactions in which a fund buys or sells mortgage-backed securities on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount. TBA trades can be used by a fund for investment purposes in order to gain exposure to certain securities, or for hedging purposes to adjust the risk exposure of a fund portfolio without having to restructure a portfolio. Purchases and sales of TBA securities involve risks similar to those discussed above for other when-issued and forward purchase and sale transactions. In addition, when a fund sells TBA securities, it incurs risks similar to those incurred in short sales. For example, when a fund sells TBA securities without owning or having the right to obtain the deliverable securities, it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. Also, a fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.
Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.
In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.
Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund's service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund's manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund's ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.
While a fund's service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

SPECIAL GEOGRAPHIC CONSIDERATIONS
Emerging Markets. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets that the Adviser identifies as having similar emerging markets characteristics. Emerging markets tend to have relatively low gross national product per capita compared to the world's major economies and may have the potential for rapid economic growth.
Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include less social, political, and economic stability and greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes. Foreign exchanges and broker-dealers may be subject to less oversight and regulation by local authorities. Local governments may decide to seize or confiscate securities held by foreign investors, restrict an investor's ability to sell or redeem securities, suspend or limit an issuer's ability to make dividend or interest payments, and/or limit or entirely restrict repatriation of invested capital, profits, and dividends. Capital gains may be subject to local taxation, including on a retroactive basis. Issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency. Investors may experience difficulty in enforcing legal claims related to the securities and shareholder claims common in the United States may not exist in emerging markets. Additionally, local judges may favor the interests of the issuer over those of foreign investors. U.S. authorities may be unable to investigate, bring, or enforce actions against non-U.S. companies and non-U.S. persons. Bankruptcy judgments may only be permitted to be paid in the local currency. Infrequent financial reporting, substandard disclosure, and differences in financial reporting, audit and accounting requirements and standards may make it difficult to ascertain the financial health of an issuer. Moreover, limited public information regarding an issuer may result in greater difficulty in determining market valuations of the securities.
In addition, unlike developed countries, many emerging countries' economic growth highly depends on exports and inflows of external capital, making them more vulnerable to the downturns of the world economy. The enduring low growth in the global economy has weakened the global demand for emerging market exports and tightened international credit supplies, highlighting the sensitivity of emerging economies to the performance of their trading partners. Developing countries may also face disproportionately large exposure to the negative effects of climate change, due to both geography and a lack of access to technology to adapt to its effects, which could include increased frequency and severity of natural disasters as well as extreme weather events such as droughts, rising sea levels, decreased crop yields, and increased spread of disease, all of which could harm performance of affected economies. Given the particular vulnerability of emerging market countries to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on developing countries.
Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret or laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak, not enforced consistently, or non-existent. Sudden changes in governments or the transition of regimes may result in policies that are less favorable to investors such as the imposition of price controls or policies designed to expropriate or nationalize "sovereign" assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.
The United States, other nations, or other governmental entities (including supranational entities) could impose sanctions on a country that limits or restricts foreign investment, the movement of assets or other economic activity. In addition, an imposition of sanctions upon certain issuers in a country could have a materially adverse effect on the value of such companies' securities, delay a fund's ability to exercise certain rights as security holder, and/or impair a fund's ability to meet its investment objectives. A fund may be prohibited from investing in securities issued by companies subject to such sanctions and may be required to freeze its existing investments in those companies, prohibiting the fund from selling or otherwise transacting in these investments. Such sanctions, or other intergovernmental actions that may be taken in the future, may result in the devaluation of the country's currency, a downgrade in the country's credit rating, and/or a decline in the value and liquidity of impacted company stocks.
Many emerging market countries in which a fund may invest lack the social, political, and economic stability characteristic exhibited by developed countries. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, governmental corruption, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation (or taxes on foreign investments); and (v) imposition of trade barriers.
Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves, which has resulted in some governments restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial relative to their actual market values.
Governments of many emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs that cause huge budget deficits. Often, interest payments have become too overwhelming for these governments to meet, as these payments may represent a large percentage of a country's total GDP. Accordingly, these foreign obligations have become the subject of political debate within emerging market countries, which has resulted in internal pressure for such governments to not make payments to foreign creditors, but instead to use these funds for social programs. As a result of either an inability to pay or submission to political pressure, the governments have sought to restructure their loan and/or bond obligations, have declared a temporary suspension of interest payments, or have defaulted (in part or full) on their outstanding debt obligations. These events have adversely affected the values of securities issued by the governments and corporations domiciled in these emerging market countries and have negatively affected not only their cost of borrowing but also their ability to borrow in the future. Emerging markets have also benefited from continued monetary policies adopted by the central banks of developed countries. Recently, however, the U.S. Federal Reserve and other countries' central banks have increased interest rates numerous times in response to global inflation. It is unclear whether interest rates will continue to rise in the future. These increases may have a disproportionately adverse effect on emerging market economies.
In addition to their continued reliance on international capital markets, many emerging economies are also highly dependent on international trade and exports, including exports of oil and other commodities. As a result, these economies are particularly vulnerable to downturns of the world economy. In recent years, emerging market economies have been subject to tightened international credit supplies and weakened global demand for their exports and, as a result, certain of these economies faced significant difficulties and some economies face recessionary concerns. Over the last decade, emerging market countries, and companies domiciled in such countries, have acquired significant debt levels. Any additional increases in U.S. interest rates may further restrict the access to credit supplies and jeopardize the ability of emerging market countries to pay their respective debt service obligations. Although certain emerging market economies have shown signs of growth and recovery, continued growth is dependent on the uncertain economic outlook of China, Japan, the European Union, and the United States. The reduced demand for exports and lack of available capital for investment resulting from the European debt crisis, a slowdown in China, the continued effects of the COVID-19 pandemic, and persistent low growth in the global economy may inhibit growth for emerging market countries.
The COVID-19 pandemic has presented significant challenges to the economies of emerging markets, including, among others, rising inflation, food insecurity, subdued employment growth, and economic setback caused by supply chain disruption and the reduction in exports. Limited supplies of effective vaccination and medical resources have undermined the productive activities in emerging markets. The continually evolving variants of the COVID-19 virus have constantly challenged the existing containment strategy, causing significant human capital loss and social disturbances. The future direction of the pandemic is difficult to predict, and emerging markets are more likely to suffer more heavily from new developments in the virus due to their lack of sufficient access to medical resources.
All these economic setbacks have been exacerbated by the ongoing conflict in Ukraine stemming from Russia's invasion into the country in early 2022, which is causing higher global inflation and the significant rise in energy and food prices. These problems may worsen if the war escalates or spreads into neighboring countries or other regions.
PORTFOLIO TRANSACTIONS
To the extent that Strategic Advisers grants investment management authority over an allocated portion of the fund's assets to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section.
Orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Strategic Advisers (either directly or through its affiliates) or a sub-adviser, pursuant to authority contained in the management contract and the respective sub-advisory agreement.
Strategic Advisers or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.
The fund will not incur any commissions or sales charges when it invests in affiliated mutual funds, but it may incur such costs when it invests in non-affiliated funds and when it invests directly in other types of securities, including ETFs.
Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.
Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.
The Trustees of the  fund periodically review Strategic Advisers' and its affiliates' and each sub-adviser's performance of their respective responsibilities in connection with the placement of portfolio securities transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.
Strategic Advisers.
The Selection of Securities Brokers and Dealers
Strategic Advisers or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) to place or execute the fund's portfolio securities transactions. In selecting brokers, including affiliates of Strategic Advisers, to execute the fund's portfolio securities transactions, Strategic Advisers or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to Strategic Advisers' or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, Strategic Advisers or its affiliates may choose to execute an order using ECNs including broker-sponsored algorithmics, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors include, but are not limited to, the following: price; costs; the size, nature and type of order; the speed of executions; financial condition and reputation of the broker; broker specific considerations (e.g., not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; and the potential for information leakage; the nature or existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.
The trading desks through which Strategic Advisers or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities.
In seeking best execution for portfolio securities transactions, Strategic Advisers or its affiliates may from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. Strategic Advisers or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. Occasionally, Strategic Advisers or its affiliates execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of Strategic Advisers or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. Strategic Advisers or its affiliates execute futures transactions electronically.
The Acquisition of Brokerage and Research Products and Services
Strategic Advisers does not maintain a soft dollar program. Some sub-advisers to the fund use soft dollar or other commission-sharing arrangements in connection with transactions effected for the fund. In those cases, sub-advisers could, pursuant to their policies and procedures, allocate brokerage transactions of the fund to brokers in exchange for research-related or brokerage-related goods or services, provided that such arrangements meet the requirements of Section 28(e) of the Securities Exchange Act of 1934. Strategic Advisers does not obtain products, research, or services in connection with directing brokerage business to any broker or dealer.
Commission Recapture
Strategic Advisers  does not consider, in selecting or recommending brokers, whether Strategic Advisers or a related person to Strategic Advisers receives client referrals from a broker or third party. Strategic Advisers and its affiliates are authorized to allocate brokerage transactions to brokers who are not affiliates of Strategic Advisers who have entered into arrangements with Strategic Advisers or its affiliates under which the broker, using predetermined methodology, rebates a portion of the compensation paid by the fund to offset that fund's expenses, which is paid to Strategic Advisers or its affiliates. Not all brokers with whom the fund trades have agreed to participate in brokerage commission recapture. Strategic Advisers expects that brokers from whom Strategic Advisers or its affiliates purchase research products and services with their own resources (referred to as "hard dollars") are unlikely to participate in commission recapture.
Affiliated Transactions
In certain cases, Strategic Advisers and its delegates are authorized to place portfolio transactions with affiliated registered brokers or transfer agents. In particular, Strategic Advisers can place trades with NFS, through its Fidelity Capital Markets (FCM) division, and Luminex Trading & Analytics LLC (Luminex). Strategic Advisers will arrange for the execution of transactions through those brokers or dealers if Strategic Advisers reasonably believes that the quality of the execution of the transaction is comparable to what could be obtained through other qualified brokers or dealers. In determining the ability of a broker or dealer to obtain best execution, Strategic Advisers will consider a number of factors, including the broker's or dealer's execution capabilities, reputation, and access to the markets for the securities being traded. Sub-advisers of the fund are authorized to place portfolio transactions with Strategic Advisers' affiliated brokers in accordance with regulatory guidelines. For certain funds trades are facilitated through FMR's trading desk and then allocated to affiliated or unaffiliated executing brokers. In addition, from time to time, Strategic Advisers or its affiliates may place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent and/or use Level ATS, an alternative trading system that is deemed to be affiliated with the Adviser, for execution services.
The Trustees of the fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.
Non-U.S. Transactions
To facilitate trade settlement and related activities in non-United States securities transactions, Strategic Advisers or its affiliates may effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions may be effected on behalf of funds by parties other than Strategic Advisers or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.
Trade Allocation
Although the Trustees and officers of the fund are substantially the same as those of certain other funds managed by Strategic Advisers or its affiliates, investment decisions for the fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by Strategic Advisers or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.
When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by Strategic Advisers to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.
FIAM LLC (FIAM).
The Selection of Securities Brokers and Dealers
FIAM or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) with which to place the fund's portfolio securities transactions. In selecting brokers, including affiliates of FIAM, to execute the fund's portfolio securities transactions, FIAM or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to FIAM's or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution or use of specific brokers over other factors. Based on the factors considered, FIAM or its affiliates may choose to execute an order using electronic channels, including broker-sponsored algorithms, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors may include, but are not limited to the following: price; costs; the size, nature and type of the order; speed of execution, financial condition and reputation of the broker; broker-specific considerations (e.g., not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; confidentiality and the potential for information leakage; the nature of existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of brokerage and research products and services, if applicable and where allowed by law.
In seeking best execution for portfolio securities transactions, FIAM and/or its affiliates from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. FIAM and/or its affiliates may also select brokers that charge more than the lowest commission rate available from another broker. Occasionally FIAM and/or its affiliates execute an entire securities transaction with a broker and allocate ("step out") all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of FIAM or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. FIAM and/or its affiliates execute futures transactions verbally and electronically.
The Acquisition of Brokerage and Research Products and Services
To the extent permitted by applicable law, brokers (who are not affiliates of FIAM) that execute transactions for the fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to FIAM or its affiliates.
Research Products and Services.   Products and services that FIAM or its affiliates have received during the last fiscal year include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone, video and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. Brokers also provide brokerage and research products and services in the form of a specific proprietary or third-party product or service, upon request by FIAM or its affiliates. Some of these brokerage and research products and services supplement FIAM's or its affiliates' own research activities in providing investment advice to the fund.
Execution Services. In addition, when permissible under applicable law, brokerage and research products and services include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).
Mixed-Use Products and Services. Although FIAM or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they may use commission dollars to obtain certain products or services that are not used exclusively in their investment decision-making process (mixed-use products or services). In those circumstances, FIAM or its affiliates will make a good faith effort to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").
Benefits to FIAM. FIAM's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these products or services with their own resources. Therefore, an economic incentive exists for FIAM and/or its affiliates to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on FIAM's or its affiliates' clients interest in receiving most favorable execution. FIAM and its affiliates manage the receipt of brokerage and research products and services and the potential conflicts through their Commission Uses Program. The Commission Uses Program effectively "unbundles" commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. Those brokers have client commission arrangements (each a CCA) in place with FIAM and its affiliates (each of those brokers is referred to as CCA brokers). In selecting brokers for executing transactions on behalf of the fund, the trading desks through which FIAM or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the brokers' quality of execution and without any consideration of brokerage and research products and services the CCA broker provides. Commissions paid to a CCA broker include both an execution commission and either credits or transmits the research portion (also known as "soft dollars") to a CCA pool maintained by each CCA broker. Soft dollar credits ("credits") accumulated in CCA pools are used to pay research expenses. In some cases, FIAM or its affiliates request that a broker that is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid with credits from the CCA pool. The administration of brokerage and research products and services is managed separately from the trading desks, and the traders have no responsibility for administering the research program, including the payment for research. FIAM and/or its affiliates, at times, use a third-party aggregator to facilitate payments to research providers. Where an aggregator is involved, the aggregator would maintain credits in an account that is segregated from the aggregator's proprietary assets and the assets of its other clients ("segregated account") and use those credits to pay research providers as instructed by FIAM or its affiliates. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that FIAM or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services are provided at no additional cost to FIAM or its affiliates or might not have an explicit cost associated with them.
FIAM's Decision-Making Process. In connection with the allocation of fund brokerage, FIAM and/or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/ or research products and services provided to FIAM and/or its affiliates, viewed in terms of the particular transaction for the fund or FIAM's and/or its affiliates' overall responsibilities to that fund or other clients for which FIAM or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with the fund's brokerage does not benefit the fund and certain clients will receive the benefit of the brokerage and research product or service obtained with other clients' commissions. As required under applicable laws or client policy, commissions generated by certain clients may only be used to obtain certain brokerage and research products and services. As a result, certain client accounts will pay more proportionately for certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each client continues to be allocated equitably. Certain non-equity accounts that on rare occasion may receive an equity security through an issuer restructuring or other event and are required or determine to dispose of such equity security, subject to applicable law and client policy, may trade at execution only rates outside of the Commission Usage Program. While FIAM and its affiliates take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither FIAM, its affiliates, nor the fund incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these brokerage and research products and services assist FIAM or its affiliates in terms of their overall investment responsibilities to the fund or any other client accounts for which FIAM or its affiliates may have investment discretion. Certain client accounts use brokerage commissions to acquire brokerage and research products and services that also benefit other client accounts managed by FIAM or its affiliates, and not every client account uses the brokerage and research products and services that have been acquired through that account's commissions.
Research Contracts. FIAM and/or its affiliates have arrangements with certain third-party research providers and brokers through whom FIAM and/or its affiliates effect fund trades, whereby FIAM and/or its affiliates pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, FIAM and/or its affiliates, at times, will cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to FIAM and/or its affiliates, or that may be available from another broker. FIAM's or its affiliates' potential determination to pay for research products and services separately (e.g., with hard dollars) is wholly voluntary on FIAM's and its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.
Funds Managed within the European Union. FIAM and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as "MiFID II", as implemented in the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the "FCA"), where applicable.
For accounts that are managed within the United Kingdom, FIAM's affiliate FMR Investment Management (UK) Limited (FMRIM (UK)) uses research payment accounts (RPAs) to cover costs associated with equity and high income external research that is consumed by those accounts in accordance with MiFID II and FCA regulations. With RPAs, clients pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission1. For clients that use an RPA, FMRIM (UK) establishes a research budget. The budget is set by first grouping accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union or the United Kingdom. In this regard, research budgets are set by research needs and are not otherwise linked to the volume or value of transactions executed on behalf of the account. For clients where portions are managed both within and outside of the United Kingdom, external research is paid using both a CCA and an RPA. Determinations of what is eligible research and how costs are allocated are made in accordance with FIAM's and its affiliates' policies and procedures. Costs for research consumed by accounts that use an RPA are allocated among the accounts within defined strategies pro rata based on the assets under management for each account. While the research charge paid on behalf of any one client that uses an RPA varies over time, the overall research charge determined at the client level on an annual basis will not be exceeded.
FMRIM (UK) is responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets are maintained in accounts at a third-party depository institution, held in the name of FMRIM (UK). FMRIM (UK) provides to client accounts, on request, a summary of: (i) the providers paid from the RPA; (ii) the total amount they were paid over a defined period; (iii) the benefits and services received by FMRIM (UK); and (iv) how the total amount spent from the RPA compares to the research budget set for that period, noting any rebate or carryover if residual funds remain in the RPA.
Impacted accounts, like those accounts that participate in CCA pools, at times, will make payments to a broker that include both an execution commission and a research charge, but unlike CCAs (for which research charges may be retained by the CCA broker and credited to the CCA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA are used to satisfy external research costs consumed by the accounts.
If the costs of paying for external research exceed the amount initially agreed in relation to accounts in a given strategy, FIAM or its affiliates may continue to charge those accounts beyond the initially agreed amount in accordance with MiFID II, continue to acquire external research for the accounts using its own resources, or cease to purchase external research for those accounts until the next annual research budget. If assets for specific accounts remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year's research charges for those accounts or rebated to those accounts.
Accounts managed by FIAM or its affiliates that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FIAM and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMRIM (UK) portfolio managers that manage fixed income accounts in any manner inconsistent with MiFID II and FCA regulations.
1 The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would be permissible under Section 28(e) of the Securities Exchange Act of 1934 by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for brokerage and research products and services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered "commissions" for Section 28(e) purposes.
Commission Recapture
From time to time, FIAM or its affiliates engage in brokerage transactions with brokers who are not affiliates of FIAM who have entered into arrangements with FIAM or its affiliates under which the broker will, at times, rebate a portion of the compensation paid by a fund ("commission recapture"). Not all brokers with whom the fund trades have been asked to participate in brokerage commission recapture.
Affiliated Transactions
FIAM or its affiliates place trades with certain brokers, including NFS, through its Fidelity Capital Markets (FCM) division, and Luminex, with whom they are under common control or otherwise affiliated, provided FIAM or its affiliates determine that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the fund and subject to other applicable law. In addition, from time to time, FIAM or its affiliates place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent and/or use Level ATS, an alternative trading system that is deemed to be affiliated with the Adviser, for execution services. Similarly, equity trades may be executed through national securities exchanges in which FIAM or its affiliates have an interest. Any decision to execute a trade through an alternative trading system or exchange in which FIAM or its affiliates have an interest are made in accordance with applicable law, including their obligation to seek best execution. For trades placed on such a system or exchange, FIAM or its affiliates may benefit in the form of increased valuations(s) of its equity interest, or other renumeration, but it is not possible to predict the likelihood of that occurring or quantify the amount of any such benefit in advance.
The Trustees of the fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.
Non-U.S. Securities Transactions
To facilitate trade settlement and related activities in non-U.S. securities transactions, FIAM or its affiliates effect spot foreign currency transactions with foreign currency dealers or may engage a third party to do so. Due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions are effected on behalf of funds by parties other than FIAM or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.
Trade Allocation
Although the Trustees and officers of the fund are substantially the same as those of certain other Fidelity® funds, investment decisions for the fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.
When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by FIAM to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.
Commissions Paid
A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.
The following table shows the fund's portfolio turnover rate for the fiscal period(s) ended May 31, 2023 and 2022. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in Strategic Advisers' investment outlook.
Turnover Rates	2023	2022
Strategic Advisers® Fidelity® Core Income Fund	202%	201%

During the fiscal year ended May 31, 2023, the following fund(s) held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by the fund as of the fiscal year ended May 31, 2023.
Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
Strategic Advisers® Fidelity® Core Income Fund	Bank of America Corp.	$311,241,593
	Barclays PLC	$126,285,405
	Credit Suisse Group	$102,237,206
	Goldman Sachs Group, Inc.	$133,353,314
	JPMorgan Chase & Co.	$307,730,882
	Morgan Stanley	$171,336,482
	UBS AG	$32,751,788
	Royal Bank of Canada	$650,260

The following table shows the total amount of brokerage commissions paid by the following fund(s), comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal year(s) ended May 31, 2023, 2022, and 2021. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.
Fund	Fiscal Year Ended	Dollar Amount	Percentage of Average Net Assets
Strategic Advisers® Fidelity® Core Income Fund	2023	$297,630	0.00%
	2022	$218,289	0.00%
	2021	$138,283	0.00%

Brokerage commissions may vary significantly from year to year due to a variety of factors, including the types of investments selected by the sub-adviser(s), changes in transaction costs, and market conditions. During the fiscal year(s) ended May 31, 2023, 2022, and 2021, the following brokerage commissions were paid to affiliated brokers:
Fiscal Year End	Broker	Affiliated With	Transaction Initiated By	Commissions	Percentage of Aggregate Brokerage Commissions	Percentage of Aggregate Dollar Amount of Brokerage Transactions
2023	Fidelity Capital Markets	FMR LLC / Strategic Advisers	FIAM LLC	$7	0.00%	0.00%
2023	Luminex Trading & Analytics	FMR LLC / Strategic Advisers	FIAM LLC	$1	0.00%	0.00%
2023	FCM	FMR LLC / Strategic Advisers	Strategic Advisers LLC	$0	0.00%	0.00%
2023	Luminex	FMR LLC / Strategic Advisers	Strategic Advisers LLC	$0	0.00%	0.00%
2022	FCM	FMR LLC / Strategic Advisers	Strategic Advisers LLC	$0
2022	Luminex	FMR LLC / Strategic Advisers	Strategic Advisers LLC	$0
2021	Fidelity Capital Markets	FMR LLC / Strategic Advisers	FIAM LLC	$21
2021	FCM	FMR LLC / Strategic Advisers	Strategic Advisers LLC	$0
2021	Luminex	FMR LLC / Strategic Advisers	Strategic Advisers LLC	$0
The following table shows the dollar amount of brokerage commissions paid to firms that may have provided research or brokerage services and the approximate dollar amount of the transactions involved for the fiscal year ended May 31, 2023.
Fund	Fiscal Year Ended	$ Amount of Commissions Paid to Firms for Providing Research or Brokerage Services	$ Amount of Brokerage Transactions Involved
Strategic Advisers® Fidelity® Core Income Fund	2023	$157	$346,926
VALUATION
The NAV is the value of a single share. NAV is computed by adding the value of a fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.
The Board of Trustees has designated the fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. The Committee may rely on information and recommendations provided by affiliates of Strategic Advisers in fulfilling its responsibilities, including the fair valuation of securities.
Shares of underlying funds (other than ETFs) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. The Board of Trustees of each underlying Fidelity ® fund has designated the underlying fund's investment adviser as the valuation designee responsible for that fund's fair valuation function and performing fair value determinations as needed. References below to the Committee refer to the Fair Value Committee of the fund's adviser or an underlying Fidelity ® fund's adviser, as applicable.
Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying Fidelity ® non-money market fund, are valued as follows:
Most equity securities (including securities issued by ETFs) are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.
Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.
Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.
Prices described above are obtained from pricing services that have been approved by the Committee. A number of pricing services are available and a fund may use more than one of these services. A fund may also discontinue the use of any pricing service at any time. Strategic Advisers through the Committee engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.
Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.
Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including, but not limited to, price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading. The frequency that portfolio securities or assets are fair valued cannot be predicted and may be significant.
Portfolio securities and assets held by an underlying Fidelity ® money market fund are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price a money market fund would receive if it sold the instrument.
At such intervals as they deem appropriate, the Trustees of an underlying Fidelity ® money market fund consider the extent to which NAV calculated using market valuations would deviate from the $1.00 per share calculated using amortized cost valuation. If the Trustees believe that a deviation from a money market fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.
In determining the fair value of a private placement security for which market quotations are not available, the Committee generally applies one or more valuation methods including the market approach, income approach and cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.
The fund's adviser reports to the Board information regarding the fair valuation process and related material matters.

BUYING AND SELLING INFORMATION
Shares of the fund are offered only to certain clients of Strategic Advisers or its affiliates that have granted Strategic Advisers discretionary investment authority. If you are not currently a client in a discretionary investment program offered by Strategic Advisers or its affiliates, please call 1-800-544-3455 for more information.
Investors participating in a discretionary investment program are charged an annual advisory fee based on a percentage of the average market value of assets in their account. The stated fee is then reduced by a credit reflecting the amount of fees, if any, received by Strategic Advisers LLC or its affiliates from mutual funds for investment management or certain other services.
The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if Strategic Advisers determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the NAV of a fund or class, as applicable. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.
The fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. The fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES
Dividends. A portion of the fund's income may qualify for the dividends-received deduction available to corporate shareholders. A portion of the fund's dividends, when distributed to individual shareholders, may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met). Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).
Capital Gain Distributions. Unless your shares of the fund are held in a tax-advantaged retirement plan, the fund's long-term capital gain distributions, including amounts attributable to an underlying fund's long-term capital gain distributions, are federally taxable to shareholders generally as capital gains.
The following table shows the fund's aggregate capital loss carryforward as of May 31, 2023, which is available to offset future capital gains. A fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.
Fund	Capital Loss Carryforward (CLC)
Strategic Advisers® Fidelity® Core Income Fund	$1,470,180,153
Returns of Capital. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold in taxable accounts.
Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by the fund with respect to foreign securities held directly by the fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by the fund. As a general matter, if, at the close of its fiscal year, more than 50% of the fund's total assets is invested in securities of foreign issuers, the fund may elect to pass through eligible foreign taxes paid and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements with respect to fund shares, a credit on their individual tax returns. In addition, if at the close of each quarter of its fiscal year at least 50% of the fund's total assets is represented by interests in other regulated investment companies, the same rules will apply to any foreign tax credits that underlying funds pass through to the fund. Special rules may apply to the credit for individuals who receive dividends qualifying for the long-term capital gains tax rate.
Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.
Fund of Funds. Because the fund is expected to invest in underlying funds in a fund of funds structure, the fund's realized losses on sales of shares of an underlying fund may be indefinitely or permanently deferred as "wash sales." Distributions of short-term capital gains by an underlying fund will be recognized as ordinary income by the upper-tier fund and would not be offset by the upper-tier fund's capital loss carryforwards, if any. Capital loss carryforwards of an underlying fund, if any, would not offset net capital gains of the upper-tier fund or of any other underlying fund.
Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity ® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 14 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Kathleen Murphy is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity®; funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.
The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund  are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Charles S. Morrison (1960)
Year of Election or Appointment: 2020
Trustee
Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.
Kathleen Murphy (1963)
Year of Election or Appointment: 2022
Trustee
Chair of the Board of Trustees
Ms. Murphy also serves as Trustee of other funds. Ms. Murphy serves as a Senior Adviser to the Chief Executive Officer of Fidelity Investments (2022-present), member of the Board of Directors of Snyk Technologies (cybersecurity technology, 2022-present), member of the Advisory Board of FliptRX (pharmacy benefits manager, 2022-present), member of the Board of Directors of Fidelity Investments Life Insurance Company (2009-present)), and member of the Board of Directors of Empire Fidelity Investments Life Insurance Company (2009-present). Previously, Ms. Murphy served as President of Personal Investing at Fidelity Investments (2009-2021), Chief Executive Officer of ING U.S. Wealth Management (2003-2008), and Deputy General Counsel, General Counsel and Chief Compliance Officer (1997-2003) of Aetna. Ms. Murphy also serves as Vice Chairman of the Board of Directors of the National Football Foundation (2013-present).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006
Trustee
Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is an independent Director of BLPF GP LLC (general partner of a private fund, 2006-present) and BlackRock US Core Property Fund, Inc. (real estate investment trust, 2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then, Aldrich, Eastman and Waltch, L.P.). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research and the Board of Trustees of the Museum of Fine Arts Boston.
Mary C. Farrell (1949)
Year of Election or Appointment: 2013
Trustee
Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and Director (2006-present) and Chair (2021-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005) and President (2009-2021) of the Howard Gilman Foundation (charitable organization). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.
Karen Kaplan (1960)
Year of Election or Appointment: 2006
Trustee
Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chair (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Executive Committee and past Chair of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women's Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2017-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), Secretary of the Ad Council, Inc. (2022-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of The Michaels Companies, Inc. (specialty retailer, 2015-2021), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women's accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).
Christine Marcks (1955)
Year of Election or Appointment: 2020
Trustee
Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President - Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity ® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption University (2019-present).
Heidi L. Steiger (1953)
Year of Election or Appointment: 2017
Trustee
Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and Chair of the Board of Directors and Chair of the Compensation Committee of Live Current Media, Inc. (2022-present). Previously, Ms. Steiger served as a member of the Board of Directors (2013-2021) and member of the Membership and Executive Committee (2017-2021) of Business Executives for National Security (nonprofit), a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009
Member of the Advisory Board
Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum's Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Assistant Secretary
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
James D. Gryglewicz (1972)
Year of Election or Appointment: 2015
Chief Compliance Officer
Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Christina H. Lee (1975)
Year of Election or Appointment: 2020
Secretary and Chief Legal Officer
Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).
Chris Maher (1972)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2020
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Standing Committees of the Trustees. The Board of Trustees has established two committees to supplement the work of the Board as a whole. The members of each committee are Independent Trustees.
The Audit and Compliance Committee is composed of all of the Independent Trustees, with Ms. Steiger currently serving as Chair. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. The committee determines whether at least one member of the committee is an "audit committee financial expert" as defined in rules promulgated by the SEC under the Sarbanes-Oxley Act of 2002. The committee normally meets in conjunction with in person meetings of the Board of Trustees, or more frequently as called by the Chair or a majority of committee members. The committee meets separately periodically with the fund's Treasurer, the fund's Chief Financial Officer, the fund's CCO, personnel responsible for the internal audit function of FMR LLC, and the fund's outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the fund for the purpose of preparing or issuing an audit report or related work. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the fund and the fund's service providers, (ii) the financial reporting processes of the fund , (iii) the independence, objectivity and qualification of the auditors to the fund, (iv) the annual audits of the fund's financial statements, and (v) the accounting policies and disclosures of the fund. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations (auditor independence regulations) of the SEC. It is responsible for approving all audit engagement fees and terms for the fund and for resolving disagreements between the fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the fund report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the fund and any service providers consistent with Public Company Accounting Oversight Board (PCAOB) Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence. The committee will discuss with the outside auditors any such disclosed relationships and their impact on the auditor's independence and objectivity. The committee will receive reports of compliance with provisions of the auditor independence regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the fund's service providers' internal controls and reviews with management, internal audit personnel of FMR LLC, and outside auditors the adequacy and effectiveness of the fund's and service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the fund's ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the fund's or service provider's internal controls over financial reporting. The committee will review with counsel any legal matters that may have a material impact on the fund's financial statements and any material reports or inquiries received from regulators or governmental agencies. The committee reviews at least annually a report from the outside auditor describing (i) any material issues raised by the most recent internal quality control review, peer review, or PCAOB examination of the auditing firm and (ii) any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm since the most recent report and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the fund's financial reporting process from the fund's Treasurer and outside auditors and will receive reports from any outside auditor relating to (i) critical accounting policies and practices used by the fund, (ii) alternative accounting treatments that the auditor has discussed with Strategic Advisers, and (iii) other material written communications between the auditor and Strategic Advisers (as determined by the auditor). The committee will discuss with Strategic Advisers, the fund's Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the fund. The committee will review with Strategic Advisers, the fund's Treasurer, outside auditors, and internal audit personnel of FMR LLC (to the extent relevant) the results of audits of the fund's financial statements. The committee will discuss regularly and oversee the review of the fund's major internal controls exposures, the steps that have been taken to monitor and control such exposures, and any risk management programs relating to the fund. The committee also oversees the administration and operation of the compliance policies and procedures of the fund and fund's service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee of the Board of Trustees or reserved to the Board itself. The committee has responsibility for recommending to the Board the designation of a CCO of the fund. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO and, if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports on significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the fund's compliance policies as required by Rule 38a-1 and quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws.
The Governance and Nominating Committee is composed of all of the Independent Trustees, with Ms. Farrell currently serving as Chair. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the Statement of Policy Relating to Personal Investing by the Independent Trustees and Independent Advisory Board Members. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the fund's or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the fund's expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the fund, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation.
During the fiscal year ended May 31, 2023, each committee held the number of meetings shown in the table below:
COMMITTEE	NUMBER OF MEETINGS HELD
Audit and Compliance Committee	5
Governance and Nominating Committee	4

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2022.
Interested Trustees
DOLLAR RANGE OF FUND SHARES	Charles S Morrison	Kathleen Murphy
Strategic Advisers® Fidelity® Core Income Fund	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000

Independent Trustees
DOLLAR RANGE OF FUND SHARES	Peter C Aldrich	Mary C Farrell	Karen Kaplan	Christine Marcks
Strategic Advisers® Fidelity® Core Income Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	none	over $100,000	none

DOLLAR RANGE OF FUND SHARES	Heidi L Steiger
Strategic Advisers® Fidelity® Core Income Fund	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended May 31, 2023, or calendar year ended December 31, 2022, as applicable.
Compensation Table (A)
AGGREGATE COMPENSATION FROM A FUND	Peter C Aldrich	Mary C Farrell	Karen Kaplan	Christine Marcks
Strategic Advisers® Fidelity® Core Income Fund	$53,677	$61,767	$53,677	$53,677
TOTAL COMPENSATION FROM THE FUND COMPLEX (B)	$297,500	$342,500	$297,500	$297,500

AGGREGATE COMPENSATION FROM A FUND	Heidi L Steiger
Strategic Advisers® Fidelity® Core Income Fund	$62,612
TOTAL COMPENSATION FROM THE FUND COMPLEX (B)	$347,500

(A) Charles S. Morrison, Kathleen Murphy, and Howard E. Cox, Jr. are interested persons and are compensated by Strategic Advisers or an affiliate (including FMR).

(B) Reflects compensation received for the calendar year ended December 31, 2022, for 14 funds of one trust. Compensation figures include cash and may include amounts elected to be deferred.

As of May 31, 2023, the Trustees, Members of the Advisory Board (if any), and officers of the fund owned, in the aggregate, less than 1% of each class's total outstanding shares, with respect to the fund.

CONTROL OF INVESTMENT ADVISERS
FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of Strategic Advisers, FIAM, FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.
At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.
FIAM is a registered investment adviser. FMR LLC is the ultimate parent company of FIAM. Information regarding the ownership of FMR LLC is disclosed above.
Strategic Advisers, the sub-adviser(s), the sub-subadviser(s) (if any), (the Investment Advisers), Fidelity Distributors Company LLC (FDC), and the fund have adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees' fiduciary responsibilities regarding the fund, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the code of ethics, including the Investment Advisers' investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.
MANAGEMENT CONTRACT
The fund has entered into a management contract with Strategic Advisers, pursuant to which Strategic Advisers furnishes investment advisory and other services.
The fund's initial shareholder approved a proposal permitting Strategic Advisers to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements, subject to conditions of an exemptive order that has been granted by the SEC (Exemptive Order). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. Subject to oversight by the Board of Trustees, Strategic Advisers has the ultimate responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.
Strategic Advisers has retained FIAM LLC to serve as a sub-adviser for the fund.
FIAM, in turn, has retained FMR UK, FMR H.K., and FMR Japan to serve as sub-subadvisers for the fund.
The sub-adviser does not sponsor the fund.
It is not possible to predict the extent to which the fund's assets will be invested by a particular sub-adviser at any given time and one or more sub-advisers may not be managing any assets for the fund at any given time.
Management and Sub-Advisory Services. Under the terms of its management contract with the fund, Strategic Advisers acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. Strategic Advisers is authorized, in its discretion, to allocate the fund's assets pursuant to its investment strategy. Strategic Advisers or its affiliates provide the fund with all necessary office facilities and personnel for servicing the fund's investments, compensate all officers of the fund and all Trustees who are interested persons of the trust or of Strategic Advisers, and compensate all personnel of the fund or Strategic Advisers performing services relating to research, statistical and investment activities.
In addition, Strategic Advisers or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.
Under its respective sub-advisory agreement, and subject to the supervision of the Board of Trustees, each sub-adviser directs the investment of its allocated portion of the fund's assets in accordance with the fund's investment objective, policies and limitations.
Management-Related Expenses. In addition to the management fee payable to Strategic Advisers, the fund pays all of its expenses that are not assumed by Strategic Advisers or its affiliates. Under the terms of separate agreements between Strategic Advisers and the fund's transfer agent and service agent, Strategic Advisers or an affiliate is responsible for the payment of any fees associated with the transfer agent and service agent agreements. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, fees and expenses associated with the fund's securities lending program, if applicable, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
Management Fee.
For the services of Strategic Advisers under the management contract, the fund pays Strategic Advisers a monthly management fee calculated by adding the annual rate of 0.25% of the fund's average daily net assets throughout the month plus the total fees payable monthly to the fund's sub-advisers, if any, pursuant to the applicable investment sub-advisory agreement(s); provided, however, that the fund's maximum aggregate annual management fee will not exceed 0.60% of the fund's average daily net assets.
In addition, Strategic Advisers has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the average daily net assets of the fund until September 30, 2025. The fee waiver will increase returns.
The following table shows the amount of management fees paid by the fund to Strategic Advisers for the fiscal year(s) ended May 31, 2023, 2022, and 2021. In addition, the table shows the amount of waivers reducing management fees.
Fund(s)	Fiscal Years Ended	Amount of Waivers Reducing Management Fees	Management Fees Paid to Investment Adviser	Management Fees Paid as a % of Average Net Assets of the Fund
Strategic Advisers® Fidelity® Core Income Fund	2023	$140,735,956	$24,416,955	0.04%
	2022	$109,413,354	$17,466,410	0.04%
	2021	$72,923,996	$14,350,507	0.05%
Strategic Advisers may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. Strategic Advisers retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements will increase returns, and repayment of the reimbursement will decrease returns.
Sub-Adviser - FIAM. The fund and Strategic Advisers have entered into a sub-advisory agreement with FIAM pursuant to which FIAM may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays FIAM fees based on the net assets of the portion of the fund managed by FIAM pursuant to a separately negotiated investment mandate (a "Strategy"). The fees are calculated using the effective rate applicable to Aggregated Assets managed by FIAM under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by FIAM pursuant to that Strategy.
The following fee rate schedules apply to the mandates below.
Core Investment Grade : 0.15% on the first $1 billion in assets; 0.12% on the next $2 billion in assets; and 0.09% on any amount in excess of $3 billion in assets.
Core Plus : 0.32% on all assets.
Corporate Bond : 0.125% on the first $500 million in assets; 0.10% on the next $500 million in assets; and 0.08% on any amount in excess of $1 billion in assets.
Fixed Income Securitized : 0.15% on the first $1 billion in assets; 0.12% on the next $2 billion in assets; and 0.09% on any amount in excess of $3 billion in assets.
Intermediate Bond: 0.15% on the first $1 billion in assets; 0.12% on the next $2 billion in assets; and 0.09% on any amount in excess of $3 billion in assets.
On behalf of the fund, FIAM, in turn, has entered into sub-subadvisory agreement(s) with FMR UK, FMR H.K., and FMR Japan. Pursuant to the sub-subadvisory agreement, FIAM may receive from the sub-subadviser investment research and advice on issuers outside the United States (non-discretionary services) and FIAM may grant the sub-subadviser investment management authority and the authority to buy and sell securities if FIAM believes it would be beneficial to the fund (discretionary services). FIAM, not the fund, pays the sub-subadviser(s).
The following table shows the amount of sub-advisory fees paid by Strategic Advisers, on behalf of the fund, to FIAM for the fiscal year(s) ended May 31, 2023, 2022, and 2021.
Fund	Fiscal Years Ended	Sub-Advisory Fees Paid to FIAM	Sub-Advisory Fees Paid to FIAM as a % of Average Net Assets of the Fund
Strategic Advisers® Fidelity® Core Income Fund	2023	$24,418,528	0.04%
	2022	$17,465,798	0.04%
	2021	$14,350,237	0.05%
Expense estimates, which are accrued in the period to which they relate and adjusted when actual amounts are known, will cause differences between the amount of the management fees paid by the fund to Strategic Advisers and the aggregate amount of the sub-advisory fees paid by Strategic Advisers, on behalf of the fund, to the sub-adviser(s).
Jonathan Duggan is an employee of Strategic Advisers, a subsidiary of FMR LLC and an affiliate of FMR. Strategic Advisers is the adviser to the fund.
Mr. Duggan is Lead Portfolio Manager of the fund and receives compensation for those services. As of May 31, 2023, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by Strategic Advisers or at the election of the portfolio manager.
The portfolio manager's base salary is determined by level of responsibility and tenure at Strategic Advisers or its affiliates. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and a defined peer group assigned to each fund or account, and (ii) the investment performance of a broad range of Strategic Advisers® funds and accounts, including the fund. Accounts may include model portfolios designed for asset allocation, retirement planning, or tax-sensitive goals. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s), and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and peer group. A smaller subjective component of the bonus is based on the portfolio manager's overall contribution to management of Strategic Advisers. The portion of the portfolio manager's bonus that is linked to the investment performance of the portfolio manager's fund is based on the fund's pre-tax investment performance measured against the Bloomberg U.S. Aggregate Bond Index, and the pre-tax investment performance of the fund measured against the Morningstar® Custom Intermediate Core/Core Plus Category. The portfolio manager may be compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, Strategic Advisers' parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.
The portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, the portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by Strategic Advisers or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.
The following table provides information relating to other accounts managed by Jonathan Duggan as of May 31, 2023:
	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts**
Number of Accounts Managed	5	none	25
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$123,724	none	$127,297
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Strategic Advisers ® Fidelity ® Core Income Fund ($64,169 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
** Includes assets invested in registered investment companies managed by the portfolio manager.
As of May 31, 2023, the dollar range of shares of Strategic Advisers ® Fidelity ® Core Income Fund beneficially owned by Mr. Duggan was $50,001 - $100,000.

PROXY VOTING GUIDELINES

Proxy Voting - Strategic Advisers.
On behalf of the fund, the Board of Trustees of the trust has delegated proxy voting authority to Strategic Advisers. Strategic Advisers has established the following Proxy Voting Guidelines.
I. General Principles
A. Strategic Advisers generally intends to vote shares of underlying funds held by a fund using echo voting procedures (that is, in the same proportion as the holders of all other shares of the particular underlying fund).
B. Any proposals not covered by paragraph A above or other special circumstances will be voted pursuant to the Proxy Voting Guidelines included as Attachment A.
Attachment A
I. Introduction
These guidelines are intended to help Fidelity's customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 75 years. Our core principles sit at the heart of our voting philosophy; putting our customers' and fund shareholders' long-term interests first and investing in companies that share our approach to creating value over the long-term guides everything we do. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.
In evaluating proxies, Fidelity considers factors that are financially material to individual companies and investing funds' investment objectives and strategies in support of maximizing long-term shareholder value. This includes considering the company's approach to financial and operational, human, and natural capital and the impact of that approach on the potential future value of the business.
Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.
II. Board of Directors and Corporate Governance
Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders' rights. The following general guidelines are intended to reflect these proxy voting principles.
A. Election of Directors
Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.
Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:
1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.
2. There are no women on the board or if a board of ten or more members has fewer than two women directors.
3. There are no racially or ethnically diverse directors.
4. The director is a public company CEO who sits on more than two unaffiliated public company boards.
5. The director, other than a CEO, sits on more than five unaffiliated public company boards.
Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:
1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.
2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.
3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.
B. Contested Director Elections
On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds' assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:
1. Management's track record and strategic plan for enhancing shareholder value;
2. The long-term performance of the company compared to its industry peers; and
3. The qualifications of the shareholder's and management's nominees.
Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.
C. Cumulative Voting Rights
Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.
D. Classified Boards
A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board's adoption of a classified board structure and support declassification of existing boards.
E. Independent Chairperson
In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.
F. Majority Voting in Director Elections
In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company's board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.
G. Proxy Access
Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company's proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company's shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.
H. Indemnification of Directors and Officers
In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).
III. Compensation
Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.
A. Equity Compensation Plans
Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:
1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate ("burn rate") considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.
2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.
3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.
As to stock option plans, considerations include the following:
1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.
2. Re-pricing: An "out-of-the-money" (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.
Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:
1. Whether the proposal excludes senior management and directors;
2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;
3. The company's relative performance compared to other companies within the relevant industry or industries;
4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and
5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.
B. Employee Stock Purchase Plans
These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing "best practices" in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.
IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote
Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:
- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;
- The alignment of executive compensation and company performance relative to peers; and
- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.
When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.
A. Compensation Committee
Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.
Fidelity will oppose the election of directors on the compensation committee if:
1.The compensation appears misaligned with shareholder interests or is otherwise problematic and results in concerns with:
a)The alignment of executive compensation and company performance relative to peers; and
b)The structure of the compensation program, including factors outlined above under the section entitled Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote.
2. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.
3. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:
a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or
b) Adopted or extended a golden parachute.
B. Executive Severance Agreements
Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as "golden parachutes." Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
V. Environmental and Social Issues
Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate consideration of human and natural capital issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund's investment objective and strategies.
Fidelity generally considers management's recommendation and current practice when voting on shareholder proposals concerning human and natural capital issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Fidelity evaluates shareholder proposals concerning natural and human capital topics. To engage and vote more effectively on the growing number of submitted proposals on these topics, we developed a four-point decision-making framework. In general, Fidelity will more likely support proposals that:
•Address a topic that our research has identified as financially material;
•Provide disclosure of new or additional information to investors, improving transparency;
•Provide value to the business or investors by improving the landscape of investment-decision relevant information or contributing to our understanding of a company's processes and governance of the topic in question; and
•Are realistic or practical for the company to comply with.
VI. Anti-Takeover Provisions and Shareholders Rights Plans
Fidelity generally will oppose a proposal to adopt an anti-takeover provision.
Anti-takeover provisions include:
- classified boards;
- "blank check" preferred stock (whose terms and conditions may be expressly determined by the company's board, for example, with differential voting rights);
- golden parachutes;
- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);
- poison pills;
- restricting the right to call special meetings;
- provisions restricting the right of shareholders to set board size; and
- any other provision that eliminates or limits shareholder rights.
A. Shareholders Rights Plans ("poison pills")
Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.
Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:
1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;
2. Is integral to a business strategy that is expected to result in greater value for the shareholders;
3. Requires shareholder approval to be reinstated upon expiration or if amended;
4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and
5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.
Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.
B. Shareholder Ability to Call a Special Meeting
Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.
C. Shareholder Ability to Act by Written Consent
Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.
D. Supermajority Shareholder Vote Requirement
Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.
VII. Anti-Takeover Provisions and Director Elections
Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.
Fidelity will consider supporting the election of directors with respect to poison pills if:
- All of the poison pill's features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.
- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.
- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.
VIII. Capital Structure and Incorporation
These guidelines are designed to protect shareholders' value in the companies in which the Fidelity funds invest. To the extent a company's management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.
A. Increases in Common Stock
Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.
In the case of real estate investment trusts (REITs), however, Fidelity will oppose a provision to increase the REIT's authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.
B. Multi-Class Share Structures
Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.
C. Incorporation or Reincorporation in another State or Country
Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.
IX. Shares of Fidelity Funds or other non-Fidelity Funds
When a Fidelity fund invests in an underlying Fidelity fund with public shareholders or a non-Fidelity investment company or business development company, Fidelity will generally vote in the same proportion as all other voting shareholders of the underlying fund (this is known as "echo voting"). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals, except where not permitted under applicable laws and regulations.
X. Foreign Markets
Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.
In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.
XI. Securities on Loan
Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.
XII. Avoiding Conflicts of Interest
Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.
Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.
XIII. Conclusion
Since its founding more than 75 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.
Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.
Glossary
  Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.
                    - For a large-capitalization company, burn rate higher than 1.5%.
                    - For a small-capitalization company, burn rate higher than 2.5%.
             - For a micro-capitalization company, burn rate higher than 3.5%.
  Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
  Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.
  Micro-capitalization company means a company with market capitalization under US $300 million.
  Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.
  Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.
Sub-Adviser(s):
Proxy voting policies and procedures are used by a sub-adviser to determine how to vote proxies relating to the securities held by its allocated portion of the fund's assets. The proxy voting policies and procedures used by a sub-adviser are described below.

  Proxy Voting - FIAM
I. Introduction
These guidelines are intended to help Fidelity's customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 75 years. Our core principles sit at the heart of our voting philosophy; putting our customers' and fund shareholders' long-term interests first and investing in companies that share our approach to creating value over the long-term guides everything we do. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.
In evaluating proxies, Fidelity considers factors that are financially material to individual companies and investing funds' investment objectives and strategies in support of maximizing long-term shareholder value. This includes considering the company's approach to financial and operational, human, and natural capital and the impact of that approach on the potential future value of the business.
Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.
II. Board of Directors and Corporate Governance
Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders' rights. The following general guidelines are intended to reflect these proxy voting principles.
A. Election of Directors
Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.
Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:
1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.
2. There are no women on the board or if a board of ten or more members has fewer than two women directors.
3. There are no racially or ethnically diverse directors.
4. The director is a public company CEO who sits on more than two unaffiliated public company boards.
5. The director, other than a CEO, sits on more than five unaffiliated public company boards.
Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:
1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.
2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.
3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.
B. Contested Director Elections
On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds' assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:
1. Management's track record and strategic plan for enhancing shareholder value;
2. The long-term performance of the company compared to its industry peers; and
3. The qualifications of the shareholder's and management's nominees.
Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.
C. Cumulative Voting Rights
Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.
D. Classified Boards
A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board's adoption of a classified board structure and support declassification of existing boards.
E. Independent Chairperson
In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.
F. Majority Voting in Director Elections
In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company's board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.
G. Proxy Access
Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company's proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company's shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.
H. Indemnification of Directors and Officers
In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).
III. Compensation
Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.
A. Equity Compensation Plans
Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:
1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate ("burn rate") considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.
2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.
3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.
As to stock option plans, considerations include the following:
1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.
2. Re-pricing: An "out-of-the-money" (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.
Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:
1. Whether the proposal excludes senior management and directors;
2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;
3. The company's relative performance compared to other companies within the relevant industry or industries;
4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and
5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.
B. Employee Stock Purchase Plans
These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing "best practices" in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.
IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote
Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:
- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;
- The alignment of executive compensation and company performance relative to peers; and
- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.
When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.
A. Compensation Committee
Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.
Fidelity will oppose the election of directors on the compensation committee if:
1.The compensation appears misaligned with shareholder interests or is otherwise problematic and results in concerns with:
a)The alignment of executive compensation and company performance relative to peers; and
b)The structure of the compensation program, including factors outlined above under the section entitled Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote.
2. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.
3. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:
a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or
b) Adopted or extended a golden parachute.
B. Executive Severance Agreements
Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as "golden parachutes." Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
V. Environmental and Social Issues
Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate consideration of human and natural capital issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund's investment objective and strategies.
Fidelity generally considers management's recommendation and current practice when voting on shareholder proposals concerning human and natural capital issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Fidelity evaluates shareholder proposals concerning natural and human capital topics. To engage and vote more effectively on the growing number of submitted proposals on these topics, we developed a four-point decision-making framework. In general, Fidelity will more likely support proposals that:
•Address a topic that our research has identified as financially material;
•Provide disclosure of new or additional information to investors, improving transparency;
•Provide value to the business or investors by improving the landscape of investment-decision relevant information or contributing to our understanding of a company's processes and governance of the topic in question; and
•Are realistic or practical for the company to comply with.
VI. Anti-Takeover Provisions and Shareholders Rights Plans
Fidelity generally will oppose a proposal to adopt an anti-takeover provision.
Anti-takeover provisions include:
- classified boards;
- "blank check" preferred stock (whose terms and conditions may be expressly determined by the company's board, for example, with differential voting rights);
- golden parachutes;
- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);
- poison pills;
- restricting the right to call special meetings;
- provisions restricting the right of shareholders to set board size; and
- any other provision that eliminates or limits shareholder rights.
A. Shareholders Rights Plans ("poison pills")
Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.
Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:
1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;
2. Is integral to a business strategy that is expected to result in greater value for the shareholders;
3. Requires shareholder approval to be reinstated upon expiration or if amended;
4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and
5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.
Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.
B. Shareholder Ability to Call a Special Meeting
Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.
C. Shareholder Ability to Act by Written Consent
Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.
D. Supermajority Shareholder Vote Requirement
Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.
VII. Anti-Takeover Provisions and Director Elections
Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.
Fidelity will consider supporting the election of directors with respect to poison pills if:
- All of the poison pill's features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.
- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.
- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.
VIII. Capital Structure and Incorporation
These guidelines are designed to protect shareholders' value in the companies in which the Fidelity funds invest. To the extent a company's management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.
A. Increases in Common Stock
Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.
In the case of REITs, however, Fidelity will oppose a provision to increase the REIT's authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.
B. Multi-Class Share Structures
Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.
C. Incorporation or Reincorporation in another State or Country
Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.
IX. Shares of Fidelity Funds or other non-Fidelity Funds
When a Fidelity fund invests in an underlying Fidelity fund with public shareholders or a non-Fidelity investment company or business development company, Fidelity will generally vote in the same proportion as all other voting shareholders of the underlying fund (this is known as "echo voting"). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals, except where not permitted under applicable laws and regulations.
X. Foreign Markets
Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.
In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.
XI. Securities on Loan
Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.
XII. Avoiding Conflicts of Interest
Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.
Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.
XIII. Conclusion
Since its founding more than 75 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.
Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.
Glossary
  Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.
                    - For a large-capitalization company, burn rate higher than 1.5%.
                    - For a small-capitalization company, burn rate higher than 2.5%.
             - For a micro-capitalization company, burn rate higher than 3.5%.
  Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
  Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.
  Micro-capitalization company means a company with market capitalization under US $300 million.
  Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.
  Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES
The fund has entered into a distribution agreement with Fidelity Distributors Company LLC (FDC), an affiliate of Strategic Advisers. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc.
The fund's distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered.
Promotional and administrative expenses in connection with the offer and sale of shares are paid by Strategic Advisers.
The Trustees have approved a Distribution and Service Plan with respect to shares of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule).
The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule.
The Plan, as approved by the Trustees, allows shares of the fund and/or Strategic Advisers to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.
The Plan adopted for the fund or class, as applicable, is described in the prospectus.
Under the Plan, if the payment of management fees by the fund to Strategic Advisers is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan.
The Plan specifically recognizes that Strategic Advisers may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, the Plan provides that Strategic Advisers, directly or through FDC, may pay significant amounts to intermediaries that provide those services.
Currently, the Board of Trustees has authorized such payments for shares of the fund.
Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund or class, as applicable, and its shareholders.
In particular, the Trustees noted that the Plan does not authorize payments by shares of the fund other than those made to Strategic Advisers under its management contract with the fund.
To the extent that the Plan gives Strategic Advisers and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result.
Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.
TRANSFER AND SERVICE AGENT AGREEMENTS
The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of Strategic Advisers, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.
For providing transfer agency services, FIIOC receives no fees from the fund; however, each underlying Fidelity® fund pays its respective transfer agent (either FIIOC or an affiliate of FIIOC) fees based, in part, on the number of positions in and/or assets of the fund invested in such underlying Fidelity® fund. Strategic Advisers or an affiliate of Strategic Advisers will bear the costs of the transfer agency services with respect to assets managed by one or more sub-advisers and assets invested in non-affiliated ETFs under the terms of an agreement between Strategic Advisers and FIIOC.
FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.
FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
The fund has entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of Strategic Advisers   (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.
Strategic Advisers or its affiliate bears the cost of pricing and bookkeeping services under the terms of an agreement between Strategic Advisers and FSC.

SECURITIES LENDING
During the fiscal year, the securities lending agent, or the investment adviser (where the fund does not use a securities lending agent) monitors loan opportunities for the fund, negotiates the terms of the loans with borrowers, monitors the value of securities on loan and the value of the corresponding collateral, communicates with borrowers and the fund's custodian regarding marking to market the collateral, selects securities to be loaned and allocates those loan opportunities among lenders, and arranges for the return of the loaned securities upon the termination of the loan. Income and fees from securities lending activities for the fiscal year ended May 31, 2023, are shown in the following table:
Security Lending Activities	Fund(s)
Strategic Advisers® Fidelity® Core Income Fund (A)
Gross income from securities lending activities	$0
Fees paid to securities lending agent from a revenue split	$0
Administrative fees	$0
Rebate (paid to borrower)	$0
Other fees not included in the revenue split (lending agent fees to NFS)	$0
Aggregate fees/compensation for securities lending activities	$0
Net income from securities lending activities	$0

(A) The fund did not lend securities during the year.
A fund does not pay cash collateral management fees, separate indemnification fees, or other fees not reflected above.

DESCRIPTION OF THE TRUST
Trust Organization.
Strategic Advisers® Fidelity® Core Income Fund is a fund of Fidelity Rutland Square Trust II, an open-end management investment company created under an initial trust instrument dated March 8, 2006.
The Trustees are permitted to create additional funds in the trust and to create additional classes of a fund.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.
Shareholder Liability. The trust is a statutory trust organized under Delaware law. Delaware law provides that, except to the extent otherwise provided in the Trust Instrument, shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of Delaware. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust. The Trust Instrument provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Trust Instrument further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.
The Trust Instrument provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Trust Instrument also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and a fund is unable to meet its obligations. Strategic Advisers LLC believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.
Voting Rights. The fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.
The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.
The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of a trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of a trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.
Custodians.
State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, is custodian of the assets of the fund.
The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies.
The Bank of New York Mellon, headquartered in New York, also may serve as special purpose custodian of certain assets in connection with repurchase agreement transactions.
From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.
Strategic Advisers, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by Strategic Advisers. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of the fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
Independent Registered Public Accounting Firm.
PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for the fund and provides other audit, tax, and related services.

FUND HOLDINGS INFORMATION
The fund views holdings information as sensitive and limits its dissemination. The Board authorized Strategic Advisers, in consultation with FMR, to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.
Other registered investment companies that are advised or sub-advised by Strategic Advisers or a sub-adviser may be subject to different portfolio holdings disclosure policies, and neither Strategic Advisers nor the Board exercises control over such policies or disclosure. In addition, separate account clients of Strategic Advisers and the sub-advisers have access to their portfolio holdings and are not subject to the fund's portfolio holdings disclosure policies. Some of the funds that are advised or sub-advised by Strategic Advisers or a sub-adviser and some of the separate accounts managed by Strategic Advisers or a sub-adviser have investment objectives and strategies that are substantially similar or identical to the fund's and, therefore, potentially substantially similar, and in certain cases nearly identical, portfolio holdings as the fund.
The fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after month-end).
The fund will provide its top mutual fund positions (if any) on Fidelity's web site (i) monthly, 30 days after month-end, and (ii) quarterly, 15 or more days after the quarter-end.
Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.
The fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of the fund.
FMR's Disclosure Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity ® fund prior to such fund's public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.
Disclosure of non-public portfolio holdings information for a Fidelity ® fund's portfolio may only be provided pursuant to the guidelines below.
The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity ® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons Strategic Advisers believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: the fund's trustees; the fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by the fund and in connection with redemptions in kind.
Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by Strategic Advisers, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. Strategic Advisers relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.
At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial holdings daily, on the next business day) and MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day).
Strategic Advisers, its affiliates, or the fund will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the fund's SAI.
There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.
FINANCIAL STATEMENTS
The fund's financial statements and financial highlights for the fiscal year ended May 31, 2023, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference.
Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies in which the fund has invested, if and to the extent it is permitted to do so.
Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.
APPENDIX
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2023 FMR LLC. All rights reserved.
Fund	Ticker
Strategic Advisers® Fidelity® Emerging Markets Fund	FGOMX

Fund of Fidelity Rutland Square Trust II

STATEMENT OF ADDITIONAL INFORMATION

July 29, 2023

Offered exclusively to certain clients of Strategic Advisers LLC (Strategic Advisers) or its affiliates - not available for sale to the general public.
This Statement of Additional Information (SAI) is not a prospectus. Portions of the fund's annual report are incorporated herein. The annual report(s) are supplied with this SAI.
To obtain a free additional copy of a prospectus or SAI, dated July 29, 2023, or an annual report, please call Fidelity at 1-800-544-3455 or visit Fidelity's web site at www.fidelity.com.
For more information on any Fidelity ® fund, including charges and expenses, call Fidelity at the number indicated above for a free prospectus. Read it carefully before investing or sending money.
245 Summer Street, Boston, MA 02210
STE-PTB-0723
1.9890705.105

INVESTMENT POLICIES AND LIMITATIONS
SPECIAL GEOGRAPHIC CONSIDERATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING AND SELLING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACT
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT AGREEMENTS
SECURITIES LENDING
DESCRIPTION OF THE TRUST
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information (SAI) are not fundamental and may be changed without shareholder approval.
The following are the fund's fundamental investment limitations set forth in their entirety.
Diversification
The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.
Senior Securities
The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.
Borrowing
The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.
Underwriting
The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.
Concentration
The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry (provided that investments in other investment companies shall not be considered an investment in any particular industry for purposes of this investment limitation).
For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Strategic Advisers LLC (Strategic Advisers) looks through to the U.S. Government securities.
For purposes of the fund's concentration limitation discussed above, Strategic Advisers or an affiliate may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by Strategic Advisers does not assign a classification.
Real Estate
The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).
Commodities
The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).
Loans
The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.
Short Sales
The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
Margin Purchases
The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
Borrowing
The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which Strategic Advisers or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).
Illiquid Securities
The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.
To the extent that the fund acquires the shares of an underlying fund in accordance with Section 12(d)(1)(F) of the 1940 Act, the underlying fund is not obligated to redeem its shares in an amount exceeding 1% of its shares outstanding during any period of less than 30 days. Those underlying fund shares will not be treated as illiquid securities for purposes of the fund's illiquid securities limitation described above to the extent that the fund is able to dispose of such securities by distributing them in kind to redeeming shareholders. (See "Investment Policies and Limitations - Securities of Other Investment Companies.")
Loans
The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which Strategic Advisers or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

In addition to the fund's fundamental and non-fundamental investment limitations discussed above:
In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
For the fund's policies and limitations on futures and options transactions, see "Investment Policies and Limitations - Futures, Options, and Swaps."
Notwithstanding the foregoing investment limitations, the underlying funds in which the fund may invest have adopted certain investment limitations that may be more or less restrictive than those listed above, thereby permitting the fund to engage indirectly in investment strategies that are prohibited under the investment limitations listed above. The investment limitations of each underlying fund are set forth in its registration statement.
In accordance with its investment program as set forth in the prospectus, the fund may invest more than 25% of its assets in any one underlying Fidelity ® fund. Although the fund does not intend to concentrate its investments in a particular industry, the fund may indirectly concentrate in a particular industry or group of industries through its investments in one or more underlying funds.

The following pages contain more detailed information about types of instruments in which the fund may invest, techniques the fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. The fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, the fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.
Strategic Advisers® Fidelity® Emerging Markets Fund may have exposure to instruments, techniques, and risks either directly or indirectly through an investment in an underlying fund. An underlying fund may invest in the same or other types of instruments and its adviser may employ the same or other types of techniques. Strategic Advisers® Fidelity® Emerging Markets Fund's performance will be affected by the instruments, techniques, and risks associated with an underlying fund, in proportion to the amount of assets that the fund allocates to that underlying fund.
On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "a fund" or "the fund" may relate to Strategic Advisers® Fidelity® Emerging Markets Fund or an underlying fund, and references to "an adviser" or "the adviser" may relate to Strategic Advisers (or its affiliates) or a sub-adviser of Strategic Advisers® Fidelity® Emerging Markets Fund, or an adviser of an underlying fund.
Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity ® funds and other advisory clients only) shares of Fidelity ® Central funds. Generally, these securities offer less potential for gains than other types of securities.
Commodity Futures Trading Commission (CFTC) Notice of Exclusion. The Adviser, on behalf of the Fidelity® fund to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. As of the date of this SAI, the adviser does not expect to register as a CPO of the fund. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.
Common Stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock, although related proceedings can take time to resolve and results can be unpredictable. For purposes of a Fidelity ® fund's policies related to investment in common stock Fidelity considers depositary receipts evidencing ownership of common stock to be common stock.
Convertible Securities are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
Countries and Markets Considered Emerging. For purposes of a Fidelity ® fund's 80% investment policy relating to emerging markets, emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar emerging characteristics.
For example, as of May 31, 2023, countries in the MSCI Emerging Markets Index, Greece, Hong Kong, Israel, and Singapore are considered to be emerging.
Country or Geographic Region. Various factors may be considered in determining whether an investment is tied economically to a particular country or region, including: whether the investment is issued or guaranteed by a particular government or any of its agencies, political subdivisions, or instrumentalities; whether the investment has its primary trading market in a particular country or region; whether the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in a particular country or region; whether the investment is included in an index representative of a particular country or region; and whether the investment is exposed to the economic fortunes and risks of a particular country or region.
Debt Securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.
Disruption to Financial Markets and Related Government Intervention. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of events such as the 2008 economic downturn led the U.S. Government and other governments to take a number of then-unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments in unpredictable ways.
Similarly, widespread disease including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent a fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact a fund's ability to achieve its investment objective, and (iii) may exacerbate the risks discussed elsewhere in a fund's registration statement, including political, social, and economic risks.
The value of a fund's portfolio is also generally subject to the risk of future local, national, or global economic or natural disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it remains uncertain that the U.S. Government or foreign governments will intervene in response to current or future market disturbances and the effect of any such future intervention cannot be predicted.
Exchange Traded Funds (ETFs) are shares of other investment companies, commodity pools, or other entities that are traded on an exchange. Assets underlying the ETF shares may consist of stocks, bonds, commodities, or other instruments, depending on an ETF's investment objective and strategies. An ETF may seek to replicate the performance of a specific index or may be actively managed.
Typically, shares of an ETF that tracks an index are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called "short ETFs" or "bear ETFs"), ETF shares are expected to increase in value as the value of the underlying benchmark decreases. Inverse ETFs seek to deliver the opposite of the performance of the benchmark they track and are often marketed as a way for investors to profit from, or at least hedge their exposure to, downward moving markets. Investments in inverse ETFs are similar to holding short positions in the underlying benchmark.
ETF shares are redeemable only in large blocks of shares often called "creation units" by persons other than a fund, and are redeemed principally in-kind at each day's next calculated net asset value per share (NAV). ETFs typically incur fees that are separate from those fees incurred directly by a fund. A fund's purchase of ETFs results in the layering of expenses, such that the fund would indirectly bear a proportionate share of any ETF's operating expenses. Further, while traditional investment companies are continuously offered at NAV, ETFs are traded in the secondary market (e.g., on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios.
Some of the risks of investing in an ETF that tracks an index are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF's underlying assets to the index or other benchmark); and the risk that because an ETF that tracks an index is not actively managed, it cannot sell stocks or other assets as long as they are represented in the index or other benchmark. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAV and the risk that the ETFs may not be liquid. ETFs also may be leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns (or decline, in the case of inverse ETFs) of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged and inverse ETFs "reset" daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged and inverse ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.
Exchange Traded Notes (ETNs) are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines aspects of both bonds and ETFs. An ETN's returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs typically do not make periodic interest payments and principal typically is not protected.
ETNs also incur certain expenses not incurred by their applicable index. The market value of an ETN is determined by supply and demand, the current performance of the index or other reference asset, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their intraday indicative value. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN's share trades at a premium or discount to its NAV. Some ETNs that use leverage in an effort to amplify the returns of an underlying index or other reference asset can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.
Exposure to Foreign and Emerging Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.
Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, a fund's adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
From time to time, a fund may invest a large portion of its assets in the securities of issuers located in a single country or a limited number of countries. If a fund invests in this manner, there is a higher risk that social, political, economic, tax (such as a tax on foreign investments), or regulatory developments in those countries may have a significant impact on the fund's investment performance.
It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased investment or valuation risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.
Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes. Forward contracts not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying currency. All of these instruments and transactions are subject to the risk that the counterparty will default.
A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security denominated in a foreign currency is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used to protect a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also attempt to hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
Successful use of currency management strategies will depend on an adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as an adviser anticipates. For example, if a currency's value rose at a time when a fund had hedged its position by selling that currency in exchange for dollars, the fund would not participate in the currency's appreciation. If a fund hedges currency exposure through proxy hedges, the fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if a fund increases its exposure to a foreign currency and that currency's value declines, the fund will realize a loss. Foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that a fund's hedging strategies will be ineffective. Moreover, it is impossible to precisely forecast the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expenses of such transaction), if an adviser's predictions regarding the movement of foreign currency or securities markets prove inaccurate.
A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. There is no assurance that an adviser's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.
Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the fund to reduce foreign currency risk using such options.
Foreign Repurchase Agreements. Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, a fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging markets investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.
Funds of Funds and Other Large Shareholders. Certain Fidelity ® funds and accounts (including funds of funds) invest in other funds ("underlying funds") and, as a result, may at times have substantial investments in one or more underlying funds.
An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund's shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund's shares.
When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity ® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time.
Fund's Rights as an Investor. Fidelity ® funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. A fund's proxy voting guidelines are included in its SAI.
Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.
Strategic Advisers® Fidelity® Emerging Markets Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.
The policies and limitations regarding the fund's investments in futures contracts, options, and swaps may be changed as regulatory agencies permit.
The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.
Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant, when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's NAV. The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the futures commission merchant of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the futures commission merchant's other customers, potentially resulting in losses to the fund.
Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.
There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.
Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.
Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.
Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.
Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or OTC. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.
The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to a futures commission merchant as described above for futures contracts.
If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in price increases and, if a call writer does not hold the underlying instrument, a call writer's loss is theoretically unlimited.
Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.
There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value.
Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.
Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."
Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.
Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.
Swap agreements can take many different forms and are known by a variety of names. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member futures commission merchant may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. However, regulators have adopted rules imposing certain margin requirements, including minimums, on certain uncleared swaps which could reduce the distinction.
A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.
In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.
Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller.
If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity ® fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. This risk for cleared swaps is generally lower than for uncleared swaps since the counterparty is a clearinghouse, but there can be no assurance that a clearinghouse or its members will satisfy its obligations.
A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.
Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.
Hybrid and Preferred Securities. A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.
The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.
Illiquid Investments means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund. Illiquid securities may include (1) repurchase agreements maturing in more than seven days without demand/redemption features, (2) OTC options and certain other derivatives, (3) private placements, (4) securities traded on markets and exchanges with structural constraints, and (5) loan participations.
Under the supervision of the Board of Trustees, a Fidelity ® fund's adviser classifies the liquidity of a fund's investments and monitors the extent of a fund's illiquid investments.
Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.
Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment's liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund's investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.
Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has, at times, grown rapidly. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.
A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.
One rating service has, in the past, lowered its long-term sovereign credit rating on the United States. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by a rating service's decision to downgrade the long-term sovereign credit rating of the United States.
Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.
Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.
Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.
Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.
Inflation-protected securities, for example, can be indexed to a measure of inflation, such as the Consumer Price Index (CPI).
Commodity-indexed securities, for example, can be indexed to a commodities index such as the Bloomberg Commodity Index.
Gold-indexed securities typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices.
Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
Insolvency of Issuers, Counterparties, and Intermediaries. Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.
As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.
If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.
Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), a Fidelity ® fund may lend money to, and borrow money from, other funds advised by Fidelity Management & Research Company LLC (FMR) or its affiliates. A Fidelity ® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity ® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity ® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.
Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand. A fund may acquire loans by buying an assignment of all or a portion of the loan from a lender or by purchasing a loan participation from a lender or other purchaser of a participation.
Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Different types of assets may be used as collateral for a fund's loans and there can be no assurance that a fund will correctly evaluate the value of the assets collateralizing the fund's loans. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In any restructuring or bankruptcy proceedings relating to a borrower funded by a fund, a fund may be required to accept collateral with less value than the amount of the loan made by the fund to the borrower. Direct indebtedness of foreign countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Loans and other types of direct indebtedness (which a fund may originate, acquire or otherwise gain exposure to) may not be readily marketable and may be subject to restrictions on resale. Some indebtedness may be difficult to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a fund's net asset value than if that value were based on readily available market quotations, and could result in significant variations in a fund's daily share price. Some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.
Direct lending and investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the lender/purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In the event of a default by the borrower, a fund may have difficulty disposing of the assets used as collateral for a loan. In addition, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest. Direct loans are typically not administered by an underwriter or agent bank. The terms of direct loans are negotiated with borrowers in private transactions. Direct loans are not publicly traded and may not have a secondary market.
A fund may seek to dispose of loans in certain cases, to the extent possible, through selling participations in the loan. In that case, a fund would remain subject to certain obligations, which may result in expenses for a fund and certain additional risks.
Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate lenders/purchasers, including a fund, to make additional cash payments on demand. These commitments may have the effect of requiring a lender/purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.
In the process of originating, buying, selling and holding loans, a fund may receive and/or pay certain fees. These fees are in addition to the interest payments received and may include facility, closing or upfront fees, commitment fees and commissions. A fund may receive or pay a facility, closing or upfront fee when it buys or sells a loan. A fund may receive a commitment fee throughout the life of the loan or as long as the fund remains invested in the loan (in addition to interest payments) for any unused portion of a committed line of credit. Other fees received by the fund may include prepayment fees, covenant waiver fees, ticking fees and/or modification fees. Legal fees related to the originating, buying, selling and holding loans may also be borne by the fund (including legal fees to assess conformity of a loan investment with 1940 Act provisions).
When engaging in direct lending, if permitted by its investment policies, a fund's performance may depend, in part, on the ability of the fund to originate loans on advantageous terms. A fund may compete with other lenders in originating and purchasing loans. Increased competition for, or a diminished available supply of, qualifying loans could result in lower yields on and/or less advantageous terms for such loans, which could reduce fund performance.
For a Fidelity ® fund that limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
If permitted by its investment policies, a fund may also obtain exposure to the lending activities described above indirectly through its investments in underlying Fidelity ® funds or other vehicles that may engage in such activities directly.
Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.
Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. Such analysis may focus on relative values based on factors such as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer, in an attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
Low or Negative Yielding Securities. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including Japan and some European countries, are at or near historically low levels. Japan and those European countries have, from time to time, experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk for the markets as a whole and for the funds. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent a fund is exposed to such interest rates.
Precious Metals. Precious metals, such as gold, silver, platinum, and palladium, at times have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of gold and other precious metals, however, are less subject to local and company-specific factors than securities of individual companies. As a result, precious metals may be more or less volatile in price than securities of companies engaged in precious metals-related businesses. Investments in precious metals can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. Although precious metals can be purchased in any form, including bullion and coins, a Fidelity ® fund intends to purchase only those forms of precious metals that are readily marketable and that can be stored in accordance with custody regulations applicable to mutual funds. A fund may incur higher custody and transaction costs for precious metals than for securities. Also, precious metals investments do not pay income.
For a fund to qualify as a regulated investment company under current federal tax law, gains from selling precious metals may not exceed 10% of the fund's gross income for its taxable year. This tax requirement could cause a fund to hold or sell precious metals or securities when it would not otherwise do so.
Real Estate Investment Trusts (REITs). Equity REITs own real estate properties, while mortgage REITs make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.
Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity ® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.
Restricted Securities (including Private Placements) are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities, including private placements of private and public companies, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.
Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity ® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage. Under SEC requirements, a fund needs to aggregate the amount of indebtedness associated with its reverse repurchase agreements and similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions.
SEC Rule 18f-4.   In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies (the "rule"). Subject to certain exceptions, the rule requires the funds to trade derivatives and certain other transactions that create future payment or delivery obligations subject to a value-at-risk (VaR) leverage limit and to certain derivatives risk management program, reporting and board oversight requirements. Generally, these requirements apply to any fund engaging in derivatives transactions unless a fund satisfies a "limited derivatives users" exception, which requires the fund to limit its gross notional derivatives exposure (with certain exceptions) to 10% of its net assets and to adopt derivatives risk management procedures. Under the rule, when a fund trades reverse repurchase agreements or similar financing transactions, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions. The SEC also provided guidance in connection with the final rule regarding the use of securities lending collateral that may limit securities lending activities. In addition, under the rule, a fund may invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that (i) the fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the "Delayed-Settlement Securities Provision"). A fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the fund treats any such transaction as a derivatives transaction for purposes of compliance with the rule. Furthermore, under the rule, a fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the funds to use derivatives, short sales, reverse repurchase agreements and similar financing transactions, and the other relevant transactions as part of its investment strategies. These requirements also may increase the cost of the fund's investments and cost of doing business, which could adversely affect investors.
Securities Lending. A Fidelity ® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate, National Financial Services LLC (NFS). Fidelity ® funds for which Geode Capital Management, LLC (Geode) serves as sub-adviser will not lend securities to Geode or its affiliates. Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity ® fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.
The Fidelity ® funds have retained agents, including NFS, an affiliate of the funds, to act as securities lending agent. If NFS acts as securities lending agent for a fund, it is subject to the overall supervision of the fund's adviser, and NFS will administer the lending program in accordance with guidelines approved by the fund's Trustees.
Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.
Securities of Other Investment Companies , including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies such as mutual funds and ETFs, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies (including investment companies managed by affiliates of Strategic Advisers) involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses, unless such fees have been waived by Strategic Advisers. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market. Similarly, ETFs trade on a securities exchange and may trade at a premium or a discount to their NAV.
The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.
A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, Strategic Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.
Short Sales . Short sales involve the market sale of a security a fund has borrowed from a prime broker with which it has a contractual relationship, with the expectation that the security will underperform either the market or the securities that the fund holds long. A fund closes a short sale by purchasing the same security at the current market price and delivering it to the prime broker.
Until a fund closes out a short position, the fund is obligated to pay the prime broker (from which it borrowed the security sold short) interest as well as any dividends that accrue during the period of the loan. While a short position is outstanding, a fund must also pledge a portion of its assets to the prime broker as collateral for the borrowed security. The collateral will be marked to market daily.
Short positions create a risk that a fund will be required to cover them by buying the security at a time when the security has appreciated in value, thus resulting in a loss to the fund. A short position in a security poses more risk than holding the same security long. Because a short position loses value as the security's price increases, the loss on a short sale is theoretically unlimited. The loss on a long position is limited to what a fund originally paid for the security together with any transaction costs. A fund may not always be able to borrow a security the fund seeks to sell short at a particular time or at an acceptable price. As a result, a fund may be unable to fully implement its investment strategy due to a lack of available stocks or for other reasons. It is possible that the market value of the securities a fund holds in long positions will decline at the same time that the market value of the securities the fund has sold short increases, thereby increasing the fund's potential volatility. Because a fund may be required to pay dividends, interest, premiums and other expenses in connection with a short sale, any benefit for the fund resulting from the short sale will be decreased, and the amount of any ultimate gain will be decreased or of any loss will be increased, by the amount of such expenses.
A fund may also enter into short sales against the box. Short sales "against the box" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.
Sovereign Debt Obligations are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
Special Purpose Acquisition Companies (SPACs). A fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool money to seek potential acquisition opportunities. SPACs are collective investment structures formed to raise money in an initial public offering for the purpose of merging with or acquiring one or more operating companies (the "de-SPAC Transaction"). Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. In connection with a de-SPAC Transaction, the SPAC may complete a PIPE (private investment in public equity) offering with certain investors. A fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its de-SPAC Transaction.
Because SPACs do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC's management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. An investment in a SPAC is subject to a variety of risks, including that (i) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (ii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (iii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; (iv) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the fund believes is the SPAC interest's intrinsic value; (v) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of shareholders; (vi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (vii) the warrants or other rights with respect to the SPAC held by a fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (viii) a fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; and (ix) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction.
Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold, but only pursuant to an effective registration statement or other exemption from registration. The securities issued by a SPAC, which are typically traded either in the over-the-counter market or on an exchange, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.
Structured Securities (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.
Temporary Defensive Policies. In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If a fund does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.
Strategic Advisers® Fidelity® Emerging Markets Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity ® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.
If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the fund when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank account overnight. Any risks associated with such an account are investment risks of the fund. The fund faces the risk of loss of these balances if the bank becomes insolvent.
Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.
Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.
Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.
In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.
Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund's service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund's manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund's ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.
While a fund's service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

SPECIAL GEOGRAPHIC CONSIDERATIONS
Emerging Markets. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets that the Adviser identifies as having similar emerging markets characteristics. Emerging markets tend to have relatively low gross national product per capita compared to the world's major economies and may have the potential for rapid economic growth.
Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include less social, political, and economic stability and greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes. Foreign exchanges and broker-dealers may be subject to less oversight and regulation by local authorities. Local governments may decide to seize or confiscate securities held by foreign investors, restrict an investor's ability to sell or redeem securities, suspend or limit an issuer's ability to make dividend or interest payments, and/or limit or entirely restrict repatriation of invested capital, profits, and dividends. Capital gains may be subject to local taxation, including on a retroactive basis. Issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency. Investors may experience difficulty in enforcing legal claims related to the securities and shareholder claims common in the United States may not exist in emerging markets. Additionally, local judges may favor the interests of the issuer over those of foreign investors. U.S. authorities may be unable to investigate, bring, or enforce actions against non-U.S. companies and non-U.S. persons. Bankruptcy judgments may only be permitted to be paid in the local currency. Infrequent financial reporting, substandard disclosure, and differences in financial reporting, audit and accounting requirements and standards may make it difficult to ascertain the financial health of an issuer. Moreover, limited public information regarding an issuer may result in greater difficulty in determining market valuations of the securities.
In addition, unlike developed countries, many emerging countries' economic growth highly depends on exports and inflows of external capital, making them more vulnerable to the downturns of the world economy. The enduring low growth in the global economy has weakened the global demand for emerging market exports and tightened international credit supplies, highlighting the sensitivity of emerging economies to the performance of their trading partners. Developing countries may also face disproportionately large exposure to the negative effects of climate change, due to both geography and a lack of access to technology to adapt to its effects, which could include increased frequency and severity of natural disasters as well as extreme weather events such as droughts, rising sea levels, decreased crop yields, and increased spread of disease, all of which could harm performance of affected economies. Given the particular vulnerability of emerging market countries to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on developing countries.
Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret or laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak, not enforced consistently, or non-existent. Sudden changes in governments or the transition of regimes may result in policies that are less favorable to investors such as the imposition of price controls or policies designed to expropriate or nationalize "sovereign" assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.
The United States, other nations, or other governmental entities (including supranational entities) could impose sanctions on a country that limits or restricts foreign investment, the movement of assets or other economic activity. In addition, an imposition of sanctions upon certain issuers in a country could have a materially adverse effect on the value of such companies' securities, delay a fund's ability to exercise certain rights as security holder, and/or impair a fund's ability to meet its investment objectives. A fund may be prohibited from investing in securities issued by companies subject to such sanctions and may be required to freeze its existing investments in those companies, prohibiting the fund from selling or otherwise transacting in these investments. Such sanctions, or other intergovernmental actions that may be taken in the future, may result in the devaluation of the country's currency, a downgrade in the country's credit rating, and/or a decline in the value and liquidity of impacted company stocks.
Many emerging market countries in which a fund may invest lack the social, political, and economic stability characteristic exhibited by developed countries. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, governmental corruption, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation (or taxes on foreign investments); and (v) imposition of trade barriers.
Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves, which has resulted in some governments restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial relative to their actual market values.
Governments of many emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs that cause huge budget deficits. Often, interest payments have become too overwhelming for these governments to meet, as these payments may represent a large percentage of a country's total GDP. Accordingly, these foreign obligations have become the subject of political debate within emerging market countries, which has resulted in internal pressure for such governments to not make payments to foreign creditors, but instead to use these funds for social programs. As a result of either an inability to pay or submission to political pressure, the governments have sought to restructure their loan and/or bond obligations, have declared a temporary suspension of interest payments, or have defaulted (in part or full) on their outstanding debt obligations. These events have adversely affected the values of securities issued by the governments and corporations domiciled in these emerging market countries and have negatively affected not only their cost of borrowing but also their ability to borrow in the future. Emerging markets have also benefited from continued monetary policies adopted by the central banks of developed countries. Recently, however, the U.S. Federal Reserve and other countries' central banks have increased interest rates numerous times in response to global inflation. It is unclear whether interest rates will continue to rise in the future. These increases may have a disproportionately adverse effect on emerging market economies.
In addition to their continued reliance on international capital markets, many emerging economies are also highly dependent on international trade and exports, including exports of oil and other commodities. As a result, these economies are particularly vulnerable to downturns of the world economy. In recent years, emerging market economies have been subject to tightened international credit supplies and weakened global demand for their exports and, as a result, certain of these economies faced significant difficulties and some economies face recessionary concerns. Over the last decade, emerging market countries, and companies domiciled in such countries, have acquired significant debt levels. Any additional increases in U.S. interest rates may further restrict the access to credit supplies and jeopardize the ability of emerging market countries to pay their respective debt service obligations. Although certain emerging market economies have shown signs of growth and recovery, continued growth is dependent on the uncertain economic outlook of China, Japan, the European Union, and the United States. The reduced demand for exports and lack of available capital for investment resulting from the European debt crisis, a slowdown in China, the continued effects of the COVID-19 pandemic, and persistent low growth in the global economy may inhibit growth for emerging market countries.
The COVID-19 pandemic has presented significant challenges to the economies of emerging markets, including, among others, rising inflation, food insecurity, subdued employment growth, and economic setback caused by supply chain disruption and the reduction in exports. Limited supplies of effective vaccination and medical resources have undermined the productive activities in emerging markets. The continually evolving variants of the COVID-19 virus have constantly challenged the existing containment strategy, causing significant human capital loss and social disturbances. The future direction of the pandemic is difficult to predict, and emerging markets are more likely to suffer more heavily from new developments in the virus due to their lack of sufficient access to medical resources.
All these economic setbacks have been exacerbated by the ongoing conflict in Ukraine stemming from Russia's invasion into the country in early 2022, which is causing higher global inflation and the significant rise in energy and food prices. These problems may worsen if the war escalates or spreads into neighboring countries or other regions.
Canada.  Canada is generally politically stable; its banking system is relatively robust and its financial market relatively transparent. Meanwhile, Canada is sensitive to commodity price changes. It is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, events affecting the supply and demand of base commodity resources and industrial and precious metals and materials, both domestically and internationally, can have a significant effect on Canadian market performance.
The United States is Canada's largest trading partner and developments in economic policy and U.S. market conditions have a significant impact on the Canadian economy. The economic and financial integration of the United States, Canada, and Mexico through the United States-Mexico-Canada Agreement (USMCA) may make the Canadian economy and securities market more sensitive to North American trade patterns. Any disruption in the continued operation of USMCA may have a significant and adverse impact on Canada's economic outlook and the value of a fund's investments in Canada.
Growth has continued to slow in recent years for certain sectors of the Canadian economy, particularly energy extraction and manufacturing. Forecasts on growth remain modest. Oil prices have fluctuated greatly over time and the enduring volatility in the strength of the Canadian dollar may also negatively impact Canada's ability to export, which could limit Canada's economic growth. The global pandemic and the conflict in Ukraine continue to negatively impact the world economy including the Canadian market.
Europe. The European Union (EU) is an intergovernmental and supranational union of European countries spanning the continent, each known as a member state. One of the key activities of the EU is the establishment and administration of a common single market consisting of, among other things, a common trade policy. In order to further the integration of the economies of member states, member states established, among other things, the European Economic and Monetary Union (EMU), a collection of policies that set out different stages and commitments that member states need to follow to achieve greater economic policy coordination and monetary cooperation, including the adoption of a single currency, the euro. While all EU member states participate in the economic union, only certain EU member states have adopted the euro as their currency. When a member state adopts the euro as its currency, the member state no longer controls its own monetary policies. Instead, the authority to direct monetary policy is exercised by the European Central Bank (ECB).
While economic and monetary convergence in the EU may offer opportunities for those investing in the region, investors should be aware that the success of the EU is not wholly assured. European countries can be significantly affected by the tight fiscal and monetary controls that the EU governing institutions may impose on its members or with which candidates for EMU membership are required to comply. Europe must grapple with a number of challenges, any one of which could threaten the sustained economic growth, regulatory efficiency, or political survival of the political and economic union. Countries adopting the euro must adjust to a unified monetary system which has resulted in the loss of exchange rate flexibility and, to some degree, the loss of economic sovereignty. Europe's economies are diverse, governance is decentralized, and its cultures differ widely. Unemployment in some European countries has historically been higher than in the United States, and a number of countries continue to face abnormally high unemployment levels, particularly for younger workers, which could pose a political risk. Many EU nations are susceptible to the economic risks associated with high levels of debt. The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states, the EU's resettlement and distribution of refugees, and the resolution of the EU's problematic fiscal and democratic accountability. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the benefit of diversification within the region.
Political. From the 2000s through the early 2010s, the EU extended its membership to Eastern European countries. It has accepted several Eastern European countries as new members and has engaged with several other countries regarding future enlargement. Membership for these states is intended to, among other things, cement economic and political stability across the region. For these countries, membership serves as a strong political impetus to engage in regulatory and political reforms and to employ tight fiscal and monetary policies. Nevertheless, certain new member states, particularly former satellites of the former Soviet Union, remain burdened to various extents by certain infrastructural, bureaucratic, and business inefficiencies inherited from their history of economic central planning. Further expansion of the EU has long-term economic benefits for both member states and potential expansion candidates. However, certain European countries are not viewed as currently suitable for membership, especially countries further east with less developed economies. The current and future status of the EU therefore continues to be the subject of political controversy, with widely differing views both within and between member states. The growth of nationalist and populist parties in both national legislatures and the European Parliament may further threaten enlargement as well as impede both national and supranational governance.
An increasingly assertive Russia poses its own set of risks for the EU, as evidenced by the Russian invasion of Ukraine in February 2022 and the ongoing Russia-Ukraine conflict. Opposition to EU expansion to members of the former Soviet bloc may prompt more intervention by Russia in the affairs of its neighbors. This interventionist stance may carry various negative consequences, including direct effects, such as export restrictions on Russia's natural resources, Russian support for separatist groups or pro-Russian parties located in EU countries, Russian interference in the internal political affairs of current or potential EU members or of the EU itself, externalities of ongoing conflict, such as an influx of refugees from Ukraine and Syria, or collateral damage to foreign assets in conflict zones, all of which could negatively impact EU economic activity.
It is possible that, as wealth and income inequality grow both within and between individual member states, socioeconomic and political tensions may be exacerbated. The potential direct and indirect consequences of this growing gap may be substantial.
The transition to a more unified economic system also brings uncertainty. Significant political decisions will be made that may affect market regulation, subsidization, and privatization across all industries, from agricultural products to telecommunications, that may have unpredictable effects on member states and companies within those states.
The influx of migrants and refugees seeking resettlement in the EU as a result of ongoing conflicts around the world also poses certain risks to the EU. Additionally, the conflict in Ukraine has caused significant humanitarian and economic concerns for Europe. A protracted conflict would increase the number of refugees coming into Europe, cause increase in commodity prices and supply-chain disruptions, add pressure to inflation, and deepen output losses. Furthermore, there is the risk that the conflict in Ukraine may spread to other areas of Europe. All of these would adversely impact a fund's investment in Europe.
 The COVID-19 pandemic has served to exacerbate need in unstable regions, leading to increased numbers of refugees. Resettlement itself may be costly for individual member states, particularly those border countries on the periphery of the EU where migrants first enter. In addition, pressing questions over accepting, processing and distributing migrants have been a significant source of intergovernmental disagreements and could pose significant dangers to the integrity of the EU.
Economic. As economic conditions across member states may vary widely, there is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member states. Member states must maintain tight control over inflation, public debt, and budget deficits in order to qualify for participation in the euro. These requirements severely limit EMU member states' ability to implement fiscal policy to address regional economic conditions. Moreover, member states that use the euro cannot devalue their currencies in the face of economic downturn, precluding them from stoking inflation to reduce their real debt burden and potentially rendering their exports less competitive.
The United Kingdom (UK) left the European Union (EU) on January 31, 2020 under the terms of a negotiated departure deal. A transition period, which kept most pre-departure arrangements in place, ended on December 31, 2020, and the UK entered into a new trading relationship with the EU under the terms of the EU-UK Trade and Cooperation Agreement (TCA) which reflected the long-term, post-transition landscape. Further discussions are to be held between the UK and the EU in relation to matters not covered by the trade agreement, such as financial services. Notwithstanding the TCA, significant uncertainty remains in the market regarding the ramifications of the United Kingdom's withdrawal from the European Union. Significant economic and regulatory uncertainty caused by the UK's exit from the EU has resulted in volatile markets for the UK and broader international financial markets. While the long-term effects of Brexit remain unclear, in the short term, financial markets may experience, among other things, greater volatility and/or illiquidity, currency fluctuations, and a decline in cross-border investment between the UK and the EU. The effects of Brexit are also being shaped by new trade deals that the UK is negotiating with several other countries, including the United States. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations as the UK determines which EU laws to replicate or replace. The impact of Brexit, and these new trade agreements, on the UK and in global markets as well as any associated adverse consequences remains unclear, and the uncertainty may have a significant negative effect on the value of a fund's investments. In addition to managing the effects of Brexit, the United Kingdom is currently grappling with financial crises. Uncertainty regarding the UK government's economic and financial policies may have a negative effect on investors and the impact of these crises may have a significant adverse effect on the value of a fund's investments.
The global financial crisis of 2008-2009 brought several small countries in Europe to the brink of sovereign default. Many other economies fell into recession, decreasing tax receipts and widening budget deficits. In response, many countries of Europe have implemented fiscal austerity, decreasing discretionary spending in an attempt to decrease their budget deficits. However, many European governments continue to face high levels of public debt and substantial budget deficits, some with shrinking government expenditures, which hinder economic growth in the region and may still threaten the continued viability of the EMU. Due to these large public deficits, some European issuers may continue to have difficulty accessing capital and may be dependent on emergency assistance from European governments and institutions to avoid defaulting on their outstanding debt obligations. The availability of such assistance, however, may be contingent on an issuer's implementation of certain reforms or reaching a required level of performance, which may increase the possibility of default. Such prospects could inject significant volatility into European markets, which may reduce the liquidity or value of a fund's investments in the region. Likewise, the high levels of public debt raise the possibility that certain European issuers may be forced to restructure their debt obligations, which could cause a fund to lose the value of its investments in any such issuer.
The legacy of the global financial crisis of 2008-2009, the European sovereign debt crisis, and the ongoing recession in parts of Europe have left the banking and financial sectors of many European countries weakened and, in some cases, fragile. Many institutions remain saddled with high default rates on loans, still hold assets of indeterminate value, and have been forced to maintain higher capital reserves under new regulations. This has led to decreased returns from finance and banking directly and has constricted the sector's ability to lend, thus potentially reducing future returns and constricting economic growth. The ECB has sought to spur economic growth and ward off deflation by engaging in quantitative easing, lowering the ECB's benchmark rate into negative territory, and opening a liquidity channel to encourage bank lending. Most recently, in September 2019, the ECB announced a new bond-buying program and changed its targeted long-term refinancing rate to provide more favorable bank lending conditions. In response to the economic consequences of the COVID-19 pandemic, the ECB significantly increased bond purchases, and only began slowing their purchasing strategy in September 2021.
Ongoing regulatory uncertainty could have a negative effect on the value of a fund's investments in the region. Governments across the EMU are facing increasing opposition to certain measures taken in response to the recent economic crises. In light of such uncertainty, the risk that certain member states will abandon the euro persists and any such occurrence would likely have wide-ranging effects on global markets that are difficult to predict. These effects, however, would likely have a negative impact on a fund's investments in the region.
Although some European economies have begun to show more sustained economic growth, the ongoing debt crisis, political and regulatory responses to the financial crisis, the effects of the COVID-19 pandemic, and uncertainty over the future of the EMU and the EU itself may continue to limit short-term growth and economic recovery in the region. Some countries have experienced prolonged stagnation or returns to recession, raising the possibility that other European economies could follow suit. Economic challenges facing the region include high levels of public debt, significant rates of unemployment, aging populations, heavy regulation of non-financial businesses, persistent trade deficits, rigid labor markets, and inability to access credit. Although certain of these challenges may weigh more heavily on some European economies than others, the economic integration of the region increases the likelihood that an economic downturn in one country may spread to others. Should Europe fall into another recession, the value of a fund's investments in the region may be affected.
Currency. Investing in euro-denominated securities (or securities denominated in other European currencies) entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the disparate European economies. In addition, many European countries rely heavily upon export-dependent businesses and significant change in the exchange rate between the euro and the U.S. dollar can have either a positive or a negative effect upon corporate profits and the performance of EU investments. If one or more countries abandon the use of the euro as a currency, the value of investments tied to those countries or to the euro could decline significantly. In addition, foreign exchange markets have recently experienced sustained periods of high volatility, subjecting a fund's foreign investments to additional risks.
Nordic Countries. The Nordic countries - Iceland, Denmark, Finland, Norway, and Sweden - relate to European integration in different ways. Norway and Iceland are outside the EU, although they are members of the European Economic Area. Denmark, Finland, and Sweden are EU members, but only Finland has adopted the euro as its currency, whereas Denmark has pegged its currency to the euro. Generally, Nordic countries have strong business environments, highly educated workforces, and relatively stable financial markets and political systems. Faced with stronger global competition in recent years, however, some Nordic countries have had to scale down their historically generous welfare programs, resulting in drops in domestic demand and increased unemployment. Economic growth in many Nordic countries continues to be constrained by tight labor markets and adverse European and global economic conditions, particularly the volatility in global commodity demand. The Nordic countries' manufacturing sector has experienced continued contraction due to outsourcing and flagging demand, spurring increasing unemployment. Furthermore, the protracted recovery due to the ongoing European debt crisis and persistent low growth in the global economy may limit the growth prospects of the Nordic economies. The ongoing COVID-19 pandemic and the conflict in Ukraine continue to pose economic risks to Nordic countries.
Eastern Europe. Investing in the securities of Eastern European issuers may be highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Eastern European countries have different levels of political and economic stability. Some countries have more integrated economies and relatively robust banking and financial sectors while other countries continue to be burdened by regional, political, and military conflicts. In many countries in Eastern Europe, political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation, and confiscatory taxation. The ongoing conflict in Ukraine poses great risk to Eastern European countries' economic stability and the continued effects of the COVID-19 pandemic have an adverse impact on the overall region.
Eastern European countries continue to move towards market economies at different paces with varying characteristics. Many Eastern European markets suffer from thin trading activity, dubious investor protections, and often a lack of reliable corporate information. Information and transaction costs, differential taxes, and sometimes political, regulatory, or transfer risk may give a comparative advantage to the domestic investor rather than the foreign investor. In addition, these markets are particularly sensitive to social, political, economic, and currency events in Western Europe and Russia and may suffer heavy losses as a result of their trading and investment links to these economies and their currencies. In particular, the disruption to the Russian economy as a result of sanctions imposed by the United States and EU in connection with Russia's invasion of Ukraine may hurt Eastern European economies with close trade links to Russia. Russia may also attempt to directly assert its influence in the region through coercive use of its economic, military, and natural resources.
In some of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of Western market economies, little or no experience in trading in securities, weak or nonexistent accounting or financial reporting standards, a lack of banking and securities infrastructure to handle such trading and a legal tradition without strongly defined property rights. Due to the value of trade and investment between Western Europe and Eastern Europe, credit and debt issues and other economic difficulties affecting Western Europe and its financial institutions can negatively affect Eastern European countries.
Eastern European economies may also be particularly susceptible to the volatility of the international credit market due to their reliance on bank related inflows of foreign capital. Although many Eastern European economies have experienced modest growth for several periods due, in part, to external demand, tighter labor markets, and the attraction of foreign investment, major challenges persist as a result of their continued dependence on Western European countries for credit and trade. Accordingly, the European crisis may present serious risks for Eastern European economies, which may have a negative effect on a fund's investments in the region.
Several Eastern European countries on the periphery of the EU have recently been the destination for a surge of refugees and migrants fleeing global conflict zones, particularly the civil wars in Syria and Afghanistan, the economic hardship across Africa and the developing world, and the Russia-Ukraine conflict. While these countries have borne many of the direct costs of managing the flow of refugees and migrants seeking resettlement in Europe, they have also faced significant international criticism over their treatment of migrants and refugees which may affect foreign investor confidence in the attractiveness of such markets.
Japan. Japan continues to recover from recurring recessionary forces that have negatively impacted Japan's economic growth over the last decade. Japan's economic strengths-low public external debt, relatively consistent currency, and highly innovative industries-have helped combat these recurring recessionary forces. Despite signs of economic growth in recent years, Japan is still vulnerable to persistent underlying systemic risks, including massive government debt, an aging and shrinking of the population, an uncertain financial sector, low domestic consumption, and certain corporate structural weaknesses. Furthermore, Japan's economic growth rate could be impacted by the Bank of Japan's monetary policies, rising interest rates and global inflation, tax increases, budget deficits, and volatility in the Japanese yen.
Overseas trade is important to Japan's economy and its economic growth is significantly driven by its exports. Meanwhile, Japan's aging and shrinking population increases the cost of the country's pension and public welfare system and lowers domestic demand, making Japan more dependent on exports to sustain its economy. Therefore, any developments that negatively affect Japan's exports could present risks to a fund's investments in Japan. For example, domestic or foreign trade sanctions or other protectionist measures could harm Japan's economy. In addition, currency fluctuations may also significantly affect Japan's economy, as a stronger yen would negatively impact Japan's ability to export. Likewise, any escalation of tensions in the region, including disruptions caused by political tensions with North Korea or territorial disputes with Japan's major trading partners, may adversely impact Japan's economic outlook. In particular, Japan is heavily dependent on oil imports, and higher commodity prices could have a negative impact on its economy. Japan is also particularly susceptible to the effects of declining growth rates in China, Japan's largest export market. Given that China is a large importer of Japanese goods and is a significant source of global economic growth, a continued Chinese slowdown may negatively impact Japanese economic growth both directly and indirectly. Moreover, the animosity between Japan and other Asian countries, such as China and Korea, may affect the trading relations between these countries. China's territorial ambition over Taiwan may negatively impact Japan's relationship with China given Japan's historical and economic interests in Taiwan. Similarly, the European debt crisis, the effects of the COVID-19 pandemic, and persistent low growth in the global economy could present additional risks to a fund's investments in Japan.
Japan's economic recovery has been affected by stress resulting from a number of natural disasters, including disasters that caused damage to nuclear power plants in the region, which have introduced volatility into Japan's financial markets. In response to these events, the government has injected capital into the economy and reconstruction efforts in disaster-affected areas in order to stimulate economic growth. The risks of natural disasters of varying degrees, such as earthquakes and tsunamis, continue to persist. The full extent of the impact of recurring natural disasters on Japan's economy and foreign investment in Japan is difficult to estimate.
Although Japanese banks are stable, maintaining large capital bases, they continue to face difficulties generating profits. In recent years, Japan has employed a program of monetary loosening, fiscal stimulus, and growth-oriented structural reform, which has generated limited success in raising growth rates. Although Japan's central bank has continued its quantitative easing program, there is no guarantee such efforts will be sufficient or that additional stimulus policies will not be necessary in the future. Furthermore, the long-term potential of this strategy remains uncertain, as the first of two planned increases in Japan's consumption tax resulted in a decline in consumption and the effect of the second increase remains to be seen. While Japan has historically kept inflation in the country relatively low, global economic challenges such as rising inflation and commodity shortages, worsened by the ongoing effects of the COVID-19 pandemic and the conflict in Ukraine, may have a negative impact on Japan's economy.
Asia Pacific Region (ex Japan). While the Asia Pacific region has substantial potential for economic growth, many countries in the region have historically faced political uncertainty, corruption, military intervention, and social unrest. Examples include military threats on the Korean peninsula and along the Taiwan Strait, the ethnic, sectarian, extremist, and/or separatist violence found in Indonesia and the Philippines, and the nuclear arms threats between India and Pakistan. To the extent that such events continue in the future, they can be expected to have a negative effect on economic and securities market conditions in the region. In addition to the regional military threats and conflicts, the effects of the conflict in Ukraine may adversely impact the economies of countries in the region. The recent global supply chain disruptions and rising inflation have stressed the economies of countries in the region that rely substantially on international trade. In addition, the Asia Pacific geographic region has historically been prone to natural disasters. The occurrence of a natural disaster in the region could negatively impact any country's economy in the region. Natural disasters may become more frequent and severe as a result of global climate change. Given the particular vulnerability of the region to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on a fund's investments in the region.
Economic. The economies of many countries in the region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China, and the European Union. The countries in this region are also heavily dependent on exports and are thus particularly vulnerable to any weakening in global demand for these products. Many countries in the region are economically reliant on a wide range of commodity exports. Consequently, countries in this region have been adversely affected by the persistent volatility in global commodity prices and are particularly susceptible to declines in growth rates in China. The Australian and New Zealand economies are also heavily dependent on the economies of China and other Asian countries. Countries in this region have experienced high debt levels, an issue that is being compounded by weakened local currencies. Although the economies of many countries in the region have exhibited signs of growth, such improvements, if sustained, may be gradual. Significantly, the Australian economy has declined in recent years and, in 2019, the Reserve Bank of Australia cut interest rates to an all-time low in response to a reduction in consumption brought on, in part, by a downturn in the property market and rising levels in unemployment. The Reserve Bank of Australia cut rates further in response to the economic effects of the COVID-19 pandemic. However, rising global inflation in 2022 forced the Reserve Bank to raise interest rates to combat the effects of the tightening of monetary policies in most countries, Russia's invasion of Ukraine, and the COVID-19 containment measures and other policy challenges in China. Furthermore, any future growth experienced in the region may be limited or hindered by the reduced demand for exports due to a continued economic slowdown in China, which could significantly lower demand for the natural resources many Asia Pacific economies export. Since China has been such a major source of demand for raw materials and a supplier of foreign direct investment to exporting economies, the slowdown of the Chinese economy could significantly affect regional growth. In addition, the trading relationship between China and several Asia Pacific countries has been strained by the geopolitical conflict created by competing territorial claims in the South China Sea, which has created diplomatic tension in the region that may adversely impact the economies of the affected countries. Regional growth may also be limited by the lack of available capital for investment resulting from the European debt crisis and by persistent low growth in the global economy, as well as increases in interest rates and the tapering of other monetary policies adopted by the central banks of developed countries.
The Republic of Korea (South Korea) . Investing in South Korea involves risks not typically associated with investing in the U.S. securities markets. Investments in South Korea are, in part, dependent on the maintenance of peaceful relations with North Korea, on both a bilateral and global basis. Relations between the two countries remain tense, as exemplified in periodic acts of hostility, and the possibility of serious military engagement still exists. Any escalation in hostility, initiation of military conflict, or collateral consequences of internal instability within North Korea would likely cause a substantial disruption in South Korea's economy, as well as in the region overall.
South Korea has one of the more advanced economies and established democratic political systems in the Asia-Pacific region with a relatively sound financial sector and solid external position. South Korea's economic reliance on international trade, however, makes it highly sensitive to fluctuations in international commodity prices, currency exchange rates and government regulation, and makes it vulnerable to downturns of the world economy. South Korea has experienced modest economic growth in recent years. Such continued growth may slow, in part, due to a continued economic slowdown in China. South Korea is particularly sensitive to the economic volatility of its four largest export markets (the European Union, Japan, United States, and China), which all face varying degrees of economic uncertainty, including persistent low growth rates. The economic weakness of South Korea's most important trading partners could stifle demand for South Korean exports and damage its own economic growth outlook. Notably, given that China is both a large importer of South Korean goods and a significant source of global demand, a continued Chinese slowdown may, directly or indirectly, negatively impact South Korean economic growth. The South Korean economy's long-term challenges include a rapidly aging population, inflexible labor market, dominance of large conglomerates, and overdependence on exports to drive economic growth.
China Region. The China Region encompasses the People's Republic of China, Taiwan, and Hong Kong. The region is highly interconnected and interdependent, with relationships and tensions built on trade, finance, culture, and politics. The economic success of China will continue to have an outsized influence on the growth and prosperity of both Taiwan and Hong Kong.
Although the People's Republic of China has experienced three decades of unprecedented growth, it now faces a slowing economy that is due, in part, to China's effort to shift away from an export-driven economy. Other contributing factors to the slowdown include lower-than-expected industrial output growth, reductions in consumer spending, a decline in the real estate market, which many observers believed to be inflated, and most recently, the COVID-19 pandemic and China's containment strategy. Further, local governments, which had borrowed heavily to bolster growth, face high debt burdens and limited revenue sources. Demand for Chinese exports by Western countries, including the United States and Europe, may diminish because of weakened economic growth in those countries, resulting from the European debt crisis and persistent low growth in the global economy. Additionally, Chinese land reclamation projects, actions to lay claim to disputed islands, and China's attempt to assert territorial claims in the South China Sea have caused strains in China's relationship with various regional trading partners and could cause further disruption to regional trade. In the long term, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of foreign investment in China.
Hong Kong is closely tied to China, economically and politically, following the United Kingdom's 1997 handover of the former colony to China to be governed as a Special Administrative Region. Changes to Hong Kong's legal, financial, and monetary system could negatively impact its economic prospects. Hong Kong's evolving relationship with the central government in Beijing has been a source of political unrest and may result in economic disruption.
Although many Taiwanese companies heavily invest in China, a state of hostility continues to exist between China and Taiwan. Taiwan's political stability and ability to sustain its economic growth could be significantly affected by its political and economic relationship with China. Although economic and political relations have both improved, Taiwan remains vulnerable to both Chinese territorial ambitions and economic downturns.
In addition to the risks inherent in investing in the emerging markets, the risks of investing in China, Hong Kong, and Taiwan merit special consideration.
People's Republic of China. China's economy has transitioned from a rigidly central-planned state-run economy to one that has been only partially reformed by more market-oriented policies. Although the Chinese government has implemented economic reform measures, reduced state ownership of companies and established better corporate governance practices, a substantial portion of productive assets in China are still owned or controlled by the Chinese government. The government continues to exercise significant control over the regulation of industrial development and, ultimately, over China's economic growth, both through direct involvement in the market through state owned enterprises, and indirectly by allocating resources, controlling access to credit, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. China's continued hold on its economy, coupled with a legal system less consistent and less comprehensive than developed markets, poses a risk to foreign investors.
After many years of steady growth, the growth rate of China's economy has declined relative to prior years. Although this slowdown may have been influenced by the government's desire to stop certain sectors from overheating, and to shift the economy from one based on low-cost export manufacturing to a model driven more by domestic consumption, it holds significant economic, social and political risks. For one, the real estate market, once rapidly growing in major cities, has slowed down and may prompt government intervention to prevent collapse. Additionally, local government debt is still very high, and local governments have few viable means to raise revenue, especially with continued declines in demand for housing. Moreover, although China has tried to restructure its economy towards consumption, it remains heavily dependent on exports and is, therefore, susceptible to downturns abroad which may weaken demand for its exports and reduce foreign investments in the country. The reduction in spending on Chinese products and services, the institution of tariffs or other trade barriers, or a downturn in any of the economies of China's key trading partners may have an adverse impact on the securities of Chinese issuers. In particular, the economy faces the prospect of prolonged weakness in demand for Chinese exports as its major trading partners, such as the United States, Japan, and Europe, continue to experience economic uncertainty stemming from the European debt crisis, the effects of the COVID-19 pandemic, and persistent low growth in the global economy, among other things. After a period of intensified concerns about trade tariffs and the continued escalation of the trade war between China and the United States, the two countries reached a trade agreement in January 2020. If the countries reinstitute tariffs, it may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China's export industry with a potentially negative impact to a fund. These kinds of events and their consequences are difficult to foresee, and it is unclear whether future tariffs may be imposed or other escalating actions may be taken in the future. Over the long term, China's aging infrastructure, worsening environmental conditions, rapid and inequitable urbanization, and quickly widening urban and rural income gap, which all carry political and economic implications, are among the country's major challenges. China also faces problems of domestic unrest and provincial separatism. Additionally, the Chinese economy may be adversely affected by diplomatic developments, the imposition of economic sanctions, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.
Chinese territorial claims are another source of tension and present risks to diplomatic and trade relations with certain of China's regional trade partners. Actions by the Chinese government, such as its land reclamation projects, assertion of territorial claims in the South China Sea, and the establishment of an Air Defense Identification Zone over disputed islands, raise the fear of both accidental military conflict and that Chinese territorial claims may result in international reprisal. Such a reprisal may reduce international demand for Chinese goods and services or cause a decline in foreign direct investment, both of which could have a negative effect on a fund's investments in the securities of Chinese issuers.
As with all transition economies, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. The Chinese legal system, in particular, constitutes a significant risk factor for investors. Since the late 1970s, Chinese legislative bodies have promulgated laws and regulations dealing with various economic matters such as foreign investment, corporate organization and governance, commerce, taxation, and trade. Despite the expanding body of law in China, however, legal precedent and published court decisions based on these laws are limited and non-binding. The interpretation and enforcement of these laws and regulations are uncertain, and investments in China may not be subject to the same degree of legal protection as in other developed countries.
China continues to limit direct foreign investments generally in industries deemed important to national interests. Foreign investment in domestic securities is also subject to substantial restrictions, although Chinese regulators have begun to introduce new programs through which foreign investors can gain direct access to certain Chinese securities markets. For instance, Chinese regulators have implemented a program that will permit direct foreign investment in permissible products (which include cash bonds) traded on the China inter-bank bond market (CIBM) in compliance with the relevant rules established by applicable Chinese regulators. While CIBM is relatively large and trading volumes are generally high, the market remains subject to similar risks as fixed income securities markets in other developing countries. As foreign investment access to CIBM is relatively new and its rules may be materially amended as the program continues to develop, it is uncertain how this program will impact economic growth within China.
Securities listed on China's two main stock exchanges are divided into two classes. One of the two classes is limited to domestic investors (and a small group of qualified international investors), while the other is available to both international and domestic investors (A-shares). Although the Chinese government has announced plans to merge the two markets, it is uncertain whether, and to what extent, such a merger will take place. The existing bifurcated system raises liquidity and stability concerns.
Investments in securities listed and traded through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (Stock Connect Programs) involve unique risks. The Stock Connect Programs are relatively new and there is no guarantee that they will continue. Trading through Stock Connect Programs is subject to daily quotas limiting the maximum daily net purchases as well as daily limits on permitted price fluctuations. Trading suspensions are more likely in these markets than in many other global equity markets. There can be no assurance that a liquid market on an exchange will exist. In addition, investments made through Stock Connect Programs are subject to comparatively untested trading, clearance and settlement procedures. Stock Connect Programs are available only on days when markets in both China and Hong Kong are open. A fund's ownership interest in securities traded through the Stock Connect Programs will not be reflected directly, and thus a fund may have to rely on the ability or willingness of a third party to enforce its rights. Investments in Stock Connect Program A-shares are generally subject to Chinese securities regulations and listing rules, among other restrictions. Hong Kong investor compensation funds, which protect against trade defaults, are unavailable when investing through Stock Connect Programs. Uncertainties in Chinese tax rules could also result in unexpected tax liabilities for the fund.
Currency fluctuations could significantly affect China and its trading partners. China continues to exercise control over the value of its currency, rather than allowing the value of the currency to be determined by market forces. This type of currency regime may experience sudden and significant currency adjustments, which may adversely impact investment returns. One such currency adjustment occurred in 2015, in which China purposefully devalued the yuan in an effort to bolster economic growth. More recently, however, the government has taken steps to internationalize its currency. This policy change is driven, in part, by the government's desire for the yuan's continued inclusion in the basket of currencies that comprise the International Monetary Fund's (IMF) Special Drawing Rights.
Chinese companies, particularly those located in China, may be smaller and less seasoned. China may lack, or have different, accounting and financial reporting standards, which may result in the unavailability of material information about Chinese issuers. Moreover, the Public Company Accounting Oversight Board (PCAOB) has warned that it lacks the ability to inspect audit work and practices of PCAOB-registered auditing firms within China. The Chinese government has taken positions that prevent PCAOB from inspecting the audit work and practices of accounting firms in mainland China and Hong Kong for compliance with U.S. law and professional standards. As such, under amendments to the Sarbanes-Oxley Act enacted in December 2020, which requires that the PCAOB be permitted to inspect the accounting firm of a U.S.-listed Chinese issuer, Chinese companies with securities listed on U.S. exchanges may be delisted if the PCAOB is unable to inspect the accounting firm. PCAOB's limited ability to oversee the operations of auditing firms within China may result in inaccurate or incomplete financial records of an issuer's operations within China, which may negatively impact a fund's investments in such companies.
Additionally, China's stock market has experienced tumult and high volatility, which has prompted the Chinese government to implement several policies and restrictions with regards to the securities market. While China may take actions aimed at maintaining growth and stability in the stock market, investors in Chinese securities may be negatively affected by, among other things, disruptions in the ability to sell securities to comply with investment objectives or when most advantageous given market conditions. It is not clear what the long-term effect of such policies would be on the securities market in China or whether additional actions by the government will occur in the future.
A fund may obtain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (VIEs). As a result of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in China, some Chinese companies have used VIEs to facilitate foreign investment without distributing direct ownership of companies based or operated in China. In such cases, the Chinese operating company establishes an offshore company and the offshore company enters into contractual arrangements with the Chinese company. These contractual arrangements are intended to give the offshore company the ability to exercise power over and obtain economic rights from the Chinese company. Shares of the offshore company, in turn, are listed and traded on exchanges outside of China and are available to non-Chinese investors, such as a fund. This arrangement allows non-Chinese investors in the offshore company to obtain economic exposure to the Chinese company without direct equity ownership in the Chinese company.
Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIEs are not formally recognized under Chinese law. There is a risk that China may cease to tolerate VIEs at any time or impose new restrictions on the structure, in each case either generally or with respect to specific industries, sectors or companies. Investments involving a VIE may also pose additional risks because such investments are made through a company whose interests in the underlying Chinese company are established through contract rather than through equity ownership. For example, in the event of a dispute, the offshore company's contractual claims with respect to the Chinese company may be deemed unenforceable in China, thus limiting (or eliminating) the remedies and rights available to the offshore company and its investors. Such legal uncertainty may also be exploited against the interests of the offshore company and its investors. Further, the interests of the equity owners of the Chinese company may conflict with the interests of the investors of the offshore company. Similarly, the fiduciary duties of the officers and directors of the Chinese company may differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore company. The VIE structure generally restricts a fund's ability to influence the Chinese company through proxy voting and other means and may restrict the ability of an issuer to pay dividends to shareholders from the Chinese company's earnings. VIE structures also could face delisting or other ramifications for failure to meet the requirements of the Securities and Exchange Commission (SEC), the Public Company Accounting Oversight Board (PCAOB) or other United States regulators. If these risks materialize, the value of investments in VIEs could be adversely affected and a fund could incur significant losses with no recourse available.
Hong Kong. In 1997, the United Kingdom handed over control of Hong Kong to the People's Republic of China. Since that time, Hong Kong has been governed by a quasi-constitution known as the Basic Law, while defense and foreign affairs are the responsibility of the central government in Beijing. The chief executive of Hong Kong is appointed by the Chinese government. Hong Kong, however, is able to participate in international organizations and agreements and continues to function as an international financial center, with no exchange controls, free convertibility of the Hong Kong dollar and free inward and outward movement of capital. The Basic Law also guarantees existing freedoms, including the freedom of speech, assembly, press, and religion, as well as the right to strike and travel. Business ownership, private property, the right of inheritance and foreign investment are also protected by law.
By treaty, China has committed to preserve Hong Kong's high degree of autonomy in certain matters until 2047. Despite this treaty, political uncertainty continues to exist within Hong Kong, as demonstrated by Hong Kong protests in recent years over political, economic, and legal freedoms, and the Chinese government's response to them. For example, in June 2020, China adopted the Law of the PRC on Safeguarding National Security, which severely limits freedom of speech in Hong Kong and expands police powers to seize electronic devices and intercept communications of suspects. Widespread protests were held in Hong Kong in response to the new law, and the United States imposed sanctions on 11 Hong Kong officials for cracking down on pro-democracy protests. Pro-democracy protests, which have become increasingly violent over time, continued into 2021, although the Hong Kong government's crackdown and the COVID-19 pandemic have contributed to the reduction of large-scale protests. There is no guarantee, however, that additional protests will not arise in the future, and it is uncertain whether the United States will respond to such protests with additional sanctions.
Hong Kong has experienced strong economic growth in recent years in part due to its close ties with China and a strong service sector, but Hong Kong still faces concerns over overheating in certain sectors of its economy, such as its real estate market, which could limit Hong Kong's future growth. In addition, due to Hong Kong's heavy reliance on international trade and global financial markets, Hong Kong remains exposed to significant risks as a result of the European debt crisis and persistent low growth in the global economy. Likewise, due to Hong Kong's close political and economic ties with China, a continued economic slowdown on the mainland could continue to have a negative impact on Hong Kong's economy.
Taiwan. For decades, a state of hostility has existed between Taiwan and the People's Republic of China. China has long deemed Taiwan a part of the "one China" and has made a nationalist cause of reuniting Taiwan with mainland China. In the past, China has staged frequent military provocations off the coast of Taiwan and made threats of full-scale military action. Tensions have lowered, however, exemplified by improved relations, including the first official contacts between the governments' leaders of China and Taiwan in 2015. Despite closer relations in recent years, the relationship with China remains a divisive political issue within Taiwan. Foreign trade has been the engine of rapid growth in Taiwan and has transformed the island into one of Asia's great exporting nations. As an export-oriented economy, Taiwan depends on a free-trade trade regime and remains vulnerable to downturns in the world economy. Taiwanese companies continue to compete mostly on price, producing generic products or branded merchandise on behalf of multinational companies. Accordingly, these businesses can be particularly vulnerable to currency volatility and increasing competition from neighboring lower-cost countries. Moreover, many Taiwanese companies are heavily invested in mainland China and other countries throughout Southeast Asia, making them susceptible to political events and economic crises in the region. Significantly, Taiwan and China have entered into agreements covering banking, securities, and insurance. Closer economic links with mainland China may bring greater opportunities for the Taiwanese economy but such arrangements also pose new challenges. For example, foreign direct investment in China has resulted in Chinese import substitution away from Taiwan's exports and a constriction of potential job creation in Taiwan. Likewise, the Taiwanese economy has experienced slow economic growth as demand for Taiwan's exports has weakened due, in part, to declines in growth rates in China. Taiwan has sought to diversify its export markets and reduce its dependence on the Chinese market by increasing exports to the United States, Japan, Europe, and other Asian countries by, in part, entering into free-trade agreements. In addition, the lasting effects of the European debt crisis and persistent low growth in the global economy may reduce global demand for Taiwan's exports. The Taiwanese economy's long-term challenges include a rapidly aging population, low birth rate, and the lingering effects of Taiwan's diplomatic isolation.
India. The value of a fund's investments in Indian securities may be affected by, among other things, political developments, rapid changes in government regulation, state intervention in private enterprise, nationalization or expropriation of foreign assets, legal uncertainty, high rates of inflation or interest rates, currency volatility, potential new, disruptive COVID-19 variants, uncertain global economic conditions, possible additional increases in commodity prices, and civil unrest. Moreover, the Indian economy remains vulnerable to natural disasters, such as droughts and monsoons. Natural disasters may become more frequent and severe as a result of global climate change. Given the particular vulnerability of India to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on a fund's investments in the country. In addition, any escalation of tensions with Pakistan may have a negative impact on India's economy and foreign investments in India. Likewise, political, social and economic disruptions caused by domestic sectarian violence or terrorist attacks may also present risks to a fund's investments in India.
The Indian economy is heavily dependent on exports and services provided to U.S. and European companies and is vulnerable to any weakening in global demand for these products and services. In recent years, rising wages have chipped away at India's competitive advantage in certain service sectors. A large fiscal deficit and persistent inflation have contributed to modest economic growth in India in recent years. Increases in global oil and commodity prices due to the COVID-19 pandemic and the conflict in Ukraine have further contributed to India's rising inflation and a widening of the current account deficit. While the economic growth rate has risen more recently, the Indian economy continues to be susceptible to a slowdown in the manufacturing sector, and it is uncertain whether higher growth rates are sustainable without more fundamental governance reforms.
India's market has less developed clearance and settlement procedures and there have been times when settlements have not kept pace with the volume of securities and have been significantly delayed. The Indian stock exchanges have, in the past, been subject to closure, broker defaults and broker strikes, and there can be no certainty that these will not recur. In addition, significant delays are common in registering transfers of securities and a fund may be unable to sell securities until the registration process is completed and may experience delays in the receipt of dividends and other entitlements. Furthermore, restrictions or controls applicable to foreign investment in the securities of issuers in India may also adversely affect a fund's investments within the country. The availability of financial instruments with exposure to Indian financial markets may be substantially limited by restrictions on foreign investors and subject to regulatory authorizations. Foreign investors are required to observe certain investment restrictions, including limits on shareholdings, which may impede a fund's ability to invest in certain issuers or to fully pursue its investment objective. These restrictions may also have the effect of reducing demand for, or limiting the liquidity of, such investments. There can be no assurance that the Indian government will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign investors in such a way that may adversely affect the ability of a fund to repatriate their income and capital.
Shares of many Indian issuers are held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. Sales of securities by such issuer's major shareholders may also significantly and adversely affect other shareholders. Moreover, a limited number of issuers represent a disproportionately large percentage of market capitalization and trading value in India. As a result, major shareholders' actions may cause significant fluctuations in the prices of securities. Additionally, insider trading may undermine both the market price accuracy of securities and investors' confidence in the market. The illiquidity in the market may make it difficult for a fund to dispose of securities at certain times.
Furthermore, securities laws or other areas of laws may not be fully developed in India and accounting and audit standards may not be as rigorous as those in the U.S. market. Additionally, information about issuers may be less transparent, all of which increases risk to foreign investors and makes it potentially difficult to obtain and enforce court orders. The legal system may also favor domestic investors over foreign investors.
The Indian government has sought to implement numerous reforms to the economy, including efforts to bolster the Indian manufacturing sector and entice foreign direct investment. Such reformation efforts, however, have proven difficult and there is no guarantee that such reforms will be implemented or that they will be fully implemented in a manner that benefits investors.
Indonesia. Over the last decade, Indonesia has applied prudent macroeconomic efforts and policy reforms that have led to modest growth in recent years, however many economic development problems remain, including poverty and unemployment, corruption, inadequate infrastructure, a complex regulatory environment, and unequal resource distribution among regions. Although Indonesia's government has taken steps in recent years to improve the country's infrastructure and investment climate, these problems may limit the country's ability to maintain such economic growth as Indonesia has begun to experience slowing growth rates in recent years. Indonesia is prone to natural disasters such as typhoons, tsunamis, earthquakes and flooding, which may also present risks to a fund's investments in Indonesia. Natural disasters may become more frequent and severe as a result of global climate change. Given the particular vulnerability of Indonesia to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on a fund's investments in the country. In addition, Indonesia continues to be at risk of ethnic, sectarian, and separatist violence.
In recent periods, Indonesia has employed a program of monetary loosening through reductions in interest rates and implemented a number of reforms to encourage investment. Although Indonesia's central bank has continued to utilize monetary policies to promote growth, there can be no guarantee such efforts will be sufficient or that additional stimulus policies will not be necessary in the future. Despite these efforts, Indonesia's relatively weak legal system poses a risk to foreign investors. Indonesia's tax administration can be inefficient, and a persistent informal market exists. Moreover, global inflation and the shortage of certain commodities caused by the COVID-19 pandemic and the conflict in Ukraine may continue to adversely affect Indonesia's economic recovery.
Indonesia's dependence on resource extraction and exports leaves it vulnerable to a slowdown of the economies of its trading partners and a decline in commodity prices more generally. Commodity prices have experienced significant volatility in recent years, which has adversely affected the exports of Indonesia's economy. Indonesia is particularly vulnerable to the effects of a continued slowdown in China, which has been a major source of demand growth for Indonesia's commodity exports. Indonesia is also vulnerable to further weakness in Japan, which remains one of Indonesia's largest single export markets. Indonesia has recently reversed several policies that restricted foreign investment by permitting increased foreign ownership in several sectors and opening up sectors previously closed to foreign investors. Failure to pursue internal reform, peacefully resolve internal conflicts, bolster the confidence of international and domestic investors, and weak global economic growth could limit Indonesia's economic growth in the future.
Thailand. Thailand has well-developed infrastructure and a free-enterprise economy, which is both conducive and enticing to certain foreign investment. Thailand's manageable public and external debt burden as well as the country's acceptable fiscal and monetary policy are also positive factors for foreign investors. While Thailand experienced an increase in exports in recent years, the rate of export growth has since slowed, in part due to domestic political turmoil, weakness in commodity prices, and declines in growth rates in China. Moreover, Thailand has pursued preferential trade agreements with a variety of partners in an effort to boost exports and maintain high growth. Weakening fiscal discipline, separatist violence in the south, the intervention by the military in civilian spheres, and continued political instability, however, may cause additional risks for investments in Thailand. The risk of political instability has proven substantial as the protests, disputed election, government collapse, and coup of 2014 have led to short term declines in GDP, a collapse of tourism, and a decrease in foreign direct investment. Following the coup, the military junta formally controlled the government from 2014 until July 2019.  Parliamentary elections were held in May 2019 in which pro-military parties won a slim majority and the former military junta leader became Prime Minister. International watchdog groups, however, claimed the election was not free and fair. Since the election there have been a number of attempts to unseat the Prime Minister and protests challenging his leadership and the monarchy. An election is due to take place before May 2023. Uncertainty regarding the upcoming election could have a negative impact on economic growth.
In the long term, Thailand's economy faces challenges including an aging population, outdated infrastructure, and an inadequate education system. Thailand's cost of labor has risen rapidly in recent years, threatening its status as a low-cost manufacturing hub. In addition, natural disasters may affect economic growth in the country. Natural disasters may become more frequent and severe as a result of global climate change. Given the particular vulnerability of Thailand to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on a fund's investments in the country. Thailand continues to be vulnerable to weak economic growth of its major trading partners, particularly China and Japan. Additionally, Thailand's economy may be limited by lack of available capital for investment resulting from the European debt crisis and persistent slow growth in the global economy.
Philippines. The economy of the Philippines has benefitted from its relatively low dependence on exports and high domestic rates of consumption, as well as substantial remittances received from large overseas populations. Additionally, the Philippines' solid monetary and fiscal policies, relatively low external debt, and foreign exchange reserves support the country's economic stability. Although the economy of the Philippines has grown quickly in recent years, there can be no assurances that such growth will continue. Like other countries in the Asia Pacific region, the Philippines' growth in recent years has been reliant, in part, on exports to larger economies, notably the United States, Japan and China. Given that China is a large importer and source of global demand, a continued Chinese slowdown may, directly or indirectly, negatively impact Philippine economic growth. Additionally, lower global economic growth may lead to lower remittances from Filipino emigrants abroad, negatively impacting economic growth in the Philippines. Furthermore, certain weaknesses in the economy, such as inadequate infrastructure, high poverty rates, uneven wealth distribution, low fiscal revenues, endemic corruption, inconsistent regulation, unpredictable taxation, unreliable judicial processes, high-risk security environment, high dependency on electronic exports and the tourism sector, and the appropriation of foreign assets may present risks to a fund's investments in the Philippines. In more recent years, poverty rates have declined; however, there is no guarantee that this trend will continue. In addition, investments in the Philippines are subject to risks arising from political or social unrest, including governmental actions that strain relations with the country's major trading partners, threats from military coups, terrorist groups and separatist movements. Likewise, the Philippines is prone to natural disasters such as typhoons, tsunamis, earthquakes and flooding, which may also present risks to a fund's investments in the Philippines. Natural disasters may become more frequent and severe as a result of global climate change. Given the particular vulnerability of the Philippines to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on a fund's investments in the country.
Latin America. Latin American countries have historically suffered from social, political, and economic instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. In recent decades, certain Latin American economies have experienced prolonged, significant economic growth, and many countries have developed sustainable democracies and a more mature and accountable political environment. Additionally, some Latin American countries have a growing middle class and an increasingly diversified economy. In recent periods, however, many Latin American countries have experienced persistent low growth rates and certain countries have fallen into recessions. Specifically, the region has recently suffered from the effects of Argentina's economic crisis. While the region is experiencing an economic recovery, there can be no guarantee that such recovery will continue or that Latin American countries will not face further recessionary pressures. Furthermore, economic recovery efforts continue to be weighed down by the costs of the COVID-19 pandemic. Rising global inflation, supply chain disruptions, the tightening of monetary policies in other countries, and high energy and food prices caused by the COVID-19 pandemic and the conflict in Ukraine pose significant challenges to Latin American countries' economies.
The region's economies represent a spectrum of different levels of political and economic development. In many Latin American countries, domestic economies have been deregulated, privatization of state-owned companies had been undertaken and foreign trade restrictions have been relaxed. There can be no guarantee, however, that such trends in economic liberalization will continue or that the desired outcomes of these developments will be successful. Nonetheless, to the extent that the risks identified above continue or re-emerge in the future, such developments could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region. In addition, recent favorable economic performance in much of the region has led to a concern regarding government overspending in certain Latin American countries. Investors in the region continue to face a number of potential risks. Certain Latin American countries depend heavily on exports to the United States and investments from a small number of countries. Accordingly, these countries may be sensitive to fluctuations in demand, exchange rates and changes in market conditions associated with those countries. The economic growth of most Latin American countries is highly dependent on commodity exports and the economies of certain Latin American countries, particularly Mexico and Venezuela, are highly dependent on oil exports. These economies are particularly susceptible to fluctuations in the price of oil and other commodities and currency fluctuations. The prices of oil and other commodities are in the midst of a period of high volatility driven, in part, by a continued slowdown in growth in China, the effects of the COVID-19 pandemic, and the conflict in Ukraine. If growth in China remains slow, or if global economic conditions worsen, Latin American countries may face significant economic difficulties.
Certain Latin American countries may experience significant and unexpected adjustments to their currencies which may have an adverse effect on foreign investors. Furthermore, some Latin American currencies have recently experienced steady devaluations relative to the U.S. dollar and have had to make significant adjustments in their currencies. Continued adjustments and devaluations of currencies in certain countries may undermine a fund's investment there.
Although certain Latin American countries have recently shown signs of improved economic growth, such improvements, if sustained, may be gradual. In addition, prolonged economic difficulties may have negative effects on the transition to a more stable democracy in some Latin American countries. Political risks remain prevalent throughout the region, including the risk of nationalization of foreign assets. Certain economies in the region may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.
A number of Latin American countries are among the largest debtors of developing countries and have a long history of reliance on foreign debt and default. The majority of the region's economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect local markets. Most recently, Argentina defaulted on its debt after a U.S. court ruled in 2014 that payments to a majority of bondholders (who had settled for lower rates of repayment) could not be made so long as holdout bondholders were not paid the full value of their bonds. The ruling increases the risk of default on all sovereign debt containing similar clauses. Although Argentina settled with its bondholders following the 2014 court ruling, the country defaulted on its debt obligations again in May 2020. While Argentina emerged from its 2020 default after negotiation with its bondholders, analysts and investors are concerned that another default is inevitable given the troubles with Argentina's bond market and soaring inflation.
As a result of their dependence on foreign credit and loans, a number of Latin American economies may be adversely affected by the increases in interest rates by the U.S. Federal Reserve in recent months and by the rising global inflation. While the region has recently had mixed levels of economic growth, recovery from past economic downturns in Latin America has historically been slow, and such growth, if sustained, may be gradual. The ongoing effects of the European debt crisis, the effects of the COVID-19 pandemic, and persistent low growth in the global economy may reduce demand for exports from Latin America and limit the availability of foreign credit for some countries in the region. As a result, a fund's investments in Latin American securities could be harmed if economic recovery in the region is limited.
Russia. Investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the United States and most other developed countries.
Political. Over the past century, Russia has experienced political and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia's government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and to respond to the needs of its citizens. To date, however, many of the country's economic reform initiatives have floundered or been retrenched. In this environment, political and economic policies could shift suddenly in ways detrimental to the interest of foreign and private investors.
In the last several years, as significant income from oil and commodity exports boosted Russia's economic growth, the Russian government began to re-assert its regional geopolitical influence, including most recently its military actions in Ukraine and Syria. The conflict with Ukraine has increased tensions between Russia and its neighbors and the West, resulting in the United States and EU placing sanctions on the Russian financial, energy, and defense sectors, as well as targeting top Russian officials. These sanctions, which include banning Russia from global payments systems that facilitate cross-border payments, combined with a collapse in energy and commodity prices, have slowed the Russian economy, which has continued to experience recessionary trends. Economic sanctions include, among others, prohibiting certain securities trades, prohibiting certain private transactions in the energy sector, certain asset freezes of Russian businesses and officials, and certain freezes of Russian securities. As a result, Russian securities declined significantly in value, and the Russian currency, ruble, has experienced great fluctuations. These sanctions may also result in a downgrade in Russia's credit rating and/or a decline in the value and liquidity of Russian securities, property, or interests. Furthermore, these sanctions may impair the ability of a fund to buy, sell, hold, receive, or deliver the affected securities. Further possible actions by Russia could lead to greater consequences for the Russian economy.
Economic. Many Russian businesses are inefficient and uncompetitive by global standards due to systemic corruption, regulatory favoritism for government-affiliated enterprises, or the legacy of old management teams and techniques left over from the command economy of the Soviet Union. Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. In addition, enforcement of the Russian tax system is prone to inconsistent, arbitrary, retroactive, confiscatory, and/or exorbitant taxation.
Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, there is little solid corporate information available to investors because of less stringent auditing and financial reporting standards that apply to companies operating in Russia. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies.
Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the Investment Company Act of 1940, as amended (1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. These services, however, are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity, and it is possible for a fund to lose its registration through fraud, negligence, or even mere oversight. While a fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability, and it is possible that subsequent illegal amendment or other fraudulent act may deprive a fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, significant delays or problems may occur in registering the transfer of securities, which could cause a fund to incur losses due to either a counterparty's failure to pay for securities the fund has delivered or the fund's inability to complete its contractual obligations. The designation of the National Settlement Depository (NSD) as the exclusive settlement organization for all publicly traded Russian companies and investment funds has enhanced the efficiency and transparency of the Russian securities market. Additionally, agreements between the NSD and foreign central securities depositories and settlement organizations have allowed for simpler and more secure access for foreign investors as well.
The Russian economy is heavily dependent upon the export of a range of commodities including industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Furthermore, the sale and use of certain strategically important commodities, such as gas, may be dictated by political, rather than economic, considerations.
Over the long-term, Russia faces challenges including a shrinking workforce, high levels of corruption, difficulty in accessing capital for smaller, non-energy companies, and poor infrastructure in need of large investments.
The sanctions imposed on Russia by the United States and the European Union, as well as the threat of additional sanctions, could have further adverse consequences for the Russian economy, including continued weakening of the ruble, additional downgrades in the country's credit rating, and a significant decline in the value and liquidity of securities issued by Russian companies or the Russian government. The imposition of broader sanctions targeting specific issuers or sectors could prohibit a fund from investing in any securities issued by companies subject to such sanctions. In addition, these sanctions and/or retaliatory action by Russia could require a fund to freeze its existing investments in Russian companies. This could prohibit a fund from selling or transacting in these investments and potentially impact a fund's liquidity.
Currency. Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. The Russian ruble has recently been subject to significant fluctuations due to the conflict in Ukraine and the sanctions imposed by the West. The Russian Central Bank has spent significant foreign exchange reserves to maintain the value of the ruble. Such reserves, however, are finite and, as exemplified by the recent rise in inflation, the Russian Central Bank may be unable to properly manage competing demands of supporting the ruble, managing inflation, and stimulating a struggling Russian economy. Russia's foreign exchange reserves may be spent to stabilize Russia's currency and/or economy in the future. Therefore, any investment denominated in rubles may be subject to significant devaluation in the future. Although official sovereign debt to GDP figures are low for a developed economy, sovereign default remains a risk. Even absent a sovereign default, foreign investors could face the possibility of further devaluations. There is the risk that the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls could prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital. Such risks have led to heightened scrutiny of Russian liquidity conditions which, in turn, creates a heightened risk of the repatriation of ruble assets by concerned foreign investors. The persistent economic turmoil in Russia caused the Russian ruble to depreciate as unemployment levels increased and global demand for oil exports decreased. In particular, the recent collapse in energy prices has shrunk the value of Russian exports and further weakened both the value of the ruble and the finances of the Russian state. The Russian economy has also suffered following the conflict in Ukraine, due to significant capital flight from the country. The pressure put on the ruble caused by this divestment has been compounded by the sanctions from the United States and EU, leading to further depreciation, a limitation of the ruble's convertibility, and an increase in inflation.
The Middle East and Africa. Investing in Middle Eastern and African securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the United States and most other developed countries. For instance, changes in investment policies or shifts in political climates in the region could result in changes to government regulations such as price controls, export and import controls, income and other taxes, foreign ownership restrictions, foreign exchange and currency controls, and labor and welfare benefit policies. Any unexpected changes to these policies or regulations may result in increased investment, operating or compliance expenses for a fund and may have an adverse effect on a fund's business and financial condition.
Political. Many Middle Eastern and African countries historically have suffered from political instability. Despite the trend towards democratization in recent years, especially in Africa, significant political risks continue to affect some Middle Eastern and African countries. These risks may include substantial government intervention in and control over the private sector, corrupt leaders, civil unrest, suppression of opposition parties that can lead to further dissidence and militancy, fixed elections, terrorism, coups, and war. In recent years, several countries in the Middle East and North Africa have experienced pro-democracy movements that resulted in swift regime changes. In some instances where pro-democracy movements successfully toppled regimes, the stability of successor regimes has proven weak, as evidenced by the political situation in Egypt. In other instances, these changes have devolved into armed conflict involving local factions, regional allies or international forces, and even protracted civil wars, such as in Libya and Syria.
The protracted civil war in Syria has given rise to numerous militias, terrorist groups and, most notably, the proto-state of ISIS. The conflict has disrupted oil production across Syria and Iraq, effectively destroying the economic value of large portions of the region and has caused a massive exodus of refugees into neighboring states, which further threatens government infrastructure of the refuge countries.
Regional instability has not been confined to the Middle East. In Nigeria, Africa's largest economy, continued conflicts between the government and various insurgent groups have caused grave humanitarian and economic consequences. In addition, Africa has experienced a number of regional health crises in recent years, which have demonstrated the vulnerabilities of political institutions and health care systems in the face of crisis. African countries, particularly in Eastern and sub-Saharan Africa, have struggled to access sufficient quantities of COVID-19 vaccines to support their populations.
Continued instability may slow the adoption of economic and political reforms and could damage trade, investment, and economic growth going forward. Further, because many Middle East and African nations have a history of dictatorship, military intervention, and corruption, any successful reforms may prove impermanent. In addition, there is an increasing risk that historical animosities, border disputes, or defense concerns may lead to further armed conflict in the region. Across the Middle East and Africa, such developments could have a negative effect on economic growth and reverse favorable trends toward economic and market reform, privatization, and the removal of trade barriers. Such developments could also result in significant disruptions in securities markets.
Although geographically remote from the conflict in Ukraine, Middle Eastern and African countries are subject to the adverse effect Russia's invasion of Ukraine brought to the global economy. Surging oil and food prices are straining the external and fiscal balances of commodity-importing countries and have increased food security problems in these regions. These economic disruptions may undermine a fund's investment in these countries.
Economic. Middle Eastern and African countries historically have suffered from underdeveloped infrastructure, high unemployment rates, a comparatively unskilled labor force, and inconsistent access to capital, which have contributed to economic instability and stifled economic growth in the region. Furthermore, certain Middle Eastern and African markets may face a higher concentration of market capitalization, greater illiquidity and greater price volatility compared to those found in more developed markets of Western Europe or the United States. Additionally, certain countries in the region have a history of nationalizing or expropriating foreign assets, which could cause a fund to lose the value of its investments in those countries or could negatively affect foreign investor confidence in the region. Despite a growing trend towards economic diversification, many Middle Eastern and African economies remain heavily dependent upon a limited range of commodities. These include gold, silver, copper, cocoa, diamonds, natural gas and petroleum. These economies are greatly affected by international commodity prices and are particularly vulnerable to any weakening in global demand for these products. As a result, many countries have been forced to scale down their infrastructure investment and the size of their public welfare systems, which could have long-term economic, social, and political implications.
South Africa, Africa's second largest economy, is the largest destination for foreign direct investment on the continent. The country has a two-tiered, developing economy with one tier similar to that of a developed country and the second tier having only the most basic infrastructure. Although South Africa has experienced modest economic growth in recent years, such growth has been sluggish, hampered by endemic corruption, ethnic and civil conflicts, labor unrest, the effects of the HIV health crisis, and political instability. In addition, reduced demand for South African exports due to the lasting effects of the European debt crisis and persistent low growth in the global economy may limit any such recovery. These problems have been compounded by worries over South African sovereign debt prompted by an increasing deficit and rising level of sovereign debt. These conditions led to tremendous downgrades in South Africa's credit ratings in recent years. Although the ratings are slowly recovering, such downgrades in South African sovereign debt and the likelihood of an issuer default could have serious consequences for investments in South Africa.
The securities markets in these countries are generally less developed. Financial information about the issuers is not always publicly available, and these issuers are not subjected to uniform accounting, auditing, and financial reporting rules. Market volatility, lower trading volume, illiquidity, and rising global inflation all create risks for a fund investing in these countries. These shortcomings may undermine a fund's investment in these countries.
Currency. Certain Middle Eastern and African countries have currencies pegged to the U.S. dollar or euro rather than free-floating exchange rates determined by market forces. Although intended to stabilize the currencies, these pegs, if abandoned, may cause sudden and significant currency adjustments, which may adversely impact investment returns. There is no significant foreign exchange market for certain currencies, and it would be difficult for a fund to engage in foreign currency transactions designed to protect the value of a fund's interests in securities denominated in such currencies.
PORTFOLIO TRANSACTIONS
To the extent that Strategic Advisers grants investment management authority over an allocated portion of the fund's assets to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section.
Orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Strategic Advisers (either directly or through its affiliates) or a sub-adviser, pursuant to authority contained in the management contract and the respective sub-advisory agreement.
Strategic Advisers or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.
The fund will not incur any commissions or sales charges when it invests in affiliated mutual funds, but it may incur such costs when it invests in non-affiliated funds and when it invests directly in other types of securities, including ETFs.
Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.
Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.
The Trustees of the  fund periodically review Strategic Advisers' and its affiliates' and each sub-adviser's performance of their respective responsibilities in connection with the placement of portfolio securities transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.
Strategic Advisers.
The Selection of Securities Brokers and Dealers
Strategic Advisers or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) to place or execute the fund's portfolio securities transactions. In selecting brokers, including affiliates of Strategic Advisers, to execute the fund's portfolio securities transactions, Strategic Advisers or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to Strategic Advisers' or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, Strategic Advisers or its affiliates may choose to execute an order using ECNs including broker-sponsored algorithmics, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors include, but are not limited to, the following: price; costs; the size, nature and type of order; the speed of executions; financial condition and reputation of the broker; broker specific considerations (e.g., not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; and the potential for information leakage; the nature or existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.
The trading desks through which Strategic Advisers or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities.
In seeking best execution for portfolio securities transactions, Strategic Advisers or its affiliates may from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. Strategic Advisers or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. Occasionally, Strategic Advisers or its affiliates execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of Strategic Advisers or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. Strategic Advisers or its affiliates execute futures transactions electronically.
The Acquisition of Brokerage and Research Products and Services
Strategic Advisers does not maintain a soft dollar program. Some sub-advisers to the fund use soft dollar or other commission-sharing arrangements in connection with transactions effected for the fund. In those cases, sub-advisers could, pursuant to their policies and procedures, allocate brokerage transactions of the fund to brokers in exchange for research-related or brokerage-related goods or services, provided that such arrangements meet the requirements of Section 28(e) of the Securities Exchange Act of 1934. Strategic Advisers does not obtain products, research, or services in connection with directing brokerage business to any broker or dealer.
Commission Recapture
Strategic Advisers  does not consider, in selecting or recommending brokers, whether Strategic Advisers or a related person to Strategic Advisers receives client referrals from a broker or third party. Strategic Advisers and its affiliates are authorized to allocate brokerage transactions to brokers who are not affiliates of Strategic Advisers who have entered into arrangements with Strategic Advisers or its affiliates under which the broker, using predetermined methodology, rebates a portion of the compensation paid by the fund to offset that fund's expenses, which is paid to Strategic Advisers or its affiliates. Not all brokers with whom the fund trades have agreed to participate in brokerage commission recapture. Strategic Advisers expects that brokers from whom Strategic Advisers or its affiliates purchase research products and services with their own resources (referred to as "hard dollars") are unlikely to participate in commission recapture.
Affiliated Transactions
In certain cases, Strategic Advisers and its delegates are authorized to place portfolio transactions with affiliated registered brokers or transfer agents. In particular, Strategic Advisers can place trades with NFS, through its Fidelity Capital Markets (FCM) division, and Luminex Trading & Analytics LLC (Luminex). Strategic Advisers will arrange for the execution of transactions through those brokers or dealers if Strategic Advisers reasonably believes that the quality of the execution of the transaction is comparable to what could be obtained through other qualified brokers or dealers. In determining the ability of a broker or dealer to obtain best execution, Strategic Advisers will consider a number of factors, including the broker's or dealer's execution capabilities, reputation, and access to the markets for the securities being traded. Sub-advisers of the fund are authorized to place portfolio transactions with Strategic Advisers' affiliated brokers in accordance with regulatory guidelines. For certain funds trades are facilitated through FMR's trading desk and then allocated to affiliated or unaffiliated executing brokers. In addition, from time to time, Strategic Advisers or its affiliates may place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent and/or use Level ATS, an alternative trading system that is deemed to be affiliated with the Adviser, for execution services.
The Trustees of the fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.
Non-U.S. Transactions
To facilitate trade settlement and related activities in non-United States securities transactions, Strategic Advisers or its affiliates may effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions may be effected on behalf of funds by parties other than Strategic Advisers or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.
Trade Allocation
Although the Trustees and officers of the fund are substantially the same as those of certain other funds managed by Strategic Advisers or its affiliates, investment decisions for the fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by Strategic Advisers or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.
When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by Strategic Advisers to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.
FIAM LLC (FIAM).
The Selection of Securities Brokers and Dealers
FIAM or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) with which to place the fund's portfolio securities transactions. In selecting brokers, including affiliates of FIAM, to execute the fund's portfolio securities transactions, FIAM or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to FIAM's or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution or use of specific brokers over other factors. Based on the factors considered, FIAM or its affiliates may choose to execute an order using electronic channels, including broker-sponsored algorithms, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors may include, but are not limited to the following: price; costs; the size, nature and type of the order; speed of execution, financial condition and reputation of the broker; broker-specific considerations (e.g., not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; confidentiality and the potential for information leakage; the nature of existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of brokerage and research products and services, if applicable and where allowed by law.
In seeking best execution for portfolio securities transactions, FIAM and/or its affiliates from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. FIAM and/or its affiliates may also select brokers that charge more than the lowest commission rate available from another broker. Occasionally FIAM and/or its affiliates execute an entire securities transaction with a broker and allocate ("step out") all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of FIAM or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. FIAM and/or its affiliates execute futures transactions verbally and electronically.
The Acquisition of Brokerage and Research Products and Services
To the extent permitted by applicable law, brokers (who are not affiliates of FIAM) that execute transactions for the fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to FIAM or its affiliates.
Research Products and Services.   Products and services that FIAM or its affiliates have received during the last fiscal year include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone, video and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. Brokers also provide brokerage and research products and services in the form of a specific proprietary or third-party product or service, upon request by FIAM or its affiliates. Some of these brokerage and research products and services supplement FIAM's or its affiliates' own research activities in providing investment advice to the fund.
Execution Services. In addition, when permissible under applicable law, brokerage and research products and services include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).
Mixed-Use Products and Services. Although FIAM or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they may use commission dollars to obtain certain products or services that are not used exclusively in their investment decision-making process (mixed-use products or services). In those circumstances, FIAM or its affiliates will make a good faith effort to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").
Benefits to FIAM. FIAM's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these products or services with their own resources. Therefore, an economic incentive exists for FIAM and/or its affiliates to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on FIAM's or its affiliates' clients interest in receiving most favorable execution. FIAM and its affiliates manage the receipt of brokerage and research products and services and the potential conflicts through their Commission Uses Program. The Commission Uses Program effectively "unbundles" commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. Those brokers have client commission arrangements (each a CCA) in place with FIAM and its affiliates (each of those brokers is referred to as CCA brokers). In selecting brokers for executing transactions on behalf of the fund, the trading desks through which FIAM or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the brokers' quality of execution and without any consideration of brokerage and research products and services the CCA broker provides. Commissions paid to a CCA broker include both an execution commission and either credits or transmits the research portion (also known as "soft dollars") to a CCA pool maintained by each CCA broker. Soft dollar credits ("credits") accumulated in CCA pools are used to pay research expenses. In some cases, FIAM or its affiliates request that a broker that is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid with credits from the CCA pool. The administration of brokerage and research products and services is managed separately from the trading desks, and the traders have no responsibility for administering the research program, including the payment for research. FIAM and/or its affiliates, at times, use a third-party aggregator to facilitate payments to research providers. Where an aggregator is involved, the aggregator would maintain credits in an account that is segregated from the aggregator's proprietary assets and the assets of its other clients ("segregated account") and use those credits to pay research providers as instructed by FIAM or its affiliates. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that FIAM or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services are provided at no additional cost to FIAM or its affiliates or might not have an explicit cost associated with them.
FIAM's Decision-Making Process. In connection with the allocation of fund brokerage, FIAM and/or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/ or research products and services provided to FIAM and/or its affiliates, viewed in terms of the particular transaction for the fund or FIAM's and/or its affiliates' overall responsibilities to that fund or other clients for which FIAM or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with the fund's brokerage does not benefit the fund and certain clients will receive the benefit of the brokerage and research product or service obtained with other clients' commissions. As required under applicable laws or client policy, commissions generated by certain clients may only be used to obtain certain brokerage and research products and services. As a result, certain client accounts will pay more proportionately for certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each client continues to be allocated equitably. Certain non-equity accounts that on rare occasion may receive an equity security through an issuer restructuring or other event and are required or determine to dispose of such equity security, subject to applicable law and client policy, may trade at execution only rates outside of the Commission Usage Program. While FIAM and its affiliates take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither FIAM, its affiliates, nor the fund incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these brokerage and research products and services assist FIAM or its affiliates in terms of their overall investment responsibilities to the fund or any other client accounts for which FIAM or its affiliates may have investment discretion. Certain client accounts use brokerage commissions to acquire brokerage and research products and services that also benefit other client accounts managed by FIAM or its affiliates, and not every client account uses the brokerage and research products and services that have been acquired through that account's commissions.
Research Contracts. FIAM and/or its affiliates have arrangements with certain third-party research providers and brokers through whom FIAM and/or its affiliates effect fund trades, whereby FIAM and/or its affiliates pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, FIAM and/or its affiliates, at times, will cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to FIAM and/or its affiliates, or that may be available from another broker. FIAM's or its affiliates' potential determination to pay for research products and services separately (e.g., with hard dollars) is wholly voluntary on FIAM's and its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.
Funds Managed within the European Union. FIAM and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as "MiFID II", as implemented in the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the "FCA"), where applicable.
For accounts that are managed within the United Kingdom, FIAM's affiliate FMR Investment Management (UK) Limited (FMRIM (UK)) uses research payment accounts (RPAs) to cover costs associated with equity and high income external research that is consumed by those accounts in accordance with MiFID II and FCA regulations. With RPAs, clients pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission1. For clients that use an RPA, FMRIM (UK) establishes a research budget. The budget is set by first grouping accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union or the United Kingdom. In this regard, research budgets are set by research needs and are not otherwise linked to the volume or value of transactions executed on behalf of the account. For clients where portions are managed both within and outside of the United Kingdom, external research is paid using both a CCA and an RPA. Determinations of what is eligible research and how costs are allocated are made in accordance with FIAM's and its affiliates' policies and procedures. Costs for research consumed by accounts that use an RPA are allocated among the accounts within defined strategies pro rata based on the assets under management for each account. While the research charge paid on behalf of any one client that uses an RPA varies over time, the overall research charge determined at the client level on an annual basis will not be exceeded.
FMRIM (UK) is responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets are maintained in accounts at a third-party depository institution, held in the name of FMRIM (UK). FMRIM (UK) provides to client accounts, on request, a summary of: (i) the providers paid from the RPA; (ii) the total amount they were paid over a defined period; (iii) the benefits and services received by FMRIM (UK); and (iv) how the total amount spent from the RPA compares to the research budget set for that period, noting any rebate or carryover if residual funds remain in the RPA.
Impacted accounts, like those accounts that participate in CCA pools, at times, will make payments to a broker that include both an execution commission and a research charge, but unlike CCAs (for which research charges may be retained by the CCA broker and credited to the CCA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA are used to satisfy external research costs consumed by the accounts.
If the costs of paying for external research exceed the amount initially agreed in relation to accounts in a given strategy, FIAM or its affiliates may continue to charge those accounts beyond the initially agreed amount in accordance with MiFID II, continue to acquire external research for the accounts using its own resources, or cease to purchase external research for those accounts until the next annual research budget. If assets for specific accounts remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year's research charges for those accounts or rebated to those accounts.
Accounts managed by FIAM or its affiliates that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FIAM and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMRIM (UK) portfolio managers that manage fixed income accounts in any manner inconsistent with MiFID II and FCA regulations.
1 The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would be permissible under Section 28(e) of the Securities Exchange Act of 1934 by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for brokerage and research products and services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered "commissions" for Section 28(e) purposes.
Commission Recapture
From time to time, FIAM or its affiliates engage in brokerage transactions with brokers who are not affiliates of FIAM who have entered into arrangements with FIAM or its affiliates under which the broker will, at times, rebate a portion of the compensation paid by a fund ("commission recapture"). Not all brokers with whom the fund trades have been asked to participate in brokerage commission recapture.
Affiliated Transactions
FIAM or its affiliates place trades with certain brokers, including NFS, through its Fidelity Capital Markets (FCM) division, and Luminex, with whom they are under common control or otherwise affiliated, provided FIAM or its affiliates determine that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the fund and subject to other applicable law. In addition, from time to time, FIAM or its affiliates place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent and/or use Level ATS, an alternative trading system that is deemed to be affiliated with the Adviser, for execution services. Similarly, equity trades may be executed through national securities exchanges in which FIAM or its affiliates have an interest. Any decision to execute a trade through an alternative trading system or exchange in which FIAM or its affiliates have an interest are made in accordance with applicable law, including their obligation to seek best execution. For trades placed on such a system or exchange, FIAM or its affiliates may benefit in the form of increased valuations(s) of its equity interest, or other renumeration, but it is not possible to predict the likelihood of that occurring or quantify the amount of any such benefit in advance.
The Trustees of the fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.
Non-U.S. Securities Transactions
To facilitate trade settlement and related activities in non-U.S. securities transactions, FIAM or its affiliates effect spot foreign currency transactions with foreign currency dealers or may engage a third party to do so. Due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions are effected on behalf of funds by parties other than FIAM or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.
Trade Allocation
Although the Trustees and officers of the fund are substantially the same as those of certain other Fidelity® funds, investment decisions for the fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.
When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by FIAM to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.
FIL Investment Advisors (FIA) and FIL Investment Advisors (UK) Limited (FIA(UK)).
The Selection of Securities Brokers and Dealers
FIA and FIA(UK) (together, for purposes of this section, "FIL") generally have authority to select broker-dealers to place or execute portfolio securities transactions for the fund. FIL has retained FIL Investments International ("FII"), FIL Investment Management (Hong Kong) Limited ("FIMHK"), FIL Investments (Japan) Limited ("FIJ"), FIL (Luxembourg) Limited ("FILUX"), and Fidelity Investments Canada ULC ("FIC"), affiliates of FIL, to make these selections. In selecting a broker-dealer for a specific transaction, FIL or its affiliates evaluate a variety of criteria and use their good faith judgment to obtain execution of portfolio transactions at prices that they believe are reasonable in relation to the benefits received.
When executing securities transactions on behalf of the fund, FIL or its affiliates will seek to obtain best execution. FIL and its relevant affiliates have in place policies and supporting procedures which are designed to help them obtain achieve this obligation. In selecting broker-dealers, including affiliates of FIL, to execute the fund's portfolio securities transactions, FIL or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to FIL's overall responsibilities with respect to the fund and its other client accounts, including any instructions from the fund's portfolio manager. Relevant factors may include the context of a particular trade, the nature of the order, the priorities associated with the order and the nature and conditions of the market in question. The diversity of markets, instruments and the kind of orders placed mean that relevant factors will be assessed differently depending upon the circumstances of execution.
In selecting the most appropriate venue or approved counterparty for a portfolio transaction, FIL or its affiliates generally consider a range of quantitative and qualitative factors, including, but not limited to, price, transaction costs, speed and certainty of execution, availability of liquidity, ease of connectivity, size and nature of the transaction, nature and characteristics of the other venues in which the security may be traded, nature of post-trade settlement, and custody and foreign exchange structures. FIL or its affiliates also consider other factors, as deemed relevant, such as the ability of the venue or counterparty to manage complex orders, the speed of execution, the financial condition of the counterparty, and the creditworthiness and the quality of any related clearing and settlement facilities.
In seeking best qualitative execution for portfolio transactions, FIL or its affiliates may select a broker using a trading method for which the broker may charge a higher commission than its lowest available commission rate. FIL or its affiliates also may select a broker that charges more than the lowest available commission rate available from another broker. FIL or its affiliates may execute an entire transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of FIL or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker.
The Acquisition of Brokerage and Research Products and Services
FIL or its affiliates may execute portfolio transactions with broker-dealers that provide brokerage or research products and services that assist FIL or its affiliates in fulfilling their investment management responsibilities in accordance with applicable law. These products and services may include, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal and political research reports or investment recommendations. In addition to receiving these products and services via written reports and computer-delivered services, they may also be provided by telephone and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. FIL or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement FIL's or its affiliates' own research activities in providing investment advice to the fund.
Brokerage and research products and services may also include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades). In addition, FIL or its affiliates may obtain from broker-dealers certain products or services that are not used exclusively in FIL's or its affiliates' investment decision-making process (mixed-use products or services).
For trades placed by FII, FIJ, FILUX, or FIMHK, no commissions on fund portfolio transactions are used by FIL or its affiliates to pay for brokerage or research products and services. All such products and services received from broker-dealers are paid for by FIL or its affiliates from their own resources (referred to as "hard dollars").
For trades placed by FIC, subject to the requirements of Section 28(e) of the Securities Exchange Act of 1934, brokers that execute transactions may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to FIC or its affiliates. In those circumstances where the products or services are mixed-use items, FIC will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and FIC or its affiliates will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources. FIC may use the fund's brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by FIC or its affiliates. In an effort to minimize the potential for conflicts of interest, the trading desks through which FIC may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide.
Affiliated Transactions
FIL or its affiliates may place trades with certain brokers, including National Financial Services LLC, through its Fidelity Capital Markets (FCM) division, with whom they or FMR are affiliated, provided FIL or the applicable affiliate determines that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Trustees of the fund and subject to other applicable law. In addition, FIL or its affiliates may place trades with brokers that use a clearing agent in whom FIL or its affiliates have a financial interest.
FIL or its affiliates may execute transactions between the fund and other mutual funds or other client accounts FIL manages or sub-advises, as well as with certain funds or client accounts managed by the fund's manager. All cross trade transactions may only be executed in accordance with applicable rules under the Investment Company Act and the procedures approved by the Trustees of the fund.
The Trustees of the fund have approved procedures whereby the fund may purchase securities that are offered in underwritings in which an affiliate of the adviser, sub-adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.
Trade Allocation
FIL or its relevant affiliates have established policies designed to ensure that trade allocations are fair and appropriate, taking into account the investment objectives of the relevant clients and other considerations. These policies apply to initial public and secondary offerings and secondary market trades.
For fixed income and equity trades, when, in FIL's or its affiliates' opinion, the supply/demand is insufficient under the circumstances to satisfy all outstanding trade orders, the amount executed generally is distributed among participating client accounts based on order size. For both fixed income and equity trades, trades are executed by traders based on orders or indications of interest for clients, which are established prior to or at the time of a transaction.
The trade allocation policies generally provide for minimum allocations. If a standard allocation would result in an account receiving a very small allocation (for example, because of its small asset size), depending upon the circumstances, the account may receive an increased allocation to achieve a more meaningful allocation or the account may receive no allocation. The policies also provide for the execution of short sales, provided that consideration is given to whether the short sale might have a material effect on other active orders on the trading desk.
The trading systems used by FIL and its applicable affiliates contain rules that allocate trades on an automated basis, in accordance with the trade allocation policies. Generally, any exceptions to the trade allocation policies (for example, a special allocation) must be approved by senior trading and compliance personnel and documented. The trade allocation policies identify certain circumstances under which it may be appropriate to deviate from the general allocation criteria, and describe the alternative procedures in those circumstances.
Geode.
The Selection of Brokers
In selecting brokers or dealers (including affiliates of Strategic Advisers) to execute the fund's portfolio transactions, Geode considers factors deemed relevant in the context of a particular trade and in regard to Geode's overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. The factors considered will influence whether it is appropriate to execute an order using ECNs, electronic channels including algorithmic trading, or by actively working an order. Other factors deemed relevant may include, but are not limited to: price; the size and type of the transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the firm; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable. In seeking best qualitative execution, Geode may select a broker using a trading method for which the broker may charge a higher commission than its lowest available commission rate. Geode also may select a broker that charges more than the lowest commission rate available from another broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant.
The Acquisition of Brokerage and Research Products and Services
Brokers (who are not affiliates of Strategic Advisers) that execute transactions for the fund may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to Geode.
Research Products and Services. These products and services may include, when permissible under applicable law: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. Geode may request that a broker provide a specific proprietary or third-party product or service. Some of these products and services supplement Geode's own research activities in providing investment advice to the fund.
Execution Services. In addition, products and services may include, when permissible under applicable law, those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).
Mixed-Use Products and Services. Geode may use commission dollars to obtain certain products or services that are not used exclusively in Geode's investment decision-making process (mixed-use products or services). In those circumstances, Geode will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").
Benefit to Geode. Geode's expenses would likely be increased if it attempted to generate these additional products and services through its own efforts, or if it paid for these products or services itself. Certain of the brokerage and research products and services Geode receives are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these products or services may not have an explicit cost associated with such product or service.
Geode's Decision-Making Process. Before causing the fund to pay a particular level of compensation, Geode will make a good faith determination that the compensation is reasonable in relation to the value of the brokerage and/or research products and services provided to Geode, viewed in terms of the particular transaction for the fund or Geode's overall responsibilities to the fund or other investment companies and investment accounts. While Geode may take into account the brokerage and/or research products and services provided by a broker in determining whether compensation paid is reasonable, neither Geode nor the fund incurs an obligation to any broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these products and services assist Geode in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts; however, each product or service received may not benefit the fund. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by Geode.
Affiliated Transactions
Geode may place trades with certain brokers, including NFS, through its Fidelity Capital Markets (FCM) division, and Luminex, with whom Strategic Advisers is under common control, provided it determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms.
The Trustees of the fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.
Trade Allocation
Although the Trustees and officers of the fund are substantially the same as those of certain other Fidelity ® funds, investment decisions for the fund are made independently from those of other Fidelity ® funds or investment accounts (including proprietary accounts).The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.
When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.
Orders for funds and investment accounts are not typically combined or "blocked". However, Geode may, when feasible and when consistent with the fair and equitable treatment of all funds and investment accounts and best execution, block orders of various funds and investment accounts for order entry and execution.
Geode has established allocation policies for its various funds and investment accounts to ensure allocations are appropriate given its clients' differing investment objectives and other considerations. When the supply/demand is insufficient to satisfy all outstanding trade orders, generally the amount executed is distributed among participating funds and investment accounts based on account asset size (for purchases and short sales), and security position size (for sales and covers), or otherwise according to the allocation policies. These policies also apply to initial public and secondary offerings. Generally, allocations are determined by traders, independent of portfolio managers, in accordance with these policies. Allocations are determined and documented on trade date.
Geode's trade allocation policies identify circumstances under which it is appropriate to deviate from the general allocation criteria and describe the alternative procedures. For example, if a standard allocation would result in a fund or investment account receiving a very small allocation (e.g., because of its small asset size), the fund or investment account may receive an increased allocation to achieve a more meaningful allocation, or it may receive no allocation. Generally, any exceptions to Geode's policies (i.e., special allocations) must be approved by senior investment or trading personnel, reviewed by the compliance department, and documented.
Commissions Paid
A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.
The following table shows the fund's portfolio turnover rate for the fiscal period(s) ended May 31, 2023 and 2022. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in Strategic Advisers' investment outlook.
Turnover Rates	2023	2022
Strategic Advisers® Fidelity® Emerging Markets Fund	43%	29%

The following table shows the total amount of brokerage commissions paid by the following fund(s), comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal year(s) ended May 31, 2023, 2022, and 2021. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.
Fund	Fiscal Year Ended	Dollar Amount	Percentage of Average Net Assets
Strategic Advisers® Fidelity® Emerging Markets Fund	2023	$5,948,124	0.07%
	2022	$6,282,458	0.07%
	2021	$4,551,706	0.09%

Brokerage commissions may vary significantly from year to year due to a variety of factors, including the types of investments selected by the sub-adviser(s), changes in transaction costs, and market conditions. During the fiscal year(s) ended May 31, 2023, 2022, and 2021, the following brokerage commissions were paid to affiliated brokers:
Fiscal Year End	Broker	Affiliated With	Transaction Initiated By	Commissions	Percentage of Aggregate Brokerage Commissions	Percentage of Aggregate Dollar Amount of Brokerage Transactions
2023	Fidelity Capital Markets	FMR LLC / Strategic Advisers	FIAM LLC	$4,201	0.07%	0.09%
2023	Luminex Trading & Analytics	FMR LLC / Strategic Advisers	FIAM LLC	$1,761	0.03%	0.04%
2023	FCM	FMR LLC / Strategic Advisers	Strategic Advisers LLC	$0	0.00%	0.00%
2023	Luminex	FMR LLC / Strategic Advisers	Strategic Advisers LLC	$0	0.00%	0.00%
2022	Fidelity Capital Markets	FMR LLC / Strategic Advisers	FIAM LLC	$7,216
2022	Luminex Trading & Analytics	FMR LLC / Strategic Advisers	FIAM LLC	$881
2022	FCM	FMR LLC / Strategic Advisers	Strategic Advisers LLC	$0
2022	Luminex	FMR LLC / Strategic Advisers	Strategic Advisers LLC	$0
2021	Fidelity Capital Markets	FMR LLC / Strategic Advisers	FIAM LLC	$15,546
2021	Luminex Trading & Analytics	FMR LLC / Strategic Advisers	FIAM LLC	$106
2021	FCM	FMR LLC / Strategic Advisers	Strategic Advisers LLC	$0
2021	Luminex	FMR LLC / Strategic Advisers	Strategic Advisers LLC	$0
The following table shows the dollar amount of brokerage commissions paid to firms that may have provided research or brokerage services and the approximate dollar amount of the transactions involved for the fiscal year ended May 31, 2023.
Fund	Fiscal Year Ended	$ Amount of Commissions Paid to Firms for Providing Research or Brokerage Services	$ Amount of Brokerage Transactions Involved
Strategic Advisers® Fidelity® Emerging Markets Fund	2023	$3,754,210	$2,818,626,306
VALUATION
The NAV is the value of a single share. NAV is computed by adding the value of a fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.
The Board of Trustees has designated the fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. The Committee may rely on information and recommendations provided by affiliates of Strategic Advisers in fulfilling its responsibilities, including the fair valuation of securities.
Shares of underlying funds (other than ETFs and closed-end funds) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. The Board of Trustees of each underlying Fidelity ® fund has designated the underlying fund's investment adviser as the valuation designee responsible for that fund's fair valuation function and performing fair value determinations as needed. References below to the Committee refer to the Fair Value Committee of the fund's adviser or an underlying Fidelity ® fund's adviser, as applicable.
Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying Fidelity ® non-money market fund, are valued as follows:
Most equity securities (including securities issued by ETFs and closed-end funds) are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.
Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.
Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.
Prices described above are obtained from pricing services that have been approved by the Committee. A number of pricing services are available and a fund may use more than one of these services. A fund may also discontinue the use of any pricing service at any time. Strategic Advisers through the Committee engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.
Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.
Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including, but not limited to, price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading. The frequency that portfolio securities or assets are fair valued cannot be predicted and may be significant.
Portfolio securities and assets held by an underlying Fidelity ® money market fund are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price a money market fund would receive if it sold the instrument.
At such intervals as they deem appropriate, the Trustees of an underlying Fidelity ® money market fund consider the extent to which NAV calculated using market valuations would deviate from the $1.00 per share calculated using amortized cost valuation. If the Trustees believe that a deviation from a money market fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.
In determining the fair value of a private placement security for which market quotations are not available, the Committee generally applies one or more valuation methods including the market approach, income approach and cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.
The fund's adviser reports to the Board information regarding the fair valuation process and related material matters.

BUYING AND SELLING INFORMATION
Shares of the fund are offered only to certain clients of Strategic Advisers or its affiliates that have granted Strategic Advisers discretionary investment authority. If you are not currently a client in a discretionary investment program offered by Strategic Advisers or its affiliates, please call 1-800-544-3455 for more information.
Investors participating in a discretionary investment program are charged an annual advisory fee based on a percentage of the average market value of assets in their account. The stated fee is then reduced by a credit reflecting the amount of fees, if any, received by Strategic Advisers LLC or its affiliates from mutual funds for investment management or certain other services.
The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if Strategic Advisers determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the NAV of a fund or class, as applicable. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.
The fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. The fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES
Dividends. Because the fund may invest significantly in foreign securities and/or in underlying funds that invest significantly in foreign securities, corporate shareholders should not expect fund dividends to qualify for the dividends-received deduction. However, a portion of the fund's dividends, when distributed to individual shareholders, may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met). Short-term capital gains are taxable at ordinary income tax rates. Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).
Capital Gain Distributions. Unless your shares of the fund are held in a tax-advantaged retirement plan, the fund's long-term capital gain distributions, including amounts attributable to an underlying fund's long-term capital gain distributions, are federally taxable to shareholders generally as capital gains.
The following table shows the fund's aggregate capital loss carryforward as of May 31, 2023, which is available to offset future capital gains. A fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.
Fund	Capital Loss Carryforward (CLC)
Strategic Advisers® Fidelity® Emerging Markets Fund	$888,853,856
Returns of Capital. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold in taxable accounts.
Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by the fund with respect to foreign securities held directly by the fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by the fund. As a general matter, if, at the close of its fiscal year, more than 50% of the fund's total assets is invested in securities of foreign issuers, the fund may elect to pass through eligible foreign taxes paid and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements with respect to fund shares, a credit on their individual tax returns. In addition, if at the close of each quarter of its fiscal year at least 50% of the fund's total assets is represented by interests in other regulated investment companies, the same rules will apply to any foreign tax credits that underlying funds pass through to the fund. Special rules may apply to the credit for individuals who receive dividends qualifying for the long-term capital gains tax rate.
Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.
Fund of Funds. Because the fund is expected to invest in underlying funds in a fund of funds structure, the fund's realized losses on sales of shares of an underlying fund may be indefinitely or permanently deferred as "wash sales." Distributions of short-term capital gains by an underlying fund will be recognized as ordinary income by the upper-tier fund and would not be offset by the upper-tier fund's capital loss carryforwards, if any. Capital loss carryforwards of an underlying fund, if any, would not offset net capital gains of the upper-tier fund or of any other underlying fund.
Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity ® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 14 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Kathleen Murphy is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity®; funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.
The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund  are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Charles S. Morrison (1960)
Year of Election or Appointment: 2020
Trustee
Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.
Kathleen Murphy (1963)
Year of Election or Appointment: 2022
Trustee
Chair of the Board of Trustees
Ms. Murphy also serves as Trustee of other funds. Ms. Murphy serves as a Senior Adviser to the Chief Executive Officer of Fidelity Investments (2022-present), member of the Board of Directors of Snyk Technologies (cybersecurity technology, 2022-present), member of the Advisory Board of FliptRX (pharmacy benefits manager, 2022-present), member of the Board of Directors of Fidelity Investments Life Insurance Company (2009-present)), and member of the Board of Directors of Empire Fidelity Investments Life Insurance Company (2009-present). Previously, Ms. Murphy served as President of Personal Investing at Fidelity Investments (2009-2021), Chief Executive Officer of ING U.S. Wealth Management (2003-2008), and Deputy General Counsel, General Counsel and Chief Compliance Officer (1997-2003) of Aetna. Ms. Murphy also serves as Vice Chairman of the Board of Directors of the National Football Foundation (2013-present).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006
Trustee
Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is an independent Director of BLPF GP LLC (general partner of a private fund, 2006-present) and BlackRock US Core Property Fund, Inc. (real estate investment trust, 2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then, Aldrich, Eastman and Waltch, L.P.). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research and the Board of Trustees of the Museum of Fine Arts Boston.
Mary C. Farrell (1949)
Year of Election or Appointment: 2013
Trustee
Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and Director (2006-present) and Chair (2021-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005) and President (2009-2021) of the Howard Gilman Foundation (charitable organization). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.
Karen Kaplan (1960)
Year of Election or Appointment: 2006
Trustee
Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chair (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Executive Committee and past Chair of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women's Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2017-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), Secretary of the Ad Council, Inc. (2022-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of The Michaels Companies, Inc. (specialty retailer, 2015-2021), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women's accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).
Christine Marcks (1955)
Year of Election or Appointment: 2020
Trustee
Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President - Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity ® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption University (2019-present).
Heidi L. Steiger (1953)
Year of Election or Appointment: 2017
Trustee
Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and Chair of the Board of Directors and Chair of the Compensation Committee of Live Current Media, Inc. (2022-present). Previously, Ms. Steiger served as a member of the Board of Directors (2013-2021) and member of the Membership and Executive Committee (2017-2021) of Business Executives for National Security (nonprofit), a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009
Member of the Advisory Board
Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum's Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Assistant Secretary
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
James D. Gryglewicz (1972)
Year of Election or Appointment: 2015
Chief Compliance Officer
Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Christina H. Lee (1975)
Year of Election or Appointment: 2020
Secretary and Chief Legal Officer
Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).
Chris Maher (1972)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2020
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Standing Committees of the Trustees. The Board of Trustees has established two committees to supplement the work of the Board as a whole. The members of each committee are Independent Trustees.
The Audit and Compliance Committee is composed of all of the Independent Trustees, with Ms. Steiger currently serving as Chair. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. The committee determines whether at least one member of the committee is an "audit committee financial expert" as defined in rules promulgated by the SEC under the Sarbanes-Oxley Act of 2002. The committee normally meets in conjunction with in person meetings of the Board of Trustees, or more frequently as called by the Chair or a majority of committee members. The committee meets separately periodically with the fund's Treasurer, the fund's Chief Financial Officer, the fund's CCO, personnel responsible for the internal audit function of FMR LLC, and the fund's outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the fund for the purpose of preparing or issuing an audit report or related work. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the fund and the fund's service providers, (ii) the financial reporting processes of the fund , (iii) the independence, objectivity and qualification of the auditors to the fund, (iv) the annual audits of the fund's financial statements, and (v) the accounting policies and disclosures of the fund. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations (auditor independence regulations) of the SEC. It is responsible for approving all audit engagement fees and terms for the fund and for resolving disagreements between the fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the fund report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the fund and any service providers consistent with Public Company Accounting Oversight Board (PCAOB) Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence. The committee will discuss with the outside auditors any such disclosed relationships and their impact on the auditor's independence and objectivity. The committee will receive reports of compliance with provisions of the auditor independence regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the fund's service providers' internal controls and reviews with management, internal audit personnel of FMR LLC, and outside auditors the adequacy and effectiveness of the fund's and service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the fund's ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the fund's or service provider's internal controls over financial reporting. The committee will review with counsel any legal matters that may have a material impact on the fund's financial statements and any material reports or inquiries received from regulators or governmental agencies. The committee reviews at least annually a report from the outside auditor describing (i) any material issues raised by the most recent internal quality control review, peer review, or PCAOB examination of the auditing firm and (ii) any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm since the most recent report and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the fund's financial reporting process from the fund's Treasurer and outside auditors and will receive reports from any outside auditor relating to (i) critical accounting policies and practices used by the fund, (ii) alternative accounting treatments that the auditor has discussed with Strategic Advisers, and (iii) other material written communications between the auditor and Strategic Advisers (as determined by the auditor). The committee will discuss with Strategic Advisers, the fund's Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the fund. The committee will review with Strategic Advisers, the fund's Treasurer, outside auditors, and internal audit personnel of FMR LLC (to the extent relevant) the results of audits of the fund's financial statements. The committee will discuss regularly and oversee the review of the fund's major internal controls exposures, the steps that have been taken to monitor and control such exposures, and any risk management programs relating to the fund. The committee also oversees the administration and operation of the compliance policies and procedures of the fund and fund's service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee of the Board of Trustees or reserved to the Board itself. The committee has responsibility for recommending to the Board the designation of a CCO of the fund. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO and, if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports on significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the fund's compliance policies as required by Rule 38a-1 and quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws.
The Governance and Nominating Committee is composed of all of the Independent Trustees, with Ms. Farrell currently serving as Chair. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the Statement of Policy Relating to Personal Investing by the Independent Trustees and Independent Advisory Board Members. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the fund's or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the fund's expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the fund, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation.
During the fiscal year ended May 31, 2023, each committee held the number of meetings shown in the table below:
COMMITTEE	NUMBER OF MEETINGS HELD
Audit and Compliance Committee	5
Governance and Nominating Committee	4

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2022.
Interested Trustees
DOLLAR RANGE OF FUND SHARES	Charles S Morrison	Kathleen Murphy
Strategic Advisers® Fidelity® Emerging Markets Fund	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000

Independent Trustees
DOLLAR RANGE OF FUND SHARES	Peter C Aldrich	Mary C Farrell	Karen Kaplan	Christine Marcks
Strategic Advisers® Fidelity® Emerging Markets Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	none	over $100,000	none

DOLLAR RANGE OF FUND SHARES	Heidi L Steiger
Strategic Advisers® Fidelity® Emerging Markets Fund	$1-$10,000
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended May 31, 2023, or calendar year ended December 31, 2022, as applicable.
Compensation Table (A)
AGGREGATE COMPENSATION FROM A FUND	Peter C Aldrich	Mary C Farrell	Karen Kaplan	Christine Marcks
Strategic Advisers® Fidelity® Emerging Markets Fund	$8,311	$9,558	$8,311	$8,311
TOTAL COMPENSATION FROM THE FUND COMPLEX (B)	$297,500	$342,500	$297,500	$297,500

AGGREGATE COMPENSATION FROM A FUND	Heidi L Steiger
Strategic Advisers® Fidelity® Emerging Markets Fund	$9,696
TOTAL COMPENSATION FROM THE FUND COMPLEX (B)	$347,500

(A) Charles S. Morrison, Kathleen Murphy, and Howard E. Cox, Jr. are interested persons and are compensated by Strategic Advisers or an affiliate (including FMR).

(B) Reflects compensation received for the calendar year ended December 31, 2022, for 14 funds of one trust. Compensation figures include cash and may include amounts elected to be deferred.

As of May 31, 2023, the Trustees, Members of the Advisory Board (if any), and officers of the fund owned, in the aggregate, less than 1% of each class's total outstanding shares, with respect to the fund.

CONTROL OF INVESTMENT ADVISERS
FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of Strategic Advisers, FIAM, FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.
At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.
FIAM is a registered investment adviser. FMR LLC is the ultimate parent company of FIAM. Information regarding the ownership of FMR LLC is disclosed above.
FIL Limited, a Bermuda company formed in 1968, is the ultimate parent company of FIA and FIA(UK). Abigail P. Johnson, other Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL Limited. At present, the primary business activities of FIL Limited and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.
Geode, a registered investment adviser, is a subsidiary of Geode Capital Holdings LLC. Geode was founded in January 2001 to develop and manage quantitative investment strategies and to provide advisory and sub-advisory services.
Strategic Advisers, the sub-adviser(s), the sub-subadviser(s) (if any), (the Investment Advisers), Fidelity Distributors Company LLC (FDC), and the fund have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the fund, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including the Investment Advisers' investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.
MANAGEMENT CONTRACT
The fund has entered into a management contract with Strategic Advisers, pursuant to which Strategic Advisers furnishes investment advisory and other services.
The fund's initial shareholder approved a proposal permitting Strategic Advisers to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements, subject to conditions of an exemptive order that has been granted by the SEC (Exemptive Order). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. Subject to oversight by the Board of Trustees, Strategic Advisers has the ultimate responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.
Strategic Advisers has retained FIAM LLC, FIL Investment Advisors, and Geode Capital Management, LLC to serve as sub-advisers for the fund.
FIAM, in turn, has retained FMR UK, FMR H.K., and FMR Japan to serve as sub-subadvisers for the fund.
FIA, in turn, has retained FIA(UK) to serve as a sub-subadviser for the fund.
The sub-advisers do not sponsor the fund.
It is not possible to predict the extent to which the fund's assets will be invested by a particular sub-adviser at any given time and one or more sub-advisers may not be managing any assets for the fund at any given time.
Management and Sub-Advisory Services. Under the terms of its management contract with the fund, Strategic Advisers acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. Strategic Advisers is authorized, in its discretion, to allocate the fund's assets pursuant to its investment strategy. Strategic Advisers or its affiliates provide the fund with all necessary office facilities and personnel for servicing the fund's investments, compensate all officers of the fund and all Trustees who are interested persons of the trust or of Strategic Advisers, and compensate all personnel of the fund or Strategic Advisers performing services relating to research, statistical and investment activities.
In addition, Strategic Advisers or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.
Under its respective sub-advisory agreement, and subject to the supervision of the Board of Trustees, each sub-adviser directs the investment of its allocated portion of the fund's assets in accordance with the fund's investment objective, policies and limitations.
Management-Related Expenses. In addition to the management fee payable to Strategic Advisers, the fund pays all of its expenses that are not assumed by Strategic Advisers or its affiliates. Under the terms of separate agreements between Strategic Advisers and the fund's transfer agent and service agent, Strategic Advisers or an affiliate is responsible for the payment of any fees associated with the transfer agent and service agent agreements. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, fees and expenses associated with the fund's securities lending program, if applicable, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
Management Fee.
For the services of Strategic Advisers under the management contract, the fund pays Strategic Advisers a monthly management fee calculated by adding the annual rate of 0.25% of the fund's average daily net assets throughout the month plus the total fees payable monthly to the fund's sub-advisers, if any, pursuant to the applicable investment sub-advisory agreement(s); provided, however, that the fund's maximum aggregate annual management fee will not exceed 1.20% of the fund's average daily net assets.
In addition, Strategic Advisers has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the average daily net assets of the fund until September 30, 2025. The fee waiver will increase returns.
The following table shows the amount of management fees paid by the fund to Strategic Advisers for the fiscal year(s) ended May 31, 2023, 2022, and 2021. In addition, the table shows the amount of waivers reducing management fees.
Fund(s)	Fiscal Years Ended	Amount of Waivers Reducing Management Fees	Management Fees Paid to Investment Adviser	Management Fees Paid as a % of Average Net Assets of the Fund
Strategic Advisers® Fidelity® Emerging Markets Fund	2023	$21,272,444	$17,562,871	0.21%
	2022	$22,019,032	$20,097,711	0.23%
	2021	$13,153,665	$12,181,581	0.23%
Strategic Advisers may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. Strategic Advisers retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements will increase returns, and repayment of the reimbursement will decrease returns.
Sub-Adviser - FIAM. The fund and Strategic Advisers have entered into a sub-advisory agreement with FIAM pursuant to which FIAM may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays FIAM fees based on the net assets of the portion of the fund managed by FIAM pursuant to a separately negotiated investment mandate (a "Strategy"). The fees are calculated using the effective rate applicable to Aggregated Assets managed by FIAM under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by FIAM pursuant to that Strategy.
The following fee rate schedules apply to the mandates below.
Concentrated Emerging Markets : 0.45% on all assets.
Select Emerging Markets Equity : 0.30% on all assets.
On behalf of the fund, FIAM, in turn, has entered into sub-subadvisory agreement(s) with FMR UK, FMR H.K., and FMR Japan. Pursuant to the sub-subadvisory agreement, FIAM may receive from the sub-subadviser investment research and advice on issuers outside the United States (non-discretionary services) and FIAM may grant the sub-subadviser investment management authority and the authority to buy and sell securities if FIAM believes it would be beneficial to the fund (discretionary services). FIAM, not the fund, pays the sub-subadviser(s).
Sub-Adviser - FIA. The fund and Strategic Advisers have entered into a sub-advisory agreement with FIA pursuant to which FIA may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays FIA fees based on the net assets of the portion of the fund managed by FIA pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by FIA under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by FIA pursuant to that Strategy.
The following fee rate schedules apply to the mandates below.
Global Emerging Markets : 0.55% of the first $100 million in assets; 0.52% on the next $200 million in assets; 0.50% on the next $200 million in assets; and 0.40% on any amount in excess of $500 million in assets.
Greater China : 0.55% of the first $100 million in assets; 0.52% on the next $200 million in assets; 0.50% on the next $200 million in assets; and 0.40% on any amount in excess of $500 million in assets.
FIA has agreed to provide a voluntary fee reduction in an amount equal to 10% of the fees payable for the Strategy with the lowest fees in dollars as determined monthly, provided that FIA manages at least two distinct funded Strategies for Strategic Advisers ® Emerging Markets Fund and/or Strategic Advisers ® Fidelity ® Emerging Markets Fund in the aggregate. The discount will be allocated to each funded Strategy based on fees payable to FIA. The voluntary arrangement may be discontinued at any time upon 30 days' written notice to Strategic Advisers.
On behalf of the fund, FIA, in turn, has entered into a sub-subadvisory agreement with FIA(UK). Pursuant to the sub-subadvisory agreement, FIA may receive from the sub-subadviser investment research and advice on issuers outside the United States (non-discretionary services) and FIA may grant the sub-subadviser investment management authority and the authority to buy and sell securities if FIA believes it would be beneficial to the fund (discretionary services). FIA, not the fund, pays FIA(UK).
Sub-Adviser - Geode. The fund and Strategic Advisers have entered into a sub-advisory agreement with Geode pursuant to which Geode may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays Geode fees based on the net assets of the portion of the fund managed by Geode pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by Geode under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by Geode pursuant to that Strategy.
The following fee rate schedule applies to the mandate below.
Emerging Markets Put Spread : 0.275% on the first $500 million in assets and 0.225% thereafter, subject to a $100,000 annual minimum fee when mandate is funded.
The following table shows the amount of sub-advisory fees paid by Strategic Advisers, on behalf of the fund, to FIAM for the fiscal year(s) ended May 31, 2023, 2022, and 2021.
Fund	Fiscal Years Ended	Sub-Advisory Fees Paid to FIAM	Sub-Advisory Fees Paid to FIAM as a % of Average Net Assets of the Fund
Strategic Advisers® Fidelity® Emerging Markets Fund	2023	$12,148,320	0.14%
	2022	$13,941,326	0.16%
	2021	$8,308,535	0.16%
The following table shows the amount of sub-advisory fees paid by Strategic Advisers, on behalf of the fund, to FIA for the fiscal year(s) ended May 31, 2023, 2022, and 2021.
Fund	Fiscal Years Ended	Sub-Advisory Fees Paid to FIA	Sub-Advisory Fees Paid to FIA as a % of Average Net Assets of the Fund
Strategic Advisers® Fidelity® Emerging Markets Fund	2023	$5,406,421	0.06%
	2022	$6,158,587	0.07%
	2021	$3,713,869	0.07%
No sub-advisory fees were paid by Strategic Advisers, on behalf of the fund, to Geode for the fiscal years ended May 31, 2023, 2022, and 2021.
Expense estimates, which are accrued in the period to which they relate and adjusted when actual amounts are known, will cause differences between the amount of the management fees paid by the fund to Strategic Advisers and the aggregate amount of the sub-advisory fees paid by Strategic Advisers, on behalf of the fund, to the sub-adviser(s).
Wilfred Chilangwa and Antonio Martinez are employees of Strategic Advisers, a subsidiary of FMR LLC and an affiliate of FMR. Strategic Advisers is the adviser to the fund.
Mr. Chilangwa and Mr. Martinez are Co-Portfolio Managers of the fund and each receives compensation for those services. As of May 31, 2023, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager's compensation may be deferred based on criteria established by Strategic Advisers or at the election of the portfolio manager.
Mr. Chilangwa's base salary is determined by level of responsibility and tenure at Strategic Advisers or its affiliates. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and a defined peer group assigned to each fund or account, and (ii) the investment performance of a broad range of Strategic Advisers® funds and accounts, including the fund. Accounts may include model portfolios designed for asset allocation, retirement planning, or tax-sensitive goals. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s), and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and peer group. A smaller subjective component of the bonus is based on the portfolio manager's overall contribution to management of Strategic Advisers. The portion of the portfolio manager's bonus that is linked to the investment performance of the portfolio manager's fund is based on the fund's pre-tax investment performance measured against the MSCI Emerging Markets Index (Net MA Tax), and the pre-tax investment performance of the fund measured against the Morningstar® Diversified Emerging Markets Category. The portfolio manager may be compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, Strategic Advisers' parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.
Mr. Martinez's base salary is determined by level of responsibility and tenure at Strategic Advisers or its affiliates. The portfolio manager's bonus is based on several components. The components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and a defined peer group assigned to each fund or account, and (ii) the investment performance of a broad range of Strategic Advisers® funds and accounts, including the fund. Accounts may include model portfolios designed for asset allocation, retirement planning, or tax-sensitive goals. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s), and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and peer group. A subjective component of the bonus is based on the portfolio manager's overall contribution to management of Strategic Advisers. The portion of the portfolio manager's bonus that is linked to the investment performance of the fund is based on the fund's pre-tax investment performance measured against the MSCI Emerging Markets Index (Net MA Tax), and the pre-tax investment performance of the fund measured against the Morningstar® Diversified Emerging Markets Category. The portfolio manager may be compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, Strategic Advisers' parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.
A portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by Strategic Advisers or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.
The following table provides information relating to other accounts managed by Wilfred Chilangwa as of May 31, 2023:
	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts**
Number of Accounts Managed	4	none	41
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$51,634	none	$52,113
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Strategic Advisers ® Fidelity ® Emerging Markets Fund ($8,380 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
** Includes assets invested in registered investment companies managed by the portfolio manager.
As of May 31, 2023, the dollar range of shares of Strategic Advisers ® Fidelity ® Emerging Markets Fund beneficially owned by Mr. Chilangwa was none.

The following table provides information relating to other accounts managed by Antonio Martinez as of May 31, 2023:
	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts**
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$8,380	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Strategic Advisers ® Fidelity ® Emerging Markets Fund ($8,380 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
** Includes assets invested in registered investment companies managed by the portfolio manager.
As of May 31, 2023, the dollar range of shares of Strategic Advisers ® Fidelity ® Emerging Markets Fund beneficially owned by Mr. Martinez was none.

PROXY VOTING GUIDELINES

Proxy Voting - Strategic Advisers.
On behalf of the fund, the Board of Trustees of the trust has delegated proxy voting authority to Strategic Advisers. Strategic Advisers has established the following Proxy Voting Guidelines.
I. General Principles
A. Strategic Advisers generally intends to vote shares of underlying funds held by a fund using echo voting procedures (that is, in the same proportion as the holders of all other shares of the particular underlying fund).
B. Any proposals not covered by paragraph A above or other special circumstances will be voted pursuant to the Proxy Voting Guidelines included as Attachment A.
Attachment A
I. Introduction
These guidelines are intended to help Fidelity's customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 75 years. Our core principles sit at the heart of our voting philosophy; putting our customers' and fund shareholders' long-term interests first and investing in companies that share our approach to creating value over the long-term guides everything we do. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.
In evaluating proxies, Fidelity considers factors that are financially material to individual companies and investing funds' investment objectives and strategies in support of maximizing long-term shareholder value. This includes considering the company's approach to financial and operational, human, and natural capital and the impact of that approach on the potential future value of the business.
Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.
II. Board of Directors and Corporate Governance
Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders' rights. The following general guidelines are intended to reflect these proxy voting principles.
A. Election of Directors
Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.
Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:
1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.
2. There are no women on the board or if a board of ten or more members has fewer than two women directors.
3. There are no racially or ethnically diverse directors.
4. The director is a public company CEO who sits on more than two unaffiliated public company boards.
5. The director, other than a CEO, sits on more than five unaffiliated public company boards.
Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:
1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.
2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.
3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.
B. Contested Director Elections
On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds' assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:
1. Management's track record and strategic plan for enhancing shareholder value;
2. The long-term performance of the company compared to its industry peers; and
3. The qualifications of the shareholder's and management's nominees.
Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.
C. Cumulative Voting Rights
Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.
D. Classified Boards
A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board's adoption of a classified board structure and support declassification of existing boards.
E. Independent Chairperson
In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.
F. Majority Voting in Director Elections
In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company's board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.
G. Proxy Access
Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company's proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company's shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.
H. Indemnification of Directors and Officers
In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).
III. Compensation
Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.
A. Equity Compensation Plans
Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:
1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate ("burn rate") considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.
2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.
3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.
As to stock option plans, considerations include the following:
1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.
2. Re-pricing: An "out-of-the-money" (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.
Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:
1. Whether the proposal excludes senior management and directors;
2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;
3. The company's relative performance compared to other companies within the relevant industry or industries;
4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and
5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.
B. Employee Stock Purchase Plans
These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing "best practices" in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.
IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote
Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:
- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;
- The alignment of executive compensation and company performance relative to peers; and
- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.
When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.
A. Compensation Committee
Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.
Fidelity will oppose the election of directors on the compensation committee if:
1.The compensation appears misaligned with shareholder interests or is otherwise problematic and results in concerns with:
a)The alignment of executive compensation and company performance relative to peers; and
b)The structure of the compensation program, including factors outlined above under the section entitled Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote.
2. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.
3. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:
a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or
b) Adopted or extended a golden parachute.
B. Executive Severance Agreements
Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as "golden parachutes." Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
V. Environmental and Social Issues
Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate consideration of human and natural capital issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund's investment objective and strategies.
Fidelity generally considers management's recommendation and current practice when voting on shareholder proposals concerning human and natural capital issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Fidelity evaluates shareholder proposals concerning natural and human capital topics. To engage and vote more effectively on the growing number of submitted proposals on these topics, we developed a four-point decision-making framework. In general, Fidelity will more likely support proposals that:
•Address a topic that our research has identified as financially material;
•Provide disclosure of new or additional information to investors, improving transparency;
•Provide value to the business or investors by improving the landscape of investment-decision relevant information or contributing to our understanding of a company's processes and governance of the topic in question; and
•Are realistic or practical for the company to comply with.
VI. Anti-Takeover Provisions and Shareholders Rights Plans
Fidelity generally will oppose a proposal to adopt an anti-takeover provision.
Anti-takeover provisions include:
- classified boards;
- "blank check" preferred stock (whose terms and conditions may be expressly determined by the company's board, for example, with differential voting rights);
- golden parachutes;
- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);
- poison pills;
- restricting the right to call special meetings;
- provisions restricting the right of shareholders to set board size; and
- any other provision that eliminates or limits shareholder rights.
A. Shareholders Rights Plans ("poison pills")
Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.
Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:
1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;
2. Is integral to a business strategy that is expected to result in greater value for the shareholders;
3. Requires shareholder approval to be reinstated upon expiration or if amended;
4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and
5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.
Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.
B. Shareholder Ability to Call a Special Meeting
Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.
C. Shareholder Ability to Act by Written Consent
Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.
D. Supermajority Shareholder Vote Requirement
Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.
VII. Anti-Takeover Provisions and Director Elections
Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.
Fidelity will consider supporting the election of directors with respect to poison pills if:
- All of the poison pill's features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.
- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.
- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.
VIII. Capital Structure and Incorporation
These guidelines are designed to protect shareholders' value in the companies in which the Fidelity funds invest. To the extent a company's management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.
A. Increases in Common Stock
Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.
In the case of real estate investment trusts (REITs), however, Fidelity will oppose a provision to increase the REIT's authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.
B. Multi-Class Share Structures
Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.
C. Incorporation or Reincorporation in another State or Country
Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.
IX. Shares of Fidelity Funds or other non-Fidelity Funds
When a Fidelity fund invests in an underlying Fidelity fund with public shareholders or a non-Fidelity investment company or business development company, Fidelity will generally vote in the same proportion as all other voting shareholders of the underlying fund (this is known as "echo voting"). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals, except where not permitted under applicable laws and regulations.
X. Foreign Markets
Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.
In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.
XI. Securities on Loan
Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.
XII. Avoiding Conflicts of Interest
Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.
Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.
XIII. Conclusion
Since its founding more than 75 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.
Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.
Glossary
  Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.
                    - For a large-capitalization company, burn rate higher than 1.5%.
                    - For a small-capitalization company, burn rate higher than 2.5%.
             - For a micro-capitalization company, burn rate higher than 3.5%.
  Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
  Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.
  Micro-capitalization company means a company with market capitalization under US $300 million.
  Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.
  Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.
Sub-Adviser(s):
Proxy voting policies and procedures are used by a sub-adviser to determine how to vote proxies relating to the securities held by its allocated portion of the fund's assets. The proxy voting policies and procedures used by a sub-adviser are described below.

  Proxy Voting - FIAM
I. Introduction
These guidelines are intended to help Fidelity's customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 75 years. Our core principles sit at the heart of our voting philosophy; putting our customers' and fund shareholders' long-term interests first and investing in companies that share our approach to creating value over the long-term guides everything we do. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.
In evaluating proxies, Fidelity considers factors that are financially material to individual companies and investing funds' investment objectives and strategies in support of maximizing long-term shareholder value. This includes considering the company's approach to financial and operational, human, and natural capital and the impact of that approach on the potential future value of the business.
Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.
II. Board of Directors and Corporate Governance
Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders' rights. The following general guidelines are intended to reflect these proxy voting principles.
A. Election of Directors
Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.
Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:
1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.
2. There are no women on the board or if a board of ten or more members has fewer than two women directors.
3. There are no racially or ethnically diverse directors.
4. The director is a public company CEO who sits on more than two unaffiliated public company boards.
5. The director, other than a CEO, sits on more than five unaffiliated public company boards.
Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:
1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.
2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.
3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.
B. Contested Director Elections
On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds' assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:
1. Management's track record and strategic plan for enhancing shareholder value;
2. The long-term performance of the company compared to its industry peers; and
3. The qualifications of the shareholder's and management's nominees.
Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.
C. Cumulative Voting Rights
Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.
D. Classified Boards
A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board's adoption of a classified board structure and support declassification of existing boards.
E. Independent Chairperson
In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.
F. Majority Voting in Director Elections
In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company's board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.
G. Proxy Access
Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company's proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company's shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.
H. Indemnification of Directors and Officers
In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).
III. Compensation
Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.
A. Equity Compensation Plans
Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:
1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate ("burn rate") considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.
2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.
3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.
As to stock option plans, considerations include the following:
1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.
2. Re-pricing: An "out-of-the-money" (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.
Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:
1. Whether the proposal excludes senior management and directors;
2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;
3. The company's relative performance compared to other companies within the relevant industry or industries;
4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and
5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.
B. Employee Stock Purchase Plans
These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing "best practices" in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.
IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote
Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:
- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;
- The alignment of executive compensation and company performance relative to peers; and
- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.
When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.
A. Compensation Committee
Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.
Fidelity will oppose the election of directors on the compensation committee if:
1.The compensation appears misaligned with shareholder interests or is otherwise problematic and results in concerns with:
a)The alignment of executive compensation and company performance relative to peers; and
b)The structure of the compensation program, including factors outlined above under the section entitled Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote.
2. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.
3. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:
a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or
b) Adopted or extended a golden parachute.
B. Executive Severance Agreements
Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as "golden parachutes." Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
V. Environmental and Social Issues
Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate consideration of human and natural capital issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund's investment objective and strategies.
Fidelity generally considers management's recommendation and current practice when voting on shareholder proposals concerning human and natural capital issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Fidelity evaluates shareholder proposals concerning natural and human capital topics. To engage and vote more effectively on the growing number of submitted proposals on these topics, we developed a four-point decision-making framework. In general, Fidelity will more likely support proposals that:
•Address a topic that our research has identified as financially material;
•Provide disclosure of new or additional information to investors, improving transparency;
•Provide value to the business or investors by improving the landscape of investment-decision relevant information or contributing to our understanding of a company's processes and governance of the topic in question; and
•Are realistic or practical for the company to comply with.
VI. Anti-Takeover Provisions and Shareholders Rights Plans
Fidelity generally will oppose a proposal to adopt an anti-takeover provision.
Anti-takeover provisions include:
- classified boards;
- "blank check" preferred stock (whose terms and conditions may be expressly determined by the company's board, for example, with differential voting rights);
- golden parachutes;
- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);
- poison pills;
- restricting the right to call special meetings;
- provisions restricting the right of shareholders to set board size; and
- any other provision that eliminates or limits shareholder rights.
A. Shareholders Rights Plans ("poison pills")
Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.
Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:
1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;
2. Is integral to a business strategy that is expected to result in greater value for the shareholders;
3. Requires shareholder approval to be reinstated upon expiration or if amended;
4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and
5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.
Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.
B. Shareholder Ability to Call a Special Meeting
Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.
C. Shareholder Ability to Act by Written Consent
Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.
D. Supermajority Shareholder Vote Requirement
Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.
VII. Anti-Takeover Provisions and Director Elections
Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.
Fidelity will consider supporting the election of directors with respect to poison pills if:
- All of the poison pill's features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.
- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.
- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.
VIII. Capital Structure and Incorporation
These guidelines are designed to protect shareholders' value in the companies in which the Fidelity funds invest. To the extent a company's management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.
A. Increases in Common Stock
Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.
In the case of REITs, however, Fidelity will oppose a provision to increase the REIT's authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.
B. Multi-Class Share Structures
Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.
C. Incorporation or Reincorporation in another State or Country
Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.
IX. Shares of Fidelity Funds or other non-Fidelity Funds
When a Fidelity fund invests in an underlying Fidelity fund with public shareholders or a non-Fidelity investment company or business development company, Fidelity will generally vote in the same proportion as all other voting shareholders of the underlying fund (this is known as "echo voting"). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals, except where not permitted under applicable laws and regulations.
X. Foreign Markets
Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.
In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.
XI. Securities on Loan
Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.
XII. Avoiding Conflicts of Interest
Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.
Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.
XIII. Conclusion
Since its founding more than 75 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.
Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.
Glossary
  Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.
                    - For a large-capitalization company, burn rate higher than 1.5%.
                    - For a small-capitalization company, burn rate higher than 2.5%.
             - For a micro-capitalization company, burn rate higher than 3.5%.
  Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
  Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.
  Micro-capitalization company means a company with market capitalization under US $300 million.
  Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.
  Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

Fidelity International's Proxy Voting Guidelines.
1 General principles and application
1.1 Voting authority and decision-making
1.1.1 Voting execution and oversight: The Sustainable Investing Team of Fidelity International ("Fidelity") is responsible for the execution of voting, the oversight, decision-making and application of Fidelity's policies on voting.
1.1.2 Non-routine investment proposals and special circumstances: Where necessary, non-routine investment proposals or other special circumstances are evaluated, in conjunction with the Sustainable Investing Team, by the appropriate Fidelity investment research analysts or portfolio managers.
1.1.3 SIOC authority: All votes are subject to the authority of the Global Head of Stewardship and Sustainable Investing and the Sustainable Investing Operating Committee (SIOC).
1.2 Voting approach
1.2.1 Voting coverage: We seek to vote all equity securities where possible. In certain special situations, we may determine not to submit a vote where the costs outweigh the associated benefits. Fixed income managers are consulted on voting matters related to bondholder meetings.
1.2.2 Routine proposals: Except as set forth in these guidelines, we will usually vote in favour of the recommendations set out by company management and routine proposals.
1.2.3 Abstentions: We will vote to abstain on proposals if doing so is deemed to be in the best interests of investors or in some cases where the necessary information has not been provided. In certain limited circumstances, we may also vote to abstain in order to send a cautionary message to a company.
1.2.4 Voting policy application: We make voting decisions on a case-by-case basis and take account of the specific company, sector considerations, prevailing local market standards and best practice, and our voting principles and guidelines. The application of our approach will also vary regionally based on factors including relevant agenda items, current expectations and phased implementation of policies. Where voting differently to our general approach is in the best interests of our clients, we will address these instances on a case- by-case basis. We seek to ensure that our approach to voting is aligned to our principles and in the best interests of our clients. Our voting application will also take into account our engagement strategy, focus areas and current prioritisation criteria.
1.2.5 Issues not covered by principles or guidelines: We will assess where necessary on a case-by-case basis items or issues not clearly covered by our voting principles or guidelines.
1.2.6 Voting application to agenda items: We will generally vote against items that directly correlate to any concern we have. Where there is no corresponding agenda item, we may vote against other proposals to signal our view and in more severe situations may vote against all agenda items to express our dissatisfaction.
1.2.7 Engagement: We assess the merits of each proposal using company disclosure and internal as well as external research. When deemed necessary, we engage with companies to seek a better understanding of the proposal in order to make a more informed voting decision. We will also endeavour to engage with relevant stakeholders if needed to achieve a comprehensive and fair view of the item under review.
1.3 Voting integration with sustainable investing factors
1.3.1 Sustainability-related proposals: We evaluate proposals that relate to sustainability issues on a case-by-case basis, guided by our sustainable investing policy, our investment approach and policies, and widely accepted sustainable principles and frameworks such as the UN Sustainable Development Goals (SDGs). We also reference standards from organisations including the Sustainability Accounting Standards Board (SASB), the Global Reporting Initiative (GRI), and the CDP (formerly the Carbon Disclosure Project).
1.3.2 Escalation of ESG concerns to voting: We seek to integrate voting as a tool to signal our concerns, and promote positive change, in relation to ESG issues that have been identified and discussed with the company but have seen no sign of improvement over a prolonged period. We will consider voting against the re- election of the chair or directors that are considered most accountable in this case.
1.4 Conflicts of interest
1.4.1 Conflicts of interest: In instances where there may be a conflict, we will either vote in accordance with the recommendation of our principal third-party research provider or, if no recommendation is available, we will either not vote or abstain in accordance with local regulations.
1.4.2 Votes on our funds: Fidelity's Sustainable Investing Team will not vote at shareholder meetings of any Fidelity funds unless specifically instructed by a client.
2 Shareholder rights and authority
2.1 Multiple voting rights: We support the principle of one share, one vote and will vote against the authorisation of stock with differential voting rights if the issuance of such stock would adversely affect the voting rights of existing shareholders.
2.2 Transfer of authority from shareholders to directors: We will generally vote against any limitation on shareholder rights or the transfer of authority from shareholders to directors. Furthermore, we will typically always support proposals that enhance shareholder rights or maximise shareholder value.
2.3 Anti-takeover measures: We will vote against anti-takeover proposals including share authorities that can be used as a control-enhancing mechanism.
2.4 Poison pill without approval: We will consider voting against senior management if a poison pill has been implemented without shareholder approval in the last year.
2.5 Cumulative voting: We will support cumulative voting rights when it is determined they are favourable to the interests of minority shareholders.
2.6 Voting by poll and disclosure of results: We support proposals to adopt mandatory voting by poll and full disclosure of voting outcomes.
2.7 Voting practice: We will support proposals to adopt confidential voting and independent vote tabulation practices.
2.8 Detailed documentation provided in a timely manner: We expect companies to provide adequate detail in shareholder meeting materials and for these materials to be made public sufficiently in advance of the shareholder meeting to enable all investors to make informed decisions.
2.9 Conversion of stock: We will consider conversion of stock on a case-by-case basis.
2.10 Shareholder ownership enhanced disclosure: We generally support enhanced shareholder ownership disclosure. However, we may vote against it where, in our view, the threshold obligations are unreasonably onerous.
2.11 Shareholder ownership disclosure thresholds: We review proposals to reduce ownership percentage disclosure thresholds on a case-by-case basis.
2.12 Other business: We will vote against proposals that request approval of non-specific items under a request for approval of other business.
3 Corporate culture and conduct
3.1 Board composition and independence
3.1.1 Board independence: We favour robust independent representation on boards and may not support proposals relating to the election of directors where we deem there is an insufficient independence level on the board.
3.1.2 Board committee independence: We support boards establishing audit, remuneration and nomination committees to enhance the management and scrutiny of these governance areas but will vote against election of directors where we feel the objectivity of these committees is compromised.
3.1.3 Director independence: We will vote against the election of nominees as independent directors, supervisors, and statutory auditors if, in our view, they lack sufficient independence from the company, its management or its controlling shareholders.
3.1.4 CEO and chair separation: We favour a separation of the roles of chair and chief executive and will vote in favour of this outcome when the opportunity arises. In markets where there is established separation of the two roles, we will consider voting against nominees deviating from best practice.
3.1.5 Nominee disclosure: We will vote against director elections in cases where the names of the nominees are not disclosed to shareholders on a timely basis.
3.1.6 Board renewal: We support periodic and orderly board refreshment and may vote against directors where, in our view, a significant proportion of the board is comprised of directors with excessively long tenures.
3.2 Board effectiveness, conduct, diversity, inclusion and expertise
3.2.1 Board effectiveness: Companies should articulate how the board is undertaking its role and functions and demonstrate this by providing key information on material issues. The board should also comment on the skill set, diversity and experience of its members.
3.2.2 Director attendance: We will vote against the re-election of directors with poor attendance records at previous board or committee meetings without clear justification for the absence.
3.2.3 Outside directorships on public company boards: We do not support directors serving on a significant number of boards because this may compromise their capacity to fully meet their board responsibilities. The assessment will consider the type of role they undertake at the company and will take into account the positions at related companies and the nature of their business and the differences in market development.
3.2.4 Tenure of independent directors: We recognise that the independence of directors can diminish over time and we may not support the re-election of directors to independent director roles if their tenure is excessive. Where deemed valuable to the board, we may support a candidate's re-election to the board in a non-independent non-executive role.
3.2.5 Board size: We will not support changes to increase a company's board size, or the election of directors, where we deem the size of the board is excessive. We will also not support reductions in board size that could compromise board effectiveness.
3.2.6 Contested elections: We will review contested elections on a case-by-case basis.
3.2.7 Diversity and inclusion: We support enhancing board effectiveness through diversity and inclusion of necessary talents and skill sets on a company board. This includes our support for gender, racially and ethnically diverse boards. Companies that fall short of market or sector best practice with respect to board gender, race and ethnic diversity are expected to adopt objectives for improvement and demonstrate progress over time. In circumstances where we conclude that a board is not addressing this issue with the seriousness or urgency it deserves, additional measures may be considered, including, where appropriate, voting against the re-election of members of the board, which may include the chairman or the chairman of the nomination committee.
3.2.8 Gender-balanced boards: We support gender diversity on a company's board and will vote against the election of directors where boards do not have at least 30% female representation at companies in the most developed markets (including the UK, EU, USA and Australia) and 15% female representation in all other markets where standards on gender diversity are still developing. We may also take into account factors including the board size, industry and corporate structure.
3.2.9 Racially and ethnically diverse and inclusive boards: We support racial and ethnic diversity on a company's board and will consider voting against the election of accountable directors where there are serious concerns relating to racial or ethnic underrepresentation on the board, or the number is inadequate, based on factors including the board size, industry, and market.
3.2.10 Mandatory retirement age: We are generally not supportive of mandatory retirement ages for directors and employees.
3.3 Conduct and accountability
3.3.1 Corporate culture and conduct: We believe that companies should foster a culture across their organisations of acting lawfully, ethically and responsibly, including enforcing anti-corruption and anti-bribery policies and processes, and where it is clear that there has been serious conduct to the contrary, we will vote against the election of the accountable directors.
3.3.2 Integrity and competence: We will vote against the election of directors if, in our view, they lack the necessary integrity, competence or capacity to carry out their duties as directors. Relevant factors which may lead us to conclude that a director's election should not be supported include but are not limited to: involvement in material failures of governance or risk oversight that call into question the nominee's fitness to serve as a fiduciary; qualifications and experience; and abuse of minority shareholder rights.
3.3.3 Whistleblowing and risk practice: We support companies meeting minimum legal protection standards with regard to whistleblowing and risk management practices and will vote against directors where we have been made aware that there have been clear significant breaches of expected standards.
3.3.4 Contingency planning and accountability: We encourage companies to undertake comprehensive contingency planning, taking into account ESG factors, and we may vote against the election of directors where we assess this has been clearly inadequate.
3.3.5 Majority shareholder abuse: We will vote against board members, where appropriate, in cases where there have been abuses to minority shareholder interests by the company's controlling shareholder.
3.3.6 Bundled voting items: Shareholder approval for the election of each director should be sought under individual agenda items. We will generally vote against bundled elections or bundled proposals where we are not supportive of any one or more components of the proposal.
3.3.7 Local governance codes: We support companies following their local market corporate governance code for best practice and may vote against items where there is a material failing to meet basic local practice.
4 Audit and financial reporting
4.1 Audit committee independence: We will vote against members of the audit committee where the committee is not fully composed of non-executive directors and/ or a majority is not independent.
4.2 Qualified or delayed audit: We will vote against relevant proposals where the audit report is either qualified, we have concerns about its integrity, or it is delayed without sufficient rationale.
4.3 Auditor independence: We will vote against the appointment of an auditor where there are concerns in relation to their independence based on tenure and remuneration or controversies related to the audit firm.
4.4 Auditor rotation: We will vote against the auditor appointment where the auditor's tenure has, in our view, become excessive.
4.5 Auditor fees: We will consider voting against the auditor appointment and the chairman of the audit committee where non-audit related service fees appear excessive relative to audit fees.
4.6 Audit independence: We will vote against members of the audit committee where there are concerns in relation to the independence or quality of the audit report or the auditor.
4.7 Financial reporting: We will vote against financial statements where we have concerns about the content or accuracy of a company's financial position and reporting.
4.8 Financial reporting and adherence to accounting practices: We will vote against financial statements where we believe the statements have failed to meet required levels of accounting practice.
4.9 Financial reporting transparency: We will not support financial statements where we have concerns about the transparency of key issues including material weaknesses and fairness in the company's tax policies.
5 Remuneration
5.1 Approach, alignment and outcomes
5.1.1 Alignment of interests: We aim to vote against remuneration-related proposals or appropriate directors where we believe there is a clear misalignment between a company's remuneration structure and the interests of shareholders. Remuneration committees must remain mindful of ensuring that variable pay outcomes broadly reflect shareholders' experience, and appropriate discretion should be applied when this is not reflected in formulaic outcomes.
5.1.2 Poor transparency and complexity: We support simple and clear remuneration arrangements and believe these factors help make the expectations placed on participants clearer.
5.1.3 Votes on remuneration: We will support proposals to give shareholders the right to vote on executive pay practices.
5.1.4 Remuneration concerns: We will generally vote against remuneration proposals when payments made to executives are considered excessive, overly short-term in nature, or not reflective of company performance.
5.1.5 Ongoing remuneration concerns: In markets that provide shareholders with the opportunity to vote on a company's remuneration report, we will consider voting against the re-election of the chairman of the remuneration committee if we vote against the report of the remuneration committee for the second year in a row (assuming no change in personnel in the interim).
5.1.6 Remuneration committee independence: We do not support the presence of executive directors on the remuneration committee (or its equivalent) of the companies which employ them, and we will consider voting against directors or the remuneration report in these instances when given an opportunity to do so.
5.1.7 Independent non-executive director pay: We will vote against remuneration granted to independent non-executive directors if the payment may compromise the directors' objectivity, although the circumstances of individual companies and rationale for pay structure will be considered. We will generally not support arrangements where independent and non-executive directors receive significant fee increases, share options, or payments in cash or shares that are subject to performance targets.
5.2 Practice and implementation
5.2.1 Misalignment of remuneration outcomes: We will vote against remuneration proposals where we believe there is a clear misalignment between executive pay and the experience of shareholders, or where material negative outcomes for stakeholders are not appropriately taken into consideration for pay outcomes.
5.2.2 Pay quantum: We will vote against remuneration proposals where the size of pay or increases in executive pay levels are in our view excessive.
5.2.3 Aggregate compensation ceiling: We will vote against proposals that seek to make adjustment to an aggregate compensation ceiling for directors where we believe this is excessive or we believe it is not necessary.
5.2.4 Share ownership: We strongly encourage the long-term retention of shares, and we will consider voting against remuneration proposals if the company lacks policies requiring executives to build up a significant share ownership within a reasonable timeframe. In some markets, we expect share ownership guidelines to require the retention of shares for a period after the director's mandate has ended. We encourage the use of broad-based share incentive plans for executives and rank-and-file staff. For shares awarded to executives as part of a long-term incentive plan, we will have particular regard for minimum required retention periods. Practice in this regard differs globally but over time we expect all companies to move towards a minimum guaranteed share retention period of at least five years from the date of grant.
5.2.5 Dilution: We will vote against incentive arrangements if the dilutive effect of shares authorised under the plan is excessive.
5.2.6 Discounted awards: We will generally vote against options offered with an exercise price of less than 100% of fair market value at the date of grant. Employee share-save schemes may be supported provided the offering price of shares is not less than 80% of the fair market value on the date of grant.
5.2.7 Re-pricing: We do not support the re- pricing of stock options and will vote against proposals that seek approval for this practice.
5.2.8 Uncapped awards: We do not favour non-routine remuneration arrangements where the potential awards are uncapped or provide no clarity on the quantum of awards, such as those found in certain value creation plans.
5.2.9 Re-testing of performance criteria: We do not support arrangements where performance re-testing is permitted. In our view, if performance targets for a given year are not met, then awards for that year should be foregone.
5.2.10 Material changes to remuneration arrangements: We are not supportive of remuneration arrangements that provide discretion to permit material changes without shareholder approval.
5.2.11 Holding period: We believe companies should put in place longer holding periods for share awards and our preference is for a minimum retention period of five years for shares granted to top executives. We will vote against arrangements where we deem the holding period too short.
5.2.12 Performance hurdles reduced: We will generally vote against proposals where performance hurdles attached to remuneration arrangements have been reduced.
5.2.13 Incentive arrangement criteria: Subject to local market standards, we will generally vote against incentive arrangements where any of the following are met:
• No performance conditions: We will vote against proposals where there are no performance conditions attached to any of the incentive awards.
• No disclosure of performance conditions: We will vote against proposals where there is no disclosure of the performance measures to be used.
• Insufficiently challenging targets: We will vote against proposals where the performance targets are insufficiently challenging.
• Inadequate proportion of award subject to targets: We will vote against proposals where the proportion of the performance targets attached to the incentive is insufficient.
• Inadequate vesting period: We will vote against proposals where there is an inadequate vesting period attached to the awards.
• Vesting on change of control: We will vote against proposals where there is full vesting on a change of control.
5.2.14 Non-standard incentive arrangements: We will review non-standard features relating to incentive arrangements on a case-by-case basis.
5.2.15 No long-term incentive plan: In certain markets, based on local practices, we may vote against proposals such as the election of directors or the remuneration report, where there is no long-term incentive plan in place at the company.
5.2.16 Severance packages: We will generally vote against severance packages that are contrary to best practice.
5.2.17 Non-financial criteria: We will assess the use of non-financial performance criteria in long-term incentive arrangements on a case-by-case basis. Non-financial considerations, either directly linked with strategy implementation or focused on positive stakeholder outcomes, should be integrated into the remuneration policy as appropriate, either through the use of specific targets, modifiers, gateways/ underpins, or in the context of the ex- post review of formulaic remuneration outcomes by the board or remuneration committee. We will consider voting against proposals where we believe companies are not taking non-financial factors adequately into consideration.
5.2.18 Board and management contracts: We will consider voting against the election of directors or remuneration-related proposals where executive director service contracts do not meet local market best practice.
5.2.19 Remuneration-related employee loans: We will not support companies providing loans to facilitate participation in their remuneration plans. Employees should access required credit from banks or other third parties.
5.2.20 Ex gratia payment: We will not generally support ex gratia payments to directors of the company.
5.2.21 Authority to omit executive compensation disclosure: We will vote against proposals that seek to omit or reduce executive compensation disclosure.
6 Articles and charter amendments
6.1 Articles of association: We will vote against changes to a company's articles of association that are not in the interests of shareholders.
6.2 Lower quorum requirement: We will vote against amendments to reduce the quorum level for special resolutions and changes to articles of incorporation.
6.3 Limit number of shareholder representatives at meetings: We do not support proposals that have the potential to restrict or result in a detrimental effect on shareholder rights.
6.4 Amend provisions on number of directors (increase or decrease maximum board size): We do not support proposals seeking to make changes in board size that would result in the board being too small or too large to function effectively.
6.5 Require supermajority vote to remove director: We do not support the introduction of provisions that increase the potential difficulty in the removal of a director.
6.6 Extend directors' terms: We do not support article amendments seeking to extend directors' terms.
6.7 Takeover defence provisions: We do not support anti-takeover devices and accordingly would vote against proposals seeking to add or change provisions to adopt control- enhancing mechanisms.
7 Investment-related matters
7.1 Mergers, acquisitions and disposals: We will consider mergers, acquisitions and disposals on a case-by-case basis and vote against where we are not supportive of the transactions.
7.2 Reorganisations and restructuring: We vote on a case-by-case basis with regard to company reorganisations and restructuring.
7.3 Takeover bids: We review takeover bids on a case- by-case basis and although usually supportive of current management, where management has failed consistently to deliver on reasonable expectations for shareholder returns and the bid fully recognises the prospects of the company, we may support the proposal.
7.4 Management buyouts: We review management buyouts on a case-by-case basis and review the opportunity to deliver value to shareholders along with potential conflicts of interest among other factors.
7.5 Re-incorporation and changes in listings venue: Where a company seeks to make changes to re-incorporate or change its place of listing, we will review these on a case-by-case basis and assess the rationale for the change. We will vote against where there is no merit to the change or it appears contrary to the long-term interests of shareholders.
8 Capital management
8.1 Capital allocation: We encourage efficient capital allocation measures but where, in our view, excess cash should be returned to shareholders, we may vote against dividend-related items, directors or in support of shareholder proposals that facilitate improvement.
8.2 Authority to increase share capital: We will vote against unusual or excessive requests to increase share capital, particularly in respect of proposed increases for companies in jurisdictions without assured pre-emptive rights or where this is to facilitate an anti-takeover device.
8.3 Issuances with and without pre-emptive rights: We will vote against issuance requests with or without pre-emptive rights that we believe are excessive.
8.4 Private placements: We will consider voting against board members where private placements have been made with limited offering or contrary to the interests of minority shareholders.
8.5 Debt issuance: We are generally supportive of companies seeking approval for the issuance of debt providing the terms are not contrary to the interests of existing shareholders.
8.6 Borrowing powers: We evaluate proposals related to the approval of company borrowing on a case-by-case basis.
8.7 Share repurchase plans: We are generally supportive of companies seeking to repurchase shares but evaluate these considering broader factors related to the capital allocation.
8.8 Reissuance of repurchased shares: We consider companies reissuing repurchased shares on a case-by-case basis and may vote against relevant proposals where this is deemed unnecessary or egregious.
8.9 Corporate guarantees and loan agreements: We evaluate proposals related to the approval of corporate guarantees and loan agreements on a case-by-case basis.
8.10 Investment of company funds into financial products: We are generally supportive of proposals seeking approval to use idle funds to invest in financial instruments for cash management or capital preservation unless, in our view, the investment would expose shareholders to unnecessary risk.
8.11 Pledging of assets for debt: We assess proposals seeking the pledging of assets for debt on a case-by-case basis.
9 Related-party transactions
9.1 Related-party transactions: We believe that all material related- party transactions should be put to a shareholder vote. We will vote against related-party transactions that are not aligned with the interests of the company's minority shareholders.
9.1.1 Conflicted related-party transactions: We will vote against where the terms of a related-party transaction are not equivalent to those that would prevail in an arm's-length transaction.
9.1.2 Transaction disclosures: We will vote against where there is inadequate disclosure of key information or supporting evidence including the review of independent directors or financial advisors.
9.1.3 Transaction pricing: We will not support related-party transactions where there are any concerns about the pricing of the transactions.
9.1.4 Transaction rationale and timing: We will not support a transaction if the company has not provided adequate detail on the rationale for the transaction and its timing.
10 Governance of climate change oversight, practice and action
10.1 Minimum standards of climate change oversight and practice: We aim to vote against the election of members of a company's board, including the chairman and CEO, and other relevant proposals where, in our view, the company has not met our expectations of standards of climate change oversight and practice. We will take into consideration factors including the markets and industries in which the company is operating.
10.1.1 We will vote against directors at companies that do not adequately meet our climate change-related expectations, taking into account if they are within industries most affected by climate change and the degree of urgency, where we believe they should be addressing these issues. We believe that all companies should be disclosing:
• A stated policy on climate change
• Emissions data
• Confirmation of discussion and oversight of climate change at the board level
10.1.2 For companies we believe should be addressing climate change-related issues most urgently, including those within industries most affected by climate change, we believe that they should be undertaking and disclosing:
• Targets for reducing greenhouse gas emissions
• Description of the impacts of climate-related risks and opportunities on their businesses, strategy and financial planning
• Scenario planning including multiple scenarios
• Impact scenario referencing a 1.5 ° C limit
10.2 Financing climate change: We will vote against directors where there are material concerns or failures with practices related to financing climate change.
10.3 Climate change and engagement: In relation to ESG engagements on climate practices with company management, we will vote against the election of members of a company's board or other appropriate agenda items where the company has not adequately addressed our concerns.
10.4 Climate action plans ('Say on Climate'): We support companies setting out climate action plans and improvements that result in votes at AGMs to act as accountability mechanisms for the execution of these plans.
10.5 Climate change-related shareholder proposals: Our firm-wide positioning on climate, including support of the Paris Agreement, informs our climate voting approach both on holding boards accountable for not meeting minimum standards and on supporting shareholder proposals that improve climate-related corporate behaviours and disclosures. Climate- related shareholder proposal votes are evaluated on the merits of the proposal. In all cases however we take a holistic view of factors when determining our final decision.
10.6 Climate change-related shareholder proposals on improved disclosure: We support shareholder proposals that call for enhanced disclosure on climate-related reporting and practice, encouraging this to be in accordance with the Task Force on Climate- related Financial Disclosures (TCFD) recommendations, and will consider supporting all shareholder proposals that promote this objective and are reasonable for the company to implement.
10.7 Climate change-related and lobbying-related shareholder proposals: We support enhanced disclosure and best practice in relation to company practices on climate-related lobbying and will support all shareholder proposals that are reasonable for the company to implement and are aligned with their commitments and future development.
10.8 Climate change-related shareholder proposals on the management of greenhouse gas emissions: We believe it is critical that all companies properly take into account and manage their greenhouse gas emissions and targets and will support, where reasonable, shareholder proposals seeking to improve these practices.
11 Environmental and social responsibilities
11.1 Environmental and social responsibility engagement: We will vote against directors that we consider accountable for major corporate failures in relation to their duties to manage relationships with stakeholders on material environmental or social concerns.
11.2 Waste and pollution: We will vote against directors where it is clear there have been material failings by a company to minimise the negative externalities caused by its businesses or failure to monitor product quality and the chemical safety of its products for the environment and human health upon disposal.
11.3 Water and aquaculture: We will vote against directors where a company has clearly failed to properly manage the sourcing of water, failed to mitigate potential water scarcity risks, or are accountable for failings resulting in material pollution or contamination.
11.4 Sustainable protein: We will vote against directors where there are material concerns or failures with practices related to sustainable protein.
11.5 Biodiversity: We will vote against directors where they have clearly failed to manage or implement the capabilities to monitor and assess material environmental risks related to biodiversity matters and reduce the ecological impact of their operations.
11.6 Responsible palm oil: We will vote against directors where there are material concerns or failures with practices related to responsible palm oil.
11.7 Supply chain sustainability, human rights, labour rights, and modern slavery: We will vote against the election of members of a company's board of directors, including the chair and CEO, and other appropriate proposals where, in our view, the company has not met the minimum standards of monitoring and overseeing itself and its suppliers with regard to human rights and minimising the risk of modern slavery or human rights violations occurring within its organisation or supply chain.
11.8 Health and safety: We will vote against directors where there are failings in the provision of safe working conditions and managing health and safety risks.
11.9 Data privacy, cyber security and digital ethics: Where a company has failed to meet our expectations on matters of data privacy, cybersecurity or digital ethics, we will vote against directors we view as accountable.
11.10 Political donations and lobbying: We support robust disclosures on corporate political lobbying activities. We will consider voting against management, typically on shareholder proposals, where there is a misalignment between involvement with political donations and lobbying activities and a company's own stated strategy or commitments or such lobbying activity is in conflict with the interests of stakeholders.
11.11 Corporate sustainability reporting: We will vote against directors where there are material issues or inaccuracies included within a company's sustainability reporting or the reporting level is significantly below expected standards.
12 Shareholder-sponsored proposals
12.1 Shareholder proposals: We evaluate shareholder proposals on a case-by-case basis and our consideration includes the company's perspective and response to the proposal, the proponents' case and the proposal's intention, whether the proposal is binding or advisory in nature, current market best practices, impact on shareholder value, and Fidelity's sustainable investing policies.
12.2 Voting in favour of reasonable shareholder proposals: We aim to support ESG shareholder proposals that address and improve issues of material importance to the company and its stakeholders. Shareholder proposals are evaluated based on the merit of the proposal.
12.3 Shareholder proposals seeking environmental and social improvement: We will support all shareholder proposals we deem reasonable that relate to improvements in the practices, disclosure and management of environmental and social impacts of company operations which include areas of our thematic engagement and general focus areas including:
• Climate change
• Diversity and inclusion
• Waste and pollution
• Water and aquaculture
• Sustainable protein
• Biodiversity
• Responsible palm oil
• Deforestation
• Supply chain sustainability, human rights, labour rights, and modern slavery
• Health and safety
• Data privacy, cyber security and digital ethics
• Political donations and lobbying
• Corporate sustainability reporting
12.4 Failure to implement previously approved shareholder proposals: If a shareholder proposal receives majority support but is not implemented by the company, we will consider voting against board members at subsequent shareholder meetings.
Geode Proxy Voting Policies
As an investment adviser, Geode holds voting authority for securities in many of the client accounts that it manages. Geode takes seriously its responsibility to monitor events affecting securities in those client accounts and to exercise its voting authority with respect to those securities in the best interests of its clients (as well as shareholders of mutual funds for which it serves as adviser or sub-adviser). The purposes of these proxy voting policies are to (1) establish a framework for Geode's analysis and decision-making with respect to proxy voting and (2) set forth operational procedures for Geode's exercise of proxy voting authority.
Overview
Geode anticipates that, based on its current business model, it will manage the vast majority of assets under its management using passive investment management techniques, such as indexing. Geode also manages funds and separate accounts using active investment management techniques, primarily employing quantitative investment strategies.
Geode will engage established commercial proxy advisory firms for comprehensive analysis, research and voting recommendations, particularly for matters that may be controversial or require additional analysis under these Policies.
Geode may determine to follow or reject any recommendation based on the research and analysis provided by proxy advisory firms or on any independent research and analysis obtained or generated by Geode. However, Geode has retained a third-party proxy voting service (the "Agent") to affect votes based on the customized policies established by Geode and maintain records of all of Geode's proxy votes. In limited instances where the Policies do not address the specific matter, the Agent will refer the ballot back to Geode. For ballots related to proxy contests, mergers, acquisitions and other organizational transactions, Geode may determine it is appropriate to conduct a company specific evaluation. In cases of proxies not voted by the Agent, the ultimate voting decision and responsibility rests with Geode Proxy. Geode's Operations Committee oversees the exercise voting authority under these proxy voting policies.
Due to its focused business model and the number of investments that Geode will make for its clients (particularly pursuant to its indexing strategy), Geode does not anticipate that actual or potential conflicts of interest are likely to occur in the ordinary course of its business. However, Geode believes it is essential to avoid having conflicts of interest affect its objective of voting in the best interests of its clients. Therefore, in the event that members of the Operations Committee, the Agent or any other person involved in the analysis or voting of proxies has knowledge of, or has reason to believe there may exist, any potential relationship, business or otherwise, between the portfolio company subject to the proxy vote and Geode (or any affiliate of Geode) or their respective directors, officers, employees or agents, such person shall notify the other members of the Operations Committee. Geode will analyze and address such potential conflict of interest, consulting with outside counsel, as appropriate. In the case of an actual conflict of interest, on the advice of counsel, Geode expects that the independent directors of Geode will consider the matter and may (1) determine that there is no conflict of interest (or that reasonable measures have been taken to remedy or avoid any conflict of interest) that would prevent Geode from voting the applicable proxy, (2) abstain, (3) cause authority to be delegated to the Agent or a similar special fiduciary to vote the applicable proxy or (4) recommend other methodology for mitigating the conflict of interest, if deemed appropriate (e.g., echo voting).
Geode has established the specific proxy voting policies that are summarized below to maximize the value of investments in its clients' accounts, which it believes will be furthered through (1) accountability of a company's management and directors to its shareholders, (2) alignment of the interests of management with those of shareholders (including through compensation, benefit and equity ownership programs), and (3) increased disclosure of a company's business and operations. Geode reserves the right to override any of its proxy voting policies with respect to a particular shareholder vote when such an override is, in Geode's best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of Geode's clients.
Policies
All proxy votes shall be considered and made in a manner consistent with the best interests of Geode's clients (as well as shareholders of mutual fund clients) without regard to any other relationship, business or otherwise, between the portfolio company subject to the proxy vote and Geode or its affiliates. As a general matter, (1) proxies will be voted FOR incumbent members of a board of directors and FOR routine management proposals, except as otherwise addressed under these policies; (2) shareholder and non-routine management proposals addressed by these policies will be voted as provided in these policies; and (3) shareholder and non-routine management proposals not addressed by these policies will be evaluated by Geode ESG Stewardship based on fundamental analysis and/or research and recommendations provided by the Agent and other third-party proxy advisory firms.
When voting the securities of non-US issuers, Geode will evaluate proposals in accordance with these policies but will also take local market standards and best practices into consideration. Geode may also limit or modify its voting at certain non-US meetings (e.g., if shares are required to be blocked or reregistered in connection with voting).
Geode's specific policies are as follows:
I. Election of Directors
Geode will generally vote FOR incumbent members of a board of directors except:
• Attendance. The incumbent board member failed to attend at least 75% of meetings in the previous year and does not provide a reasonable explanation.
• Independent Directors. Nominee is not independent and full board comprises less than a majority of independents. Nominee is not independent and sits on the audit, compensation or nominating committee.
• Director Responsiveness. The board failed to act on shareholder proposals that received approval by Geode and a majority of the votes cast in the previous year. The board failed to act on takeover offers where Geode and a majority of shareholders tendered their shares. At the previous board election, directors opposed by Geode received more than 50 percent withhold/against votes of the shares cast, and the company failed to address the issue(s) that caused the high withhold/against vote.
• Golden Parachutes. Incumbent members of the compensation committee adopted or renewed an excessive golden parachute within the past year.
• Gender Diversity. If there are no women on the Board unless the Board has made a firm commitment to return to a gender-diverse status when there was a woman on the Board at the preceding annual meeting.
• Overboarding. The Director is a CEO and sits on the Board of more than two public companies besides his or her own; or a non-CEO Director who sits on more than five public company boards.
• Unequal Voting Rights. If the Company maintains a common stock structure with unequal voting rights. Exceptions to the policy may include, but aren't limited to: Newly-public companies with a reasonable sunset provision, where the unequal voting rights are considered de minimis; or the company provides sufficient safeguards for minority shareholders.
• In Other Circumstances when a member of the board has acted in a manner inconsistent with the interests of shareholders of a company whose securities are held in client accounts.
II. Majority Election. Unless a company has a policy achieving a similar result, Geode will generally vote in favor of a proposal calling for directors to be elected by a majority of votes cast in a board election provided that the plurality vote applies when there are more nominees than board seats.
III. Say on Pay (non-binding).
• Advisory Vote on Executive Compensation. Geode will generally vote AGAINST advisory vote when: (1) there is a significant misalignment between executive pay and company performance; (2) the company maintains significant problematic pay practices; or (3) the board exhibits a significant level of poor communication and responsiveness to shareholders.
• Frequency Vote. Geode will generally vote FOR having an advisory vote on executive compensation every year.
• Advisory Vote on Golden Parachute. Geode will vote AGAINST excessive change-in-control severance payments.
IV. Vote AGAINST Anti-Takeover Proposals , including:
• Addition of Special Interest Directors to the board.
• Authorization of "Blank Check" Preferred Stock. Geode will vote FOR proposals to require shareholder approval for the distribution of preferred stock except for acquisitions and raising capital in the ordinary course of business.
• Classification of Boards, Geode will vote FOR proposals to de-classify boards.
• Fair Price Amendments, other than those that consider only a two-year price history and are not accompanied by other anti-takeover measures.
• Golden Parachutes, that Geode deems to be excessive in the event of change-in-control.
• Poison Pills. Adoption or extension of a Poison Pill without shareholder approval will result in our voting AGAINST the election of incumbents or a management slate in the concurrent or next following vote on the election of directors, provided the matter will be considered if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than three years; (d) the Pill includes a qualifying offer clause; Or (e) shareholder approval is required to reinstate the expired Pill. Geode will vote FOR shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.
• Reduction or Limitation of Shareholder Rights ( e.g. , action by written consent, ability to call meetings, or remove directors).
• Reincorporation in another state (when accompanied by Anti-Takeover Provisions, including increased statutory anti-takeover provisions). Geode will vote FOR reincorporation in another state when not accompanied by such anti-takeover provisions.
• Requirements that the Board Consider Non-Financial Effects of merger and acquisition proposals.
• Requirements regarding Size, Selection and Removal of the Board that are likely to have an anti-takeover effect (although changes with legitimate business purposes will be evaluated).
• Supermajority Voting Requirements (i.e., typically 2/3 or greater) for boards and shareholders. Geode will vote FOR proposals to eliminate supermajority voting requirements.
• Transfer of Authority from Shareholders to Directors.
V. Vote FOR proposed amendments to a company's certificate of incorporation or by-laws that enable the company to Opt   Out of the Control Shares Acquisition Statutes.
VI. Vote AGAINST the introduction of new classes of Stock with Differential Voting Rights.
VII. Vote AGAINST introduction and FOR elimination of Cumulative Voting Rights, except in certain instances where it is determined not to enhance shareholders' interests.
VIII. Vote FOR elimination of Preemptive Rights.
IX. Vote FOR Anti-Greenmail proposals so long as they are not part of anti-takeover provisions (in which case the vote will be AGAINST).
X. Vote FOR charter and by-law amendments expanding the Indemnification of Directors to the maximum extent permitted under Delaware law (regardless of the state of incorporation) and vote AGAINST charter and by-law amendments completely Eliminating Directors' Liability for Breaches of Care.
XI. Vote FOR proposals to adopt Confidential Voting and Independent Vote Tabulation practices.
XII. Vote FOR Open-Market Stock Repurchase Programs , unless there is clear evidence of past abuse of the authority; the plan contains no safeguards against selective buybacks, or the authority can be used as an anti-takeover mechanism.
XIII. Vote FOR management proposals to implement a Reverse Stock Split when the number of authorized shares will be proportionately reduced or the Reverse Stock Split is necessary to avoid de-listing.
XIV. Vote FOR management proposals to Reduce the Par Value of common stock unless the proposal may facilitate an anti-takeover device or other negative corporate governance action.
XV. Vote FOR the Issuance of Large Blocks of Stock if such proposals have a legitimate business purpose and do not result in dilution of greater than 20%. However, a company's specific circumstances and market practices may be considered in determining whether the proposal is consistent with shareholders' interests.
XVI. Vote AGAINST Excessive Increases in Common Stock. Vote AGAINST increases in authorized common stock that would result in authorized capital in excess of three times the company's shares outstanding and reserved for legitimate purposes. For non-U.S. securities with conditional capital requests, vote AGAINST issuances of shares with preemptive rights in excess of 100% of the company's current shares outstanding. Special requests will be evaluated, taking company-specific circumstances into account.
XVII. Vote AGAINST the adoption of or amendment to authorize additional shares under a Stock Option Plan if:
• The stock option plan includes evergreen provisions, which provides for an automatic allotment of equity compensation every year.
• The dilution effect of the shares authorized under the plan (including by virtue of any "evergreen" or replenishment provision), plus the shares reserved for issuance pursuant to all other option or restricted stock plans, is greater than 10%. However, dilution may be increased to 15% for small capitalization companies, and 20% for micro capitalization companies, respectively. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.
• The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus, except that a modest number of shares (limited to 5% for a large capitalization company and 10% for a small and micro capitalization companies) may be available for grant to employees and directors under the plan if the grant is made by a compensation committee composed entirely of independent directors (the "De Minimis Exception").
• The plan is administered by (1) a compensation committee not comprised entirely of independent directors or (2) a board of directors not comprised of a majority of independent directors, provided that a plan is acceptable if it satisfies the De Minimis Exception.
• The plan's terms allow repricing of underwater options, or the board/committee has repriced options outstanding under the plan in the past two years without shareholder approval, unless by the express terms of the plan or a board resolution such repricing is rarely used (and then only to maintain option value due to extreme circumstances beyond management's control) and is within the limits of the De Minimis Exception.
• Liberal Definition of Change in Control: the plan provides that the vesting of equity awards may accelerate even though an actual change in control may not occur.
XVIII. Vote AGAINST the election of incumbent members of the compensation committee or a management slate in the concurrent or next following vote on the election of directors if, within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options .
XIX. Evaluate proposals to Reprice Outstanding Stock Options , taking into account such factors as: (1) whether the repricing proposal excludes senior management and directors; (2) whether the options proposed to be repriced exceeded the dilution thresholds described in these current proxy voting policies when initially granted; (3) whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model; (4) the company's relative performance compared to other companies within the relevant industry or industries; (5) economic and other conditions affecting the relevant industry or industries in which the company competes; and (6) other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.
XX. Vote AGAINST adoption of or amendments to authorize additional shares for Restricted Stock Awards ("RSA") if:
• The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other option or restricted stock plans, is greater than 10%. However, dilution may be increased to 15% for small capitalization companies, and 20% for micro capitalization companies, respectively. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.
XXI. Vote AGAINST Omnibus Stock Plans if one or more component violates any of the criteria applicable to Stock Option Plans or RSAs under these proxy voting policies, unless such component is de minimis. In the case of an omnibus stock plan, the dilution limits applicable to Stock Option Plans or RSAs under these proxy voting policies will be measured against the total number of shares under all components of such plan.
XXII. Vote AGAINST Employee Stock Purchase Plans if the plan violates any of the relevant criteria applicable to Stock Option Plans or RSAs under these proxy voting policies, except that (1) the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity, and (2) in the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing "best practices," as articulated by the Agent, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.
XXIII. Vote AGAINST Stock Awards (other than stock options and RSAs) unless it is determined they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.
XXIV. Vote AGAINST equity vesting acceleration programs or amendments to authorize additional shares under such programs if the program provides for the acceleration of vesting of equity awards even though an actual change in control may not occur.
XXV. Vote FOR Employee Stock Ownership Plans ("ESOPs") of non-leveraged ESOPs, and in the case of leveraged ESOPs, giving consideration to the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. Geode may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Geode will vote AGAINST a leveraged ESOP if all outstanding loans are due immediately upon a change in control.
XXVI. Vote AGAINST management or shareholder proposals on other Compensation Plans or Practices if such plans or practices are Inconsistent with the Interests of Shareholders. In addition, Geode may vote AGAINST the election of incumbents or a management slate in the concurrent or next following vote on the election of directors if Geode believes a board has approved executive compensation arrangements inconsistent with the interests of shareholders.
XXVII. Environmental and Social Proposals . Evaluate each proposal related to environmental and social issues (including political contributions). Generally, Geode expects to vote with management's recommendation on shareholder proposals concerning environmental or social issues, as Geode believes management and the board are ordinarily in the best position to address these matters. Geode may support certain shareholder environmental and social proposals that request additional disclosures from companies which may provide material information to the investment management process, or where Geode otherwise believes support will help maximize shareholder value. Geode may take action against the re-election of board members if there are serious concerns over ESG practices or the board failed to act on related shareholder proposals that received approval by Geode and a majority of the votes cast in the previous year.
XXVIII. Geode will generally vote FOR proposals seeking to establish or amend proxy access which allow a shareholder (or shareholder group) holding at least 3% of the voting power of the company's outstanding shares continuously for a minimum of 3 years the ability to nominate no more than 25% of the board of directors. Geode will generally vote AGAINST proposals that do not meet the aforementioned criteria.
XXIX. Shares of Investment Companies.
• For institutional accounts, Geode will generally vote in favor of proposals recommended by the underlying funds' Board of Trustees, unless voting is not permitted under applicable laws and regulations.
• For retail managed accounts, Geode will employ echo voting when voting shares. To avoid certain potential conflicts of interest, if an investment company has a shareholder meeting, Geode would vote their shares in the investment company in the same proportion as the votes of the other shareholders of the investment company.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES
The fund has entered into a distribution agreement with Fidelity Distributors Company LLC (FDC), an affiliate of Strategic Advisers. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc.
The fund's distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered.
Promotional and administrative expenses in connection with the offer and sale of shares are paid by Strategic Advisers.
The Trustees have approved a Distribution and Service Plan with respect to shares of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule).
The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule.
The Plan, as approved by the Trustees, allows shares of the fund and/or Strategic Advisers to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.
The Plan adopted for the fund or class, as applicable, is described in the prospectus.
Under the Plan, if the payment of management fees by the fund to Strategic Advisers is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan.
The Plan specifically recognizes that Strategic Advisers may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, the Plan provides that Strategic Advisers, directly or through FDC, may pay significant amounts to intermediaries that provide those services.
Currently, the Board of Trustees has authorized such payments for shares of the fund.
Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund or class, as applicable, and its shareholders.
In particular, the Trustees noted that the Plan does not authorize payments by shares of the fund other than those made to Strategic Advisers under its management contract with the fund.
To the extent that the Plan gives Strategic Advisers and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result.
Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.
TRANSFER AND SERVICE AGENT AGREEMENTS
The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of Strategic Advisers, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.
For providing transfer agency services, FIIOC receives no fees from the fund; however, each underlying Fidelity® fund pays its respective transfer agent (either FIIOC or an affiliate of FIIOC) fees based, in part, on the number of positions in and/or assets of the fund invested in such underlying Fidelity® fund. Strategic Advisers or an affiliate of Strategic Advisers will bear the costs of the transfer agency services with respect to assets managed by one or more sub-advisers and assets invested in non-affiliated ETFs under the terms of an agreement between Strategic Advisers and FIIOC.
FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.
FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
The fund has entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of Strategic Advisers   (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.
Strategic Advisers or its affiliate bears the cost of pricing and bookkeeping services under the terms of an agreement between Strategic Advisers and FSC.

SECURITIES LENDING
During the fiscal year, the securities lending agent, or the investment adviser (where the fund does not use a securities lending agent) monitors loan opportunities for the fund, negotiates the terms of the loans with borrowers, monitors the value of securities on loan and the value of the corresponding collateral, communicates with borrowers and the fund's custodian regarding marking to market the collateral, selects securities to be loaned and allocates those loan opportunities among lenders, and arranges for the return of the loaned securities upon the termination of the loan. Income and fees from securities lending activities for the fiscal year ended May 31, 2023, are shown in the following table:
Security Lending Activities	Fund(s)
Strategic Advisers® Fidelity® Emerging Markets Fund
Gross income from securities lending activities	$2,160,018
Fees paid to securities lending agent from a revenue split	$0
Administrative fees	$0
Rebate (paid to borrower)	$1,731,664
Other fees not included in the revenue split (lending agent fees to NFS)	$41,573
Aggregate fees/compensation for securities lending activities	$1,773,237
Net income from securities lending activities	$386,781

A fund does not pay cash collateral management fees, separate indemnification fees, or other fees not reflected above.

DESCRIPTION OF THE TRUST
Trust Organization.
Strategic Advisers® Fidelity® Emerging Markets Fund is a fund of Fidelity Rutland Square Trust II, an open-end management investment company created under an initial trust instrument dated March 8, 2006.
The Trustees are permitted to create additional funds in the trust and to create additional classes of a fund.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.
Shareholder Liability. The trust is a statutory trust organized under Delaware law. Delaware law provides that, except to the extent otherwise provided in the Trust Instrument, shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of Delaware. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust. The Trust Instrument provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Trust Instrument further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.
The Trust Instrument provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Trust Instrument also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and a fund is unable to meet its obligations. Strategic Advisers LLC believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.
Voting Rights. The fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.
The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.
The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of a trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of a trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.
Custodians.
The Bank of New York Mellon, 1 Wall Street, New York, New York, is custodian of the assets of the fund.
The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies.
From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.
Strategic Advisers, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by Strategic Advisers. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of the fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
Independent Registered Public Accounting Firm.
PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for the fund and provides other audit, tax, and related services.

FUND HOLDINGS INFORMATION
The fund views holdings information as sensitive and limits its dissemination. The Board authorized Strategic Advisers, in consultation with FMR, to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.
Other registered investment companies that are advised or sub-advised by Strategic Advisers or a sub-adviser may be subject to different portfolio holdings disclosure policies, and neither Strategic Advisers nor the Board exercises control over such policies or disclosure. In addition, separate account clients of Strategic Advisers and the sub-advisers have access to their portfolio holdings and are not subject to the fund's portfolio holdings disclosure policies. Some of the funds that are advised or sub-advised by Strategic Advisers or a sub-adviser and some of the separate accounts managed by Strategic Advisers or a sub-adviser have investment objectives and strategies that are substantially similar or identical to the fund's and, therefore, potentially substantially similar, and in certain cases nearly identical, portfolio holdings as the fund.
The fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after month-end).
The fund will provide its top mutual fund positions (if any) on Fidelity's web site (i) monthly, 30 days after month-end, and (ii) quarterly, 15 or more days after the quarter-end.
Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.
The fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of the fund.
FMR's Disclosure Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity ® fund prior to such fund's public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.
Disclosure of non-public portfolio holdings information for a Fidelity ® fund's portfolio may only be provided pursuant to the guidelines below.
The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity ® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons Strategic Advisers believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: the fund's trustees; the fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by the fund and in connection with redemptions in kind.
Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by Strategic Advisers, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. Strategic Advisers relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.
At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial holdings daily, on the next business day) and MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day).
Strategic Advisers, its affiliates, or the fund will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the fund's SAI.
There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.
FINANCIAL STATEMENTS
The fund's financial statements and financial highlights for the fiscal year ended May 31, 2023, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference.
Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies in which the fund has invested, if and to the extent it is permitted to do so.
Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.
APPENDIX
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2023 FMR LLC. All rights reserved.
Fund	Ticker
Strategic Advisers® Municipal Bond Fund	FSMUX

Fund of Fidelity Rutland Square Trust II

STATEMENT OF ADDITIONAL INFORMATION

July 29, 2023

Offered exclusively to certain clients of Strategic Advisers LLC (Strategic Advisers) or its affiliates - not available for sale to the general public.
This Statement of Additional Information (SAI) is not a prospectus. Portions of the fund's annual report are incorporated herein. The annual report(s) are supplied with this SAI.
To obtain a free additional copy of a prospectus or SAI, dated July 29, 2023, or an annual report, please call Fidelity at 1-800-544-3455 or visit Fidelity's web site at www.fidelity.com.
For more information on any Fidelity ® fund, including charges and expenses, call Fidelity at the number indicated above for a free prospectus. Read it carefully before investing or sending money.
245 Summer Street, Boston, MA 02210
SAM-PTB-0723
1.9903612.104

INVESTMENT POLICIES AND LIMITATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING AND SELLING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACT
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT AGREEMENTS
DESCRIPTION OF THE TRUST
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information (SAI) are not fundamental and may be changed without shareholder approval.
The following are the fund's fundamental investment limitations set forth in their entirety.
Diversification
The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.
For purposes of the fund's diversification limitation discussed above, Strategic Advisers LLC (Strategic Advisers) identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, Strategic Advisers will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
For purposes of the fund's diversification limitation discussed above, Strategic Advisers does not consider traditional bond insurance to be a separate security or the insurer to be a separate issuer. Therefore, the diversification limitation does not limit the percentage of fund assets that may be invested in securities insured by a single bond insurer.
Senior Securities
The fund may not issue senior securities, except as permitted under the Investment Company Act of 1940.
Borrowing
The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.
Underwriting
The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.
Concentration
The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry (provided that investments in other investment companies shall not be considered an investment in any particular industry for purposes of this investment limitation).
For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Strategic Advisers LLC (Strategic Advisers) looks through to the U.S. Government securities.
For purposes of the fund's concentration limitation discussed above, Strategic Advisers or an affiliate may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by Strategic Advisers does not assign a classification.
Real Estate
The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).
Commodities
The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).
Loans
The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.
Short Sales
The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts, options, and swaps are not deemed to constitute selling securities short.
Margin Purchases
The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
Borrowing
The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which Strategic Advisers or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).
Illiquid Securities
The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.
To the extent that the fund acquires the shares of an underlying fund in accordance with Section 12(d)(1)(F) of the 1940 Act, the underlying fund is not obligated to redeem its shares in an amount exceeding 1% of its shares outstanding during any period of less than 30 days. Those underlying fund shares will not be treated as illiquid securities for purposes of the fund's illiquid securities limitation described above to the extent that the fund is able to dispose of such securities by distributing them in kind to redeeming shareholders. (See "Investment Policies and Limitations - Securities of Other Investment Companies.")
Loans
The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

In addition to the fund's fundamental and non-fundamental investment limitations discussed above:
In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
For the fund's policies and limitations on futures and options transactions, see "Investment Policies and Limitations - Futures, Options, and Swaps."
Notwithstanding the foregoing investment limitations, the underlying funds in which the fund may invest have adopted certain investment limitations that may be more or less restrictive than those listed above, thereby permitting the fund to engage indirectly in investment strategies that are prohibited under the investment limitations listed above. The investment limitations of each underlying fund are set forth in its registration statement.
In accordance with its investment program as set forth in the prospectus, the fund may invest more than 25% of its assets in any one underlying Fidelity ® fund. Although the fund does not intend to concentrate its investments in a particular industry, the fund may indirectly concentrate in a particular industry or group of industries through its investments in one or more underlying funds.

The following pages contain more detailed information about types of instruments in which the fund may invest, techniques the fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. The fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, the fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.
Strategic Advisers® Municipal Bond Fund may have exposure to instruments, techniques, and risks either directly or indirectly through an investment in an underlying fund. An underlying fund may invest in the same or other types of instruments and its adviser may employ the same or other types of techniques. Strategic Advisers® Municipal Bond Fund's performance will be affected by the instruments, techniques, and risks associated with an underlying fund, in proportion to the amount of assets that the fund allocates to that underlying fund.
On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "a fund" or "the fund" may relate to Strategic Advisers® Municipal Bond Fund or an underlying fund, and references to "an adviser" or "the adviser" may relate to Strategic Advisers (or its affiliates) or a sub-adviser of Strategic Advisers® Municipal Bond Fund, or an adviser of an underlying fund.
Asset-Backed Securities represent interests in pools of purchase contracts, financing leases, or sales agreements entered into by municipalities. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.
Collateralized Loan Obligations (CLO) are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses. For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO trust typically have higher ratings and lower yields than their underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by a fund as illiquid securities, however an active dealer market may exist allowing them to qualify for Rule 144A transactions.
Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity ® funds and other advisory clients only) shares of Fidelity ® Central funds. Generally, these securities offer less potential for gains than other types of securities. A municipal fund's uninvested cash may earn credits that reduce fund expenses.
Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity ® funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but generally do not pay additional management fees. The investment results of the portions of a Fidelity ® fund's assets invested in the Central funds will be based upon the investment results of those funds.
Commodity Futures Trading Commission (CFTC) Notice of Exclusion. The Adviser, on behalf of the Fidelity® fund to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. As of the date of this SAI, the adviser does not expect to register as a CPO of the fund. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.
Debt Securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.
Disruption to Financial Markets and Related Government Intervention. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of events such as the 2008 economic downturn led the U.S. Government and other governments to take a number of then-unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments in unpredictable ways.
Similarly, widespread disease including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent a fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact a fund's ability to achieve its investment objective, and (iii) may exacerbate the risks discussed elsewhere in a fund's registration statement, including political, social, and economic risks.
The value of a fund's portfolio is also generally subject to the risk of future local, national, or global economic or natural disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it remains uncertain that the U.S. Government or foreign governments will intervene in response to current or future market disturbances and the effect of any such future intervention cannot be predicted.
Dollar-Weighted Average Maturity is derived by multiplying the value of each security by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
Under certain circumstances, a fund may invest in nominally long-term securities that have maturity-shortening features of shorter-term securities, and the maturities of these securities may be deemed to be earlier than their ultimate maturity dates by virtue of an existing demand feature or an adjustable interest rate. Under other circumstances, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the prerefunded bond is considered to be the number of days to the announced call date of the bonds.
Duration is a measure of a bond's price sensitivity to a change in its yield. For example, if a bond has a 5-year duration and its yield rises 1%, the bond's value is likely to fall about 5%. Similarly, if a bond fund has a 5-year average duration and the yield on each of the bonds held by the fund rises 1%, the fund's value is likely to fall about 5%. For funds with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance will likely differ from the example.
Exchange Traded Funds (ETFs) are shares of other investment companies, commodity pools, or other entities that are traded on an exchange. Assets underlying the ETF shares may consist of stocks, bonds, commodities, or other instruments, depending on an ETF's investment objective and strategies. An ETF may seek to replicate the performance of a specific index or may be actively managed.
Typically, shares of an ETF that tracks an index are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called "short ETFs" or "bear ETFs"), ETF shares are expected to increase in value as the value of the underlying benchmark decreases. Inverse ETFs seek to deliver the opposite of the performance of the benchmark they track and are often marketed as a way for investors to profit from, or at least hedge their exposure to, downward moving markets. Investments in inverse ETFs are similar to holding short positions in the underlying benchmark.
ETF shares are redeemable only in large blocks of shares often called "creation units" by persons other than a fund, and are redeemed principally in-kind at each day's next calculated net asset value per share (NAV). ETFs typically incur fees that are separate from those fees incurred directly by a fund. A fund's purchase of ETFs results in the layering of expenses, such that the fund would indirectly bear a proportionate share of any ETF's operating expenses. Further, while traditional investment companies are continuously offered at NAV, ETFs are traded in the secondary market (e.g., on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios.
Some of the risks of investing in an ETF that tracks an index are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF's underlying assets to the index or other benchmark); and the risk that because an ETF that tracks an index is not actively managed, it cannot sell stocks or other assets as long as they are represented in the index or other benchmark. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAV and the risk that the ETFs may not be liquid. ETFs also may be leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns (or decline, in the case of inverse ETFs) of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged and inverse ETFs "reset" daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged and inverse ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.
Exchange Traded Notes (ETNs) are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines aspects of both bonds and ETFs. An ETN's returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs typically do not make periodic interest payments and principal typically is not protected.
ETNs also incur certain expenses not incurred by their applicable index. The market value of an ETN is determined by supply and demand, the current performance of the index or other reference asset, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their intraday indicative value. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN's share trades at a premium or discount to its NAV. Some ETNs that use leverage in an effort to amplify the returns of an underlying index or other reference asset can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.
Funds of Funds and Other Large Shareholders. Certain Fidelity ® funds and accounts (including funds of funds) invest in other funds ("underlying funds") and, as a result, may at times have substantial investments in one or more underlying funds.
An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund's shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund's shares.
When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity ® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time.
Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.
Strategic Advisers® Municipal Bond Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.
The policies and limitations regarding the fund's investments in futures contracts, options, and swaps may be changed as regulatory agencies permit.
The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.
Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). In addition, some currently available futures contracts are based on the Secured Overnight Financing Rate (SOFR) and other interest rates. Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant, when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's NAV. The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the futures commission merchant of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the futures commission merchant's other customers, potentially resulting in losses to the fund.
There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.
Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.
Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.
Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.
Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or over-the-counter (OTC). The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.
The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to a futures commission merchant as described above for futures contracts.
If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in price increases and, if a call writer does not hold the underlying instrument, a call writer's loss is theoretically unlimited.
Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.
There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value.
Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.
Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."
Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.
Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.
Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), asset swaps (e.g., where parties combine the purchase or sale of a bond with an interest rate swap), total return swaps, and credit default swaps. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member futures commission merchant may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. However, regulators have adopted rules imposing certain margin requirements, including minimums, on certain uncleared swaps which could reduce the distinction.
A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.
In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.
Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which a fund is the protection seller, the fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the fund by the credit default protection buyer. Any loss would be offset by the premium payments the fund receives as the seller of credit default protection.
If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity ® fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. This risk for cleared swaps is generally lower than for uncleared swaps since the counterparty is a clearinghouse, but there can be no assurance that a clearinghouse or its members will satisfy its obligations. Although there can be no assurance that a fund will be able to do so, a fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. A fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.
A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.
Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.
Hybrid and Preferred Securities. A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.
The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.
Illiquid Investments means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund. Illiquid securities may include (1) repurchase agreements maturing in more than seven days without demand/redemption features, (2) OTC options and certain other derivatives, (3) private placements, (4) securities traded on markets and exchanges with structural constraints, and (5) loan participations.
Under the supervision of the Board of Trustees, a Fidelity ® fund's adviser classifies the liquidity of a fund's investments and monitors the extent of a fund's illiquid investments.
Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.
Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment's liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund's investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.
Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has, at times, grown rapidly. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.
A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.
One rating service has, in the past, lowered its long-term sovereign credit rating on the United States. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by a rating service's decision to downgrade the long-term sovereign credit rating of the United States.
Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.
Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.
Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.
Inflation-protected securities, for example, can be indexed to a measure of inflation, such as the Consumer Price Index (CPI).
The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
Insolvency of Issuers, Counterparties, and Intermediaries. Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.
As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.
If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.
Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), a Fidelity ® fund may lend money to, and borrow money from, other funds advised by Fidelity Management & Research Company LLC (FMR) or its affiliates. Municipal funds currently intend to participate in this program only as borrowers. A Fidelity ® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity ® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.
Inverse Floaters have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels - rising when prevailing short-term interest rates fall, and falling when short-term interest rates rise. The prices of inverse floaters can be considerably more volatile than the prices of other investments with comparable maturities and/or credit quality.
Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.
Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
Low or Negative Yielding Securities. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including Japan and some European countries, are at or near historically low levels. Japan and those European countries have, from time to time, experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk for the markets as a whole and for the funds. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent a fund is exposed to such interest rates.
Money Market Securities are high-quality, short-term obligations. Money market securities may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a fund.
Municipal Insurance. A municipal bond may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).
Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal bond in the event of default by the issuer, and cover a municipal bond to its maturity, typically enhancing its credit quality and value.
Municipal bond insurance does not insure against market fluctuations or fluctuations in a fund's share price. In addition, a municipal bond insurance policy will not cover: (i) repayment of a municipal bond before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal bond issue whereby part of the municipal bond issue may be retired before maturity.
Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, not all of which have the highest credit rating, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole. Ratings of insured bonds reflect the credit rating of the insurer, based on the rating agency's assessment of the creditworthiness of the insurer and its ability to pay claims on its insurance policies at the time of the assessment. While the obligation of a municipal bond insurance company to pay a claim extends over the life of an insured bond, there is no assurance that municipal bond insurers will meet their claims. A higher-than-anticipated default rate on municipal bonds or in connection with other insurance the insurer provides could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders.
Strategic Advisers may decide to retain an insured municipal bond that is in default, or, in Strategic Advisers' view, in significant risk of default. While a fund holds a defaulted, insured municipal bond, the fund collects interest payments from the insurer and retains the right to collect principal from the insurer when the municipal bond matures, or in connection with a mandatory sinking fund redemption.
Municipal Leases and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, a fund will not hold these obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the purchaser a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the issue.
Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. If a municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.
Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected, and the Trustees would reevaluate the fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund.
Municipal securities may be susceptible to downgrade, default, and bankruptcy, particularly during economic downturns. Factors affecting municipal securities include the budgetary constraints of local, state, and federal governments upon which the municipalities issuing municipal securities may be relying for funding, as well as lower tax collections, fluctuations in interest rates, and increasing construction costs. Municipal securities are also subject to the risk that the perceived likelihood of difficulties in the municipal securities markets could result in increased illiquidity, volatility, and credit risk. Certain municipal issuers may be unable to obtain additional financing through, or be required to pay higher interest rates on, new issues, which may reduce revenues available for these municipal issuers to pay existing obligations. In addition, certain municipal issuers may be unable to issue or market securities, resulting in fewer investment opportunities for funds investing in municipal securities.
Education. In general, there are two types of education-related bonds: those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.
Electric Utilities. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.
Health Care. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.
Housing. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.
Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.
Water and Sewer. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.
Put Features entitle the holder to sell a security back to the issuer at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Demand features and standby commitments are types of put features.
Real Estate Investment Trusts (REITs). REITs issue debt securities to fund the purchase and/or development of commercial properties. The value of these debt securities may be affected by changes in the value of the underlying property owned by the trusts, the creditworthiness of the trusts, interest rates, and tax and regulatory requirements. REITs are dependent upon management skill and the cash flow generated by the properties owned by the trusts. REITs are at the risk of the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.
Refunding Contracts. Securities may be purchased on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and a purchaser to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A purchaser generally will not be obligated to pay the full purchase price if the issuer fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer. A purchaser may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract.
Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity ® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.
Restricted Securities (including Private Placements) are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities, including private placements of private and public companies, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.
Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity ® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage. Under SEC requirements, a fund needs to aggregate the amount of indebtedness associated with its reverse repurchase agreements and similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions.
SEC Rule 18f-4.   In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies (the "rule"). Subject to certain exceptions, the rule requires the funds to trade derivatives and certain other transactions that create future payment or delivery obligations subject to a value-at-risk (VaR) leverage limit and to certain derivatives risk management program, reporting and board oversight requirements. Generally, these requirements apply to any fund engaging in derivatives transactions unless a fund satisfies a "limited derivatives users" exception, which requires the fund to limit its gross notional derivatives exposure (with certain exceptions) to 10% of its net assets and to adopt derivatives risk management procedures. Under the rule, when a fund trades reverse repurchase agreements or similar financing transactions, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions. The SEC also provided guidance in connection with the final rule regarding the use of securities lending collateral that may limit securities lending activities. In addition, under the rule, a fund may invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that (i) the fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the "Delayed-Settlement Securities Provision"). A fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the fund treats any such transaction as a derivatives transaction for purposes of compliance with the rule. Furthermore, under the rule, a fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the funds to use derivatives, short sales, reverse repurchase agreements and similar financing transactions, and the other relevant transactions as part of its investment strategies. These requirements also may increase the cost of the fund's investments and cost of doing business, which could adversely affect investors.
Securities of Other Investment Companies , including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies such as mutual funds and ETFs, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies (including investment companies managed by affiliates of Strategic Advisers) involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses, unless such fees have been waived by Strategic Advisers. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market. Similarly, ETFs trade on a securities exchange and may trade at a premium or a discount to their NAV.
The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.
A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, Strategic Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.
Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.
Special Purpose Acquisition Companies (SPACs). A fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool money to seek potential acquisition opportunities. SPACs are collective investment structures formed to raise money in an initial public offering for the purpose of merging with or acquiring one or more operating companies (the "de-SPAC Transaction"). Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. In connection with a de-SPAC Transaction, the SPAC may complete a PIPE (private investment in public equity) offering with certain investors. A fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its de-SPAC Transaction.
Because SPACs do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC's management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. An investment in a SPAC is subject to a variety of risks, including that (i) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (ii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (iii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; (iv) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the fund believes is the SPAC interest's intrinsic value; (v) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of shareholders; (vi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (vii) the warrants or other rights with respect to the SPAC held by a fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (viii) a fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; and (ix) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction.
Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold, but only pursuant to an effective registration statement or other exemption from registration. The securities issued by a SPAC, which are typically traded either in the over-the-counter market or on an exchange, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.
Standby Commitments are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund may acquire standby commitments to enhance the liquidity of portfolio securities.
Ordinarily a fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.
Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. An adviser may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by a letter of credit. In evaluating a foreign bank's credit, an adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.
Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not generally marketable; and the possibility that the maturities of the underlying securities may be different from those of the commitments.
Structured Securities (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.
Temporary Defensive Policies. Strategic Advisers® Municipal Bond Fund reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in federally taxable obligations for temporary, defensive purposes.
Tender Option Bonds are created by depositing intermediate- or long-term, fixed-rate or variable rate, municipal bonds into a trust and issuing two classes of trust interests (or "certificates") with varying economic interests to investors. Holders of the first class of trust interests, or floating rate certificates, receive tax-exempt interest based on short-term rates and may tender the certificate to the trust at par. As consideration for providing the tender option, the trust sponsor (typically a bank, broker-dealer, or other financial institution) receives periodic fees. The trust pays the holders of the floating rate certificates from proceeds of a remarketing of the certificates or from a draw on a liquidity facility provided by the sponsor. A fund investing in a floating rate certificate effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The floating rate certificate is typically an eligible security for money market funds. Holders of the second class of interests, sometimes called the residual income certificates, are entitled to any tax-exempt interest received by the trust that is not payable to floating rate certificate holders, and bear the risk that the underlying municipal bonds decline in value. In selecting tender option bonds, FMR will consider the creditworthiness of the issuer of the underlying bond deposited in the trust, the experience of the custodian, and the quality of the sponsor providing the tender option. In certain instances, the tender option may be terminated if, for example, the issuer of the underlying bond defaults on interest payments.
Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity ® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.
If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the fund when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank account overnight. Any risks associated with such an account are investment risks of the fund. The fund faces the risk of loss of these balances if the bank becomes insolvent.
Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality, sometimes subject to a cap or floor on such rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. For purposes of determining the maximum maturity of a variable or floating rate security, a fund's adviser may take into account normal settlement periods.
In addition to other interbank offered rates (IBORs), the most common benchmark rate for floating rate securities is London Interbank Offered Rate (LIBOR), which is the rate of interest offered on short-term interbank deposits, as determined by trading between major international banks. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other IBORs were susceptible to manipulation. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of U.S. dollar overnight borrowings) and the Sterling Overnight Index Average rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until at least mid-2023. In addition, the United Kingdom Financial Conduct Authority (FCA) has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Although the transition process away from IBORs has become increasingly well-defined, any potential effects of a transition away from the IBORs on a fund and the financial instruments in which it invests can be difficult to ascertain, and may depend on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts; (ii) the effect of new legislation relating to the discontinuation of LIBOR and the use of replacement rates, and (iii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Moreover, certain aspects of the transition from IBORs will rely on the actions of third-party market participants, such as clearing houses, trustees, administrative agents, asset servicers and certain service providers; the Adviser cannot guarantee the performance of such market participants and any failure on the part of such market participants to manage their part of the IBOR transition could impact a fund. Such transition may result in a reduction in the value of IBOR-based instruments held by a fund, a reduction in the effectiveness of certain hedging transactions and increased illiquidity and volatility in markets that currently rely on an IBOR to determine interest rates, any of which could adversely impact the fund's performance.
In many instances bonds and participation interests have tender options or demand features that permit the holder to tender (or put) the bonds to an institution at periodic intervals and to receive the principal amount thereof. Variable rate instruments structured in this fashion are considered to be essentially equivalent to other variable rate securities. The IRS has not ruled whether the interest on these instruments is tax-exempt. Fixed-rate bonds that are subject to third-party puts and participation interests in such bonds held by a bank in trust or otherwise may have similar features.
When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.
When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.
A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.
Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.
In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.
Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund's service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund's manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund's ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.
While a fund's service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

PORTFOLIO TRANSACTIONS
To the extent that Strategic Advisers grants investment management authority over an allocated portion of the fund's assets to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section.
Orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Strategic Advisers (either directly or through its affiliates) or a sub-adviser, pursuant to authority contained in the management contract and the respective sub-advisory agreement.
Strategic Advisers or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.
The fund will not incur any commissions or sales charges when it invests in affiliated mutual funds, but it may incur such costs when it invests in non-affiliated funds and when it invests directly in other types of securities, including ETFs.
Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.
Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.
The Trustees of the  fund periodically review Strategic Advisers' and its affiliates' and each sub-adviser's performance of their respective responsibilities in connection with the placement of portfolio securities transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.
Strategic Advisers.
The Selection of Securities Brokers and Dealers
Strategic Advisers or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) to place or execute the fund's portfolio securities transactions. In selecting brokers, including affiliates of Strategic Advisers, to execute the fund's portfolio securities transactions, Strategic Advisers or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to Strategic Advisers' or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, Strategic Advisers or its affiliates may choose to execute an order using ECNs including broker-sponsored algorithmics, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors include, but are not limited to, the following: price; costs; the size, nature and type of order; the speed of executions; financial condition and reputation of the broker; broker specific considerations (e.g., not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; and the potential for information leakage; the nature or existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.
The trading desks through which Strategic Advisers or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities.
In seeking best execution for portfolio securities transactions, Strategic Advisers or its affiliates may from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. Strategic Advisers or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. Occasionally, Strategic Advisers or its affiliates execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of Strategic Advisers or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. Strategic Advisers or its affiliates execute futures transactions electronically.
The Acquisition of Brokerage and Research Products and Services
Strategic Advisers does not maintain a soft dollar program. Some sub-advisers to the fund use soft dollar or other commission-sharing arrangements in connection with transactions effected for the fund. In those cases, sub-advisers could, pursuant to their policies and procedures, allocate brokerage transactions of the fund to brokers in exchange for research-related or brokerage-related goods or services, provided that such arrangements meet the requirements of Section 28(e) of the Securities Exchange Act of 1934. Strategic Advisers does not obtain products, research, or services in connection with directing brokerage business to any broker or dealer.
Commission Recapture
Strategic Advisers  does not consider, in selecting or recommending brokers, whether Strategic Advisers or a related person to Strategic Advisers receives client referrals from a broker or third party. Strategic Advisers and its affiliates are authorized to allocate brokerage transactions to brokers who are not affiliates of Strategic Advisers who have entered into arrangements with Strategic Advisers or its affiliates under which the broker, using predetermined methodology, rebates a portion of the compensation paid by the fund to offset that fund's expenses, which is paid to Strategic Advisers or its affiliates. Not all brokers with whom the fund trades have agreed to participate in brokerage commission recapture. Strategic Advisers expects that brokers from whom Strategic Advisers or its affiliates purchase research products and services with their own resources (referred to as "hard dollars") are unlikely to participate in commission recapture.
Affiliated Transactions
In certain cases, Strategic Advisers and its delegates are authorized to place portfolio transactions with affiliated registered brokers or transfer agents. In particular, Strategic Advisers can place trades with National Financial Services LLC (NFS), through its Fidelity Capital Markets (FCM) division, and Luminex Trading & Analytics LLC (Luminex). Strategic Advisers will arrange for the execution of transactions through those brokers or dealers if Strategic Advisers reasonably believes that the quality of the execution of the transaction is comparable to what could be obtained through other qualified brokers or dealers. In determining the ability of a broker or dealer to obtain best execution, Strategic Advisers will consider a number of factors, including the broker's or dealer's execution capabilities, reputation, and access to the markets for the securities being traded. Sub-advisers of the fund are authorized to place portfolio transactions with Strategic Advisers' affiliated brokers in accordance with regulatory guidelines. For certain funds trades are facilitated through FMR's trading desk and then allocated to affiliated or unaffiliated executing brokers. In addition, from time to time, Strategic Advisers or its affiliates may place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent and/or use Level ATS, an alternative trading system that is deemed to be affiliated with the Adviser, for execution services.
The Trustees of the fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.
Non-U.S. Transactions
To facilitate trade settlement and related activities in non-United States securities transactions, Strategic Advisers or its affiliates may effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions may be effected on behalf of funds by parties other than Strategic Advisers or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.
Trade Allocation
Although the Trustees and officers of the fund are substantially the same as those of certain other funds managed by Strategic Advisers or its affiliates, investment decisions for the fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by Strategic Advisers or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.
When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by Strategic Advisers to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.
Delaware Investments Fund Advisers (DIFA).
All trading is executed with pre-approved broker/dealers that appear on the Firm's Approved Broker List. When selecting a counterparty, traders will consider the full range of broker/dealer qualifications and services including (but not limited to) items such as: overall competitiveness, flow of information, ability to provide liquidity, reputation and integrity, market liquidity, specialized expertise, and idea generation which benefit the client's account and achieve best execution.
Research and Other Soft Dollar Benefits
In order to pay for some of the investment research that is obtained from third-party sources, DIFA employs the use of soft dollars. Soft dollars are an arrangement in which a portion of each commission is used to pay for eligible services or research in addition to trade execution. DIFA utilizes commission sharing agreements (CSAs) to facilitate the payments to research providers. With a CSA, one combined commission rate is paid to an executing broker. A portion of the client commission is directed to the broker for its execution services while the other portion is a separately identified charge that is paid to a pool of "credits" and is used to obtain research products or services for the benefit of DIFA's investment decision making process. After accumulating credits within the pool, DIFA will subsequently direct that those credits be used to pay certain parties in return for eligible research products or services.
The types of research and services received by DIFA may include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities. In addition, the research or services received may include analyses and reports concerning issuers, securities, or industries; information on economic factors and trends; assistance in determining portfolio strategy; providing execution and clearance services and analysis information; and providing portfolio performance evaluation and technical market analysis. DIFA generally uses these services, and other research services, in connection with its investment decision-making process with respect to one or more funds and accounts, rather than using them exclusively with respect to the fund or account generating the brokerage business.
DIFA, from time to time, causes higher commissions to be paid to brokers and dealers who provide brokerage and research services than would be payable to another broker or dealer. However, as provided in the Securities Exchange Act of 1934 and the investment management agreements with DIFA's various clients, these higher commissions must always be deemed reasonable in relation to the value of the brokerage and research services received. Additionally, if DIFA receives a benefit that includes both brokerage and research services used by DIFA in connection with its investment decision-making process and services used in connection with administrative or other functions not related to the investment decision-making process, DIFA will make a good faith allocation of brokerage commissions for the brokerage and research services and will pay out of its own resources for services used in connection with administrative or other functions not related to its investment decision-making process. Such allocations are made, to the extent possible, based on some objective unit of measurement such as percentage of time used, number and responsibilities of users, transaction type, or some other unit of measure. At times, consistent with applicable law, DIFA receives research from a third party. Such third parties may also provide consulting services to clients regarding a variety of other financial services, such as investment management services or refer clients or potential clients to DIFA. Clients should be aware that these activities have the potential to cause a conflict of interest.
Aggregating Orders
Since certain clients have similar investment objectives and programs, DIFA generally will place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if it is believed that joint execution is in the best interest of each participant, will result in best execution and not systematically advantage or disadvantage any single client or group of clients over time. Transactions involving commingled orders are allocated in a manner deemed equitable to each account. When a combined order is executed in a series of transactions at different prices, each account participating in the order will be allocated an average price obtained from the executing broker. To ensure the equitable distribution of investment opportunities among clients of the firm, DIFA has adopted written trade allocation guidelines for its trading desks. Because a pro rata allocation does not always accommodate all facts and circumstances (such as initial public offerings), the guidelines provide for adjustments to allocation amounts in certain cases. For example, adjustments may be made: (1) to eliminate de minimis positions; (2) to give priority to accounts with specialized investment policies and objectives; (3) to reallocate in light of a participating portfolio's characteristics, such as available cash, industry or issuer concentration, duration, and credit exposure; and (4) to adjust trade allocation due to issuer or other required minimum piece sizes. Also, with private placement transactions, conditions imposed by the issuer or client limit availability of allocations to client accounts. Although the joint execution of orders and/or other allocation of orders could, in some cases, adversely affect the price or volume of the security that a particular account obtains, it is the opinion of DIFA that the advantages of combined orders and/or other allocation outweigh the possible disadvantages of separate transactions. At times, we place trades for certain accounts that are in direct conflict with the investment strategies and trades of other accounts. This occurs for instance, when DIFA places conflicting buy and sell orders in the same security. Clients should be aware that this conflict of interest can cause the market prices of the securities held by the other accounts to be adversely affected.
FIAM LLC (FIAM).
The Selection of Securities Brokers and Dealers
FIAM or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) with which to place the fund's portfolio securities transactions. In selecting brokers, including affiliates of FIAM, to execute the fund's portfolio securities transactions, FIAM or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to FIAM's or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution or use of specific brokers over other factors. Based on the factors considered, FIAM or its affiliates may choose to execute an order using electronic channels, including broker-sponsored algorithms, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors may include, but are not limited to the following: price; costs; the size, nature and type of the order; speed of execution, financial condition and reputation of the broker; broker-specific considerations (e.g., not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; confidentiality and the potential for information leakage; the nature of existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of brokerage and research products and services, if applicable and where allowed by law.
In seeking best execution for portfolio securities transactions, FIAM and/or its affiliates from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. FIAM and/or its affiliates may also select brokers that charge more than the lowest commission rate available from another broker. Occasionally FIAM and/or its affiliates execute an entire securities transaction with a broker and allocate ("step out") all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of FIAM or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. FIAM and/or its affiliates execute futures transactions verbally and electronically.
The Acquisition of Brokerage and Research Products and Services
To the extent permitted by applicable law, brokers (who are not affiliates of FIAM) that execute transactions for the fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to FIAM or its affiliates.
Research Products and Services.   Products and services that FIAM or its affiliates have received during the last fiscal year include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone, video and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. Brokers also provide brokerage and research products and services in the form of a specific proprietary or third-party product or service, upon request by FIAM or its affiliates. Some of these brokerage and research products and services supplement FIAM's or its affiliates' own research activities in providing investment advice to the fund.
Execution Services. In addition, when permissible under applicable law, brokerage and research products and services include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).
Mixed-Use Products and Services. Although FIAM or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they may use commission dollars to obtain certain products or services that are not used exclusively in their investment decision-making process (mixed-use products or services). In those circumstances, FIAM or its affiliates will make a good faith effort to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").
Benefits to FIAM. FIAM's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these products or services with their own resources. Therefore, an economic incentive exists for FIAM and/or its affiliates to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on FIAM's or its affiliates' clients interest in receiving most favorable execution. FIAM and its affiliates manage the receipt of brokerage and research products and services and the potential conflicts through their Commission Uses Program. The Commission Uses Program effectively "unbundles" commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. Those brokers have client commission arrangements (each a CCA) in place with FIAM and its affiliates (each of those brokers is referred to as CCA brokers). In selecting brokers for executing transactions on behalf of the fund, the trading desks through which FIAM or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the brokers' quality of execution and without any consideration of brokerage and research products and services the CCA broker provides. Commissions paid to a CCA broker include both an execution commission and either credits or transmits the research portion (also known as "soft dollars") to a CCA pool maintained by each CCA broker. Soft dollar credits ("credits") accumulated in CCA pools are used to pay research expenses. In some cases, FIAM or its affiliates request that a broker that is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid with credits from the CCA pool. The administration of brokerage and research products and services is managed separately from the trading desks, and the traders have no responsibility for administering the research program, including the payment for research. FIAM and/or its affiliates, at times, use a third-party aggregator to facilitate payments to research providers. Where an aggregator is involved, the aggregator would maintain credits in an account that is segregated from the aggregator's proprietary assets and the assets of its other clients ("segregated account") and use those credits to pay research providers as instructed by FIAM or its affiliates. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that FIAM or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services are provided at no additional cost to FIAM or its affiliates or might not have an explicit cost associated with them.
FIAM's Decision-Making Process. In connection with the allocation of fund brokerage, FIAM and/or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/ or research products and services provided to FIAM and/or its affiliates, viewed in terms of the particular transaction for the fund or FIAM's and/or its affiliates' overall responsibilities to that fund or other clients for which FIAM or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with the fund's brokerage does not benefit the fund and certain clients will receive the benefit of the brokerage and research product or service obtained with other clients' commissions. As required under applicable laws or client policy, commissions generated by certain clients may only be used to obtain certain brokerage and research products and services. As a result, certain client accounts will pay more proportionately for certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each client continues to be allocated equitably. Certain non-equity accounts that on rare occasion may receive an equity security through an issuer restructuring or other event and are required or determine to dispose of such equity security, subject to applicable law and client policy, may trade at execution only rates outside of the Commission Usage Program. While FIAM and its affiliates take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither FIAM, its affiliates, nor the fund incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these brokerage and research products and services assist FIAM or its affiliates in terms of their overall investment responsibilities to the fund or any other client accounts for which FIAM or its affiliates may have investment discretion. Certain client accounts use brokerage commissions to acquire brokerage and research products and services that also benefit other client accounts managed by FIAM or its affiliates, and not every client account uses the brokerage and research products and services that have been acquired through that account's commissions.
Research Contracts. FIAM and/or its affiliates have arrangements with certain third-party research providers and brokers through whom FIAM and/or its affiliates effect fund trades, whereby FIAM and/or its affiliates pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, FIAM and/or its affiliates, at times, will cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to FIAM and/or its affiliates, or that may be available from another broker. FIAM's or its affiliates' potential determination to pay for research products and services separately (e.g., with hard dollars) is wholly voluntary on FIAM's and its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.
Funds Managed within the European Union. FIAM and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as "MiFID II", as implemented in the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the "FCA"), where applicable.
For accounts that are managed within the United Kingdom, FIAM's affiliate FMR Investment Management (UK) Limited (FMRIM (UK)) uses research payment accounts (RPAs) to cover costs associated with equity and high income external research that is consumed by those accounts in accordance with MiFID II and FCA regulations. With RPAs, clients pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission1. For clients that use an RPA, FMRIM (UK) establishes a research budget. The budget is set by first grouping accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union or the United Kingdom. In this regard, research budgets are set by research needs and are not otherwise linked to the volume or value of transactions executed on behalf of the account. For clients where portions are managed both within and outside of the United Kingdom, external research is paid using both a CCA and an RPA. Determinations of what is eligible research and how costs are allocated are made in accordance with FIAM's and its affiliates' policies and procedures. Costs for research consumed by accounts that use an RPA are allocated among the accounts within defined strategies pro rata based on the assets under management for each account. While the research charge paid on behalf of any one client that uses an RPA varies over time, the overall research charge determined at the client level on an annual basis will not be exceeded.
FMRIM (UK) is responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets are maintained in accounts at a third-party depository institution, held in the name of FMRIM (UK). FMRIM (UK) provides to client accounts, on request, a summary of: (i) the providers paid from the RPA; (ii) the total amount they were paid over a defined period; (iii) the benefits and services received by FMRIM (UK); and (iv) how the total amount spent from the RPA compares to the research budget set for that period, noting any rebate or carryover if residual funds remain in the RPA.
Impacted accounts, like those accounts that participate in CCA pools, at times, will make payments to a broker that include both an execution commission and a research charge, but unlike CCAs (for which research charges may be retained by the CCA broker and credited to the CCA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA are used to satisfy external research costs consumed by the accounts.
If the costs of paying for external research exceed the amount initially agreed in relation to accounts in a given strategy, FIAM or its affiliates may continue to charge those accounts beyond the initially agreed amount in accordance with MiFID II, continue to acquire external research for the accounts using its own resources, or cease to purchase external research for those accounts until the next annual research budget. If assets for specific accounts remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year's research charges for those accounts or rebated to those accounts.
Accounts managed by FIAM or its affiliates that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FIAM and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMRIM (UK) portfolio managers that manage fixed income accounts in any manner inconsistent with MiFID II and FCA regulations.
1 The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would be permissible under Section 28(e) of the Securities Exchange Act of 1934 by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for brokerage and research products and services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered "commissions" for Section 28(e) purposes.
Commission Recapture
From time to time, FIAM or its affiliates engage in brokerage transactions with brokers who are not affiliates of FIAM who have entered into arrangements with FIAM or its affiliates under which the broker will, at times, rebate a portion of the compensation paid by a fund ("commission recapture"). Not all brokers with whom the fund trades have been asked to participate in brokerage commission recapture.
Affiliated Transactions
FIAM or its affiliates place trades with certain brokers, including NFS, through its Fidelity Capital Markets (FCM) division, and Luminex, with whom they are under common control or otherwise affiliated, provided FIAM or its affiliates determine that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the fund and subject to other applicable law. In addition, from time to time, FIAM or its affiliates place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent and/or use Level ATS, an alternative trading system that is deemed to be affiliated with the Adviser, for execution services. Similarly, equity trades may be executed through national securities exchanges in which FIAM or its affiliates have an interest. Any decision to execute a trade through an alternative trading system or exchange in which FIAM or its affiliates have an interest are made in accordance with applicable law, including their obligation to seek best execution. For trades placed on such a system or exchange, FIAM or its affiliates may benefit in the form of increased valuations(s) of its equity interest, or other renumeration, but it is not possible to predict the likelihood of that occurring or quantify the amount of any such benefit in advance.
The Trustees of the fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.
Non-U.S. Securities Transactions
To facilitate trade settlement and related activities in non-U.S. securities transactions, FIAM or its affiliates effect spot foreign currency transactions with foreign currency dealers or may engage a third party to do so. Due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions are effected on behalf of funds by parties other than FIAM or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.
Trade Allocation
Although the Trustees and officers of the fund are substantially the same as those of certain other Fidelity® funds, investment decisions for the fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.
When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by FIAM to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.
MacKay Shields LLC (MacKay Shields).
MacKay Shields determines which securities are to be purchased and sold for the portion of the Fund managed by MacKay Shields and which broker-dealers are eligible to execute such transactions. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities to be purchased on behalf of the Fund, as well as directly from issuers or from underwriters, who usually act as principal for their own accounts. Purchases from underwriters will typically include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.
MacKay Shields will seek best execution in placing transactions on behalf of the Fund. MacKay Shields expects that it will typically effect transactions on behalf of the portion of the Fund that it manages in over-the-counter ("OTC") securities directly with principals or market makers by paying an execution price within the spread of the bid and ask prices of the security and without incurring a commission charge.
When MacKay Shields selects a broker-dealer to execute a transaction on behalf of the Fund, MacKay Shields weighs a combination of criteria regarding the broker-dealer and the reasonableness of the offered execution price, including, but not limited to, the broker-dealer's: (i) quality of executions, accuracy and timeliness of executions, clearance of transactions and error/dispute resolution; (ii) integrity to handle transactions and ability to maintain the confidentiality of trading activity and information; (iii) reputation, financial condition, disciplinary history and stability; (iv) ability to execute a security transaction in the desired volume, the security price or the spread between the bid and asked prices of the security, and the size of a particular security order; (v) ability to provide access to securities in underwritten offerings and in the secondary market, its willingness to commit its own capital, its trading expertise and market knowledge, and the nature and frequency of its coverage in terms of providing market outlook, quotes on specific securities and sector research; (vi) responsiveness to MacKay Shields' portfolio managers, traders and investment operations personnel; and (vii) research services, including research created or developed by the broker-dealer and the broker-dealer's access to research that the broker-dealer itself has not created or developed (such as, without limitation, information on the economy and global market direction, industries, groups of securities, individual companies (including corporate historical data); technical market information, index holdings and data; earnings and revenue estimates and forecasts; price quotes; empirical and analytical research on the global economy; global short sale data; issuer-related data and reports, including data and meetings with corporate representatives, and reports from and calls and meetings with securities analysts and industry experts).
In evaluating the execution price to be paid to a broker-dealer in connection with a transaction executed on behalf of the Fund, MacKay Shields may determine that it is in the best interest of the Fund to pay a higher price than would be the case if no weight were given to the furnishing of brokerage and/or research services as described above, provided, however, that such price has been determined in good faith by MacKay Shields to be reasonable in relation to the services provided by such broker-dealer and consistent with its duty to achieve best execution on behalf of the Fund. Transactions may also be placed with broker-dealers who sell shares of the Fund subject to rules adopted by FINRA and the SEC, but under no circumstances may MacKay Shields consider a broker-dealer's promotion or sales of shares issued by the Fund as part of the broker-dealer selection process.
MacKay Shields does not utilize soft dollars for its fixed income business, including its investment strategy employed on behalf of the Fund, because the trading of fixed income securities, including municipal securities, typically does not generate a broker commission; instead, such securities are traded with a bid-asked spread to compensate the trading broker. However, as noted above, MacKay Shields may from time-to-time allocate transactions to broker-dealers that furnish it research, statistical information or other services. Supplementary research services furnished by broker-dealers through whom MacKay Shields effects transactions is in addition to and not in lieu of the broker-dealer's execution services, and is useful in varying degrees and may be used in servicing all of its client accounts; certain research services may not be directly useful to the Fund, but may be useful to MacKay Shields in advising its other clients. For the avoidance of doubt, pursuant to its Best Execution Policy, MacKay Shields is prohibited from paying a mark-up in connection with the purchase of, or accepting a mark-down in connection with the sale of, a fixed income security in order to receive research services from a broker-dealer.
It is possible that at times identical securities will be acceptable for both the Fund and one or more of other client accounts or pooled investment vehicles managed by MacKay Shields. In such event, the position of the Fund and such client account(s) or pooled investment vehicles in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. To the extent any of these client accounts or pooled investment vehicles seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or pooled investment vehicles simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day's transactions in such security will be allocated between the Fund and all such client accounts or pooled investment vehicles in a manner deemed fair and reasonable by MacKay Shields, taking into account the respective sizes of the accounts and the amount of cash available for investment, the investment objective of the account, and the ease with which a client's appropriate amount can be bought, as well as the liquidity and volatility of the account and the urgency involved in making an investment decision for the client. It is recognized that in some cases this methodology could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.
Massachusetts Financial Services Company (MFS).
Specific decisions to purchase or sell securities and other instruments for the Fund are made by persons affiliated with MFS. Any such person may serve other clients of MFS or any subsidiary of MFS in a similar capacity. When making trading decisions, MFS can select strategies or methods or directly select venues in order to seek best execution for client transactions. These decisions are influenced by a number of factors that are described more specifically below.
MFS seeks to obtain best execution for the Fund by executing transactions in such a manner that the Fund's total costs or proceeds in each transaction are the most favorable under the circumstances. Trading practices differ with respect to fixed income and equity securities, and the discussion of trading practices below will differ depending on security type. MFS deals with broker/dealers reasonably expected to provide the most favorable execution quality under the circumstances. The specific criteria used in selecting a broker/dealer will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select among multiple broker/dealers. MFS defines best execution as a process that seeks to execute portfolio transactions in a manner that MFS believes will provide the most favorable qualitative execution, including execution price and commission, spread, or other transaction costs, reasonably available under the circumstances. This process involves the evaluation of the trading process and execution results over extended periods. In seeking best execution, MFS takes into account several factors that it considers to be relevant, which include without limitation and in no particular order, the following: price; the size of the transaction; the nature of the market or the security; the amount of the commission or "spread"; the timing and potential for impact of the transaction, considering market prices and trends; the reputation, experience, and stability of the broker/dealer involved; the willingness of the broker/dealer to commit capital; the need for anonymity in the market; and the quality of services rendered by the broker/dealer in other transactions.
MFS places trades in various manners including through different broker/dealers, agency brokers, principal market-making dealers, smaller brokers and dealers, which may specialize in particular regions or asset classes, futures commission merchants, and OTC derivatives dealers (each, a "broker/dealer" for purposes of the discussion in this section) as well as via electronic trading platforms, including electronic communications networks (ECNs) (including, without limitation, multilateral trading facilities (MTFs), and alternative trading systems (ATSs)). These trading platforms often, in the case of equity transactions, execute transactions at a commission rate lower than that charged by a full-service broker/dealer. Additionally, subject to its obligation to seek best execution, MFS may also execute transactions through Luminex Trading & Analytics LLC (Luminex), an ATS of which MFS owns a small stake (i.e., less than 2%) of its parent company. Accordingly, there could be an economic incentive for MFS to route orders to Luminex to enhance its profitability.
In certain circumstances, such as a "buy-in" for failure to deliver, MFS is not able to select the broker/dealer who will transact to cover the failure. For example, if a Fund sells a security short and is unable to deliver the securities sold short, the broker/dealer through whom the Fund sold short must deliver securities purchased for cash, (i.e., effect a "buy-in," unless it knows that the Fund either is in the process of forwarding the securities to the broker/dealer or will do so as soon as possible without undue inconvenience or expense). Similarly, there can also be a failure to deliver in a long transaction and a resulting buy-in by the broker/dealer through whom the securities were sold. If the broker/dealer effects a buy-in, MFS will be unable to control the trading techniques, methods, venues, or any other aspect of the trade used by the broker/dealer.
Brokers/dealers generally will either receive (i) a commission, which is generally negotiable and can vary depending on the type of broker/dealer, type of trade (agency or principal), and market, or (ii) for trades executed on a "net" basis in lieu of a commission, a "spread" representing the difference (or a portion of the difference) between the buying price and the selling price.  Foreign equity securities are typically subject to a fixed notional commission rate which is negotiated on a country-by-country basis. Commissions in the United States are typically measured in cents per share, while commissions in most non-U.S. jurisdictions are typically measured in basis points. Fixed income transactions are generally traded in the over the counter market or on a venue and do not include a stated commission. As described above, the broker/dealer in a fixed income transaction typically retains the spread or a portion of the spread, and additionally the venue may receive some of the retained spread. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. Transaction costs related to trading may include market impact costs and opportunity costs in addition to dealer spreads and commission costs.
Commission rates for equity securities and some derivatives will vary depending upon the trading methods, venues, and broker/dealers selected, as well as the market(s) in which the securities are traded and their relative liquidity. As noted above, MFS can utilize a variety of broker/dealers and trading venues and strategies in order to seek best execution for client transactions. MFS evaluates various factors in selecting broker/dealers to execute trades, including the ability to execute trades with a minimum of market impact, the speed and efficiency of executions, electronic trading capabilities, adequacy of capital, commitment of capital when necessary or desirable, market color provided to MFS, execution services, and accommodation of MFS' special needs. MFS may employ outside vendors to provide reports on the quality of broker/dealer executions. With respect to transactions in derivatives, MFS trades only with broker/dealers with whom it has legally-required or client-requested documentation in place. MFS utilizes a global investment platform built on the principle of close collaboration among members of its investment team, where research and investment ideas are shared. MFS investment professionals rely on their own internal research in making investment decisions even though they utilize external research provided by brokers or other research providers to help develop investment ideas. External research is also used to help understand market consensus, sentiment, or perception, and identify relative inefficiencies more quickly and effectively.
MFS makes decisions on the procurement of external research separately and distinctly from decisions on the selection of brokers that execute transactions for the Fund. MFS will only execute a transaction with a broker/dealer who provides external research when, in MFS' judgment, the broker/dealer is capable of providing best execution for that transaction. However, as  permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), MFS may cause the Fund to pay a broker/dealer that provides "brokerage and research services" (as defined in Section 28(e)) an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker/dealers would have charged for the transaction if MFS determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided viewed in terms of MFS' overall responsibilities to the Fund. The brokerage and research services received may be useful and of value to MFS in serving both the accounts that generated the commissions and other clients of MFS. Accordingly, not all of the research and brokerage services provided by brokers through which the Fund's securities transactions are effected may be used by MFS in connection with the Fund whose account generated the brokerage commissions.
MFS has undertaken to bear the costs of external research for all accounts it advises, either by paying for external research out of its own resources, or by voluntarily reimbursing clients from its own resources for excess commissions paid to obtain external research. For accounts subject to a regulatory prohibition on the payment of excess commissions for research, including accounts that are directly or indirectly subject to the Markets in Financial Instruments Directive in the European Union or United Kingdom ("MiFID II accounts"), MFS will pay for external research out of its own resources. For all other accounts, MFS operates client commission arrangements that generate commission "credits" for the purchase of external research from commissions on equity trades in a manner consistent with Section 28(e). Under these arrangements, MFS may cause a client to pay commissions in excess of what the broker/dealer or other brokers might have charged for certain transactions in recognition of brokerage and research services provided by the executing broker/dealer. MFS has voluntarily undertaken to reimburse clients from its own resources in an amount equal to all commission credits generated under these arrangements.
The research services obtained by MFS through the use of commission credits may include: access to corporate management; industry conferences; research field trips to visit corporate management and/or to tour manufacturing, production or distribution facilities; statistical, research and other factual information or services such as investment research reports; access to analysts; a small number of expert networks; reports or databases containing corporate, fundamental, technical, and political analyses; ESG-related information; portfolio modeling strategies; and economic research services, such as publications, chart services, and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations.
Through the use of eligible brokerage and research services acquired with commission credits, MFS initially avoids the additional expenses that it would incur if it developed comparable information through its own staff or if it purchased such services with its own resources. As a result, the Fund may pay more for its portfolio transactions in the first instance than if MFS had the Fund pay execution only rates. However, because MFS has voluntarily undertaken to reimburse clients from its own resources for commission credits generated from client brokerage, MFS ultimately assumes the additional expenses that it would incur if it purchased external research with its own resources. If MFS determined to discontinue this voluntary undertaking, it may have an incentive to select or recommend a broker/dealer based on its interest in receiving external research rather than the Fund's interest in receiving lower commission rates.
Although MFS generally bears the costs of external research, MFS believes it generally does not pay, and therefore does not reimburse, clients with respect to research that is made available by a broker/dealer to all of its customers and that MFS considers to be of de minimis value, or for external research provided by executing brokers in fixed income transactions that incur mark-ups, mark-downs, and other fees rather than commissions. With respect to fixed income, MFS believes that executing brokers in fixed income transactions do not charge lower mark-ups, mark-downs, commission equivalents or other fees if clients forego research services. Consequently, MFS does not believe it pays higher mark-ups, mark-downs, commission equivalents or other fees to brokers on fixed income transactions than it would if it did not receive any research services from brokers. MFS may also execute purchase and sale transactions between the Fund and other funds or accounts managed by MFS or its affiliates (cross-trades).  Cross-trade transactions entered into by the Fund are executed in accordance with applicable rules under the 1940 Act and related policies approved by the Board.
T. Rowe Price Associates, Inc. (T. Rowe Price).
Investment or Brokerage Discretion
Decisions with respect to the selection, purchase, and sale of portfolio securities on behalf of all or a portion of the fund's assets (the sub-fund) are made by T. Rowe Price. T. Rowe Price is responsible for implementing these decisions for the funds, including, where applicable, the negotiation of commissions, the allocation of portfolio brokerage and principal business, and the use of affiliates to assist in routing orders for execution. T. Rowe Price and its affiliated advisers entity (the "T. Rowe Price Advisers") may delegate actual trade execution to the trading desks of other T. Rowe Price Advisers and may use these other T. Rowe Price Advisers for certain other trading-related services.
Broker-Dealer Selection
With respect to equity, fixed income, and derivative transactions, and subject to the investment limitations of each fund, T. Rowe Price may effect principal transactions on behalf of a fund with a broker-dealer that furnishes brokerage and, in certain cases, research services; designate a broker-dealer to receive selling concessions, discounts, or other allowances; and otherwise deal with a broker-dealer in the acquisition of securities in underwritings.
Fixed Income Securities
In purchasing and selling fixed income securities, T. Rowe Price ordinarily place transactions with the issuer or a broker-dealer acting as principal for the securities on a net basis, with no stated brokerage commission being paid by the client, although the price usually reflects undisclosed compensation to the broker-dealer. Fixed income transactions may also be placed with underwriters at prices that include underwriting fees. Fixed income transactions through broker-dealers reflect the spread between the bid and asked prices.
Foreign Currency Transactions
Subject to the investment limitations of each fund, T. Rowe Price may engage in foreign currency transactions ( FX ) to facilitate trading in or settlement of trades in foreign securities. T. Rowe Price may use FX, including forward currency contracts, when seeking to manage exposure to or profit from changes in interest or exchange rates; to protect the value of portfolio securities; or to facilitate cash management. T. Rowe Price selects broker-dealers that they believe will provide best execution on behalf of the funds and other investment accounts that they manage, frequently via electronic platforms. To minimize transaction costs, certain FX trading activity may be aggregated across accounts, including the funds, but each account's trade is individually settled with the counterparty.
Equity Securities
Subject to the investment limitations of each fund, in purchasing and selling equity securities, T. Rowe Price seeks to obtain best execution at favorable security prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. However, under certain conditions, higher brokerage commissions may be paid to broker-dealers providing brokerage and research services to T. Rowe Price than might be paid to other broker-dealers in accordance with Section 28(e) of the 1934 Act ( Section 28(e) ) and subsequent guidance from regulators.
In selecting broker-dealers to execute the funds' portfolio transactions, consideration is given to such factors as the (i) liquidity of the security; (ii) the size and difficulty of the order; (iii) the speed and likelihood of execution and settlement; (iv) the reliability, integrity and creditworthiness, general execution and operational capabilities of competing broker-dealers and services provided; and (v) expertise in particular markets. It is not the policy of T. Rowe Price to seek the lowest available commission rate where it is believed that a broker-dealer charging a higher commission rate would offer greater reliability or provide better pricing or more efficient execution. Therefore, T. Rowe Price pays higher commission rates to broker-dealers that are believed to offer greater reliability, better pricing, or more efficient execution.
Best Execution
T. Rowe Price's Global Trading Committee ( GTC ) oversees the brokerage allocation and trade execution policies for T. Rowe Price. The GTC is supported by the equity and fixed income best execution subcommittees in T. Rowe Price's compliance with the execution policy. The execution policy requires T. Rowe Price to execute trades consistent with the principles of best execution which requires an adviser to take all sufficient steps to obtain the best possible result for the funds taking into account various factors.
Research Benefits
T. Rowe Price believes that original in-house research is the primary driver of value-added active management. Although research created or developed by a broker-dealer or its affiliate and research created or developed by an independent third party is an important component of T. Rowe Price's investment approach, T. Rowe Price relies primarily upon their own research and subject any outside research to internal analysis before incorporating it into the investment process.
T. Rowe Price may use equity brokerage commissions in connection with securities transactions consistent with Section 28(e) and other relevant regulatory guidance to acquire brokerage services from broker-dealers. Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides research services than the commission another broker-dealer would charge, provided the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage services provided. An adviser may make this good faith determination based upon either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion.
T. Rowe Price bears the cost of research services for all client accounts advised or subadvised by T. Rowe Price. Client accounts only pay execution commissions in connection with equity securities transactions. For certain T. Rowe Price funds, T. Rowe Price continues to use equity brokerage commissions from those funds' transactions through commission-sharing arrangements (consistent with Section 28(e)) to compensate certain U.S. broker-dealers for research services. T. Rowe Price, however, voluntarily reimburses those T. Rowe Price funds for any amount collected into the commission-sharing arrangements.
T. Rowe Price acquires proprietary research from broker-dealers who also provide trade execution, clearing settlement, and/or other services. Research received from broker-dealers or independent third-party research providers generally includes information on the economy; industries; groups of securities; individual companies; statistical information; accounting and tax law interpretations; political developments; legal developments affecting portfolio securities; technical market action; pricing and appraisal services; credit analysis; currency and commodity market analysis; risk measurement analysis; performance analysis; and analysis of corporate, environmental, social, and governance responsibility issues.
Research services are received in the form of written reports; computer-generated data; telephone contacts; investment conferences; bespoke services; financial models; and personal meetings with security analysts, market specialists, corporate and industry executives, and other persons. Research may also include access to unaffiliated individuals with expertise in various industries, businesses, or other related areas, including use of expert referral networks that provide access to industry consultants, vendors, and suppliers. T. Rowe Price may use a limited number of expert networks.
T. Rowe Price generally pays for data subscriptions, investment technology tools, and other specialized services to assist with the investment process directly from its own resources. T. Rowe Price also pays for fixed income research and services directly from its own resources where feasible or required.
Allocation of Brokerage Business *
T. Rowe Price has a policy of not pre-committing a specific amount of business to any broker-dealer over any specific period. T. Rowe Price makes brokerage placement determinations, as appropriate, based on the needs of a specific transaction such as market-making, availability of a buyer for or seller of a particular security, or specialized execution skills. T. Rowe Price may choose to allocate brokerage among several broker-dealers able to meet the needs of the transaction. Allocation of brokerage business is monitored on a regularly scheduled basis by appropriate personnel and the GTC.
T. Rowe Price may have brokerage relationships with broker-dealers that are, or are an affiliate of, clients that have appointed T. Rowe Price or an affiliate to serve as investment adviser, trustee, or recordkeeper. T. Rowe Price also has other relationships with or may own positions in the publicly traded securities of the broker-dealers with which they transact with or on behalf of our clients.
Evaluating the Overall Reasonableness of Brokerage Commissions Paid
On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of funds and other institutional clients. In evaluating the reasonableness of commission rates, T. Rowe Price may consider any or all of the following: (a) rates quoted by broker-dealers; (b) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (c) the complexity of a particular transaction in terms of both execution and settlement; (d) the level and type of business conducted with a particular firm over a period of time; (e) the extent to which the broker-dealer has capital at risk in the transaction; (f) historical commission rates; (g) rates paid by other institutional investors based on available public information; and (h) research provided by the broker-dealer.
Commission Recapture
Currently, T. Rowe Price does not recapture commissions, underwriting discounts, or selling-group concessions for equity or fixed income securities acquired in underwritten offerings. T. Rowe Price may, however, designate a portion of the underwriting spread to broker-dealers that participate in the offering.
Block Trading/Aggregated Orders/Order Sequencing *
Because certain investment vehicles (including the funds) managed by T. Rowe Price and other affiliated investment advisers have similar investment objectives and programs, investment decisions may be made that result in the simultaneous purchase or sale of securities. As a result, the demand for, or supply of, securities may increase or decrease, which could have an adverse effect on prices. Aggregation of orders may be a collaborative process between trading and portfolio management staff. T. Rowe Price's policy is not to favor one client over another in grouping orders for various clients.
The grouping of orders could at times result in more or less favorable prices. In certain cases, where the aggregated order is executed in a series of transactions at various prices on a given day, each participating investment vehicle's proportionate share of grouped orders reflects the average price paid or received. T. Rowe Price may include orders on behalf of T. Rowe Price Funds and other clients and products advised by T. Rowe Price and their affiliates, including the not-for-profit entities T. Rowe Price Foundation, Inc., the T. Rowe Price Program for Charitable Giving, Inc., employee stock for certain Retirement Plan Services relationships, and T. Rowe Price and its affiliates' proprietary investments, in its aggregated orders.
T. Rowe Price and other affiliated investment advisers have developed written trade allocation guidelines for their trading desks. Generally, when the amount of securities available in a public or initial offering or the secondary markets is insufficient to satisfy the volume for participating clients, T. Rowe Price will make pro-rata allocations based upon the relative sizes of the participating client orders or the relative sizes of the participating client portfolios depending upon the market involved, subject to portfolio manager and trader input. For example, a portfolio manager may choose to receive a non-pro-rata allocation to comply with certain client guidelines, manage anticipated cash flows, or achieve the portfolio manager's long-term vision for the portfolio. Each investment vehicle (including the T. Rowe Price funds) receives the same average share price of the securities for each aggregated order. Because a pro-rata allocation may not always accommodate all facts and circumstances, the guidelines provide for adjustments to allocation amounts in certain cases. For example, adjustments may be made: (i) to eliminate de minimis positions or to satisfy minimum denomination requirements; (ii) to give priority to accounts with specialized investment policies and objectives; and (iii) to allocate in light of a participating portfolio's characteristics, such as available cash, industry or issuer concentration, duration, and credit exposure. Such allocation processes may result in a partial execution of a proposed purchase or sale order.
T. Rowe Price employs certain guidelines in an effort to ensure equitable distribution of investment opportunities among clients of the firm, which may occasionally serve to limit the participation of certain clients in a particular security, based on factors such as client mandate or a sector- or industry-specific investment strategy or focus. For example, accounts that maintain a broad investment mandate may have less access than targeted investment mandates to certain securities (e.g., sector-specific securities) where the relevant adviser does not receive a fully filled order (e.g., certain IPO transactions) or where aggregate ownership of such securities is approaching firm limits.  Also, for certain types of investments, most commonly private placement transactions, conditions imposed by the issuer may limit the number or type of clients allowed to participate or number of shares offered to T. Rowe Price.
T. Rowe Price has developed written trade sequencing and execution guidelines that they believe are reasonably designed to provide the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. The policies and procedures are intended to mitigate conflicts of interest when: (i) trading both long and short in the same security; and (ii) shorting a security that is held by other accounts managed by T. Rowe Price that are not simultaneously transacting in the security. Notwithstanding the application of T. Rowe Price's policies and procedures, it may not be possible to mitigate all conflicts of interest when transacting both long and short in the same security; therefore, there is a risk that one transaction will be completed ahead of the other transaction, that the pricing may not be consistent between long and short transactions, or that a long or short transaction may have an adverse impact on the market price of the security being traded.
Miscellaneous
The brokerage allocation policies for T. Rowe Price are generally applied to all of their fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by broker-dealers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including client accounts) managed by T. Rowe Price. Therefore, research services received from broker-dealers that execute transactions for a particular fund will not necessarily be used by T. Rowe Price in connection with the management of that fund.
The T. Rowe Price funds do not allocate business to any broker-dealer on the basis of its sales of the funds' shares. However, this does not mean that broker-dealers that purchase fund shares for their clients will not receive business from the fund. T. Rowe Price may give advice and take action for clients, including the funds, that differs from advice given or the timing or nature of action taken for other clients. T. Rowe Price is not obligated to initiate transactions for clients in any security that their principals, affiliates, or employees may purchase or sell for their own accounts or for other clients.
Purchase and sale transactions may be effected directly among and between non-ERISA client accounts (including affiliated mutual funds), provided no commission is paid to any broker-dealer, the security traded has readily available market quotations, and the transaction is effected at the independent current market price.
The GTC is responsible for developing brokerage policies, monitoring their implementation, and resolving any questions that arise in connection with these policies for T. Rowe Price.
T. Rowe Price has established a general investment policy that they will ordinarily not make additional purchases of a common stock for their clients (including the funds) if, as a result of such purchases, 10% or more of the outstanding common stock of the issuer would be held by clients in the aggregate. Approval may be given for aggregate ownership up to 20%, and in certain instances, higher amounts. All aggregate ownership decisions are reviewed by the appropriate oversight committee. For purposes of monitoring both of these limits, securities held by clients and clients of affiliated advisers are included.
Conflicts of Interest
Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, exchange-traded funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, and common trust funds. T. Rowe Price also provides non-discretionary advice to institutional investors in the form of delivery of model portfolios. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that they believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts.
The T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on funds, including the T. Rowe Price funds. T. Rowe Price acts as subadviser to two mutual funds offered by Morningstar. T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates. The T. Rowe Price funds may generally not purchase shares of stock issued by T. Rowe Price Group, Inc. However, a T. Rowe Price Index fund is permitted to make such purchases to the extent T. Rowe Price Group, Inc. is represented in the benchmark index the fund is designed to track.
Additional potential conflicts may be inherent in our use of multiple strategies. For example, conflicts will arise in cases where different clients invest in different parts of an issuer's capital structure, including circumstances in which one or more clients may own private securities or obligations of an issuer and other clients may own or seek to acquire securities of the same issuer. For example, a client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other clients have an equity investment or may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, is involved in a merger or acquisition or a going private transaction, decisions over the terms of any workout or transaction will raise conflicts of interests. While it is appropriate for different clients to hold investments in different parts of the same issuer's capital structure under normal circumstances, the interests of stockholders and debt holders may conflict, as the securities they hold will likely have different voting rights, dividend or repayment priorities or other features that could be in conflict with one another. Clients should be aware that conflicts will not necessarily be resolved in favor of their interests.
In some cases, T. Rowe Price or its affiliates may refrain from taking certain actions or making certain investments on behalf of clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory actions or other implications for T. Rowe Price or its affiliates, or may sell investments for certain clients, in such case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold. In other cases, T. Rowe Price or its affiliates may take actions in order to mitigate legal risks to T. Rowe Price or its affiliates, even if disadvantageous to a client.
Conflicts such as those described above may also occur between clients on the one hand, and T. Rowe Price or its affiliates, on the other. These conflicts will not always be resolved in the favor of the client. In addition, conflicts may exist between different clients of T. Rowe Price or its affiliates. T. Rowe Price and one or more of its affiliates may operate autonomously from each other and may take actions that are adverse to other clients managed by an affiliate. In some cases, T. Rowe Price or its affiliates will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect T. Rowe Price or its affiliates' clients. In addition, certain regulatory restrictions may prohibit clients of T. Rowe Price or its affiliates from investing in certain companies because of the applicability of certain laws and regulations to T. Rowe Price, its affiliates, or the T. Rowe Price funds. T. Rowe Price or its affiliates' willingness to negotiate terms or take actions with respect to an investment for its clients may be directly or indirectly, constrained or impacted to the extent that an affiliate or the T. Rowe Price funds and/or their respective directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investments.
Investment personnel are mindful of potentially conflicting interests of our clients with investments in different parts of an Issuer's capital structure and take appropriate measures to ensure that the interests of all clients are fairly represented.
* For a fund where T. Rowe Price International Ltd. (TRPIL), T. Rowe Singapore Private Ltd. (T. Rowe Singapore), or T. Rowe Price Hong Kong Limited (TRPHK) serves as a sub-subadviser the above disclosure also applies to TRPIL, T. Rowe Singapore, and TRPHK.
Western Asset Management Company, LLC (Western Asset).
Western Asset's role is that of a discretionary investment adviser, acting as agent for its clients. Western Asset agrees to the terms of trades with broker-dealers on behalf of its clients. In doing so, Western Asset seeks to obtain best execution when it trades on behalf of clients by taking into account relevant factors. These factors may vary depending on the instrument and asset class and the specific facts and circumstances of the trade or the current market.
In certain instances, there may be securities that are suitable as an investment for the Fund as well as for one or more of the other clients of Western Asset. Investment decisions for the Fund with respect to assets allocated to Western Asset and for Western Asset's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Fund. When purchases or sales of the same security for the Fund and for other portfolios managed by Western Asset occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.
Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions by the Fund. Transactions in foreign securities often involve the payment of brokerage commissions that may be higher than those in the United States. Fixed income securities are generally traded on a net basis (i.e., without a commission) through dealers acting as principal for their own account and not as brokers. This means that a dealer makes a market for securities by offering to buy at one price and selling the security at a slightly higher price. The difference between the prices is known as a "spread." Other portfolio transactions may be executed through brokers acting as agents and the Fund will pay a spread or commission in connection with such transactions. The cost of securities purchased from underwriters includes an underwriting commission, concession or a net price. The Fund may also purchase securities directly from the issuer.
In many cases, Western Asset executes trades utilizing electronic platforms. These are generally used for asset classes that are more highly liquid and have more standardized characteristics. Even with trading platforms, individual communications by telephone or electronic communication may still be employed as individual circumstances can vary. Larger or more complicated trades or trades in asset classes with less electronic platform utilization may still be done directly with brokers rather than using broader electronic platforms. In some cases, trades are done as broker-dealers approach Western Asset with instruments to sell or with interest to buy. In other cases, Western Asset acquires instruments through new issues in the primary market.
The general policy of Western Asset in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns. The Fund may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of the Fund, Western Asset also takes into account other factors bearing on the overall quality of execution, such as size of the order, difficulty of execution, the reliability of the broker/dealer, the competitiveness of the price and the commission, thought leadership/market color, the research services received and whether the broker/dealer commits its own capital.
In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to the Fund and/or the other accounts over which Western Asset exercises investment discretion. Western Asset is authorized to pay a broker or dealer that provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Western Asset determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. Investment research services may include thought leadership, market commentary, or other similar information and analysis on particular companies and industries as well as market or economic trends. If a research service also assists Western Asset in a non-research capacity (such as administrative functions), then only the percentage or component that provides assistance to Western Asset in the investment decision making process may be paid in commission dollars. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that Western Asset has with respect to accounts over which they exercise investment discretion. Western Asset may also have arrangements with brokers pursuant to which such brokers provide research services to Western Asset in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the Fund's costs, Western Asset does not believe that the receipt of such brokerage and research services significantly reduces its expenses as sub-adviser. Arrangements for the receipt of research services from brokers (so-called "soft dollar" arrangements) may create conflicts of interest. Although Western Asset is authorized to use soft dollar arrangements in order to obtain research services, it is not required to do so, and Western Asset may not be able or may choose not to use soft dollar arrangements because of regulatory restrictions, operational considerations or for other reasons.
Research services furnished to Western Asset by brokers that effect securities transactions for the Fund may be used by Western Asset in servicing other investment companies and accounts which Western Asset manages. Similarly, research services furnished to Western Asset by brokers that effect securities transactions for other investment companies and accounts which Western Asset manages may be used by Western Asset in servicing the Fund. Not all of these research services are used by Western Asset in managing any particular account, including the Fund.
Commissions Paid
A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.
The following table shows the fund's portfolio turnover rate for the fiscal period(s) ended May 31, 2023 and 2022. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in Strategic Advisers' investment outlook.
Turnover Rates	2023	2022
Strategic Advisers® Municipal Bond Fund	117%	134% (A),(B)

(A)Fund commenced operations on June 17, 2021.
(B)Annualized.

The following table shows the total amount of brokerage commissions paid by the following fund(s), comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal year(s) ended May 31, 2023 and 2022. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.
Fund	Fiscal Year Ended	Dollar Amount	Percentage of Average Net Assets
Strategic Advisers® Municipal Bond Fund	2023	$116,376	0.00%
	2022 (A)	$21,497	0.00%

(A) Fund commenced operations on June 17, 2021.
Brokerage commissions may vary significantly from year to year due to a variety of factors, including the types of investments selected by the sub-adviser(s), changes in transaction costs, and market conditions. During the fiscal year(s) ended May 31, 2023 and 2022, the following brokerage commissions were paid to affiliated brokers:
Fiscal Year End	Broker	Affiliated With	Transaction Initiated By	Commissions	Percentage of Aggregate Brokerage Commissions	Percentage of Aggregate Dollar Amount of Brokerage Transactions
2023	FCM	FMR LLC / Strategic Advisers	Strategic Advisers LLC	$88	0.08%	0.08%
2023	Luminex	FMR LLC / Strategic Advisers	Strategic Advisers LLC	$0	0.00%	0.00%
2022 (A)	FCM	FMR LLC / Strategic Advisers	Strategic Advisers LLC	$0	0.00%	0.00%
2022 (A)	Luminex	FMR LLC / Strategic Advisers	Strategic Advisers LLC	$0	0.00%	0.00%
(A) Fund commenced operations on June 17, 2021.

During the fiscal year ended May 31, 2023, Strategic Advisers® Municipal Bond Fund paid no brokerage commissions to firms for providing research or brokerage services.
VALUATION
The NAV is the value of a single share. NAV is computed by adding the value of a fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.
The Board of Trustees has designated the fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. The Committee may rely on information and recommendations provided by affiliates of Strategic Advisers in fulfilling its responsibilities, including the fair valuation of securities.
Shares of underlying funds (other than ETFs) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. The Board of Trustees of each underlying Fidelity ® fund has designated the underlying fund's investment adviser as the valuation designee responsible for that fund's fair valuation function and performing fair value determinations as needed. References below to the Committee refer to the Fair Value Committee of the fund's adviser or an underlying Fidelity ® fund's adviser, as applicable.
Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying Fidelity ® non-money market fund, are valued as follows:
Most equity securities (including securities issued by ETFs) are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.
Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.
Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.
Prices described above are obtained from pricing services that have been approved by the Committee. A number of pricing services are available and a fund may use more than one of these services. A fund may also discontinue the use of any pricing service at any time. Strategic Advisers through the Committee engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.
Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including, but not limited to, price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading. The frequency that portfolio securities or assets are fair valued cannot be predicted and may be significant.
Portfolio securities and assets held by an underlying Fidelity ® money market fund are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price a money market fund would receive if it sold the instrument.
At such intervals as they deem appropriate, the Trustees of an underlying Fidelity ® money market fund consider the extent to which NAV calculated using market valuations would deviate from the $1.00 per share calculated using amortized cost valuation. If the Trustees believe that a deviation from a money market fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.
In determining the fair value of a private placement security for which market quotations are not available, the Committee generally applies one or more valuation methods including the market approach, income approach and cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.
The fund's adviser reports to the Board information regarding the fair valuation process and related material matters.

BUYING AND SELLING INFORMATION
Shares of the fund are offered only to certain clients of Strategic Advisers or its affiliates that have granted Strategic Advisers discretionary investment authority. If you are not currently a client in a discretionary investment program offered by Strategic Advisers or its affiliates, please call 1-800-544-3455 for more information.
Investors participating in a discretionary investment program are charged an annual advisory fee based on a percentage of the average market value of assets in their account. The stated fee is then reduced by a credit reflecting the amount of fees, if any, received by Strategic Advisers LLC or its affiliates from mutual funds for investment management or certain other services.
The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if Strategic Advisers determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the NAV of a fund or class, as applicable. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.
The fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. The fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES
Dividends. To the extent that the fund's income is reported in a written statement to shareholders as federally tax-exempt interest, the dividends declared by the fund will be federally tax-exempt, provided that the fund qualifies to pay tax-exempt dividends. In order to qualify to pay tax-exempt dividends, at least 50% of the value of the fund's total assets (including uninvested assets) must consist of tax-exempt municipal securities at the close of each quarter of the fund's taxable year.
Generally, the fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. Neither Strategic Advisers LLC nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued and you may need to file an amended income tax return. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal tax treatment of the structure.
Interest on certain "private activity" securities is subject to the federal Alternative Minimum Tax (AMT) for individuals, although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities is a tax preference item for the purposes of determining whether an individual is subject to the AMT and the amount of AMT to be paid, if any.
A portion of the gain on municipal bonds purchased at market discount is taxable to shareholders as ordinary income, not as capital gains.
You may also receive distributions attributable to interest payments on taxable money market securities. Such distributions will generally be taxable as ordinary income at the federal, state, and local levels.
Capital Gain Distributions. Unless your shares of the fund are held in a tax-advantaged retirement plan, the fund's long-term capital gain distributions, including amounts attributable to an underlying fund's long-term capital gain distributions, are federally taxable to shareholders generally as capital gains.
The following table shows the fund's aggregate capital loss carryforward as of May 31, 2023, which is available to offset future capital gains. A fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.
Fund	Capital Loss Carryforward (CLC)
Strategic Advisers® Municipal Bond Fund	$887,417,478
Returns of Capital. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold in taxable accounts.
Foreign Taxation. Foreign governments may impose withholding taxes on dividends and interest earned by the fund with respect to foreign securities held directly by the fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by the fund.
Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.
Fund of Funds. Because the fund is expected to invest in underlying funds in a fund of funds structure, the fund's realized losses on sales of shares of an underlying fund may be indefinitely or permanently deferred as "wash sales." Distributions of short-term capital gains by an underlying fund will be recognized as ordinary income by the upper-tier fund and would not be offset by the upper-tier fund's capital loss carryforwards, if any. Capital loss carryforwards of an underlying fund, if any, would not offset net capital gains of the upper-tier fund or of any other underlying fund.
Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity ® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 14 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Kathleen Murphy is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity®; funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.
The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund  are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Charles S. Morrison (1960)
Year of Election or Appointment: 2020
Trustee
Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.
Kathleen Murphy (1963)
Year of Election or Appointment: 2022
Trustee
Chair of the Board of Trustees
Ms. Murphy also serves as Trustee of other funds. Ms. Murphy serves as a Senior Adviser to the Chief Executive Officer of Fidelity Investments (2022-present), member of the Board of Directors of Snyk Technologies (cybersecurity technology, 2022-present), member of the Advisory Board of FliptRX (pharmacy benefits manager, 2022-present), member of the Board of Directors of Fidelity Investments Life Insurance Company (2009-present)), and member of the Board of Directors of Empire Fidelity Investments Life Insurance Company (2009-present). Previously, Ms. Murphy served as President of Personal Investing at Fidelity Investments (2009-2021), Chief Executive Officer of ING U.S. Wealth Management (2003-2008), and Deputy General Counsel, General Counsel and Chief Compliance Officer (1997-2003) of Aetna. Ms. Murphy also serves as Vice Chairman of the Board of Directors of the National Football Foundation (2013-present).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006
Trustee
Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is an independent Director of BLPF GP LLC (general partner of a private fund, 2006-present) and BlackRock US Core Property Fund, Inc. (real estate investment trust, 2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then, Aldrich, Eastman and Waltch, L.P.). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research and the Board of Trustees of the Museum of Fine Arts Boston.
Mary C. Farrell (1949)
Year of Election or Appointment: 2013
Trustee
Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and Director (2006-present) and Chair (2021-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005) and President (2009-2021) of the Howard Gilman Foundation (charitable organization). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.
Karen Kaplan (1960)
Year of Election or Appointment: 2006
Trustee
Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chair (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Executive Committee and past Chair of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women's Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2017-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), Secretary of the Ad Council, Inc. (2022-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of The Michaels Companies, Inc. (specialty retailer, 2015-2021), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women's accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).
Christine Marcks (1955)
Year of Election or Appointment: 2020
Trustee
Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President - Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity ® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption University (2019-present).
Heidi L. Steiger (1953)
Year of Election or Appointment: 2017
Trustee
Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and Chair of the Board of Directors and Chair of the Compensation Committee of Live Current Media, Inc. (2022-present). Previously, Ms. Steiger served as a member of the Board of Directors (2013-2021) and member of the Membership and Executive Committee (2017-2021) of Business Executives for National Security (nonprofit), a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009
Member of the Advisory Board
Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum's Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Assistant Secretary
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
James D. Gryglewicz (1972)
Year of Election or Appointment: 2015
Chief Compliance Officer
Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Christina H. Lee (1975)
Year of Election or Appointment: 2020
Secretary and Chief Legal Officer
Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).
Chris Maher (1972)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2020
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Standing Committees of the Trustees. The Board of Trustees has established two committees to supplement the work of the Board as a whole. The members of each committee are Independent Trustees.
The Audit and Compliance Committee is composed of all of the Independent Trustees, with Ms. Steiger currently serving as Chair. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. The committee determines whether at least one member of the committee is an "audit committee financial expert" as defined in rules promulgated by the SEC under the Sarbanes-Oxley Act of 2002. The committee normally meets in conjunction with in person meetings of the Board of Trustees, or more frequently as called by the Chair or a majority of committee members. The committee meets separately periodically with the fund's Treasurer, the fund's Chief Financial Officer, the fund's CCO, personnel responsible for the internal audit function of FMR LLC, and the fund's outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the fund for the purpose of preparing or issuing an audit report or related work. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the fund and the fund's service providers, (ii) the financial reporting processes of the fund , (iii) the independence, objectivity and qualification of the auditors to the fund, (iv) the annual audits of the fund's financial statements, and (v) the accounting policies and disclosures of the fund. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations (auditor independence regulations) of the SEC. It is responsible for approving all audit engagement fees and terms for the fund and for resolving disagreements between the fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the fund report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the fund and any service providers consistent with Public Company Accounting Oversight Board (PCAOB) Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence. The committee will discuss with the outside auditors any such disclosed relationships and their impact on the auditor's independence and objectivity. The committee will receive reports of compliance with provisions of the auditor independence regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the fund's service providers' internal controls and reviews with management, internal audit personnel of FMR LLC, and outside auditors the adequacy and effectiveness of the fund's and service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the fund's ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the fund's or service provider's internal controls over financial reporting. The committee will review with counsel any legal matters that may have a material impact on the fund's financial statements and any material reports or inquiries received from regulators or governmental agencies. The committee reviews at least annually a report from the outside auditor describing (i) any material issues raised by the most recent internal quality control review, peer review, or PCAOB examination of the auditing firm and (ii) any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm since the most recent report and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the fund's financial reporting process from the fund's Treasurer and outside auditors and will receive reports from any outside auditor relating to (i) critical accounting policies and practices used by the fund, (ii) alternative accounting treatments that the auditor has discussed with Strategic Advisers, and (iii) other material written communications between the auditor and Strategic Advisers (as determined by the auditor). The committee will discuss with Strategic Advisers, the fund's Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the fund. The committee will review with Strategic Advisers, the fund's Treasurer, outside auditors, and internal audit personnel of FMR LLC (to the extent relevant) the results of audits of the fund's financial statements. The committee will discuss regularly and oversee the review of the fund's major internal controls exposures, the steps that have been taken to monitor and control such exposures, and any risk management programs relating to the fund. The committee also oversees the administration and operation of the compliance policies and procedures of the fund and fund's service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee of the Board of Trustees or reserved to the Board itself. The committee has responsibility for recommending to the Board the designation of a CCO of the fund. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO and, if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports on significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the fund's compliance policies as required by Rule 38a-1 and quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws.
The Governance and Nominating Committee is composed of all of the Independent Trustees, with Ms. Farrell currently serving as Chair. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the Statement of Policy Relating to Personal Investing by the Independent Trustees and Independent Advisory Board Members. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the fund's or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the fund's expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the fund, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation.
During the fiscal year ended May 31, 2023, each committee held the number of meetings shown in the table below:
COMMITTEE	NUMBER OF MEETINGS HELD
Audit and Compliance Committee	5
Governance and Nominating Committee	4

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2022.
Interested Trustees
DOLLAR RANGE OF FUND SHARES	Charles S Morrison	Kathleen Murphy
Strategic Advisers® Municipal Bond Fund	over $100,000	over $100,000
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000

Independent Trustees
DOLLAR RANGE OF FUND SHARES	Peter C Aldrich	Mary C Farrell	Karen Kaplan	Christine Marcks
Strategic Advisers® Municipal Bond Fund	over $100,000	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	none	over $100,000	none

DOLLAR RANGE OF FUND SHARES	Heidi L Steiger
Strategic Advisers® Municipal Bond Fund	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended May 31, 2023, or calendar year ended December 31, 2022, as applicable.
Compensation Table (A)
AGGREGATE COMPENSATION FROM A FUND	Peter C Aldrich	Mary C Farrell	Karen Kaplan	Christine Marcks
Strategic Advisers® Municipal Bond Fund	$11,122	$12,792	$11,122	$11,122
TOTAL COMPENSATION FROM THE FUND COMPLEX (B)	$297,500	$342,500	$297,500	$297,500

AGGREGATE COMPENSATION FROM A FUND	Heidi L Steiger
Strategic Advisers® Municipal Bond Fund	$12,961
TOTAL COMPENSATION FROM THE FUND COMPLEX (B)	$347,500

(A) Charles S. Morrison, Kathleen Murphy, and Howard E. Cox, Jr. are interested persons and are compensated by Strategic Advisers or an affiliate (including FMR).

(B) Reflects compensation received for the calendar year ended December 31, 2022, for 14 funds of one trust. Compensation figures include cash and may include amounts elected to be deferred.

As of May 31, 2023, the Trustees, Members of the Advisory Board (if any), and officers of the fund owned, in the aggregate, less than 1% of each class's total outstanding shares, with respect to the fund.

CONTROL OF INVESTMENT ADVISERS
FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of Strategic Advisers, FIAM, FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.
At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.
DIFA is a series of Macquarie Investment Management Business Trust, a registered investment advisor and Delaware statutory trust. Macquarie Investment Management Business Trust is a subsidiary of Macquarie Management Holdings, Inc. ("MMHI"). MMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group Limited ("Macquarie"). Macquarie is a Sydney, Australia-headquartered, publicly listed global provider of banking, financial, advisory, investment and funds management services.
FIAM is a registered investment adviser. FMR LLC is the ultimate parent company of FIAM. Information regarding the ownership of FMR LLC is disclosed above.
MacKay Shields is a registered investment adviser. MacKay Shields is 100% owned by New York Life Investment Management Holdings LLC, which is wholly owned by New York Life Insurance Company, their ultimate parent.
MFS is a registered investment adviser. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).
T. Rowe Price is a registered investment adviser. T. Rowe Price Group, Inc., a publicly-traded financial services holding company (NASDAQ: TROW), owns 100% of the stock of T. Rowe Price and all of its subsidiaries.
Western Asset is a registered investment adviser. Western Asset is headquartered in Pasadena, California. Western Asset is ultimately a wholly-owned subsidiary of Franklin Resources, Inc. [NYSE: BEN], a global investment management organization with subsidiaries operating as Franklin Templeton in over 165 countries.
Strategic Advisers, the sub-adviser(s), the sub-subadviser(s) (if any), (the Investment Advisers), Fidelity Distributors Company LLC (FDC), and the fund have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the fund, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including the Investment Advisers' investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.
MANAGEMENT CONTRACT
The fund has entered into a management contract with Strategic Advisers, pursuant to which Strategic Advisers furnishes investment advisory and other services.
The fund's initial shareholder approved a proposal permitting Strategic Advisers to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements, subject to conditions of an exemptive order that has been granted by the SEC (Exemptive Order). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. Subject to oversight by the Board of Trustees, Strategic Advisers has the ultimate responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.
Strategic Advisers has retained Delaware Investments Fund Advisers, FIAM LLC, MacKay Shields LLC, Massachusetts Financial Services Company, T. Rowe Price Associates, Inc., and Western Asset Management Company, LLC to serve as sub-advisers for the fund.
FIAM, in turn, has retained FMR UK, FMR H.K., and FMR Japan to serve as sub-subadvisers for the fund.
The sub-advisers do not sponsor the fund.
It is not possible to predict the extent to which the fund's assets will be invested by a particular sub-adviser at any given time and one or more sub-advisers may not be managing any assets for the fund at any given time.
Management and Sub-Advisory Services. Under the terms of its management contract with the fund, Strategic Advisers acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. Strategic Advisers is authorized, in its discretion, to allocate the fund's assets pursuant to its investment strategy. Strategic Advisers or its affiliates provide the fund with all necessary office facilities and personnel for servicing the fund's investments, compensate all officers of the fund and all Trustees who are interested persons of the trust or of Strategic Advisers, and compensate all personnel of the fund or Strategic Advisers performing services relating to research, statistical and investment activities.
In addition, Strategic Advisers or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.
Under its respective sub-advisory agreement, and subject to the supervision of the Board of Trustees, each sub-adviser directs the investment of its allocated portion of the fund's assets in accordance with the fund's investment objective, policies and limitations.
Management-Related Expenses. In addition to the management fee payable to Strategic Advisers, the fund pays all of its expenses that are not assumed by Strategic Advisers or its affiliates. Under the terms of separate agreements between Strategic Advisers and the fund's transfer agent and service agent, Strategic Advisers or an affiliate is responsible for the payment of any fees associated with the transfer agent and service agent agreements. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, fees and expenses associated with the fund's securities lending program, if applicable, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
Management Fee.

For the services of Strategic Advisers under the management contract, the fund pays Strategic Advisers a monthly management fee calculated by adding the annual rate of 0.25% of the fund's average daily net assets throughout the month plus the total fees payable monthly to the fund's sub-advisers, if any, pursuant to the applicable investment sub-advisory agreement(s); provided, however, that the fund's maximum aggregate annual management fee will not exceed 0.60% of the fund's average daily net assets.
In addition, Strategic Advisers has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the average daily net assets of the fund until September 30, 2025. The fee waiver will increase returns.
The following table shows the amount of management fees paid by the fund to Strategic Advisers for the fiscal year(s) ended May 31, 2023 and 2022. In addition, the table shows the amount of waivers reducing management fees.
Fund(s)	Fiscal Years Ended	Amount of Waivers Reducing Management Fees	Management Fees Paid to Investment Adviser	Management Fees Paid as a % of Average Net Assets of the Fund
Strategic Advisers® Municipal Bond Fund	2023	$28,559,872	$8,370,713	0.07%
	2022 (A)	$12,598,783	$1,542,677	0.03% (B)
(A)Fund commenced operations on June 17, 2021.
(B)Annualized.
Strategic Advisers may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. Strategic Advisers retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements will increase returns, and repayment of the reimbursement will decrease returns.
Sub-Adviser - DIFA.  The fund and Strategic Advisers have entered into a sub-advisory agreement with DIFA pursuant to which DIFA may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays DIFA fees based on the net assets of the portion of the fund managed by DIFA pursuant to a separately negotiated investment mandate (a "Strategy"). The fees are calculated using the effective rate applicable to Aggregated Assets managed by DIFA under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by DIFA pursuant to that Strategy.
Sub-Adviser - FIAM. The fund and Strategic Advisers have entered into a sub-advisory agreement with FIAM pursuant to which FIAM may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays FIAM fees based on the net assets of the portion of the fund managed by FIAM pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by FIAM under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by FIAM pursuant to that Strategy.
The following fee rate schedule applies to the mandate below.
Municipal Income:  0.175% of the first $250 million in assets; 0.12% of the next $250 million in assets; and 0.09% on any amount in excess of $500 million in assets.
On behalf of the fund, FIAM, in turn, has entered into sub-subadvisory agreement(s) with FMR UK, FMR H.K., and FMR Japan. Pursuant to the sub-subadvisory agreement, FIAM may receive from the sub-subadviser investment research and advice on issuers outside the United States (non-discretionary services) and FIAM may grant the sub-subadviser investment management authority and the authority to buy and sell securities if FIAM believes it would be beneficial to the fund (discretionary services). FIAM, not the fund, pays the sub-subadviser(s).
Sub-Adviser - MacKay Shields.  The fund and Strategic Advisers have entered into a sub-advisory agreement with MacKay Shields pursuant to which MacKay Shields may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays MacKay Shields fees based on the net assets of the portion of the fund managed by MacKay Shields pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by MacKay Shields under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by MacKay Shields pursuant to that Strategy.
Sub-Adviser - MFS.  The fund and Strategic Advisers have entered into a sub-advisory agreement with MFS pursuant to which MFS may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays MFS fees based on the net assets of the portion of the fund managed by MFS pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by MFS under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by MFS pursuant to that Strategy.
Sub-Adviser - T. Rowe Price.  The fund and Strategic Advisers have entered into a sub-advisory agreement with T. Rowe Price pursuant to which T. Rowe Price may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays T. Rowe Price fees based on the net assets of the portion of the fund managed by T. Rowe Price pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by T. Rowe Price under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by T. Rowe Price pursuant to that Strategy.
Sub-Adviser - Western Asset.  The fund and Strategic Advisers have entered into a sub-advisory agreement with Western Asset pursuant to which Western Asset may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays Western Asset fees based on the net assets of the portion of the fund managed by Western Asset pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by Western Asset under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by Western Asset pursuant to that Strategy.
The following table shows the amount of sub-advisory fees paid by Strategic Advisers, on behalf of the fund, to FIAM for the fiscal year(s) ended May 31, 2023 and 2022.
Fund	Fiscal Years Ended	Sub-Advisory Fees Paid to FIAM	Sub-Advisory Fees Paid to FIAM as a % of Average Net Assets of the Fund
Strategic Advisers® Municipal Bond Fund	2023 (A)	$1,906,611	0.02% (B)
	2022	$0	0.00%

( A ) FIAM began managing a portion of the fund's assets on June 21, 2022 (inception date).
( B ) Annualized from inception date.
The following table shows the aggregate amount of sub-advisory fees paid by Strategic Advisers, on behalf of the fund, to sub-adviser(s) other than FIAM LLC for the fiscal year(s) ended May 31, 2023 and 2022.
Fund	Fiscal Years Ended	Aggregate Sub-Advisory Fees Paid to Unaffiliated Sub-Adviser(s)	Aggregate Sub-Advisory Fees Paid to Unaffiliated Sub-Adviser(s) as a % of Average Net Assets of the Fund
Strategic Advisers® Municipal Bond Fund	2023	$6,505,645	0.06%
	2022 (A)	$1,530,085	0.03% (B)

(A)Fund commenced operations on June 17, 2021.
(B)Annualized.
Expense estimates, which are accrued in the period to which they relate and adjusted when actual amounts are known, will cause differences between the amount of the management fees paid by the fund to Strategic Advisers and the aggregate amount of the sub-advisory fees paid by Strategic Advisers, on behalf of the fund, to the sub-adviser(s).
Chris Heavey is an employee of Strategic Advisers, a subsidiary of FMR LLC and an affiliate of FMR. Strategic Advisers is the adviser to the fund.
Mr. Heavey is Lead Portfolio Manager of the fund, and receives compensation for those services. As of May 31, 2023, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by Strategic Advisers or at the election of the portfolio manager.
The portfolio manager's base salary is determined by level of responsibility and tenure at Strategic Advisers or its affiliates. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and a defined peer group assigned to each fund or account, and (ii) the investment performance of a broad range of Strategic Advisers® funds and accounts, including the fund. Accounts may include model portfolios designed for asset allocation, retirement planning, or tax-sensitive goals. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s), and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and peer group. A smaller subjective component of the bonus is based on the portfolio manager's overall contribution to management of Strategic Advisers. The portion of the portfolio manager's bonus that is linked to the investment performance of the portfolio manager's fund is based on the fund's pre-tax investment performance measured against the Bloomberg Municipal Bond Index, and the pre-tax investment performance of the fund measured against the Morningstar® Municipal National Long Category. The portfolio manager may be compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, Strategic Advisers' parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.
The portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, the portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by Strategic Advisers or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.
The following table provides information relating to other accounts managed by Chris Heavey as of May 31, 2023:
	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts**
Number of Accounts Managed	3	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$21,419	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Strategic Advisers ® Municipal Bond Fund ($12,997 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
** Includes assets invested in registered investment companies managed by the portfolio manager.
As of May 31, 2023 the dollar range of shares of Strategic Advisers ® Municipal Bond Fund beneficially owned by Mr. Heavey was $50,001 - $100,000.

PROXY VOTING GUIDELINES

Proxy Voting - Strategic Advisers.
On behalf of the fund, the Board of Trustees of the trust has delegated proxy voting authority to Strategic Advisers. Strategic Advisers has established the following Proxy Voting Guidelines.
I. General Principles
A. Strategic Advisers generally intends to vote shares of underlying funds held by a fund using echo voting procedures (that is, in the same proportion as the holders of all other shares of the particular underlying fund).
B. Any proposals not covered by paragraph A above or other special circumstances will be voted pursuant to the Proxy Voting Guidelines included as Attachment A.
Attachment A
I. Introduction
These guidelines are intended to help Fidelity's customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 75 years. Our core principles sit at the heart of our voting philosophy; putting our customers' and fund shareholders' long-term interests first and investing in companies that share our approach to creating value over the long-term guides everything we do. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.
In evaluating proxies, Fidelity considers factors that are financially material to individual companies and investing funds' investment objectives and strategies in support of maximizing long-term shareholder value. This includes considering the company's approach to financial and operational, human, and natural capital and the impact of that approach on the potential future value of the business.
Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.
II. Board of Directors and Corporate Governance
Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders' rights. The following general guidelines are intended to reflect these proxy voting principles.
A. Election of Directors
Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.
Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:
1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.
2. There are no women on the board or if a board of ten or more members has fewer than two women directors.
3. There are no racially or ethnically diverse directors.
4. The director is a public company CEO who sits on more than two unaffiliated public company boards.
5. The director, other than a CEO, sits on more than five unaffiliated public company boards.
Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:
1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.
2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.
3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.
B. Contested Director Elections
On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds' assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:
1. Management's track record and strategic plan for enhancing shareholder value;
2. The long-term performance of the company compared to its industry peers; and
3. The qualifications of the shareholder's and management's nominees.
Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.
C. Cumulative Voting Rights
Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.
D. Classified Boards
A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board's adoption of a classified board structure and support declassification of existing boards.
E. Independent Chairperson
In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.
F. Majority Voting in Director Elections
In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company's board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.
G. Proxy Access
Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company's proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company's shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.
H. Indemnification of Directors and Officers
In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).
III. Compensation
Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.
A. Equity Compensation Plans
Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:
1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate ("burn rate") considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.
2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.
3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.
As to stock option plans, considerations include the following:
1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.
2. Re-pricing: An "out-of-the-money" (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.
Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:
1. Whether the proposal excludes senior management and directors;
2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;
3. The company's relative performance compared to other companies within the relevant industry or industries;
4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and
5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.
B. Employee Stock Purchase Plans
These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing "best practices" in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.
IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote
Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:
- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;
- The alignment of executive compensation and company performance relative to peers; and
- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.
When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.
A. Compensation Committee
Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.
Fidelity will oppose the election of directors on the compensation committee if:
1.The compensation appears misaligned with shareholder interests or is otherwise problematic and results in concerns with:
a)The alignment of executive compensation and company performance relative to peers; and
b)The structure of the compensation program, including factors outlined above under the section entitled Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote.
2. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.
3. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:
a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or
b) Adopted or extended a golden parachute.
B. Executive Severance Agreements
Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as "golden parachutes." Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
V. Environmental and Social Issues
Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate consideration of human and natural capital issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund's investment objective and strategies.
Fidelity generally considers management's recommendation and current practice when voting on shareholder proposals concerning human and natural capital issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Fidelity evaluates shareholder proposals concerning natural and human capital topics. To engage and vote more effectively on the growing number of submitted proposals on these topics, we developed a four-point decision-making framework. In general, Fidelity will more likely support proposals that:
•Address a topic that our research has identified as financially material;
•Provide disclosure of new or additional information to investors, improving transparency;
•Provide value to the business or investors by improving the landscape of investment-decision relevant information or contributing to our understanding of a company's processes and governance of the topic in question; and
•Are realistic or practical for the company to comply with.
VI. Anti-Takeover Provisions and Shareholders Rights Plans
Fidelity generally will oppose a proposal to adopt an anti-takeover provision.
Anti-takeover provisions include:
- classified boards;
- "blank check" preferred stock (whose terms and conditions may be expressly determined by the company's board, for example, with differential voting rights);
- golden parachutes;
- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);
- poison pills;
- restricting the right to call special meetings;
- provisions restricting the right of shareholders to set board size; and
- any other provision that eliminates or limits shareholder rights.
A. Shareholders Rights Plans ("poison pills")
Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.
Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:
1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;
2. Is integral to a business strategy that is expected to result in greater value for the shareholders;
3. Requires shareholder approval to be reinstated upon expiration or if amended;
4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and
5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.
Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.
B. Shareholder Ability to Call a Special Meeting
Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.
C. Shareholder Ability to Act by Written Consent
Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.
D. Supermajority Shareholder Vote Requirement
Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.
VII. Anti-Takeover Provisions and Director Elections
Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.
Fidelity will consider supporting the election of directors with respect to poison pills if:
- All of the poison pill's features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.
- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.
- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.
VIII. Capital Structure and Incorporation
These guidelines are designed to protect shareholders' value in the companies in which the Fidelity funds invest. To the extent a company's management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.
A. Increases in Common Stock
Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.
In the case of real estate investment trusts (REITs), however, Fidelity will oppose a provision to increase the REIT's authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.
B. Multi-Class Share Structures
Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.
C. Incorporation or Reincorporation in another State or Country
Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.
IX. Shares of Fidelity Funds or other non-Fidelity Funds
When a Fidelity fund invests in an underlying Fidelity fund with public shareholders or a non-Fidelity investment company or business development company, Fidelity will generally vote in the same proportion as all other voting shareholders of the underlying fund (this is known as "echo voting"). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals, except where not permitted under applicable laws and regulations.
X. Foreign Markets
Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.
In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.
XI. Securities on Loan
Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.
XII. Avoiding Conflicts of Interest
Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.
Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.
XIII. Conclusion
Since its founding more than 75 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.
Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.
Glossary
  Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.
                    - For a large-capitalization company, burn rate higher than 1.5%.
                    - For a small-capitalization company, burn rate higher than 2.5%.
             - For a micro-capitalization company, burn rate higher than 3.5%.
  Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
  Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.
  Micro-capitalization company means a company with market capitalization under US $300 million.
  Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.
  Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.
Sub-Adviser(s):
Proxy voting policies and procedures are used by a sub-adviser to determine how to vote proxies relating to the securities held by its allocated portion of the fund's assets. The proxy voting policies and procedures used by a sub-adviser are described below.

Proxy Voting - DIFA.
If and when proxies need to be voted on behalf of the Fund, DIFA will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). DIFA has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing DIFA's proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow DIFA to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund. In order to facilitate the actual process of voting proxies, DIFA has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the Fund and other DIFA clients and provide DIFA with research recommendations on upcoming proxy votes in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the Fund, ISS will create a record of the vote.
When determining whether to invest in a particular company, one of the factors DIFA may consider is the quality and depth of the company's management. As a result, DIFA believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, DIFA's votes are cast in accordance with the recommendations of the company's management. However, DIFA may vote against management's position when it runs counter to DIFA's specific Proxy Voting Guidelines (the "Guidelines"), and DIFA will also vote against management's recommendation when DIFA believes such position is not in the best interests of the Fund.
As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote for management or shareholder proposals to reduce supermajority vote requirements, taking into account: ownership structure; quorum requirements; and vote requirements; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis; (iv) generally vote re-incorporation proposals on a case-by-case basis; (v) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; (vi) generally vote for proposals requesting that a company report on its policies, initiatives, oversight mechanisms, and ethical standards related to social, economic, and environmental sustainability, unless company already provides similar reports through other means or the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative guidelines or a similar standard; and (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
DIFA has a section in its Procedures that addresses the possibility of conflicts of interest. Most of the proxies which DIFA receives on behalf of its clients are voted in accordance with the Procedures. Since the Procedures are pre-determined by the Committee, application of the Procedures by DIFA's portfolio management teams when voting proxies after reviewing the proxy and research provided by ISS should in most instances adequately address any potential conflicts of interest. If DIFA becomes aware of a conflict of interest in an upcoming proxy vote, the proxy vote will generally be referred to the Committee or the Committee's delegates for review. If the portfolio management team for such proxy intends to vote in accordance with ISS's recommendation pursuant to DIFA's Procedures, then no further action is needed to be taken by the Committee. If DIFA's portfolio management team is considering voting a proxy contrary to ISS's research recommendation under the Procedures, the Committee or its delegates will assess the proposed vote to determine if it is reasonable. The Committee or its delegates will also assess whether any business or other material relationships between DIFA and a portfolio company (unrelated to the ownership of the portfolio company's securities) could have influenced an inconsistent vote on that company's proxy. If the Committee or its delegates determines that the proposed proxy vote is unreasonable or unduly influenced by a conflict, the portfolio management team will be required to vote the proxy in accordance with ISS's research recommendation or abstain from voting.

  Proxy Voting - FIAM
I. Introduction
These guidelines are intended to help Fidelity's customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 75 years. Our core principles sit at the heart of our voting philosophy; putting our customers' and fund shareholders' long-term interests first and investing in companies that share our approach to creating value over the long-term guides everything we do. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.
In evaluating proxies, Fidelity considers factors that are financially material to individual companies and investing funds' investment objectives and strategies in support of maximizing long-term shareholder value. This includes considering the company's approach to financial and operational, human, and natural capital and the impact of that approach on the potential future value of the business.
Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.
II. Board of Directors and Corporate Governance
Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders' rights. The following general guidelines are intended to reflect these proxy voting principles.
A. Election of Directors
Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.
Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:
1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.
2. There are no women on the board or if a board of ten or more members has fewer than two women directors.
3. There are no racially or ethnically diverse directors.
4. The director is a public company CEO who sits on more than two unaffiliated public company boards.
5. The director, other than a CEO, sits on more than five unaffiliated public company boards.
Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:
1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.
2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.
3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.
B. Contested Director Elections
On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds' assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:
1. Management's track record and strategic plan for enhancing shareholder value;
2. The long-term performance of the company compared to its industry peers; and
3. The qualifications of the shareholder's and management's nominees.
Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.
C. Cumulative Voting Rights
Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.
D. Classified Boards
A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board's adoption of a classified board structure and support declassification of existing boards.
E. Independent Chairperson
In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.
F. Majority Voting in Director Elections
In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company's board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.
G. Proxy Access
Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company's proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company's shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.
H. Indemnification of Directors and Officers
In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).
III. Compensation
Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.
A. Equity Compensation Plans
Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:
1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate ("burn rate") considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.
2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.
3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.
As to stock option plans, considerations include the following:
1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.
2. Re-pricing: An "out-of-the-money" (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.
Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:
1. Whether the proposal excludes senior management and directors;
2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;
3. The company's relative performance compared to other companies within the relevant industry or industries;
4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and
5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.
B. Employee Stock Purchase Plans
These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing "best practices" in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.
IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote
Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:
- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;
- The alignment of executive compensation and company performance relative to peers; and
- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.
When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.
A. Compensation Committee
Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.
Fidelity will oppose the election of directors on the compensation committee if:
1.The compensation appears misaligned with shareholder interests or is otherwise problematic and results in concerns with:
a)The alignment of executive compensation and company performance relative to peers; and
b)The structure of the compensation program, including factors outlined above under the section entitled Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote.
2. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.
3. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:
a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or
b) Adopted or extended a golden parachute.
B. Executive Severance Agreements
Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as "golden parachutes." Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
V. Environmental and Social Issues
Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate consideration of human and natural capital issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund's investment objective and strategies.
Fidelity generally considers management's recommendation and current practice when voting on shareholder proposals concerning human and natural capital issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Fidelity evaluates shareholder proposals concerning natural and human capital topics. To engage and vote more effectively on the growing number of submitted proposals on these topics, we developed a four-point decision-making framework. In general, Fidelity will more likely support proposals that:
•Address a topic that our research has identified as financially material;
•Provide disclosure of new or additional information to investors, improving transparency;
•Provide value to the business or investors by improving the landscape of investment-decision relevant information or contributing to our understanding of a company's processes and governance of the topic in question; and
•Are realistic or practical for the company to comply with.
VI. Anti-Takeover Provisions and Shareholders Rights Plans
Fidelity generally will oppose a proposal to adopt an anti-takeover provision.
Anti-takeover provisions include:
- classified boards;
- "blank check" preferred stock (whose terms and conditions may be expressly determined by the company's board, for example, with differential voting rights);
- golden parachutes;
- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);
- poison pills;
- restricting the right to call special meetings;
- provisions restricting the right of shareholders to set board size; and
- any other provision that eliminates or limits shareholder rights.
A. Shareholders Rights Plans ("poison pills")
Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.
Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:
1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;
2. Is integral to a business strategy that is expected to result in greater value for the shareholders;
3. Requires shareholder approval to be reinstated upon expiration or if amended;
4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and
5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.
Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.
B. Shareholder Ability to Call a Special Meeting
Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.
C. Shareholder Ability to Act by Written Consent
Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.
D. Supermajority Shareholder Vote Requirement
Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.
VII. Anti-Takeover Provisions and Director Elections
Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.
Fidelity will consider supporting the election of directors with respect to poison pills if:
- All of the poison pill's features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.
- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.
- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.
VIII. Capital Structure and Incorporation
These guidelines are designed to protect shareholders' value in the companies in which the Fidelity funds invest. To the extent a company's management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.
A. Increases in Common Stock
Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.
In the case of REITs, however, Fidelity will oppose a provision to increase the REIT's authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.
B. Multi-Class Share Structures
Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.
C. Incorporation or Reincorporation in another State or Country
Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.
IX. Shares of Fidelity Funds or other non-Fidelity Funds
When a Fidelity fund invests in an underlying Fidelity fund with public shareholders or a non-Fidelity investment company or business development company, Fidelity will generally vote in the same proportion as all other voting shareholders of the underlying fund (this is known as "echo voting"). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals, except where not permitted under applicable laws and regulations.
X. Foreign Markets
Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.
In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.
XI. Securities on Loan
Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.
XII. Avoiding Conflicts of Interest
Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.
Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.
XIII. Conclusion
Since its founding more than 75 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.
Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.
Glossary
  Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.
                    - For a large-capitalization company, burn rate higher than 1.5%.
                    - For a small-capitalization company, burn rate higher than 2.5%.
             - For a micro-capitalization company, burn rate higher than 3.5%.
  Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
  Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.
  Micro-capitalization company means a company with market capitalization under US $300 million.
  Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.
  Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

Proxy Voting - Mackay Shields.
1. Introduction
MacKay Shields LLC ("MacKay Shields" or the "Firm"), has adopted these "Proxy Voting Policy and Procedures" (the "Policy") to ensure the Firm's compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and other applicable fiduciary obligations. The Policy applies to proxies relating to securities held by clients of MacKay Shields who have delegated the responsibility of voting proxies to the Firm. The Policy is designed to assist Firm employees in meeting their specific responsibilities in this area and to reasonably ensure that proxies are voted in the best interests of the Firm's clients.
2. Statement of Policy
2.1 It is the policy of MacKay Shields that where the Firm has voting authority, all proxies are to be voted in the best interest of the client without regard to the interests of MacKay Shields or other related parties. Specifically, MacKay Shields shall not subordinate the interests of clients to unrelated objectives, including MacKay Shields' interests. MacKay Shields shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. For purposes of the Policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the clients' best economic interests over the long term as determined by MacKay Shields - that is, the common interest that all MacKay Shields clients share in seeing the value of a common investment increase over time. It is further the policy of the Firm that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records as required by the Advisers Act, be made available to its clients.
2.2 When proxies with respect to securities held by clients of MacKay Shields have not been received by MacKay Shields or its proxy voting service provider, MacKay Shields will make reasonable efforts to obtain missing proxies. MacKay Shields is not responsible for voting proxies it or its proxy voting service provider does not receive.
2.3 MacKay Shields may choose not to vote proxies when it believes that it is appropriate. This may occur, without limitation, under the following circumstances:
• If the effect on the client's economic interests or the value of the portfolio holding is indeterminable or insignificant;
• If the cost of voting the proxy outweighs the possible benefit to the client; or
• If a jurisdiction imposes share blocking restrictions which prevent the Firm from trading shares.
3. Use of Third Party Proxy Voting Service Provider
To discharge its responsibility, MacKay Shields has examined third-party services that assist in the researching and voting of proxies and the development of voting guidelines. After such review, the Firm has selected Institutional Shareholder Services, Inc., ("ISS"), to research voting proposals, analyze the financial implications of voting proposals and vote proxies. MacKay Shields utilizes the research and analytical services, operational implementation, administration, record-keeping and reporting services provided by ISS.
4. Proxy Voting Guidelines
4.1 To the extent that a client has authorized Mackay Shields to vote proxies on its behalf, and except as set forth Sections 6 & 7 of this Policy or at otherwise directed by a client in writing, MacKay has determined to adopt the following proxy voting guidelines:
4.1.a Proxies for non-union clients will generally be voted in accordance with the voting recommendations contained in the applicable ISS non-union domestic or global proxy voting guidelines, as in effect from time to time ("Non-Union Guidelines"). Refer to Exhibit A for the current U.S. Summary Proxy Voting Guidelines.
4.1.b Proxies for union or Taft-Hartley clients will generally be voted in accordance with the voting recommendations contained in the applicable ISS Taft-Hartley domestic or international proxy voting guidelines, as in effect from time to time ("Union Guidelines"). A summary of the current Taft-Hartley U.S. Voting Guidelines and Taft-Hartley International Voting Guidelines are attached as Exhibit B.
4.1.c Notwithstanding Section 4.1.a of this Policy, proxies for non-union clients whose investment strategy directs MacKay Shields to invest primarily in assets that satisfy Environmental, Social and Governance ("ESG") criteria, as determined by MacKay Shields, in its discretion, will be voted in accordance with the voting recommendations contained in the applicable ISS Sustainability U.S. or International proxy voting guidelines, as in effect from time to time ("Sustainability Guidelines"). Refer to Exhibit C for the current U.S. and International Sustainability Proxy Voting Guidelines.
4.2 For purposes of the Policy, the Non-Union Guidelines, Union Guidelines, and Sustainability Guidelines are collectively referred to as the "Standard Guidelines."
4.3 A client may choose to use proxy voting guidelines different from the Standard Guidelines ("Custom Guidelines"). Any Custom Guidelines must be furnished by the client to MacKay Shields in writing and MacKay Shields will general vote proxies for any such client in accordance with the applicable Custom Guidelines.
4.4 In the event the Standard Guidelines or any client's Custom Guidelines do not address how a proxy should be voted or state that the vote is to be determined on a "case-by-case" basis, the proxy will be voted in accordance with ISS recommendations, subject to Section 6. In the event that ISS has not made a recommendation, MacKay Shields will follow the procedure set forth in Section 7.
4.5 For clients using the Standard Guidelines, the Firm will instruct ISS to cast votes in accordance with the Standard Guidelines. For clients using Custom Guidelines, the Firm will provide ISS with a copy of such Custom Guidelines and will instruct ISS to cast votes in accordance with such Custom Guidelines. ISS will cast votes in accordance with the Standard Guidelines or Custom Guidelines, as the case may be, unless instructed otherwise by MacKay Shields as set forth in Sections 6 and 7. Upon receipt of a specific request from a client pursuant to Section 4.6, the Firm will instruct ISS to cast such client's proxy in accordance with such request.
4.6 Notwithstanding the foregoing, MacKay Shields will vote a proxy with respect to a particular security held by a client in accordance with such client's specific request even if it is in a manner inconsistent with the Standard Guidelines or the client's Custom Guidelines, as the case may be. Any such specific requests must be furnished to MacKay Shields by the client in writing and must be received by MacKay on a timely basis for instructing ISS how to cast the vote.
4.7 In an effort to avoid possible conflicts of interest, MacKay Shields has determined to generally vote proxies based on the Standard Guidelines or a client's Custom Guidelines, as the case may be. For the avoidance of doubt, however, it is recognized that the Firm's portfolio management teams have the ultimate responsibility determining how to vote proxies in the best interest of a client voting.
5. Client Account Set-up and Review
5.1 Initially, MacKay Shields must verify whether the client has duly authorized MacKay Shields to vote proxies on its behalf, or if the client has retained the responsibility of voting proxies. The Marketing and Client Services departments, in conjunction with the Legal and/or Compliance Department, will have primary responsibility for making that determination. MacKay's Compliance Department will be responsible for ensuring that a record of each client's proxy voting status and, to the extent applicable, the type of proxy voting guidelines in maintained. In its sole discretion, the Firm may decline to accept authority to vote a client's proxies. Any such refusal shall be in writing.
5.2 In most cases, the delegation of voting authority to MacKay Shields, and the Firm's use of a third-party proxy voting service provider shall be memorialized in the client's investment management agreement.
5.3 MacKay Shields shall notify ISS of new client accounts using such form as ISS shall specify from time to time. Designated personnel within the Firm will be responsible for ensuring that each new client's account for which the Firm has proxy voting authority is established on the appropriate systems and that each such account is properly coded for voting under the appropriate Non-Union Guidelines, Union Guidelines or Custom Guidelines, as the case may be.
6. Overriding Guidelines
A portfolio manager may propose that a particular proxy vote be cast in a manner different from the Standard Guidelines or an ISS voting recommendation, or may propose an abstention from voting, if they believe that to do so, based on all facts and circumstances, is in the best interest of the Firm's clients as a whole. Any portfolio manager who proposes to override the Standard Guidelines or an ISS voting recommendation on a particular vote or to abstain from voting must complete a Proxy Vote Override/Decision Form, which is set forth in Schedule D.
7. Referral of Voting Decision by ISS to MacKay Shields
7.1 In the event that the Standard Guidelines or a client's Custom Guidelines do not address how a proxy should be voted on a specific proposal for an issuer and ISS has not made a recommendation as to how such proxy should be voted, ISS will so advise MacKay Shields. In that event, the Legal and/or Compliance Departments will request that the appropriate portfolio manager makes a voting recommendation and complete a Proxy Vote Override/Decision Form.
7.2 In the event that the Standard Guidelines or a client's Custom Guidelines require a "case-by-case" determination on a particular proxy vote and ISS has not made a recommendation as to how such proxy should be voted, ISS will so advise MacKay Shields. In that event, the Legal and/or Compliance Departments will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.
7.3 In the event that ISS determines that a conflict of interest exists as a result of which ISS is precluded from making a recommendation as to how a proxy should be voted on a specific proposal for an issuer, ISS will so advise MacKay Shields. In that event, the Legal and/or Compliance Departments will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.
8. Conflicts of Interest
8.1 The Firm's portfolio managers may make proxy voting decisions in connection with (i) overriding the Standard Guidelines or an ISS voting recommendation pursuant to Section 6, or (ii) deciding on a vote pursuant to Section 7. In such event, the portfolio managers have an affirmative duty to disclose to the Legal and/or Compliance Departments any potential conflict of interest known to them that exists between the Firm and the client on whose behalf the proxy is to be voted ("Conflict").
8.2 By way of example, Conflicts may exist in situations where the Firm is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where MacKay Shields or an affiliated person of the Firm also:
• Manages the issuer's or proponent's pension plan;
• Administers the issuer's or proponent's employee benefit plan;
• Provided brokerage, underwriting, insurance or banking services to the issuer or proponent; or
• Manages money for an employee group.
Additional Conflicts may exist, among others, if an executive of the Firm or its control affiliates is a close relative of, or has a personal or business relationship with:
• An executive of the issuer or proponent;
• A director of the issuer or proponent;
• A person who is a candidate to be a director of the issuer;
• A participant in the proxy contest; or
• A proponent of a proxy proposal.
8.3 Whether a relationship creates a Conflict will depend on the facts and circumstances. Even if these parties do not attempt to influence the Firm with respect to voting, the value of the relationship to MacKay Shields or an affiliate can create a Conflict.
8.4 After a Proxy Vote Override/Decision Form is completed pursuant to Sections 6 or 7, such Form, which elicits information as to whether a potential Conflict exists, must be submitted to the Legal and/or Compliance Departments for review. If the Firm's General Counsel ("GC"), Chief Compliance Officer ("CCO") or their designee determines that there is no potential Conflict, the GC, CCO or their designee, may instruct ISS to vote the proxy issue as set forth in the completed Form.
8.5 If the GC, CCO or their designee determines that there exists or may exist a Conflict, he or she will refer the issue to the Compliance Committee for consideration by convening (in person or via telephone) an emergency meeting of the Compliance Committee. For purposes of this Policy, a majority vote of those members present shall resolve any Conflict. The Compliance Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual Conflict and make a determination as to how to vote the proxy - i.e., whether to permit or deny the recommendation of the portfolio manager, or whether to take other action, such as delegating the proxy vote to an independent third party or obtaining voting instructions from clients.
8.6 In considering the proxy vote and potential Conflict, the Compliance Committee may review the following factors, including but not limited to:
• The percentage of outstanding securities of the issuer held on behalf of clients by the Firm.
• The nature of the relationship of the issuer or proponent with the Firm, its affiliates or its executive officers.
• Whether there has been any attempt to directly or indirectly influence the portfolio manager's decision.
• Whether the direction (for or against) of the proposed vote would appear to benefit the Firm or a related party.
• Whether an objective decision to vote in a certain way will still create a strong appearance of a Conflict.
MacKay Shields may not abstain from voting any such proxy for the purpose of avoiding Conflict.
9. Securities Lending
If MacKay Shields portfolio managers or their designees become aware of an upcoming shareholder meeting where there is an important vote to be taken, or become aware of a request for consent of security holders on a material matter affecting the investment, MacKay Shields will consider whether to request that clients call back securities loans, if applicable. In determining whether to request that clients call back securities loans, the relevant portfolio manager(s) shall consider whether the benefit to the client in voting the matter or giving or withholding consent outweighs the benefit to the client in keeping the security on loan. There may be instances when MacKay Shields may not be aware of the upcoming shareholder meeting or request for consent with sufficient time in advance to make such a request, or when MacKay Shields' request that a client call back a securities loan in sufficient time to vote or give or withhold consent may not be successful.
10. Reporting
Upon request, MacKay Shields shall report annually (or more frequently if specifically requested) to its clients on proxy votes cast on their behalf. MacKay Shields will provide any client who makes a written or verbal request with a copy of a report disclosing how MacKay Shields voted securities held in that client's portfolio. The report will generally contain the following information:
• The name of the issuer of the security;
• The security's exchange ticker symbol;
• The security's CUSIP number;
• The shareholder meeting date;
• A brief identification of the matter voted on;
• Whether the matter was proposed by the issuer or by a security holder;
• Whether MacKay Shields cast its vote on the matter on behalf of the client;
• How MacKay Shields voted on behalf of the client; and
• Whether MacKay Shields voted for or against management on behalf of the client.
11. Record-Keeping
Either MacKay Shields or ISS as indicated below will maintain the following records:
• A copy of the Policy and MacKay's Standard Guidelines and Custom Guidelines;
• A copy of each proxy statement received by MacKay Shields or forwarded to ISS by the client's custodian regarding client securities;
• A record of each vote cast by MacKay Shields on behalf of a client;
• A copy of all documents created by MacKay Shields that were material to making a decision on the proxy voting (or abstaining from voting) of client securities or that memorialize the basis for that decision including the resolution of any Conflict, a copy of all guideline override requests and all supporting documents; and
• A copy of each written request by a client for information on how MacKay Shields voted proxies on behalf of the client, as well as a copy of any written response by MacKay Shields to any request by a client for information on how MacKay Shields voted proxies on behalf of the client; records of oral requests for information or oral responses will not be kept.
Such records must be maintained for at least eight years, the first two years in an appropriate office of MacKay Shields.
12. Review of Voting and Guidelines
As part of its periodic reviews, MacKay Shields' Compliance Department will conduct an annual review of the prior year's proxy voting as well as the guidelines established for proxy voting. Documentation shall be maintained of this review and a report setting forth the results of the review will be presented annually to the Compliance Committee. In addition, MacKay Shields' Compliance Department maintains a list of non-voting accounts.
13. How to Request Information On How the Firm Voted Proxies
Clients may, at anytime, request and receive information from MacKay Shields as to how the Firm voted proxies for securities held in their account. Any such proxy information request should be in writing to:
MacKay Shields LLC
1345 Avenue of the Americas
New York, NY 10105
43rd Floor
Attention: Head of Client Services
Access to the ISS Voting Guidelines mentioned above and other ISS Voting Guidelines are available at https://www.issgovernance.com/policy-gateway/voting-policies/

Proxy Voting - MFS.
At MFS Investment Management, our core purpose is to create value responsibly. In serving the long-term economic interests of our clients, we rely on deep fundamental research, risk awareness, engagement, and effective stewardship to generate long-term risk-adjusted returns for our clients. A core component of this approach is our proxy voting activity. We believe that robust ownership practices can help protect and enhance long-term shareholder value. Such ownership practices include diligently exercising our voting rights as well as engaging with our issuers on a variety of proxy voting topics. We recognize that environmental, social and governance ("ESG") issues may impact the long-term value of an investment, and, therefore, we consider ESG issues in light of our fiduciary obligation to vote proxies in what we believe to be in the best long- term economic interest of our clients.
MFS Investment Management and its subsidiaries that perform discretionary investment activities (collectively, "MFS") have adopted these proxy voting policies and procedures ("MFS Proxy Voting Policies and Procedures") with respect to securities owned by the clients for which MFS serves as investment adviser and has been delegated the power to vote proxies on behalf of such clients.  These clients include pooled investment vehicles sponsored by MFS (an "MFS Fund" or collectively, the "MFS Funds").
Our approach to proxy voting is guided by the overall principle that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of our clients, and not in the interests of any other party, including company management, or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships. These Proxy Voting Policies and Procedures include voting guidelines that govern how MFS generally will vote on specific matters as well as how we monitor potential material conflicts of interest on the part of MFS that could arise in connection with the voting of proxies on behalf of MFS' clients.
Our approach to proxy voting is guided by the following additional principles:
1.        Consistency in application of the policy across multiple client portfolios:   While MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios, MFS may vote differently on the matter for different client portfolios under certain circumstances. For example, we may vote differently for a client portfolio if we have received explicit voting instructions to vote differently from such client for its own account. Likewise, MFS may vote differently if the portfolio management team responsible for a particular client account believes that a different voting instruction is in the best long-term economic interest of such account.
2.        Consistency in application of policy across shareholder meetings in most instances:   As a general matter, MFS seeks to vote consistently on similar proxy proposals across all shareholder meetings. However, as many proxy proposals (e.g., mergers, acquisitions, and environmental, social and governance shareholder proposals) are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the issuer and proposal MFS may vote similar proposals differently at different shareholder meetings. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.
3.        Consideration of company specific context and informed by engagement:   As noted above MFS will seek to consider a company's specific context in determining its voting decision. Where there are significant, complex or unusual voting items we may seek to engage with a company before making the vote to further inform our decision.  Where sufficient progress has not been made on a particular issue of engagement, MFS may determine a vote against management may be warranted to reflect our concerns and influence for change in the best long-term economic interests of our clients.
4.        Clear decisions to best support issuer processes and decision making: To best support improved issuer decision making we strive to generally provide clear decisions by voting either For or Against each item. We may however vote to Abstain in certain situations if we believe a vote either For or Against may produce a result not in the best long-term economic interests of our clients.
5.        Transparency in approach and implementation: In addition to the publication of the MFS Proxy Voting Policies and Procedures on our website, we are open to communicating our vote intention with companies, including ahead of the annual meeting. We may do this proactively where we wish to make our view or corresponding rationale clearly known to the company.  Our voting data is reported to clients upon request and publicly on a quarterly and annual basis on our website (under Proxy Voting Records & Reports). For more information about reporting on our proxy voting activities, please refer to Section F below.
A.      VOTING GUIDELINES
The following guidelines govern how MFS will generally vote on specific matters presented for shareholder vote. These guidelines are not exhaustive, and MFS may vote on matters not identified below.  In such circumstances, MFS will be governed by its general policy to vote in what MFS believes to be in the best long-term economic interest of its clients.
These guidelines are written to apply to the markets and companies where MFS has significant assets invested. There will be markets and companies, such as controlled companies and smaller markets, where local governance practices are taken into consideration and exceptions may need to be applied that are not explicitly stated below. There are also markets and companies where transparency and related data limit the ability to apply these guidelines.
Board structure and performance
MFS generally supports the election and/or discharge of directors proposed by the board in uncontested or non-contentious elections, unless concerns have been identified, such as in relation to:
Director independence
MFS believes that good governance is enabled by a board with at least a simple majority of directors who are "independent" (as determined by MFS in its sole discretion) 1 of management, the company and each other. MFS may not support the non-independent nominees, or other relevant director (e.g., chair of the board or the chair of the nominations committee), where insufficient independence is identified and determined to be a risk to the board's and/or company's effectiveness.
As a general matter we will not support a nominee to a board if, as a result of such nominee being elected to the board, the board will consist of less than a simple majority of members who are "independent." However, there are also governance structures and markets where we may accept lower levels of independence, such as companies required to have non-shareholder representatives on the board, controlled companies, and companies in certain Asian or emerging markets. In these circumstances we generally expect the board to be at least one-third independent or at least half of shareholder representatives to be independent, and as a general matter we will not support the nominee to the board if as a result of such nominee's elections these expectations are not met. In certain circumstances, we may not support another relevant director's election.  For example, in Japan, we will generally not support the most senior director where the board is not comprised of at least one-third independent directors.
MFS also believes good governance is enabled by a board whose key committees, in particular audit, nominating and compensation/remuneration, consist entirely of "independent" directors. For US and Canadian companies, MFS generally votes against any non-independent nominee that would cause any of the audit, compensation, nominating committee to not be fully independent.  For Switzerland and UK issuers MFS generally votes against any non-independent nominee which would cause the audit or compensation/remuneration committee to not be fully independent.
In other markets MFS generally votes against non-independent nominees or other relevant director if a majority of committee members or the chair of the audit committee are not independent. However, there are also governance structures (e.g., controlled companies or boards with non-shareholder representatives) and markets where we may accept lower levels of independence for these key committees.
Tenure in leadership roles
For a board with a lead independent director whose overall tenure on the board equals or exceeds twenty (20) years, we will generally engage with the company to encourage refreshment of that role, and we may vote against the long tenured lead director if progress on refreshment is not made or being considered by the company's board.
Overboarding
All directors on a board should have sufficient time and attention to fulfil their duties and play their part in achieving effective oversight, both in normal and exceptional circumstances. As a general matter, we vote against a director's election if they:
·          Are not a CEO of a public company, but serve on more than four (4) public company boards in total at US companies and more than five (5) in other markets.
·          Are a CEO of a public company, and serve on more than two (2) public company boards in total at US companies and two (2) outside companies in other markets. In these cases, MFS would only apply a vote against at the meetings of the companies where the director is non-executive.
MFS may also vote against any director if we deem such nominee to have board roles or outside time commitments that we believe would impair their ability to dedicate sufficient time and attention to their director role. MFS may consider exceptions to this policy if: (i) the company has disclosed the director's plans to step down from the number of public company boards exceeding the above limits, as applicable, within a reasonable time; or (ii) the director exceeds the permitted number of public company board seats solely due to either his/her board service on an affiliated company (e.g., a subsidiary), or service on more than one investment company within the same investment company complex (as defined by applicable law).
Diversity
MFS believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance, and this is best spread across the board rather than concentrated in one or a few individuals. We take a holistic view on the dimensions of diversity that can lead to diversity of perspectives and stronger oversight and governance.
Gender diversity is one such dimension and where good disclosure and data enables a specific expectation and voting policy. On gender representation specifically MFS wishes to see companies in all markets achieve a consistent minimum representation of women of at least a third of the board, and we are likely to increase our voting policy towards this over time.
Currently, MFS will generally vote against the chair of the nominating and governance committee or other most relevant position at any company whose board is comprised of an insufficient representation of directors who are women for example:
·          At US, Canadian, European, Australian companies: less than 22%.
·          At Japanese companies: less than 10%.
As a general matter, MFS will vote against the chair of the nominating committee of US S&P 500 companies and UK FTSE 100 companies that have failed to appoint at least one director who identifies as either an underrepresented ethnic/racial minority or a member of the LGBTQ+ community.
MFS may consider exceptions to these guidelines if we believe that the company is transitioning towards these goals or has provided clear and compelling reasons for why they have been unable to comply with these goals.
For other markets, we will engage on board diversity and may vote against the election of directors where we fail to see progress.
Board size
MFS believes that the size of the board can have an effect on the board's ability to function efficiently and effectively. While MFS may evaluate board size on a case-by-case basis, we will typically vote against the chair of the nominating and governance committee in instances where the size of the board is greater than sixteen (16) members. An exception to this is companies with requirements to have equal representation of employees on the board where we expect a maximum of twenty (20) members.
Other concerns related to director election:
MFS may also not support some or all nominees standing for election to a board if we determine:
·          There are concerns with a director or board regarding performance, governance or oversight, which may include:
o   Clear failures in oversight or execution of duties, including the identification, management and reporting of material risks and information, at the company or any other at which the nominee has served. This may include climate-related risks;
o   A failure by the director or board of the issuer to take action to eliminate shareholder unfriendly provisions in the issuer's charter documents;
o   Allowing the hedging and/or significant pledging of company shares by executives.
·          A director attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other annual governance reporting;
·          The board or relevant committee has not adequately responded to an issue that received majority support or significant dissent from shareholders;
·          The board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting's agenda (including those related to net-operating loss carry-forwards); or
·          In Japan, the company allocates a significant portion of its net assets to cross-shareholdings.
Unless the concern is commonly accepted market practice, MFS may also not support some or all nominees standing for election to a nominations committee if we determine the chair is not independent and there is no strong lead independent director role in place or an executive director is a member of a key board committee.
Where individual directors are not presented for election in the year MFS may apply the same vote position to votes on the discharge of the director. Where the election of directors is bundled MFS may vote against the whole group if there is concern with an individual director and no other vote related to that director.
Proxy contests
From time to time, a shareholder may express alternative points of view in terms of a company's strategy, capital allocation, or other issues. Such a shareholder may also propose a slate of director nominees different than the slate of director nominees proposed by the company (a "Proxy Contest"). MFS will analyze Proxy Contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). MFS will support the slate of director nominees that we believe is in the best, long-term economic interest of our clients.
Other items related to board accountability:
Majority voting for the election of directors: MFS generally supports reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections).
  Declassified boards: MFS generally supports proposals to declassify a board (i.e.,   a board in which only a sub-set of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.
The right to call a special meeting or act by written consent: MFS will generally support management proposals to establish these rights. We will also support shareholder proposals to establish the right for shareholders to call a special meeting.
If a company already provides shareholders the right to call a special meeting at a threshold of 15% or below, MFS will generally vote against shareholder proposals to establish or amend the threshold at a lower level.
MFS will support shareholder proposals to establish the right to act by majority written consent if shareholders do not have the right to call a special meeting at a 15% or lower threshold.
Independent chairs:  MFS believes boards should include some form of independent leadership responsible for amplifying the views of independent directors and setting meeting agendas, and this is often best positioned as an independent chair of the board. We review the merits of a change in leadership structure on a case-by-case basis.
Proxy access:   MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company's proxy statement ("Proxy Access") may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, MFS generally supports Proxy Access proposals at U.S. issuers that establish ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors. We also believe companies should be mindful of imposing any undue impediments within their bylaws that may render Proxy Access impractical, including re-submission thresholds for director nominees via Proxy Access.
Items related to shareholder rights:
Anti-takeover measures: In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders.  These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.  While MFS may consider the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" on a case-by-case basis, MFS generally votes against such anti-takeover devices.
MFS will consider any poison pills designed to protect a company's net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.  MFS will also consider, on a case-by-case basis, proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.
MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders. MFS generally votes for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills."
Cumulative voting: MFS generally opposes proposals that seek to introduce cumulative voting and supports proposals that seek to eliminate cumulative voting.  In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders.
One-share one-vote : As a general matter, MFS supports proportional alignment of voting rights with economic interest, and may not support a proposal that deviates from this approach. Where multiple share classes or other forms of disproportionate control are in place, we expect these to have sunset provisions of generally no longer than seven years after which the structure becomes single class one-share one-vote.
Reincorporation and reorganization proposals : When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure.  MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is not in the best long-term economic interests of its clients, then MFS may vote against management (e.g., the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).
Other business: MFS generally votes against "other business" proposals as the content of any such matter is not known at the time of our vote.
Items related to capitalization proposals, capital allocation and corporate actions:
Issuance of stock: There are many legitimate reasons for the issuance of stock.  Nevertheless, as noted above under "Stock Plans," when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by more than approximately 10-15%), MFS generally votes against the plan.
MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted. MFS will consider the duration of the authority and the company's history in using such authorities in making its decision.
Repurchase programs: MFS generally supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis.  Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.
Mergers, a cquisitions & o ther s pecial t ransactions : MFS considers proposals with respect to mergers, acquisitions, sale of company assets, share and debt issuances and other transactions that have the potential to affect ownership interests on a case-by-case basis.
Independent Auditors
MFS generally supports the election of auditors but may determine to vote against the election of a statutory auditor and/or members of the audit committee in certain markets if MFS reasonably believes that the statutory auditor is not truly independent, sufficiently competent or there are concerns related to the auditor's work or opinion. To inform this view, MFS may evaluate the use of non-audit services in voting decisions when the percentage of non-audit fees to total auditor fees exceeds 40%, in particular if recurring.
Executive Compensation
MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. We seek compensation plans that are geared towards durable long-term value creation and aligned with shareholder interests and experience, such as where:
·          The plan is aligned with the company's strategic priorities with clear, suitably challenging and measurable performance conditions such that future pay is likely to reflect performance;
·          Substantial portions of awards paid in deferred shares and based on long performance periods (e.g., at least three years);
·          Potential awards, and any increases to this, reflect the role and business; and
·          Awards reflect the policies approved by shareholders at previous meetings with appropriate use of discretion (positive and negative).
MFS will analyze votes on executive compensation on a case-by-case basis.   MFS will vote against an issuer's executive compensation practices if MFS determines that such practices are misaligned with shareholders or include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of its clients.  When analyzing whether an issuer's compensation practices are geared towards durable long-term value creation, we use a variety of materials and information, including our own internal research and engagement with issuers as well as the research of third-party service providers.  We also have identified the following practices in compensation plans that we believe may be problematic and we review any plan that contains four (4) or more of these practices with extra scrutiny:
·          Relative total shareholder return (TSR) performance thresholds requiring less than median performance.
·          Qualitative (i.e., strategic or individual) goals that account for 30% or more of a given short- or long-term award.
·          Performance-based long-term incentives that have less than a 3-year performance period.
·          CEO perks of more than $100,000.
·          A long-term performance plan that has no financial performance requirements.
·          Executive or director pledging of shares.
·          CEO pay that is four times the average pay of the company's next named executive officers (NEO).
MFS may also vote against an issuer's executive compensation practices if there is insufficient disclosure about the issuer's practices.
MFS generally supports proposals to include an advisory shareholder vote on an issuer's executive compensation practices on an annual basis.
MFS does not have formal voting guideline in regards to the inclusion of ESG incentives in a company's compensation plan; however, where such incentives are included, we believe:
·         The incentives should be tied to quantitative or other externally verifiable outcomes rather than qualitative measures.
·          The weighting of incentives should be appropriately balanced with other strategic priorities.
We believe non-executive directors may be compensated in cash or stock but these should not be performance-based.
Stock Plans
MFS may oppose stock option programs and restricted stock plans if they:
·          Provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential excessive dilution (which we typically consider to be, in the aggregate, of more than 15%).  MFS will generally vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor's 100 index as of December 31 of the previous year.
·          Allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval.
·          Do not require an investment by the optionee, give "free rides" on the stock price, or permit grants of stock options with an exercise price below fair market value on the date the options are granted.
In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote on a case-by-case basis.
MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.
From time to time, MFS may evaluate a separate, advisory vote on severance packages or "golden parachutes" to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will vote on a severance package on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.
MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.
MFS may also not support some or all nominees standing for election to a compensation/remuneration committee if:
·           MFS votes against consecutive pay votes;
·            MFS determines that a particularly egregious executive compensation practice has occurred. This may include use of discretion to award excessive payouts. MFS believes compensation committees should have flexibility to apply discretion to ensure final payments reflect long-term performance as long as this is used responsibly; or
·            An advisory pay vote is not presented to shareholders, or the company has not implemented the advisory vote frequency supported by a plurality/majority of shareholders.
Shareholder Proposals on Executive Compensation
MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain flexibility to determine the appropriate pay package for executives.
MFS may support reasonably crafted shareholder proposals that:
·          Require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive;
·          Require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings, or other significant misconduct or corporate failure, unless the company already has adopted a satisfactory policy on the matter;
·          Expressly prohibit the backdating of stock options; or,
·          Prohibit the acceleration of vesting of equity awards upon a broad definition of a "change-in-control" (e.g., single or modified single-trigger).
Environmental and Social Proposals
Where management presents climate action/transition plans to shareholder vote, we will evaluate the level of ambition over time, scope, credibility and transparency of the plan in determining our support. Where companies present climate action progress reports to shareholder vote we will evaluate evidence of implementation of and progress against the plan and level of transparency in determining our support.
Most vote items related to environmental and social topics are presented by shareholders. As these proposals, even on the same topic, can vary significantly in scope and action requested, many must be assessed on a case-by-case basis.
For example, MFS may support proposals reasonably crafted proposals:
·         On climate change: that seek disclosure consistent with the recommendations of a generally accepted global framework (e.g., Task Force on Climate-related Financial Disclosures) that is appropriately audited and that is presented in a way that enables shareholders to assess and analyze the company's data; or request appropriately robust and ambitious plans or targets.
·         Other environmental: that request the setting of targets for reduction of environmental impact or disclosure of key performance indicators or risks related to the impact, where materially relevant to the business. An example of such a proposal could be reporting on the impact of plastic use or waste stemming from company products or packaging.
·         On diversity: that seek to amend a company's equal employment opportunity policy to prohibit discrimination; that request good practice employee-related DEI disclosure; or that seek external input and reviews on specific related areas of performance.
·         On lobbying: that request good practice disclosure regarding a company's political contributions and lobbying payments and policy (including trade organizations and lobbying activity).
·         On tax: that request reporting in line with the GRI 207 Standard on Tax.
·         On corporate culture and/or human/worker rights: that request additional disclosure on corporate culture factors like employee turnover and/or management of human and labor rights.
MFS is unlikely to support a proposal if we believe that the proposal is unduly costly, restrictive, unclear, burdensome, has potential unintended consequences, is unlikely to lead to tangible outcomes or we don't believe the issue is material or the action a priority for the business. MFS is also unlikely to support a proposal where the company already provides publicly available information that we believe is sufficient to enable shareholders to evaluate the potential opportunities and risks on the subject of the proposal, if the request of the proposal has already been substantially implemented, or if through engagement we gain assurances that it will be substantially implemented.
The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to environmental, social and governance issues.  Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.
B. GOVERNANCE OF PROXY VOTING ACTIVITIES
From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients.  These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS' sole judgment.
1.       MFS Proxy Voting Committee
The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales.  The MFS Proxy Voting Committee:
a.        Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;
b.       Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions);
c.        Considers special proxy issues as they may arise from time to time; and
d.       Determines engagement priorities and strategies with respect to MFS' proxy voting activities
The day-to-day application of the MFS Proxy Voting Policies and Procedures are conducted by the MFS stewardship team led by MFS' Director of Global Stewardship.  The stewardship team are members of MFS' investment team.
2.       Potential Conflicts of Interest
These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS' clients.  If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see below) and shall ultimately vote the relevant ballot items in what MFS believes to be the best long-term economic interests of its clients.  The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.
The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS' clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all votes are cast in the best long-term economic interest of its clients. 2 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS' client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS' voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.
In cases where ballots are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist.  In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures,  (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions); (collectively, "Non-Standard Votes"); the MFS Proxy Voting Committee will follow these procedures:
a.       Compare the name of the issuer of such ballot or the name of the shareholder making such proposal against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the "MFS Significant Distributor and Client List");
b.      If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;
c.       If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee (with the participation of MFS' Conflicts Officer) will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and
d.      For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS' clients, and not in MFS' corporate interests.  A copy of the foregoing documentation will be provided to MFS' Conflicts Officer.
The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS' distribution and institutional business units.  The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.
For instances where MFS is evaluating a director nominee who also serves as a director/trustee of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (c) above regardless of whether the portfolio company appears on our Significant Distributor and Client List. In doing so, the MFS Proxy Voting Committee will adhere to such procedures for all Non-Standard Votes at the company's shareholder meeting at which the director nominee is standing for election.
If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively "Sun Life"), MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that a client instruction is unavailable pursuant to the recommendations of Institutional Shareholder Services, Inc.'s ("ISS") benchmark policy, or as required by law.  Likewise, if an MFS client has the right to vote on a matter submitted to shareholders by a public company for which an MFS Fund director/trustee serves as an executive officer, MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that client instruction is unavailable pursuant to the recommendations of ISS or as required by law.
Except as described in the MFS Fund's Prospectus, from time to time, certain MFS Funds (the "top tier fund") may own shares of other MFS Funds (the "underlying fund"). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund.  If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund's best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS' role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.
3.      Review of Policy
The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS' clients and the companies in which MFS' clients invest.  The MFS Proxy Voting Policies and Procedures are reviewed by the Proxy Voting Committee annually.  From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients.  These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS' sole judgment.
C. OTHER ADMINISTRATIVE MATTERS & USE OF PROXY ADVISORY FIRMS
1.      Use of Proxy Advisory Firms
MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions.  Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS.  The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. ("Glass Lewis"; Glass Lewis and ISS are each hereinafter referred to as the "Proxy Administrator").
The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are inputted into the Proxy Administrator's system by an MFS holdings data-feed.  The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company's stock and the number of shares held on the record date by these accounts with the Proxy Administrator's list of any upcoming shareholder's meeting of that company.  If a proxy ballot has not been received, the Proxy Administrator and/or MFS may contact the client's custodian requesting the reason as to why a ballot has not been received. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders' meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.
MFS also receives research reports and vote recommendations from proxy advisory firms.  These reports are only one input among many in our voting analysis, which includes other sources of information such as proxy materials, company engagement discussions, other third-party research and data.  MFS has due diligence procedures in place to help ensure that the research we receive from our proxy advisory firms is materially accurate and that we address any material conflicts of interest involving these proxy advisory firms.  This due diligence includes an analysis of the adequacy and quality of the advisory firm staff, its conflict of interest policies and procedures and independent audit reports.  We also review the proxy policies, methodologies and peer-group-composition methodology of our proxy advisory firms at least annually. Additionally, we also receive reports from our proxy advisory firms regarding any violations or changes to conflict of interest procedures.
2.      Analyzing and Voting Proxies
Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures.  The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS.  In these circumstances, if the Proxy Administrator, based on MFS' prior direction, expects to vote against management with respect to a proxy matter and MFS becomes aware that the issuer has filed or will file additional soliciting materials sufficiently in advance of the deadline for casting a vote at the meeting, MFS will consider such information when casting its vote. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. In analyzing all proxy matters, MFS uses a variety of materials and information, including, but not limited to, the issuer's proxy statement and other proxy solicitation materials (including supplemental materials), our own internal research and research and recommendations provided by other third parties (including research of the Proxy Administrator).  As described herein, MFS may also determine that it is beneficial in analyzing a proxy voting matter for members of the Proxy Voting Committee or its representatives to engage with the company on such matter.  MFS also uses its own internal research,  the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company's business or its shareholders, (ii) environmental, social and governance proposals that warrant further consideration, or (iii) circumstances in which a company is not in compliance with local governance or compensation best practices. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.
For certain types of votes (e.g. mergers and acquisitions, proxy contests and capitalization matters), MFS' stewardship team will seek a recommendation from the MFS investment analyst that is responsible for analyzing the company and/or portfolio managers that holds the security in their portfolio. 3 For certain other votes that require a case-by-case analysis per these policies (e.g., potentially excessive executive compensation issues, or certain shareholder proposals), the stewardship team will likewise consult with  MFS investment analysts and/or portfolio managers. 3 However, the MFS Proxy Voting Committee will ultimately be responsible for the manner in which all ballots are voted.
As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.  Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.
In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee and makes available on-line various other types of information so that the MFS Proxy Voting Committee or its representatives may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.
For those markets that utilize a "record date" to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.
3.      Securities Lending
From time to time, certain MFS Funds may participate in a securities lending program.  In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting's record date so that MFS will be entitled to vote these shares.  However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted.  If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.
4.      Potential impediments to voting
In accordance with local law or business practices, some companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking").  Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date.  Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent).  Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time.  For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items.  Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.
From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.
In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best-efforts basis in the context of the guidelines described above.
D. ENGAGEMENT
As part of its approach to stewardship MFS engages with companies in which it invests on a range of priority issues. Where sufficient progress has not been made on a particular issue of engagement, MFS may determine a vote against management may be warranted to reflect our concerns and influence for change in the best long-term economic interests of our clients.
MFS may determine that it is appropriate and beneficial to engage in a dialogue or written communication with a company or other shareholders specifically regarding certain matters on the company's proxy statement that are of concern to shareholders, including environmental, social and governance matters.  This may be to discuss and build our understanding of a certain proposal, or to provide further context to the company on our vote decision.
A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or Stewardship Team in advance of the company's formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. For further information on requesting engagement with MFS on proxy voting issues or information about MFS' engagement priorities, please contact dlstewardshipteam@mfs.com.
E. RECORDS RETENTION
MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee and other MFS employees.  All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.
F. REPORTS
U.S. Registered MFS Funds
MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds.  These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and "golden parachutes"); (ii) a summary of votes against management's recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues.  Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.
Other MFS Clients
MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.
Firm-wide Voting Records
MFS also publicly discloses its firm-wide proxy voting records on a quarterly basis.
Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.
[1] MFS' determination of "independence" may be different than that of the company, the exchange on which the company is listed, or of third party (e.g., proxy advisory firm).
[2] For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold "short" positions in the same issuer or whether other MFS clients hold an interest in the company that is not entitled to vote at the shareholder meeting (e.g., bond holder).
[3] From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation.  If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.
T. ROWE PRICE ASSOCIATES, INC. AND CERTAIN OF ITS INVESTMENT ADVISER AFFILIATES
PROXY VOTING POLICIES AND PROCEDURES
RESPONSIBILITY TO VOTE PROXIES
T. Rowe Price Associates, Inc. and certain of its investment adviser affiliates 1 (collectively, "T. Rowe Price") have adopted these Proxy Voting Policies and Procedures ("Policies and Procedures") for the purpose of establishing formal policies and procedures for performing and documenting their fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.
T. Rowe Price recognizes and adheres to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the "Price Funds") as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.
 One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management's with respect to the company's day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company's management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company's public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and - most importantly - our investment professionals' views in making voting decisions.  T. Rowe Price investment personnel do not coordinate with investment personnel of its affiliated investment adviser, TRPIM, with respect to proxy voting decisions.
T. Rowe Price seeks to vote all of its clients' proxies.  In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client's best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

ADMINISTRATION OF POLICIES AND PROCEDURES
Environmental, Social and Governance Investing Committee. T. Rowe Price's Environmental, Social and Governance Investing Committee ("TRPA ESG Investing Committee" or the "Committee) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund's Investment Advisory Committee or the advisory client's portfolio manager.  The Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.
  Global Proxy Operations Team . The Global Proxy Operations team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.
Governance Team . Our Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.
Responsible Investment Team . Our Responsible Investment team oversees the integration of environmental and social factors into our investment processes across asset classes. In formulating vote recommendations for matters of an environmental or social nature, the Governance team frequently consults with the appropriate sector analyst from the Responsible Investment team.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED
In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS do not include automated processing of votes on our behalf using the ISS Benchmark Policy recommendations. Instead, in order to reflect T. Rowe Price's issue-by-issue voting guidelines as approved each year by the TRPA ESG Investing Committee, ISS maintains and implements custom voting policies for the Price Funds and other advisory client accounts.
Meeting Notification
T. Rowe Price utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles our clients' holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.
Vote Determination
Each day, ISS delivers into T. Rowe Price's customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.
Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the TRPA ESG Investing Committee. Others review the customized vote recommendations and approve them before the votes are cast. Portfolio managers have access to current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Global Proxy Operations team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.
T. Rowe Price Voting Guidelines
Specific proxy voting guidelines have been adopted by the TRPA ESG Investing Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com/esgpolicy.
Global Portfolio Companies
The TRPA ESG Investing Committee has developed custom international proxy voting guidelines based on our proxy advisor's general global policies, regional codes of corporate governance, and our own views as investors in these markets.  We apply a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of a single set of policies is not appropriate for all markets.
Fixed Income and Passively Managed Strategies
Proxy voting for our fixed income and indexed portfolios is administered by the Global Proxy Operations team using T. Rowe Price's guidelines as set by the TRPA ESG Investing Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.
Shareblocking
Shareblocking is the practice in certain countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price's policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.
Securities on Loan
The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price's policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.
Monitoring and Resolving Conflicts of Interest
The TRPA ESG Investing Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price's voting guidelines are predetermined by the Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager's voting rationale appears reasonable. The Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company's securities) could have influenced an inconsistent vote on that company's proxy. Issues raising potential conflicts of interest are referred to designated members of the Committee for immediate resolution prior to the time T. Rowe Price casts its vote.
With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics and Conduct requires all employees to avoid placing themselves in a "compromising position" in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item.  In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Fund).
Limitations on Voting Proxies of Banks
T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the "FRB Relief") which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a "Bank"), not to exceed a 15% aggregate beneficial ownership maximum in such Bank.  One such condition affects the manner in which T. Rowe Price will vote its clients' shares of a Bank in excess of 10% of the Bank's total voting stock ("Excess Shares").  The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as "mirror voting," or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted.  With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients' shares are Excess Shares on a pro rata basis across all of its clients' portfolios for which T. Rowe Price has the power to vote proxies. 2

REPORTING, RECORD RETENTION AND OVERSIGHT
The TRPA ESG Investing Committee, and certain personnel under the direction of the Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price's proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price's proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm's staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.
T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.

1 This document is not applicable to T. Rowe Price Investment Management, Inc. ("TRPIM").  TRPIM votes proxies independently from the other T. Rowe Price-related investment advisers and has adopted its own proxy voting policy.
2 The FRB Relief and the process for voting of Excess Shares described herein apply to the aggregate beneficial ownership of T. Rowe Price and TRPIM.

Proxy Voting - Western Asset.
Background
An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.
Policy
As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.
While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm's contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).
In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Franklin Resources (Franklin Resources includes Franklin Resources, Inc. and organizations operating as Franklin Resources) or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.
Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.
Procedures
Responsibility and Oversight
The Western Asset Legal and Compliance Department is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support ("Corporate Actions"). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.
Client Authority
The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.
Proxy Gathering
Registered owners of record, client custodians, client banks and trustees ("Proxy Recipients") that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.
Proxy Voting
Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:
a. Proxies are reviewed to determine accounts impacted.
b. Impacted accounts are checked to confirm Western Asset voting authority.
c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)
d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client's proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.
e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst's or portfolio manager's basis for their decision is documented and maintained by the Legal and Compliance Department.
f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.
Timing
Western Asset's Legal and Compliance Department personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.
Recordkeeping
Western Asset maintains records of proxies voted pursuant to Rule 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:
a. A copy of Western Asset's proxy voting policies and procedures.
b. Copies of proxy statements received with respect to securities in client accounts.
c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.
d. Each written client request for proxy voting records and Western Asset's written response to both verbal and written client requests.
e. A proxy log including:
1. Issuer name;
2. Exchange ticker symbol of the issuer's shares to be voted;
3. Committee on Uniform Securities Identification Procedures ("CUSIP") number for the shares to be voted;
4. A brief identification of the matter voted on;
5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;
6. Whether a vote was cast on the matter;
7. A record of how the vote was cast; and
8. Whether the vote was cast for or against the recommendation of the issuer's management team.
Records are maintained in an easily accessible place for a period of not less than five years, with the first two years in Western Asset's offices.
Disclosure
Western Asset's proxy policies and procedures are described in the firm's Part 2A of Form ADV. Clients are provided with a copy of these policies and procedures upon request. In addition, clients may receive reports on how their proxies have been voted, upon request
Conflicts of Interest
All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:
1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;
2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, "Voting Persons") is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and
3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.
Voting Guidelines
Western Asset's substantive voting decisions are based on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.
Situations can arise in which more than one Western Asset client invests in instruments of the same issuer or in which a single client may invest in instruments of the same issuer but in multiple accounts or strategies. Multiple clients or the same client in multiple accounts or strategies may have different investment objectives, investment styles, or investment professionals involved in making decisions. While there may be differences, votes are always cast in the best interests of the client and the investment objectives agreed with Western Asset. As a result, there may be circumstances where Western Asset casts different votes on behalf of different clients or on behalf of the same client with multiple accounts or strategies.
Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company's board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.
I. Board Approved Proposals
The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:
1. Matters relating to the Board of Directors
Western Asset votes proxies for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:
a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.
b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.
c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.
d. Votes are cast on a case-by-case basis in contested elections of directors.
2. Matters relating to Executive Compensation
Western Asset generally favors compensation programs that relate executive compensation to a company's long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:
a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.
b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.
c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock's current market price.
d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.
3. Matters relating to Capitalization
The management of a company's capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company's capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.
a. Western Asset votes for proposals relating to the authorization of additional common stock.
b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).
c. Western Asset votes for proposals authorizing share repurchase programs.
4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions
Western Asset votes these issues on a case-by-case basis on board-approved transactions.
5. Matters relating to Anti-Takeover Measures
Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:
a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.
b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.
6. Other Business Matters
Western Asset votes for board-approved proposals approving such routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.
a. Western Asset votes on a case-by-case basis on proposals to amend a company's charter or bylaws.
b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.
7. Reporting of Financially Material Information
Western Asset generally believes issuers should disclose information that is material to their business. This principle extends to Environmental, Social and Governance matters. What qualifies as "material" can vary, so votes are cast on a case by case basis but consistent with the overarching principle.
II. Shareholder Proposals
SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of a company's corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:
1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.
2. Western Asset votes for shareholder proposals that are consistent with Western Asset's proxy voting guidelines for board-approved proposals.
3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.
Environmental or social issues that are the subject of a proxy vote will be considered on a case by case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.
III. Voting Shares of Investment Companies
Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.
1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients' portfolios.
2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.
IV. Voting Shares of Foreign Issuers
In the event Western Asset is required to vote on securities held in non-U.S. issuers - i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.
1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.
2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.
3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.
4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.
V. Environmental, Social and Governance Matters
Western Asset considers ESG matters as part of the overall investment process. The Firm seeks to identify and consider material risks to the investment thesis, including material risks presented by ESG factors. While Western Asset is primarily a fixed income manager, opportunities to vote proxies are considered on the investment merits of the instruments and strategies involved.
As a general proposition, Western Asset votes to encourage disclosure of information material to their business. This principle extends to Environmental, Social and Governance matters. What qualifies as "material" can vary, so votes are cast on a case by case basis but consistent with the overarching principle. Western Asset recognizes that objective standards and criteria may not be available or universally agreed and that there may be different views and subjective analysis regarding factors and their significance.
As a general matter, Western Asset votes to encourage management and governance practices that enhance the strength of the issuer, build value for investors, and mitigate risks that might threaten their ability to operate and navigate competitive pressures.
Targeted environmental or social issues that are the subject of a proxy vote will be considered on a case by case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.
Western Asset's engagement process is aligned with the principles of the United Nations Global Compact (UNGC) and engages with issuers on the principles enshrined within it. Some of these issues include, but are not restricted to, Climate Risk and Environmental Management, Diversity and Development of Talent, Human Rights and Supply Chain Management, Product Safety and Security, Transparency in Reporting and Governance and Corporate Management As such, Western Asset seeks to integrate ESG principles into investment analysis where applicable and consistent with the Firm's fiduciary duties. Although bondholders possess very different legal rights than shareholders, Western Asset believes it can impact ESG practices given its role in determining issuers' cost of debt capital. By reinforcing the linkage between ESG practices and the cost of capital in meetings with issues, Western Asset seeks to guide issuers to improve their behavior around material ESG issues. Proxy voting practices reflect these priorities.
Situations can arise in which different clients and strategies have explicit ESG objectives beyond generally taking into account material ESG risks. Votes may be cast for such clients with the ESG objectives in mind. Votes involving ESG proposals that are not otherwise addressed in this policy will be voted on a case-by-case basis consistent with the Firm's fiduciary duties to its clients, the potential consequences to the investment thesis for that issuer, and the specific facts and circumstances of each proposal.
Retirement Accounts
For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor ("DOL") has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.
In order to comply with the DOL's position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES
The fund has entered into a distribution agreement with Fidelity Distributors Company LLC (FDC), an affiliate of Strategic Advisers. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc.
The fund's distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered.
Promotional and administrative expenses in connection with the offer and sale of shares are paid by Strategic Advisers.
The Trustees have approved a Distribution and Service Plan with respect to shares of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule).
The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule.
The Plan, as approved by the Trustees, allows shares of the fund and/or Strategic Advisers to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.
The Plan adopted for the fund or class, as applicable, is described in the prospectus.
Under the Plan, if the payment of management fees by the fund to Strategic Advisers is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan.
The Plan specifically recognizes that Strategic Advisers may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, the Plan provides that Strategic Advisers, directly or through FDC, may pay significant amounts to intermediaries that provide those services.
Currently, the Board of Trustees has authorized such payments for shares of the fund.
Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund or class, as applicable, and its shareholders.
In particular, the Trustees noted that the Plan does not authorize payments by shares of the fund other than those made to Strategic Advisers under its management contract with the fund.
To the extent that the Plan gives Strategic Advisers and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result.
Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.
TRANSFER AND SERVICE AGENT AGREEMENTS
The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of Strategic Advisers, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.
For providing transfer agency services, FIIOC receives no fees from the fund; however, each underlying Fidelity® fund pays its respective transfer agent (either FIIOC or an affiliate of FIIOC) fees based, in part, on the number of positions in and/or assets of the fund invested in such underlying Fidelity® fund. Strategic Advisers or an affiliate of Strategic Advisers will bear the costs of the transfer agency services with respect to assets managed by one or more sub-advisers and assets invested in non-affiliated ETFs under the terms of an agreement between Strategic Advisers and FIIOC.
FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.
FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
The fund has entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of Strategic Advisers   (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.
Strategic Advisers or its affiliate bears the cost of pricing and bookkeeping services under the terms of an agreement between Strategic Advisers and FSC.

DESCRIPTION OF THE TRUST
Trust Organization.
Strategic Advisers® Municipal Bond Fund is a fund of Fidelity Rutland Square Trust II, an open-end management investment company created under an initial trust instrument dated March 8, 2006.
The Trustees are permitted to create additional funds in the trust and to create additional classes of a fund.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.
Shareholder Liability. The trust is a statutory trust organized under Delaware law. Delaware law provides that, except to the extent otherwise provided in the Trust Instrument, shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of Delaware. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust. The Trust Instrument provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Trust Instrument further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.
The Trust Instrument provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Trust Instrument also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and a fund is unable to meet its obligations. Strategic Advisers LLC believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.
Voting Rights. The fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.
The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.
The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of a trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of a trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.
Custodian.
The Bank of New York Mellon, 1 Wall Street, New York, New York, is custodian of the assets of the fund.
The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies.
From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.
Strategic Advisers, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by Strategic Advisers. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of the fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
Independent Registered Public Accounting Firm.
PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for the fund and provides other audit, tax, and related services.

FUND HOLDINGS INFORMATION
The fund views holdings information as sensitive and limits its dissemination. The Board authorized Strategic Advisers, in consultation with FMR, to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.
Other registered investment companies that are advised or sub-advised by Strategic Advisers or a sub-adviser may be subject to different portfolio holdings disclosure policies, and neither Strategic Advisers nor the Board exercises control over such policies or disclosure. In addition, separate account clients of Strategic Advisers and the sub-advisers have access to their portfolio holdings and are not subject to the fund's portfolio holdings disclosure policies. Some of the funds that are advised or sub-advised by Strategic Advisers or a sub-adviser and some of the separate accounts managed by Strategic Advisers or a sub-adviser have investment objectives and strategies that are substantially similar or identical to the fund's and, therefore, potentially substantially similar, and in certain cases nearly identical, portfolio holdings as the fund.
The fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end.
The fund will provide its top mutual fund positions (if any) on Fidelity's web site (i) monthly, 30 days after month-end, and (ii) quarterly, 15 or more days after the quarter-end.
Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.
The fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of the fund.
FMR's Disclosure Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity ® fund prior to such fund's public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.
Disclosure of non-public portfolio holdings information for a Fidelity ® fund's portfolio may only be provided pursuant to the guidelines below.
The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity ® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons Strategic Advisers believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: the fund's trustees; the fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by the fund and in connection with redemptions in kind.
Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by Strategic Advisers, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. Strategic Advisers relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.
At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial holdings daily, on the next business day) and MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day).
Strategic Advisers, its affiliates, or the fund will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the fund's SAI.
There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.
FINANCIAL STATEMENTS
The fund's financial statements and financial highlights for the fiscal year ended May 31, 2023, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference.
Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies in which the fund has invested, if and to the extent it is permitted to do so.
Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.
APPENDIX
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2023 FMR LLC. All rights reserved.
Fund	Ticker
Strategic Advisers® Fidelity® U.S. Total Stock Fund	FCTDX

Fund of Fidelity Rutland Square Trust II

STATEMENT OF ADDITIONAL INFORMATION

July 29, 2023

Offered exclusively to certain clients of Strategic Advisers LLC (Strategic Advisers) or its affiliates - not available for sale to the general public.
This Statement of Additional Information (SAI) is not a prospectus. Portions of the fund's annual report are incorporated herein. The annual report(s) are supplied with this SAI.
To obtain a free additional copy of a prospectus or SAI, dated July 29, 2023, or an annual report, please call Fidelity at 1-800-544-3455 or visit Fidelity's web site at www.fidelity.com.
For more information on any Fidelity ® fund, including charges and expenses, call Fidelity at the number indicated above for a free prospectus. Read it carefully before investing or sending money.
245 Summer Street, Boston, MA 02210
TSF-PTB-0723
1.9887482.109

INVESTMENT POLICIES AND LIMITATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING AND SELLING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACT
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT AGREEMENTS
SECURITIES LENDING
DESCRIPTION OF THE TRUST
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information (SAI) are not fundamental and may be changed without shareholder approval.
The following are the fund's fundamental investment limitations set forth in their entirety.
Diversification
The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.
Senior Securities
The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.
Borrowing
The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.
Underwriting
The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.
Concentration
The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry (provided that investments in other investment companies shall not be considered an investment in any particular industry for purposes of this investment limitation).
For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Strategic Advisers LLC (Strategic Advisers) looks through to the U.S. Government securities.
For purposes of the fund's concentration limitation discussed above, Strategic Advisers or an affiliate may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by Strategic Advisers does not assign a classification.
Real Estate
The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).
Commodities
The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).
Loans
The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.
Short Sales
The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
Margin Purchases
The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
Borrowing
The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which Strategic Advisers or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).
Illiquid Securities
The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.
To the extent that the fund acquires the shares of an underlying fund in accordance with Section 12(d)(1)(F) of the 1940 Act, the underlying fund is not obligated to redeem its shares in an amount exceeding 1% of its shares outstanding during any period of less than 30 days. Those underlying fund shares will not be treated as illiquid securities for purposes of the fund's illiquid securities limitation described above to the extent that the fund is able to dispose of such securities by distributing them in kind to redeeming shareholders. (See "Investment Policies and Limitations - Securities of Other Investment Companies.")
Loans
The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which Strategic Advisers or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

In addition to the fund's fundamental and non-fundamental investment limitations discussed above:
In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
For the fund's policies and limitations on futures and options transactions, see "Investment Policies and Limitations - Futures, Options, and Swaps."
Notwithstanding the foregoing investment limitations, the underlying funds in which the fund may invest have adopted certain investment limitations that may be more or less restrictive than those listed above, thereby permitting the fund to engage indirectly in investment strategies that are prohibited under the investment limitations listed above. The investment limitations of each underlying fund are set forth in its registration statement.
In accordance with its investment program as set forth in the prospectus, the fund may invest more than 25% of its assets in any one underlying Fidelity ® fund. Although the fund does not intend to concentrate its investments in a particular industry, the fund may indirectly concentrate in a particular industry or group of industries through its investments in one or more underlying funds.

The following pages contain more detailed information about types of instruments in which the fund may invest, techniques the fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. The fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, the fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.
Strategic Advisers® Fidelity® U.S. Total Stock Fund may have exposure to instruments, techniques, and risks either directly or indirectly through an investment in an underlying fund. An underlying fund may invest in the same or other types of instruments and its adviser may employ the same or other types of techniques. Strategic Advisers® Fidelity® U.S. Total Stock Fund's performance will be affected by the instruments, techniques, and risks associated with an underlying fund, in proportion to the amount of assets that the fund allocates to that underlying fund.
On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "a fund" or "the fund" may relate to Strategic Advisers® Fidelity® U.S. Total Stock Fund or an underlying fund, and references to "an adviser" or "the adviser" may relate to Strategic Advisers (or its affiliates) or a sub-adviser of Strategic Advisers® Fidelity® U.S. Total Stock Fund, or an adviser of an underlying fund.
Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity ® funds and other advisory clients only) shares of Fidelity ® Central funds. Generally, these securities offer less potential for gains than other types of securities.
Commodity Futures Trading Commission (CFTC) Notice of Exclusion. The Adviser, on behalf of the Fidelity® fund to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. As of the date of this SAI, the adviser does not expect to register as a CPO of the fund. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.
Common Stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock, although related proceedings can take time to resolve and results can be unpredictable. For purposes of a Fidelity ® fund's policies related to investment in common stock Fidelity considers depositary receipts evidencing ownership of common stock to be common stock.
Convertible Securities are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
Debt Securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.
Disruption to Financial Markets and Related Government Intervention. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of events such as the 2008 economic downturn led the U.S. Government and other governments to take a number of then-unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments in unpredictable ways.
Similarly, widespread disease including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent a fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact a fund's ability to achieve its investment objective, and (iii) may exacerbate the risks discussed elsewhere in a fund's registration statement, including political, social, and economic risks.
The value of a fund's portfolio is also generally subject to the risk of future local, national, or global economic or natural disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it remains uncertain that the U.S. Government or foreign governments will intervene in response to current or future market disturbances and the effect of any such future intervention cannot be predicted.
Exchange Traded Funds (ETFs) are shares of other investment companies, commodity pools, or other entities that are traded on an exchange. Assets underlying the ETF shares may consist of stocks, bonds, commodities, or other instruments, depending on an ETF's investment objective and strategies. An ETF may seek to replicate the performance of a specific index or may be actively managed.
Typically, shares of an ETF that tracks an index are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called "short ETFs" or "bear ETFs"), ETF shares are expected to increase in value as the value of the underlying benchmark decreases. Inverse ETFs seek to deliver the opposite of the performance of the benchmark they track and are often marketed as a way for investors to profit from, or at least hedge their exposure to, downward moving markets. Investments in inverse ETFs are similar to holding short positions in the underlying benchmark.
ETF shares are redeemable only in large blocks of shares often called "creation units" by persons other than a fund, and are redeemed principally in-kind at each day's next calculated net asset value per share (NAV). ETFs typically incur fees that are separate from those fees incurred directly by a fund. A fund's purchase of ETFs results in the layering of expenses, such that the fund would indirectly bear a proportionate share of any ETF's operating expenses. Further, while traditional investment companies are continuously offered at NAV, ETFs are traded in the secondary market (e.g., on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios.
Some of the risks of investing in an ETF that tracks an index are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF's underlying assets to the index or other benchmark); and the risk that because an ETF that tracks an index is not actively managed, it cannot sell stocks or other assets as long as they are represented in the index or other benchmark. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAV and the risk that the ETFs may not be liquid. ETFs also may be leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns (or decline, in the case of inverse ETFs) of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged and inverse ETFs "reset" daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged and inverse ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.
Exchange Traded Notes (ETNs) are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines aspects of both bonds and ETFs. An ETN's returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs typically do not make periodic interest payments and principal typically is not protected.
ETNs also incur certain expenses not incurred by their applicable index. The market value of an ETN is determined by supply and demand, the current performance of the index or other reference asset, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their intraday indicative value. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN's share trades at a premium or discount to its NAV. Some ETNs that use leverage in an effort to amplify the returns of an underlying index or other reference asset can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.
Exposure to Foreign and Emerging Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.
Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, a fund's adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased investment or valuation risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.
Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes. Forward contracts not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying currency. All of these instruments and transactions are subject to the risk that the counterparty will default.
A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security denominated in a foreign currency is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used to protect a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also attempt to hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
Successful use of currency management strategies will depend on an adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as an adviser anticipates. For example, if a currency's value rose at a time when a fund had hedged its position by selling that currency in exchange for dollars, the fund would not participate in the currency's appreciation. If a fund hedges currency exposure through proxy hedges, the fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if a fund increases its exposure to a foreign currency and that currency's value declines, the fund will realize a loss. Foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that a fund's hedging strategies will be ineffective. Moreover, it is impossible to precisely forecast the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expenses of such transaction), if an adviser's predictions regarding the movement of foreign currency or securities markets prove inaccurate.
A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. There is no assurance that an adviser's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.
Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the fund to reduce foreign currency risk using such options.
Funds of Funds and Other Large Shareholders. Certain Fidelity ® funds and accounts (including funds of funds) invest in other funds ("underlying funds") and, as a result, may at times have substantial investments in one or more underlying funds.
An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund's shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund's shares.
When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity ® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time.
Fund's Rights as an Investor. Fidelity ® funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. A fund's proxy voting guidelines are included in its SAI.
Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.
Strategic Advisers® Fidelity® U.S. Total Stock Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.
The policies and limitations regarding the fund's investments in futures contracts, options, and swaps may be changed as regulatory agencies permit.
The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.
Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant, when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's NAV. The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the futures commission merchant of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the futures commission merchant's other customers, potentially resulting in losses to the fund.
Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.
There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.
Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.
Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.
Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.
Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or OTC. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.
The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to a futures commission merchant as described above for futures contracts.
If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in price increases and, if a call writer does not hold the underlying instrument, a call writer's loss is theoretically unlimited.
Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.
There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value.
Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.
Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."
Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.
Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.
Swap agreements can take many different forms and are known by a variety of names. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member futures commission merchant may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. However, regulators have adopted rules imposing certain margin requirements, including minimums, on certain uncleared swaps which could reduce the distinction.
A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.
In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.
Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller.
If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity ® fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. This risk for cleared swaps is generally lower than for uncleared swaps since the counterparty is a clearinghouse, but there can be no assurance that a clearinghouse or its members will satisfy its obligations.
A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.
Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.
Hybrid and Preferred Securities. A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.
The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.
Illiquid Investments means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund. Illiquid securities may include (1) repurchase agreements maturing in more than seven days without demand/redemption features, (2) OTC options and certain other derivatives, (3) private placements, (4) securities traded on markets and exchanges with structural constraints, and (5) loan participations.
Under the supervision of the Board of Trustees, a Fidelity ® fund's adviser classifies the liquidity of a fund's investments and monitors the extent of a fund's illiquid investments.
Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.
Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment's liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund's investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.
Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has, at times, grown rapidly. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.
A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.
One rating service has, in the past, lowered its long-term sovereign credit rating on the United States. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by a rating service's decision to downgrade the long-term sovereign credit rating of the United States.
Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.
Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.
Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.
Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.
Inflation-protected securities, for example, can be indexed to a measure of inflation, such as the Consumer Price Index (CPI).
Commodity-indexed securities, for example, can be indexed to a commodities index such as the Bloomberg Commodity Index.
Gold-indexed securities typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices.
Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
Insolvency of Issuers, Counterparties, and Intermediaries. Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.
As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.
If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.
Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), a Fidelity ® fund may lend money to, and borrow money from, other funds advised by Fidelity Management & Research Company LLC (FMR) or its affiliates. A Fidelity ® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity ® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity ® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.
Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand. A fund may acquire loans by buying an assignment of all or a portion of the loan from a lender or by purchasing a loan participation from a lender or other purchaser of a participation.
Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Different types of assets may be used as collateral for a fund's loans and there can be no assurance that a fund will correctly evaluate the value of the assets collateralizing the fund's loans. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In any restructuring or bankruptcy proceedings relating to a borrower funded by a fund, a fund may be required to accept collateral with less value than the amount of the loan made by the fund to the borrower. Direct indebtedness of foreign countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Loans and other types of direct indebtedness (which a fund may originate, acquire or otherwise gain exposure to) may not be readily marketable and may be subject to restrictions on resale. Some indebtedness may be difficult to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a fund's net asset value than if that value were based on readily available market quotations, and could result in significant variations in a fund's daily share price. Some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.
Direct lending and investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the lender/purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In the event of a default by the borrower, a fund may have difficulty disposing of the assets used as collateral for a loan. In addition, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest. Direct loans are typically not administered by an underwriter or agent bank. The terms of direct loans are negotiated with borrowers in private transactions. Direct loans are not publicly traded and may not have a secondary market.
A fund may seek to dispose of loans in certain cases, to the extent possible, through selling participations in the loan. In that case, a fund would remain subject to certain obligations, which may result in expenses for a fund and certain additional risks.
Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate lenders/purchasers, including a fund, to make additional cash payments on demand. These commitments may have the effect of requiring a lender/purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.
In the process of originating, buying, selling and holding loans, a fund may receive and/or pay certain fees. These fees are in addition to the interest payments received and may include facility, closing or upfront fees, commitment fees and commissions. A fund may receive or pay a facility, closing or upfront fee when it buys or sells a loan. A fund may receive a commitment fee throughout the life of the loan or as long as the fund remains invested in the loan (in addition to interest payments) for any unused portion of a committed line of credit. Other fees received by the fund may include prepayment fees, covenant waiver fees, ticking fees and/or modification fees. Legal fees related to the originating, buying, selling and holding loans may also be borne by the fund (including legal fees to assess conformity of a loan investment with 1940 Act provisions).
When engaging in direct lending, if permitted by its investment policies, a fund's performance may depend, in part, on the ability of the fund to originate loans on advantageous terms. A fund may compete with other lenders in originating and purchasing loans. Increased competition for, or a diminished available supply of, qualifying loans could result in lower yields on and/or less advantageous terms for such loans, which could reduce fund performance.
For a Fidelity ® fund that limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
If permitted by its investment policies, a fund may also obtain exposure to the lending activities described above indirectly through its investments in underlying Fidelity ® funds or other vehicles that may engage in such activities directly.
Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.
Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. Such analysis may focus on relative values based on factors such as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer, in an attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
Low or Negative Yielding Securities. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including Japan and some European countries, are at or near historically low levels. Japan and those European countries have, from time to time, experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk for the markets as a whole and for the funds. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent a fund is exposed to such interest rates.
Real Estate Investment Trusts (REITs). Equity REITs own real estate properties, while mortgage REITs make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.
Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity ® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.
Restricted Securities (including Private Placements) are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities, including private placements of private and public companies, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.
Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity ® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage. Under SEC requirements, a fund needs to aggregate the amount of indebtedness associated with its reverse repurchase agreements and similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions.
SEC Rule 18f-4.   In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies (the "rule"). Subject to certain exceptions, the rule requires the funds to trade derivatives and certain other transactions that create future payment or delivery obligations subject to a value-at-risk (VaR) leverage limit and to certain derivatives risk management program, reporting and board oversight requirements. Generally, these requirements apply to any fund engaging in derivatives transactions unless a fund satisfies a "limited derivatives users" exception, which requires the fund to limit its gross notional derivatives exposure (with certain exceptions) to 10% of its net assets and to adopt derivatives risk management procedures. Under the rule, when a fund trades reverse repurchase agreements or similar financing transactions, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions. The SEC also provided guidance in connection with the final rule regarding the use of securities lending collateral that may limit securities lending activities. In addition, under the rule, a fund may invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that (i) the fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the "Delayed-Settlement Securities Provision"). A fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the fund treats any such transaction as a derivatives transaction for purposes of compliance with the rule. Furthermore, under the rule, a fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the funds to use derivatives, short sales, reverse repurchase agreements and similar financing transactions, and the other relevant transactions as part of its investment strategies. These requirements also may increase the cost of the fund's investments and cost of doing business, which could adversely affect investors.
Securities Lending. A Fidelity ® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate, National Financial Services LLC (NFS). Fidelity ® funds for which Geode Capital Management, LLC (Geode) serves as sub-adviser will not lend securities to Geode or its affiliates. Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity ® fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.
The Fidelity ® funds have retained agents, including NFS, an affiliate of the funds, to act as securities lending agent. If NFS acts as securities lending agent for a fund, it is subject to the overall supervision of the fund's adviser, and NFS will administer the lending program in accordance with guidelines approved by the fund's Trustees.
Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.
Securities of Other Investment Companies , including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies such as mutual funds and ETFs, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies (including investment companies managed by affiliates of Strategic Advisers) involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses, unless such fees have been waived by Strategic Advisers. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market. Similarly, ETFs trade on a securities exchange and may trade at a premium or a discount to their NAV.
The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.
A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, Strategic Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.
Short Sales . Short sales involve the market sale of a security a fund has borrowed from a prime broker with which it has a contractual relationship, with the expectation that the security will underperform either the market or the securities that the fund holds long. A fund closes a short sale by purchasing the same security at the current market price and delivering it to the prime broker.
Until a fund closes out a short position, the fund is obligated to pay the prime broker (from which it borrowed the security sold short) interest as well as any dividends that accrue during the period of the loan. While a short position is outstanding, a fund must also pledge a portion of its assets to the prime broker as collateral for the borrowed security. The collateral will be marked to market daily.
Short positions create a risk that a fund will be required to cover them by buying the security at a time when the security has appreciated in value, thus resulting in a loss to the fund. A short position in a security poses more risk than holding the same security long. Because a short position loses value as the security's price increases, the loss on a short sale is theoretically unlimited. The loss on a long position is limited to what a fund originally paid for the security together with any transaction costs. A fund may not always be able to borrow a security the fund seeks to sell short at a particular time or at an acceptable price. As a result, a fund may be unable to fully implement its investment strategy due to a lack of available stocks or for other reasons. It is possible that the market value of the securities a fund holds in long positions will decline at the same time that the market value of the securities the fund has sold short increases, thereby increasing the fund's potential volatility. Because a fund may be required to pay dividends, interest, premiums and other expenses in connection with a short sale, any benefit for the fund resulting from the short sale will be decreased, and the amount of any ultimate gain will be decreased or of any loss will be increased, by the amount of such expenses.
A fund may also enter into short sales against the box. Short sales "against the box" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.
Special Purpose Acquisition Companies (SPACs). A fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool money to seek potential acquisition opportunities. SPACs are collective investment structures formed to raise money in an initial public offering for the purpose of merging with or acquiring one or more operating companies (the "de-SPAC Transaction"). Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. In connection with a de-SPAC Transaction, the SPAC may complete a PIPE (private investment in public equity) offering with certain investors. A fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its de-SPAC Transaction.
Because SPACs do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC's management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. An investment in a SPAC is subject to a variety of risks, including that (i) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (ii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (iii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; (iv) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the fund believes is the SPAC interest's intrinsic value; (v) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of shareholders; (vi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (vii) the warrants or other rights with respect to the SPAC held by a fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (viii) a fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; and (ix) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction.
Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold, but only pursuant to an effective registration statement or other exemption from registration. The securities issued by a SPAC, which are typically traded either in the over-the-counter market or on an exchange, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.
Structured Securities (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.
Temporary Defensive Policies. In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If a fund does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.
Strategic Advisers® Fidelity® U.S. Total Stock Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity ® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.
If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the fund when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank account overnight. Any risks associated with such an account are investment risks of the fund. The fund faces the risk of loss of these balances if the bank becomes insolvent.
Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.
Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.
Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.
In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.
Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund's service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund's manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund's ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.
While a fund's service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

PORTFOLIO TRANSACTIONS
To the extent that Strategic Advisers grants investment management authority over an allocated portion of the fund's assets to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section.
Orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Strategic Advisers (either directly or through its affiliates) or a sub-adviser, pursuant to authority contained in the management contract and the respective sub-advisory agreement.
Strategic Advisers or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.
The fund will not incur any commissions or sales charges when it invests in affiliated mutual funds, but it may incur such costs when it invests directly in other types of securities, including ETFs.
Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.
Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.
The Trustees of the  fund periodically review Strategic Advisers' and its affiliates' and each sub-adviser's performance of their respective responsibilities in connection with the placement of portfolio securities transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.
Strategic Advisers.
The Selection of Securities Brokers and Dealers
Strategic Advisers or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) to place or execute the fund's portfolio securities transactions. In selecting brokers, including affiliates of Strategic Advisers, to execute the fund's portfolio securities transactions, Strategic Advisers or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to Strategic Advisers' or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, Strategic Advisers or its affiliates may choose to execute an order using ECNs including broker-sponsored algorithmics, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors include, but are not limited to, the following: price; costs; the size, nature and type of order; the speed of executions; financial condition and reputation of the broker; broker specific considerations (e.g., not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; and the potential for information leakage; the nature or existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.
The trading desks through which Strategic Advisers or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities.
In seeking best execution for portfolio securities transactions, Strategic Advisers or its affiliates may from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. Strategic Advisers or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. Occasionally, Strategic Advisers or its affiliates execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of Strategic Advisers or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. Strategic Advisers or its affiliates execute futures transactions electronically.
The Acquisition of Brokerage and Research Products and Services
Strategic Advisers does not maintain a soft dollar program. Some sub-advisers to the fund use soft dollar or other commission-sharing arrangements in connection with transactions effected for the fund. In those cases, sub-advisers could, pursuant to their policies and procedures, allocate brokerage transactions of the fund to brokers in exchange for research-related or brokerage-related goods or services, provided that such arrangements meet the requirements of Section 28(e) of the Securities Exchange Act of 1934. Strategic Advisers does not obtain products, research, or services in connection with directing brokerage business to any broker or dealer.
Commission Recapture
Strategic Advisers  does not consider, in selecting or recommending brokers, whether Strategic Advisers or a related person to Strategic Advisers receives client referrals from a broker or third party. Strategic Advisers and its affiliates are authorized to allocate brokerage transactions to brokers who are not affiliates of Strategic Advisers who have entered into arrangements with Strategic Advisers or its affiliates under which the broker, using predetermined methodology, rebates a portion of the compensation paid by the fund to offset that fund's expenses, which is paid to Strategic Advisers or its affiliates. Not all brokers with whom the fund trades have agreed to participate in brokerage commission recapture. Strategic Advisers expects that brokers from whom Strategic Advisers or its affiliates purchase research products and services with their own resources (referred to as "hard dollars") are unlikely to participate in commission recapture.
Affiliated Transactions
In certain cases, Strategic Advisers and its delegates are authorized to place portfolio transactions with affiliated registered brokers or transfer agents. In particular, Strategic Advisers can place trades with NFS, through its Fidelity Capital Markets (FCM) division, and Luminex Trading & Analytics LLC (Luminex). Strategic Advisers will arrange for the execution of transactions through those brokers or dealers if Strategic Advisers reasonably believes that the quality of the execution of the transaction is comparable to what could be obtained through other qualified brokers or dealers. In determining the ability of a broker or dealer to obtain best execution, Strategic Advisers will consider a number of factors, including the broker's or dealer's execution capabilities, reputation, and access to the markets for the securities being traded. Sub-advisers of the fund are authorized to place portfolio transactions with Strategic Advisers' affiliated brokers in accordance with regulatory guidelines. For certain funds trades are facilitated through FMR's trading desk and then allocated to affiliated or unaffiliated executing brokers. In addition, from time to time, Strategic Advisers or its affiliates may place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent and/or use Level ATS, an alternative trading system that is deemed to be affiliated with the Adviser, for execution services.
The Trustees of the fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.
Non-U.S. Transactions
To facilitate trade settlement and related activities in non-United States securities transactions, Strategic Advisers or its affiliates may effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions may be effected on behalf of funds by parties other than Strategic Advisers or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.
Trade Allocation
Although the Trustees and officers of the fund are substantially the same as those of certain other funds managed by Strategic Advisers or its affiliates, investment decisions for the fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by Strategic Advisers or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.
When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by Strategic Advisers to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.
FIAM LLC (FIAM).
The Selection of Securities Brokers and Dealers
FIAM or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) with which to place the fund's portfolio securities transactions. In selecting brokers, including affiliates of FIAM, to execute the fund's portfolio securities transactions, FIAM or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to FIAM's or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution or use of specific brokers over other factors. Based on the factors considered, FIAM or its affiliates may choose to execute an order using electronic channels, including broker-sponsored algorithms, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors may include, but are not limited to the following: price; costs; the size, nature and type of the order; speed of execution, financial condition and reputation of the broker; broker-specific considerations (e.g., not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; confidentiality and the potential for information leakage; the nature of existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of brokerage and research products and services, if applicable and where allowed by law.
In seeking best execution for portfolio securities transactions, FIAM and/or its affiliates from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. FIAM and/or its affiliates may also select brokers that charge more than the lowest commission rate available from another broker. Occasionally FIAM and/or its affiliates execute an entire securities transaction with a broker and allocate ("step out") all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of FIAM or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. FIAM and/or its affiliates execute futures transactions verbally and electronically.
The Acquisition of Brokerage and Research Products and Services
To the extent permitted by applicable law, brokers (who are not affiliates of FIAM) that execute transactions for the fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to FIAM or its affiliates.
Research Products and Services.   Products and services that FIAM or its affiliates have received during the last fiscal year include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone, video and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. Brokers also provide brokerage and research products and services in the form of a specific proprietary or third-party product or service, upon request by FIAM or its affiliates. Some of these brokerage and research products and services supplement FIAM's or its affiliates' own research activities in providing investment advice to the fund.
Execution Services. In addition, when permissible under applicable law, brokerage and research products and services include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).
Mixed-Use Products and Services. Although FIAM or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they may use commission dollars to obtain certain products or services that are not used exclusively in their investment decision-making process (mixed-use products or services). In those circumstances, FIAM or its affiliates will make a good faith effort to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").
Benefits to FIAM. FIAM's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these products or services with their own resources. Therefore, an economic incentive exists for FIAM and/or its affiliates to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on FIAM's or its affiliates' clients interest in receiving most favorable execution. FIAM and its affiliates manage the receipt of brokerage and research products and services and the potential conflicts through their Commission Uses Program. The Commission Uses Program effectively "unbundles" commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. Those brokers have client commission arrangements (each a CCA) in place with FIAM and its affiliates (each of those brokers is referred to as CCA brokers). In selecting brokers for executing transactions on behalf of the fund, the trading desks through which FIAM or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the brokers' quality of execution and without any consideration of brokerage and research products and services the CCA broker provides. Commissions paid to a CCA broker include both an execution commission and either credits or transmits the research portion (also known as "soft dollars") to a CCA pool maintained by each CCA broker. Soft dollar credits ("credits") accumulated in CCA pools are used to pay research expenses. In some cases, FIAM or its affiliates request that a broker that is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid with credits from the CCA pool. The administration of brokerage and research products and services is managed separately from the trading desks, and the traders have no responsibility for administering the research program, including the payment for research. FIAM and/or its affiliates, at times, use a third-party aggregator to facilitate payments to research providers. Where an aggregator is involved, the aggregator would maintain credits in an account that is segregated from the aggregator's proprietary assets and the assets of its other clients ("segregated account") and use those credits to pay research providers as instructed by FIAM or its affiliates. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that FIAM or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services are provided at no additional cost to FIAM or its affiliates or might not have an explicit cost associated with them.
FIAM's Decision-Making Process. In connection with the allocation of fund brokerage, FIAM and/or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/ or research products and services provided to FIAM and/or its affiliates, viewed in terms of the particular transaction for the fund or FIAM's and/or its affiliates' overall responsibilities to that fund or other clients for which FIAM or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with the fund's brokerage does not benefit the fund and certain clients will receive the benefit of the brokerage and research product or service obtained with other clients' commissions. As required under applicable laws or client policy, commissions generated by certain clients may only be used to obtain certain brokerage and research products and services. As a result, certain client accounts will pay more proportionately for certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each client continues to be allocated equitably. Certain non-equity accounts that on rare occasion may receive an equity security through an issuer restructuring or other event and are required or determine to dispose of such equity security, subject to applicable law and client policy, may trade at execution only rates outside of the Commission Usage Program. While FIAM and its affiliates take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither FIAM, its affiliates, nor the fund incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these brokerage and research products and services assist FIAM or its affiliates in terms of their overall investment responsibilities to the fund or any other client accounts for which FIAM or its affiliates may have investment discretion. Certain client accounts use brokerage commissions to acquire brokerage and research products and services that also benefit other client accounts managed by FIAM or its affiliates, and not every client account uses the brokerage and research products and services that have been acquired through that account's commissions.
Research Contracts. FIAM and/or its affiliates have arrangements with certain third-party research providers and brokers through whom FIAM and/or its affiliates effect fund trades, whereby FIAM and/or its affiliates pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, FIAM and/or its affiliates, at times, will cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to FIAM and/or its affiliates, or that may be available from another broker. FIAM's or its affiliates' potential determination to pay for research products and services separately (e.g., with hard dollars) is wholly voluntary on FIAM's and its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.
Funds Managed within the European Union. FIAM and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as "MiFID II", as implemented in the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the "FCA"), where applicable.
For accounts that are managed within the United Kingdom, FIAM's affiliate FMR Investment Management (UK) Limited (FMRIM (UK)) uses research payment accounts (RPAs) to cover costs associated with equity and high income external research that is consumed by those accounts in accordance with MiFID II and FCA regulations. With RPAs, clients pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission1. For clients that use an RPA, FMRIM (UK) establishes a research budget. The budget is set by first grouping accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union or the United Kingdom. In this regard, research budgets are set by research needs and are not otherwise linked to the volume or value of transactions executed on behalf of the account. For clients where portions are managed both within and outside of the United Kingdom, external research is paid using both a CCA and an RPA. Determinations of what is eligible research and how costs are allocated are made in accordance with FIAM's and its affiliates' policies and procedures. Costs for research consumed by accounts that use an RPA are allocated among the accounts within defined strategies pro rata based on the assets under management for each account. While the research charge paid on behalf of any one client that uses an RPA varies over time, the overall research charge determined at the client level on an annual basis will not be exceeded.
FMRIM (UK) is responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets are maintained in accounts at a third-party depository institution, held in the name of FMRIM (UK). FMRIM (UK) provides to client accounts, on request, a summary of: (i) the providers paid from the RPA; (ii) the total amount they were paid over a defined period; (iii) the benefits and services received by FMRIM (UK); and (iv) how the total amount spent from the RPA compares to the research budget set for that period, noting any rebate or carryover if residual funds remain in the RPA.
Impacted accounts, like those accounts that participate in CCA pools, at times, will make payments to a broker that include both an execution commission and a research charge, but unlike CCAs (for which research charges may be retained by the CCA broker and credited to the CCA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA are used to satisfy external research costs consumed by the accounts.
If the costs of paying for external research exceed the amount initially agreed in relation to accounts in a given strategy, FIAM or its affiliates may continue to charge those accounts beyond the initially agreed amount in accordance with MiFID II, continue to acquire external research for the accounts using its own resources, or cease to purchase external research for those accounts until the next annual research budget. If assets for specific accounts remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year's research charges for those accounts or rebated to those accounts.
Accounts managed by FIAM or its affiliates that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FIAM and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMRIM (UK) portfolio managers that manage fixed income accounts in any manner inconsistent with MiFID II and FCA regulations.
1 The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would be permissible under Section 28(e) of the Securities Exchange Act of 1934 by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for brokerage and research products and services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered "commissions" for Section 28(e) purposes.
Commission Recapture
From time to time, FIAM or its affiliates engage in brokerage transactions with brokers who are not affiliates of FIAM who have entered into arrangements with FIAM or its affiliates under which the broker will, at times, rebate a portion of the compensation paid by a fund ("commission recapture"). Not all brokers with whom the fund trades have been asked to participate in brokerage commission recapture.
Affiliated Transactions
FIAM or its affiliates place trades with certain brokers, including NFS, through its Fidelity Capital Markets (FCM) division, and Luminex, with whom they are under common control or otherwise affiliated, provided FIAM or its affiliates determine that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the fund and subject to other applicable law. In addition, from time to time, FIAM or its affiliates place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent and/or use Level ATS, an alternative trading system that is deemed to be affiliated with the Adviser, for execution services. Similarly, equity trades may be executed through national securities exchanges in which FIAM or its affiliates have an interest. Any decision to execute a trade through an alternative trading system or exchange in which FIAM or its affiliates have an interest are made in accordance with applicable law, including their obligation to seek best execution. For trades placed on such a system or exchange, FIAM or its affiliates may benefit in the form of increased valuations(s) of its equity interest, or other renumeration, but it is not possible to predict the likelihood of that occurring or quantify the amount of any such benefit in advance.
The Trustees of the fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.
Non-U.S. Securities Transactions
To facilitate trade settlement and related activities in non-U.S. securities transactions, FIAM or its affiliates effect spot foreign currency transactions with foreign currency dealers or may engage a third party to do so. Due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions are effected on behalf of funds by parties other than FIAM or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.
Trade Allocation
Although the Trustees and officers of the fund are substantially the same as those of certain other Fidelity® funds, investment decisions for the fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.
When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by FIAM to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.
FIL Investment Advisors (FIA) and FIL Investment Advisors (UK) Limited (FIA(UK)).
The Selection of Securities Brokers and Dealers
FIA and FIA(UK) (together, for purposes of this section, "FIL") generally have authority to select broker-dealers to place or execute portfolio securities transactions for the fund. FIL has retained FIL Investments International ("FII"), FIL Investment Management (Hong Kong) Limited ("FIMHK"), FIL Investments (Japan) Limited ("FIJ"), FIL (Luxembourg) Limited ("FILUX"), and Fidelity Investments Canada ULC ("FIC"), affiliates of FIL, to make these selections. In selecting a broker-dealer for a specific transaction, FIL or its affiliates evaluate a variety of criteria and use their good faith judgment to obtain execution of portfolio transactions at prices that they believe are reasonable in relation to the benefits received.
When executing securities transactions on behalf of the fund, FIL or its affiliates will seek to obtain best execution. FIL and its relevant affiliates have in place policies and supporting procedures which are designed to help them obtain achieve this obligation. In selecting broker-dealers, including affiliates of FIL, to execute the fund's portfolio securities transactions, FIL or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to FIL's overall responsibilities with respect to the fund and its other client accounts, including any instructions from the fund's portfolio manager. Relevant factors may include the context of a particular trade, the nature of the order, the priorities associated with the order and the nature and conditions of the market in question. The diversity of markets, instruments and the kind of orders placed mean that relevant factors will be assessed differently depending upon the circumstances of execution.
In selecting the most appropriate venue or approved counterparty for a portfolio transaction, FIL or its affiliates generally consider a range of quantitative and qualitative factors, including, but not limited to, price, transaction costs, speed and certainty of execution, availability of liquidity, ease of connectivity, size and nature of the transaction, nature and characteristics of the other venues in which the security may be traded, nature of post-trade settlement, and custody and foreign exchange structures. FIL or its affiliates also consider other factors, as deemed relevant, such as the ability of the venue or counterparty to manage complex orders, the speed of execution, the financial condition of the counterparty, and the creditworthiness and the quality of any related clearing and settlement facilities.
In seeking best qualitative execution for portfolio transactions, FIL or its affiliates may select a broker using a trading method for which the broker may charge a higher commission than its lowest available commission rate. FIL or its affiliates also may select a broker that charges more than the lowest available commission rate available from another broker. FIL or its affiliates may execute an entire transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of FIL or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker.
The Acquisition of Brokerage and Research Products and Services
FIL or its affiliates may execute portfolio transactions with broker-dealers that provide brokerage or research products and services that assist FIL or its affiliates in fulfilling their investment management responsibilities in accordance with applicable law. These products and services may include, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal and political research reports or investment recommendations. In addition to receiving these products and services via written reports and computer-delivered services, they may also be provided by telephone and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. FIL or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement FIL's or its affiliates' own research activities in providing investment advice to the fund.
Brokerage and research products and services may also include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades). In addition, FIL or its affiliates may obtain from broker-dealers certain products or services that are not used exclusively in FIL's or its affiliates' investment decision-making process (mixed-use products or services).
For trades placed by FII, FIJ, FILUX, or FIMHK, no commissions on fund portfolio transactions are used by FIL or its affiliates to pay for brokerage or research products and services. All such products and services received from broker-dealers are paid for by FIL or its affiliates from their own resources (referred to as "hard dollars").
For trades placed by FIC, subject to the requirements of Section 28(e) of the Securities Exchange Act of 1934, brokers that execute transactions may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to FIC or its affiliates. In those circumstances where the products or services are mixed-use items, FIC will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and FIC or its affiliates will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources. FIC may use the fund's brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by FIC or its affiliates. In an effort to minimize the potential for conflicts of interest, the trading desks through which FIC may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide.
Affiliated Transactions
FIL or its affiliates may place trades with certain brokers, including National Financial Services LLC, through its Fidelity Capital Markets (FCM) division, with whom they or FMR are affiliated, provided FIL or the applicable affiliate determines that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Trustees of the fund and subject to other applicable law. In addition, FIL or its affiliates may place trades with brokers that use a clearing agent in whom FIL or its affiliates have a financial interest.
FIL or its affiliates may execute transactions between the fund and other mutual funds or other client accounts FIL manages or sub-advises, as well as with certain funds or client accounts managed by the fund's manager. All cross trade transactions may only be executed in accordance with applicable rules under the Investment Company Act and the procedures approved by the Trustees of the fund.
The Trustees of the fund have approved procedures whereby the fund may purchase securities that are offered in underwritings in which an affiliate of the adviser, sub-adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.
Trade Allocation
FIL or its relevant affiliates have established policies designed to ensure that trade allocations are fair and appropriate, taking into account the investment objectives of the relevant clients and other considerations. These policies apply to initial public and secondary offerings and secondary market trades.
For fixed income and equity trades, when, in FIL's or its affiliates' opinion, the supply/demand is insufficient under the circumstances to satisfy all outstanding trade orders, the amount executed generally is distributed among participating client accounts based on order size. For both fixed income and equity trades, trades are executed by traders based on orders or indications of interest for clients, which are established prior to or at the time of a transaction.
The trade allocation policies generally provide for minimum allocations. If a standard allocation would result in an account receiving a very small allocation (for example, because of its small asset size), depending upon the circumstances, the account may receive an increased allocation to achieve a more meaningful allocation or the account may receive no allocation. The policies also provide for the execution of short sales, provided that consideration is given to whether the short sale might have a material effect on other active orders on the trading desk.
The trading systems used by FIL and its applicable affiliates contain rules that allocate trades on an automated basis, in accordance with the trade allocation policies. Generally, any exceptions to the trade allocation policies (for example, a special allocation) must be approved by senior trading and compliance personnel and documented. The trade allocation policies identify certain circumstances under which it may be appropriate to deviate from the general allocation criteria, and describe the alternative procedures in those circumstances.
Geode.
The Selection of Brokers
In selecting brokers or dealers (including affiliates of Strategic Advisers) to execute the fund's portfolio transactions, Geode considers factors deemed relevant in the context of a particular trade and in regard to Geode's overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. The factors considered will influence whether it is appropriate to execute an order using ECNs, electronic channels including algorithmic trading, or by actively working an order. Other factors deemed relevant may include, but are not limited to: price; the size and type of the transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the firm; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable. In seeking best qualitative execution, Geode may select a broker using a trading method for which the broker may charge a higher commission than its lowest available commission rate. Geode also may select a broker that charges more than the lowest commission rate available from another broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant.
The Acquisition of Brokerage and Research Products and Services
Brokers (who are not affiliates of Strategic Advisers) that execute transactions for the fund may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to Geode.
Research Products and Services. These products and services may include, when permissible under applicable law: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. Geode may request that a broker provide a specific proprietary or third-party product or service. Some of these products and services supplement Geode's own research activities in providing investment advice to the fund.
Execution Services. In addition, products and services may include, when permissible under applicable law, those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).
Mixed-Use Products and Services. Geode may use commission dollars to obtain certain products or services that are not used exclusively in Geode's investment decision-making process (mixed-use products or services). In those circumstances, Geode will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").
Benefit to Geode. Geode's expenses would likely be increased if it attempted to generate these additional products and services through its own efforts, or if it paid for these products or services itself. Certain of the brokerage and research products and services Geode receives are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these products or services may not have an explicit cost associated with such product or service.
Geode's Decision-Making Process. Before causing the fund to pay a particular level of compensation, Geode will make a good faith determination that the compensation is reasonable in relation to the value of the brokerage and/or research products and services provided to Geode, viewed in terms of the particular transaction for the fund or Geode's overall responsibilities to the fund or other investment companies and investment accounts. While Geode may take into account the brokerage and/or research products and services provided by a broker in determining whether compensation paid is reasonable, neither Geode nor the fund incurs an obligation to any broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these products and services assist Geode in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts; however, each product or service received may not benefit the fund. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by Geode.
Affiliated Transactions
Geode may place trades with certain brokers, including NFS, through its Fidelity Capital Markets (FCM) division, and Luminex, with whom Strategic Advisers is under common control, provided it determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms.
The Trustees of the fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.
Trade Allocation
Although the Trustees and officers of the fund are substantially the same as those of certain other Fidelity ® funds, investment decisions for the fund are made independently from those of other Fidelity ® funds or investment accounts (including proprietary accounts).The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.
When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.
Orders for funds and investment accounts are not typically combined or "blocked". However, Geode may, when feasible and when consistent with the fair and equitable treatment of all funds and investment accounts and best execution, block orders of various funds and investment accounts for order entry and execution.
Geode has established allocation policies for its various funds and investment accounts to ensure allocations are appropriate given its clients' differing investment objectives and other considerations. When the supply/demand is insufficient to satisfy all outstanding trade orders, generally the amount executed is distributed among participating funds and investment accounts based on account asset size (for purchases and short sales), and security position size (for sales and covers), or otherwise according to the allocation policies. These policies also apply to initial public and secondary offerings. Generally, allocations are determined by traders, independent of portfolio managers, in accordance with these policies. Allocations are determined and documented on trade date.
Geode's trade allocation policies identify circumstances under which it is appropriate to deviate from the general allocation criteria and describe the alternative procedures. For example, if a standard allocation would result in a fund or investment account receiving a very small allocation (e.g., because of its small asset size), the fund or investment account may receive an increased allocation to achieve a more meaningful allocation, or it may receive no allocation. Generally, any exceptions to Geode's policies (i.e., special allocations) must be approved by senior investment or trading personnel, reviewed by the compliance department, and documented.
Commissions Paid
A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.
The following table shows the fund's portfolio turnover rate for the fiscal period(s) ended May 31, 2023 and 2022. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in Strategic Advisers' investment outlook.
Turnover Rates	2023	2022
Strategic Advisers® Fidelity® U.S. Total Stock Fund	39%	35%

During the fiscal year ended May 31, 2023, the following fund(s) held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by the fund as of the fiscal year ended May 31, 2023.
Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
Strategic Advisers® Fidelity® U.S. Total Stock Fund	Bank of America Corp.	$455,902,450
	Barclays PLC	$8,337,421
	Citigroup, Inc.	$46,390,830
	Goldman Sachs Group, Inc.	$5,906,057
	JPMorgan Chase & Co.	$442,427,473
	Morgan Stanley	$47,310,922
	UBS AG	$27,241,349
	Royal Bank of Canada	$1,933,466

The following table shows the total amount of brokerage commissions paid by the following fund(s), comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal year(s) ended May 31, 2023, 2022, and 2021. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.
Fund	Fiscal Year Ended	Dollar Amount	Percentage of Average Net Assets
Strategic Advisers® Fidelity® U.S. Total Stock Fund	2023	$6,763,089	0.01%
	2022	$7,727,343	0.01%
	2021	$8,238,227	0.02%

Brokerage commissions may vary significantly from year to year due to a variety of factors, including the types of investments selected by the sub-adviser(s), changes in transaction costs, and market conditions. During the fiscal year(s) ended May 31, 2023, 2022, and 2021, the following brokerage commissions were paid to affiliated brokers:
Fiscal Year End	Broker	Affiliated With	Transaction Initiated By	Commissions	Percentage of Aggregate Brokerage Commissions	Percentage of Aggregate Dollar Amount of Brokerage Transactions
2023	Fidelity Capital Markets (A)	FMR LLC / Strategic Advisers	FIAM LLC	$188,094	2.77%	8.41%
2023	Luminex Trading & Analytics	FMR LLC / Strategic Advisers	FIAM LLC	$29,202	0.41%	1.87%
2023	FCM	FMR LLC / Strategic Advisers	Strategic Advisers LLC	$0	0.00%	0.00%
2023	Luminex	FMR LLC / Strategic Advisers	Strategic Advisers LLC	$0	0.00%	0.00%
2022	Fidelity Capital Markets	FMR LLC / Strategic Advisers	FIAM LLC	$204,017
2022	Luminex Trading & Analytics	FMR LLC / Strategic Advisers	FIAM LLC	$44,724
2022	FCM	FMR LLC / Strategic Advisers	Strategic Advisers LLC	$0
2022	Luminex	FMR LLC / Strategic Advisers	Strategic Advisers LLC	$0
2021	Fidelity Capital Markets	FMR LLC / Strategic Advisers	FIAM LLC	$218,042
2021	Luminex Trading & Analytics	FMR LLC / Strategic Advisers	FIAM LLC	$29,164
2021	FCM	FMR LLC / Strategic Advisers	Strategic Advisers LLC	$0
2021	Luminex	FMR LLC / Strategic Advisers	Strategic Advisers LLC	$0
(A) The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, an affiliated broker is a result of the low commission rates charged by an affiliated broker.

The following table shows the dollar amount of brokerage commissions paid to firms that may have provided research or brokerage services and the approximate dollar amount of the transactions involved for the fiscal year ended May 31, 2023.
Fund	Fiscal Year Ended	$ Amount of Commissions Paid to Firms for Providing Research or Brokerage Services	$ Amount of Brokerage Transactions Involved
Strategic Advisers® Fidelity® U.S. Total Stock Fund	2023	$5,190,168	$14,403,998,627
VALUATION
The NAV is the value of a single share. NAV is computed by adding the value of a fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.
The Board of Trustees has designated the fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. The Committee may rely on information and recommendations provided by affiliates of Strategic Advisers in fulfilling its responsibilities, including the fair valuation of securities.
Shares of underlying funds (other than ETFs) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. The Board of Trustees of each underlying Fidelity ® fund has designated the underlying fund's investment adviser as the valuation designee responsible for that fund's fair valuation function and performing fair value determinations as needed. References below to the Committee refer to the Fair Value Committee of the fund's adviser or an underlying Fidelity ® fund's adviser, as applicable.
Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying Fidelity ® non-money market fund, are valued as follows:
Most equity securities (including securities issued by ETFs) are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.
Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.
Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.
Prices described above are obtained from pricing services that have been approved by the Committee. A number of pricing services are available and a fund may use more than one of these services. A fund may also discontinue the use of any pricing service at any time. Strategic Advisers through the Committee engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.
Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.
Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including, but not limited to, price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading. The frequency that portfolio securities or assets are fair valued cannot be predicted and may be significant.
Portfolio securities and assets held by an underlying Fidelity ® money market fund are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price a money market fund would receive if it sold the instrument.
At such intervals as they deem appropriate, the Trustees of an underlying Fidelity ® money market fund consider the extent to which NAV calculated using market valuations would deviate from the $1.00 per share calculated using amortized cost valuation. If the Trustees believe that a deviation from a money market fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.
In determining the fair value of a private placement security for which market quotations are not available, the Committee generally applies one or more valuation methods including the market approach, income approach and cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.
The fund's adviser reports to the Board information regarding the fair valuation process and related material matters.

BUYING AND SELLING INFORMATION
Shares of the fund are offered only to certain clients of Strategic Advisers or its affiliates that have granted Strategic Advisers discretionary investment authority. If you are not currently a client in a discretionary investment program offered by Strategic Advisers or its affiliates, please call 1-800-544-3455 for more information.
Investors participating in a discretionary investment program are charged an annual advisory fee based on a percentage of the average market value of assets in their account. The stated fee is then reduced by a credit reflecting the amount of fees, if any, received by Strategic Advisers LLC or its affiliates from mutual funds for investment management or certain other services.
The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if Strategic Advisers determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the NAV of a fund or class, as applicable. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.
The fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. The fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES
Dividends. A portion of the fund's income may qualify for the dividends-received deduction available to corporate shareholders. A portion of the fund's dividends, when distributed to individual shareholders, may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met). Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).
Capital Gain Distributions. Unless your shares of the fund are held in a tax-advantaged retirement plan, the fund's long-term capital gain distributions, including amounts attributable to an underlying fund's long-term capital gain distributions, are federally taxable to shareholders generally as capital gains.
Returns of Capital. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold in taxable accounts.
Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by the fund with respect to foreign securities held directly by the fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by the fund. As a general matter, if, at the close of its fiscal year, more than 50% of the fund's total assets is invested in securities of foreign issuers, the fund may elect to pass through eligible foreign taxes paid and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements with respect to fund shares, a credit on their individual tax returns. In addition, if at the close of each quarter of its fiscal year at least 50% of the fund's total assets is represented by interests in other regulated investment companies, the same rules will apply to any foreign tax credits that underlying funds pass through to the fund. Special rules may apply to the credit for individuals who receive dividends qualifying for the long-term capital gains tax rate.
Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.
Fund of Funds. Because the fund is expected to invest in underlying funds in a fund of funds structure, the fund's realized losses on sales of shares of an underlying fund may be indefinitely or permanently deferred as "wash sales." Distributions of short-term capital gains by an underlying fund will be recognized as ordinary income by the upper-tier fund and would not be offset by the upper-tier fund's capital loss carryforwards, if any. Capital loss carryforwards of an underlying fund, if any, would not offset net capital gains of the upper-tier fund or of any other underlying fund.
Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity ® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 14 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Kathleen Murphy is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity®; funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.
The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund  are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Charles S. Morrison (1960)
Year of Election or Appointment: 2020
Trustee
Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.
Kathleen Murphy (1963)
Year of Election or Appointment: 2022
Trustee
Chair of the Board of Trustees
Ms. Murphy also serves as Trustee of other funds. Ms. Murphy serves as a Senior Adviser to the Chief Executive Officer of Fidelity Investments (2022-present), member of the Board of Directors of Snyk Technologies (cybersecurity technology, 2022-present), member of the Advisory Board of FliptRX (pharmacy benefits manager, 2022-present), member of the Board of Directors of Fidelity Investments Life Insurance Company (2009-present)), and member of the Board of Directors of Empire Fidelity Investments Life Insurance Company (2009-present). Previously, Ms. Murphy served as President of Personal Investing at Fidelity Investments (2009-2021), Chief Executive Officer of ING U.S. Wealth Management (2003-2008), and Deputy General Counsel, General Counsel and Chief Compliance Officer (1997-2003) of Aetna. Ms. Murphy also serves as Vice Chairman of the Board of Directors of the National Football Foundation (2013-present).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006
Trustee
Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is an independent Director of BLPF GP LLC (general partner of a private fund, 2006-present) and BlackRock US Core Property Fund, Inc. (real estate investment trust, 2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then, Aldrich, Eastman and Waltch, L.P.). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research and the Board of Trustees of the Museum of Fine Arts Boston.
Mary C. Farrell (1949)
Year of Election or Appointment: 2013
Trustee
Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and Director (2006-present) and Chair (2021-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005) and President (2009-2021) of the Howard Gilman Foundation (charitable organization). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.
Karen Kaplan (1960)
Year of Election or Appointment: 2006
Trustee
Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chair (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Executive Committee and past Chair of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women's Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2017-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), Secretary of the Ad Council, Inc. (2022-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of The Michaels Companies, Inc. (specialty retailer, 2015-2021), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women's accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).
Christine Marcks (1955)
Year of Election or Appointment: 2020
Trustee
Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President - Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity ® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption University (2019-present).
Heidi L. Steiger (1953)
Year of Election or Appointment: 2017
Trustee
Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and Chair of the Board of Directors and Chair of the Compensation Committee of Live Current Media, Inc. (2022-present). Previously, Ms. Steiger served as a member of the Board of Directors (2013-2021) and member of the Membership and Executive Committee (2017-2021) of Business Executives for National Security (nonprofit), a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009
Member of the Advisory Board
Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum's Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Assistant Secretary
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
James D. Gryglewicz (1972)
Year of Election or Appointment: 2015
Chief Compliance Officer
Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Christina H. Lee (1975)
Year of Election or Appointment: 2020
Secretary and Chief Legal Officer
Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).
Chris Maher (1972)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2020
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Standing Committees of the Trustees. The Board of Trustees has established two committees to supplement the work of the Board as a whole. The members of each committee are Independent Trustees.
The Audit and Compliance Committee is composed of all of the Independent Trustees, with Ms. Steiger currently serving as Chair. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. The committee determines whether at least one member of the committee is an "audit committee financial expert" as defined in rules promulgated by the SEC under the Sarbanes-Oxley Act of 2002. The committee normally meets in conjunction with in person meetings of the Board of Trustees, or more frequently as called by the Chair or a majority of committee members. The committee meets separately periodically with the fund's Treasurer, the fund's Chief Financial Officer, the fund's CCO, personnel responsible for the internal audit function of FMR LLC, and the fund's outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the fund for the purpose of preparing or issuing an audit report or related work. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the fund and the fund's service providers, (ii) the financial reporting processes of the fund , (iii) the independence, objectivity and qualification of the auditors to the fund, (iv) the annual audits of the fund's financial statements, and (v) the accounting policies and disclosures of the fund. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations (auditor independence regulations) of the SEC. It is responsible for approving all audit engagement fees and terms for the fund and for resolving disagreements between the fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the fund report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the fund and any service providers consistent with Public Company Accounting Oversight Board (PCAOB) Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence. The committee will discuss with the outside auditors any such disclosed relationships and their impact on the auditor's independence and objectivity. The committee will receive reports of compliance with provisions of the auditor independence regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the fund's service providers' internal controls and reviews with management, internal audit personnel of FMR LLC, and outside auditors the adequacy and effectiveness of the fund's and service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the fund's ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the fund's or service provider's internal controls over financial reporting. The committee will review with counsel any legal matters that may have a material impact on the fund's financial statements and any material reports or inquiries received from regulators or governmental agencies. The committee reviews at least annually a report from the outside auditor describing (i) any material issues raised by the most recent internal quality control review, peer review, or PCAOB examination of the auditing firm and (ii) any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm since the most recent report and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the fund's financial reporting process from the fund's Treasurer and outside auditors and will receive reports from any outside auditor relating to (i) critical accounting policies and practices used by the fund, (ii) alternative accounting treatments that the auditor has discussed with Strategic Advisers, and (iii) other material written communications between the auditor and Strategic Advisers (as determined by the auditor). The committee will discuss with Strategic Advisers, the fund's Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the fund. The committee will review with Strategic Advisers, the fund's Treasurer, outside auditors, and internal audit personnel of FMR LLC (to the extent relevant) the results of audits of the fund's financial statements. The committee will discuss regularly and oversee the review of the fund's major internal controls exposures, the steps that have been taken to monitor and control such exposures, and any risk management programs relating to the fund. The committee also oversees the administration and operation of the compliance policies and procedures of the fund and fund's service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee of the Board of Trustees or reserved to the Board itself. The committee has responsibility for recommending to the Board the designation of a CCO of the fund. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO and, if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports on significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the fund's compliance policies as required by Rule 38a-1 and quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws.
The Governance and Nominating Committee is composed of all of the Independent Trustees, with Ms. Farrell currently serving as Chair. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the Statement of Policy Relating to Personal Investing by the Independent Trustees and Independent Advisory Board Members. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the fund's or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the fund's expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the fund, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation.
During the fiscal year ended May 31, 2023, each committee held the number of meetings shown in the table below:
COMMITTEE	NUMBER OF MEETINGS HELD
Audit and Compliance Committee	5
Governance and Nominating Committee	4

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2022.
Interested Trustees
DOLLAR RANGE OF FUND SHARES	Charles S Morrison	Kathleen Murphy
Strategic Advisers® Fidelity® U.S. Total Stock Fund	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000

Independent Trustees
DOLLAR RANGE OF FUND SHARES	Peter C Aldrich	Mary C Farrell	Karen Kaplan	Christine Marcks
Strategic Advisers® Fidelity® U.S. Total Stock Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	none	over $100,000	none

DOLLAR RANGE OF FUND SHARES	Heidi L Steiger
Strategic Advisers® Fidelity® U.S. Total Stock Fund	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended May 31, 2023, or calendar year ended December 31, 2022, as applicable.
Compensation Table (A)
AGGREGATE COMPENSATION FROM A FUND	Peter C Aldrich	Mary C Farrell	Karen Kaplan	Christine Marcks
Strategic Advisers® Fidelity® U.S. Total Stock Fund	$66,642	$76,633	$66,642	$66,642
TOTAL COMPENSATION FROM THE FUND COMPLEX (B)	$297,500	$342,500	$297,500	$297,500

AGGREGATE COMPENSATION FROM A FUND	Heidi L Steiger
Strategic Advisers® Fidelity® U.S. Total Stock Fund	$77,740
TOTAL COMPENSATION FROM THE FUND COMPLEX (B)	$347,500

(A) Charles S. Morrison, Kathleen Murphy, and Howard E. Cox, Jr. are interested persons and are compensated by Strategic Advisers or an affiliate (including FMR).

(B) Reflects compensation received for the calendar year ended December 31, 2022, for 14 funds of one trust. Compensation figures include cash and may include amounts elected to be deferred.

As of May 31, 2023, the Trustees, Members of the Advisory Board (if any), and officers of the fund owned, in the aggregate, less than 1% of each class's total outstanding shares, with respect to the fund.

CONTROL OF INVESTMENT ADVISERS
FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of Strategic Advisers, FIAM, FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.
At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.
FIAM is a registered investment adviser. FMR LLC is the ultimate parent company of FIAM. Information regarding the ownership of FMR LLC is disclosed above.
FIL Limited, a Bermuda company formed in 1968, is the ultimate parent company of FIA and FIA(UK). Abigail P. Johnson, other Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL Limited. At present, the primary business activities of FIL Limited and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.
Geode, a registered investment adviser, is a subsidiary of Geode Capital Holdings LLC. Geode was founded in January 2001 to develop and manage quantitative investment strategies and to provide advisory and sub-advisory services.
Strategic Advisers, the sub-adviser(s), the sub-subadviser(s) (if any), (the Investment Advisers), Fidelity Distributors Company LLC (FDC), and the fund have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the fund, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including the Investment Advisers' investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.
MANAGEMENT CONTRACT
The fund has entered into a management contract with Strategic Advisers, pursuant to which Strategic Advisers furnishes investment advisory and other services.
The fund's initial shareholder approved a proposal permitting Strategic Advisers to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements, subject to conditions of an exemptive order that has been granted by the SEC (Exemptive Order). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. Subject to oversight by the Board of Trustees, Strategic Advisers has the ultimate responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.
Strategic Advisers has retained FIAM LLC, FIL Investment Advisors, and Geode Capital Management, LLC to serve as sub-advisers for the fund.
FIAM, in turn, has retained FMR UK, FMR H.K., and FMR Japan to serve as sub-subadvisers for the fund.
FIA, in turn, has retained FIA(UK) to serve as a sub-subadviser for the fund.
The sub-advisers do not sponsor the fund.
It is not possible to predict the extent to which the fund's assets will be invested by a particular sub-adviser at any given time and one or more sub-advisers may not be managing any assets for the fund at any given time.
Management and Sub-Advisory Services. Under the terms of its management contract with the fund, Strategic Advisers acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. Strategic Advisers is authorized, in its discretion, to allocate the fund's assets pursuant to its investment strategy. Strategic Advisers or its affiliates provide the fund with all necessary office facilities and personnel for servicing the fund's investments, compensate all officers of the fund and all Trustees who are interested persons of the trust or of Strategic Advisers, and compensate all personnel of the fund or Strategic Advisers performing services relating to research, statistical and investment activities.
In addition, Strategic Advisers or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.
Under its respective sub-advisory agreement, and subject to the supervision of the Board of Trustees, each sub-adviser directs the investment of its allocated portion of the fund's assets in accordance with the fund's investment objective, policies and limitations.
Management-Related Expenses. In addition to the management fee payable to Strategic Advisers, the fund pays all of its expenses that are not assumed by Strategic Advisers or its affiliates. Under the terms of separate agreements between Strategic Advisers and the fund's transfer agent and service agent, Strategic Advisers or an affiliate is responsible for the payment of any fees associated with the transfer agent and service agent agreements. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, fees and expenses associated with the fund's securities lending program, if applicable, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
Management Fee.

For the services of Strategic Advisers under the management contract, the fund pays Strategic Advisers a monthly management fee calculated by adding the annual rate of 0.25% of the fund's average daily net assets throughout the month plus the total fees payable monthly to the fund's sub-advisers, if any, pursuant to the applicable investment sub-advisory agreement(s); provided, however, that the fund's maximum aggregate annual management fee will not exceed 1.00% of the fund's average daily net assets.
In addition, Strategic Advisers has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the average daily net assets of the fund until September 30, 2025. The fee waiver will increase returns.
The following table shows the amount of management fees paid by the fund to Strategic Advisers for the fiscal year(s) ended May 31, 2023, 2022, and 2021. In addition, the table shows the amount of waivers reducing management fees.
Fund(s)	Fiscal Years Ended	Amount of Waivers Reducing Management Fees	Management Fees Paid to Investment Adviser	Management Fees Paid as a % of Average Net Assets of the Fund
Strategic Advisers® Fidelity® U.S. Total Stock Fund	2023	$171,289,723	$83,678,926	0.12%
	2022	$169,820,137	$82,493,829	0.12%
	2021	$115,391,452	$57,040,951	0.12%
Strategic Advisers may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. Strategic Advisers retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements will increase returns, and repayment of the reimbursement will decrease returns.
Sub-Adviser - FIAM. The fund and Strategic Advisers have entered into a sub-advisory agreement with FIAM pursuant to which FIAM may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays FIAM fees based on the net assets of the portion of the fund managed by FIAM pursuant to a separately negotiated investment mandate (a "Strategy"). The fees are calculated using the effective rate applicable to Aggregated Assets managed by FIAM under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by FIAM pursuant to that Strategy.
The following fee rate schedules apply to the mandates below.
Intrinsic Opportunities :  0.30% on all assets.
Sector Managed:  0.265% on all assets.
Small Cap Core:  0.35% on all assets.
Small-Mid Cap Core:  0.30% on all assets.
Small Company :  0.35% on all assets.
U.S. Equity:  0.275% on the first $500 million in assets and 0.225% over $500 million in assets.
U.S. Equity Large Cap Plus : 0.28% on the first $100 million in assets; 0.24% on the next $400 million in assets; and 0.17% on any amount in excess of $500 million in assets.
U.S. Equity Small Cap Plus : 0.28% on the first $100 million in assets; 0.24% on the next $400 million in assets; and 0.17% on any amount in excess of $500 million in assets.
Value Discovery :  0.265% on all assets.
On behalf of the fund, FIAM, in turn, has entered into sub-subadvisory agreement(s) with FMR UK, FMR H.K., and FMR Japan. Pursuant to the sub-subadvisory agreement, FIAM may receive from the sub-subadviser investment research and advice on issuers outside the United States (non-discretionary services) and FIAM may grant the sub-subadviser investment management authority and the authority to buy and sell securities if FIAM believes it would be beneficial to the fund (discretionary services). FIAM, not the fund, pays the sub-subadviser(s).
Sub-Adviser - FIA. The fund and Strategic Advisers have entered into a sub-advisory agreement with FIA pursuant to which FIA may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays FIA fees based on the net assets of the portion of the fund managed by FIA pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by FIA under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by FIA pursuant to that Strategy.
The following fee rate schedule applies to the mandate below.
Small Cap America : 0.65% on the first $100 million in assets; 0.60% on the next $100 million in assets; and 0.50% above $200 million in assets.
On behalf of the fund, FIA, in turn, has entered into a sub-subadvisory agreement with FIA(UK). Pursuant to the sub-subadvisory agreement, FIA may receive from the sub-subadviser investment research and advice on issuers outside the United States (non-discretionary services) and FIA may grant the sub-subadviser investment management authority and the authority to buy and sell securities if FIA believes it would be beneficial to the fund (discretionary services). FIA, not the fund, pays FIA(UK).
Sub-Adviser - Geode. The fund and Strategic Advisers have entered into a sub-advisory agreement with Geode pursuant to which Geode may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays Geode fees based on the net assets of the portion of the fund managed by Geode pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by Geode under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by Geode pursuant to that Strategy.
The following fee rate schedules apply to the mandates below.
Small Cap Put Spread : 0.15% of the first $500 million in assets; 0.125% of the next $500 million in assets; and 0.10% on any amount in excess of $1 billion in assets.
U.S. Small-Mid Cap Quality Focus Index : 0.035% on all assets.
The following table shows the amount of sub-advisory fees paid by Strategic Advisers, on behalf of the fund, to FIAM for the fiscal year(s) ended May 31, 2023, 2022, and 2021.
Fund	Fiscal Years Ended	Sub-Advisory Fees Paid to FIAM	Sub-Advisory Fees Paid to FIAM as a % of Average Net Assets of the Fund
Strategic Advisers® Fidelity® U.S. Total Stock Fund	2023	$83,332,724	0.12%
	2022	$82,830,309	0.12%
	2021	$57,038,393	0.12%
The following table shows the amount of sub-advisory fees paid by Strategic Advisers LLC, on behalf of the fund, to Geode for the fiscal year(s) ended May 31, 2023 and 2022.
Fund	Fiscal Years Ended	Sub-Advisory Fees Paid to Geode	Sub-Advisory Fees Paid to Geode as a % of Average Net Assets of the Fund
Strategic Advisers® Fidelity® U.S. Total Stock Fund	2023	$352,471	0.00%
	2022 (A)	$28,446	0.00% (B)

(A)Geode began managing a portion of the fund's assets on March 31, 2022 (inception date).
(B)Annualized from inception date.
No sub-advisory fees were paid by Strategic Advisers, on behalf of the fund, to FIA for the fiscal years ended May 31, 2023, 2022, and 2021.
Expense estimates, which are accrued in the period to which they relate and adjusted when actual amounts are known, will cause differences between the amount of the management fees paid by the fund to Strategic Advisers and the aggregate amount of the sub-advisory fees paid by Strategic Advisers, on behalf of the fund, to the sub-adviser(s).
Barry Golden and Gopalakrishnan Anantanatarajan are employees of Strategic Advisers, a subsidiary of FMR LLC and an affiliate of FMR. Strategic Advisers is the adviser to the fund.
Mr. Golden is Lead Portfolio Manager of the fund and Mr. Anantanatarajan is Co-Portfolio Manager of the fund, and each receives compensation for those services. As of May 31, 2023, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager's compensation may be deferred based on criteria established by Strategic Advisers or at the election of the portfolio manager.
Each portfolio manager's base salary is determined by level of responsibility and tenure at Strategic Advisers or its affiliates. The primary components of each portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and a defined peer group assigned to each fund or account, and (ii) the investment performance of a broad range of Strategic Advisers® funds and accounts, including the fund. Accounts may include model portfolios designed for asset allocation, retirement planning, or tax-sensitive goals. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s), and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and peer group. A smaller, subjective component of the bonus is based on each portfolio manager's overall contribution to management of Strategic Advisers. The portion of each portfolio manager's bonus that is linked to the investment performance of the portfolio manager's fund is based on the fund's pre-tax investment performance measured against the Dow Jones U.S. Total Stock Market Index, and the pre-tax investment performance of the fund measured against the Morningstar® Large Blend Category. Each portfolio manager may be compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, Strategic Advisers' parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.
A portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by Strategic Advisers or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.
The following table provides information relating to other accounts managed by Gopalakrishnan Anantanatarajan as of May 31, 2023:
	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts**
Number of Accounts Managed	2	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$124,071	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Strategic Advisers ® Fidelity ® U.S. Total Stock Fund ($73,634 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
** Includes assets invested in registered investment companies managed by the portfolio manager.
As of May 31, 2023, the dollar range of shares of Strategic Advisers ® Fidelity ® U.S. Total Stock Fund beneficially owned by Mr. Anantanatarajan was none.

The following table provides information relating to other accounts managed by Barry Golden as of May 31, 2023:
	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts**
Number of Accounts Managed	2	none	25
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$80,844	none	$80,946
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Strategic Advisers ® Fidelity ® U.S. Total Stock Fund ($73,634 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
** Includes assets invested in registered investment companies managed by the portfolio manager.
As of May 31, 2023, the dollar range of shares of Strategic Advisers ® Fidelity ® U.S. Total Stock Fund beneficially owned by Mr. Golden was $100,001 - $500,000.

PROXY VOTING GUIDELINES

Proxy Voting - Strategic Advisers.
On behalf of the fund, the Board of Trustees of the trust has delegated proxy voting authority to Strategic Advisers. Strategic Advisers has established the following Proxy Voting Guidelines.
I. General Principles
A. Strategic Advisers generally intends to vote shares of underlying funds held by a fund using echo voting procedures (that is, in the same proportion as the holders of all other shares of the particular underlying fund).
B. Any proposals not covered by paragraph A above or other special circumstances will be voted pursuant to the Proxy Voting Guidelines included as Attachment A.
Attachment A
I. Introduction
These guidelines are intended to help Fidelity's customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 75 years. Our core principles sit at the heart of our voting philosophy; putting our customers' and fund shareholders' long-term interests first and investing in companies that share our approach to creating value over the long-term guides everything we do. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.
In evaluating proxies, Fidelity considers factors that are financially material to individual companies and investing funds' investment objectives and strategies in support of maximizing long-term shareholder value. This includes considering the company's approach to financial and operational, human, and natural capital and the impact of that approach on the potential future value of the business.
Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.
II. Board of Directors and Corporate Governance
Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders' rights. The following general guidelines are intended to reflect these proxy voting principles.
A. Election of Directors
Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.
Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:
1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.
2. There are no women on the board or if a board of ten or more members has fewer than two women directors.
3. There are no racially or ethnically diverse directors.
4. The director is a public company CEO who sits on more than two unaffiliated public company boards.
5. The director, other than a CEO, sits on more than five unaffiliated public company boards.
Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:
1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.
2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.
3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.
B. Contested Director Elections
On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds' assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:
1. Management's track record and strategic plan for enhancing shareholder value;
2. The long-term performance of the company compared to its industry peers; and
3. The qualifications of the shareholder's and management's nominees.
Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.
C. Cumulative Voting Rights
Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.
D. Classified Boards
A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board's adoption of a classified board structure and support declassification of existing boards.
E. Independent Chairperson
In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.
F. Majority Voting in Director Elections
In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company's board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.
G. Proxy Access
Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company's proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company's shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.
H. Indemnification of Directors and Officers
In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).
III. Compensation
Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.
A. Equity Compensation Plans
Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:
1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate ("burn rate") considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.
2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.
3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.
As to stock option plans, considerations include the following:
1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.
2. Re-pricing: An "out-of-the-money" (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.
Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:
1. Whether the proposal excludes senior management and directors;
2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;
3. The company's relative performance compared to other companies within the relevant industry or industries;
4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and
5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.
B. Employee Stock Purchase Plans
These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing "best practices" in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.
IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote
Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:
- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;
- The alignment of executive compensation and company performance relative to peers; and
- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.
When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.
A. Compensation Committee
Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.
Fidelity will oppose the election of directors on the compensation committee if:
1.The compensation appears misaligned with shareholder interests or is otherwise problematic and results in concerns with:
a)The alignment of executive compensation and company performance relative to peers; and
b)The structure of the compensation program, including factors outlined above under the section entitled Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote.
2. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.
3. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:
a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or
b) Adopted or extended a golden parachute.
B. Executive Severance Agreements
Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as "golden parachutes." Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
V. Environmental and Social Issues
Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate consideration of human and natural capital issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund's investment objective and strategies.
Fidelity generally considers management's recommendation and current practice when voting on shareholder proposals concerning human and natural capital issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Fidelity evaluates shareholder proposals concerning natural and human capital topics. To engage and vote more effectively on the growing number of submitted proposals on these topics, we developed a four-point decision-making framework. In general, Fidelity will more likely support proposals that:
•Address a topic that our research has identified as financially material;
•Provide disclosure of new or additional information to investors, improving transparency;
•Provide value to the business or investors by improving the landscape of investment-decision relevant information or contributing to our understanding of a company's processes and governance of the topic in question; and
•Are realistic or practical for the company to comply with.
VI. Anti-Takeover Provisions and Shareholders Rights Plans
Fidelity generally will oppose a proposal to adopt an anti-takeover provision.
Anti-takeover provisions include:
- classified boards;
- "blank check" preferred stock (whose terms and conditions may be expressly determined by the company's board, for example, with differential voting rights);
- golden parachutes;
- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);
- poison pills;
- restricting the right to call special meetings;
- provisions restricting the right of shareholders to set board size; and
- any other provision that eliminates or limits shareholder rights.
A. Shareholders Rights Plans ("poison pills")
Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.
Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:
1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;
2. Is integral to a business strategy that is expected to result in greater value for the shareholders;
3. Requires shareholder approval to be reinstated upon expiration or if amended;
4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and
5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.
Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.
B. Shareholder Ability to Call a Special Meeting
Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.
C. Shareholder Ability to Act by Written Consent
Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.
D. Supermajority Shareholder Vote Requirement
Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.
VII. Anti-Takeover Provisions and Director Elections
Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.
Fidelity will consider supporting the election of directors with respect to poison pills if:
- All of the poison pill's features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.
- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.
- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.
VIII. Capital Structure and Incorporation
These guidelines are designed to protect shareholders' value in the companies in which the Fidelity funds invest. To the extent a company's management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.
A. Increases in Common Stock
Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.
In the case of real estate investment trusts (REITs), however, Fidelity will oppose a provision to increase the REIT's authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.
B. Multi-Class Share Structures
Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.
C. Incorporation or Reincorporation in another State or Country
Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.
IX. Shares of Fidelity Funds or other non-Fidelity Funds
When a Fidelity fund invests in an underlying Fidelity fund with public shareholders or a non-Fidelity investment company or business development company, Fidelity will generally vote in the same proportion as all other voting shareholders of the underlying fund (this is known as "echo voting"). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals, except where not permitted under applicable laws and regulations.
X. Foreign Markets
Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.
In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.
XI. Securities on Loan
Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.
XII. Avoiding Conflicts of Interest
Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.
Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.
XIII. Conclusion
Since its founding more than 75 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.
Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.
Glossary
  Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.
                    - For a large-capitalization company, burn rate higher than 1.5%.
                    - For a small-capitalization company, burn rate higher than 2.5%.
             - For a micro-capitalization company, burn rate higher than 3.5%.
  Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
  Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.
  Micro-capitalization company means a company with market capitalization under US $300 million.
  Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.
  Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.
Sub-Adviser(s):
Proxy voting policies and procedures are used by a sub-adviser to determine how to vote proxies relating to the securities held by its allocated portion of the fund's assets. The proxy voting policies and procedures used by a sub-adviser are described below.

  Proxy Voting - FIAM
I. Introduction
These guidelines are intended to help Fidelity's customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 75 years. Our core principles sit at the heart of our voting philosophy; putting our customers' and fund shareholders' long-term interests first and investing in companies that share our approach to creating value over the long-term guides everything we do. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.
In evaluating proxies, Fidelity considers factors that are financially material to individual companies and investing funds' investment objectives and strategies in support of maximizing long-term shareholder value. This includes considering the company's approach to financial and operational, human, and natural capital and the impact of that approach on the potential future value of the business.
Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.
II. Board of Directors and Corporate Governance
Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders' rights. The following general guidelines are intended to reflect these proxy voting principles.
A. Election of Directors
Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.
Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:
1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.
2. There are no women on the board or if a board of ten or more members has fewer than two women directors.
3. There are no racially or ethnically diverse directors.
4. The director is a public company CEO who sits on more than two unaffiliated public company boards.
5. The director, other than a CEO, sits on more than five unaffiliated public company boards.
Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:
1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.
2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.
3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.
B. Contested Director Elections
On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds' assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:
1. Management's track record and strategic plan for enhancing shareholder value;
2. The long-term performance of the company compared to its industry peers; and
3. The qualifications of the shareholder's and management's nominees.
Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.
C. Cumulative Voting Rights
Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.
D. Classified Boards
A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board's adoption of a classified board structure and support declassification of existing boards.
E. Independent Chairperson
In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.
F. Majority Voting in Director Elections
In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company's board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.
G. Proxy Access
Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company's proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company's shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.
H. Indemnification of Directors and Officers
In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).
III. Compensation
Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.
A. Equity Compensation Plans
Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:
1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate ("burn rate") considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.
2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.
3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.
As to stock option plans, considerations include the following:
1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.
2. Re-pricing: An "out-of-the-money" (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.
Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:
1. Whether the proposal excludes senior management and directors;
2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;
3. The company's relative performance compared to other companies within the relevant industry or industries;
4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and
5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.
B. Employee Stock Purchase Plans
These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing "best practices" in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.
IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote
Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:
- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;
- The alignment of executive compensation and company performance relative to peers; and
- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.
When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.
A. Compensation Committee
Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.
Fidelity will oppose the election of directors on the compensation committee if:
1.The compensation appears misaligned with shareholder interests or is otherwise problematic and results in concerns with:
a)The alignment of executive compensation and company performance relative to peers; and
b)The structure of the compensation program, including factors outlined above under the section entitled Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote.
2. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.
3. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:
a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or
b) Adopted or extended a golden parachute.
B. Executive Severance Agreements
Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as "golden parachutes." Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
V. Environmental and Social Issues
Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate consideration of human and natural capital issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund's investment objective and strategies.
Fidelity generally considers management's recommendation and current practice when voting on shareholder proposals concerning human and natural capital issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Fidelity evaluates shareholder proposals concerning natural and human capital topics. To engage and vote more effectively on the growing number of submitted proposals on these topics, we developed a four-point decision-making framework. In general, Fidelity will more likely support proposals that:
•Address a topic that our research has identified as financially material;
•Provide disclosure of new or additional information to investors, improving transparency;
•Provide value to the business or investors by improving the landscape of investment-decision relevant information or contributing to our understanding of a company's processes and governance of the topic in question; and
•Are realistic or practical for the company to comply with.
VI. Anti-Takeover Provisions and Shareholders Rights Plans
Fidelity generally will oppose a proposal to adopt an anti-takeover provision.
Anti-takeover provisions include:
- classified boards;
- "blank check" preferred stock (whose terms and conditions may be expressly determined by the company's board, for example, with differential voting rights);
- golden parachutes;
- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);
- poison pills;
- restricting the right to call special meetings;
- provisions restricting the right of shareholders to set board size; and
- any other provision that eliminates or limits shareholder rights.
A. Shareholders Rights Plans ("poison pills")
Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.
Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:
1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;
2. Is integral to a business strategy that is expected to result in greater value for the shareholders;
3. Requires shareholder approval to be reinstated upon expiration or if amended;
4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and
5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.
Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.
B. Shareholder Ability to Call a Special Meeting
Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.
C. Shareholder Ability to Act by Written Consent
Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.
D. Supermajority Shareholder Vote Requirement
Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.
VII. Anti-Takeover Provisions and Director Elections
Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.
Fidelity will consider supporting the election of directors with respect to poison pills if:
- All of the poison pill's features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.
- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.
- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.
VIII. Capital Structure and Incorporation
These guidelines are designed to protect shareholders' value in the companies in which the Fidelity funds invest. To the extent a company's management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.
A. Increases in Common Stock
Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.
In the case of REITs, however, Fidelity will oppose a provision to increase the REIT's authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.
B. Multi-Class Share Structures
Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.
C. Incorporation or Reincorporation in another State or Country
Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.
IX. Shares of Fidelity Funds or other non-Fidelity Funds
When a Fidelity fund invests in an underlying Fidelity fund with public shareholders or a non-Fidelity investment company or business development company, Fidelity will generally vote in the same proportion as all other voting shareholders of the underlying fund (this is known as "echo voting"). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals, except where not permitted under applicable laws and regulations.
X. Foreign Markets
Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.
In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.
XI. Securities on Loan
Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.
XII. Avoiding Conflicts of Interest
Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.
Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.
XIII. Conclusion
Since its founding more than 75 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.
Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.
Glossary
  Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.
                    - For a large-capitalization company, burn rate higher than 1.5%.
                    - For a small-capitalization company, burn rate higher than 2.5%.
             - For a micro-capitalization company, burn rate higher than 3.5%.
  Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
  Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.
  Micro-capitalization company means a company with market capitalization under US $300 million.
  Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.
  Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

Fidelity International's Proxy Voting Guidelines.
1 General principles and application
1.1 Voting authority and decision-making
1.1.1 Voting execution and oversight: The Sustainable Investing Team of Fidelity International ("Fidelity") is responsible for the execution of voting, the oversight, decision-making and application of Fidelity's policies on voting.
1.1.2 Non-routine investment proposals and special circumstances: Where necessary, non-routine investment proposals or other special circumstances are evaluated, in conjunction with the Sustainable Investing Team, by the appropriate Fidelity investment research analysts or portfolio managers.
1.1.3 SIOC authority: All votes are subject to the authority of the Global Head of Stewardship and Sustainable Investing and the Sustainable Investing Operating Committee (SIOC).
1.2 Voting approach
1.2.1 Voting coverage: We seek to vote all equity securities where possible. In certain special situations, we may determine not to submit a vote where the costs outweigh the associated benefits. Fixed income managers are consulted on voting matters related to bondholder meetings.
1.2.2 Routine proposals: Except as set forth in these guidelines, we will usually vote in favour of the recommendations set out by company management and routine proposals.
1.2.3 Abstentions: We will vote to abstain on proposals if doing so is deemed to be in the best interests of investors or in some cases where the necessary information has not been provided. In certain limited circumstances, we may also vote to abstain in order to send a cautionary message to a company.
1.2.4 Voting policy application: We make voting decisions on a case-by-case basis and take account of the specific company, sector considerations, prevailing local market standards and best practice, and our voting principles and guidelines. The application of our approach will also vary regionally based on factors including relevant agenda items, current expectations and phased implementation of policies. Where voting differently to our general approach is in the best interests of our clients, we will address these instances on a case- by-case basis. We seek to ensure that our approach to voting is aligned to our principles and in the best interests of our clients. Our voting application will also take into account our engagement strategy, focus areas and current prioritisation criteria.
1.2.5 Issues not covered by principles or guidelines: We will assess where necessary on a case-by-case basis items or issues not clearly covered by our voting principles or guidelines.
1.2.6 Voting application to agenda items: We will generally vote against items that directly correlate to any concern we have. Where there is no corresponding agenda item, we may vote against other proposals to signal our view and in more severe situations may vote against all agenda items to express our dissatisfaction.
1.2.7 Engagement: We assess the merits of each proposal using company disclosure and internal as well as external research. When deemed necessary, we engage with companies to seek a better understanding of the proposal in order to make a more informed voting decision. We will also endeavour to engage with relevant stakeholders if needed to achieve a comprehensive and fair view of the item under review.
1.3 Voting integration with sustainable investing factors
1.3.1 Sustainability-related proposals: We evaluate proposals that relate to sustainability issues on a case-by-case basis, guided by our sustainable investing policy, our investment approach and policies, and widely accepted sustainable principles and frameworks such as the UN Sustainable Development Goals (SDGs). We also reference standards from organisations including the Sustainability Accounting Standards Board (SASB), the Global Reporting Initiative (GRI), and the CDP (formerly the Carbon Disclosure Project).
1.3.2 Escalation of ESG concerns to voting: We seek to integrate voting as a tool to signal our concerns, and promote positive change, in relation to ESG issues that have been identified and discussed with the company but have seen no sign of improvement over a prolonged period. We will consider voting against the re- election of the chair or directors that are considered most accountable in this case.
1.4 Conflicts of interest
1.4.1 Conflicts of interest: In instances where there may be a conflict, we will either vote in accordance with the recommendation of our principal third-party research provider or, if no recommendation is available, we will either not vote or abstain in accordance with local regulations.
1.4.2 Votes on our funds: Fidelity's Sustainable Investing Team will not vote at shareholder meetings of any Fidelity funds unless specifically instructed by a client.
2 Shareholder rights and authority
2.1 Multiple voting rights: We support the principle of one share, one vote and will vote against the authorisation of stock with differential voting rights if the issuance of such stock would adversely affect the voting rights of existing shareholders.
2.2 Transfer of authority from shareholders to directors: We will generally vote against any limitation on shareholder rights or the transfer of authority from shareholders to directors. Furthermore, we will typically always support proposals that enhance shareholder rights or maximise shareholder value.
2.3 Anti-takeover measures: We will vote against anti-takeover proposals including share authorities that can be used as a control-enhancing mechanism.
2.4 Poison pill without approval: We will consider voting against senior management if a poison pill has been implemented without shareholder approval in the last year.
2.5 Cumulative voting: We will support cumulative voting rights when it is determined they are favourable to the interests of minority shareholders.
2.6 Voting by poll and disclosure of results: We support proposals to adopt mandatory voting by poll and full disclosure of voting outcomes.
2.7 Voting practice: We will support proposals to adopt confidential voting and independent vote tabulation practices.
2.8 Detailed documentation provided in a timely manner: We expect companies to provide adequate detail in shareholder meeting materials and for these materials to be made public sufficiently in advance of the shareholder meeting to enable all investors to make informed decisions.
2.9 Conversion of stock: We will consider conversion of stock on a case-by-case basis.
2.10 Shareholder ownership enhanced disclosure: We generally support enhanced shareholder ownership disclosure. However, we may vote against it where, in our view, the threshold obligations are unreasonably onerous.
2.11 Shareholder ownership disclosure thresholds: We review proposals to reduce ownership percentage disclosure thresholds on a case-by-case basis.
2.12 Other business: We will vote against proposals that request approval of non-specific items under a request for approval of other business.
3 Corporate culture and conduct
3.1 Board composition and independence
3.1.1 Board independence: We favour robust independent representation on boards and may not support proposals relating to the election of directors where we deem there is an insufficient independence level on the board.
3.1.2 Board committee independence: We support boards establishing audit, remuneration and nomination committees to enhance the management and scrutiny of these governance areas but will vote against election of directors where we feel the objectivity of these committees is compromised.
3.1.3 Director independence: We will vote against the election of nominees as independent directors, supervisors, and statutory auditors if, in our view, they lack sufficient independence from the company, its management or its controlling shareholders.
3.1.4 CEO and chair separation: We favour a separation of the roles of chair and chief executive and will vote in favour of this outcome when the opportunity arises. In markets where there is established separation of the two roles, we will consider voting against nominees deviating from best practice.
3.1.5 Nominee disclosure: We will vote against director elections in cases where the names of the nominees are not disclosed to shareholders on a timely basis.
3.1.6 Board renewal: We support periodic and orderly board refreshment and may vote against directors where, in our view, a significant proportion of the board is comprised of directors with excessively long tenures.
3.2 Board effectiveness, conduct, diversity, inclusion and expertise
3.2.1 Board effectiveness: Companies should articulate how the board is undertaking its role and functions and demonstrate this by providing key information on material issues. The board should also comment on the skill set, diversity and experience of its members.
3.2.2 Director attendance: We will vote against the re-election of directors with poor attendance records at previous board or committee meetings without clear justification for the absence.
3.2.3 Outside directorships on public company boards: We do not support directors serving on a significant number of boards because this may compromise their capacity to fully meet their board responsibilities. The assessment will consider the type of role they undertake at the company and will take into account the positions at related companies and the nature of their business and the differences in market development.
3.2.4 Tenure of independent directors: We recognise that the independence of directors can diminish over time and we may not support the re-election of directors to independent director roles if their tenure is excessive. Where deemed valuable to the board, we may support a candidate's re-election to the board in a non-independent non-executive role.
3.2.5 Board size: We will not support changes to increase a company's board size, or the election of directors, where we deem the size of the board is excessive. We will also not support reductions in board size that could compromise board effectiveness.
3.2.6 Contested elections: We will review contested elections on a case-by-case basis.
3.2.7 Diversity and inclusion: We support enhancing board effectiveness through diversity and inclusion of necessary talents and skill sets on a company board. This includes our support for gender, racially and ethnically diverse boards. Companies that fall short of market or sector best practice with respect to board gender, race and ethnic diversity are expected to adopt objectives for improvement and demonstrate progress over time. In circumstances where we conclude that a board is not addressing this issue with the seriousness or urgency it deserves, additional measures may be considered, including, where appropriate, voting against the re-election of members of the board, which may include the chairman or the chairman of the nomination committee.
3.2.8 Gender-balanced boards: We support gender diversity on a company's board and will vote against the election of directors where boards do not have at least 30% female representation at companies in the most developed markets (including the UK, EU, USA and Australia) and 15% female representation in all other markets where standards on gender diversity are still developing. We may also take into account factors including the board size, industry and corporate structure.
3.2.9 Racially and ethnically diverse and inclusive boards: We support racial and ethnic diversity on a company's board and will consider voting against the election of accountable directors where there are serious concerns relating to racial or ethnic underrepresentation on the board, or the number is inadequate, based on factors including the board size, industry, and market.
3.2.10 Mandatory retirement age: We are generally not supportive of mandatory retirement ages for directors and employees.
3.3 Conduct and accountability
3.3.1 Corporate culture and conduct: We believe that companies should foster a culture across their organisations of acting lawfully, ethically and responsibly, including enforcing anti-corruption and anti-bribery policies and processes, and where it is clear that there has been serious conduct to the contrary, we will vote against the election of the accountable directors.
3.3.2 Integrity and competence: We will vote against the election of directors if, in our view, they lack the necessary integrity, competence or capacity to carry out their duties as directors. Relevant factors which may lead us to conclude that a director's election should not be supported include but are not limited to: involvement in material failures of governance or risk oversight that call into question the nominee's fitness to serve as a fiduciary; qualifications and experience; and abuse of minority shareholder rights.
3.3.3 Whistleblowing and risk practice: We support companies meeting minimum legal protection standards with regard to whistleblowing and risk management practices and will vote against directors where we have been made aware that there have been clear significant breaches of expected standards.
3.3.4 Contingency planning and accountability: We encourage companies to undertake comprehensive contingency planning, taking into account ESG factors, and we may vote against the election of directors where we assess this has been clearly inadequate.
3.3.5 Majority shareholder abuse: We will vote against board members, where appropriate, in cases where there have been abuses to minority shareholder interests by the company's controlling shareholder.
3.3.6 Bundled voting items: Shareholder approval for the election of each director should be sought under individual agenda items. We will generally vote against bundled elections or bundled proposals where we are not supportive of any one or more components of the proposal.
3.3.7 Local governance codes: We support companies following their local market corporate governance code for best practice and may vote against items where there is a material failing to meet basic local practice.
4 Audit and financial reporting
4.1 Audit committee independence: We will vote against members of the audit committee where the committee is not fully composed of non-executive directors and/ or a majority is not independent.
4.2 Qualified or delayed audit: We will vote against relevant proposals where the audit report is either qualified, we have concerns about its integrity, or it is delayed without sufficient rationale.
4.3 Auditor independence: We will vote against the appointment of an auditor where there are concerns in relation to their independence based on tenure and remuneration or controversies related to the audit firm.
4.4 Auditor rotation: We will vote against the auditor appointment where the auditor's tenure has, in our view, become excessive.
4.5 Auditor fees: We will consider voting against the auditor appointment and the chairman of the audit committee where non-audit related service fees appear excessive relative to audit fees.
4.6 Audit independence: We will vote against members of the audit committee where there are concerns in relation to the independence or quality of the audit report or the auditor.
4.7 Financial reporting: We will vote against financial statements where we have concerns about the content or accuracy of a company's financial position and reporting.
4.8 Financial reporting and adherence to accounting practices: We will vote against financial statements where we believe the statements have failed to meet required levels of accounting practice.
4.9 Financial reporting transparency: We will not support financial statements where we have concerns about the transparency of key issues including material weaknesses and fairness in the company's tax policies.
5 Remuneration
5.1 Approach, alignment and outcomes
5.1.1 Alignment of interests: We aim to vote against remuneration-related proposals or appropriate directors where we believe there is a clear misalignment between a company's remuneration structure and the interests of shareholders. Remuneration committees must remain mindful of ensuring that variable pay outcomes broadly reflect shareholders' experience, and appropriate discretion should be applied when this is not reflected in formulaic outcomes.
5.1.2 Poor transparency and complexity: We support simple and clear remuneration arrangements and believe these factors help make the expectations placed on participants clearer.
5.1.3 Votes on remuneration: We will support proposals to give shareholders the right to vote on executive pay practices.
5.1.4 Remuneration concerns: We will generally vote against remuneration proposals when payments made to executives are considered excessive, overly short-term in nature, or not reflective of company performance.
5.1.5 Ongoing remuneration concerns: In markets that provide shareholders with the opportunity to vote on a company's remuneration report, we will consider voting against the re-election of the chairman of the remuneration committee if we vote against the report of the remuneration committee for the second year in a row (assuming no change in personnel in the interim).
5.1.6 Remuneration committee independence: We do not support the presence of executive directors on the remuneration committee (or its equivalent) of the companies which employ them, and we will consider voting against directors or the remuneration report in these instances when given an opportunity to do so.
5.1.7 Independent non-executive director pay: We will vote against remuneration granted to independent non-executive directors if the payment may compromise the directors' objectivity, although the circumstances of individual companies and rationale for pay structure will be considered. We will generally not support arrangements where independent and non-executive directors receive significant fee increases, share options, or payments in cash or shares that are subject to performance targets.
5.2 Practice and implementation
5.2.1 Misalignment of remuneration outcomes: We will vote against remuneration proposals where we believe there is a clear misalignment between executive pay and the experience of shareholders, or where material negative outcomes for stakeholders are not appropriately taken into consideration for pay outcomes.
5.2.2 Pay quantum: We will vote against remuneration proposals where the size of pay or increases in executive pay levels are in our view excessive.
5.2.3 Aggregate compensation ceiling: We will vote against proposals that seek to make adjustment to an aggregate compensation ceiling for directors where we believe this is excessive or we believe it is not necessary.
5.2.4 Share ownership: We strongly encourage the long-term retention of shares, and we will consider voting against remuneration proposals if the company lacks policies requiring executives to build up a significant share ownership within a reasonable timeframe. In some markets, we expect share ownership guidelines to require the retention of shares for a period after the director's mandate has ended. We encourage the use of broad-based share incentive plans for executives and rank-and-file staff. For shares awarded to executives as part of a long-term incentive plan, we will have particular regard for minimum required retention periods. Practice in this regard differs globally but over time we expect all companies to move towards a minimum guaranteed share retention period of at least five years from the date of grant.
5.2.5 Dilution: We will vote against incentive arrangements if the dilutive effect of shares authorised under the plan is excessive.
5.2.6 Discounted awards: We will generally vote against options offered with an exercise price of less than 100% of fair market value at the date of grant. Employee share-save schemes may be supported provided the offering price of shares is not less than 80% of the fair market value on the date of grant.
5.2.7 Re-pricing: We do not support the re- pricing of stock options and will vote against proposals that seek approval for this practice.
5.2.8 Uncapped awards: We do not favour non-routine remuneration arrangements where the potential awards are uncapped or provide no clarity on the quantum of awards, such as those found in certain value creation plans.
5.2.9 Re-testing of performance criteria: We do not support arrangements where performance re-testing is permitted. In our view, if performance targets for a given year are not met, then awards for that year should be foregone.
5.2.10 Material changes to remuneration arrangements: We are not supportive of remuneration arrangements that provide discretion to permit material changes without shareholder approval.
5.2.11 Holding period: We believe companies should put in place longer holding periods for share awards and our preference is for a minimum retention period of five years for shares granted to top executives. We will vote against arrangements where we deem the holding period too short.
5.2.12 Performance hurdles reduced: We will generally vote against proposals where performance hurdles attached to remuneration arrangements have been reduced.
5.2.13 Incentive arrangement criteria: Subject to local market standards, we will generally vote against incentive arrangements where any of the following are met:
• No performance conditions: We will vote against proposals where there are no performance conditions attached to any of the incentive awards.
• No disclosure of performance conditions: We will vote against proposals where there is no disclosure of the performance measures to be used.
• Insufficiently challenging targets: We will vote against proposals where the performance targets are insufficiently challenging.
• Inadequate proportion of award subject to targets: We will vote against proposals where the proportion of the performance targets attached to the incentive is insufficient.
• Inadequate vesting period: We will vote against proposals where there is an inadequate vesting period attached to the awards.
• Vesting on change of control: We will vote against proposals where there is full vesting on a change of control.
5.2.14 Non-standard incentive arrangements: We will review non-standard features relating to incentive arrangements on a case-by-case basis.
5.2.15 No long-term incentive plan: In certain markets, based on local practices, we may vote against proposals such as the election of directors or the remuneration report, where there is no long-term incentive plan in place at the company.
5.2.16 Severance packages: We will generally vote against severance packages that are contrary to best practice.
5.2.17 Non-financial criteria: We will assess the use of non-financial performance criteria in long-term incentive arrangements on a case-by-case basis. Non-financial considerations, either directly linked with strategy implementation or focused on positive stakeholder outcomes, should be integrated into the remuneration policy as appropriate, either through the use of specific targets, modifiers, gateways/ underpins, or in the context of the ex- post review of formulaic remuneration outcomes by the board or remuneration committee. We will consider voting against proposals where we believe companies are not taking non-financial factors adequately into consideration.
5.2.18 Board and management contracts: We will consider voting against the election of directors or remuneration-related proposals where executive director service contracts do not meet local market best practice.
5.2.19 Remuneration-related employee loans: We will not support companies providing loans to facilitate participation in their remuneration plans. Employees should access required credit from banks or other third parties.
5.2.20 Ex gratia payment: We will not generally support ex gratia payments to directors of the company.
5.2.21 Authority to omit executive compensation disclosure: We will vote against proposals that seek to omit or reduce executive compensation disclosure.
6 Articles and charter amendments
6.1 Articles of association: We will vote against changes to a company's articles of association that are not in the interests of shareholders.
6.2 Lower quorum requirement: We will vote against amendments to reduce the quorum level for special resolutions and changes to articles of incorporation.
6.3 Limit number of shareholder representatives at meetings: We do not support proposals that have the potential to restrict or result in a detrimental effect on shareholder rights.
6.4 Amend provisions on number of directors (increase or decrease maximum board size): We do not support proposals seeking to make changes in board size that would result in the board being too small or too large to function effectively.
6.5 Require supermajority vote to remove director: We do not support the introduction of provisions that increase the potential difficulty in the removal of a director.
6.6 Extend directors' terms: We do not support article amendments seeking to extend directors' terms.
6.7 Takeover defence provisions: We do not support anti-takeover devices and accordingly would vote against proposals seeking to add or change provisions to adopt control- enhancing mechanisms.
7 Investment-related matters
7.1 Mergers, acquisitions and disposals: We will consider mergers, acquisitions and disposals on a case-by-case basis and vote against where we are not supportive of the transactions.
7.2 Reorganisations and restructuring: We vote on a case-by-case basis with regard to company reorganisations and restructuring.
7.3 Takeover bids: We review takeover bids on a case- by-case basis and although usually supportive of current management, where management has failed consistently to deliver on reasonable expectations for shareholder returns and the bid fully recognises the prospects of the company, we may support the proposal.
7.4 Management buyouts: We review management buyouts on a case-by-case basis and review the opportunity to deliver value to shareholders along with potential conflicts of interest among other factors.
7.5 Re-incorporation and changes in listings venue: Where a company seeks to make changes to re-incorporate or change its place of listing, we will review these on a case-by-case basis and assess the rationale for the change. We will vote against where there is no merit to the change or it appears contrary to the long-term interests of shareholders.
8 Capital management
8.1 Capital allocation: We encourage efficient capital allocation measures but where, in our view, excess cash should be returned to shareholders, we may vote against dividend-related items, directors or in support of shareholder proposals that facilitate improvement.
8.2 Authority to increase share capital: We will vote against unusual or excessive requests to increase share capital, particularly in respect of proposed increases for companies in jurisdictions without assured pre-emptive rights or where this is to facilitate an anti-takeover device.
8.3 Issuances with and without pre-emptive rights: We will vote against issuance requests with or without pre-emptive rights that we believe are excessive.
8.4 Private placements: We will consider voting against board members where private placements have been made with limited offering or contrary to the interests of minority shareholders.
8.5 Debt issuance: We are generally supportive of companies seeking approval for the issuance of debt providing the terms are not contrary to the interests of existing shareholders.
8.6 Borrowing powers: We evaluate proposals related to the approval of company borrowing on a case-by-case basis.
8.7 Share repurchase plans: We are generally supportive of companies seeking to repurchase shares but evaluate these considering broader factors related to the capital allocation.
8.8 Reissuance of repurchased shares: We consider companies reissuing repurchased shares on a case-by-case basis and may vote against relevant proposals where this is deemed unnecessary or egregious.
8.9 Corporate guarantees and loan agreements: We evaluate proposals related to the approval of corporate guarantees and loan agreements on a case-by-case basis.
8.10 Investment of company funds into financial products: We are generally supportive of proposals seeking approval to use idle funds to invest in financial instruments for cash management or capital preservation unless, in our view, the investment would expose shareholders to unnecessary risk.
8.11 Pledging of assets for debt: We assess proposals seeking the pledging of assets for debt on a case-by-case basis.
9 Related-party transactions
9.1 Related-party transactions: We believe that all material related- party transactions should be put to a shareholder vote. We will vote against related-party transactions that are not aligned with the interests of the company's minority shareholders.
9.1.1 Conflicted related-party transactions: We will vote against where the terms of a related-party transaction are not equivalent to those that would prevail in an arm's-length transaction.
9.1.2 Transaction disclosures: We will vote against where there is inadequate disclosure of key information or supporting evidence including the review of independent directors or financial advisors.
9.1.3 Transaction pricing: We will not support related-party transactions where there are any concerns about the pricing of the transactions.
9.1.4 Transaction rationale and timing: We will not support a transaction if the company has not provided adequate detail on the rationale for the transaction and its timing.
10 Governance of climate change oversight, practice and action
10.1 Minimum standards of climate change oversight and practice: We aim to vote against the election of members of a company's board, including the chairman and CEO, and other relevant proposals where, in our view, the company has not met our expectations of standards of climate change oversight and practice. We will take into consideration factors including the markets and industries in which the company is operating.
10.1.1 We will vote against directors at companies that do not adequately meet our climate change-related expectations, taking into account if they are within industries most affected by climate change and the degree of urgency, where we believe they should be addressing these issues. We believe that all companies should be disclosing:
• A stated policy on climate change
• Emissions data
• Confirmation of discussion and oversight of climate change at the board level
10.1.2 For companies we believe should be addressing climate change-related issues most urgently, including those within industries most affected by climate change, we believe that they should be undertaking and disclosing:
• Targets for reducing greenhouse gas emissions
• Description of the impacts of climate-related risks and opportunities on their businesses, strategy and financial planning
• Scenario planning including multiple scenarios
• Impact scenario referencing a 1.5 ° C limit
10.2 Financing climate change: We will vote against directors where there are material concerns or failures with practices related to financing climate change.
10.3 Climate change and engagement: In relation to ESG engagements on climate practices with company management, we will vote against the election of members of a company's board or other appropriate agenda items where the company has not adequately addressed our concerns.
10.4 Climate action plans ('Say on Climate'): We support companies setting out climate action plans and improvements that result in votes at AGMs to act as accountability mechanisms for the execution of these plans.
10.5 Climate change-related shareholder proposals: Our firm-wide positioning on climate, including support of the Paris Agreement, informs our climate voting approach both on holding boards accountable for not meeting minimum standards and on supporting shareholder proposals that improve climate-related corporate behaviours and disclosures. Climate- related shareholder proposal votes are evaluated on the merits of the proposal. In all cases however we take a holistic view of factors when determining our final decision.
10.6 Climate change-related shareholder proposals on improved disclosure: We support shareholder proposals that call for enhanced disclosure on climate-related reporting and practice, encouraging this to be in accordance with the Task Force on Climate- related Financial Disclosures (TCFD) recommendations, and will consider supporting all shareholder proposals that promote this objective and are reasonable for the company to implement.
10.7 Climate change-related and lobbying-related shareholder proposals: We support enhanced disclosure and best practice in relation to company practices on climate-related lobbying and will support all shareholder proposals that are reasonable for the company to implement and are aligned with their commitments and future development.
10.8 Climate change-related shareholder proposals on the management of greenhouse gas emissions: We believe it is critical that all companies properly take into account and manage their greenhouse gas emissions and targets and will support, where reasonable, shareholder proposals seeking to improve these practices.
11 Environmental and social responsibilities
11.1 Environmental and social responsibility engagement: We will vote against directors that we consider accountable for major corporate failures in relation to their duties to manage relationships with stakeholders on material environmental or social concerns.
11.2 Waste and pollution: We will vote against directors where it is clear there have been material failings by a company to minimise the negative externalities caused by its businesses or failure to monitor product quality and the chemical safety of its products for the environment and human health upon disposal.
11.3 Water and aquaculture: We will vote against directors where a company has clearly failed to properly manage the sourcing of water, failed to mitigate potential water scarcity risks, or are accountable for failings resulting in material pollution or contamination.
11.4 Sustainable protein: We will vote against directors where there are material concerns or failures with practices related to sustainable protein.
11.5 Biodiversity: We will vote against directors where they have clearly failed to manage or implement the capabilities to monitor and assess material environmental risks related to biodiversity matters and reduce the ecological impact of their operations.
11.6 Responsible palm oil: We will vote against directors where there are material concerns or failures with practices related to responsible palm oil.
11.7 Supply chain sustainability, human rights, labour rights, and modern slavery: We will vote against the election of members of a company's board of directors, including the chair and CEO, and other appropriate proposals where, in our view, the company has not met the minimum standards of monitoring and overseeing itself and its suppliers with regard to human rights and minimising the risk of modern slavery or human rights violations occurring within its organisation or supply chain.
11.8 Health and safety: We will vote against directors where there are failings in the provision of safe working conditions and managing health and safety risks.
11.9 Data privacy, cyber security and digital ethics: Where a company has failed to meet our expectations on matters of data privacy, cybersecurity or digital ethics, we will vote against directors we view as accountable.
11.10 Political donations and lobbying: We support robust disclosures on corporate political lobbying activities. We will consider voting against management, typically on shareholder proposals, where there is a misalignment between involvement with political donations and lobbying activities and a company's own stated strategy or commitments or such lobbying activity is in conflict with the interests of stakeholders.
11.11 Corporate sustainability reporting: We will vote against directors where there are material issues or inaccuracies included within a company's sustainability reporting or the reporting level is significantly below expected standards.
12 Shareholder-sponsored proposals
12.1 Shareholder proposals: We evaluate shareholder proposals on a case-by-case basis and our consideration includes the company's perspective and response to the proposal, the proponents' case and the proposal's intention, whether the proposal is binding or advisory in nature, current market best practices, impact on shareholder value, and Fidelity's sustainable investing policies.
12.2 Voting in favour of reasonable shareholder proposals: We aim to support ESG shareholder proposals that address and improve issues of material importance to the company and its stakeholders. Shareholder proposals are evaluated based on the merit of the proposal.
12.3 Shareholder proposals seeking environmental and social improvement: We will support all shareholder proposals we deem reasonable that relate to improvements in the practices, disclosure and management of environmental and social impacts of company operations which include areas of our thematic engagement and general focus areas including:
• Climate change
• Diversity and inclusion
• Waste and pollution
• Water and aquaculture
• Sustainable protein
• Biodiversity
• Responsible palm oil
• Deforestation
• Supply chain sustainability, human rights, labour rights, and modern slavery
• Health and safety
• Data privacy, cyber security and digital ethics
• Political donations and lobbying
• Corporate sustainability reporting
12.4 Failure to implement previously approved shareholder proposals: If a shareholder proposal receives majority support but is not implemented by the company, we will consider voting against board members at subsequent shareholder meetings.
Geode Proxy Voting Policies
As an investment adviser, Geode holds voting authority for securities in many of the client accounts that it manages. Geode takes seriously its responsibility to monitor events affecting securities in those client accounts and to exercise its voting authority with respect to those securities in the best interests of its clients (as well as shareholders of mutual funds for which it serves as adviser or sub-adviser). The purposes of these proxy voting policies are to (1) establish a framework for Geode's analysis and decision-making with respect to proxy voting and (2) set forth operational procedures for Geode's exercise of proxy voting authority.
Overview
Geode anticipates that, based on its current business model, it will manage the vast majority of assets under its management using passive investment management techniques, such as indexing. Geode also manages funds and separate accounts using active investment management techniques, primarily employing quantitative investment strategies.
Geode will engage established commercial proxy advisory firms for comprehensive analysis, research and voting recommendations, particularly for matters that may be controversial or require additional analysis under these Policies.
Geode may determine to follow or reject any recommendation based on the research and analysis provided by proxy advisory firms or on any independent research and analysis obtained or generated by Geode. However, Geode has retained a third-party proxy voting service (the "Agent") to affect votes based on the customized policies established by Geode and maintain records of all of Geode's proxy votes. In limited instances where the Policies do not address the specific matter, the Agent will refer the ballot back to Geode. For ballots related to proxy contests, mergers, acquisitions and other organizational transactions, Geode may determine it is appropriate to conduct a company specific evaluation. In cases of proxies not voted by the Agent, the ultimate voting decision and responsibility rests with Geode Proxy. Geode's Operations Committee oversees the exercise voting authority under these proxy voting policies.
Due to its focused business model and the number of investments that Geode will make for its clients (particularly pursuant to its indexing strategy), Geode does not anticipate that actual or potential conflicts of interest are likely to occur in the ordinary course of its business. However, Geode believes it is essential to avoid having conflicts of interest affect its objective of voting in the best interests of its clients. Therefore, in the event that members of the Operations Committee, the Agent or any other person involved in the analysis or voting of proxies has knowledge of, or has reason to believe there may exist, any potential relationship, business or otherwise, between the portfolio company subject to the proxy vote and Geode (or any affiliate of Geode) or their respective directors, officers, employees or agents, such person shall notify the other members of the Operations Committee. Geode will analyze and address such potential conflict of interest, consulting with outside counsel, as appropriate. In the case of an actual conflict of interest, on the advice of counsel, Geode expects that the independent directors of Geode will consider the matter and may (1) determine that there is no conflict of interest (or that reasonable measures have been taken to remedy or avoid any conflict of interest) that would prevent Geode from voting the applicable proxy, (2) abstain, (3) cause authority to be delegated to the Agent or a similar special fiduciary to vote the applicable proxy or (4) recommend other methodology for mitigating the conflict of interest, if deemed appropriate (e.g., echo voting).
Geode has established the specific proxy voting policies that are summarized below to maximize the value of investments in its clients' accounts, which it believes will be furthered through (1) accountability of a company's management and directors to its shareholders, (2) alignment of the interests of management with those of shareholders (including through compensation, benefit and equity ownership programs), and (3) increased disclosure of a company's business and operations. Geode reserves the right to override any of its proxy voting policies with respect to a particular shareholder vote when such an override is, in Geode's best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of Geode's clients.
Policies
All proxy votes shall be considered and made in a manner consistent with the best interests of Geode's clients (as well as shareholders of mutual fund clients) without regard to any other relationship, business or otherwise, between the portfolio company subject to the proxy vote and Geode or its affiliates. As a general matter, (1) proxies will be voted FOR incumbent members of a board of directors and FOR routine management proposals, except as otherwise addressed under these policies; (2) shareholder and non-routine management proposals addressed by these policies will be voted as provided in these policies; and (3) shareholder and non-routine management proposals not addressed by these policies will be evaluated by Geode ESG Stewardship based on fundamental analysis and/or research and recommendations provided by the Agent and other third-party proxy advisory firms.
When voting the securities of non-US issuers, Geode will evaluate proposals in accordance with these policies but will also take local market standards and best practices into consideration. Geode may also limit or modify its voting at certain non-US meetings (e.g., if shares are required to be blocked or reregistered in connection with voting).
Geode's specific policies are as follows:
I. Election of Directors
Geode will generally vote FOR incumbent members of a board of directors except:
• Attendance. The incumbent board member failed to attend at least 75% of meetings in the previous year and does not provide a reasonable explanation.
• Independent Directors. Nominee is not independent and full board comprises less than a majority of independents. Nominee is not independent and sits on the audit, compensation or nominating committee.
• Director Responsiveness. The board failed to act on shareholder proposals that received approval by Geode and a majority of the votes cast in the previous year. The board failed to act on takeover offers where Geode and a majority of shareholders tendered their shares. At the previous board election, directors opposed by Geode received more than 50 percent withhold/against votes of the shares cast, and the company failed to address the issue(s) that caused the high withhold/against vote.
• Golden Parachutes. Incumbent members of the compensation committee adopted or renewed an excessive golden parachute within the past year.
• Gender Diversity. If there are no women on the Board unless the Board has made a firm commitment to return to a gender-diverse status when there was a woman on the Board at the preceding annual meeting.
• Overboarding. The Director is a CEO and sits on the Board of more than two public companies besides his or her own; or a non-CEO Director who sits on more than five public company boards.
• Unequal Voting Rights. If the Company maintains a common stock structure with unequal voting rights. Exceptions to the policy may include, but aren't limited to: Newly-public companies with a reasonable sunset provision, where the unequal voting rights are considered de minimis; or the company provides sufficient safeguards for minority shareholders.
• In Other Circumstances when a member of the board has acted in a manner inconsistent with the interests of shareholders of a company whose securities are held in client accounts.
II. Majority Election. Unless a company has a policy achieving a similar result, Geode will generally vote in favor of a proposal calling for directors to be elected by a majority of votes cast in a board election provided that the plurality vote applies when there are more nominees than board seats.
III. Say on Pay (non-binding).
• Advisory Vote on Executive Compensation. Geode will generally vote AGAINST advisory vote when: (1) there is a significant misalignment between executive pay and company performance; (2) the company maintains significant problematic pay practices; or (3) the board exhibits a significant level of poor communication and responsiveness to shareholders.
• Frequency Vote. Geode will generally vote FOR having an advisory vote on executive compensation every year.
• Advisory Vote on Golden Parachute. Geode will vote AGAINST excessive change-in-control severance payments.
IV. Vote AGAINST Anti-Takeover Proposals , including:
• Addition of Special Interest Directors to the board.
• Authorization of "Blank Check" Preferred Stock. Geode will vote FOR proposals to require shareholder approval for the distribution of preferred stock except for acquisitions and raising capital in the ordinary course of business.
• Classification of Boards, Geode will vote FOR proposals to de-classify boards.
• Fair Price Amendments, other than those that consider only a two-year price history and are not accompanied by other anti-takeover measures.
• Golden Parachutes, that Geode deems to be excessive in the event of change-in-control.
• Poison Pills. Adoption or extension of a Poison Pill without shareholder approval will result in our voting AGAINST the election of incumbents or a management slate in the concurrent or next following vote on the election of directors, provided the matter will be considered if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than three years; (d) the Pill includes a qualifying offer clause; Or (e) shareholder approval is required to reinstate the expired Pill. Geode will vote FOR shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.
• Reduction or Limitation of Shareholder Rights ( e.g. , action by written consent, ability to call meetings, or remove directors).
• Reincorporation in another state (when accompanied by Anti-Takeover Provisions, including increased statutory anti-takeover provisions). Geode will vote FOR reincorporation in another state when not accompanied by such anti-takeover provisions.
• Requirements that the Board Consider Non-Financial Effects of merger and acquisition proposals.
• Requirements regarding Size, Selection and Removal of the Board that are likely to have an anti-takeover effect (although changes with legitimate business purposes will be evaluated).
• Supermajority Voting Requirements (i.e., typically 2/3 or greater) for boards and shareholders. Geode will vote FOR proposals to eliminate supermajority voting requirements.
• Transfer of Authority from Shareholders to Directors.
V. Vote FOR proposed amendments to a company's certificate of incorporation or by-laws that enable the company to Opt   Out of the Control Shares Acquisition Statutes.
VI. Vote AGAINST the introduction of new classes of Stock with Differential Voting Rights.
VII. Vote AGAINST introduction and FOR elimination of Cumulative Voting Rights, except in certain instances where it is determined not to enhance shareholders' interests.
VIII. Vote FOR elimination of Preemptive Rights.
IX. Vote FOR Anti-Greenmail proposals so long as they are not part of anti-takeover provisions (in which case the vote will be AGAINST).
X. Vote FOR charter and by-law amendments expanding the Indemnification of Directors to the maximum extent permitted under Delaware law (regardless of the state of incorporation) and vote AGAINST charter and by-law amendments completely Eliminating Directors' Liability for Breaches of Care.
XI. Vote FOR proposals to adopt Confidential Voting and Independent Vote Tabulation practices.
XII. Vote FOR Open-Market Stock Repurchase Programs , unless there is clear evidence of past abuse of the authority; the plan contains no safeguards against selective buybacks, or the authority can be used as an anti-takeover mechanism.
XIII. Vote FOR management proposals to implement a Reverse Stock Split when the number of authorized shares will be proportionately reduced or the Reverse Stock Split is necessary to avoid de-listing.
XIV. Vote FOR management proposals to Reduce the Par Value of common stock unless the proposal may facilitate an anti-takeover device or other negative corporate governance action.
XV. Vote FOR the Issuance of Large Blocks of Stock if such proposals have a legitimate business purpose and do not result in dilution of greater than 20%. However, a company's specific circumstances and market practices may be considered in determining whether the proposal is consistent with shareholders' interests.
XVI. Vote AGAINST Excessive Increases in Common Stock. Vote AGAINST increases in authorized common stock that would result in authorized capital in excess of three times the company's shares outstanding and reserved for legitimate purposes. For non-U.S. securities with conditional capital requests, vote AGAINST issuances of shares with preemptive rights in excess of 100% of the company's current shares outstanding. Special requests will be evaluated, taking company-specific circumstances into account.
XVII. Vote AGAINST the adoption of or amendment to authorize additional shares under a Stock Option Plan if:
• The stock option plan includes evergreen provisions, which provides for an automatic allotment of equity compensation every year.
• The dilution effect of the shares authorized under the plan (including by virtue of any "evergreen" or replenishment provision), plus the shares reserved for issuance pursuant to all other option or restricted stock plans, is greater than 10%. However, dilution may be increased to 15% for small capitalization companies, and 20% for micro capitalization companies, respectively. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.
• The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus, except that a modest number of shares (limited to 5% for a large capitalization company and 10% for a small and micro capitalization companies) may be available for grant to employees and directors under the plan if the grant is made by a compensation committee composed entirely of independent directors (the "De Minimis Exception").
• The plan is administered by (1) a compensation committee not comprised entirely of independent directors or (2) a board of directors not comprised of a majority of independent directors, provided that a plan is acceptable if it satisfies the De Minimis Exception.
• The plan's terms allow repricing of underwater options, or the board/committee has repriced options outstanding under the plan in the past two years without shareholder approval, unless by the express terms of the plan or a board resolution such repricing is rarely used (and then only to maintain option value due to extreme circumstances beyond management's control) and is within the limits of the De Minimis Exception.
• Liberal Definition of Change in Control: the plan provides that the vesting of equity awards may accelerate even though an actual change in control may not occur.
XVIII. Vote AGAINST the election of incumbent members of the compensation committee or a management slate in the concurrent or next following vote on the election of directors if, within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options .
XIX. Evaluate proposals to Reprice Outstanding Stock Options , taking into account such factors as: (1) whether the repricing proposal excludes senior management and directors; (2) whether the options proposed to be repriced exceeded the dilution thresholds described in these current proxy voting policies when initially granted; (3) whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model; (4) the company's relative performance compared to other companies within the relevant industry or industries; (5) economic and other conditions affecting the relevant industry or industries in which the company competes; and (6) other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.
XX. Vote AGAINST adoption of or amendments to authorize additional shares for Restricted Stock Awards ("RSA") if:
• The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other option or restricted stock plans, is greater than 10%. However, dilution may be increased to 15% for small capitalization companies, and 20% for micro capitalization companies, respectively. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.
XXI. Vote AGAINST Omnibus Stock Plans if one or more component violates any of the criteria applicable to Stock Option Plans or RSAs under these proxy voting policies, unless such component is de minimis. In the case of an omnibus stock plan, the dilution limits applicable to Stock Option Plans or RSAs under these proxy voting policies will be measured against the total number of shares under all components of such plan.
XXII. Vote AGAINST Employee Stock Purchase Plans if the plan violates any of the relevant criteria applicable to Stock Option Plans or RSAs under these proxy voting policies, except that (1) the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity, and (2) in the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing "best practices," as articulated by the Agent, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.
XXIII. Vote AGAINST Stock Awards (other than stock options and RSAs) unless it is determined they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.
XXIV. Vote AGAINST equity vesting acceleration programs or amendments to authorize additional shares under such programs if the program provides for the acceleration of vesting of equity awards even though an actual change in control may not occur.
XXV. Vote FOR Employee Stock Ownership Plans ("ESOPs") of non-leveraged ESOPs, and in the case of leveraged ESOPs, giving consideration to the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. Geode may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Geode will vote AGAINST a leveraged ESOP if all outstanding loans are due immediately upon a change in control.
XXVI. Vote AGAINST management or shareholder proposals on other Compensation Plans or Practices if such plans or practices are Inconsistent with the Interests of Shareholders. In addition, Geode may vote AGAINST the election of incumbents or a management slate in the concurrent or next following vote on the election of directors if Geode believes a board has approved executive compensation arrangements inconsistent with the interests of shareholders.
XXVII. Environmental and Social Proposals . Evaluate each proposal related to environmental and social issues (including political contributions). Generally, Geode expects to vote with management's recommendation on shareholder proposals concerning environmental or social issues, as Geode believes management and the board are ordinarily in the best position to address these matters. Geode may support certain shareholder environmental and social proposals that request additional disclosures from companies which may provide material information to the investment management process, or where Geode otherwise believes support will help maximize shareholder value. Geode may take action against the re-election of board members if there are serious concerns over ESG practices or the board failed to act on related shareholder proposals that received approval by Geode and a majority of the votes cast in the previous year.
XXVIII. Geode will generally vote FOR proposals seeking to establish or amend proxy access which allow a shareholder (or shareholder group) holding at least 3% of the voting power of the company's outstanding shares continuously for a minimum of 3 years the ability to nominate no more than 25% of the board of directors. Geode will generally vote AGAINST proposals that do not meet the aforementioned criteria.
XXIX. Shares of Investment Companies.
• For institutional accounts, Geode will generally vote in favor of proposals recommended by the underlying funds' Board of Trustees, unless voting is not permitted under applicable laws and regulations.
• For retail managed accounts, Geode will employ echo voting when voting shares. To avoid certain potential conflicts of interest, if an investment company has a shareholder meeting, Geode would vote their shares in the investment company in the same proportion as the votes of the other shareholders of the investment company.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES
The fund has entered into a distribution agreement with Fidelity Distributors Company LLC (FDC), an affiliate of Strategic Advisers. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc.
The fund's distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered.
Promotional and administrative expenses in connection with the offer and sale of shares are paid by Strategic Advisers.
The Trustees have approved a Distribution and Service Plan with respect to shares of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule).
The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule.
The Plan, as approved by the Trustees, allows shares of the fund and/or Strategic Advisers to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.
The Plan adopted for the fund or class, as applicable, is described in the prospectus.
Under the Plan, if the payment of management fees by the fund to Strategic Advisers is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan.
The Plan specifically recognizes that Strategic Advisers may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, the Plan provides that Strategic Advisers, directly or through FDC, may pay significant amounts to intermediaries that provide those services.
Currently, the Board of Trustees has authorized such payments for shares of the fund.
Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund or class, as applicable, and its shareholders.
In particular, the Trustees noted that the Plan does not authorize payments by shares of the fund other than those made to Strategic Advisers under its management contract with the fund.
To the extent that the Plan gives Strategic Advisers and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result.
Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.
TRANSFER AND SERVICE AGENT AGREEMENTS
The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of Strategic Advisers, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.
For providing transfer agency services, FIIOC receives no fees from the fund; however, each underlying Fidelity® fund pays its respective transfer agent (either FIIOC or an affiliate of FIIOC) fees based, in part, on the number of positions in and/or assets of the fund invested in such underlying Fidelity® fund. Strategic Advisers or an affiliate of Strategic Advisers will bear the costs of the transfer agency services with respect to assets managed by one or more sub-advisers and assets invested in non-affiliated ETFs under the terms of an agreement between Strategic Advisers and FIIOC.
FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.
FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
The fund has entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of Strategic Advisers   (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.
Strategic Advisers or its affiliate bears the cost of pricing and bookkeeping services under the terms of an agreement between Strategic Advisers and FSC.

SECURITIES LENDING
During the fiscal year, the securities lending agent, or the investment adviser (where the fund does not use a securities lending agent) monitors loan opportunities for the fund, negotiates the terms of the loans with borrowers, monitors the value of securities on loan and the value of the corresponding collateral, communicates with borrowers and the fund's custodian regarding marking to market the collateral, selects securities to be loaned and allocates those loan opportunities among lenders, and arranges for the return of the loaned securities upon the termination of the loan. Income and fees from securities lending activities for the fiscal year ended May 31, 2023, are shown in the following table:
Security Lending Activities	Fund(s)
Strategic Advisers® Fidelity® U.S. Total Stock Fund
Gross income from securities lending activities	$24,692,179
Fees paid to securities lending agent from a revenue split	$0
Administrative fees	$0
Rebate (paid to borrower)	$22,411,595
Other fees not included in the revenue split (lending agent fees to NFS)	$219,289
Aggregate fees/compensation for securities lending activities	$22,630,884
Net income from securities lending activities	$2,061,295

A fund does not pay cash collateral management fees, separate indemnification fees, or other fees not reflected above.

DESCRIPTION OF THE TRUST
Trust Organization.
Strategic Advisers® Fidelity® U.S. Total Stock Fund is a fund of Fidelity Rutland Square Trust II, an open-end management investment company created under an initial trust instrument dated March 8, 2006.
The Trustees are permitted to create additional funds in the trust and to create additional classes of a fund.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.
Shareholder Liability. The trust is a statutory trust organized under Delaware law. Delaware law provides that, except to the extent otherwise provided in the Trust Instrument, shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of Delaware. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust. The Trust Instrument provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Trust Instrument further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.
The Trust Instrument provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Trust Instrument also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and a fund is unable to meet its obligations. Strategic Advisers LLC believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.
Voting Rights. The fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.
The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.
The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of a trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of a trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.
Custodians.
State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, is custodian of the assets of the fund.
The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies.
The Bank of New York Mellon, headquartered in New York, also may serve as special purpose custodian of certain assets in connection with repurchase agreement transactions.
From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.
Strategic Advisers, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by Strategic Advisers. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of the fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
Independent Registered Public Accounting Firm.
PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for the fund and provides other audit, tax, and related services.

FUND HOLDINGS INFORMATION
The fund views holdings information as sensitive and limits its dissemination. The Board authorized Strategic Advisers, in consultation with FMR, to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.
Other registered investment companies that are advised or sub-advised by Strategic Advisers or a sub-adviser may be subject to different portfolio holdings disclosure policies, and neither Strategic Advisers nor the Board exercises control over such policies or disclosure. In addition, separate account clients of Strategic Advisers and the sub-advisers have access to their portfolio holdings and are not subject to the fund's portfolio holdings disclosure policies. Some of the funds that are advised or sub-advised by Strategic Advisers or a sub-adviser and some of the separate accounts managed by Strategic Advisers or a sub-adviser have investment objectives and strategies that are substantially similar or identical to the fund's and, therefore, potentially substantially similar, and in certain cases nearly identical, portfolio holdings as the fund.
The fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after month-end).
The fund will provide its top mutual fund positions (if any) on Fidelity's web site (i) monthly, 30 days after month-end, and (ii) quarterly, 15 or more days after the quarter-end.
Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.
The fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of the fund.
FMR's Disclosure Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity ® fund prior to such fund's public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.
Disclosure of non-public portfolio holdings information for a Fidelity ® fund's portfolio may only be provided pursuant to the guidelines below.
The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity ® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons Strategic Advisers believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: the fund's trustees; the fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by the fund and in connection with redemptions in kind.
Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by Strategic Advisers, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. Strategic Advisers relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.
At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial holdings daily, on the next business day) and MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day).
Strategic Advisers, its affiliates, or the fund will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the fund's SAI.
There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.
FINANCIAL STATEMENTS
The fund's financial statements and financial highlights for the fiscal year ended May 31, 2023, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference.
Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies in which the fund has invested, if and to the extent it is permitted to do so.
Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.
APPENDIX
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2023 FMR LLC. All rights reserved.
Fund	Ticker
Strategic Advisers® Alternatives Fund	FSLTX

Fund of Fidelity Rutland Square Trust II

STATEMENT OF ADDITIONAL INFORMATION

July 29, 2023

Offered exclusively to certain clients of Strategic Advisers LLC (Strategic Advisers) or its affiliates - not available for sale to the general public.
This Statement of Additional Information (SAI) is not a prospectus. Portions of the fund's annual report are incorporated herein. The annual report(s) are supplied with this SAI.
To obtain a free additional copy of a prospectus or SAI, dated July 29, 2023, or an annual report, please call Fidelity at 1-800-544-3455 or visit Fidelity's web site at www.fidelity.com.
For more information on any Fidelity ® fund, including charges and expenses, call Fidelity at the number indicated above for a free prospectus. Read it carefully before investing or sending money.
245 Summer Street, Boston, MA 02210
SAA-PTB-0723
1.9905585.101

INVESTMENT POLICIES AND LIMITATIONS
SPECIAL GEOGRAPHIC CONSIDERATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING AND SELLING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACT
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT AGREEMENTS
SECURITIES LENDING
DESCRIPTION OF THE TRUST
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information (SAI) are not fundamental and may be changed without shareholder approval.
The following are the fund's fundamental investment limitations set forth in their entirety.
Senior Securities
The fund may not issue senior securities, except as permitted under the Investment Company Act of 1940.
Borrowing
The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.
Underwriting
The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.
Concentration
The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry (provided that investments in other investment companies shall not be considered an investment in any particular industry for purposes of this investment limitation).
For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Strategic Advisers LLC (Strategic Advisers) looks through to the U.S. Government securities.
For purposes of the fund's concentration limitation discussed above, Strategic Advisers or an affiliate may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by Strategic Advisers does not assign a classification.
Real Estate
The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).
Commodities
The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).
Loans
The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.
Diversification
In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer or in the securities of certain publicly-traded partnerships and to invest at least 50% of its total assets so that (a) no more than 5% of the fund's total assets are invested in securities of any one issuer, and (b) the fund does not hold more than 10% of the outstanding voting securities of that issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other regulated investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
Short Sales
The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, except for sales of to be announced (TBA) securities, and provided that transactions in futures contracts, options, and swaps are not deemed to constitute selling securities short.
Margin Purchases
The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
Borrowing
The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which Strategic Advisers or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).
Illiquid Securities
The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.
To the extent that the fund acquires the shares of an underlying fund in accordance with Section 12(d)(1)(F) of the 1940 Act, the underlying fund is not obligated to redeem its shares in an amount exceeding 1% of its shares outstanding during any period of less than 30 days. Those underlying fund shares will not be treated as illiquid securities for purposes of the fund's illiquid securities limitation described above to the extent that the fund is able to dispose of such securities by distributing them in kind to redeeming shareholders. (See "Investment Policies and Limitations - Securities of Other Investment Companies.")
Loans
The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which Strategic Advisers or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

In addition to the fund's fundamental and non-fundamental investment limitations discussed above:
In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
Notwithstanding the foregoing investment limitations, the underlying funds in which the fund may invest have adopted certain investment limitations that may be more or less restrictive than those listed above, thereby permitting the fund to engage indirectly in investment strategies that are prohibited under the investment limitations listed above. The investment limitations of each underlying fund are set forth in its registration statement.
In accordance with its investment program as set forth in the prospectus, the fund may invest more than 25% of its assets in any one underlying Fidelity ® fund. Although the fund does not intend to concentrate its investments in a particular industry, the fund may indirectly concentrate in a particular industry or group of industries through its investments in one or more underlying funds.

The following pages contain more detailed information about types of instruments in which the fund may invest, techniques the fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. The fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, the fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.
Strategic Advisers® Alternatives Fund may have exposure to instruments, techniques, and risks either directly or indirectly through an investment in an underlying fund. An underlying fund may invest in the same or other types of instruments and its adviser may employ the same or other types of techniques. Strategic Advisers® Alternatives Fund's performance will be affected by the instruments, techniques, and risks associated with an underlying fund, in proportion to the amount of assets that the fund allocates to that underlying fund.
On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "a fund" or "the fund" may relate to Strategic Advisers® Alternatives Fund or an underlying fund, and references to "an adviser" or "the adviser" may relate to Strategic Advisers (or its affiliates) or a sub-adviser of Strategic Advisers® Alternatives Fund, or an adviser of an underlying fund.
Affiliated Bank Transactions. A Fidelity ® fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
Asset-Backed Securities represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.
Collateralized Loan Obligations (CLO) are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses. For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO trust typically have higher ratings and lower yields than their underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by a fund as illiquid securities, however an active dealer market may exist allowing them to qualify for Rule 144A transactions.
Bank Obligations. A fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations include time deposits, bankers' acceptances certificates of deposit and promissory notes that earn a specific rate of return. Bank obligations may be general obligations of a parent bank or may be limited obligations of an issuing branch, defined by the terms of the specific obligations or by government regulation. The profitability of the banking industry depends upon the availability and cost of funds used to financing lending operations under prevailing money market conditions. General economic conditions and exposure to credit losses that arise from possible financial difficulties of borrowers play an important part in the operation of this industry. Banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged.
Certificates of deposit (CDs) are interest-bearing debt instruments that have maturities set for a specified period of time at a specified rate. Apart for their definite maturities, CDs are similar to saving deposits, but they are evidenced by a certificate instead of a passbook entry. Banks are required to keep reserves against all certificates of deposit. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn by an investor at any time, but they may be subject to early withdrawal penalties that may vary depending upon market conditions and the remaining maturity of the obligation.
Foreign bank obligations include certificates of deposit, banker's acceptances and fixed time deposits and other obligations (a) denominated in U.S. dollars and issued by a foreign branch of a domestic bank (Eurodollar Obligations), (b) denominated in U.S. dollars and issued by a domestic branch of a foreign bank (Yankee dollar Obligations), or (c) issued by foreign branches of foreign banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality. Therefore, certain obligations of foreign banks may involve different risks than obligations of domestic banks.
Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity ® funds and other advisory clients only) shares of Fidelity ® Central funds. Generally, these securities offer less potential for gains than other types of securities.
Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity ® funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but generally do not pay additional management fees. The investment results of the portions of a Fidelity ® fund's assets invested in the Central funds will be based upon the investment results of those funds.
Commodity-Linked Investing. The performance of commodities, commodity-linked swaps, futures, notes, and other commodity-related investments may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, political, tax, and other regulatory and market developments. The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the fund's investments may be expected to underperform an investment in traditional securities. Over the long term, the returns on the fund's investments are expected to exhibit low or negative correlation with stocks and bonds. Also, unlike the financial instruments markets, in the commodity instruments markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity instruments contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the funds are invested in instruments on that commodity, the value of the commodity instrument may change proportionately.
Commodity-linked instruments may be leveraged. For example, the price of a three-times leveraged commodity-linked note may change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying index. Commodity-linked investments may be hybrid instruments that can have substantial risk of loss with respect to both principal and interest.
Because commodity-linked investments are available from a relatively small number of issuers, such investments will be particularly subject to counterparty risk, which is the risk that the issuer of the commodity-linked derivative (which issuer may also serve as counterparty to a substantial number of the fund's commodity-linked and other derivative investments) will not fulfill its contractual obligations. Commodity-linked investment values may decline substantially if the issuer's creditworthiness deteriorates.
Commodity-Linked Notes. Commodity-linked notes are a type of structured note. Commodity-linked notes are privately negotiated structured debt securities indexed to the return of an index such as the Bloomberg Commodity Index, which is representative of the commodities market. They are available from a limited number of approved counterparties, and all invested amounts are exposed to the dealer's credit risk. Commodity-linked notes may be leveraged. For example, if a fund invests $100 in a three-times leveraged commodity-linked note, it will exchange $100 principal with the dealer to obtain $300 exposure to the commodities market because the value of the note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying index. This means a $100 note may be worth $70 if the commodity index decreased by 10 percent.
Commodity Futures Trading Commission (CFTC) Regulation . The CFTC has adopted certain regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swaps agreements) or markets itself as providing investment exposure to such instruments. Pursuant to these regulations, the fund is registered as a "commodity pool" and Strategic Advisers is registered with the CFTC as a commodity pool operator with respect to its management of the fund and its Subsidiaries (as defined below). Strategic Advisers is exempt from certain CFTC recordkeeping, reporting and disclosure requirements with respect to the Subsidiaries. As a result of CFTC regulation with respect to the fund, the fund may incur additional compliance and other expenses.
Common Stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock, although related proceedings can take time to resolve and results can be unpredictable. For purposes of a Fidelity ® fund's policies related to investment in common stock Fidelity considers depositary receipts evidencing ownership of common stock to be common stock.
Convertible Securities are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
Country or Geographic Region. Various factors may be considered in determining whether an investment is tied economically to a particular country or region, including: whether the investment is issued or guaranteed by a particular government or any of its agencies, political subdivisions, or instrumentalities; whether the investment has its primary trading market in a particular country or region; whether the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in a particular country or region; whether the investment is included in an index representative of a particular country or region; and whether the investment is exposed to the economic fortunes and risks of a particular country or region.
Custodial Receipts and Trust Certificates . Custodial receipts and trust certificates are derivative products that evidence direct ownership in a pool of securities. Each custodial receipt or trust certificate evidences the individual securities in the pool and the holder of a custodial receipt or trust certificate generally will have all the rights and privileges of owners of those securities. As a holder of custodial receipts and trust certificates, a fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. A fund may also invest in separately issued interests in custodial receipts and trust certificates.
Like an investment in a bond, investments in custodial receipts or trust certificates represent the right to receive periodic income payments (in the form of distributions) and/or payment of principal at the end of the term. However, these payments are conditioned on the custodian's or trust's receipt of payments from, and the potential obligations to, the counterparties to the derivative instruments and other securities. Investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk.
Although under the terms of a custodial receipt or trust certificate a fund would typically be authorized to assert its rights directly against the issuer of the underlying obligation, a fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, a fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid. Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer's credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service (IRS) has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.
Disruption to Financial Markets and Related Government Intervention. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of events such as the 2008 economic downturn led the U.S. Government and other governments to take a number of then-unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments in unpredictable ways.
Similarly, widespread disease including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent a fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact a fund's ability to achieve its investment objective, and (iii) may exacerbate the risks discussed elsewhere in a fund's registration statement, including political, social, and economic risks.
The value of a fund's portfolio is also generally subject to the risk of future local, national, or global economic or natural disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it remains uncertain that the U.S. Government or foreign governments will intervene in response to current or future market disturbances and the effect of any such future intervention cannot be predicted.
Dollar-Weighted Average Maturity is derived by multiplying the value of each security by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
Under certain circumstances, a fund may invest in nominally long-term securities that have maturity-shortening features of shorter-term securities, and the maturities of these securities may be deemed to be earlier than their ultimate maturity dates by virtue of an existing demand feature or an adjustable interest rate. Under other circumstances, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. The maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.
Duration is a measure of a bond's price sensitivity to a change in its yield. For example, if a bond has a 5-year duration and its yield rises 1%, the bond's value is likely to fall about 5%. Similarly, if a bond fund has a 5-year average duration and the yield on each of the bonds held by the fund rises 1%, the fund's value is likely to fall about 5%. For funds with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance will likely differ from the example.
Exchange Traded Funds (ETFs) are shares of other investment companies, commodity pools, or other entities that are traded on an exchange. Assets underlying the ETF shares may consist of stocks, bonds, commodities, or other instruments, depending on an ETF's investment objective and strategies. An ETF may seek to replicate the performance of a specific index or may be actively managed.
Typically, shares of an ETF that tracks an index are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called "short ETFs" or "bear ETFs"), ETF shares are expected to increase in value as the value of the underlying benchmark decreases. Inverse ETFs seek to deliver the opposite of the performance of the benchmark they track and are often marketed as a way for investors to profit from, or at least hedge their exposure to, downward moving markets. Investments in inverse ETFs are similar to holding short positions in the underlying benchmark.
ETF shares are redeemable only in large blocks of shares often called "creation units" by persons other than a fund, and are redeemed principally in-kind at each day's next calculated net asset value per share (NAV). ETFs typically incur fees that are separate from those fees incurred directly by a fund. A fund's purchase of ETFs results in the layering of expenses, such that the fund would indirectly bear a proportionate share of any ETF's operating expenses. Further, while traditional investment companies are continuously offered at NAV, ETFs are traded in the secondary market (e.g., on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios.
Some of the risks of investing in an ETF that tracks an index are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF's underlying assets to the index or other benchmark); and the risk that because an ETF that tracks an index is not actively managed, it cannot sell stocks or other assets as long as they are represented in the index or other benchmark. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAV and the risk that the ETFs may not be liquid. ETFs also may be leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns (or decline, in the case of inverse ETFs) of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged and inverse ETFs "reset" daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged and inverse ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.
Exchange Traded Notes (ETNs) are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines aspects of both bonds and ETFs. An ETN's returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs typically do not make periodic interest payments and principal typically is not protected.
ETNs also incur certain expenses not incurred by their applicable index. The market value of an ETN is determined by supply and demand, the current performance of the index or other reference asset, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their intraday indicative value. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN's share trades at a premium or discount to its NAV. Some ETNs that use leverage in an effort to amplify the returns of an underlying index or other reference asset can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.
Exposure to Bitcoin Futures. The fund may invest in underlying funds that generate returns by writing put options on bitcoin futures contracts and exchange-traded funds that invest in cash settled bitcoin futures contracts (bitcoin futures ETFs) and by investing in other pooled vehicles such as bitcoin futures ETFs or other registered or private funds that themselves invest in bitcoin or bitcoin futures contracts.
Bitcoin is a type of cryptocurrency. Cryptocurrencies (also referred to as "virtual currencies" and "digital currencies") are digital assets designed to act as a medium of exchange. Cryptocurrency is an emerging asset class. There are thousands of cryptocurrencies, the most well-known of which is bitcoin. The fund may have exposure to bitcoin indirectly through investments in underlying funds. Cryptocurrency generally operates without central authority (such as a bank) and is not backed by any government, corporation, or other entity. Cryptocurrency is not generally accepted as legal tender. Regulation of cryptocurrency is still developing. Federal, state and/or foreign governments may restrict the development, use, or exchange of cryptocurrency. The market price of bitcoin has been subject to extreme fluctuations. The price of bitcoin could fall sharply (potentially to zero) for various reasons, including, but not limited to, regulatory changes, issues impacting the Bitcoin network, events involving entities that facilitate transactions in bitcoin, or changes in user preferences in favor of alternative cryptocurrencies. Furthermore, events that impact one cryptocurrency may lead to a decline in the value of other cryptocurrencies, including bitcoin. Cryptocurrency exchanges and other trading venues on which cryptocurrencies trade are relatively new and, in most cases, largely unregulated. Therefore, cryptocurrency exchanges may be more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. Cryptocurrency exchanges may not have the same features as traditional exchanges to enhance the stability of trading on the exchange, such as measures designed to prevent sudden price swings such as "flash crashes."
As a result, the prices of cryptocurrencies on exchanges, and bitcoin futures, may be subject to more volatility than traditional assets traded on traditional exchanges. To date, bitcoin and bitcoin futures have generally exhibited significant price volatility relative to traditional asset classes. Cryptocurrency exchanges are also subject to cyber security risks. Cryptocurrency exchanges have experienced cyber security breaches in the past and may be breached in the future, which could result in the theft and/or loss of bitcoin and other cryptocurrencies and impact the value of bitcoin and bitcoin futures. Furthermore, cyber security events, legal or regulatory actions, fraud, and technical glitches, may cause a cryptocurrency exchange to shut down temporarily or permanently, which may also affect the value of bitcoin and bitcoin futures. A risk also exists with respect to malicious actors or previously unknown vulnerabilities, which may adversely affect the value of bitcoin.
The risks related to bitcoin futures ETFs include that they may trade in the secondary market at a premium to or discount from their net asset value per share (NAV), and an underlying fund may purchase or sell shares of bitcoin futures ETFs at prices above or below such NAVs. Because the market price of ETF shares depends in part on the demand in the market for the shares, as well as on the value of the ETF's component assets, and because the market price of ETF shares is subject to tracking error, the market price of a bitcoin futures ETF may be more volatile than the underlying bitcoin futures contracts in which the bitcoin futures ETF invests. In addition, an underlying fund may not be able to liquidate bitcoin futures ETF holdings at the time or price desired, which may adversely impact fund performance. Furthermore, there may be times when the exchange halts trading, in which case the underlying fund would be unable to sell shares of bitcoin futures ETFs until trading is resumed.
In addition, futures exchanges may limit the amount of fluctuation permitted in the price of bitcoin futures contracts during a single trading day. Once the daily limit (up or down) has been reached in a bitcoin futures contract subject to the limit, no more trades may be made on that day at a price above or below that limit, which may prevent a bitcoin futures ETF from trading its futures contracts on that day. If a bitcoin futures ETF is unable to trade its bitcoin futures contracts, it will be unable to create or redeem shares, and as a result the bitcoin futures ETF's market price may deviate significantly from its NAV. This could increase the volatility of the market price of the relevant bitcoin futures ETF. If this were to occur at a time that an underlying fund wished to sell shares of that bitcoin futures ETF, that fund could incur a loss on such sale or could underperform the performance of bitcoin futures contracts generally if the market price of the relevant bitcoin futures ETF is less than its NAV.
The underlying funds and bitcoin futures ETFs described above are also subject to the risks otherwise applicable to ETFs, options and futures contracts, in particular those described in "Exchange Traded Funds (ETFs)", "Options", and "Futures Contracts."
Exposure to Foreign and Emerging Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.
Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, a fund's adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased investment or valuation risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.
Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
Floating Rate Loans and Other Debt Securities. Floating rate loans consist generally of obligations of companies or other entities (collectively, "borrowers") incurred for the purpose of reorganizing the assets and liabilities of a borrower (recapitalization); acquiring another company (acquisition); taking over control of a company (leveraged buyout); temporary financing (bridge loan); or refinancings, internal growth, or other general business purposes. Floating rate loans are often obligations of borrowers who are highly leveraged.
Floating rate loans may be structured to include both term loans, which are generally fully funded at the time of the making of the loan, and revolving credit facilities, which would require additional investments upon the borrower's demand. A revolving credit facility may require a purchaser to increase its investment in a floating rate loan at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.
Floating rate loans may be acquired by direct investment as a lender, as a participation interest (which represents a fractional interest in a floating rate loan) issued by a lender or other financial institution, or as an assignment of the portion of a floating rate loan previously attributable to a different lender.
A floating rate loan offered as part of the original lending syndicate typically is purchased at par value. As part of the original lending syndicate, a purchaser generally earns a yield equal to the stated interest rate. In addition, members of the original syndicate typically are paid a commitment fee. In secondary market trading, floating rate loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate, respectively. At certain times when reduced opportunities exist for investing in new syndicated floating rate loans, floating rate loans may be available only through the secondary market. There can be no assurance that an adequate supply of floating rate loans will be available for purchase.
Historically, floating rate loans have not been registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan historically has been less extensive than if the floating rate loan were registered or exchange-traded.
Purchasers of floating rate loans and other forms of debt securities depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the security may be adversely affected. Floating rate loans and other debt securities that are fully secured provide more protections than unsecured securities in the event of failure to make scheduled interest or principal payments. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Some floating rate loans and other debt securities are not rated by any nationally recognized statistical rating organization. In connection with the restructuring of a floating rate loan or other debt security outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.
Floating rate debt securities include other forms of indebtedness of borrowers such as notes and bonds, securities with fixed rate interest payments in conjunction with a right to receive floating rate interest payments, and shares of other investment companies. These instruments are generally subject to the same risks as floating rate loans but are often more widely issued and traded.
Foreign Currency Transactions. A fund (other than a money market fund) may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes. Forward contracts not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying currency. All of these instruments and transactions are subject to the risk that the counterparty will default.
A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security denominated in a foreign currency is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used to protect a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also attempt to hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
Successful use of currency management strategies will depend on an adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as an adviser anticipates. For example, if a currency's value rose at a time when a fund had hedged its position by selling that currency in exchange for dollars, the fund would not participate in the currency's appreciation. If a fund hedges currency exposure through proxy hedges, the fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if a fund increases its exposure to a foreign currency and that currency's value declines, the fund will realize a loss. Foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that a fund's hedging strategies will be ineffective. Moreover, it is impossible to precisely forecast the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expenses of such transaction), if an adviser's predictions regarding the movement of foreign currency or securities markets prove inaccurate.
A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. There is no assurance that an adviser's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.
Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the fund to reduce foreign currency risk using such options.
Foreign Repurchase Agreements. Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, a fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging markets investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.
Funds of Funds and Other Large Shareholders. Certain Fidelity ® funds and accounts (including funds of funds) invest in other funds ("underlying funds") and, as a result, may at times have substantial investments in one or more underlying funds.
An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund's shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund's shares.
When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity ® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time.
Fund's Rights as an Investor. Fidelity ® funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. A fund's proxy voting guidelines are included in its SAI.
Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.
The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.
Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant, when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's NAV. The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the futures commission merchant of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the futures commission merchant's other customers, potentially resulting in losses to the fund.
Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.
There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.
Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.
Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.
Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.
Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or OTC. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.
The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to a futures commission merchant as described above for futures contracts.
If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in price increases and, if a call writer does not hold the underlying instrument, a call writer's loss is theoretically unlimited.
Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.
There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value.
Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.
Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."
Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.
Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.
Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), asset swaps (e.g., where parties combine the purchase or sale of a bond with an interest rate swap), total return swaps, and credit default swaps. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member futures commission merchant may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. However, regulators have adopted rules imposing certain margin requirements, including minimums, on certain uncleared swaps which could reduce the distinction.
A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.
In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.
Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which a fund is the protection seller, the fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the fund by the credit default protection buyer. Any loss would be offset by the premium payments the fund receives as the seller of credit default protection.
If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity ® fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. This risk for cleared swaps is generally lower than for uncleared swaps since the counterparty is a clearinghouse, but there can be no assurance that a clearinghouse or its members will satisfy its obligations. Although there can be no assurance that a fund will be able to do so, a fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. A fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.
A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.
Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.
Hybrid and Preferred Securities. A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.
The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.
Illiquid Investments means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund. Illiquid securities may include (1) repurchase agreements maturing in more than seven days without demand/redemption features, (2) OTC options and certain other derivatives, (3) private placements, (4) securities traded on markets and exchanges with structural constraints, and (5) loan participations.
Under the supervision of the Board of Trustees, a Fidelity ® fund's adviser classifies the liquidity of a fund's investments and monitors the extent of a fund's illiquid investments.
Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.
Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment's liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund's investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.
Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has, at times, grown rapidly. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.
A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.
One rating service has, in the past, lowered its long-term sovereign credit rating on the United States. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by a rating service's decision to downgrade the long-term sovereign credit rating of the United States.
Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.
Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.
Commodity-indexed securities, for example, can be indexed to a commodities index such as the Bloomberg Commodity Index.
Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies. In calculating a fund's dividends, index-based adjustments may be considered income.
Insolvency of Issuers, Counterparties, and Intermediaries. Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.
As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.
If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.
Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a Fidelity ® fund may lend money to, and borrow money from, other funds advised by Fidelity Management & Research Company LLC (FMR) or its affiliates. A Fidelity ® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity ® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity ® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
Inverse Floating Rate Securities. A fund may invest in leveraged inverse floating rate debt instruments (inverse floaters). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities can have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes in market interest rates at a rate that is a multiple of the actual rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, a fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be illiquid securities for purposes of the 15% limitation on investments in such securities.
Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.
Investment in Wholly-Owned Subsidiary . The fund may invest up to 25% of its assets in one or more wholly-owned subsidiaries organized under the laws of the Cayman Islands (Subsidiaries).
The fund wholly owns and controls the Subsidiaries. The fund and the Subsidiaries are managed by Strategic Advisers and/or one of the fund's sub-advisers. Unlike the fund, the Subsidiaries are not registered under the 1940 Act and therefore are not subject to the investor protections of the 1940 Act. A Subsidiary is expected to invest primarily in commodity-linked derivative investments. As a result, the Subsidiary is subject to risks similar to those of the fund, including the risks of investing in derivatives and commodity-linked investing in general.
By investing in a Subsidiary, a fund may gain exposure to commodities within the limits of Subchapter M of the Internal Revenue Code. Subchapter M requires, among other things, that a fund derive at least 90% of gross income from dividends, interest, and gains from the sale of securities (typically referred to as "qualifying income"). Changes in U.S. or Cayman Islands laws could cause investments in a Subsidiary to fail to work as expected.
Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand. A fund may acquire loans by buying an assignment of all or a portion of the loan from a lender or by purchasing a loan participation from a lender or other purchaser of a participation. If permitted by its investment policies, a fund also may originate or otherwise acquire loans directly at the time of the loan's closing.
Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Different types of assets may be used as collateral for a fund's loans and there can be no assurance that a fund will correctly evaluate the value of the assets collateralizing the fund's loans. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In any restructuring or bankruptcy proceedings relating to a borrower funded by a fund, a fund may be required to accept collateral with less value than the amount of the loan made by the fund to the borrower. Direct indebtedness of foreign countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Loans and other types of direct indebtedness (which a fund may originate, acquire or otherwise gain exposure to) may not be readily marketable and may be subject to restrictions on resale. Some indebtedness may be difficult to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a fund's net asset value than if that value were based on readily available market quotations, and could result in significant variations in a fund's daily share price. Some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.
Direct lending and investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the lender/purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In the event of a default by the borrower, a fund may have difficulty disposing of the assets used as collateral for a loan. In addition, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest. Direct loans are typically not administered by an underwriter or agent bank. The terms of direct loans are negotiated with borrowers in private transactions. Direct loans are not publicly traded and may not have a secondary market.
A fund may seek to dispose of loans in certain cases, to the extent possible, through selling participations in the loan. In that case, a fund would remain subject to certain obligations, which may result in expenses for a fund and certain additional risks.
Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate lenders/purchasers, including a fund, to make additional cash payments on demand. These commitments may have the effect of requiring a lender/purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.
In the process of originating, buying, selling and holding loans, a fund may receive and/or pay certain fees. These fees are in addition to the interest payments received and may include facility, closing or upfront fees, commitment fees and commissions. A fund may receive or pay a facility, closing or upfront fee when it buys or sells a loan. A fund may receive a commitment fee throughout the life of the loan or as long as the fund remains invested in the loan (in addition to interest payments) for any unused portion of a committed line of credit. Other fees received by the fund may include prepayment fees, covenant waiver fees, ticking fees and/or modification fees. Legal fees related to the originating, buying, selling and holding loans may also be borne by the fund (including legal fees to assess conformity of a loan investment with 1940 Act provisions).
When engaging in direct lending, if permitted by its investment policies, a fund's performance may depend, in part, on the ability of the fund to originate loans on advantageous terms. A fund may compete with other lenders in originating and purchasing loans. Increased competition for, or a diminished available supply of, qualifying loans could result in lower yields on and/or less advantageous terms for such loans, which could reduce fund performance.
For a Fidelity ® fund that limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
If permitted by its investment policies, a fund may also obtain exposure to the lending activities described above indirectly through its investments in underlying Fidelity ® funds or other vehicles that may engage in such activities directly.
Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.
Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. Such analysis may focus on relative values based on factors such as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer, in an attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
Low or Negative Yielding Securities. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including Japan and some European countries, are at or near historically low levels. Japan and those European countries have, from time to time, experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk for the markets as a whole and for the funds. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent a fund is exposed to such interest rates.
Mortgage Securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.
Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.
The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.
A fund may seek to earn additional income by using a trading strategy (commonly known as "mortgage dollar rolls" or "reverse mortgage dollar rolls") that involves selling (or buying) mortgage securities, realizing a gain or loss, and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities that are permissible investments for the fund. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction, a fund is entitled to interest and principal payments on the securities purchased. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.
Real Estate Investment Trusts (REITs). Equity REITs own real estate properties, while mortgage REITs make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.
Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity ® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.
Restricted Securities (including Private Placements) are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities, including private placements of private and public companies, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.
Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity ® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage. Under SEC requirements, a fund needs to aggregate the amount of indebtedness associated with its reverse repurchase agreements and similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions.
SEC Rule 18f-4.   In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies (the "rule"). Subject to certain exceptions, the rule requires the funds to trade derivatives and certain other transactions that create future payment or delivery obligations subject to a value-at-risk (VaR) leverage limit and to certain derivatives risk management program, reporting and board oversight requirements. Generally, these requirements apply to any fund engaging in derivatives transactions unless a fund satisfies a "limited derivatives users" exception, which requires the fund to limit its gross notional derivatives exposure (with certain exceptions) to 10% of its net assets and to adopt derivatives risk management procedures. Under the rule, when a fund trades reverse repurchase agreements or similar financing transactions, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions. The SEC also provided guidance in connection with the final rule regarding the use of securities lending collateral that may limit securities lending activities. In addition, under the rule, a fund may invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that (i) the fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the "Delayed-Settlement Securities Provision"). A fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the fund treats any such transaction as a derivatives transaction for purposes of compliance with the rule. Furthermore, under the rule, a fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the funds to use derivatives, short sales, reverse repurchase agreements and similar financing transactions, and the other relevant transactions as part of its investment strategies. These requirements also may increase the cost of the fund's investments and cost of doing business, which could adversely affect investors.
Securities Lending. A Fidelity ® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate, National Financial Services LLC (NFS). Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity ® fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.
The Fidelity ® funds have retained agents, including NFS, an affiliate of the funds, to act as securities lending agent. If NFS acts as securities lending agent for a fund, it is subject to the overall supervision of the fund's adviser, and NFS will administer the lending program in accordance with guidelines approved by the fund's Trustees.
Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.
Securities of Other Investment Companies , including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies such as mutual funds and ETFs, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies (including investment companies managed by affiliates of Strategic Advisers) involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses, unless such fees have been waived by Strategic Advisers. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market. Similarly, ETFs trade on a securities exchange and may trade at a premium or a discount to their NAV.
The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.
A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, Strategic Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.
Short Sales. Stocks underlying a fund's convertible security holdings can be sold short. For example, if a fund's adviser anticipates a decline in the price of the stock underlying a convertible security held by the fund, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. Fidelity ® funds that employ this strategy generally intend to hedge no more than 15% of total assets with short sales on equity securities underlying convertible security holdings under normal circumstances. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.
Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.
Special Purpose Acquisition Companies (SPACs). A fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool money to seek potential acquisition opportunities. SPACs are collective investment structures formed to raise money in an initial public offering for the purpose of merging with or acquiring one or more operating companies (the "de-SPAC Transaction"). Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. In connection with a de-SPAC Transaction, the SPAC may complete a PIPE (private investment in public equity) offering with certain investors. A fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its de-SPAC Transaction.
Because SPACs do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC's management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. An investment in a SPAC is subject to a variety of risks, including that (i) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (ii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (iii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; (iv) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the fund believes is the SPAC interest's intrinsic value; (v) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of shareholders; (vi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (vii) the warrants or other rights with respect to the SPAC held by a fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (viii) a fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; and (ix) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction.
Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold, but only pursuant to an effective registration statement or other exemption from registration. The securities issued by a SPAC, which are typically traded either in the over-the-counter market or on an exchange, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.
Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.
Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.
Structured Securities (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.
Temporary Defensive Policies. Strategic Advisers® Alternatives Fund reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.
Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity ® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.
If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the fund when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank account overnight. Any risks associated with such an account are investment risks of the fund. The fund faces the risk of loss of these balances if the bank becomes insolvent.
Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality, sometimes subject to a cap or floor on such rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. For purposes of determining the maximum maturity of a variable or floating rate security, a fund's adviser may take into account normal settlement periods.
In addition to other interbank offered rates (IBORs), the most common benchmark rate for floating rate securities is London Interbank Offered Rate (LIBOR), which is the rate of interest offered on short-term interbank deposits, as determined by trading between major international banks. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other IBORs were susceptible to manipulation. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of U.S. dollar overnight borrowings) and the Sterling Overnight Index Average rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until at least mid-2023. In addition, the United Kingdom Financial Conduct Authority (FCA) has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Although the transition process away from IBORs has become increasingly well-defined, any potential effects of a transition away from the IBORs on a fund and the financial instruments in which it invests can be difficult to ascertain, and may depend on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts; (ii) the effect of new legislation relating to the discontinuation of LIBOR and the use of replacement rates, and (iii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Moreover, certain aspects of the transition from IBORs will rely on the actions of third-party market participants, such as clearing houses, trustees, administrative agents, asset servicers and certain service providers; the Adviser cannot guarantee the performance of such market participants and any failure on the part of such market participants to manage their part of the IBOR transition could impact a fund. Such transition may result in a reduction in the value of IBOR-based instruments held by a fund, a reduction in the effectiveness of certain hedging transactions and increased illiquidity and volatility in markets that currently rely on an IBOR to determine interest rates, any of which could adversely impact the fund's performance.
Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.
Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.
When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.
When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.
A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.
Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.
In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.
Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund's service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund's manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund's ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.
While a fund's service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

SPECIAL GEOGRAPHIC CONSIDERATIONS
Emerging Markets. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets that the Adviser identifies as having similar emerging markets characteristics. Emerging markets tend to have relatively low gross national product per capita compared to the world's major economies and may have the potential for rapid economic growth.
Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include less social, political, and economic stability and greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes. Foreign exchanges and broker-dealers may be subject to less oversight and regulation by local authorities. Local governments may decide to seize or confiscate securities held by foreign investors, restrict an investor's ability to sell or redeem securities, suspend or limit an issuer's ability to make dividend or interest payments, and/or limit or entirely restrict repatriation of invested capital, profits, and dividends. Capital gains may be subject to local taxation, including on a retroactive basis. Issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency. Investors may experience difficulty in enforcing legal claims related to the securities and shareholder claims common in the United States may not exist in emerging markets. Additionally, local judges may favor the interests of the issuer over those of foreign investors. U.S. authorities may be unable to investigate, bring, or enforce actions against non-U.S. companies and non-U.S. persons. Bankruptcy judgments may only be permitted to be paid in the local currency. Infrequent financial reporting, substandard disclosure, and differences in financial reporting, audit and accounting requirements and standards may make it difficult to ascertain the financial health of an issuer. Moreover, limited public information regarding an issuer may result in greater difficulty in determining market valuations of the securities.
In addition, unlike developed countries, many emerging countries' economic growth highly depends on exports and inflows of external capital, making them more vulnerable to the downturns of the world economy. The enduring low growth in the global economy has weakened the global demand for emerging market exports and tightened international credit supplies, highlighting the sensitivity of emerging economies to the performance of their trading partners. Developing countries may also face disproportionately large exposure to the negative effects of climate change, due to both geography and a lack of access to technology to adapt to its effects, which could include increased frequency and severity of natural disasters as well as extreme weather events such as droughts, rising sea levels, decreased crop yields, and increased spread of disease, all of which could harm performance of affected economies. Given the particular vulnerability of emerging market countries to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on developing countries.
Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret or laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak, not enforced consistently, or non-existent. Sudden changes in governments or the transition of regimes may result in policies that are less favorable to investors such as the imposition of price controls or policies designed to expropriate or nationalize "sovereign" assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.
The United States, other nations, or other governmental entities (including supranational entities) could impose sanctions on a country that limits or restricts foreign investment, the movement of assets or other economic activity. In addition, an imposition of sanctions upon certain issuers in a country could have a materially adverse effect on the value of such companies' securities, delay a fund's ability to exercise certain rights as security holder, and/or impair a fund's ability to meet its investment objectives. A fund may be prohibited from investing in securities issued by companies subject to such sanctions and may be required to freeze its existing investments in those companies, prohibiting the fund from selling or otherwise transacting in these investments. Such sanctions, or other intergovernmental actions that may be taken in the future, may result in the devaluation of the country's currency, a downgrade in the country's credit rating, and/or a decline in the value and liquidity of impacted company stocks.
Many emerging market countries in which a fund may invest lack the social, political, and economic stability characteristic exhibited by developed countries. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, governmental corruption, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation (or taxes on foreign investments); and (v) imposition of trade barriers.
Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves, which has resulted in some governments restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial relative to their actual market values.
Governments of many emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs that cause huge budget deficits. Often, interest payments have become too overwhelming for these governments to meet, as these payments may represent a large percentage of a country's total GDP. Accordingly, these foreign obligations have become the subject of political debate within emerging market countries, which has resulted in internal pressure for such governments to not make payments to foreign creditors, but instead to use these funds for social programs. As a result of either an inability to pay or submission to political pressure, the governments have sought to restructure their loan and/or bond obligations, have declared a temporary suspension of interest payments, or have defaulted (in part or full) on their outstanding debt obligations. These events have adversely affected the values of securities issued by the governments and corporations domiciled in these emerging market countries and have negatively affected not only their cost of borrowing but also their ability to borrow in the future. Emerging markets have also benefited from continued monetary policies adopted by the central banks of developed countries. Recently, however, the U.S. Federal Reserve and other countries' central banks have increased interest rates numerous times in response to global inflation. It is unclear whether interest rates will continue to rise in the future. These increases may have a disproportionately adverse effect on emerging market economies.
In addition to their continued reliance on international capital markets, many emerging economies are also highly dependent on international trade and exports, including exports of oil and other commodities. As a result, these economies are particularly vulnerable to downturns of the world economy. In recent years, emerging market economies have been subject to tightened international credit supplies and weakened global demand for their exports and, as a result, certain of these economies faced significant difficulties and some economies face recessionary concerns. Over the last decade, emerging market countries, and companies domiciled in such countries, have acquired significant debt levels. Any additional increases in U.S. interest rates may further restrict the access to credit supplies and jeopardize the ability of emerging market countries to pay their respective debt service obligations. Although certain emerging market economies have shown signs of growth and recovery, continued growth is dependent on the uncertain economic outlook of China, Japan, the European Union, and the United States. The reduced demand for exports and lack of available capital for investment resulting from the European debt crisis, a slowdown in China, the continued effects of the COVID-19 pandemic, and persistent low growth in the global economy may inhibit growth for emerging market countries.
The COVID-19 pandemic has presented significant challenges to the economies of emerging markets, including, among others, rising inflation, food insecurity, subdued employment growth, and economic setback caused by supply chain disruption and the reduction in exports. Limited supplies of effective vaccination and medical resources have undermined the productive activities in emerging markets. The continually evolving variants of the COVID-19 virus have constantly challenged the existing containment strategy, causing significant human capital loss and social disturbances. The future direction of the pandemic is difficult to predict, and emerging markets are more likely to suffer more heavily from new developments in the virus due to their lack of sufficient access to medical resources.
All these economic setbacks have been exacerbated by the ongoing conflict in Ukraine stemming from Russia's invasion into the country in early 2022, which is causing higher global inflation and the significant rise in energy and food prices. These problems may worsen if the war escalates or spreads into neighboring countries or other regions.
Canada.  Canada is generally politically stable; its banking system is relatively robust and its financial market relatively transparent. Meanwhile, Canada is sensitive to commodity price changes. It is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, events affecting the supply and demand of base commodity resources and industrial and precious metals and materials, both domestically and internationally, can have a significant effect on Canadian market performance.
The United States is Canada's largest trading partner and developments in economic policy and U.S. market conditions have a significant impact on the Canadian economy. The economic and financial integration of the United States, Canada, and Mexico through the United States-Mexico-Canada Agreement (USMCA) may make the Canadian economy and securities market more sensitive to North American trade patterns. Any disruption in the continued operation of USMCA may have a significant and adverse impact on Canada's economic outlook and the value of a fund's investments in Canada.
Growth has continued to slow in recent years for certain sectors of the Canadian economy, particularly energy extraction and manufacturing. Forecasts on growth remain modest. Oil prices have fluctuated greatly over time and the enduring volatility in the strength of the Canadian dollar may also negatively impact Canada's ability to export, which could limit Canada's economic growth. The global pandemic and the conflict in Ukraine continue to negatively impact the world economy including the Canadian market.
Europe. The European Union (EU) is an intergovernmental and supranational union of European countries spanning the continent, each known as a member state. One of the key activities of the EU is the establishment and administration of a common single market consisting of, among other things, a common trade policy. In order to further the integration of the economies of member states, member states established, among other things, the European Economic and Monetary Union (EMU), a collection of policies that set out different stages and commitments that member states need to follow to achieve greater economic policy coordination and monetary cooperation, including the adoption of a single currency, the euro. While all EU member states participate in the economic union, only certain EU member states have adopted the euro as their currency. When a member state adopts the euro as its currency, the member state no longer controls its own monetary policies. Instead, the authority to direct monetary policy is exercised by the European Central Bank (ECB).
While economic and monetary convergence in the EU may offer opportunities for those investing in the region, investors should be aware that the success of the EU is not wholly assured. European countries can be significantly affected by the tight fiscal and monetary controls that the EU governing institutions may impose on its members or with which candidates for EMU membership are required to comply. Europe must grapple with a number of challenges, any one of which could threaten the sustained economic growth, regulatory efficiency, or political survival of the political and economic union. Countries adopting the euro must adjust to a unified monetary system which has resulted in the loss of exchange rate flexibility and, to some degree, the loss of economic sovereignty. Europe's economies are diverse, governance is decentralized, and its cultures differ widely. Unemployment in some European countries has historically been higher than in the United States, and a number of countries continue to face abnormally high unemployment levels, particularly for younger workers, which could pose a political risk. Many EU nations are susceptible to the economic risks associated with high levels of debt. The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states, the EU's resettlement and distribution of refugees, and the resolution of the EU's problematic fiscal and democratic accountability. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the benefit of diversification within the region.
Political. From the 2000s through the early 2010s, the EU extended its membership to Eastern European countries. It has accepted several Eastern European countries as new members and has engaged with several other countries regarding future enlargement. Membership for these states is intended to, among other things, cement economic and political stability across the region. For these countries, membership serves as a strong political impetus to engage in regulatory and political reforms and to employ tight fiscal and monetary policies. Nevertheless, certain new member states, particularly former satellites of the former Soviet Union, remain burdened to various extents by certain infrastructural, bureaucratic, and business inefficiencies inherited from their history of economic central planning. Further expansion of the EU has long-term economic benefits for both member states and potential expansion candidates. However, certain European countries are not viewed as currently suitable for membership, especially countries further east with less developed economies. The current and future status of the EU therefore continues to be the subject of political controversy, with widely differing views both within and between member states. The growth of nationalist and populist parties in both national legislatures and the European Parliament may further threaten enlargement as well as impede both national and supranational governance.
An increasingly assertive Russia poses its own set of risks for the EU, as evidenced by the Russian invasion of Ukraine in February 2022 and the ongoing Russia-Ukraine conflict. Opposition to EU expansion to members of the former Soviet bloc may prompt more intervention by Russia in the affairs of its neighbors. This interventionist stance may carry various negative consequences, including direct effects, such as export restrictions on Russia's natural resources, Russian support for separatist groups or pro-Russian parties located in EU countries, Russian interference in the internal political affairs of current or potential EU members or of the EU itself, externalities of ongoing conflict, such as an influx of refugees from Ukraine and Syria, or collateral damage to foreign assets in conflict zones, all of which could negatively impact EU economic activity.
It is possible that, as wealth and income inequality grow both within and between individual member states, socioeconomic and political tensions may be exacerbated. The potential direct and indirect consequences of this growing gap may be substantial.
The transition to a more unified economic system also brings uncertainty. Significant political decisions will be made that may affect market regulation, subsidization, and privatization across all industries, from agricultural products to telecommunications, that may have unpredictable effects on member states and companies within those states.
The influx of migrants and refugees seeking resettlement in the EU as a result of ongoing conflicts around the world also poses certain risks to the EU. Additionally, the conflict in Ukraine has caused significant humanitarian and economic concerns for Europe. A protracted conflict would increase the number of refugees coming into Europe, cause increase in commodity prices and supply-chain disruptions, add pressure to inflation, and deepen output losses. Furthermore, there is the risk that the conflict in Ukraine may spread to other areas of Europe. All of these would adversely impact a fund's investment in Europe.
 The COVID-19 pandemic has served to exacerbate need in unstable regions, leading to increased numbers of refugees. Resettlement itself may be costly for individual member states, particularly those border countries on the periphery of the EU where migrants first enter. In addition, pressing questions over accepting, processing and distributing migrants have been a significant source of intergovernmental disagreements and could pose significant dangers to the integrity of the EU.
Economic. As economic conditions across member states may vary widely, there is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member states. Member states must maintain tight control over inflation, public debt, and budget deficits in order to qualify for participation in the euro. These requirements severely limit EMU member states' ability to implement fiscal policy to address regional economic conditions. Moreover, member states that use the euro cannot devalue their currencies in the face of economic downturn, precluding them from stoking inflation to reduce their real debt burden and potentially rendering their exports less competitive.
The United Kingdom (UK) left the European Union (EU) on January 31, 2020 under the terms of a negotiated departure deal. A transition period, which kept most pre-departure arrangements in place, ended on December 31, 2020, and the UK entered into a new trading relationship with the EU under the terms of the EU-UK Trade and Cooperation Agreement (TCA) which reflected the long-term, post-transition landscape. Further discussions are to be held between the UK and the EU in relation to matters not covered by the trade agreement, such as financial services. Notwithstanding the TCA, significant uncertainty remains in the market regarding the ramifications of the United Kingdom's withdrawal from the European Union. Significant economic and regulatory uncertainty caused by the UK's exit from the EU has resulted in volatile markets for the UK and broader international financial markets. While the long-term effects of Brexit remain unclear, in the short term, financial markets may experience, among other things, greater volatility and/or illiquidity, currency fluctuations, and a decline in cross-border investment between the UK and the EU. The effects of Brexit are also being shaped by new trade deals that the UK is negotiating with several other countries, including the United States. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations as the UK determines which EU laws to replicate or replace. The impact of Brexit, and these new trade agreements, on the UK and in global markets as well as any associated adverse consequences remains unclear, and the uncertainty may have a significant negative effect on the value of a fund's investments. In addition to managing the effects of Brexit, the United Kingdom is currently grappling with financial crises. Uncertainty regarding the UK government's economic and financial policies may have a negative effect on investors and the impact of these crises may have a significant adverse effect on the value of a fund's investments.
The global financial crisis of 2008-2009 brought several small countries in Europe to the brink of sovereign default. Many other economies fell into recession, decreasing tax receipts and widening budget deficits. In response, many countries of Europe have implemented fiscal austerity, decreasing discretionary spending in an attempt to decrease their budget deficits. However, many European governments continue to face high levels of public debt and substantial budget deficits, some with shrinking government expenditures, which hinder economic growth in the region and may still threaten the continued viability of the EMU. Due to these large public deficits, some European issuers may continue to have difficulty accessing capital and may be dependent on emergency assistance from European governments and institutions to avoid defaulting on their outstanding debt obligations. The availability of such assistance, however, may be contingent on an issuer's implementation of certain reforms or reaching a required level of performance, which may increase the possibility of default. Such prospects could inject significant volatility into European markets, which may reduce the liquidity or value of a fund's investments in the region. Likewise, the high levels of public debt raise the possibility that certain European issuers may be forced to restructure their debt obligations, which could cause a fund to lose the value of its investments in any such issuer.
The legacy of the global financial crisis of 2008-2009, the European sovereign debt crisis, and the ongoing recession in parts of Europe have left the banking and financial sectors of many European countries weakened and, in some cases, fragile. Many institutions remain saddled with high default rates on loans, still hold assets of indeterminate value, and have been forced to maintain higher capital reserves under new regulations. This has led to decreased returns from finance and banking directly and has constricted the sector's ability to lend, thus potentially reducing future returns and constricting economic growth. The ECB has sought to spur economic growth and ward off deflation by engaging in quantitative easing, lowering the ECB's benchmark rate into negative territory, and opening a liquidity channel to encourage bank lending. Most recently, in September 2019, the ECB announced a new bond-buying program and changed its targeted long-term refinancing rate to provide more favorable bank lending conditions. In response to the economic consequences of the COVID-19 pandemic, the ECB significantly increased bond purchases, and only began slowing their purchasing strategy in September 2021.
Ongoing regulatory uncertainty could have a negative effect on the value of a fund's investments in the region. Governments across the EMU are facing increasing opposition to certain measures taken in response to the recent economic crises. In light of such uncertainty, the risk that certain member states will abandon the euro persists and any such occurrence would likely have wide-ranging effects on global markets that are difficult to predict. These effects, however, would likely have a negative impact on a fund's investments in the region.
Although some European economies have begun to show more sustained economic growth, the ongoing debt crisis, political and regulatory responses to the financial crisis, the effects of the COVID-19 pandemic, and uncertainty over the future of the EMU and the EU itself may continue to limit short-term growth and economic recovery in the region. Some countries have experienced prolonged stagnation or returns to recession, raising the possibility that other European economies could follow suit. Economic challenges facing the region include high levels of public debt, significant rates of unemployment, aging populations, heavy regulation of non-financial businesses, persistent trade deficits, rigid labor markets, and inability to access credit. Although certain of these challenges may weigh more heavily on some European economies than others, the economic integration of the region increases the likelihood that an economic downturn in one country may spread to others. Should Europe fall into another recession, the value of a fund's investments in the region may be affected.
Currency. Investing in euro-denominated securities (or securities denominated in other European currencies) entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the disparate European economies. In addition, many European countries rely heavily upon export-dependent businesses and significant change in the exchange rate between the euro and the U.S. dollar can have either a positive or a negative effect upon corporate profits and the performance of EU investments. If one or more countries abandon the use of the euro as a currency, the value of investments tied to those countries or to the euro could decline significantly. In addition, foreign exchange markets have recently experienced sustained periods of high volatility, subjecting a fund's foreign investments to additional risks.
Nordic Countries. The Nordic countries - Iceland, Denmark, Finland, Norway, and Sweden - relate to European integration in different ways. Norway and Iceland are outside the EU, although they are members of the European Economic Area. Denmark, Finland, and Sweden are EU members, but only Finland has adopted the euro as its currency, whereas Denmark has pegged its currency to the euro. Generally, Nordic countries have strong business environments, highly educated workforces, and relatively stable financial markets and political systems. Faced with stronger global competition in recent years, however, some Nordic countries have had to scale down their historically generous welfare programs, resulting in drops in domestic demand and increased unemployment. Economic growth in many Nordic countries continues to be constrained by tight labor markets and adverse European and global economic conditions, particularly the volatility in global commodity demand. The Nordic countries' manufacturing sector has experienced continued contraction due to outsourcing and flagging demand, spurring increasing unemployment. Furthermore, the protracted recovery due to the ongoing European debt crisis and persistent low growth in the global economy may limit the growth prospects of the Nordic economies. The ongoing COVID-19 pandemic and the conflict in Ukraine continue to pose economic risks to Nordic countries.
Eastern Europe. Investing in the securities of Eastern European issuers may be highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Eastern European countries have different levels of political and economic stability. Some countries have more integrated economies and relatively robust banking and financial sectors while other countries continue to be burdened by regional, political, and military conflicts. In many countries in Eastern Europe, political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation, and confiscatory taxation. The ongoing conflict in Ukraine poses great risk to Eastern European countries' economic stability and the continued effects of the COVID-19 pandemic have an adverse impact on the overall region.
Eastern European countries continue to move towards market economies at different paces with varying characteristics. Many Eastern European markets suffer from thin trading activity, dubious investor protections, and often a lack of reliable corporate information. Information and transaction costs, differential taxes, and sometimes political, regulatory, or transfer risk may give a comparative advantage to the domestic investor rather than the foreign investor. In addition, these markets are particularly sensitive to social, political, economic, and currency events in Western Europe and Russia and may suffer heavy losses as a result of their trading and investment links to these economies and their currencies. In particular, the disruption to the Russian economy as a result of sanctions imposed by the United States and EU in connection with Russia's invasion of Ukraine may hurt Eastern European economies with close trade links to Russia. Russia may also attempt to directly assert its influence in the region through coercive use of its economic, military, and natural resources.
In some of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of Western market economies, little or no experience in trading in securities, weak or nonexistent accounting or financial reporting standards, a lack of banking and securities infrastructure to handle such trading and a legal tradition without strongly defined property rights. Due to the value of trade and investment between Western Europe and Eastern Europe, credit and debt issues and other economic difficulties affecting Western Europe and its financial institutions can negatively affect Eastern European countries.
Eastern European economies may also be particularly susceptible to the volatility of the international credit market due to their reliance on bank related inflows of foreign capital. Although many Eastern European economies have experienced modest growth for several periods due, in part, to external demand, tighter labor markets, and the attraction of foreign investment, major challenges persist as a result of their continued dependence on Western European countries for credit and trade. Accordingly, the European crisis may present serious risks for Eastern European economies, which may have a negative effect on a fund's investments in the region.
Several Eastern European countries on the periphery of the EU have recently been the destination for a surge of refugees and migrants fleeing global conflict zones, particularly the civil wars in Syria and Afghanistan, the economic hardship across Africa and the developing world, and the Russia-Ukraine conflict. While these countries have borne many of the direct costs of managing the flow of refugees and migrants seeking resettlement in Europe, they have also faced significant international criticism over their treatment of migrants and refugees which may affect foreign investor confidence in the attractiveness of such markets.
Japan. Japan continues to recover from recurring recessionary forces that have negatively impacted Japan's economic growth over the last decade. Japan's economic strengths-low public external debt, relatively consistent currency, and highly innovative industries-have helped combat these recurring recessionary forces. Despite signs of economic growth in recent years, Japan is still vulnerable to persistent underlying systemic risks, including massive government debt, an aging and shrinking of the population, an uncertain financial sector, low domestic consumption, and certain corporate structural weaknesses. Furthermore, Japan's economic growth rate could be impacted by the Bank of Japan's monetary policies, rising interest rates and global inflation, tax increases, budget deficits, and volatility in the Japanese yen.
Overseas trade is important to Japan's economy and its economic growth is significantly driven by its exports. Meanwhile, Japan's aging and shrinking population increases the cost of the country's pension and public welfare system and lowers domestic demand, making Japan more dependent on exports to sustain its economy. Therefore, any developments that negatively affect Japan's exports could present risks to a fund's investments in Japan. For example, domestic or foreign trade sanctions or other protectionist measures could harm Japan's economy. In addition, currency fluctuations may also significantly affect Japan's economy, as a stronger yen would negatively impact Japan's ability to export. Likewise, any escalation of tensions in the region, including disruptions caused by political tensions with North Korea or territorial disputes with Japan's major trading partners, may adversely impact Japan's economic outlook. In particular, Japan is heavily dependent on oil imports, and higher commodity prices could have a negative impact on its economy. Japan is also particularly susceptible to the effects of declining growth rates in China, Japan's largest export market. Given that China is a large importer of Japanese goods and is a significant source of global economic growth, a continued Chinese slowdown may negatively impact Japanese economic growth both directly and indirectly. Moreover, the animosity between Japan and other Asian countries, such as China and Korea, may affect the trading relations between these countries. China's territorial ambition over Taiwan may negatively impact Japan's relationship with China given Japan's historical and economic interests in Taiwan. Similarly, the European debt crisis, the effects of the COVID-19 pandemic, and persistent low growth in the global economy could present additional risks to a fund's investments in Japan.
Japan's economic recovery has been affected by stress resulting from a number of natural disasters, including disasters that caused damage to nuclear power plants in the region, which have introduced volatility into Japan's financial markets. In response to these events, the government has injected capital into the economy and reconstruction efforts in disaster-affected areas in order to stimulate economic growth. The risks of natural disasters of varying degrees, such as earthquakes and tsunamis, continue to persist. The full extent of the impact of recurring natural disasters on Japan's economy and foreign investment in Japan is difficult to estimate.
Although Japanese banks are stable, maintaining large capital bases, they continue to face difficulties generating profits. In recent years, Japan has employed a program of monetary loosening, fiscal stimulus, and growth-oriented structural reform, which has generated limited success in raising growth rates. Although Japan's central bank has continued its quantitative easing program, there is no guarantee such efforts will be sufficient or that additional stimulus policies will not be necessary in the future. Furthermore, the long-term potential of this strategy remains uncertain, as the first of two planned increases in Japan's consumption tax resulted in a decline in consumption and the effect of the second increase remains to be seen. While Japan has historically kept inflation in the country relatively low, global economic challenges such as rising inflation and commodity shortages, worsened by the ongoing effects of the COVID-19 pandemic and the conflict in Ukraine, may have a negative impact on Japan's economy.
Asia Pacific Region (ex Japan). While the Asia Pacific region has substantial potential for economic growth, many countries in the region have historically faced political uncertainty, corruption, military intervention, and social unrest. Examples include military threats on the Korean peninsula and along the Taiwan Strait, the ethnic, sectarian, extremist, and/or separatist violence found in Indonesia and the Philippines, and the nuclear arms threats between India and Pakistan. To the extent that such events continue in the future, they can be expected to have a negative effect on economic and securities market conditions in the region. In addition to the regional military threats and conflicts, the effects of the conflict in Ukraine may adversely impact the economies of countries in the region. The recent global supply chain disruptions and rising inflation have stressed the economies of countries in the region that rely substantially on international trade. In addition, the Asia Pacific geographic region has historically been prone to natural disasters. The occurrence of a natural disaster in the region could negatively impact any country's economy in the region. Natural disasters may become more frequent and severe as a result of global climate change. Given the particular vulnerability of the region to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on a fund's investments in the region.
Economic. The economies of many countries in the region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China, and the European Union. The countries in this region are also heavily dependent on exports and are thus particularly vulnerable to any weakening in global demand for these products. Many countries in the region are economically reliant on a wide range of commodity exports. Consequently, countries in this region have been adversely affected by the persistent volatility in global commodity prices and are particularly susceptible to declines in growth rates in China. The Australian and New Zealand economies are also heavily dependent on the economies of China and other Asian countries. Countries in this region have experienced high debt levels, an issue that is being compounded by weakened local currencies. Although the economies of many countries in the region have exhibited signs of growth, such improvements, if sustained, may be gradual. Significantly, the Australian economy has declined in recent years and, in 2019, the Reserve Bank of Australia cut interest rates to an all-time low in response to a reduction in consumption brought on, in part, by a downturn in the property market and rising levels in unemployment. The Reserve Bank of Australia cut rates further in response to the economic effects of the COVID-19 pandemic. However, rising global inflation in 2022 forced the Reserve Bank to raise interest rates to combat the effects of the tightening of monetary policies in most countries, Russia's invasion of Ukraine, and the COVID-19 containment measures and other policy challenges in China. Furthermore, any future growth experienced in the region may be limited or hindered by the reduced demand for exports due to a continued economic slowdown in China, which could significantly lower demand for the natural resources many Asia Pacific economies export. Since China has been such a major source of demand for raw materials and a supplier of foreign direct investment to exporting economies, the slowdown of the Chinese economy could significantly affect regional growth. In addition, the trading relationship between China and several Asia Pacific countries has been strained by the geopolitical conflict created by competing territorial claims in the South China Sea, which has created diplomatic tension in the region that may adversely impact the economies of the affected countries. Regional growth may also be limited by the lack of available capital for investment resulting from the European debt crisis and by persistent low growth in the global economy, as well as increases in interest rates and the tapering of other monetary policies adopted by the central banks of developed countries.
The Republic of Korea (South Korea) . Investing in South Korea involves risks not typically associated with investing in the U.S. securities markets. Investments in South Korea are, in part, dependent on the maintenance of peaceful relations with North Korea, on both a bilateral and global basis. Relations between the two countries remain tense, as exemplified in periodic acts of hostility, and the possibility of serious military engagement still exists. Any escalation in hostility, initiation of military conflict, or collateral consequences of internal instability within North Korea would likely cause a substantial disruption in South Korea's economy, as well as in the region overall.
South Korea has one of the more advanced economies and established democratic political systems in the Asia-Pacific region with a relatively sound financial sector and solid external position. South Korea's economic reliance on international trade, however, makes it highly sensitive to fluctuations in international commodity prices, currency exchange rates and government regulation, and makes it vulnerable to downturns of the world economy. South Korea has experienced modest economic growth in recent years. Such continued growth may slow, in part, due to a continued economic slowdown in China. South Korea is particularly sensitive to the economic volatility of its four largest export markets (the European Union, Japan, United States, and China), which all face varying degrees of economic uncertainty, including persistent low growth rates. The economic weakness of South Korea's most important trading partners could stifle demand for South Korean exports and damage its own economic growth outlook. Notably, given that China is both a large importer of South Korean goods and a significant source of global demand, a continued Chinese slowdown may, directly or indirectly, negatively impact South Korean economic growth. The South Korean economy's long-term challenges include a rapidly aging population, inflexible labor market, dominance of large conglomerates, and overdependence on exports to drive economic growth.
China Region. The China Region encompasses the People's Republic of China, Taiwan, and Hong Kong. The region is highly interconnected and interdependent, with relationships and tensions built on trade, finance, culture, and politics. The economic success of China will continue to have an outsized influence on the growth and prosperity of both Taiwan and Hong Kong.
Although the People's Republic of China has experienced three decades of unprecedented growth, it now faces a slowing economy that is due, in part, to China's effort to shift away from an export-driven economy. Other contributing factors to the slowdown include lower-than-expected industrial output growth, reductions in consumer spending, a decline in the real estate market, which many observers believed to be inflated, and most recently, the COVID-19 pandemic and China's containment strategy. Further, local governments, which had borrowed heavily to bolster growth, face high debt burdens and limited revenue sources. Demand for Chinese exports by Western countries, including the United States and Europe, may diminish because of weakened economic growth in those countries, resulting from the European debt crisis and persistent low growth in the global economy. Additionally, Chinese land reclamation projects, actions to lay claim to disputed islands, and China's attempt to assert territorial claims in the South China Sea have caused strains in China's relationship with various regional trading partners and could cause further disruption to regional trade. In the long term, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of foreign investment in China.
Hong Kong is closely tied to China, economically and politically, following the United Kingdom's 1997 handover of the former colony to China to be governed as a Special Administrative Region. Changes to Hong Kong's legal, financial, and monetary system could negatively impact its economic prospects. Hong Kong's evolving relationship with the central government in Beijing has been a source of political unrest and may result in economic disruption.
Although many Taiwanese companies heavily invest in China, a state of hostility continues to exist between China and Taiwan. Taiwan's political stability and ability to sustain its economic growth could be significantly affected by its political and economic relationship with China. Although economic and political relations have both improved, Taiwan remains vulnerable to both Chinese territorial ambitions and economic downturns.
In addition to the risks inherent in investing in the emerging markets, the risks of investing in China, Hong Kong, and Taiwan merit special consideration.
People's Republic of China. China's economy has transitioned from a rigidly central-planned state-run economy to one that has been only partially reformed by more market-oriented policies. Although the Chinese government has implemented economic reform measures, reduced state ownership of companies and established better corporate governance practices, a substantial portion of productive assets in China are still owned or controlled by the Chinese government. The government continues to exercise significant control over the regulation of industrial development and, ultimately, over China's economic growth, both through direct involvement in the market through state owned enterprises, and indirectly by allocating resources, controlling access to credit, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. China's continued hold on its economy, coupled with a legal system less consistent and less comprehensive than developed markets, poses a risk to foreign investors.
After many years of steady growth, the growth rate of China's economy has declined relative to prior years. Although this slowdown may have been influenced by the government's desire to stop certain sectors from overheating, and to shift the economy from one based on low-cost export manufacturing to a model driven more by domestic consumption, it holds significant economic, social and political risks. For one, the real estate market, once rapidly growing in major cities, has slowed down and may prompt government intervention to prevent collapse. Additionally, local government debt is still very high, and local governments have few viable means to raise revenue, especially with continued declines in demand for housing. Moreover, although China has tried to restructure its economy towards consumption, it remains heavily dependent on exports and is, therefore, susceptible to downturns abroad which may weaken demand for its exports and reduce foreign investments in the country. The reduction in spending on Chinese products and services, the institution of tariffs or other trade barriers, or a downturn in any of the economies of China's key trading partners may have an adverse impact on the securities of Chinese issuers. In particular, the economy faces the prospect of prolonged weakness in demand for Chinese exports as its major trading partners, such as the United States, Japan, and Europe, continue to experience economic uncertainty stemming from the European debt crisis, the effects of the COVID-19 pandemic, and persistent low growth in the global economy, among other things. After a period of intensified concerns about trade tariffs and the continued escalation of the trade war between China and the United States, the two countries reached a trade agreement in January 2020. If the countries reinstitute tariffs, it may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China's export industry with a potentially negative impact to a fund. These kinds of events and their consequences are difficult to foresee, and it is unclear whether future tariffs may be imposed or other escalating actions may be taken in the future. Over the long term, China's aging infrastructure, worsening environmental conditions, rapid and inequitable urbanization, and quickly widening urban and rural income gap, which all carry political and economic implications, are among the country's major challenges. China also faces problems of domestic unrest and provincial separatism. Additionally, the Chinese economy may be adversely affected by diplomatic developments, the imposition of economic sanctions, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.
Chinese territorial claims are another source of tension and present risks to diplomatic and trade relations with certain of China's regional trade partners. Actions by the Chinese government, such as its land reclamation projects, assertion of territorial claims in the South China Sea, and the establishment of an Air Defense Identification Zone over disputed islands, raise the fear of both accidental military conflict and that Chinese territorial claims may result in international reprisal. Such a reprisal may reduce international demand for Chinese goods and services or cause a decline in foreign direct investment, both of which could have a negative effect on a fund's investments in the securities of Chinese issuers.
As with all transition economies, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. The Chinese legal system, in particular, constitutes a significant risk factor for investors. Since the late 1970s, Chinese legislative bodies have promulgated laws and regulations dealing with various economic matters such as foreign investment, corporate organization and governance, commerce, taxation, and trade. Despite the expanding body of law in China, however, legal precedent and published court decisions based on these laws are limited and non-binding. The interpretation and enforcement of these laws and regulations are uncertain, and investments in China may not be subject to the same degree of legal protection as in other developed countries.
China continues to limit direct foreign investments generally in industries deemed important to national interests. Foreign investment in domestic securities is also subject to substantial restrictions, although Chinese regulators have begun to introduce new programs through which foreign investors can gain direct access to certain Chinese securities markets. For instance, Chinese regulators have implemented a program that will permit direct foreign investment in permissible products (which include cash bonds) traded on the China inter-bank bond market (CIBM) in compliance with the relevant rules established by applicable Chinese regulators. While CIBM is relatively large and trading volumes are generally high, the market remains subject to similar risks as fixed income securities markets in other developing countries. As foreign investment access to CIBM is relatively new and its rules may be materially amended as the program continues to develop, it is uncertain how this program will impact economic growth within China.
Securities listed on China's two main stock exchanges are divided into two classes. One of the two classes is limited to domestic investors (and a small group of qualified international investors), while the other is available to both international and domestic investors (A-shares). Although the Chinese government has announced plans to merge the two markets, it is uncertain whether, and to what extent, such a merger will take place. The existing bifurcated system raises liquidity and stability concerns.
Investments in securities listed and traded through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (Stock Connect Programs) involve unique risks. The Stock Connect Programs are relatively new and there is no guarantee that they will continue. Trading through Stock Connect Programs is subject to daily quotas limiting the maximum daily net purchases as well as daily limits on permitted price fluctuations. Trading suspensions are more likely in these markets than in many other global equity markets. There can be no assurance that a liquid market on an exchange will exist. In addition, investments made through Stock Connect Programs are subject to comparatively untested trading, clearance and settlement procedures. Stock Connect Programs are available only on days when markets in both China and Hong Kong are open. A fund's ownership interest in securities traded through the Stock Connect Programs will not be reflected directly, and thus a fund may have to rely on the ability or willingness of a third party to enforce its rights. Investments in Stock Connect Program A-shares are generally subject to Chinese securities regulations and listing rules, among other restrictions. Hong Kong investor compensation funds, which protect against trade defaults, are unavailable when investing through Stock Connect Programs. Uncertainties in Chinese tax rules could also result in unexpected tax liabilities for the fund.
Currency fluctuations could significantly affect China and its trading partners. China continues to exercise control over the value of its currency, rather than allowing the value of the currency to be determined by market forces. This type of currency regime may experience sudden and significant currency adjustments, which may adversely impact investment returns. One such currency adjustment occurred in 2015, in which China purposefully devalued the yuan in an effort to bolster economic growth. More recently, however, the government has taken steps to internationalize its currency. This policy change is driven, in part, by the government's desire for the yuan's continued inclusion in the basket of currencies that comprise the International Monetary Fund's (IMF) Special Drawing Rights.
Chinese companies, particularly those located in China, may be smaller and less seasoned. China may lack, or have different, accounting and financial reporting standards, which may result in the unavailability of material information about Chinese issuers. Moreover, the Public Company Accounting Oversight Board (PCAOB) has warned that it lacks the ability to inspect audit work and practices of PCAOB-registered auditing firms within China. The Chinese government has taken positions that prevent PCAOB from inspecting the audit work and practices of accounting firms in mainland China and Hong Kong for compliance with U.S. law and professional standards. As such, under amendments to the Sarbanes-Oxley Act enacted in December 2020, which requires that the PCAOB be permitted to inspect the accounting firm of a U.S.-listed Chinese issuer, Chinese companies with securities listed on U.S. exchanges may be delisted if the PCAOB is unable to inspect the accounting firm. PCAOB's limited ability to oversee the operations of auditing firms within China may result in inaccurate or incomplete financial records of an issuer's operations within China, which may negatively impact a fund's investments in such companies.
Additionally, China's stock market has experienced tumult and high volatility, which has prompted the Chinese government to implement several policies and restrictions with regards to the securities market. While China may take actions aimed at maintaining growth and stability in the stock market, investors in Chinese securities may be negatively affected by, among other things, disruptions in the ability to sell securities to comply with investment objectives or when most advantageous given market conditions. It is not clear what the long-term effect of such policies would be on the securities market in China or whether additional actions by the government will occur in the future.
Hong Kong. In 1997, the United Kingdom handed over control of Hong Kong to the People's Republic of China. Since that time, Hong Kong has been governed by a quasi-constitution known as the Basic Law, while defense and foreign affairs are the responsibility of the central government in Beijing. The chief executive of Hong Kong is appointed by the Chinese government. Hong Kong, however, is able to participate in international organizations and agreements and continues to function as an international financial center, with no exchange controls, free convertibility of the Hong Kong dollar and free inward and outward movement of capital. The Basic Law also guarantees existing freedoms, including the freedom of speech, assembly, press, and religion, as well as the right to strike and travel. Business ownership, private property, the right of inheritance and foreign investment are also protected by law.
By treaty, China has committed to preserve Hong Kong's high degree of autonomy in certain matters until 2047. Despite this treaty, political uncertainty continues to exist within Hong Kong, as demonstrated by Hong Kong protests in recent years over political, economic, and legal freedoms, and the Chinese government's response to them. For example, in June 2020, China adopted the Law of the PRC on Safeguarding National Security, which severely limits freedom of speech in Hong Kong and expands police powers to seize electronic devices and intercept communications of suspects. Widespread protests were held in Hong Kong in response to the new law, and the United States imposed sanctions on 11 Hong Kong officials for cracking down on pro-democracy protests. Pro-democracy protests, which have become increasingly violent over time, continued into 2021, although the Hong Kong government's crackdown and the COVID-19 pandemic have contributed to the reduction of large-scale protests. There is no guarantee, however, that additional protests will not arise in the future, and it is uncertain whether the United States will respond to such protests with additional sanctions.
Hong Kong has experienced strong economic growth in recent years in part due to its close ties with China and a strong service sector, but Hong Kong still faces concerns over overheating in certain sectors of its economy, such as its real estate market, which could limit Hong Kong's future growth. In addition, due to Hong Kong's heavy reliance on international trade and global financial markets, Hong Kong remains exposed to significant risks as a result of the European debt crisis and persistent low growth in the global economy. Likewise, due to Hong Kong's close political and economic ties with China, a continued economic slowdown on the mainland could continue to have a negative impact on Hong Kong's economy.
Taiwan. For decades, a state of hostility has existed between Taiwan and the People's Republic of China. China has long deemed Taiwan a part of the "one China" and has made a nationalist cause of reuniting Taiwan with mainland China. In the past, China has staged frequent military provocations off the coast of Taiwan and made threats of full-scale military action. Tensions have lowered, however, exemplified by improved relations, including the first official contacts between the governments' leaders of China and Taiwan in 2015. Despite closer relations in recent years, the relationship with China remains a divisive political issue within Taiwan. Foreign trade has been the engine of rapid growth in Taiwan and has transformed the island into one of Asia's great exporting nations. As an export-oriented economy, Taiwan depends on a free-trade trade regime and remains vulnerable to downturns in the world economy. Taiwanese companies continue to compete mostly on price, producing generic products or branded merchandise on behalf of multinational companies. Accordingly, these businesses can be particularly vulnerable to currency volatility and increasing competition from neighboring lower-cost countries. Moreover, many Taiwanese companies are heavily invested in mainland China and other countries throughout Southeast Asia, making them susceptible to political events and economic crises in the region. Significantly, Taiwan and China have entered into agreements covering banking, securities, and insurance. Closer economic links with mainland China may bring greater opportunities for the Taiwanese economy but such arrangements also pose new challenges. For example, foreign direct investment in China has resulted in Chinese import substitution away from Taiwan's exports and a constriction of potential job creation in Taiwan. Likewise, the Taiwanese economy has experienced slow economic growth as demand for Taiwan's exports has weakened due, in part, to declines in growth rates in China. Taiwan has sought to diversify its export markets and reduce its dependence on the Chinese market by increasing exports to the United States, Japan, Europe, and other Asian countries by, in part, entering into free-trade agreements. In addition, the lasting effects of the European debt crisis and persistent low growth in the global economy may reduce global demand for Taiwan's exports. The Taiwanese economy's long-term challenges include a rapidly aging population, low birth rate, and the lingering effects of Taiwan's diplomatic isolation.
India. The value of a fund's investments in Indian securities may be affected by, among other things, political developments, rapid changes in government regulation, state intervention in private enterprise, nationalization or expropriation of foreign assets, legal uncertainty, high rates of inflation or interest rates, currency volatility, potential new, disruptive COVID-19 variants, uncertain global economic conditions, possible additional increases in commodity prices, and civil unrest. Moreover, the Indian economy remains vulnerable to natural disasters, such as droughts and monsoons. Natural disasters may become more frequent and severe as a result of global climate change. Given the particular vulnerability of India to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on a fund's investments in the country. In addition, any escalation of tensions with Pakistan may have a negative impact on India's economy and foreign investments in India. Likewise, political, social and economic disruptions caused by domestic sectarian violence or terrorist attacks may also present risks to a fund's investments in India.
The Indian economy is heavily dependent on exports and services provided to U.S. and European companies and is vulnerable to any weakening in global demand for these products and services. In recent years, rising wages have chipped away at India's competitive advantage in certain service sectors. A large fiscal deficit and persistent inflation have contributed to modest economic growth in India in recent years. Increases in global oil and commodity prices due to the COVID-19 pandemic and the conflict in Ukraine have further contributed to India's rising inflation and a widening of the current account deficit. While the economic growth rate has risen more recently, the Indian economy continues to be susceptible to a slowdown in the manufacturing sector, and it is uncertain whether higher growth rates are sustainable without more fundamental governance reforms.
India's market has less developed clearance and settlement procedures and there have been times when settlements have not kept pace with the volume of securities and have been significantly delayed. The Indian stock exchanges have, in the past, been subject to closure, broker defaults and broker strikes, and there can be no certainty that these will not recur. In addition, significant delays are common in registering transfers of securities and a fund may be unable to sell securities until the registration process is completed and may experience delays in the receipt of dividends and other entitlements. Furthermore, restrictions or controls applicable to foreign investment in the securities of issuers in India may also adversely affect a fund's investments within the country. The availability of financial instruments with exposure to Indian financial markets may be substantially limited by restrictions on foreign investors and subject to regulatory authorizations. Foreign investors are required to observe certain investment restrictions, including limits on shareholdings, which may impede a fund's ability to invest in certain issuers or to fully pursue its investment objective. These restrictions may also have the effect of reducing demand for, or limiting the liquidity of, such investments. There can be no assurance that the Indian government will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign investors in such a way that may adversely affect the ability of a fund to repatriate their income and capital.
Shares of many Indian issuers are held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. Sales of securities by such issuer's major shareholders may also significantly and adversely affect other shareholders. Moreover, a limited number of issuers represent a disproportionately large percentage of market capitalization and trading value in India. As a result, major shareholders' actions may cause significant fluctuations in the prices of securities. Additionally, insider trading may undermine both the market price accuracy of securities and investors' confidence in the market. The illiquidity in the market may make it difficult for a fund to dispose of securities at certain times.
Furthermore, securities laws or other areas of laws may not be fully developed in India and accounting and audit standards may not be as rigorous as those in the U.S. market. Additionally, information about issuers may be less transparent, all of which increases risk to foreign investors and makes it potentially difficult to obtain and enforce court orders. The legal system may also favor domestic investors over foreign investors.
The Indian government has sought to implement numerous reforms to the economy, including efforts to bolster the Indian manufacturing sector and entice foreign direct investment. Such reformation efforts, however, have proven difficult and there is no guarantee that such reforms will be implemented or that they will be fully implemented in a manner that benefits investors.
Indonesia. Over the last decade, Indonesia has applied prudent macroeconomic efforts and policy reforms that have led to modest growth in recent years, however many economic development problems remain, including poverty and unemployment, corruption, inadequate infrastructure, a complex regulatory environment, and unequal resource distribution among regions. Although Indonesia's government has taken steps in recent years to improve the country's infrastructure and investment climate, these problems may limit the country's ability to maintain such economic growth as Indonesia has begun to experience slowing growth rates in recent years. Indonesia is prone to natural disasters such as typhoons, tsunamis, earthquakes and flooding, which may also present risks to a fund's investments in Indonesia. Natural disasters may become more frequent and severe as a result of global climate change. Given the particular vulnerability of Indonesia to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on a fund's investments in the country. In addition, Indonesia continues to be at risk of ethnic, sectarian, and separatist violence.
In recent periods, Indonesia has employed a program of monetary loosening through reductions in interest rates and implemented a number of reforms to encourage investment. Although Indonesia's central bank has continued to utilize monetary policies to promote growth, there can be no guarantee such efforts will be sufficient or that additional stimulus policies will not be necessary in the future. Despite these efforts, Indonesia's relatively weak legal system poses a risk to foreign investors. Indonesia's tax administration can be inefficient, and a persistent informal market exists. Moreover, global inflation and the shortage of certain commodities caused by the COVID-19 pandemic and the conflict in Ukraine may continue to adversely affect Indonesia's economic recovery.
Indonesia's dependence on resource extraction and exports leaves it vulnerable to a slowdown of the economies of its trading partners and a decline in commodity prices more generally. Commodity prices have experienced significant volatility in recent years, which has adversely affected the exports of Indonesia's economy. Indonesia is particularly vulnerable to the effects of a continued slowdown in China, which has been a major source of demand growth for Indonesia's commodity exports. Indonesia is also vulnerable to further weakness in Japan, which remains one of Indonesia's largest single export markets. Indonesia has recently reversed several policies that restricted foreign investment by permitting increased foreign ownership in several sectors and opening up sectors previously closed to foreign investors. Failure to pursue internal reform, peacefully resolve internal conflicts, bolster the confidence of international and domestic investors, and weak global economic growth could limit Indonesia's economic growth in the future.
Thailand. Thailand has well-developed infrastructure and a free-enterprise economy, which is both conducive and enticing to certain foreign investment. Thailand's manageable public and external debt burden as well as the country's acceptable fiscal and monetary policy are also positive factors for foreign investors. While Thailand experienced an increase in exports in recent years, the rate of export growth has since slowed, in part due to domestic political turmoil, weakness in commodity prices, and declines in growth rates in China. Moreover, Thailand has pursued preferential trade agreements with a variety of partners in an effort to boost exports and maintain high growth. Weakening fiscal discipline, separatist violence in the south, the intervention by the military in civilian spheres, and continued political instability, however, may cause additional risks for investments in Thailand. The risk of political instability has proven substantial as the protests, disputed election, government collapse, and coup of 2014 have led to short term declines in GDP, a collapse of tourism, and a decrease in foreign direct investment. Following the coup, the military junta formally controlled the government from 2014 until July 2019.  Parliamentary elections were held in May 2019 in which pro-military parties won a slim majority and the former military junta leader became Prime Minister. International watchdog groups, however, claimed the election was not free and fair. Since the election there have been a number of attempts to unseat the Prime Minister and protests challenging his leadership and the monarchy. An election is due to take place before May 2023. Uncertainty regarding the upcoming election could have a negative impact on economic growth.
In the long term, Thailand's economy faces challenges including an aging population, outdated infrastructure, and an inadequate education system. Thailand's cost of labor has risen rapidly in recent years, threatening its status as a low-cost manufacturing hub. In addition, natural disasters may affect economic growth in the country. Natural disasters may become more frequent and severe as a result of global climate change. Given the particular vulnerability of Thailand to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on a fund's investments in the country. Thailand continues to be vulnerable to weak economic growth of its major trading partners, particularly China and Japan. Additionally, Thailand's economy may be limited by lack of available capital for investment resulting from the European debt crisis and persistent slow growth in the global economy.
Philippines. The economy of the Philippines has benefitted from its relatively low dependence on exports and high domestic rates of consumption, as well as substantial remittances received from large overseas populations. Additionally, the Philippines' solid monetary and fiscal policies, relatively low external debt, and foreign exchange reserves support the country's economic stability. Although the economy of the Philippines has grown quickly in recent years, there can be no assurances that such growth will continue. Like other countries in the Asia Pacific region, the Philippines' growth in recent years has been reliant, in part, on exports to larger economies, notably the United States, Japan and China. Given that China is a large importer and source of global demand, a continued Chinese slowdown may, directly or indirectly, negatively impact Philippine economic growth. Additionally, lower global economic growth may lead to lower remittances from Filipino emigrants abroad, negatively impacting economic growth in the Philippines. Furthermore, certain weaknesses in the economy, such as inadequate infrastructure, high poverty rates, uneven wealth distribution, low fiscal revenues, endemic corruption, inconsistent regulation, unpredictable taxation, unreliable judicial processes, high-risk security environment, high dependency on electronic exports and the tourism sector, and the appropriation of foreign assets may present risks to a fund's investments in the Philippines. In more recent years, poverty rates have declined; however, there is no guarantee that this trend will continue. In addition, investments in the Philippines are subject to risks arising from political or social unrest, including governmental actions that strain relations with the country's major trading partners, threats from military coups, terrorist groups and separatist movements. Likewise, the Philippines is prone to natural disasters such as typhoons, tsunamis, earthquakes and flooding, which may also present risks to a fund's investments in the Philippines. Natural disasters may become more frequent and severe as a result of global climate change. Given the particular vulnerability of the Philippines to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on a fund's investments in the country.
Latin America. Latin American countries have historically suffered from social, political, and economic instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. In recent decades, certain Latin American economies have experienced prolonged, significant economic growth, and many countries have developed sustainable democracies and a more mature and accountable political environment. Additionally, some Latin American countries have a growing middle class and an increasingly diversified economy. In recent periods, however, many Latin American countries have experienced persistent low growth rates and certain countries have fallen into recessions. Specifically, the region has recently suffered from the effects of Argentina's economic crisis. While the region is experiencing an economic recovery, there can be no guarantee that such recovery will continue or that Latin American countries will not face further recessionary pressures. Furthermore, economic recovery efforts continue to be weighed down by the costs of the COVID-19 pandemic. Rising global inflation, supply chain disruptions, the tightening of monetary policies in other countries, and high energy and food prices caused by the COVID-19 pandemic and the conflict in Ukraine pose significant challenges to Latin American countries' economies.
The region's economies represent a spectrum of different levels of political and economic development. In many Latin American countries, domestic economies have been deregulated, privatization of state-owned companies had been undertaken and foreign trade restrictions have been relaxed. There can be no guarantee, however, that such trends in economic liberalization will continue or that the desired outcomes of these developments will be successful. Nonetheless, to the extent that the risks identified above continue or re-emerge in the future, such developments could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region. In addition, recent favorable economic performance in much of the region has led to a concern regarding government overspending in certain Latin American countries. Investors in the region continue to face a number of potential risks. Certain Latin American countries depend heavily on exports to the United States and investments from a small number of countries. Accordingly, these countries may be sensitive to fluctuations in demand, exchange rates and changes in market conditions associated with those countries. The economic growth of most Latin American countries is highly dependent on commodity exports and the economies of certain Latin American countries, particularly Mexico and Venezuela, are highly dependent on oil exports. These economies are particularly susceptible to fluctuations in the price of oil and other commodities and currency fluctuations. The prices of oil and other commodities are in the midst of a period of high volatility driven, in part, by a continued slowdown in growth in China, the effects of the COVID-19 pandemic, and the conflict in Ukraine. If growth in China remains slow, or if global economic conditions worsen, Latin American countries may face significant economic difficulties.
Certain Latin American countries may experience significant and unexpected adjustments to their currencies which may have an adverse effect on foreign investors. Furthermore, some Latin American currencies have recently experienced steady devaluations relative to the U.S. dollar and have had to make significant adjustments in their currencies. Continued adjustments and devaluations of currencies in certain countries may undermine a fund's investment there.
Although certain Latin American countries have recently shown signs of improved economic growth, such improvements, if sustained, may be gradual. In addition, prolonged economic difficulties may have negative effects on the transition to a more stable democracy in some Latin American countries. Political risks remain prevalent throughout the region, including the risk of nationalization of foreign assets. Certain economies in the region may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.
A number of Latin American countries are among the largest debtors of developing countries and have a long history of reliance on foreign debt and default. The majority of the region's economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect local markets. Most recently, Argentina defaulted on its debt after a U.S. court ruled in 2014 that payments to a majority of bondholders (who had settled for lower rates of repayment) could not be made so long as holdout bondholders were not paid the full value of their bonds. The ruling increases the risk of default on all sovereign debt containing similar clauses. Although Argentina settled with its bondholders following the 2014 court ruling, the country defaulted on its debt obligations again in May 2020. While Argentina emerged from its 2020 default after negotiation with its bondholders, analysts and investors are concerned that another default is inevitable given the troubles with Argentina's bond market and soaring inflation.
As a result of their dependence on foreign credit and loans, a number of Latin American economies may be adversely affected by the increases in interest rates by the U.S. Federal Reserve in recent months and by the rising global inflation. While the region has recently had mixed levels of economic growth, recovery from past economic downturns in Latin America has historically been slow, and such growth, if sustained, may be gradual. The ongoing effects of the European debt crisis, the effects of the COVID-19 pandemic, and persistent low growth in the global economy may reduce demand for exports from Latin America and limit the availability of foreign credit for some countries in the region. As a result, a fund's investments in Latin American securities could be harmed if economic recovery in the region is limited.
Russia. Investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the United States and most other developed countries.
Political. Over the past century, Russia has experienced political and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia's government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and to respond to the needs of its citizens. To date, however, many of the country's economic reform initiatives have floundered or been retrenched. In this environment, political and economic policies could shift suddenly in ways detrimental to the interest of foreign and private investors.
In the last several years, as significant income from oil and commodity exports boosted Russia's economic growth, the Russian government began to re-assert its regional geopolitical influence, including most recently its military actions in Ukraine and Syria. The conflict with Ukraine has increased tensions between Russia and its neighbors and the West, resulting in the United States and EU placing sanctions on the Russian financial, energy, and defense sectors, as well as targeting top Russian officials. These sanctions, which include banning Russia from global payments systems that facilitate cross-border payments, combined with a collapse in energy and commodity prices, have slowed the Russian economy, which has continued to experience recessionary trends. Economic sanctions include, among others, prohibiting certain securities trades, prohibiting certain private transactions in the energy sector, certain asset freezes of Russian businesses and officials, and certain freezes of Russian securities. As a result, Russian securities declined significantly in value, and the Russian currency, ruble, has experienced great fluctuations. These sanctions may also result in a downgrade in Russia's credit rating and/or a decline in the value and liquidity of Russian securities, property, or interests. Furthermore, these sanctions may impair the ability of a fund to buy, sell, hold, receive, or deliver the affected securities. Further possible actions by Russia could lead to greater consequences for the Russian economy.
Economic. Many Russian businesses are inefficient and uncompetitive by global standards due to systemic corruption, regulatory favoritism for government-affiliated enterprises, or the legacy of old management teams and techniques left over from the command economy of the Soviet Union. Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. In addition, enforcement of the Russian tax system is prone to inconsistent, arbitrary, retroactive, confiscatory, and/or exorbitant taxation.
Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, there is little solid corporate information available to investors because of less stringent auditing and financial reporting standards that apply to companies operating in Russia. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies.
Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the Investment Company Act of 1940, as amended (1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. These services, however, are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity, and it is possible for a fund to lose its registration through fraud, negligence, or even mere oversight. While a fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability, and it is possible that subsequent illegal amendment or other fraudulent act may deprive a fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, significant delays or problems may occur in registering the transfer of securities, which could cause a fund to incur losses due to either a counterparty's failure to pay for securities the fund has delivered or the fund's inability to complete its contractual obligations. The designation of the National Settlement Depository (NSD) as the exclusive settlement organization for all publicly traded Russian companies and investment funds has enhanced the efficiency and transparency of the Russian securities market. Additionally, agreements between the NSD and foreign central securities depositories and settlement organizations have allowed for simpler and more secure access for foreign investors as well.
The Russian economy is heavily dependent upon the export of a range of commodities including industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Furthermore, the sale and use of certain strategically important commodities, such as gas, may be dictated by political, rather than economic, considerations.
Over the long-term, Russia faces challenges including a shrinking workforce, high levels of corruption, difficulty in accessing capital for smaller, non-energy companies, and poor infrastructure in need of large investments.
The sanctions imposed on Russia by the United States and the European Union, as well as the threat of additional sanctions, could have further adverse consequences for the Russian economy, including continued weakening of the ruble, additional downgrades in the country's credit rating, and a significant decline in the value and liquidity of securities issued by Russian companies or the Russian government. The imposition of broader sanctions targeting specific issuers or sectors could prohibit a fund from investing in any securities issued by companies subject to such sanctions. In addition, these sanctions and/or retaliatory action by Russia could require a fund to freeze its existing investments in Russian companies. This could prohibit a fund from selling or transacting in these investments and potentially impact a fund's liquidity.
Currency. Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. The Russian ruble has recently been subject to significant fluctuations due to the conflict in Ukraine and the sanctions imposed by the West. The Russian Central Bank has spent significant foreign exchange reserves to maintain the value of the ruble. Such reserves, however, are finite and, as exemplified by the recent rise in inflation, the Russian Central Bank may be unable to properly manage competing demands of supporting the ruble, managing inflation, and stimulating a struggling Russian economy. Russia's foreign exchange reserves may be spent to stabilize Russia's currency and/or economy in the future. Therefore, any investment denominated in rubles may be subject to significant devaluation in the future. Although official sovereign debt to GDP figures are low for a developed economy, sovereign default remains a risk. Even absent a sovereign default, foreign investors could face the possibility of further devaluations. There is the risk that the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls could prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital. Such risks have led to heightened scrutiny of Russian liquidity conditions which, in turn, creates a heightened risk of the repatriation of ruble assets by concerned foreign investors. The persistent economic turmoil in Russia caused the Russian ruble to depreciate as unemployment levels increased and global demand for oil exports decreased. In particular, the recent collapse in energy prices has shrunk the value of Russian exports and further weakened both the value of the ruble and the finances of the Russian state. The Russian economy has also suffered following the conflict in Ukraine, due to significant capital flight from the country. The pressure put on the ruble caused by this divestment has been compounded by the sanctions from the United States and EU, leading to further depreciation, a limitation of the ruble's convertibility, and an increase in inflation.
The Middle East and Africa. Investing in Middle Eastern and African securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the United States and most other developed countries. For instance, changes in investment policies or shifts in political climates in the region could result in changes to government regulations such as price controls, export and import controls, income and other taxes, foreign ownership restrictions, foreign exchange and currency controls, and labor and welfare benefit policies. Any unexpected changes to these policies or regulations may result in increased investment, operating or compliance expenses for a fund and may have an adverse effect on a fund's business and financial condition.
Political. Many Middle Eastern and African countries historically have suffered from political instability. Despite the trend towards democratization in recent years, especially in Africa, significant political risks continue to affect some Middle Eastern and African countries. These risks may include substantial government intervention in and control over the private sector, corrupt leaders, civil unrest, suppression of opposition parties that can lead to further dissidence and militancy, fixed elections, terrorism, coups, and war. In recent years, several countries in the Middle East and North Africa have experienced pro-democracy movements that resulted in swift regime changes. In some instances where pro-democracy movements successfully toppled regimes, the stability of successor regimes has proven weak, as evidenced by the political situation in Egypt. In other instances, these changes have devolved into armed conflict involving local factions, regional allies or international forces, and even protracted civil wars, such as in Libya and Syria.
The protracted civil war in Syria has given rise to numerous militias, terrorist groups and, most notably, the proto-state of ISIS. The conflict has disrupted oil production across Syria and Iraq, effectively destroying the economic value of large portions of the region and has caused a massive exodus of refugees into neighboring states, which further threatens government infrastructure of the refuge countries.
Regional instability has not been confined to the Middle East. In Nigeria, Africa's largest economy, continued conflicts between the government and various insurgent groups have caused grave humanitarian and economic consequences. In addition, Africa has experienced a number of regional health crises in recent years, which have demonstrated the vulnerabilities of political institutions and health care systems in the face of crisis. African countries, particularly in Eastern and sub-Saharan Africa, have struggled to access sufficient quantities of COVID-19 vaccines to support their populations.
Continued instability may slow the adoption of economic and political reforms and could damage trade, investment, and economic growth going forward. Further, because many Middle East and African nations have a history of dictatorship, military intervention, and corruption, any successful reforms may prove impermanent. In addition, there is an increasing risk that historical animosities, border disputes, or defense concerns may lead to further armed conflict in the region. Across the Middle East and Africa, such developments could have a negative effect on economic growth and reverse favorable trends toward economic and market reform, privatization, and the removal of trade barriers. Such developments could also result in significant disruptions in securities markets.
Although geographically remote from the conflict in Ukraine, Middle Eastern and African countries are subject to the adverse effect Russia's invasion of Ukraine brought to the global economy. Surging oil and food prices are straining the external and fiscal balances of commodity-importing countries and have increased food security problems in these regions. These economic disruptions may undermine a fund's investment in these countries.
Economic. Middle Eastern and African countries historically have suffered from underdeveloped infrastructure, high unemployment rates, a comparatively unskilled labor force, and inconsistent access to capital, which have contributed to economic instability and stifled economic growth in the region. Furthermore, certain Middle Eastern and African markets may face a higher concentration of market capitalization, greater illiquidity and greater price volatility compared to those found in more developed markets of Western Europe or the United States. Additionally, certain countries in the region have a history of nationalizing or expropriating foreign assets, which could cause a fund to lose the value of its investments in those countries or could negatively affect foreign investor confidence in the region. Despite a growing trend towards economic diversification, many Middle Eastern and African economies remain heavily dependent upon a limited range of commodities. These include gold, silver, copper, cocoa, diamonds, natural gas and petroleum. These economies are greatly affected by international commodity prices and are particularly vulnerable to any weakening in global demand for these products. As a result, many countries have been forced to scale down their infrastructure investment and the size of their public welfare systems, which could have long-term economic, social, and political implications.
South Africa, Africa's second largest economy, is the largest destination for foreign direct investment on the continent. The country has a two-tiered, developing economy with one tier similar to that of a developed country and the second tier having only the most basic infrastructure. Although South Africa has experienced modest economic growth in recent years, such growth has been sluggish, hampered by endemic corruption, ethnic and civil conflicts, labor unrest, the effects of the HIV health crisis, and political instability. In addition, reduced demand for South African exports due to the lasting effects of the European debt crisis and persistent low growth in the global economy may limit any such recovery. These problems have been compounded by worries over South African sovereign debt prompted by an increasing deficit and rising level of sovereign debt. These conditions led to tremendous downgrades in South Africa's credit ratings in recent years. Although the ratings are slowly recovering, such downgrades in South African sovereign debt and the likelihood of an issuer default could have serious consequences for investments in South Africa.
The securities markets in these countries are generally less developed. Financial information about the issuers is not always publicly available, and these issuers are not subjected to uniform accounting, auditing, and financial reporting rules. Market volatility, lower trading volume, illiquidity, and rising global inflation all create risks for a fund investing in these countries. These shortcomings may undermine a fund's investment in these countries.
Currency. Certain Middle Eastern and African countries have currencies pegged to the U.S. dollar or euro rather than free-floating exchange rates determined by market forces. Although intended to stabilize the currencies, these pegs, if abandoned, may cause sudden and significant currency adjustments, which may adversely impact investment returns. There is no significant foreign exchange market for certain currencies, and it would be difficult for a fund to engage in foreign currency transactions designed to protect the value of a fund's interests in securities denominated in such currencies.
PORTFOLIO TRANSACTIONS
To the extent that Strategic Advisers grants investment management authority over an allocated portion of the fund's assets to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section.
Orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Strategic Advisers (either directly or through its affiliates) or a sub-adviser, pursuant to authority contained in the management contract and the respective sub-advisory agreement.
Strategic Advisers or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.
The fund will not incur any commissions or sales charges when it invests in affiliated mutual funds, but it may incur such costs when it invests in non-affiliated funds and when it invests directly in other types of securities, including ETFs.
Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.
Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.
The Trustees of the  fund periodically review Strategic Advisers' and its affiliates' and each sub-adviser's performance of their respective responsibilities in connection with the placement of portfolio securities transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.
Strategic Advisers.
The Selection of Securities Brokers and Dealers
Strategic Advisers or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) to place or execute the fund's portfolio securities transactions. In selecting brokers, including affiliates of Strategic Advisers, to execute the fund's portfolio securities transactions, Strategic Advisers or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to Strategic Advisers' or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, Strategic Advisers or its affiliates may choose to execute an order using ECNs including broker-sponsored algorithmics, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors include, but are not limited to, the following: price; costs; the size, nature and type of order; the speed of executions; financial condition and reputation of the broker; broker specific considerations (e.g., not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; and the potential for information leakage; the nature or existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.
The trading desks through which Strategic Advisers or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities.
In seeking best execution for portfolio securities transactions, Strategic Advisers or its affiliates may from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. Strategic Advisers or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. Occasionally, Strategic Advisers or its affiliates execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of Strategic Advisers or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. Strategic Advisers or its affiliates execute futures transactions electronically.
The Acquisition of Brokerage and Research Products and Services
Strategic Advisers does not maintain a soft dollar program. Some sub-advisers to the fund use soft dollar or other commission-sharing arrangements in connection with transactions effected for the fund. In those cases, sub-advisers could, pursuant to their policies and procedures, allocate brokerage transactions of the fund to brokers in exchange for research-related or brokerage-related goods or services, provided that such arrangements meet the requirements of Section 28(e) of the Securities Exchange Act of 1934. Strategic Advisers does not obtain products, research, or services in connection with directing brokerage business to any broker or dealer.
Commission Recapture
Strategic Advisers  does not consider, in selecting or recommending brokers, whether Strategic Advisers or a related person to Strategic Advisers receives client referrals from a broker or third party. Strategic Advisers and its affiliates are authorized to allocate brokerage transactions to brokers who are not affiliates of Strategic Advisers who have entered into arrangements with Strategic Advisers or its affiliates under which the broker, using predetermined methodology, rebates a portion of the compensation paid by the fund to offset that fund's expenses, which is paid to Strategic Advisers or its affiliates. Not all brokers with whom the fund trades have agreed to participate in brokerage commission recapture. Strategic Advisers expects that brokers from whom Strategic Advisers or its affiliates purchase research products and services with their own resources (referred to as "hard dollars") are unlikely to participate in commission recapture.
Affiliated Transactions
In certain cases, Strategic Advisers and its delegates are authorized to place portfolio transactions with affiliated registered brokers or transfer agents. In particular, Strategic Advisers can place trades with NFS, through its Fidelity Capital Markets (FCM) division, and Luminex Trading & Analytics LLC (Luminex). Strategic Advisers will arrange for the execution of transactions through those brokers or dealers if Strategic Advisers reasonably believes that the quality of the execution of the transaction is comparable to what could be obtained through other qualified brokers or dealers. In determining the ability of a broker or dealer to obtain best execution, Strategic Advisers will consider a number of factors, including the broker's or dealer's execution capabilities, reputation, and access to the markets for the securities being traded. Sub-advisers of the fund are authorized to place portfolio transactions with Strategic Advisers' affiliated brokers in accordance with regulatory guidelines. For certain funds trades are facilitated through FMR's trading desk and then allocated to affiliated or unaffiliated executing brokers. In addition, from time to time, Strategic Advisers or its affiliates may place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent and/or use Level ATS, an alternative trading system that is deemed to be affiliated with the Adviser, for execution services.
The Trustees of the fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.
Non-U.S. Transactions
To facilitate trade settlement and related activities in non-United States securities transactions, Strategic Advisers or its affiliates may effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions may be effected on behalf of funds by parties other than Strategic Advisers or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.
Trade Allocation
Although the Trustees and officers of the fund are substantially the same as those of certain other funds managed by Strategic Advisers or its affiliates, investment decisions for the fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by Strategic Advisers or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.
When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by Strategic Advisers to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.
Fidelity Diversifying Solutions LLC (FDS).
The Selection of Securities Brokers and Dealers
FDS or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) to place or execute the fund's portfolio securities transactions. In selecting brokers, including affiliates of FDS, to execute the fund's portfolio securities transactions, FDS or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to FDS' or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, FDS or its affiliates may choose to execute an order using ECNs, including broker-sponsored algorithms, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors include, but are not limited to, the following: price; costs; the size, nature and type of the order; the speed of execution; financial condition and reputation of the broker; broker specific considerations (e.g., not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; confidentiality and the potential for information leakage; the nature or existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.
In seeking best execution for portfolio securities transactions, FDS or its affiliates may from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. FDS or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. Occasionally FDS or its affiliates execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of FDS or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. FDS or its affiliates execute futures transactions verbally and electronically.
The Acquisition of Brokerage and Research Products and Services
Brokers (who are not affiliates of FDS) that execute transactions for a fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to FDS or its affiliates.
Research Products and Services.  These products and services may include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in video and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. FDS or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement FDS' or its affiliates' own research activities in providing investment advice to the fund.
Execution Services.  In addition, when permissible under applicable law, brokerage and research products and services include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).
Mixed-Use Products and Services.  Although FDS or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they, at times, will use commission dollars to obtain certain products or services that are not used exclusively in FDS' or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, FDS or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").
Benefit to FDS.  FDS' or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. Therefore, an economic incentive exists for FDS and/or its affiliates to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on FDS' or its affiliates' funds interest in receiving most favorable execution. FDS and its affiliates manage the receipt of brokerage and research products and services and the potential for conflicts through its Commission Uses Program. The Commission Uses Program effectively "unbundles" commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. Those brokers have client commission arrangements (each a CCA) in place with FDS and its affiliates (each of those brokers referred to as CCA brokers). In selecting brokers for executing transactions on behalf of the fund, the trading desks through which FDS or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the CCA broker provides. Commissions paid to a CCA broker include both an execution commission and a research charge, and while the CCA broker receives the entire commission, it retains the execution commission and either credits or transmits the research portion (also known as "soft dollars,") to a CCA pool maintained by each CCA broker. Soft dollar credits (credits) accumulated in CCA pools are used to pay research expenses. In some cases, FDS or its affiliates may request that a broker that is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid with credits from the CCA pool. The administration of brokerage and research products and services is managed separately from the trading desks, and traders have no responsibility for administering the research program, including the payment for research. FDS and/or its affiliates, at times, use a third-party aggregator to facilitate payments to research providers. Where an aggregator is involved, the aggregator would maintain credits in an account that is segregated from the aggregator's proprietary assets and the assets of its other clients and uses those credits to pay research providers as instructed by FDS or its affiliates. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that FDS or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to FDS or its affiliates or have no explicit cost associated with them. In addition, FDS or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker's overall services.
FDS' Decision-Making Process.  In connection with the allocation of fund brokerage, FDS and/or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to FDS and/or its affiliates, viewed in terms of the particular transaction for the fund or FDS' or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which FDS or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with the fund's brokerage does not benefit all funds and certain funds will receive the benefit of the brokerage and research product or services obtained with other funds' commissions. As required under applicable laws or fund policy, commissions generated by certain funds may only be used to obtain certain brokerage and research products and services. As a result, certain funds will pay more proportionately for certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each fund continues to be allocated equitably. While FDS and its affiliates take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither FDS, its affiliates, nor the fund incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, for funds managed by FDS or its affiliates outside of the European Union or the United Kingdom, these brokerage and research products and services assist FDS or its affiliates in terms of their overall investment responsibilities to the fund or any other investment companies and investment accounts for which FDS or its affiliates may have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that also benefit other funds or accounts managed by FDS or its affiliates, and not every fund or investment account uses the brokerage and research products and services that may have been acquired through that fund's commissions.
Research Contracts.  FDS and/or its affiliates have arrangements with certain third-party research providers and brokers through whom FDS and/or its affiliates effect fund trades, whereby FDS and/or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, FDS and/or its affiliates, at times, will cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to FDS and/or its affiliates, or that may be available from another broker. FDS' and/or its affiliates' determination to pay for research products and services separately is wholly voluntary on FDS' or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.
Funds Managed within the European Union.  FDS and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as "MiFID II", as implemented in the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the FCA), where applicable.
Funds, or portions thereof, that are managed within the United Kingdom by FMR Investment Management (UK) Limited (FMR UK) use research payment accounts (RPAs) to cover costs associated with equity and high income external research that is consumed by those funds or investment accounts in accordance with MiFID II and FCA regulations. With RPAs, funds pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission 1 . For funds that use an RPA, FMR UK establishes a research budget. The budget is set by first grouping funds or investment accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union or the United Kingdom. In this regard, research budgets are set by research needs and are not otherwise linked to the volume or value of transactions executed on behalf of the fund or investment account. For funds where portions are managed both within and outside of the United Kingdom, external research may be paid using both a CCA and an RPA. Determinations of what is eligible research and how costs are allocated are made in accordance with FDS' and its affiliates' policies and procedures. Costs for research consumed by funds that use an RPA will be allocated among the funds or investment accounts within defined strategies pro rata based on the assets under management for each fund or investment account. While the research charge paid on behalf of any one fund that uses an RPA varies over time, the overall research charge determined at the fund level on an annual basis will not be exceeded.
FMR UK is responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets will be maintained in accounts at a third-party depository institution, held in the name of FMR UK. FMR UK provides on request, a summary of: (i) the providers paid from the RPA; (ii) the total amount they were paid over a defined period; (iii) the benefits and services received by FMR UK; and (iv) how the total amount spent from the RPA compares to the research budget set for that period, noting any rebate or carryover if residual funds remain in the RPA.
Impacted funds, like those funds that participate in CCA pools, at times, will make payments to a broker that include both an execution commission and a research charge, but unlike CCAs (for which research charges may be retained by the CCA broker and credited to the CCA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA are used to satisfy external research costs consumed by the funds.
If the costs of paying for external research exceed the amount initially agreed in relation to funds in a given strategy, FDS or its affiliates may continue to charge those funds or investment accounts beyond the initially agreed amount in accordance with MiFID II, continue to acquire external research for the funds or investment accounts using its own resources, or cease to purchase external research for those funds or investment accounts until the next annual research budget. If assets for specific funds remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year's research charges for those funds or rebated to those funds.
Funds managed by FMR UK that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FMR UK and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMR UK portfolio managers that manage fixed income funds or investment accounts in any manner inconsistent with MiFID II and FCA regulations.
1 The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would be permissible under Section 28(e) of the Securities Exchange Act of 1934 by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage products and services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered "commissions" for Section 28(e) purposes.
Commission Recapture
From time to time, FDS or its affiliates engages in brokerage transactions with brokers (who are not affiliates of FDS) who have entered into arrangements with FDS or its affiliates under which the broker will, at times, rebate a portion of the compensation paid by a fund (commission recapture). Not all brokers with whom the fund trades have been asked to participate in brokerage commission recapture.
Affiliated Transactions
FDS or its affiliates place trades with certain brokers, including NFS, through its FCM division, and Luminex, with whom they are under common control or otherwise affiliated, provided FDS or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the fund and subject to other applicable law. In addition, from time to time, FDS or its affiliates place trades with brokers that use NFS or FCC as a clearing agent and/or use Level ATS, an alternative trading system that is deemed to be affiliated with FDS, for execution services.
In certain circumstances, trades are executed through alternative trading systems or national securities exchanges in which FDS or its affiliates have an interest. Any decision to execute a trade through an alternative trading system or exchange in which FDS or its affiliates have an interest would be made in accordance with applicable law, including best execution obligations. For trades placed on such a system or exchange, not limited to ones in which FDS or its affiliates have an ownership interest, FDS or its affiliates derive benefit in the form of increased valuation(s) of its equity interest, where it has an ownership interest, or other remuneration, including rebates.
The Trustees of the fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of FDS or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.
Non-U.S. Securities Transactions
To facilitate trade settlement and related activities in non-U.S. securities transactions, FDS or its affiliates effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions are effected on behalf of funds by parties other than FDS or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.
Trade Allocation
Although the Trustees and officers of the fund are substantially the same as those of certain other Fidelity® funds, investment decisions for the fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.
When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by FDS to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.
Pacific Investment Management Company LLC (PIMCO).
Investment Decisions and Portfolio Transactions
Investment decisions for the portion of the Fund allocated to PIMCO and for the other investment advisory clients of PIMCO are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investments by the Fund also may be appropriate for other clients served by PIMCO. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time, including accounts in which PIMCO, its officers or employees may have a financial interest. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by PIMCO is considered at or about the same time, transactions in such securities will be allocated among the Fund and other clients pursuant to PIMCO's trade allocation policy that is designed to ensure that all accounts, including the Fund, are treated fairly, equitably, and in a non-preferential manner, such that allocations are not based upon fee structure or portfolio manager preference.
PIMCO may acquire on behalf of its clients (including the Fund) securities or other financial instruments providing exposure to different aspects of the capital and debt structure of an issuer, including without limitation those that relate to senior and junior/subordinate obligations of such issuer. In certain circumstances, the interests of those clients exposed to one portion of the issuer's capital and debt structure may diverge from those clients exposed to a different portion of the issuer's capital and debt structure. PIMCO may advise some clients or take actions for them in their best interests with respect to their exposures to an issuer's capital and debt structure that may diverge from the interests of other clients with different exposures to the same issuer's capital and debt structure.
PIMCO may aggregate orders for the Fund with simultaneous transactions entered into on behalf of other clients of PIMCO when, in PIMCO's reasonable judgment, aggregation may result in an overall economic benefit to the Fund and other clients in terms of pricing, brokerage commissions or other expenses. When feasible, PIMCO allocates trades prior to execution. When pre-execution allocation is not feasible, PIMCO promptly allocates trades following established and objective procedures. Allocations generally are made at or about the time of execution and before the end of the trading day. As a result, one account may receive a price for a particular transaction that is different from the price received by another account for a similar transaction on the same day. In general, trades are allocated among portfolio managers on a pro rata basis (to the extent a portfolio manager decides to participate fully in the trade), for further allocation by each portfolio manager among that manager's eligible accounts. In allocating trades among accounts, portfolio managers generally consider a number of factors, including, but not limited to, each account's deviation (in terms of risk exposure and/or performance characteristics) from a relevant model portfolio, each account's investment objectives, restrictions and guidelines, its risk exposure, its available cash, and its existing holdings of similar securities. Once trades are allocated, they may be reallocated only in unusual circumstances due to recognition of specific account restrictions.
In some cases, PIMCO may sell a security on behalf of a client, including the Fund, to a broker-dealer that thereafter may be purchased for the accounts of one or more of PIMCO's other clients, including the Fund, from that or another broker-dealer. PIMCO has adopted procedures it believes are reasonably designed to obtain the best execution for the transactions by each account.
Brokerage and Research Services
PIMCO places all orders for the purchase and sale of portfolio securities, options and futures contracts for the Fund and buys and sells such securities, options and futures for the Fund through a substantial number of brokers and dealers. In so doing, PIMCO uses its best efforts to obtain for the Fund the best execution available. In seeking best execution, PIMCO, having in mind the Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Changes in the aggregate amount of brokerage commissions paid by the Fund from year-to-year may be attributable to changes in the asset size of the Fund, the volume of portfolio transactions effected by the Fund, the types of instruments in which the Fund invests, or the rates negotiated by PIMCO on behalf of the Fund. Although PIMCO may use broker-dealers that sell Fund shares to effect the Fund's portfolio transactions, PIMCO will not consider the sale of Fund shares as a factor when choosing financial firms to effect transactions for the Fund.
PIMCO places orders for the purchase and sale of portfolio investments for the Fund's accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Fund, PIMCO will seek the best execution of the Fund's orders. In doing so, the Fund may pay higher commission rates than the lowest available when PIMCO believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the PIMCO may use broker-dealers that sell Fund shares to effect the Fund's portfolio transactions, PIMCO will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute transactions for the Fund.
There is generally no stated commission in the case of fixed income securities, which are often traded in the OTC markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. Transactions in fixed income securities on certain foreign exchanges may involve commission payments.
It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, PIMCO may receive research services from many broker-dealers with which PIMCO places the Fund's portfolio transactions. PIMCO also may receive research or research related credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for the Fund. These services, which in some cases also may be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Such information may be provided in the form of meetings with analysts, telephone contacts and written materials. Some of these services are of value to PIMCO in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund would not be reduced in the event that PIMCO and its affiliates received such services. Although PIMCO considers the research products and services it receives from broker-dealers to be supplemental to its own internal research, PIMCO would likely incur additional costs if it had to generate these research products and services through its own efforts or if it paid for these products or services itself.
As permitted by Section 28(e) of the 1934 Act, PIMCO may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to PIMCO an amount of disclosed commission or spread (sometimes called "soft-dollars") for effecting a securities transaction for the Fund in excess of the commission or spread which another broker-dealer would have charged for effecting that transaction.
As noted above, PIMCO may purchase new issues of securities for the Fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide PIMCO with research in addition to selling the securities (at the fixed public offering price) to the Fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Fund, other PIMCO clients, and PIMCO without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.
PIMCO may place orders for the purchase and sale of portfolio securities with a broker-dealer that is affiliated to PIMCO where, in PIMCO's judgment, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.
Pursuant to applicable sections under the 1940 Act, a broker-dealer that is an affiliate of PIMCO may receive and retain compensation for effecting portfolio transactions for the Fund if the commissions paid to such an affiliated broker-dealer by the Fund do not exceed one per centum of the purchase or sale price of such securities.
SEC rules require that commissions paid to an affiliated broker-dealer, or PIMCO by the Fund on exchange transactions not exceed "usual and customary brokerage commissions." The rules define "usual and customary" commissions to include amounts that are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."
Commissions Paid
A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.
The following table shows the fund's portfolio turnover rate for the fiscal period(s) ended May 31, 2023. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in Strategic Advisers' investment outlook.
Turnover Rates	2023 (A)
Strategic Advisers® Alternatives Fund	64% (B)

(A)Fund commenced operations on July 12, 2022.
(B)Annualized.

During the fiscal year ended May 31, 2023, the following fund(s) held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by the fund as of the fiscal year ended May 31, 2023.
Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
Strategic Advisers® Alternatives Fund	Morgan Stanley	$1,040,455
	Bank of America Corp.	$299,080

The following table shows the total amount of brokerage commissions paid by the following fund(s), comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal year(s) ended May 31, 2023. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.
Fund	Fiscal Year Ended	Dollar Amount	Percentage of Average Net Assets
Strategic Advisers® Alternatives Fund	2023 (A)	$85,142	0.00%

(A) Fund commenced operations on July 12, 2022.
During the fiscal year ended May 31, 2023, Strategic Advisers® Alternatives Fund paid no brokerage commissions to firms for providing research or brokerage services.
VALUATION
The NAV is the value of a single share. NAV is computed by adding the value of a fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.
The Board of Trustees has designated the fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. The Committee may rely on information and recommendations provided by affiliates of Strategic Advisers in fulfilling its responsibilities, including the fair valuation of securities.
Shares of underlying funds (other than ETFs) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. The Board of Trustees of each underlying Fidelity ® fund has designated the underlying fund's investment adviser as the valuation designee responsible for that fund's fair valuation function and performing fair value determinations as needed. References below to the Committee refer to the Fair Value Committee of the fund's adviser or an underlying Fidelity ® fund's adviser, as applicable.
Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying Fidelity ® non-money market fund, are valued as follows:
Most equity securities (including securities issued by ETFs) are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.
Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.
Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.
Prices described above are obtained from pricing services that have been approved by the Committee. A number of pricing services are available and a fund may use more than one of these services. A fund may also discontinue the use of any pricing service at any time. Strategic Advisers through the Committee engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.
Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.
Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including, but not limited to, price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading. The frequency that portfolio securities or assets are fair valued cannot be predicted and may be significant.
Portfolio securities and assets held by an underlying Fidelity ® money market fund are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price a money market fund would receive if it sold the instrument.
At such intervals as they deem appropriate, the Trustees of an underlying Fidelity ® money market fund consider the extent to which NAV calculated using market valuations would deviate from the $1.00 per share calculated using amortized cost valuation. If the Trustees believe that a deviation from a money market fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.
In determining the fair value of a private placement security for which market quotations are not available, the Committee generally applies one or more valuation methods including the market approach, income approach and cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.
The fund's adviser reports to the Board information regarding the fair valuation process and related material matters.

BUYING AND SELLING INFORMATION
Shares of the fund are offered only to certain clients of Strategic Advisers or its affiliates that have granted Strategic Advisers discretionary investment authority. If you are not currently a client in a discretionary investment program offered by Strategic Advisers or its affiliates, please call 1-800-544-3455 for more information.
Investors participating in a discretionary investment program are charged an annual advisory fee based on a percentage of the average market value of assets in their account. The stated fee is then reduced by a credit reflecting the amount of fees, if any, received by Strategic Advisers LLC or its affiliates from mutual funds for investment management or certain other services.
The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if Strategic Advisers determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the NAV of a fund or class, as applicable. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.
The fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. The fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES
Dividends. A portion of the fund's income may qualify for the dividends-received deduction available to corporate shareholders. A portion of the fund's dividends, when distributed to individual shareholders, may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met). Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).
Capital Gain Distributions. Unless your shares of the fund are held in a tax-advantaged retirement plan, the fund's long-term capital gain distributions, including amounts attributable to an underlying fund's long-term capital gain distributions, are federally taxable to shareholders generally as capital gains.
The following table shows the fund's aggregate capital loss carryforward as of May 31, 2023, which is available to offset future capital gains. A fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.
Fund	Capital Loss Carryforward (CLC)
Strategic Advisers® Alternatives Fund	$26,298,529
Returns of Capital. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold in taxable accounts.
Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by the fund with respect to foreign securities held directly by the fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by the fund. As a general matter, if, at the close of its fiscal year, more than 50% of the fund's total assets is invested in securities of foreign issuers, the fund may elect to pass through eligible foreign taxes paid and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements with respect to fund shares, a credit on their individual tax returns. In addition, if at the close of each quarter of its fiscal year at least 50% of the fund's total assets is represented by interests in other regulated investment companies, the same rules will apply to any eligible foreign taxes paid by the fund directly or any foreign tax credits that underlying funds pass through to the fund. Special rules may apply to the credit for individuals who receive dividends qualifying for the long-term capital gains tax rate.
Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.
Investment in the Subsidiaries.   The fund intends to invest a portion of its assets in the Subsidiaries. The Subsidiaries, each a foreign corporation, are wholly-owned by the fund, and the fund will be considered a "U.S. Shareholder" for purposes of the controlled foreign corporation (CFC) provisions of the Internal Revenue Code. As such, the fund will be required to include in gross income for U.S. federal income tax purposes all of the Subsidiaries' "subpart F income," including net gains from transactions in commodities. Subpart F income generally will be treated as ordinary income, regardless of the character of the Subsidiaries' underlying income. In addition, any losses incurred by the Subsidiaries can only offset income earned by the Subsidiaries in the same year. Net losses earned by the Subsidiaries will not be able to offset income earned by the fund and cannot be carried back or forward by the Subsidiaries to offset income from prior or future years.
Fund of Funds. Because the fund is expected to invest in underlying funds in a fund of funds structure, the fund's realized losses on sales of shares of an underlying fund may be indefinitely or permanently deferred as "wash sales." Distributions of short-term capital gains by an underlying fund will be recognized as ordinary income by the upper-tier fund and would not be offset by the upper-tier fund's capital loss carryforwards, if any. Capital loss carryforwards of an underlying fund, if any, would not offset net capital gains of the upper-tier fund or of any other underlying fund.
Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity ® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 14 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Kathleen Murphy is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity®; funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.
The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund  are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Charles S. Morrison (1960)
Year of Election or Appointment: 2020
Trustee
Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.
Kathleen Murphy (1963)
Year of Election or Appointment: 2022
Trustee
Chair of the Board of Trustees
Ms. Murphy also serves as Trustee of other funds. Ms. Murphy serves as a Senior Adviser to the Chief Executive Officer of Fidelity Investments (2022-present), member of the Board of Directors of Snyk Technologies (cybersecurity technology, 2022-present), member of the Advisory Board of FliptRX (pharmacy benefits manager, 2022-present), member of the Board of Directors of Fidelity Investments Life Insurance Company (2009-present)), and member of the Board of Directors of Empire Fidelity Investments Life Insurance Company (2009-present). Previously, Ms. Murphy served as President of Personal Investing at Fidelity Investments (2009-2021), Chief Executive Officer of ING U.S. Wealth Management (2003-2008), and Deputy General Counsel, General Counsel and Chief Compliance Officer (1997-2003) of Aetna. Ms. Murphy also serves as Vice Chairman of the Board of Directors of the National Football Foundation (2013-present).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006
Trustee
Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is an independent Director of BLPF GP LLC (general partner of a private fund, 2006-present) and BlackRock US Core Property Fund, Inc. (real estate investment trust, 2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then, Aldrich, Eastman and Waltch, L.P.). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research and the Board of Trustees of the Museum of Fine Arts Boston.
Mary C. Farrell (1949)
Year of Election or Appointment: 2013
Trustee
Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and Director (2006-present) and Chair (2021-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005) and President (2009-2021) of the Howard Gilman Foundation (charitable organization). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.
Karen Kaplan (1960)
Year of Election or Appointment: 2006
Trustee
Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chair (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Executive Committee and past Chair of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women's Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2017-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), Secretary of the Ad Council, Inc. (2022-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of The Michaels Companies, Inc. (specialty retailer, 2015-2021), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women's accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).
Christine Marcks (1955)
Year of Election or Appointment: 2020
Trustee
Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President - Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity ® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption University (2019-present).
Heidi L. Steiger (1953)
Year of Election or Appointment: 2017
Trustee
Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and Chair of the Board of Directors and Chair of the Compensation Committee of Live Current Media, Inc. (2022-present). Previously, Ms. Steiger served as a member of the Board of Directors (2013-2021) and member of the Membership and Executive Committee (2017-2021) of Business Executives for National Security (nonprofit), a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009
Member of the Advisory Board
Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum's Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Assistant Secretary
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
James D. Gryglewicz (1972)
Year of Election or Appointment: 2015
Chief Compliance Officer
Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Christina H. Lee (1975)
Year of Election or Appointment: 2020
Secretary and Chief Legal Officer
Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).
Chris Maher (1972)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2020
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Standing Committees of the Trustees. The Board of Trustees has established two committees to supplement the work of the Board as a whole. The members of each committee are Independent Trustees.
The Audit and Compliance Committee is composed of all of the Independent Trustees, with Ms. Steiger currently serving as Chair. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. The committee determines whether at least one member of the committee is an "audit committee financial expert" as defined in rules promulgated by the SEC under the Sarbanes-Oxley Act of 2002. The committee normally meets in conjunction with in person meetings of the Board of Trustees, or more frequently as called by the Chair or a majority of committee members. The committee meets separately periodically with the fund's Treasurer, the fund's Chief Financial Officer, the fund's CCO, personnel responsible for the internal audit function of FMR LLC, and the fund's outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the fund for the purpose of preparing or issuing an audit report or related work. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the fund and the fund's service providers, (ii) the financial reporting processes of the fund , (iii) the independence, objectivity and qualification of the auditors to the fund, (iv) the annual audits of the fund's financial statements, and (v) the accounting policies and disclosures of the fund. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations (auditor independence regulations) of the SEC. It is responsible for approving all audit engagement fees and terms for the fund and for resolving disagreements between the fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the fund report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the fund and any service providers consistent with Public Company Accounting Oversight Board (PCAOB) Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence. The committee will discuss with the outside auditors any such disclosed relationships and their impact on the auditor's independence and objectivity. The committee will receive reports of compliance with provisions of the auditor independence regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the fund's service providers' internal controls and reviews with management, internal audit personnel of FMR LLC, and outside auditors the adequacy and effectiveness of the fund's and service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the fund's ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the fund's or service provider's internal controls over financial reporting. The committee will review with counsel any legal matters that may have a material impact on the fund's financial statements and any material reports or inquiries received from regulators or governmental agencies. The committee reviews at least annually a report from the outside auditor describing (i) any material issues raised by the most recent internal quality control review, peer review, or PCAOB examination of the auditing firm and (ii) any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm since the most recent report and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the fund's financial reporting process from the fund's Treasurer and outside auditors and will receive reports from any outside auditor relating to (i) critical accounting policies and practices used by the fund, (ii) alternative accounting treatments that the auditor has discussed with Strategic Advisers, and (iii) other material written communications between the auditor and Strategic Advisers (as determined by the auditor). The committee will discuss with Strategic Advisers, the fund's Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the fund. The committee will review with Strategic Advisers, the fund's Treasurer, outside auditors, and internal audit personnel of FMR LLC (to the extent relevant) the results of audits of the fund's financial statements. The committee will discuss regularly and oversee the review of the fund's major internal controls exposures, the steps that have been taken to monitor and control such exposures, and any risk management programs relating to the fund. The committee also oversees the administration and operation of the compliance policies and procedures of the fund and fund's service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee of the Board of Trustees or reserved to the Board itself. The committee has responsibility for recommending to the Board the designation of a CCO of the fund. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO and, if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports on significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the fund's compliance policies as required by Rule 38a-1 and quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws.
The Governance and Nominating Committee is composed of all of the Independent Trustees, with Ms. Farrell currently serving as Chair. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the Statement of Policy Relating to Personal Investing by the Independent Trustees and Independent Advisory Board Members. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the fund's or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the fund's expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the fund, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation.
During the fiscal year ended May 31, 2023, each committee held the number of meetings shown in the table below:
COMMITTEE	NUMBER OF MEETINGS HELD
Audit and Compliance Committee	5
Governance and Nominating Committee	4

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2022.
Interested Trustees
DOLLAR RANGE OF FUND SHARES	Charles S Morrison	Kathleen Murphy
Strategic Advisers® Alternatives Fund	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000

Independent Trustees
DOLLAR RANGE OF FUND SHARES	Peter C Aldrich	Mary C Farrell	Karen Kaplan	Christine Marcks
Strategic Advisers® Alternatives Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	none	over $100,000	none

DOLLAR RANGE OF FUND SHARES	Heidi L Steiger
Strategic Advisers® Alternatives Fund	$1-$10,000
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended May 31, 2023, or calendar year ended December 31, 2022, as applicable.
Compensation Table (A)
AGGREGATE COMPENSATION FROM A FUND	Peter C Aldrich	Mary C Farrell	Karen Kaplan	Christine Marcks
Strategic Advisers® Alternatives Fund (B)	$1,631	$1,880	$1,631	$1,631
TOTAL COMPENSATION FROM THE FUND COMPLEX (C)	$297,500	$342,500	$297,500	$297,500

AGGREGATE COMPENSATION FROM A FUND	Heidi L Steiger
Strategic Advisers® Alternatives Fund (B)	$1,885
TOTAL COMPENSATION FROM THE FUND COMPLEX (C)	$347,500

(A) Charles S. Morrison, Kathleen Murphy, and Howard E. Cox, Jr. are interested persons and are compensated by Strategic Advisers or an affiliate (including FMR).

(B) Estimated for the fund's first full fiscal year.

(C) Reflects compensation received for the calendar year ended December 31, 2022, for 14 funds of one trust. Compensation figures include cash and may include amounts elected to be deferred.

As of May 31, 2023, the Trustees, Members of the Advisory Board (if any), and officers of the fund owned, in the aggregate, less than 1% of each class's total outstanding shares, with respect to the fund.

CONTROL OF INVESTMENT ADVISERS
FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of Strategic Advisers, FDS, FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.
At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.
FDS is a registered investment adviser. FMR LLC is the ultimate parent company of FDS. Information regarding the ownership of FMR LLC is disclosed above.
PIMCO is a registered investment adviser. PIMCO is a majority owned subsidiary of Allianz Asset Management of America L.P. ("Allianz Asset Management") with minority interests held by Allianz Asset Management of America LLC, by Allianz Asset Management U.S. Holding II LLC, each a Delaware limited liability company, and by certain current and former officers of PIMCO. Allianz Asset Management was organized as a limited partnership under Delaware law in 1987. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. Allianz SE is a European based, multinational insurance and financial services holding company and a publicly traded German company. The general partner of Allianz Asset Management has substantially delegated its management and control of Allianz Asset Management to a Management Board. The Management Board of Allianz Asset Management is comprised of Tucker Fitzpatrick.
Strategic Advisers, the sub-adviser(s), the sub-subadviser(s) (if any), (the Investment Advisers), Fidelity Distributors Company LLC (FDC), and the fund have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the fund, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including the Investment Advisers' investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.
MANAGEMENT CONTRACT
The fund has entered into a management contract with Strategic Advisers, pursuant to which Strategic Advisers furnishes investment advisory and other services.
The fund's initial shareholder approved a proposal permitting Strategic Advisers to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements, subject to conditions of an exemptive order that has been granted by the SEC (Exemptive Order). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. Subject to oversight by the Board of Trustees, Strategic Advisers has the ultimate responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.
Strategic Advisers has retained Fidelity Diversifying Solutions LLC and Pacific Investment Management Company LLC to serve as sub-advisers for the fund.
FDS, in turn, has retained FMR UK, FMR H.K., and FMR Japan to serve as sub-subadvisers for the fund.
The sub-advisers do not sponsor the fund.
It is not possible to predict the extent to which the fund's assets will be invested by a particular sub-adviser at any given time and one or more sub-advisers may not be managing any assets for the fund at any given time.
Management and Sub-Advisory Services. Under the terms of its management contract with the fund, Strategic Advisers acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. Strategic Advisers is authorized, in its discretion, to allocate the fund's assets pursuant to its investment strategy. Strategic Advisers or its affiliates provide the fund with all necessary office facilities and personnel for servicing the fund's investments, compensate all officers of the fund and all Trustees who are interested persons of the trust or of Strategic Advisers, and compensate all personnel of the fund or Strategic Advisers performing services relating to research, statistical and investment activities.
In addition, Strategic Advisers or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.
Under its respective sub-advisory agreement, and subject to the supervision of the Board of Trustees, each sub-adviser directs the investment of its allocated portion of the fund's assets in accordance with the fund's investment objective, policies and limitations.
Management-Related Expenses. In addition to the management fee payable to Strategic Advisers, the fund pays all of its expenses that are not assumed by Strategic Advisers or its affiliates. Under the terms of separate agreements between Strategic Advisers and the fund's transfer agent and service agent, Strategic Advisers or an affiliate is responsible for the payment of any fees associated with the transfer agent and service agent agreements. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, fees and expenses associated with the fund's securities lending program, if applicable, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
Management Fee.

For the services of Strategic Advisers under the management contract, the fund pays Strategic Advisers a monthly management fee calculated by adding the annual rate of 0.25% of the fund's average daily net assets throughout the month plus the total fees payable monthly to the fund's sub-advisers, if any, pursuant to the applicable investment sub-advisory agreement(s); provided, however, that the fund's maximum aggregate annual management fee will not exceed 2.00% of the fund's average daily net assets.
In addition, Strategic Advisers has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the average daily net assets of the fund until September 30, 2025. The fee waiver will increase returns.
The following table shows the amount of management fees paid by the fund to Strategic Advisers for the fiscal year(s) ended May 31, 2023. In addition, the table shows the amount of waivers reducing management fees.
Fund(s)	Fiscal Years Ended	Amount of Waivers Reducing Management Fees	Management Fees Paid to Investment Adviser	Management Fees Paid as a % of Average Net Assets of the Fund
Strategic Advisers® Alternatives Fund	2023 (A)	$4,042,784	$848,686	0.05% (B)
(A)Fund commenced operations on July 12, 2022.
(B)Annualized.
Strategic Advisers may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. Strategic Advisers retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements will increase returns and yield, and repayment of the reimbursement will decrease returns and yield.
Sub-Adviser - FDS (FIAM Equity Market Protective Put strategy).  The fund and Strategic Advisers have entered into a sub-advisory agreement with FDS pursuant to which FDS may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays FDS fees based on a designated amount, which is the portion of the fund's assets for which Strategic Advisers has requested that FDS apply the FIAM Equity Market Protective Put strategy ("Designated Amount"). The fees are calculated using the effective rate applicable to the Aggregated Designated Amount for which Strategic Advisers has requested that FDS apply the strategy. Aggregated Designated Amount for the strategy means the aggregate portions of the registered investment companies managed by Strategic Advisers for which Strategic Advisers has requested that FDS apply the strategy.
The following fee rate schedule applies to the mandate below.
FIAM Equity Market Protective Put: 0.30% of the first $50 million of Designated Amount; 0.25% of the next $50 million of Designated Amount; 0.20% of the next $100 million of Designated Amount; 0.175% of the next $300 million of Designated Amount; and 0.15% on any amount in excess of $500 million of Designated Amount.
Sub-Adviser - FDS (FIAM Convertible Arbitrage strategy) . .  The fund and Strategic Advisers have entered into a sub-advisory agreement with FDS pursuant to which FDS may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays FDS fees based on the net assets of the portion of the fund managed by FDS pursuant to a separately negotiated investment mandate (a "Strategy"). The fees are calculated using the effective rate applicable to Aggregated Assets managed by FDS under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by FDS pursuant to that Strategy.
The following fee rate schedule applies to the mandate below.
FIAM Convertible Arbitrage: 1.75% of all assets.
On behalf of the fund, FDS, in turn, has entered into sub-subadvisory agreement(s) with FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). Pursuant to the sub-subadvisory agreement, FDS may receive from the sub-subadviser investment research and advice on issuers outside the United States (non-discretionary services) and FDS may grant the sub-subadviser investment management authority and the authority to buy and sell securities if FDS believes it would be beneficial to the fund (discretionary services). FDS, not the fund, pays the sub-subadviser(s).
Sub-Adviser - PIMCO.  The fund and Strategic Advisers have entered into a sub-advisory agreement with PIMCO pursuant to which PIMCO may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays PIMCO fees based on the net assets of the portion of the fund managed by PIMCO pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by PIMCO under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by PIMCO pursuant to that Strategy.
The following table shows the amount of sub-advisory fees paid by Strategic Advisers, on behalf of the fund, to FDS for the fiscal year(s) ended May 31, 2023.
Fund	Fiscal Years Ended	Sub-Advisory Fees Paid to FDS	Sub-Advisory Fees Paid to FDS as a % of Average Net Assets of the Fund
Strategic Advisers® Alternatives Fund	2023 (A)	$217,579	0.01% (B)
(A) Fund commenced operations on July 12, 2022.
(B) Annualized.

The following table shows the aggregate amount of sub-advisory fees paid by Strategic Advisers, on behalf of the fund, to sub-adviser(s) other than FDS for the fiscal year(s) ended May 31, 2023.
Fund	Fiscal Years Ended	Aggregate Sub-Advisory Fees Paid to Unaffiliated Sub-Adviser(s)	Aggregate Sub-Advisory Fees Paid to Unaffiliated Sub-Adviser(s) as a % of Average Net Assets of the Fund
Strategic Advisers® Alternatives Fund	2023 (A)	$633,615	0.07% (B)
(A) Fund commenced operations on July 12, 2022.
(B) Annualized based on date sub-adviser(s) began managing a portion of the fund's assets.

Expense estimates, which are accrued in the period to which they relate and adjusted when actual amounts are known, will cause differences between the amount of the management fees paid by the fund to Strategic Advisers and the aggregate amount of the sub-advisory fees paid by Strategic Advisers, on behalf of the fund, to the sub-adviser(s).
Maciej Sawicki is an employee of Strategic Advisers, a subsidiary of FMR LLC and an affiliate of FMR. Strategic Advisers is the adviser to the fund.
Mr. Sawicki is Lead Portfolio Manager of the fund and receives compensation for those services. As of May 31, 2023, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by Strategic Advisers or at the election of the portfolio manager.
The portfolio manager's base salary is determined by level of responsibility and tenure at Strategic Advisers or its affiliates. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and a defined peer group, if applicable, assigned to each fund or account, and (ii) the investment performance of a broad range of Strategic Advisers® funds and accounts, including the fund. Accounts may include model portfolios designed for asset allocation, retirement planning, or tax-sensitive goals. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s), and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and peer group, if applicable. A smaller subjective component of the bonus is based on the portfolio manager's overall contribution to management of Strategic Advisers. The portion of the portfolio manager's bonus that is linked to the investment performance of the portfolio manager's fund is based on the fund's pre-tax investment performance measured against the ICE® BofA® U.S. 3-Month Treasury Bill Index. For periods up to five-years, the bonus takes into account a portfolio manager's performance in terms of the portfolio manager's management of investment risk. The portfolio manager may be compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, Strategic Advisers' parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.
The portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, the portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by Strategic Advisers or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.
The following table provides information relating to other accounts managed by Maciej Sawicki as of May 31, 2023:
	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts**
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$2,379	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Strategic Advisers ® Alternatives Fund ($2,379 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
** Includes assets invested in registered investment companies managed by the portfolio manager.
As of May 31, 2023, the dollar range of shares of Strategic Advisers ® Alternatives Fund beneficially owned by Mr. Sawicki was none.

PROXY VOTING GUIDELINES

Proxy Voting - Strategic Advisers.
On behalf of the fund, the Board of Trustees of the trust has delegated proxy voting authority to Strategic Advisers. Strategic Advisers has established the following Proxy Voting Guidelines.
I. General Principles
A. Strategic Advisers generally intends to vote shares of underlying funds held by a fund using echo voting procedures (that is, in the same proportion as the holders of all other shares of the particular underlying fund).
B. Any proposals not covered by paragraph A above or other special circumstances will be voted pursuant to the Proxy Voting Guidelines included as Attachment A.
Attachment A
I. Introduction
These guidelines are intended to help Fidelity's customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 75 years. Our core principles sit at the heart of our voting philosophy; putting our customers' and fund shareholders' long-term interests first and investing in companies that share our approach to creating value over the long-term guides everything we do. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.
In evaluating proxies, Fidelity considers factors that are financially material to individual companies and investing funds' investment objectives and strategies in support of maximizing long-term shareholder value. This includes considering the company's approach to financial and operational, human, and natural capital and the impact of that approach on the potential future value of the business.
Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.
II. Board of Directors and Corporate Governance
Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders' rights. The following general guidelines are intended to reflect these proxy voting principles.
A. Election of Directors
Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.
Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:
1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.
2. There are no women on the board or if a board of ten or more members has fewer than two women directors.
3. There are no racially or ethnically diverse directors.
4. The director is a public company CEO who sits on more than two unaffiliated public company boards.
5. The director, other than a CEO, sits on more than five unaffiliated public company boards.
Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:
1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.
2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.
3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.
B. Contested Director Elections
On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds' assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:
1. Management's track record and strategic plan for enhancing shareholder value;
2. The long-term performance of the company compared to its industry peers; and
3. The qualifications of the shareholder's and management's nominees.
Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.
C. Cumulative Voting Rights
Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.
D. Classified Boards
A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board's adoption of a classified board structure and support declassification of existing boards.
E. Independent Chairperson
In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.
F. Majority Voting in Director Elections
In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company's board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.
G. Proxy Access
Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company's proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company's shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.
H. Indemnification of Directors and Officers
In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).
III. Compensation
Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.
A. Equity Compensation Plans
Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:
1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate ("burn rate") considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.
2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.
3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.
As to stock option plans, considerations include the following:
1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.
2. Re-pricing: An "out-of-the-money" (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.
Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:
1. Whether the proposal excludes senior management and directors;
2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;
3. The company's relative performance compared to other companies within the relevant industry or industries;
4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and
5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.
B. Employee Stock Purchase Plans
These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing "best practices" in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.
IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote
Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:
- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;
- The alignment of executive compensation and company performance relative to peers; and
- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.
When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.
A. Compensation Committee
Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.
Fidelity will oppose the election of directors on the compensation committee if:
1.The compensation appears misaligned with shareholder interests or is otherwise problematic and results in concerns with:
a)The alignment of executive compensation and company performance relative to peers; and
b)The structure of the compensation program, including factors outlined above under the section entitled Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote.
2. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.
3. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:
a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or
b) Adopted or extended a golden parachute.
B. Executive Severance Agreements
Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as "golden parachutes." Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
V. Environmental and Social Issues
Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate consideration of human and natural capital issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund's investment objective and strategies.
Fidelity generally considers management's recommendation and current practice when voting on shareholder proposals concerning human and natural capital issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Fidelity evaluates shareholder proposals concerning natural and human capital topics. To engage and vote more effectively on the growing number of submitted proposals on these topics, we developed a four-point decision-making framework. In general, Fidelity will more likely support proposals that:
•Address a topic that our research has identified as financially material;
•Provide disclosure of new or additional information to investors, improving transparency;
•Provide value to the business or investors by improving the landscape of investment-decision relevant information or contributing to our understanding of a company's processes and governance of the topic in question; and
•Are realistic or practical for the company to comply with.
VI. Anti-Takeover Provisions and Shareholders Rights Plans
Fidelity generally will oppose a proposal to adopt an anti-takeover provision.
Anti-takeover provisions include:
- classified boards;
- "blank check" preferred stock (whose terms and conditions may be expressly determined by the company's board, for example, with differential voting rights);
- golden parachutes;
- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);
- poison pills;
- restricting the right to call special meetings;
- provisions restricting the right of shareholders to set board size; and
- any other provision that eliminates or limits shareholder rights.
A. Shareholders Rights Plans ("poison pills")
Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.
Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:
1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;
2. Is integral to a business strategy that is expected to result in greater value for the shareholders;
3. Requires shareholder approval to be reinstated upon expiration or if amended;
4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and
5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.
Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.
B. Shareholder Ability to Call a Special Meeting
Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.
C. Shareholder Ability to Act by Written Consent
Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.
D. Supermajority Shareholder Vote Requirement
Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.
VII. Anti-Takeover Provisions and Director Elections
Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.
Fidelity will consider supporting the election of directors with respect to poison pills if:
- All of the poison pill's features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.
- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.
- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.
VIII. Capital Structure and Incorporation
These guidelines are designed to protect shareholders' value in the companies in which the Fidelity funds invest. To the extent a company's management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.
A. Increases in Common Stock
Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.
In the case of real estate investment trusts (REITs), however, Fidelity will oppose a provision to increase the REIT's authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.
B. Multi-Class Share Structures
Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.
C. Incorporation or Reincorporation in another State or Country
Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.
IX. Shares of Fidelity Funds or other non-Fidelity Funds
When a Fidelity fund invests in an underlying Fidelity fund with public shareholders or a non-Fidelity investment company or business development company, Fidelity will generally vote in the same proportion as all other voting shareholders of the underlying fund (this is known as "echo voting"). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals, except where not permitted under applicable laws and regulations.
X. Foreign Markets
Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.
In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.
XI. Securities on Loan
Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.
XII. Avoiding Conflicts of Interest
Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.
Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.
XIII. Conclusion
Since its founding more than 75 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.
Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.
Glossary
  Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.
                    - For a large-capitalization company, burn rate higher than 1.5%.
                    - For a small-capitalization company, burn rate higher than 2.5%.
             - For a micro-capitalization company, burn rate higher than 3.5%.
  Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
  Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.
  Micro-capitalization company means a company with market capitalization under US $300 million.
  Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.
  Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.
Sub-Adviser(s):
Proxy voting policies and procedures are used by a sub-adviser to determine how to vote proxies relating to the securities held by its allocated portion of the fund's assets. The proxy voting policies and procedures used by a sub-adviser are described below.

Proxy Voting - FDS.
I. Introduction
These guidelines are intended to help Fidelity's customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 75 years. Our core principles sit at the heart of our voting philosophy; putting our customers' and fund shareholders' long-term interests first and investing in companies that share our approach to creating value over the long-term guides everything we do. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.
In evaluating proxies, Fidelity considers factors that are financially material to individual companies and investing funds' investment objectives and strategies in support of maximizing long-term shareholder value. This includes considering the company's approach to financial and operational, human, and natural capital and the impact of that approach on the potential future value of the business.
Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.
II. Board of Directors and Corporate Governance
Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders' rights. The following general guidelines are intended to reflect these proxy voting principles.
A. Election of Directors
Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.
Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:
1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.
2. There are no women on the board or if a board of ten or more members has fewer than two women directors.
3. There are no racially or ethnically diverse directors.
4. The director is a public company CEO who sits on more than two unaffiliated public company boards.
5. The director, other than a CEO, sits on more than five unaffiliated public company boards.
Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:
1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.
2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.
3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.
B. Contested Director Elections
On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds' assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:
1. Management's track record and strategic plan for enhancing shareholder value;
2. The long-term performance of the company compared to its industry peers; and
3. The qualifications of the shareholder's and management's nominees.
Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.
C. Cumulative Voting Rights
Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.
D. Classified Boards
A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board's adoption of a classified board structure and support declassification of existing boards.
E. Independent Chairperson
In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.
F. Majority Voting in Director Elections
In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company's board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.
G. Proxy Access
Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company's proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company's shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.
H. Indemnification of Directors and Officers
In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).
III. Compensation
Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.
A. Equity Compensation Plans
Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:
1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate ("burn rate") considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.
2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.
3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.
As to stock option plans, considerations include the following:
1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.
2. Re-pricing: An "out-of-the-money" (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.
Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:
1. Whether the proposal excludes senior management and directors;
2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;
3. The company's relative performance compared to other companies within the relevant industry or industries;
4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and
5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.
B. Employee Stock Purchase Plans
These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing "best practices" in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.
IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote
Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:
- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;
- The alignment of executive compensation and company performance relative to peers; and
- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.
When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.
A. Compensation Committee
Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.
Fidelity will oppose the election of directors on the compensation committee if:
1.The compensation appears misaligned with shareholder interests or is otherwise problematic and results in concerns with:
a)The alignment of executive compensation and company performance relative to peers; and
b)The structure of the compensation program, including factors outlined above under the section entitled Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote.
2. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.
3. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:
a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or
b) Adopted or extended a golden parachute.
B. Executive Severance Agreements
Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as "golden parachutes." Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
V. Environmental and Social Issues
Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate consideration of human and natural capital issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund's investment objective and strategies.
Fidelity generally considers management's recommendation and current practice when voting on shareholder proposals concerning human and natural capital issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Fidelity evaluates shareholder proposals concerning natural and human capital topics. To engage and vote more effectively on the growing number of submitted proposals on these topics, we developed a four-point decision-making framework. In general, Fidelity will more likely support proposals that:
•Address a topic that our research has identified as financially material;
•Provide disclosure of new or additional information to investors, improving transparency;
•Provide value to the business or investors by improving the landscape of investment-decision relevant information or contributing to our understanding of a company's processes and governance of the topic in question; and
•Are realistic or practical for the company to comply with.
VI. Anti-Takeover Provisions and Shareholders Rights Plans
Fidelity generally will oppose a proposal to adopt an anti-takeover provision.
Anti-takeover provisions include:
- classified boards;
- "blank check" preferred stock (whose terms and conditions may be expressly determined by the company's board, for example, with differential voting rights);
- golden parachutes;
- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);
- poison pills;
- restricting the right to call special meetings;
- provisions restricting the right of shareholders to set board size; and
- any other provision that eliminates or limits shareholder rights.
A. Shareholders Rights Plans ("poison pills")
Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.
Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:
1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;
2. Is integral to a business strategy that is expected to result in greater value for the shareholders;
3. Requires shareholder approval to be reinstated upon expiration or if amended;
4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and
5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.
Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.
B. Shareholder Ability to Call a Special Meeting
Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.
C. Shareholder Ability to Act by Written Consent
Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.
D. Supermajority Shareholder Vote Requirement
Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.
VII. Anti-Takeover Provisions and Director Elections
Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.
Fidelity will consider supporting the election of directors with respect to poison pills if:
- All of the poison pill's features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.
- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.
- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.
VIII. Capital Structure and Incorporation
These guidelines are designed to protect shareholders' value in the companies in which the Fidelity funds invest. To the extent a company's management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.
A. Increases in Common Stock
Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.
In the case of REITs, however, Fidelity will oppose a provision to increase the REIT's authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.
B. Multi-Class Share Structures
Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.
C. Incorporation or Reincorporation in another State or Country
Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.
IX. Shares of Fidelity Funds or other non-Fidelity Funds
When a Fidelity fund invests in an underlying Fidelity fund with public shareholders or a non-Fidelity investment company or business development company, Fidelity will generally vote in the same proportion as all other voting shareholders of the underlying fund (this is known as "echo voting"). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals, except where not permitted under applicable laws and regulations.
X. Foreign Markets
Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.
In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.
XI. Securities on Loan
Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.
XII. Avoiding Conflicts of Interest
Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.
Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.
XIII. Conclusion
Since its founding more than 75 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.
Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.
Glossary
  Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.
                    - For a large-capitalization company, burn rate higher than 1.5%.
                    - For a small-capitalization company, burn rate higher than 2.5%.
             - For a micro-capitalization company, burn rate higher than 3.5%.
  Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
  Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.
  Micro-capitalization company means a company with market capitalization under US $300 million.
  Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.
  Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

  Proxy Voting - PIMCO.
Policy Statement: PIMCO adopted a written proxy voting policy ("Proxy Policy") as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy is intended to foster PIMCO's compliance with its fiduciary obligations and applicable law. The Proxy Policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Proxy Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients.
Overview: As a general matter, PIMCO will adhere to its fiduciary obligations for any proxies it has the authority to vote on behalf of its clients. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies 1 , PIMCO may determine not to vote a proxy in limited circumstances.
Equity Securities. 2 PIMCO has retained an Industry Service Provider ("ISP") 3 to provide research and voting recommendations for proxies relating to Equity Securities in accordance with the ISP's guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP.
PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM/Analyst decides to override the ISP's voting recommendation. In each case as described above, the Legal and Compliance department will review the proxy to determine whether an actual or potential conflict of interest exists. When the ISP does not provide a voting recommendation, the relevant PM/Analyst will make a determination regarding how, or if, the proxy will be voted by completing required documentation.
Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents 4 at the discretion of the issuer/ custodian.
When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. In such instances, any elections would follow the standard process discussed above for Equity Securities.
When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether an actual or potential conflict of interest exists with respect to the PM's consent election. PIMCO's Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.
Resolution of potential/identified conflicts of interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the "Proxy Working Group"); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO's Legal and Compliance department or PIMCO's Conflict Committee with respect to specific types of conflicts.
PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO's Proxy Policy, and information about how PIMCO voted a client's proxies, is available upon request.
ISP Oversight: Consistent with its fiduciary obligations, PIMCO will perform periodic due diligence and oversight of ISP's engaged to provide PIMCO with proxy voting research and recommendations. PIMCO's due diligence and oversight process includes, but is not limited to, the evaluation of: the ISP's capacity and competency to provide proxy voting research and recommendations 5 and the ISP's compliance program.
Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain PIMCO-affiliated Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by the Sub-Adviser and contracted third parties.
1 Proxies generally describe corporate action consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.
2 The term "Equity Securities" means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.
3 The ISP for Equity Securities proxy voting is Institutional Shareholder Services ("ISS"), Inc., 1177 Avenue of the Americas 2nd Floor, New York NY 10036.
4 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.
5 This includes the adequacy and quality of the ISP's operational infrastructure as it relates to its process for seeking timely input from issuers and its voting methodologies.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES
The fund has entered into a distribution agreement with Fidelity Distributors Company LLC (FDC), an affiliate of Strategic Advisers. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc.
The fund's distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered.
Promotional and administrative expenses in connection with the offer and sale of shares are paid by Strategic Advisers.
The Trustees have approved a Distribution and Service Plan with respect to shares of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule).
The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule.
The Plan, as approved by the Trustees, allows shares of the fund and/or Strategic Advisers to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.
The Plan adopted for the fund or class, as applicable, is described in the prospectus.
Under the Plan, if the payment of management fees by the fund to Strategic Advisers is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan.
The Plan specifically recognizes that Strategic Advisers may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, the Plan provides that Strategic Advisers, directly or through FDC, may pay significant amounts to intermediaries that provide those services.
Currently, the Board of Trustees has authorized such payments for shares of the fund.
Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund or class, as applicable, and its shareholders.
In particular, the Trustees noted that the Plan does not authorize payments by shares of the fund other than those made to Strategic Advisers under its management contract with the fund.
To the extent that the Plan gives Strategic Advisers and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result.
Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.
TRANSFER AND SERVICE AGENT AGREEMENTS
The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of Strategic Advisers, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.
For providing transfer agency services, FIIOC receives no fees from the fund; however, each underlying Fidelity® fund pays its respective transfer agent (either FIIOC or an affiliate of FIIOC) fees based, in part, on the number of positions in and/or assets of the fund invested in such underlying Fidelity® fund. Strategic Advisers or an affiliate of Strategic Advisers will bear the costs of the transfer agency services with respect to assets managed by one or more sub-advisers and assets invested in non-affiliated ETFs under the terms of an agreement between Strategic Advisers and FIIOC.
FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.
FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
The fund has entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of Strategic Advisers   (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.
Strategic Advisers or its affiliate bears the cost of pricing and bookkeeping services under the terms of an agreement between Strategic Advisers and FSC.

SECURITIES LENDING
During the fiscal year, the securities lending agent, or the investment adviser (where the fund does not use a securities lending agent) monitors loan opportunities for the fund, negotiates the terms of the loans with borrowers, monitors the value of securities on loan and the value of the corresponding collateral, communicates with borrowers and the fund's custodian regarding marking to market the collateral, selects securities to be loaned and allocates those loan opportunities among lenders, and arranges for the return of the loaned securities upon the termination of the loan. Income and fees from securities lending activities for the fiscal year ended May 31, 2023, are shown in the following table:
Security Lending Activities	Fund(s)
Strategic Advisers® Alternatives Fund (A),(B)
Gross income from securities lending activities	$0
Fees paid to securities lending agent from a revenue split	$0
Administrative fees	$0
Rebate (paid to borrower)	$0
Other fees not included in the revenue split (lending agent fees to NFS)	$0
Aggregate fees/compensation for securities lending activities	$0
Net income from securities lending activities	$0

(A) The fund did not lend securities during the year.
(B) Fund commenced operations on July 12, 2022.
A fund does not pay cash collateral management fees, separate indemnification fees, or other fees not reflected above.

DESCRIPTION OF THE TRUST
Trust Organization.
Strategic Advisers® Alternatives Fund is a fund of Fidelity Rutland Square Trust II, an open-end management investment company created under an initial trust instrument dated March 8, 2006.
The Trustees are permitted to create additional funds in the trust and to create additional classes of a fund.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.
Shareholder Liability. The trust is a statutory trust organized under Delaware law. Delaware law provides that, except to the extent otherwise provided in the Trust Instrument, shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of Delaware. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust. The Trust Instrument provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Trust Instrument further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.
The Trust Instrument provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Trust Instrument also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and a fund is unable to meet its obligations. Strategic Advisers LLC believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.
Voting Rights. The fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.
The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.
The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of a trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of a trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.
Custodians.
State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, is custodian of the assets of the fund.
The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies.
The Bank of New York Mellon, headquartered in New York, also may serve as special purpose custodian of certain assets in connection with repurchase agreement transactions.
From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.
Strategic Advisers, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by Strategic Advisers. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of the fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
Independent Registered Public Accounting Firm.
PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for the fund and provides other audit, tax, and related services.

FUND HOLDINGS INFORMATION
The fund views holdings information as sensitive and limits its dissemination. The Board authorized Strategic Advisers, in consultation with FMR, to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.
Other registered investment companies that are advised or sub-advised by Strategic Advisers or a sub-adviser may be subject to different portfolio holdings disclosure policies, and neither Strategic Advisers nor the Board exercises control over such policies or disclosure. In addition, separate account clients of Strategic Advisers and the sub-advisers have access to their portfolio holdings and are not subject to the fund's portfolio holdings disclosure policies. Some of the funds that are advised or sub-advised by Strategic Advisers or a sub-adviser and some of the separate accounts managed by Strategic Advisers or a sub-adviser have investment objectives and strategies that are substantially similar or identical to the fund's and, therefore, potentially substantially similar, and in certain cases nearly identical, portfolio holdings as the fund.
The fund will provide a full list of holdings as of the fund's fiscal quarter on www.fidelity.com, 60 days after its fiscal quarter-end.
The fund will provide its top mutual fund positions (if any) on Fidelity's web site (i) monthly, 30 days after month-end, and (ii) quarterly, 15 or more days after the quarter-end.
Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.
The fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of the fund.
FMR's Disclosure Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity ® fund prior to such fund's public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.
Disclosure of non-public portfolio holdings information for a Fidelity ® fund's portfolio may only be provided pursuant to the guidelines below.
The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity ® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons Strategic Advisers believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: the fund's trustees; the fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by the fund and in connection with redemptions in kind.
Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by Strategic Advisers, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. Strategic Advisers relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.
At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial holdings daily, on the next business day) and MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day).
Strategic Advisers, its affiliates, or the fund will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the fund's SAI.
There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.
FINANCIAL STATEMENTS
The fund's financial statements and financial highlights (presented on a consolidated basis for the fund and its Subsidiary) for the fiscal period ended May 31, 2023, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference.
Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies in which the fund has invested, if and to the extent it is permitted to do so.
Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.
APPENDIX
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2023 FMR LLC. All rights reserved.
Fund	Ticker
Strategic Advisers® Large Cap Fund	FALCX

Fund of Fidelity Rutland Square Trust II

STATEMENT OF ADDITIONAL INFORMATION

July 29, 2023

Offered exclusively to certain clients of Strategic Advisers LLC (Strategic Advisers) or its affiliates - not available for sale to the general public.
This Statement of Additional Information (SAI) is not a prospectus. Portions of the fund's annual report are incorporated herein. The annual report(s) are supplied with this SAI.
To obtain a free additional copy of a prospectus or SAI, dated July 29, 2023, or an annual report, please call Fidelity at 1-800-544-3455 or visit Fidelity's web site at www.fidelity.com.
For more information on any Fidelity ® fund, including charges and expenses, call Fidelity at the number indicated above for a free prospectus. Read it carefully before investing or sending money.
245 Summer Street, Boston, MA 02210
LGC-PTB-0723
1.9899744.106

INVESTMENT POLICIES AND LIMITATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING AND SELLING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACT
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT AGREEMENTS
SECURITIES LENDING
DESCRIPTION OF THE TRUST
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information (SAI) are not fundamental and may be changed without shareholder approval.
The following are the fund's fundamental investment limitations set forth in their entirety.
Diversification
The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.
Senior Securities
The fund may not issue senior securities, except as permitted under the Investment Company Act of 1940.
Borrowing
The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.
Underwriting
The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.
Concentration
The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry (provided that investments in other investment companies shall not be considered an investment in any particular industry for purposes of this investment limitation).
For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Strategic Advisers LLC (Strategic Advisers) looks through to the U.S. Government securities.
For purposes of the fund's concentration limitation discussed above, Strategic Advisers or an affiliate may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by Strategic Advisers does not assign a classification.
Real Estate
The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).
Commodities
The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).
Loans
The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.
Short Sales
The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts, options, and swaps are not deemed to constitute selling securities short.
Margin Purchases
The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
Borrowing
The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which Strategic Advisers or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).
Illiquid Securities
The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.
To the extent that the fund acquires the shares of an underlying fund in accordance with Section 12(d)(1)(F) of the 1940 Act, the underlying fund is not obligated to redeem its shares in an amount exceeding 1% of its shares outstanding during any period of less than 30 days. Those underlying fund shares will not be treated as illiquid securities for purposes of the fund's illiquid securities limitation described above to the extent that the fund is able to dispose of such securities by distributing them in kind to redeeming shareholders. (See "Investment Policies and Limitations - Securities of Other Investment Companies.")
Loans
The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which Strategic Advisers or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

In addition to the fund's fundamental and non-fundamental investment limitations discussed above:
In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
For the fund's policies and limitations on futures and options transactions, see "Investment Policies and Limitations - Futures, Options, and Swaps."
For purposes of the fund's 80% investment policy that defines a particular market capitalization by reference to the capitalization range of one or more indexes (as described in the prospectus), the capitalization range of the index(es) generally will be measured no less frequently than once per month.
Notwithstanding the foregoing investment limitations, the underlying funds in which the fund may invest have adopted certain investment limitations that may be more or less restrictive than those listed above, thereby permitting the fund to engage indirectly in investment strategies that are prohibited under the investment limitations listed above. The investment limitations of each underlying fund are set forth in its registration statement.
In accordance with its investment program as set forth in the prospectus, the fund may invest more than 25% of its assets in any one underlying Fidelity ® fund. Although the fund does not intend to concentrate its investments in a particular industry, the fund may indirectly concentrate in a particular industry or group of industries through its investments in one or more underlying funds.

The following pages contain more detailed information about types of instruments in which the fund may invest, techniques the fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. The fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, the fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.
Strategic Advisers® Large Cap Fund may have exposure to instruments, techniques, and risks either directly or indirectly through an investment in an underlying fund. An underlying fund may invest in the same or other types of instruments and its adviser may employ the same or other types of techniques. Strategic Advisers® Large Cap Fund's performance will be affected by the instruments, techniques, and risks associated with an underlying fund, in proportion to the amount of assets that the fund allocates to that underlying fund.
On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "a fund" or "the fund" may relate to Strategic Advisers® Large Cap Fund or an underlying fund, and references to "an adviser" or "the adviser" may relate to Strategic Advisers (or its affiliates) or a sub-adviser of Strategic Advisers® Large Cap Fund, or an adviser of an underlying fund.
Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity ® funds and other advisory clients only) shares of Fidelity ® Central funds. Generally, these securities offer less potential for gains than other types of securities.
Commodity Futures Trading Commission (CFTC) Notice of Exclusion. The Adviser, on behalf of the Fidelity® fund to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. As of the date of this SAI, the adviser does not expect to register as a CPO of the fund. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.
Common Stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock, although related proceedings can take time to resolve and results can be unpredictable. For purposes of a Fidelity ® fund's policies related to investment in common stock Fidelity considers depositary receipts evidencing ownership of common stock to be common stock.
Convertible Securities are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
Debt Securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.
Disruption to Financial Markets and Related Government Intervention. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of events such as the 2008 economic downturn led the U.S. Government and other governments to take a number of then-unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments in unpredictable ways.
Similarly, widespread disease including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent a fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact a fund's ability to achieve its investment objective, and (iii) may exacerbate the risks discussed elsewhere in a fund's registration statement, including political, social, and economic risks.
The value of a fund's portfolio is also generally subject to the risk of future local, national, or global economic or natural disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it remains uncertain that the U.S. Government or foreign governments will intervene in response to current or future market disturbances and the effect of any such future intervention cannot be predicted.
Exchange Traded Funds (ETFs) are shares of other investment companies, commodity pools, or other entities that are traded on an exchange. Assets underlying the ETF shares may consist of stocks, bonds, commodities, or other instruments, depending on an ETF's investment objective and strategies. An ETF may seek to replicate the performance of a specific index or may be actively managed.
Typically, shares of an ETF that tracks an index are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called "short ETFs" or "bear ETFs"), ETF shares are expected to increase in value as the value of the underlying benchmark decreases. Inverse ETFs seek to deliver the opposite of the performance of the benchmark they track and are often marketed as a way for investors to profit from, or at least hedge their exposure to, downward moving markets. Investments in inverse ETFs are similar to holding short positions in the underlying benchmark.
ETF shares are redeemable only in large blocks of shares often called "creation units" by persons other than a fund, and are redeemed principally in-kind at each day's next calculated net asset value per share (NAV). ETFs typically incur fees that are separate from those fees incurred directly by a fund. A fund's purchase of ETFs results in the layering of expenses, such that the fund would indirectly bear a proportionate share of any ETF's operating expenses. Further, while traditional investment companies are continuously offered at NAV, ETFs are traded in the secondary market (e.g., on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios.
Some of the risks of investing in an ETF that tracks an index are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF's underlying assets to the index or other benchmark); and the risk that because an ETF that tracks an index is not actively managed, it cannot sell stocks or other assets as long as they are represented in the index or other benchmark. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAV and the risk that the ETFs may not be liquid. ETFs also may be leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns (or decline, in the case of inverse ETFs) of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged and inverse ETFs "reset" daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged and inverse ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.
Exchange Traded Notes (ETNs) are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines aspects of both bonds and ETFs. An ETN's returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs typically do not make periodic interest payments and principal typically is not protected.
ETNs also incur certain expenses not incurred by their applicable index. The market value of an ETN is determined by supply and demand, the current performance of the index or other reference asset, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their intraday indicative value. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN's share trades at a premium or discount to its NAV. Some ETNs that use leverage in an effort to amplify the returns of an underlying index or other reference asset can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.
Exposure to Foreign and Emerging Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.
Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, a fund's adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased investment or valuation risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.
Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes. Forward contracts not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying currency. All of these instruments and transactions are subject to the risk that the counterparty will default.
A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security denominated in a foreign currency is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used to protect a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also attempt to hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
Successful use of currency management strategies will depend on an adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as an adviser anticipates. For example, if a currency's value rose at a time when a fund had hedged its position by selling that currency in exchange for dollars, the fund would not participate in the currency's appreciation. If a fund hedges currency exposure through proxy hedges, the fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if a fund increases its exposure to a foreign currency and that currency's value declines, the fund will realize a loss. Foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that a fund's hedging strategies will be ineffective. Moreover, it is impossible to precisely forecast the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expenses of such transaction), if an adviser's predictions regarding the movement of foreign currency or securities markets prove inaccurate.
A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. There is no assurance that an adviser's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.
Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the fund to reduce foreign currency risk using such options.
Foreign Repurchase Agreements. Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, a fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging markets investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.
Funds of Funds and Other Large Shareholders. Certain Fidelity ® funds and accounts (including funds of funds) invest in other funds ("underlying funds") and, as a result, may at times have substantial investments in one or more underlying funds.
An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund's shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund's shares.
When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity ® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time.
Fund's Rights as an Investor. Fidelity ® funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. A fund's proxy voting guidelines are included in its SAI.
Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.
Strategic Advisers® Large Cap Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.
The policies and limitations regarding the fund's investments in futures contracts, options, and swaps may be changed as regulatory agencies permit.
The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.
Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant, when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's NAV. The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the futures commission merchant of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the futures commission merchant's other customers, potentially resulting in losses to the fund.
Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.
There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.
Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.
Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.
Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.
Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or OTC. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.
The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to a futures commission merchant as described above for futures contracts.
If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in price increases and, if a call writer does not hold the underlying instrument, a call writer's loss is theoretically unlimited.
Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.
There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value.
Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.
Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."
Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.
Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.
Swap agreements can take many different forms and are known by a variety of names. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member futures commission merchant may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. However, regulators have adopted rules imposing certain margin requirements, including minimums, on certain uncleared swaps which could reduce the distinction.
A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.
In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.
Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller.
If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity ® fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. This risk for cleared swaps is generally lower than for uncleared swaps since the counterparty is a clearinghouse, but there can be no assurance that a clearinghouse or its members will satisfy its obligations.
A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.
Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.
Hybrid and Preferred Securities. A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.
The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.
Illiquid Investments means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund. Illiquid securities may include (1) repurchase agreements maturing in more than seven days without demand/redemption features, (2) OTC options and certain other derivatives, (3) private placements, (4) securities traded on markets and exchanges with structural constraints, and (5) loan participations.
Under the supervision of the Board of Trustees, a Fidelity ® fund's adviser classifies the liquidity of a fund's investments and monitors the extent of a fund's illiquid investments.
Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.
Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment's liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund's investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.
Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has, at times, grown rapidly. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.
A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.
One rating service has, in the past, lowered its long-term sovereign credit rating on the United States. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by a rating service's decision to downgrade the long-term sovereign credit rating of the United States.
Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.
Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.
Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.
Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.
Inflation-protected securities, for example, can be indexed to a measure of inflation, such as the Consumer Price Index (CPI).
Commodity-indexed securities, for example, can be indexed to a commodities index such as the Bloomberg Commodity Index.
Gold-indexed securities typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices.
Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
Insolvency of Issuers, Counterparties, and Intermediaries. Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.
As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.
If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.
Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), a Fidelity ® fund may lend money to, and borrow money from, other funds advised by Fidelity Management & Research Company LLC (FMR) or its affiliates. A Fidelity ® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity ® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity ® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.
Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand. A fund may acquire loans by buying an assignment of all or a portion of the loan from a lender or by purchasing a loan participation from a lender or other purchaser of a participation.
Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Different types of assets may be used as collateral for a fund's loans and there can be no assurance that a fund will correctly evaluate the value of the assets collateralizing the fund's loans. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In any restructuring or bankruptcy proceedings relating to a borrower funded by a fund, a fund may be required to accept collateral with less value than the amount of the loan made by the fund to the borrower. Direct indebtedness of foreign countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Loans and other types of direct indebtedness (which a fund may originate, acquire or otherwise gain exposure to) may not be readily marketable and may be subject to restrictions on resale. Some indebtedness may be difficult to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a fund's net asset value than if that value were based on readily available market quotations, and could result in significant variations in a fund's daily share price. Some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.
Direct lending and investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the lender/purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In the event of a default by the borrower, a fund may have difficulty disposing of the assets used as collateral for a loan. In addition, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest. Direct loans are typically not administered by an underwriter or agent bank. The terms of direct loans are negotiated with borrowers in private transactions. Direct loans are not publicly traded and may not have a secondary market.
A fund may seek to dispose of loans in certain cases, to the extent possible, through selling participations in the loan. In that case, a fund would remain subject to certain obligations, which may result in expenses for a fund and certain additional risks.
Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate lenders/purchasers, including a fund, to make additional cash payments on demand. These commitments may have the effect of requiring a lender/purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.
In the process of originating, buying, selling and holding loans, a fund may receive and/or pay certain fees. These fees are in addition to the interest payments received and may include facility, closing or upfront fees, commitment fees and commissions. A fund may receive or pay a facility, closing or upfront fee when it buys or sells a loan. A fund may receive a commitment fee throughout the life of the loan or as long as the fund remains invested in the loan (in addition to interest payments) for any unused portion of a committed line of credit. Other fees received by the fund may include prepayment fees, covenant waiver fees, ticking fees and/or modification fees. Legal fees related to the originating, buying, selling and holding loans may also be borne by the fund (including legal fees to assess conformity of a loan investment with 1940 Act provisions).
When engaging in direct lending, if permitted by its investment policies, a fund's performance may depend, in part, on the ability of the fund to originate loans on advantageous terms. A fund may compete with other lenders in originating and purchasing loans. Increased competition for, or a diminished available supply of, qualifying loans could result in lower yields on and/or less advantageous terms for such loans, which could reduce fund performance.
For a Fidelity ® fund that limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
If permitted by its investment policies, a fund may also obtain exposure to the lending activities described above indirectly through its investments in underlying Fidelity ® funds or other vehicles that may engage in such activities directly.
Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.
Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. Such analysis may focus on relative values based on factors such as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer, in an attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
Low or Negative Yielding Securities. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including Japan and some European countries, are at or near historically low levels. Japan and those European countries have, from time to time, experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk for the markets as a whole and for the funds. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent a fund is exposed to such interest rates.
Precious Metals. Precious metals, such as gold, silver, platinum, and palladium, at times have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of gold and other precious metals, however, are less subject to local and company-specific factors than securities of individual companies. As a result, precious metals may be more or less volatile in price than securities of companies engaged in precious metals-related businesses. Investments in precious metals can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. Although precious metals can be purchased in any form, including bullion and coins, a Fidelity ® fund intends to purchase only those forms of precious metals that are readily marketable and that can be stored in accordance with custody regulations applicable to mutual funds. A fund may incur higher custody and transaction costs for precious metals than for securities. Also, precious metals investments do not pay income.
For a fund to qualify as a regulated investment company under current federal tax law, gains from selling precious metals may not exceed 10% of the fund's gross income for its taxable year. This tax requirement could cause a fund to hold or sell precious metals or securities when it would not otherwise do so.
Real Estate Investment Trusts (REITs). Equity REITs own real estate properties, while mortgage REITs make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.
Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity ® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.
Restricted Securities (including Private Placements) are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities, including private placements of private and public companies, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.
Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity ® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage. Under SEC requirements, a fund needs to aggregate the amount of indebtedness associated with its reverse repurchase agreements and similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions.
SEC Rule 18f-4.   In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies (the "rule"). Subject to certain exceptions, the rule requires the funds to trade derivatives and certain other transactions that create future payment or delivery obligations subject to a value-at-risk (VaR) leverage limit and to certain derivatives risk management program, reporting and board oversight requirements. Generally, these requirements apply to any fund engaging in derivatives transactions unless a fund satisfies a "limited derivatives users" exception, which requires the fund to limit its gross notional derivatives exposure (with certain exceptions) to 10% of its net assets and to adopt derivatives risk management procedures. Under the rule, when a fund trades reverse repurchase agreements or similar financing transactions, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions. The SEC also provided guidance in connection with the final rule regarding the use of securities lending collateral that may limit securities lending activities. In addition, under the rule, a fund may invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that (i) the fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the "Delayed-Settlement Securities Provision"). A fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the fund treats any such transaction as a derivatives transaction for purposes of compliance with the rule. Furthermore, under the rule, a fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the funds to use derivatives, short sales, reverse repurchase agreements and similar financing transactions, and the other relevant transactions as part of its investment strategies. These requirements also may increase the cost of the fund's investments and cost of doing business, which could adversely affect investors.
Securities Lending. A Fidelity ® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate, National Financial Services LLC (NFS). Fidelity ® funds for which Geode Capital Management, LLC (Geode) serves as sub-adviser will not lend securities to Geode or its affiliates. Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity ® fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.
The Fidelity ® funds have retained agents, including NFS, an affiliate of the funds, to act as securities lending agent. If NFS acts as securities lending agent for a fund, it is subject to the overall supervision of the fund's adviser, and NFS will administer the lending program in accordance with guidelines approved by the fund's Trustees.
Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.
Securities of Other Investment Companies , including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies such as mutual funds and ETFs, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies (including investment companies managed by affiliates of Strategic Advisers) involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses, unless such fees have been waived by Strategic Advisers. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market. Similarly, ETFs trade on a securities exchange and may trade at a premium or a discount to their NAV.
The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.
A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, Strategic Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.
Short Sales . Short sales involve the market sale of a security a fund has borrowed from a prime broker with which it has a contractual relationship, with the expectation that the security will underperform either the market or the securities that the fund holds long. A fund closes a short sale by purchasing the same security at the current market price and delivering it to the prime broker.
Until a fund closes out a short position, the fund is obligated to pay the prime broker (from which it borrowed the security sold short) interest as well as any dividends that accrue during the period of the loan. While a short position is outstanding, a fund must also pledge a portion of its assets to the prime broker as collateral for the borrowed security. The collateral will be marked to market daily.
Short positions create a risk that a fund will be required to cover them by buying the security at a time when the security has appreciated in value, thus resulting in a loss to the fund. A short position in a security poses more risk than holding the same security long. Because a short position loses value as the security's price increases, the loss on a short sale is theoretically unlimited. The loss on a long position is limited to what a fund originally paid for the security together with any transaction costs. A fund may not always be able to borrow a security the fund seeks to sell short at a particular time or at an acceptable price. As a result, a fund may be unable to fully implement its investment strategy due to a lack of available stocks or for other reasons. It is possible that the market value of the securities a fund holds in long positions will decline at the same time that the market value of the securities the fund has sold short increases, thereby increasing the fund's potential volatility. Because a fund may be required to pay dividends, interest, premiums and other expenses in connection with a short sale, any benefit for the fund resulting from the short sale will be decreased, and the amount of any ultimate gain will be decreased or of any loss will be increased, by the amount of such expenses.
A fund may also enter into short sales against the box. Short sales "against the box" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.
Sovereign Debt Obligations are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
Special Purpose Acquisition Companies (SPACs). A fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool money to seek potential acquisition opportunities. SPACs are collective investment structures formed to raise money in an initial public offering for the purpose of merging with or acquiring one or more operating companies (the "de-SPAC Transaction"). Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. In connection with a de-SPAC Transaction, the SPAC may complete a PIPE (private investment in public equity) offering with certain investors. A fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its de-SPAC Transaction.
Because SPACs do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC's management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. An investment in a SPAC is subject to a variety of risks, including that (i) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (ii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (iii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; (iv) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the fund believes is the SPAC interest's intrinsic value; (v) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of shareholders; (vi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (vii) the warrants or other rights with respect to the SPAC held by a fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (viii) a fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; and (ix) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction.
Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold, but only pursuant to an effective registration statement or other exemption from registration. The securities issued by a SPAC, which are typically traded either in the over-the-counter market or on an exchange, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.
Structured Securities (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.
Temporary Defensive Policies. In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If a fund does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.
Strategic Advisers® Large Cap Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity ® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.
If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the fund when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank account overnight. Any risks associated with such an account are investment risks of the fund. The fund faces the risk of loss of these balances if the bank becomes insolvent.
Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.
Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.
Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.
In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.
Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund's service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund's manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund's ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.
While a fund's service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

PORTFOLIO TRANSACTIONS
To the extent that Strategic Advisers grants investment management authority over an allocated portion of the fund's assets to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section.
Orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Strategic Advisers (either directly or through its affiliates) or a sub-adviser, pursuant to authority contained in the management contract and the respective sub-advisory agreement.
Strategic Advisers or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.
The fund will not incur any commissions or sales charges when it invests in affiliated mutual funds, but it may incur such costs when it invests in non-affiliated funds and when it invests directly in other types of securities, including ETFs.
Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.
Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.
The Trustees of the  fund periodically review Strategic Advisers' and its affiliates' and each sub-adviser's performance of their respective responsibilities in connection with the placement of portfolio securities transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.
Strategic Advisers.
The Selection of Securities Brokers and Dealers
Strategic Advisers or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) to place or execute the fund's portfolio securities transactions. In selecting brokers, including affiliates of Strategic Advisers, to execute the fund's portfolio securities transactions, Strategic Advisers or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to Strategic Advisers' or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, Strategic Advisers or its affiliates may choose to execute an order using ECNs including broker-sponsored algorithmics, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors include, but are not limited to, the following: price; costs; the size, nature and type of order; the speed of executions; financial condition and reputation of the broker; broker specific considerations (e.g., not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; and the potential for information leakage; the nature or existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.
The trading desks through which Strategic Advisers or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities.
In seeking best execution for portfolio securities transactions, Strategic Advisers or its affiliates may from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. Strategic Advisers or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. Occasionally, Strategic Advisers or its affiliates execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of Strategic Advisers or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. Strategic Advisers or its affiliates execute futures transactions electronically.
The Acquisition of Brokerage and Research Products and Services
Strategic Advisers does not maintain a soft dollar program. Some sub-advisers to the fund use soft dollar or other commission-sharing arrangements in connection with transactions effected for the fund. In those cases, sub-advisers could, pursuant to their policies and procedures, allocate brokerage transactions of the fund to brokers in exchange for research-related or brokerage-related goods or services, provided that such arrangements meet the requirements of Section 28(e) of the Securities Exchange Act of 1934. Strategic Advisers does not obtain products, research, or services in connection with directing brokerage business to any broker or dealer.
Commission Recapture
Strategic Advisers  does not consider, in selecting or recommending brokers, whether Strategic Advisers or a related person to Strategic Advisers receives client referrals from a broker or third party. Strategic Advisers and its affiliates are authorized to allocate brokerage transactions to brokers who are not affiliates of Strategic Advisers who have entered into arrangements with Strategic Advisers or its affiliates under which the broker, using predetermined methodology, rebates a portion of the compensation paid by the fund to offset that fund's expenses, which is paid to Strategic Advisers or its affiliates. Not all brokers with whom the fund trades have agreed to participate in brokerage commission recapture. Strategic Advisers expects that brokers from whom Strategic Advisers or its affiliates purchase research products and services with their own resources (referred to as "hard dollars") are unlikely to participate in commission recapture.
Affiliated Transactions
In certain cases, Strategic Advisers and its delegates are authorized to place portfolio transactions with affiliated registered brokers or transfer agents. In particular, Strategic Advisers can place trades with NFS, through its Fidelity Capital Markets (FCM) division, and Luminex Trading & Analytics LLC (Luminex). Strategic Advisers will arrange for the execution of transactions through those brokers or dealers if Strategic Advisers reasonably believes that the quality of the execution of the transaction is comparable to what could be obtained through other qualified brokers or dealers. In determining the ability of a broker or dealer to obtain best execution, Strategic Advisers will consider a number of factors, including the broker's or dealer's execution capabilities, reputation, and access to the markets for the securities being traded. Sub-advisers of the fund are authorized to place portfolio transactions with Strategic Advisers' affiliated brokers in accordance with regulatory guidelines. For certain funds trades are facilitated through FMR's trading desk and then allocated to affiliated or unaffiliated executing brokers. In addition, from time to time, Strategic Advisers or its affiliates may place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent and/or use Level ATS, an alternative trading system that is deemed to be affiliated with the Adviser, for execution services.
The Trustees of the fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.
Non-U.S. Transactions
To facilitate trade settlement and related activities in non-United States securities transactions, Strategic Advisers or its affiliates may effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions may be effected on behalf of funds by parties other than Strategic Advisers or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.
Trade Allocation
Although the Trustees and officers of the fund are substantially the same as those of certain other funds managed by Strategic Advisers or its affiliates, investment decisions for the fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by Strategic Advisers or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.
When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by Strategic Advisers to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.
AllianceBernstein L.P. (AllianceBernstein).
Subject to the general oversight of the fund's directors, AllianceBernstein is responsible for the investment decisions and the placing of orders for portfolio transactions for its portion of the fund. AllianceBernstein as sub-adviser determines the broker or dealer to be used in each specific transaction it controls with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). AllianceBernstein does not consider sales of shares of the fund's shares or other investment service it manages as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such consideration.
When consistent with the objective of obtaining best execution, brokerage may be directed by to persons or firms supplying investment information to AllianceBernstein. In these cases, the transaction cost charged by the executing broker may be greater than that which another broker may charge if AllianceBernstein determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.
The investment information provided to AllianceBernstein is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment our own internal research and investment strategy capabilities. Research services furnished by brokers through which AllianceBernstein effects securities transactions are used by AllianceBernstein in carrying out its investment management responsibilities with respect to all its client accounts.
AllianceBernstein may deal in some instances in securities that are not listed on a national stock exchange but are traded in the over-the-counter market. AllianceBernstein may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, AllianceBernstein will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, AllianceBernstein will attempt to negotiate best execution.
AllianceBernstein may, from time to time, place orders for the purchase or sale of securities (including listed call options) with Sanford C. Bernstein & Co., LLC, an affiliate of AllianceBernstein (the "Affiliated Broker"). In such instances the placement of orders with such broker would be consistent with the fund's objective of obtaining best execution and would not be dependent upon the fact that the Affiliated Broker is an affiliate. With respect to orders placed with the Affiliated Broker for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.
AllianceBernstein's investment decisions for the fund are made independently from those for other investment companies and other advisory accounts managed by AllianceBernstein. It may happen that the same security is held in the portfolio of the fund and one or more of such other companies or accounts. When two or more accounts managed by the portfolio manager are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated by AllianceBernstein to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the fund or the size of the position obtainable for the fund.
Aristotle Capital Management, LLC (Aristotle Capital).
In executing trades for clients, Aristotle Capital will at all times seek to obtain the most favorable terms for each transaction reasonably available under the circumstances. In placing brokerage, Aristotle Capital will consider the full range and quality of services including, among other things, the value of research provided as well as execution capability, commission rate, financial responsibility and responsiveness. Aristotle Capital's goal, when evaluating whether best execution is obtained, is to exercise reasonable, good faith judgment to select counterparties such as broker-dealers who will consistently provide best execution.
Aristotle Capital does not maintain formal soft dollar arrangements consisting of accumulation of credits which would be used to pay for products and services covered under the safe harbor provided by Section 28(e) of the Exchange Act. Aristotle Capital may receive certain benefits from broker-dealers it uses to execute client trades where proprietary research is provided as a result of commissions paid. When receiving services under these circumstances, Aristotle Capital does so consistent with the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934. Aristotle Capital will not enter into any agreement or understanding with any broker-dealer which would obligate Aristotle Capital to direct a specific amount of brokerage transactions or commissions in return for such services.
Aristotle Capital may pay more than the lowest commission rate available to brokers whose proprietary research, services, execution abilities, or other legitimate and appropriate services are particularly helpful in Aristotle Capital's investment decision making process. As part of this determination, Aristotle Capital recognizes some brokerage firms are better at executing some types of orders than others. Thus, it may be in the best interest of the clients to utilize a broker whose commission rates are not the lowest, but whose executions result in lower overall transaction costs. The overriding consideration in selecting brokers for executing portfolio orders is the maximization of client returns through a combination of controlling transaction and securities costs and seeking the most effective uses of brokers' research and execution capabilities.
Brandywine Global Investment Management, LLC (Brandywine Global).
As a sub-advisor to the fund, Brandywine Global seeks to obtain the most favorable total cost or proceeds in the execution of portfolio transactions. Brandywine Global considers a number of factors in determining broker selection including but not limited to: order size, price of the security, execution difficulty of the transaction, liquidity of the security, market and exchange conditions, order flow information, speed of execution desired, value if brokerage and research services provided and commission cost. The commission paid may not always reflect the lowest commission available in the market at a given point of time. Brandywine Global may receive research services from a broker in connection with initiating portfolio transactions for the fund. Such research may be available for the benefit of other accounts managed by Brandywine Global. Brandywine Global utilizes research, research-related products and other brokerage services provided to the firm on a third party research commission basis. Brandywine Global seeks to operate within the safe harbor of Section 28(e) of the Securities Exchange Act of 1934. In accordance with that safe harbor, Brandywine Global may execute client portfolio transactions through broker-dealers who provide research and brokerage services to Brandywine Global if Brandywine Global determines that the commissions paid are reasonable in relation to the research or brokerage services received. Trading strategy is determined on Brandywine Global's trading desk after order review by portfolio manager and trader. The portfolio managers and traders analyze brokerage and execution results through review of trading reports available through proprietary Brandywine Global systems and a third-party transaction review provider.
ClariVest Asset Management LLC (ClariVest).
ClariVest's principal objective in selecting broker/dealers and entering Client trades is to obtain best execution for Clients' transactions. As such, ClariVest will follow procedures to ensure that it is seeking to receive the best execution available on Client trades as there may be conflicts of interests that on occasion arise in the trading function. ClariVest's full policy regarding portfolio transactions is contained in its Compliance Manual.
Best Execution
It is ClariVest's policy to always seek best execution for Client securities transactions. ClariVest maintains a process for ensuring that (1) it is seeking to execute client transactions under the most favorable terms given the circumstances and (2) ClariVest has made a good faith determination that the commissions paid are reasonable in relation to the value of the services provided. All broker-dealers are unaffiliated with ClariVest. ClariVest considers the full range and quality of the broker-dealer's service in selecting broker-dealers to meet best execution obligations, and may not pay the lowest commission rate available. ClariVest shall evaluate its efforts to seek to obtain best execution on Client trades through:
  initial review of individual broker-dealers,
  contemporaneous reviews of trading by ClariVest's Portfolio Managers, and quarterly Best Execution Committee meetings. The Best Execution Committee meetings shall include the Chief Investments Officer, CCO and representatives from the Portfolio Management and Operations teams.
ClariVest does not enter into any formal soft dollar commitments/arrangements, written or verbal, explicit or implied, with any broker-dealers. A soft dollar commitment/arrangement is viewed by ClariVest as a commitment, understanding or agreement to pay increased commissions, or direct trades to a broker-dealer, in exchange for research. ClariVest does, however, execute transactions for clients with broker-dealers that provide ClariVest with research or brokerage products and services, providing lawful and appropriate assistance to the Firm in the performance of its investment decision-making responsibilities. Research and brokerage products and services received from broker-dealers are supplements to ClariVest's own research efforts. ClariVest does not separately compensate broker-dealers with soft dollars for such products and services.
Allocation of Trades
ClariVest's allocation procedures seek to allocate investment opportunities among clients in the fairest possible way taking into account all clients' best interests. ClariVest will follow procedures to ensure that allocations do not involve a practice of favoring or discriminating against any client or group of clients. The firm's policy is to allocate all trades (initial as well as position building) on a pro-rata basis across all client accounts, unless outside factors (such as client guidelines) prevent such allocation. ClariVest performs this allocation prior to trading, and securities are subsequently allocated by the end of the trading day.
Allocation of Brokerage
Portfolio Managers seek to allocate trades across a variety of broker-dealers in an effort to minimize exposure to any single broker-dealer and to mitigate the potential negative consequences to ClariVest's ability to obtain best execution should there be personnel or other management changes at the broker-dealers. Portfolio Managers may utilize any number of trading venues to execute transactions with a broker-dealer from ClariVest's approved broker-dealer list.
Order Aggregation
Orders for the same security entered at the same time on behalf of more than one Client in a strategy will generally be aggregated (i.e., blocked or bunched) when possible, subject to the aggregation being in the best interests of all participating Clients. Orders for the same security entered at the same time across various strategies may be aggregated, subject to the aggregation being in the best interests of all participating Clients. All Clients participating in each aggregated order shall receive the average price and subject to minimum ticket charges, pay a pro-rata portion of commissions. Orders for the same security may be traded at the same time with different broker-dealers (and possibly obtain different execution) for a variety of reasons, including if the security is being traded differently.
D. E. Shaw Investment Management, L.L.C. (DESIM).
The vast majority of trades made on behalf of DESIM's Active Equity strategies are executed electronically. With respect to electronic execution, the D. E. Shaw group's selection of brokers is based on many factors, including price relative to peers and degree of electronic connectivity with the D. E. Shaw group's trading platform. The D. E. Shaw group evaluates connectivity by considering, among other factors, each broker's messaging protocols, trading system support, system speed, and technical support. The D. E. Shaw group reviews the competitiveness of executing brokers, including their relative price and degree of connectivity, on a periodic basis. In addition, the D. E. Shaw group considers commission and commission equivalents, if any, and other transaction costs, as well as the overall quality of the execution services offered, including such factors as execution capability, willingness and ability to commit capital, creditworthiness and financial stability, clearance and settlement capability, ability to maintain confidentiality, and potential or perceived conflicts between prospective brokers, on the one hand, and DESIM's clients and the D. E. Shaw group, on the other hand.
The D. E. Shaw group conducts credit due diligence on clearing brokers. This due diligence process includes an initial review of each counterparty's legal structure and financial condition, and ongoing monitoring of news, financial, and credit data. The D. E. Shaw group does not monitor the credit quality of brokers that it engages solely for purposes of trade execution.
All new executing brokerage relationships are subject to an "execution review" conducted jointly by the Compliance function within the D. E. Shaw group's Legal & Compliance department, the relevant trading desk, and a relevant senior vice president or managing director. This review typically is carried out within 30 days of the first use of a new broker for a given strategy. Such strategy may continue using the new broker during this time. Compliance personnel also work with each trading desk on at least an annual basis to review and evaluate the performance of each approved executing broker in terms of its ability to provide attractive pricing and commissions and the overall cost and quality of its services. Compliance personnel oversee such reviews by consulting with D. E. Shaw group traders and front office staff, and reviewing proprietary reports.
DESIM seeks to obtain the best execution of transactions for its clients under the circumstances (consistent with what it believes to be the best overall interests of the client), but need not solicit competitive bids, and does not have an obligation to seek the lowest available commission cost. The execution pricing offered by a financial institution or counterparty, including commissions and commission equivalents, if any, and other transaction costs, is normally an important factor in this decision, but the D. E. Shaw group's selection of executing brokers and other counterparties is also informed by the overall quality of the execution services offered, including such factors as: execution capability; willingness and ability to commit capital; creditworthiness and financial stability; clearance and settlement capability; ability to maintain confidentiality; and potential or perceived conflicts between clients of DESIM and its affiliated entities. Accordingly, transactions will not always be executed at the best price or the lowest available commission. The appropriateness of brokerage commissions is evaluated by the D. E. Shaw group on an ongoing basis.
DESIM does not enter into soft dollar arrangements with any of its executing brokers. However, subject to DESIM's obligations under the express terms of any applicable agreement and under applicable law, DESIM may engage and/or direct transactions or commissions to certain financial institutions and/or counterparties that may be willing to furnish services for the benefit of DESIM or a related party. It is expected that such services (if any) would include only research and brokerage services that are deemed to fall within the safe harbor provided by Section 28(e) of the U.S. Securities and Exchange Act of 1934, as amended, or any amendment or successor to such provision. Such services may include the provision of information on economic trends or conditions, political developments, industries, groups of securities, individual countries, and individual companies, as well as brokerage services or communication services related to the execution, clearing, and settlement of transactions.
DESIM currently does not execute, and in future does not expect to execute, trades through commission-recapture brokers.
The D. E. Shaw group's Legal & Compliance department has established trade allocation policies that govern how trades are allocated among D. E. Shaw group investment vehicles. With respect to DESIM's Active Equity strategies, trades for multiple accounts (i.e., funds or separately managed accounts) may be aggregated in an automated fashion using an algorithmic process, with positions purchased or sold in a bunched transaction allocated among Active Equity clients using methods determined by DESIM in its sole discretion (which methods may include allocating pro rata by assets under management or by relative order size). DESIM may increase or decrease the transaction amount allocated to each Active Equity client if deemed appropriate, for example to avoid holding odd lots or untenably small positions for particular clients. Alternatively, if DESIM is unable to or does not fully execute a bunched transaction, or if it determines that it would be impractical to allocate a small position among all of the Active Equity accounts initially intended to participate in the transaction, DESIM may allocate such positions in a manner determined in good faith to be an appropriate allocation.
The D. E. Shaw group's compliance function monitors the trading of separately managed accounts and funds managed by DESIM for pricing and quality of execution. The D. E. Shaw group's centralized trading desk attempts to act in a manner consistent with the best interests of each client and to seek best execution for all trades.
The D. E. Shaw group does not aggregate the trades executed for DESIM's clients with the trades of the D. E. Shaw group's non-DESIM clients, although the D. E. Shaw group's centralized trading desk executes all such trades.
FIAM LLC (FIAM).
The Selection of Securities Brokers and Dealers
FIAM or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) with which to place the fund's portfolio securities transactions. In selecting brokers, including affiliates of FIAM, to execute the fund's portfolio securities transactions, FIAM or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to FIAM's or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution or use of specific brokers over other factors. Based on the factors considered, FIAM or its affiliates may choose to execute an order using electronic channels, including broker-sponsored algorithms, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors may include, but are not limited to the following: price; costs; the size, nature and type of the order; speed of execution, financial condition and reputation of the broker; broker-specific considerations (e.g., not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; confidentiality and the potential for information leakage; the nature of existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of brokerage and research products and services, if applicable and where allowed by law.
In seeking best execution for portfolio securities transactions, FIAM and/or its affiliates from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. FIAM and/or its affiliates may also select brokers that charge more than the lowest commission rate available from another broker. Occasionally FIAM and/or its affiliates execute an entire securities transaction with a broker and allocate ("step out") all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of FIAM or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. FIAM and/or its affiliates execute futures transactions verbally and electronically.
The Acquisition of Brokerage and Research Products and Services
To the extent permitted by applicable law, brokers (who are not affiliates of FIAM) that execute transactions for the fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to FIAM or its affiliates.
Research Products and Services.   Products and services that FIAM or its affiliates have received during the last fiscal year include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone, video and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. Brokers also provide brokerage and research products and services in the form of a specific proprietary or third-party product or service, upon request by FIAM or its affiliates. Some of these brokerage and research products and services supplement FIAM's or its affiliates' own research activities in providing investment advice to the fund.
Execution Services. In addition, when permissible under applicable law, brokerage and research products and services include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).
Mixed-Use Products and Services. Although FIAM or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they may use commission dollars to obtain certain products or services that are not used exclusively in their investment decision-making process (mixed-use products or services). In those circumstances, FIAM or its affiliates will make a good faith effort to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").
Benefits to FIAM. FIAM's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these products or services with their own resources. Therefore, an economic incentive exists for FIAM and/or its affiliates to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on FIAM's or its affiliates' clients interest in receiving most favorable execution. FIAM and its affiliates manage the receipt of brokerage and research products and services and the potential conflicts through their Commission Uses Program. The Commission Uses Program effectively "unbundles" commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. Those brokers have client commission arrangements (each a CCA) in place with FIAM and its affiliates (each of those brokers is referred to as CCA brokers). In selecting brokers for executing transactions on behalf of the fund, the trading desks through which FIAM or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the brokers' quality of execution and without any consideration of brokerage and research products and services the CCA broker provides. Commissions paid to a CCA broker include both an execution commission and either credits or transmits the research portion (also known as "soft dollars") to a CCA pool maintained by each CCA broker. Soft dollar credits ("credits") accumulated in CCA pools are used to pay research expenses. In some cases, FIAM or its affiliates request that a broker that is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid with credits from the CCA pool. The administration of brokerage and research products and services is managed separately from the trading desks, and the traders have no responsibility for administering the research program, including the payment for research. FIAM and/or its affiliates, at times, use a third-party aggregator to facilitate payments to research providers. Where an aggregator is involved, the aggregator would maintain credits in an account that is segregated from the aggregator's proprietary assets and the assets of its other clients ("segregated account") and use those credits to pay research providers as instructed by FIAM or its affiliates. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that FIAM or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services are provided at no additional cost to FIAM or its affiliates or might not have an explicit cost associated with them.
FIAM's Decision-Making Process. In connection with the allocation of fund brokerage, FIAM and/or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/ or research products and services provided to FIAM and/or its affiliates, viewed in terms of the particular transaction for the fund or FIAM's and/or its affiliates' overall responsibilities to that fund or other clients for which FIAM or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with the fund's brokerage does not benefit the fund and certain clients will receive the benefit of the brokerage and research product or service obtained with other clients' commissions. As required under applicable laws or client policy, commissions generated by certain clients may only be used to obtain certain brokerage and research products and services. As a result, certain client accounts will pay more proportionately for certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each client continues to be allocated equitably. Certain non-equity accounts that on rare occasion may receive an equity security through an issuer restructuring or other event and are required or determine to dispose of such equity security, subject to applicable law and client policy, may trade at execution only rates outside of the Commission Usage Program. While FIAM and its affiliates take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither FIAM, its affiliates, nor the fund incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these brokerage and research products and services assist FIAM or its affiliates in terms of their overall investment responsibilities to the fund or any other client accounts for which FIAM or its affiliates may have investment discretion. Certain client accounts use brokerage commissions to acquire brokerage and research products and services that also benefit other client accounts managed by FIAM or its affiliates, and not every client account uses the brokerage and research products and services that have been acquired through that account's commissions.
Research Contracts. FIAM and/or its affiliates have arrangements with certain third-party research providers and brokers through whom FIAM and/or its affiliates effect fund trades, whereby FIAM and/or its affiliates pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, FIAM and/or its affiliates, at times, will cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to FIAM and/or its affiliates, or that may be available from another broker. FIAM's or its affiliates' potential determination to pay for research products and services separately (e.g., with hard dollars) is wholly voluntary on FIAM's and its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.
Funds Managed within the European Union. FIAM and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as "MiFID II", as implemented in the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the "FCA"), where applicable.
For accounts that are managed within the United Kingdom, FIAM's affiliate FMR Investment Management (UK) Limited (FMRIM (UK)) uses research payment accounts (RPAs) to cover costs associated with equity and high income external research that is consumed by those accounts in accordance with MiFID II and FCA regulations. With RPAs, clients pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission1. For clients that use an RPA, FMRIM (UK) establishes a research budget. The budget is set by first grouping accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union or the United Kingdom. In this regard, research budgets are set by research needs and are not otherwise linked to the volume or value of transactions executed on behalf of the account. For clients where portions are managed both within and outside of the United Kingdom, external research is paid using both a CCA and an RPA. Determinations of what is eligible research and how costs are allocated are made in accordance with FIAM's and its affiliates' policies and procedures. Costs for research consumed by accounts that use an RPA are allocated among the accounts within defined strategies pro rata based on the assets under management for each account. While the research charge paid on behalf of any one client that uses an RPA varies over time, the overall research charge determined at the client level on an annual basis will not be exceeded.
FMRIM (UK) is responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets are maintained in accounts at a third-party depository institution, held in the name of FMRIM (UK). FMRIM (UK) provides to client accounts, on request, a summary of: (i) the providers paid from the RPA; (ii) the total amount they were paid over a defined period; (iii) the benefits and services received by FMRIM (UK); and (iv) how the total amount spent from the RPA compares to the research budget set for that period, noting any rebate or carryover if residual funds remain in the RPA.
Impacted accounts, like those accounts that participate in CCA pools, at times, will make payments to a broker that include both an execution commission and a research charge, but unlike CCAs (for which research charges may be retained by the CCA broker and credited to the CCA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA are used to satisfy external research costs consumed by the accounts.
If the costs of paying for external research exceed the amount initially agreed in relation to accounts in a given strategy, FIAM or its affiliates may continue to charge those accounts beyond the initially agreed amount in accordance with MiFID II, continue to acquire external research for the accounts using its own resources, or cease to purchase external research for those accounts until the next annual research budget. If assets for specific accounts remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year's research charges for those accounts or rebated to those accounts.
Accounts managed by FIAM or its affiliates that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FIAM and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMRIM (UK) portfolio managers that manage fixed income accounts in any manner inconsistent with MiFID II and FCA regulations.
1 The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would be permissible under Section 28(e) of the Securities Exchange Act of 1934 by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for brokerage and research products and services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered "commissions" for Section 28(e) purposes.
Commission Recapture
From time to time, FIAM or its affiliates engage in brokerage transactions with brokers who are not affiliates of FIAM who have entered into arrangements with FIAM or its affiliates under which the broker will, at times, rebate a portion of the compensation paid by a fund ("commission recapture"). Not all brokers with whom the fund trades have been asked to participate in brokerage commission recapture.
Affiliated Transactions
FIAM or its affiliates place trades with certain brokers, including NFS, through its Fidelity Capital Markets (FCM) division, and Luminex, with whom they are under common control or otherwise affiliated, provided FIAM or its affiliates determine that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the fund and subject to other applicable law. In addition, from time to time, FIAM or its affiliates place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent and/or use Level ATS, an alternative trading system that is deemed to be affiliated with the Adviser, for execution services. Similarly, equity trades may be executed through national securities exchanges in which FIAM or its affiliates have an interest. Any decision to execute a trade through an alternative trading system or exchange in which FIAM or its affiliates have an interest are made in accordance with applicable law, including their obligation to seek best execution. For trades placed on such a system or exchange, FIAM or its affiliates may benefit in the form of increased valuations(s) of its equity interest, or other renumeration, but it is not possible to predict the likelihood of that occurring or quantify the amount of any such benefit in advance.
The Trustees of the fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.
Non-U.S. Securities Transactions
To facilitate trade settlement and related activities in non-U.S. securities transactions, FIAM or its affiliates effect spot foreign currency transactions with foreign currency dealers or may engage a third party to do so. Due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions are effected on behalf of funds by parties other than FIAM or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.
Trade Allocation
Although the Trustees and officers of the fund are substantially the same as those of certain other Fidelity® funds, investment decisions for the fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.
When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by FIAM to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.
Geode.
The Selection of Brokers
In selecting brokers or dealers (including affiliates of Strategic Advisers) to execute the fund's portfolio transactions, Geode considers factors deemed relevant in the context of a particular trade and in regard to Geode's overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. The factors considered will influence whether it is appropriate to execute an order using ECNs, electronic channels including algorithmic trading, or by actively working an order. Other factors deemed relevant may include, but are not limited to: price; the size and type of the transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the firm; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable. In seeking best qualitative execution, Geode may select a broker using a trading method for which the broker may charge a higher commission than its lowest available commission rate. Geode also may select a broker that charges more than the lowest commission rate available from another broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant.
The Acquisition of Brokerage and Research Products and Services
Brokers (who are not affiliates of Strategic Advisers) that execute transactions for the fund may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to Geode.
Research Products and Services. These products and services may include, when permissible under applicable law: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. Geode may request that a broker provide a specific proprietary or third-party product or service. Some of these products and services supplement Geode's own research activities in providing investment advice to the fund.
Execution Services. In addition, products and services may include, when permissible under applicable law, those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).
Mixed-Use Products and Services. Geode may use commission dollars to obtain certain products or services that are not used exclusively in Geode's investment decision-making process (mixed-use products or services). In those circumstances, Geode will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").
Benefit to Geode. Geode's expenses would likely be increased if it attempted to generate these additional products and services through its own efforts, or if it paid for these products or services itself. Certain of the brokerage and research products and services Geode receives are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these products or services may not have an explicit cost associated with such product or service.
Geode's Decision-Making Process. Before causing the fund to pay a particular level of compensation, Geode will make a good faith determination that the compensation is reasonable in relation to the value of the brokerage and/or research products and services provided to Geode, viewed in terms of the particular transaction for the fund or Geode's overall responsibilities to the fund or other investment companies and investment accounts. While Geode may take into account the brokerage and/or research products and services provided by a broker in determining whether compensation paid is reasonable, neither Geode nor the fund incurs an obligation to any broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these products and services assist Geode in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts; however, each product or service received may not benefit the fund. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by Geode.
Affiliated Transactions
Geode may place trades with certain brokers, including NFS, through its Fidelity Capital Markets (FCM) division, and Luminex, with whom Strategic Advisers is under common control, provided it determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms.
The Trustees of the fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.
Trade Allocation
Although the Trustees and officers of the fund are substantially the same as those of certain other Fidelity ® funds, investment decisions for the fund are made independently from those of other Fidelity ® funds or investment accounts (including proprietary accounts).The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.
When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.
Orders for funds and investment accounts are not typically combined or "blocked". However, Geode may, when feasible and when consistent with the fair and equitable treatment of all funds and investment accounts and best execution, block orders of various funds and investment accounts for order entry and execution.
Geode has established allocation policies for its various funds and investment accounts to ensure allocations are appropriate given its clients' differing investment objectives and other considerations. When the supply/demand is insufficient to satisfy all outstanding trade orders, generally the amount executed is distributed among participating funds and investment accounts based on account asset size (for purchases and short sales), and security position size (for sales and covers), or otherwise according to the allocation policies. These policies also apply to initial public and secondary offerings. Generally, allocations are determined by traders, independent of portfolio managers, in accordance with these policies. Allocations are determined and documented on trade date.
Geode's trade allocation policies identify circumstances under which it is appropriate to deviate from the general allocation criteria and describe the alternative procedures. For example, if a standard allocation would result in a fund or investment account receiving a very small allocation (e.g., because of its small asset size), the fund or investment account may receive an increased allocation to achieve a more meaningful allocation, or it may receive no allocation. Generally, any exceptions to Geode's policies (i.e., special allocations) must be approved by senior investment or trading personnel, reviewed by the compliance department, and documented.
J.P. Morgan Investment Management Inc. (JPMorgan).
In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders. In making this determination, JPMorgan considers a number of factors including, but not limited to: the price per unit of the security, the broker's execution capabilities, the commissions charged, the broker's reliability for prompt, accurate confirmations and on-time delivery of securities, the broker-dealer firm's financial condition, the broker's ability to provide access to public offerings, as well as the quality of research services provided. As permitted by Section 28(e) of the Securities Exchange Act, JPMorgan may cause the fund to pay a broker-dealer which provides brokerage and research services to JPMorgan, or the fund and/or other accounts for which JPMorgan exercises investment discretion an amount of commission for effecting a securities transaction for the fund in excess of the amount other broker-dealers would have charged for the transaction if JPMorgan determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or JPMorgan's overall responsibilities to accounts over which it exercises investment discretion. Not all such services are useful or of value in advising the fund. JPMorgan reports to the Board of Trustees regarding overall commissions paid by the fund and their reasonableness in relation to the benefits to the fund. In accordance with Section 28(e) of the Securities Exchange Act and consistent with applicable SEC guidance and interpretation, the term "brokerage and research services" includes (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody) or required by rule or regulation in connection with such transactions.
Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by JPMorgan under the sub-advisory agreement. The fees that the fund pays to JPMorgan are not reduced as a consequence of JPMorgan's receipt of brokerage and research services. To the extent the fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the fund may exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to JPMorgan in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to JPMorgan in carrying out its obligations to the fund. While such services are not expected to reduce the expenses of JPMorgan, JPMorgan would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.
Subject to the overriding objective of obtaining the best execution of orders, JPMorgan may allocate a portion of the fund's brokerage transactions to affiliates of JPMorgan. Under the 1940 Act, persons affiliated with the fund and persons who are affiliated with such persons are prohibited from dealing with the fund as principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. An affiliated person of the fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions.
In addition, the fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent, except pursuant to procedures adopted by the Board of Trustees that either comply with rules adopted by the SEC or with interpretations of the SEC's staff. JPMorgan expects to purchase securities from underwriting syndicates of which certain affiliates of JPMorgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of JPMorgan. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by the fund and all other accounts over which the same investment adviser has discretion, and that no shares will be purchased from JPMorgan Distribution Services or any of its affiliates.
On those occasions when JPMorgan deems the purchase or sale of a security to be in the best interests of the fund as well as other customers, including other funds, JPMorgan, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by JPMorgan in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the fund. In some instances, the allocation procedure might not permit the fund to participate in the benefits of the aggregated trade.
Allocation of transactions, including their frequency, to various broker-dealers is determined by JPMorgan based on its best judgment and in a manner deemed fair and reasonable to shareholders and consistent with JPMorgan's obligation to obtain the best execution of purchase and sales orders. In making this determination, JPMorgan considers the same factors for the best execution of purchase and sales orders listed above. Accordingly, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, JPMorgan is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the fund and/or other accounts over which JPMorgan exercises investment discretion. JPMorgan may cause the fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that JPMorgan determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of JPMorgan to the fund. To the extent such services are permissible under the safe harbor requirements of Section 28(e) of the Securities Exchange Act and consistent with applicable SEC guidance and interpretation, such brokerage and research services might consist of advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, the availability of securities or purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, market data, stock quotes, last sale prices, and trading volumes. Shareholders of the fund should understand that the services provided by such brokers may be useful to JPMorgan in connection with its services to other clients and not all the services may be used by JPMorgan in connection with the fund.
Under the policy for JPMorgan, "soft dollar" services refer to arrangements that fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act, as amended, which allow JPMorgan to allocate client brokerage transactions to a broker-dealer in exchange for products or services that are research and brokerage-related and provide lawful and appropriate assistance in the performance of the investment decision-making process. These services include third party research, market data services, and proprietary broker-dealer research. The fund receives proprietary research where broker-dealers typically incorporate the cost of such research into their commission structure. Many brokers do not assign a hard dollar value to the research they provide, but rather bundle the cost of such research into their commission structure. It is noted in this regard that some research that is available only under a bundled commission structure is particularly important to the investment process. However, the fund does not participate in soft dollar arrangements for market data services and third-party research.
Investment decisions for each fund are made independently from those for the other funds or any other investment company or account managed by JPMorgan. Any such other investment company or account may also invest in the same securities as the Trusts. When a purchase or sale of the same security is made at substantially the same time on behalf of a given fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which JPMorgan of the given fund believes to be equitable to the fund(s) and such other investment company or account. In some instances, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained by the fund.
To the extent permitted by law, JPMorgan may aggregate the securities to be sold or purchased by it for the fund with those to be sold or purchased by it for other funds or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Trusts, JPMorgan will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trusts is a customer of JPMorgan or their parents or subsidiaries or affiliates and in dealing with its commercial customers, JPMorgan and their respective parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trusts.
Loomis, Sayles & Company, L.P. (Loomis Sayles).
Portfolio Transactions
In placing orders for the purchase and sale of equity securities for the Fund, Loomis Sayles selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission, if any, will be paid. However, the commissions charged are believed to be competitive with generally prevailing rates. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions, if any, paid on transactions by reference to such data. In making such evaluation, factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.
Loomis Sayles may place orders for the Fund which, combined with orders for its other clients, may impact the price of the relevant security. This could cause the Fund to obtain a worse price on the transaction than would otherwise be the case if the orders were placed in smaller amounts or spread out over a longer period of time.
Subject to the overriding objective of obtaining the best possible execution of orders, Loomis Sayles may allocate brokerage transactions to affiliated brokers. Any such transactions will comply with Rule 17e-1 under the 1940 Act. In order for the affiliated broker to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, the Board, including a majority of the Independent Trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.
As discussed in more detail below, Loomis Sayles' receipt of brokerage and research products may sometimes be a factor in the Loomis Sayles' selection of a broker or dealer to execute transactions for a Fund, subject to Loomis Sayles' duty to seek best execution of the transactions. Such brokerage and research services may be paid for with Loomis Sayles' own assets or may, in connection with transactions in securities effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (the latter, sometimes referred to as "soft dollars").
Generally, Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles' opinion, can provide the best overall net results for its clients. Transactions in equity securities are frequently executed through a primary market maker, but may also be executed on an Electronic Communication Network ("ECN"), Alternative Trading System ("ATS"), or other execution systems that in Loomis Sayles' opinion can provide the best overall net results for its clients. Equity securities may also be purchased from underwriters at prices which include underwriting fees.
Transactions on stock, option, and futures exchanges involve the payment of negotiated brokerage commissions. In the case of securities traded in the OTC market, there is generally no stated commission but the price usually includes an undisclosed commission or mark-up.
Commissions and Other Factors in Broker or Dealer Selection
Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation: (a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services (as described in the section "Soft Dollars" below) provided by such brokers and/or dealers which are expected to enhance Loomis Sayles' general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, (g) fair dealing and (h) the quality of the overall brokerage and research services provided by the broker-dealer.
Soft Dollars
Brokerage trading activity is an essential factor in accessing Wall Street and third-party firm research. First and foremost, Loomis Sayles recognizes that it has a fiduciary duty to seek best execution of its clients' transactions. In regard to equity trading commissions paid to our trading counterparts, Loomis Sayles is unbundled across all our dealers, with execution and research commission splits being consistent across dealers. This enables our trading desk to route orders to dealers solely based on achieving best execution. Research products or services may be paid for with Loomis Sayles' own assets or may, in connection with transactions in equity securities effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (i.e. "soft dollars").
For purposes of this soft dollars discussion, the term "commission" includes commissions paid to brokers in connection with transactions effected on an agency basis. Loomis Sayles does not generate soft dollars on fixed-income transactions.
Loomis Sayles will only acquire research and brokerage products and services with soft dollars if they qualify as eligible products and services under the safe harbor of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). Eligible research services and products that may be acquired by Loomis Sayles are those products and services that may provide advice, analysis or reports that will aid Loomis Sayles in carrying out its investment decision-making responsibilities. Eligible research must reflect the expression of reasoning or knowledge (having inherently intangible and non-physical attributes) and may include the following research items: traditional research reports; discussions with research analysts and corporate executives; seminars or conferences; financial and economic publications that are not targeted to a wide public audience; software that provides analysis of securities portfolios; market research including pre-trade and post-trade analytics; and market data. Eligible brokerage services and products that may be acquired by Loomis Sayles are those services or products that (i) are required to effect securities transactions; (ii) perform functions incidental to securities transactions; or (iii) are services that are required by an applicable self-regulatory organization or SEC rule(s). The brokerage and research products or services provided to Loomis Sayles by a particular broker-dealer may include both (a) products and services created by such broker-dealer and (b) products and services created by other broker-dealers, and (c) products and services created by a third party. All soft dollar services are reviewed and approved by Loomis Sayles' Chief Compliance Officer.
If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a "research use") and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such "mixed-use item" between the research and non-research uses and will only use soft dollars to pay for the portion of the cost relating to its research use. As of the date of this SAI, there are no mixed-use services being provided to Loomis Sayles.
In connection with Loomis Sayles' use of soft dollars, a Fund may pay a broker-dealer an amount of commission for effecting a transaction for the Fund in excess of the amount of commission it or another broker-dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services provided by the broker-dealer, viewed in terms of either the particular transaction or Loomis Sayles' overall responsibilities with respect to the accounts as to which Loomis Sayles exercises investment discretion.
Loomis Sayles may use soft dollars to acquire brokerage or research products and services that have potential application to all client accounts, including the Fund. The soft dollars generated by Loomis Sayles' clients that are used to purchase research services with a Fund's commissions are not necessarily for the exclusive benefit of the particular Fund, but rather for the benefit of the funds/clients in the same product (e.g., Large Cap Growth). The soft dollar commissions of an account in one product are not used for the benefit of a product managed by a different investment team. Furthermore given the fact that soft dollars are generated from the trading in client/fund portfolios, those clients/funds that have cash flows will generally generate more soft dollars than clients/funds that do not have cash flows. However, the clients/funds with cash flows will not generate more soft dollars than the amount budgeted for the client/fund in a given year. Finally, while some clients do not generate soft dollar commissions, such as Wrap/Model Program clients, clients with directed brokerage or zero commission arrangements (which may limit or prevent Loomis Sayles from using such clients' commissions to pay for research and research services), and certain fixed income accounts, they may still benefit from the research provided to Loomis Sayles in connection with other transactions placed for other clients. As a result, certain clients may have more of their commissions directed for research and research services than others.
Loomis Sayles' use of soft dollars to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles believes that its use of soft dollars also benefits the Fund as described above. However, conflicts may arise between a Fund's interest in paying the lowest commission rates available and Loomis Sayles' interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with Loomis Sayles' own assets.
Loomis Sayles' traders are diligent in ensuring that the firm's average cost per share is appropriate, in consideration of the number and types of securities being purchased and sold and the various services rendered by broker-dealers, and well within recognized industry ranges of $.004-$.04 per share. The total average commission rate in 2022 was approximately $.03 per share.
Client Commission Arrangements
Loomis Sayles has entered into several client commission arrangements ("CCAs") (also known as commission sharing arrangements) with some of its key broker-dealer relationships. The execution rates Loomis Sayles has negotiated with such firms vary depending on the type of orders Loomis Sayles executes with the CCAs (i.e. electronic or traditional), but they will generally be between $.004 and $.02 per share.The CCA rate with such firms is consistent across broker-dealers and will generally result in a total cost of no more than $.04 per share.
Pursuant to the CCA agreements Loomis Sayles has with these broker-dealers, each firm will pool the research commissions accumulated during a calendar quarter and then, at the direction of Loomis Sayles, pay various broker-dealers and third party services from this pool for the research and research services such firms have provided to Loomis Sayles. These CCAs are deemed to be soft dollar arrangements, and Loomis Sayles and each CCA intends to comply with the applicable requirements of Section 28(e) of the Securities Exchange Act of 1934, as amended, as well as the Commission Guidance Regarding Client Commission Practices under Section 28(e) in the SEC Release No. 34-54165 dated July 18, 2006.
The CCAs enable Loomis Sayles to strengthen its relationships with its key broker-dealers, and limit the broker-dealers with whom it trades to those with whom it has FIX connectivity, while still maintaining the research relationships with broker-dealers that provide Loomis Sayles with research and research services. In addition, the ability to unbundle the execution and research components of commissions enables Loomis Sayles to provide greater transparency to its clients in their commission reports.
In addition to trading with the CCA broker-dealers discussed above, Loomis Sayles continues to trade with full service broker-dealers and ECNs, ATSs and other electronic systems.
As a result of guidance from the UK Financial Conduct Authority, Loomis Sayles pays broker-dealers a "Corporate Access" arrangement fee in hard dollars in connection with the Corporate Access meetings attended by investment team members who manage equity accounts of clients organized in the United Kingdom.
Aggregation of Orders
When Loomis Sayles believes it is desirable, appropriate and feasible to purchase or sell the same security for a number of client accounts at the same time, Loomis Sayles may (but is not obligated to) aggregate its clients' orders ("Aggregated Orders"), including orders on behalf of affiliated clients and hedge funds, in a way that seeks to obtain more favorable executions, in terms of the price at which the security is purchased or sold, the cost of the execution of the orders, and the efficiency of the processing of the transactions. Subject to certain exceptions, as provided in the Loomis Sayles Trade Aggregation and Allocation Policies and Procedures, all client accounts participating in an Aggregated Order, including affiliated clients and hedge funds, will participate at the average price at which the Aggregated Order was executed and will bear a pro rata portion of the execution cost of the Aggregated Order.
Orders may be (but are not required to be) added to a block over a reasonable period of time during the trading day without first allocating executed shares if the traders believe that the additional orders are based on the same news item, analyst recommendation or other triggering event that prompted the first order.
Although Loomis Sayles believes that the ability to aggregate orders for client accounts will in general benefit its clients as a whole over time, in any particular instance, such aggregation may result in a less favorable price or execution for any particular client than might have been obtained if a particular transaction had been effected on an unaggregated basis.
With respect to client accounts that have provided Loomis Sayles with directions to use specific brokers or dealers to execute some or all of their trades, compliance with such directions may in some instances result in such a directed brokerage account not participating in an Aggregated Order. As a result, the directed brokerage account may receive a less favorable price or execution, or incur higher execution costs, in particular transactions than if the directed brokerage account had participated in an Aggregated Order with other client accounts.
LSV Asset Management (LSV).
In selecting brokers for transactions, LSV uses its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution, i.e., the price and commission which provides the most favorable total cost and proceeds reasonably obtainable under the circumstances. Brokers may be selected on the basis of such factors as the following: the ability to match up natural order flow; the ability to control anonymity; timing or price limits; the quality of the back office; commission rates; use of automation; and/or the ability to provide information relating to the particular transaction or security. LSV periodically evaluates the quality of these brokerage services as provided by various firms.
LSV does not consider itself obligated to choose the broker offering the lowest available commission rate provided that the rate paid is for execution only. LSV keeps informed of rate structures offered by the brokerage community. In the selection of brokers, LSV does not solicit principal or competitive bids unless there is a clear indication that doing so would be in the best interest of its clients. LSV uses algorithmic trading and crossing networks in order to minimize market impact and to trade more efficiently.
Typically, LSV only trades during a rebalance of an investment strategy or upon the receipt of a cash flow request from a client. Cash flow requests, either additional contributions to a client's account or a redemption request, will be traded prior to any rebalance that is currently taking place in the same investment strategy. In the case of a rebalance, LSV may be in the position of buying and/or selling the same security for a number of its clients at roughly the same time. LSV will aggregate such transactions in the same direction if it believes such aggregation is consistent with its duty to seek best execution for its clients and is consistent with the terms of LSV's investment advisory agreement with each client for which trades are being aggregated.
Because of market fluctuations, the prices obtained on such aggregated transactions within a single day may vary substantially. In order to more equitably allocate the effects of such market fluctuations, for certain transactions, LSV may use an "averaging" procedure. Under this procedure, purchases or sales of a particular security for a client's account will at times be combined with purchases or sales of the same security for other clients on the same day in the same direction. These aggregations typically contain trades for accounts in an investment strategy that is undergoing a rebalance and would be sent to the market at approximately the same time. In such cases, the price shown on the confirmation of the client's purchase or sale will be the average execution price on all of the purchases and sales that are aggregated for this purpose. LSV does not step-out trades from aggregated transactions. Commission costs will be shared pro-rata based on each client's participation in the transactions.
Neuberger Berman Investment Advisers LLC (NBIA).
Orders for the purchase or sale of portfolio securities are placed on behalf of the allocated portion of the fund (the "Fund") advised by Neuberger Berman Investment Advisers LLC ("NBIA") pursuant to the terms of the sub-advisory agreement. In effecting securities transactions, NBIA, on behalf of the allocated portion of the Fund, seeks to obtain the best price and execution of orders. While affiliates of NBIA are permitted to act as brokers for the allocated portion of the Fund in the purchase and sale of its portfolio securities (other than certain securities traded on the OTC market) where such brokers are capable of providing best execution ("Affiliated Brokers"), NBIA generally will not use Affiliated Brokers with respect to the allocated portion of the Fund. For transactions for the allocated portion of the Fund which involve securities traded on the OTC market, NBIA purchases and sells OTC securities in principal transactions with dealers who are the principal market makers for such securities.
Purchases and sales of certain debt securities generally are transacted with issuers, underwriters, or dealers that serve as primary market-makers, who act as principals for the securities on a net basis. Brokerage commissions typically are not paid for such purchases and sales. Instead, the price paid for newly issued securities usually includes a concession or discount paid by the issuer to the underwriter, and the prices quoted by market-makers reflect a spread between the bid and the asked prices from which the dealer derives a profit.
The amount of brokerage commissions paid by the allocated portion of the Fund may vary significantly from year to year due to a variety of factors, including the types of investments selected by NBIA, investment strategy changes, changing asset levels, shareholder activity, and/or portfolio turnover.
Commission rates, being a component of price, are considered along with other relevant factors in evaluating best price and execution. In selecting a broker to execute transactions for the allocated portion of the Fund, NBIA generally considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information or services ("research services") provided by those brokers as well as any expense offset arrangements offered by the brokers.
NBIA may use an Affiliated Broker for the allocated portion of the Fund where, in the judgment of NBIA, that firm is able to obtain a price and execution at least as favorable as other qualified brokers.
The use of an Affiliated Broker by NBIA for the allocated portion of the Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. Before an Affiliated Broker is used, NBIA expressly authorizes the Affiliated Broker to retain such compensation, and the Affiliate Broker would have to agree to comply with the reporting requirements of Section 11(a).
Under the 1940 Act, commissions paid by the Fund to an Affiliated Broker in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, with respect to the allocated portion of the Fund the commissions paid to an Affiliated Broker will be at least as favorable to the Fund as those that would be charged by other qualified brokers having comparable execution capability in NBIA's judgment. NBIA, on behalf of the Fund, does not deem it practicable and in the best interests of the Fund to solicit competitive bids for commissions on each transaction effected by an Affiliated Broker. However, when an Affiliated Broker is executing portfolio transactions on behalf of the Fund, consideration regularly will be given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits an Affiliated Broker from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Fund unless an appropriate exemption is available.
To ensure that accounts of all investment clients, including the Fund, are treated fairly in the event that NBIA provides transaction instructions to a broker regarding the same security for more than one investment account at or about the same time, NBIA may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.
In selecting a broker to execute Fund transactions, NBIA considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by non-affiliated brokers.
A committee comprised of officers of NBIA who are portfolio managers of other registered investment companies managed by NBIA (collectively, "Other NB Funds") and some of NBIA's managed accounts ("Managed Accounts") periodically evaluates throughout the year the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the Other NB Funds and the Managed Accounts. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the Other NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the Other NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.
The commissions paid to a broker may be higher than the amount another firm might charge if NBIA determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NBIA believes that those research services benefit the Fund by supplementing the information otherwise available to NBIA. While such research may be used for the Fund's benefit, that research may also be used by NBIA in servicing Other NB Funds and in servicing the Managed Accounts. On the other hand, research received by NBIA from brokers effecting portfolio transactions on behalf of the Other NB Funds and from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Fund's benefit. In addition, not all research services obtained by NBIA may be used in connection with the Fund.
In certain instances NBIA may specifically allocate brokerage for research services (including research reports on issuers and industries, as well as economic and financial data) which may otherwise be purchased for cash. While the receipt of such services has not reduced NBIA's normal internal research activities, NBIA's expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, NBIA is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to NBIA by or through broker dealers. Research obtained in this manner may be used in servicing any or all clients of NBIA and may be used in connection with clients other than those clients whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services described above, NBIA always considers its best execution obligation when deciding which broker to utilize.
Insofar as Fund transactions result from active management of equity securities, and insofar as Fund transactions result from seeking capital appreciation by selling securities whenever sales are deemed advisable without regard to the length of time the securities may have been held, it may be expected that the aggregate brokerage commissions paid by the Fund to brokers (including to Affiliated Brokers) may be greater than if securities were selected solely on a long-term basis.
PineBridge Investments LLC (PineBridge).
PineBridge has a fiduciary duty to seek best execution when effecting securities transactions on behalf of its Clients. To fulfill this obligation, PineBridge must not only seek for each transaction, the most favorable commission costs or proceeds under the circumstances, but also the best qualitative execution. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. PineBridge does not expect to use one particular broker, and when one or more brokers are believed capable of providing the best combination of price and execution, PineBridge may select a broker based upon brokerage or research services provided to PineBridge. PineBridge may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided. In placing trade orders in connection with PineBridge's various investment strategies and investment transactions, PineBridge will seek to obtain the most favorable terms and quality of execution for each transaction reasonably available. PineBridge may consider the full range and quality of a broker-dealer's services including, among other things, the execution capability, commission rate, financial condition and responsibility, responsiveness, and the value of research provided. It is the responsibility of PineBridge's investment and/or trading teams to seek to ensure that firm approved broker-dealers are selected for the execution of trades by PineBridge and that they are evaluated in a manner consistent with the Policy.
PineBridge has entered into commission sharing arrangements ("CSAs") with several broker-dealers. These CSAs are administered by a third party, Westminster Research Associates LLC ("Westminster") which provides commission management services. PineBridge may execute transactions with broker-dealers which pay for brokerage and research services and instruct such brokers to share with Westminster a portion of the commissions received from its clients, with respect to transactions PineBridge designates as "soft dollar" commission sharing. Westminster, in its role as administrator, will pay for these third-party research and brokerage products. All third party research and brokerage services must be preapproved by PineBridge Compliance.
In some instances, PineBridge may receive products and services that may be used for both research and non-research purposes. In such instances, PineBridge will make a good faith effort to determine the relative proportion of the products and services used for research purposes and the relative proportion used for non-research purposes. The proportion of the products and services attributable to research purposes may be paid through brokerage commissions generated by client transactions if they qualify as eligible products and services under the safe harbor of Section 28(e) of the Securities Exchange Act of 1934; the proportion attributable to non-research purposes will be paid for by PineBridge from its own resources.
It is the policy of PineBridge to allocate investment opportunities and transactions it identifies as being appropriate and prudent among its clients on a fair and equitable basis over time. PineBridge may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of PineBridge that the advantages of combined orders outweigh the possible disadvantages of combined orders.
Principal Global Investors, LLC (Principal).
Principal pays for some services with soft dollars however it generally limits its participation in these arrangements annually to an amount that, in its judgment, ensures best execution of client transactions. It is Principal's policy at all times to use all soft dollar credits generated by brokerage commissions attributable to client accounts in a manner consistent with the "safe harbor" established by Section 28(e) of the Securities Exchange Act. Principal also incorporates and adheres to various client specified guidelines and direction regarding such arrangements. All research and resource costs are ultimately reflected in net investment results to clients, whether in the form of direct fees to Principal, or in the form of transaction costs. Principal is highly attentive to both, consistent with the aim of delivering competitive, value added, risk adjusted performance on behalf of clients. Services purchased with soft dollars might include research, brokerage, and products which assist in the investment decision making process. The research and services received through soft dollars arrangements is used to improve the portfolio management process for the portfolios.
Principal seeks to execute securities transactions for clients in such a manner that the client's total costs or proceeds in each transaction are the most favorable under the circumstances. Principal operates in an unbundled commission structure meaning Principal no longer ties research and trade execution together. Principal has over 120 brokers on its approved list and over 40 of these are part of its Commission Sharing Agreement (CSA) process. Principal uses Virtu Financial as their commission aggregator. This gives Principal experienced trading staff complete flexibility to seek best execution on each trade.
Principal evaluates brokers' trade executions on the basis of: (1) their ability to trade orders within the current price range and position difficult blocks, (2) the use and availability of capital, (3) commission rates, (4) the discreet handling of orders, (5) the promptness and accuracy of their settlement process and (6) their ability to generate ideas and add value. Principal uses the firms that rate the highest on these criteria.
To assist in weighing each broker's merits, Principal conducts a semi-annual Broker Vote to assess the quality of execution services received by the trade desk. In addition, Principal utilizes Transaction Cost Analysis to assist in broker evaluation.
The following is a non-exhaustive list of the services or qualities desired from brokers:
  ability to execute and settle trades in a prompt, orderly and satisfactory manner trading flow in securities, ability to have or find the other side of a trade good financial condition
  confidentiality about the order
  availability of information, good lines of communication
  bid-ask spreads, inventory, ability to commit capital
  public offering allocations
  trading costs
  responsiveness to requests and issues, especially during volatile market periods access to quantitative trading tools
  appropriate bids-offers on complex OTC securities
The aggregation of commission credits may unintentionally result in some Principal clients paying a lower amount of commissions compared to another client. Research obtained through CSAs may be used to benefit any Principal client, not limited to the client whose account generated the credits. Research is not allocated to the client accounts in direct proportion to the commission credits that the client account may have earned. Principal may also share research across teams such that clients who did not earn commission credits may receive a benefit from such research. Principal determines and pays a fair and reasonable amount for research out of its own assets to offset those clients who do not participate in the CSA program and therefore do not earn commission credits.
T. Rowe Price Associates, Inc. (T. Rowe Price).
Investment or Brokerage Discretion
Decisions with respect to the selection, purchase, and sale of portfolio securities on behalf of all or a portion of the fund's assets (the sub-fund) are made by T. Rowe Price. T. Rowe Price is responsible for implementing these decisions for the funds, including, where applicable, the negotiation of commissions, the allocation of portfolio brokerage and principal business, and the use of affiliates to assist in routing orders for execution. T. Rowe Price and its affiliated advisers entity (the "T. Rowe Price Advisers") may delegate actual trade execution to the trading desks of other T. Rowe Price Advisers and may use these other Price Advisers for certain other trading-related services.
Broker-Dealer Selection
With respect to equity, fixed income, and derivative transactions, and subject to the investment limitations of each fund, T. Rowe Price may effect principal transactions on behalf of a fund with a broker-dealer that furnishes brokerage and, in certain cases, research services; designate a broker-dealer to receive selling concessions, discounts, or other allowances; and otherwise deal with a broker-dealer in the acquisition of securities in underwritings.
Fixed Income Securities
In purchasing and selling fixed income securities, T. Rowe Price ordinarily place transactions with the issuer or a broker-dealer acting as principal for the securities on a net basis, with no stated brokerage commission being paid by the client, although the price usually reflects undisclosed compensation to the broker-dealer. Fixed income transactions may also be placed with underwriters at prices that include underwriting fees. Fixed income transactions through broker-dealers reflect the spread between the bid and asked prices.
Foreign Currency Transactions
Subject to the investment limitations of each fund, T. Rowe Price may engage in foreign currency transactions ( FX ) to facilitate trading in or settlement of trades in foreign securities. T. Rowe Price may use FX, including forward currency contracts, when seeking to manage exposure to or profit from changes in interest or exchange rates; to protect the value of portfolio securities; or to facilitate cash management. T. Rowe Price selects broker-dealers that they believe will provide best execution on behalf of the funds and other investment accounts that they manage, frequently via electronic platforms. To minimize transaction costs, certain FX trading activity may be aggregated across accounts, including the funds, but each account's trade is individually settled with the counterparty.
Equity Securities
Subject to the investment limitations of each fund, in purchasing and selling equity securities, T. Rowe Price seeks to obtain best execution at favorable security prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. However, under certain conditions, higher brokerage commissions may be paid to broker-dealers providing brokerage and research services to T. Rowe Price than might be paid to other broker-dealers in accordance with Section 28(e) of the 1934 Act ( Section 28(e) ) and subsequent guidance from regulators.
In selecting broker-dealers to execute the funds' portfolio transactions, consideration is given to such factors as the (i) liquidity of the security; (ii) the size and difficulty of the order; (iii) the speed and likelihood of execution and settlement; (iv) the reliability, integrity and creditworthiness, general execution and operational capabilities of competing broker-dealers and services provided; and (v) expertise in particular markets. It is not the policy of T. Rowe Price to seek the lowest available commission rate where it is believed that a broker-dealer charging a higher commission rate would offer greater reliability or provide better pricing or more efficient execution. Therefore, T. Rowe Price pays higher commission rates to broker-dealers that are believed to offer greater reliability, better pricing, or more efficient execution.
Best Execution
T. Rowe Price's Global Trading Committee ( GTC ) oversees the brokerage allocation and trade execution policies for T. Rowe Price. The GTC is supported by the equity and fixed income best execution subcommittees in T. Rowe Price's compliance with the execution policy. The execution policy requires T. Rowe Price to execute trades consistent with the principles of best execution which requires an adviser to take all sufficient steps to obtain the best possible result for the funds taking into account various factors.
Research Benefits
T. Rowe Price believes that original in-house research is the primary driver of value-added active management. Although research created or developed by a broker-dealer or its affiliate and research created or developed by an independent third party is an important component of T. Rowe Price's investment approach, T. Rowe Price relies primarily upon their own research and subject any outside research to internal analysis before incorporating it into the investment process.
T. Rowe Price may use equity brokerage commissions in connection with securities transactions consistent with Section 28(e) and other relevant regulatory guidance to acquire brokerage services from broker-dealers. Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides research services than the commission another broker-dealer would charge, provided the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage services provided. An adviser may make this good faith determination based upon either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion.
T. Rowe Price bears the cost of research services for all client accounts advised or subadvised by T. Rowe Price. Client accounts only pay execution commissions in connection with equity securities transactions. For certain T. Rowe Price funds, T. Rowe Price continues to use equity brokerage commissions from those funds' transactions through commission-sharing arrangements (consistent with Section 28(e)) to compensate certain U.S. broker-dealers for research services. T. Rowe Price, however, voluntarily reimburses those T. Rowe Price funds for any amount collected into the commission-sharing arrangements.
T. Rowe Price acquires proprietary research from broker-dealers who also provide trade execution, clearing settlement, and/or other services. Research received from broker-dealers or independent third-party research providers generally includes information on the economy; industries; groups of securities; individual companies; statistical information; accounting and tax law interpretations; political developments; legal developments affecting portfolio securities; technical market action; pricing and appraisal services; credit analysis; currency and commodity market analysis; risk measurement analysis; performance analysis; and analysis of corporate, environmental, social, and governance responsibility issues.
Research services are received in the form of written reports; computer-generated data; telephone contacts; investment conferences; bespoke services; financial models; and personal meetings with security analysts, market specialists, corporate and industry executives, and other persons. Research may also include access to unaffiliated individuals with expertise in various industries, businesses, or other related areas, including use of expert referral networks that provide access to industry consultants, vendors, and suppliers. T. Rowe Price may use a limited number of expert networks.
T. Rowe Price generally pays for data subscriptions, investment technology tools, and other specialized services to assist with the investment process directly from its own resources. T. Rowe Price also pays for fixed income research and services directly from its own resources where feasible or required.
Allocation of Brokerage Business *
T. Rowe Price has a policy of not pre-committing a specific amount of business to any broker-dealer over any specific period. T. Rowe Price makes brokerage placement determinations, as appropriate, based on the needs of a specific transaction such as market-making, availability of a buyer for or seller of a particular security, or specialized execution skills. T. Rowe Price may choose to allocate brokerage among several broker-dealers able to meet the needs of the transaction. Allocation of brokerage business is monitored on a regularly scheduled basis by appropriate personnel and the GTC.
T. Rowe Price may have brokerage relationships with broker-dealers that are, or are an affiliate of, clients that have appointed T. Rowe Price or an affiliate to serve as investment adviser, trustee, or recordkeeper. T. Rowe Price also has other relationships with or may own positions in the publicly traded securities of the broker-dealers with which they transact with or on behalf of our clients.
Evaluating the Overall Reasonableness of Brokerage Commissions Paid
On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of funds and other institutional clients. In evaluating the reasonableness of commission rates, T. Rowe Price may consider any or all of the following: (a) rates quoted by broker-dealers; (b) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (c) the complexity of a particular transaction in terms of both execution and settlement; (d) the level and type of business conducted with a particular firm over a period of time; (e) the extent to which the broker-dealer has capital at risk in the transaction; (f) historical commission rates; (g) rates paid by other institutional investors based on available public information; and (h) research provided by the broker-dealer.
Commission Recapture
Currently, T. Rowe Price does not recapture commissions, underwriting discounts, or selling-group concessions for equity or fixed income securities acquired in underwritten offerings. T. Rowe Price may, however, designate a portion of the underwriting spread to broker-dealers that participate in the offering.
Block Trading/Aggregated Orders/Order Sequencing *
Because certain investment vehicles (including the funds) managed by T. Rowe Price and other affiliated investment advisers have similar investment objectives and programs, investment decisions may be made that result in the simultaneous purchase or sale of securities. As a result, the demand for, or supply of, securities may increase or decrease, which could have an adverse effect on prices. Aggregation of orders may be a collaborative process between trading and portfolio management staff. T. Rowe Price's policy is not to favor one client over another in grouping orders for various clients.
The grouping of orders could at times result in more or less favorable prices. In certain cases, where the aggregated order is executed in a series of transactions at various prices on a given day, each participating investment vehicle's proportionate share of grouped orders reflects the average price paid or received. T. Rowe Price may include orders on behalf of T. Rowe Price Funds and other clients and products advised by T. Rowe Price and their affiliates, including the not-for-profit entities T. Rowe Price Foundation, Inc., the T. Rowe Price Program for Charitable Giving, Inc., employee stock for certain Retirement Plan Services relationships, and T. Rowe Price and its affiliates' proprietary investments, in its aggregated orders.
T. Rowe Price and other affiliated investment advisers have developed written trade allocation guidelines for their trading desks. Generally, when the amount of securities available in a public or initial offering or the secondary markets is insufficient to satisfy the volume for participating clients, T. Rowe Price will make pro-rata allocations based upon the relative sizes of the participating client orders or the relative sizes of the participating client portfolios depending upon the market involved, subject to portfolio manager and trader input. For example, a portfolio manager may choose to receive a non-pro-rata allocation to comply with certain client guidelines, manage anticipated cash flows, or achieve the portfolio manager's long-term vision for the portfolio. Each investment vehicle (including the T. Rowe Price funds) receives the same average share price of the securities for each aggregated order. Because a pro-rata allocation may not always accommodate all facts and circumstances, the guidelines provide for adjustments to allocation amounts in certain cases. For example, adjustments may be made: (i) to eliminate de minimis positions or to satisfy minimum denomination requirements; (ii) to give priority to accounts with specialized investment policies and objectives; and (iii) to allocate in light of a participating portfolio's characteristics, such as available cash, industry or issuer concentration, duration, and credit exposure. Such allocation processes may result in a partial execution of a proposed purchase or sale order.
T. Rowe Price employs certain guidelines in an effort to ensure equitable distribution of investment opportunities among clients of the firm, which may occasionally serve to limit the participation of certain clients in a particular security, based on factors such as client mandate or a sector- or industry-specific investment strategy or focus. For example, accounts that maintain a broad investment mandate may have less access than targeted investment mandates to certain securities (e.g., sector-specific securities) where the relevant adviser does not receive a fully filled order (e.g., certain IPO transactions) or where aggregate ownership of such securities is approaching firm limits.  Also, for certain types of investments, most commonly private placement transactions, conditions imposed by the issuer may limit the number or type of clients allowed to participate or number of shares offered to T. Rowe Price.
T. Rowe Price has developed written trade sequencing and execution guidelines that they believe are reasonably designed to provide the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. The policies and procedures are intended to mitigate conflicts of interest when: (i) trading both long and short in the same security; and (ii) shorting a security that is held by other accounts managed by T. Rowe Price that are not simultaneously transacting in the security. Notwithstanding the application of T. Rowe Price's policies and procedures, it may not be possible to mitigate all conflicts of interest when transacting both long and short in the same security; therefore, there is a risk that one transaction will be completed ahead of the other transaction, that the pricing may not be consistent between long and short transactions, or that a long or short transaction may have an adverse impact on the market price of the security being traded.
Miscellaneous
The brokerage allocation policies for T. Rowe Price is generally applied to all of their fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by broker-dealers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including client accounts) managed by T. Rowe Price. Therefore, research services received from broker-dealers that execute transactions for a particular fund will not necessarily be used by T. Rowe Price in connection with the management of that fund.
The T. Rowe Price funds do not allocate business to any broker-dealer on the basis of its sales of the funds' shares. However, this does not mean that broker-dealers that purchase fund shares for their clients will not receive business from the fund. T. Rowe Price may give advice and take action for clients, including the funds, that differs from advice given or the timing or nature of action taken for other clients. T. Rowe Price is not obligated to initiate transactions for clients in any security that their principals, affiliates, or employees may purchase or sell for their own accounts or for other clients.
Purchase and sale transactions may be effected directly among and between non-ERISA client accounts (including affiliated mutual funds), provided no commission is paid to any broker-dealer, the security traded has readily available market quotations, and the transaction is effected at the independent current market price.
The GTC is responsible for developing brokerage policies, monitoring their implementation, and resolving any questions that arise in connection with these policies for T. Rowe Price.
T. Rowe Price has established a general investment policy that they will ordinarily not make additional purchases of a common stock for their clients (including the funds) if, as a result of such purchases, 10% or more of the outstanding common stock of the issuer would be held by clients in the aggregate. Approval may be given for aggregate ownership up to 20%, and in certain instances, higher amounts. All aggregate ownership decisions are reviewed by the appropriate oversight committee. For purposes of monitoring both of these limits, securities held by clients and clients of affiliated advisers are included.
Conflicts of Interest
Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, exchange-traded funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, and common trust funds. T. Rowe Price also provides non-discretionary advice to institutional investors in the form of delivery of model portfolios. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that they believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts.
The T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on funds, including the T. Rowe Price funds. T. Rowe Price acts as subadviser to two mutual funds offered by Morningstar. T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates. The T. Rowe Price funds may generally not purchase shares of stock issued by T. Rowe Price Group, Inc. However, a T. Rowe Price Index fund is permitted to make such purchases to the extent T. Rowe Price Group, Inc. is represented in the benchmark index the fund is designed to track.
Additional potential conflicts may be inherent in our use of multiple strategies. For example, conflicts will arise in cases where different clients invest in different parts of an issuer's capital structure, including circumstances in which one or more clients may own private securities or obligations of an issuer and other clients may own or seek to acquire securities of the same issuer. For example, a client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other clients have an equity investment or may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, is involved in a merger or acquisition or a going private transaction, decisions over the terms of any workout or transaction will raise conflicts of interests. While it is appropriate for different clients to hold investments in different parts of the same issuer's capital structure under normal circumstances, the interests of stockholders and debt holders may conflict, as the securities they hold will likely have different voting rights, dividend or repayment priorities or other features that could be in conflict with one another. Clients should be aware that conflicts will not necessarily be resolved in favor of their interests.
In some cases, T. Rowe Price or its affiliates may refrain from taking certain actions or making certain investments on behalf of clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory actions or other implications for T. Rowe Price or its affiliates, or may sell investments for certain clients, in such case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold. In other cases, T. Rowe Price or its affiliates may take actions in order to mitigate legal risks to T. Rowe Price or its affiliates, even if disadvantageous to a client.
Conflicts such as those described above may also occur between clients on the one hand, and T. Rowe Price or its affiliates, on the other. These conflicts will not always be resolved in the favor of the client. In addition, conflicts may exist between different clients of T. Rowe Price or its affiliates. T. Rowe Price and one or more of its affiliates may operate autonomously from each other and may take actions that are adverse to other clients managed by an affiliate. In some cases, T. Rowe Price or its affiliates will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect T. Rowe Price or its affiliates' clients. In addition, certain regulatory restrictions may prohibit clients of T. Rowe Price or its affiliates from investing in certain companies because of the applicability of certain laws and regulations to T. Rowe Price, its affiliates, or the T. Rowe Price funds. T. Rowe Price or its affiliates' willingness to negotiate terms or take actions with respect to an investment for its clients may be directly or indirectly, constrained or impacted to the extent that an affiliate or the T. Rowe Price funds and/or their respective directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investments.
Investment personnel are mindful of potentially conflicting interests of our clients with investments in different parts of an Issuer's capital structure and take appropriate measures to ensure that the interests of all clients are fairly represented.
* For a fund where T. Rowe Price International Ltd. (TRPIL), T. Rowe Singapore Private Ltd. (T. Rowe Singapore), or T. Rowe Price Hong Kong Limited (TRPHK) serves as a sub-subadviser the above disclosure also applies to TRPIL, T. Rowe Singapore, and TRPHK.
Wellington Management Company LLP (Wellington Management).
Brokerage practices
Our core business practices regarding trading and brokerage are set forth below. We have also sought to describe conflicts that arise in connection with the execution of trades for client accounts and the measures we use to manage those conflicts.
Global Trading executes all orders for trades directed by our firm's portfolio managers. Our Global Trading professionals have responsibility for selection of brokers and electronic trading methods, negotiation of commission rates, sequencing of orders, and overall trade execution.
Trades may be executed through electronic trading methods, which include broker- sponsored algorithms and accessing third- party venues, by manually working an order with one or more counterparties, or through direct trading between client accounts. Trading policies are developed and monitored by our cross-functional Order Implementation Risk Committee.
A. HOW WE TRADE LIKE ORDERS
Aggregation of orders
Given our diverse investment platform, we frequently have open orders to buy or sell the same security in more than one client account. When orders are substantially similar, Global Trading typically aggregates them and places a block order with one or more brokers.
Our trading professionals use guidelines in deciding whether to aggregate orders. They consider factors such as: the time frame over which different portfolio managers wish to build, reduce or eliminate a position; price limits and other instructions established by a portfolio manager for a specific order for a client account; client cash flows; the liquidity of the securities involved; and other relevant market information. Orders may be added to a block over a reasonable period of time during the trading day without first allocating executed shares if Global Trading believes that the additional orders are based on the same news item, analyst recommendation or other triggering event that prompted the first order, or that the addition of the orders will not have a material impact on the block order.
While we typically aggregate similar orders, we may not do so in a number of circumstances, including where Global Trading determines that:
         The order is contingent on other executions or order terms such as price sensitivity or urgency to complete the trade differ significantly. In those circumstances, the trader handling the orders attempts to contact the portfolio managers involved to determine whether their intentions will be affected by the terms of the other orders. Once those conversations are concluded, the trader may sequence the orders in the process of seeking best execution. Likewise, when Global Trading becomes aware of new information that it believes might affect a portfolio manager's instructions regarding an order prior to its completion, Global Trading will seek to contact all appropriate portfolio managers and proceed in accordance with any revised instructions. A material change to a portfolio manager's instructions may also result in the separation of that order from the aggregated orders.
         Client account constraints, such as operational rules or broker/dealer selection requirements, may require orders to be traded separately from the aggregate order.
         Trades with low complexity of execution requirements may be traded separately from other orders without a material impact on other orders.
         The order is worked as part of a broader Program Trade, as described in the section on Best Execution.
Client accounts with orders traded separately may receive a different and inferior price from those accounts participating in the aggregate order.
Allocation of executions
As an aggregate order is filled, we allocate securities or cash among the participating accounts pro rata, based on the order size specified by the portfolio manager at the time of order entry. Except as described below, each participating client account receives a percentage of the executed portion of the order based upon each client account's percentage of the entire order. In some circumstances, additional allocation restrictions or preferences are dictated by the local market requirements or the issuer. When an aggregate order is filled through multiple executions, we allocate equity securities, where possible, at the average execution price, accounting for any differences in applicable commission rates across client accounts.
Similarly, we allocate fixed income instruments (including new issues) pro rata at each executed market level. In both cases, we generally round the allocation to a given account to the nearest round trading lot.
When an aggregate purchase or sale order is only partially filled, our allocation of securities or sale proceeds among participating client accounts can deviate from a pro rata allocation because the size of the allocation to a given account fails to meet one or more of the following criteria: a minimum lot size imposed by the issuer, a round trading lot size established by the relevant exchange or market convention, client-directed guidelines setting minimum position sizes, or a minimum allocation amount that we impose based on our judgment regarding the position size needed to attain reasonable liquidity and pricing in the market. In these instances, our Global Trading systems allocate the securities or cash using methods designed to achieve fair and equitable allocations for all clients over time. Sometimes the application of these criteria will prevent a client from participating in the allocation for a purchase or sale order entered for the client's account.
For clients investing in private equity, we follow standard practices with the exception that we take a modified approach for follow-on investments and generally seek to give existing investors in a portfolio company priority in maintaining their pro rata ownership interest; thereafter, we follow the principles outlined above.
While we believe that a pro rata allocation treats clients fairly in most instances, we recognize that a rigid formula will not always lead to a fair and equitable result. Accordingly, Global Trading or any portfolio manager may ask our Chief Compliance Officer (or the Chief Compliance Officer's designee) for an exception to the standard order aggregation and trade allocation processes described above. These exceptions are rare and will be granted only when we believe that all clients will be treated fairly under the proposed allocation.
Initial public offerings of equity securities
The allocation of equity IPOs is described in How we allocate equity IPOs.
B. HOW WE HANDLE COMPETING TRADES
Our diverse investment model often causes us to execute trades for one client that differ from, or conflict with, trades we are executing on behalf of another client. For example, one portfolio manager may be attempting to buy a security for one client account while another portfolio manager is selling the same security for another client. Likewise, one portfolio manager may sell short a security for one client while a different portfolio manager is purchasing the same security in another client account. We seek to obtain best price and most favorable execution on all orders, but one client may receive or appear to receive a more favorable outcome.
Contra orders
We execute contra orders (orders on opposite sides of the market) for accounts we manage in a manner designed to provide adequate market exposure to both orders. We generally place contra orders with different broker/dealers, but also use electronic trading methods when Global Trading determines that those methods offer adequate market exposure for the trades. Trades may be sequenced or executed at different terms than they otherwise would, in the interest of achieving best execution while also providing adequate market exposure for all orders. We do not consider trades executed through electronic trading methods with adequate market exposure to be direct trades.
We purchase securities from a broker to which we have recently sold the same securities when we believe that doing so is consistent with seeking best execution, particularly where that dealer is one of a limited number of brokers who hold or deal in those securities. We do not consider trades executed in this manner to be direct trades between client accounts.
C. OUR BROKERAGE PRACTICES
Our firm's relationships with broker/dealers, particularly those affiliated with large financial services organizations, are complex. We use broker/ dealers to execute trades on behalf of clients, but we also have many other relationships with them. Some examples include:
         We invest client assets in securities issued by broker/dealers or their affiliates;
         We provide investment management services to certain broker/dealers or their affiliates;
         Broker/dealers serve as counterparties to a variety of investment instruments, including derivatives that we manage on behalf of our clients;
         Certain broker/dealers serve as prime brokers to one or more of our Sponsored Funds;
         Certain broker/dealers provide both internally generated and third-party research and analytics to us as part of trade executions that we place on behalf of our clients;
         Family members of some of our personnel, including members of Global Trading, are employed by broker/dealers and third- party research providers; and
         Certain broker/dealers distribute some of our Sponsored Funds.
         Certain broker/dealers act as agents for securities borrowing programs for Sponsored Funds where the lenders may be entities that also, separately, have accounts advised by us.
All of these relationships pose the potential for a conflict in the selection of broker/dealers to execute trades in client accounts. For example, we understand that our firm has an incentive to select broker/dealers that provide research in connection with client trade executions or that confer some other benefit to us or our personnel.
One way we manage the conflicts created by these multifaceted relationships is through our structure. We have assigned responsibility for different activities to separate and distinct business groups within our firm. All of our trading activity is directed by Global Trading, while investment matters are handled by the appropriate portfolio management and research teams with assistance from our investment implementation support. Client relationships are managed by the Client Group. Global Trading also assigns coverage of trading relationships with broker/dealers so that no member of Global Trading is in a position to direct trades to a family member employed by a broker/dealer.
In addition to these structural arrangements, we manage the conflicts in our relationships with broker/dealers through our policies, as described below.
Best Execution
We seek best available price and most favorable execution (Best Execution) of the orders directed by our portfolio managers. We define Best Execution as a process, not a result: it is the process of executing portfolio transactions at prices and, if applicable, commissions that provide the most favorable total cost or proceeds reasonably obtainable under the circumstances (taking into account all relevant factors). Trading practices, regulatory requirements, liquidity, public availability of transaction information and commission structures vary considerably from one market to another. Best Execution incorporates many such factors, as well as the portfolio manager's investment intentions, and involves an evaluation of the trading process and execution results over extended periods. We regularly monitor our trade executions to assess our effectiveness in seeking Best Execution and use third-party analysis where applicable. We can never know with certainty that we have achieved Best Execution on any given trade, but we believe that over time we do achieve Best Execution.
Global Trading may choose to trade a portfolio of multiple securities with a single broker/dealer at a time (Portfolio Trades) to access aggregated liquidity more efficiently. The individual transactions may be executed at better or worse prices than similar transactions in the same securities that day in the interest of achieving Best Execution and maximizing the overall benefit to our clients.
Broker/dealer selection
An essential component of seeking Best Execution is broker/dealer qualification. We maintain a broad list of approved broker/dealers through which we can execute trades in client accounts. Each of our traders has discretion to decide which of those broker/dealers to use in executing specific transactions. The trader considers the wide range of brokerage services and capabilities applicable to a particular transaction and attempts to select a broker/dealer that is among those most capable of providing Best Execution. On any given trade, the relevant brokerage services and capabilities can include the ability to execute a difficult or unique trade, the ability to provide anonymity and confidentiality, the breadth of the broker/dealer's counterparty relationships, the likelihood of execution, the likelihood and timeliness of settlement, the broker/dealer's underwriting capabilities, its use of automation, and its willingness to commit capital. The applicability and importance of specific criteria will vary depending on the nature of the transaction, the market in which it occurs, and the number of broker/dealers that are capable of executing the transaction. A trader may or may not solicit bids from multiple broker/dealers based on that trader's judgment of the expected impact of a broad solicitation on the execution of that transaction.
In seeking Best Execution, eligible orders may be executed through electronic trading methods where broker/dealer selection is based on predetermined criteria.
While a trader does not consider research services when selecting a broker/dealer, we may execute orders with broker/dealers that provide research services to us when the trader handling the order believes that the broker/dealer can provide Best Execution.
Foreign currency transactions
We generally use broker/dealers to execute foreign currency transactions. However, we trade foreign currency through a client's custodian when legal requirements or operational considerations make executing through a broker/dealer impractical. For example, we issue standing instructions to client custodians to effect foreign currency transactions related to the repatriation of income.
Counterparty risk
We recognize that, as a by-product of investing, counterparty exposure is an unavoidable risk for all client accounts. We seek to preserve the ability of clients to take advantage of investment opportunities while prudently mitigating counterparty risk through counterparty selection and monitoring, trading discipline, standardized over-the-counter agreement terms and dedicated operational functions that oversee confirmation of trades, collateral management and pricing. Our traders execute transactions only with approved counterparties.
We periodically review all trading counterparties under a risk-based framework. The extent and timing of these reviews vary based on our assessment of the potential risks associated with the type of trading we conduct with that counterparty. We use both internal and external analysis in conducting these reviews, as appropriate. While we believe that these measures reduce the risk that a counterparty default will have a major impact on client accounts, they cannot guarantee that investment losses associated with a major counterparty default will be averted.
Commission rates
When applicable, brokerage commissions play an important role in our evaluation of Best Execution. As with other aspects of Best Execution, we believe that an analysis of commission costs must be multifaceted. The most appropriate commission on a trade is not always the lowest available commission. Many orders require skills and/or services that are not available at the lowest possible commission rate. The trader seeking to execute a specific order has full discretion to pay the commission rate necessary to pursue Best Execution of the order and selects a specific broker/dealer and commission rate based on their assessment of the execution requirements for the particular order.
We negotiate commission rates with broker/dealers in advance of trading based on the various types of trade execution that our client accounts may need. In many cases, we also negotiate commission rates with broker/dealers to include research services that are bundled with execution services. We attempt to negotiate rates that maximize the benefits received by our clients for their commission expenditures. Those benefits can include, but are not limited to, trade execution, the willingness and ability to commit capital and the availability of investment research provided by the broker/dealer. While some client accounts routinely make use of a range of services provided by broker/dealers, an account may make use of a particular service only rarely, if at all. As we cannot always predict when orders for a client account will require a particular service, we believe that access to the full range of services provided by broker/dealers generally benefits all client accounts. In the case of client accounts managed in strategies that we deem wholly systematic; Wellington Management has negotiated reduced commission rates for US algorithmic executions that we deem eligible. The reduced commission rates reflect their limited use of direct research. When orders for these client accounts are aggregated with other like orders for different strategies, the lower rate is not available. Global Trading retains discretion to determine whether the aggregation of orders is appropriate.
Client commissions and research benefits
Our investment professionals use research provided by broker/dealers (Research Services) in their decision making process. Research Services include written material and analyses, conversations with analysts at the research firms, meetings with corporate management and access to experts in a variety of fields, such as government officials, doctors, researchers, lawyers and scientists. Some of these Research Services are proprietary services developed by the broker/dealers themselves, and some of these Research Services are sourced from and developed by third-party research firms.
We believe that our clients benefit from our access to Research Services. Research Services can supplement our own internal research, particularly with respect to smaller issuers or niche markets. Research Services can also help investment professionals understand external perspectives on a given issuer, market or topic. However, market practices, regulatory constraints and our own choices regarding the provision of Research Services give rise to a number of conflicts between us and our clients and among our clients.
In most cases, broker/dealers provide Research Services as part of a package of services bundled with client trade execution services. Our clients generally pay trading commissions that cover both the cost of Research Services and the cost of execution services. (The portion of the bundled commission that goes towards payment for Research Services is often referred to as "soft dollars" or "soft commissions.") This practice creates a conflict between us and our clients. When client accounts pay bundled commission rates that include credits for Research Services, the commission rates are higher than the lowest available rate. While these trading commissions are paid for by our clients' accounts, the Research Services are provided to us. We thus receive a benefit because we do not have to pay for the Research Services ourselves. As a result, we may have an incentive to select broker/dealers based on our interest in receiving Research Services instead of our clients' interest in receiving the most favorable execution.
In some cases, a broker/dealer may execute a portion of an equity trade order using securities or cash from its own inventory in order to complete the transaction. In these instances, client trades executed at higher bundled commission rates will not yield all the Research Service credits anticipated at the time we placed the order, because commissions paid for the portion of the order executed by the broker/dealer as principal are not eligible to pay for Research Services.
Our approach to sharing research among our investment professionals also generates a conflict among our clients. We do not attempt to link soft commissions generated by a client's trading activity to Research Services that are specifically used by the investment professionals making investment decisions for that client's portfolio. Rather, we use the pool of soft commissions generated by all eligible client trading activity to pay for Research Services consumed by any of our investment professionals. While we believe that all of our clients benefit from our robust investment discussion across asset classes and investment approaches, some clients contribute more directly to the cost of obtaining Research Services used to inform that discussion.
The use and importance of Research Services to an individual portfolio manager's day-to-day investment process varies among our diverse investment styles. The breadth of use for a given Research Service also varies based on its content. Some Research Services cover topics of wide interest that benefit a broad group of client accounts, while others cover specialized topics that benefit a narrower segment of accounts. In addition, some client accounts generate more trading commissions than others. For example, mark-ups and mark- downs charged by broker/dealers (in lieu of commissions) for transactions in fixed income securities, currencies and derivatives are typically ineligible for Research Service credits, and some investment approaches trade based only on quantitative inputs or simply trade less frequently than others. As a result of these and other similar factors, some client accounts whose commissions pay for Research Services may not directly benefit from them, and some client accounts may benefit from Research Services without generating commissions that pay for them.
We may use some Research Services both to assist in the investment process and for other business purposes. In these "mixed use" circumstances, we will either allocate the cost of the services between client commissions and our own resources based on the proportionate use for each purpose, or we will pay for the entire service ourselves.
The business model bundling trade execution with Research Services prevails in most markets where we do business and manage client assets. However, in January 2018, rules regarding the use of client commissions to acquire Research Services took effect in the European Union (EU) (these rules were implemented in, and remain in effect in, the United Kingdom (UK)). Those rules, the conflict between those rules and the regulatory requirements in other major markets and the manner in which we have chosen to respond to those rules combine to generate additional conflicts between us and our clients and among our clients.
Following the implementation of the EU rules, our relevant European affiliates pay for Research Services related to our European and UK business out of their own resources. The remainder of our business continues to obtain Research Services under the bundled model. Client accounts that we consider to be part of our European and UK business pay execution only rates on their equity trades, and as such these accounts pay lower overall commission rates on equity trades than in accounts not considered part of our European or UK business including when their orders are aggregated with orders for other accounts.
Trades executed using broker capital
We engage broker/dealers as "at risk" counterparties to trades for client accounts (capital trades). Capital trades require broker/dealers to place their own capital at risk with respect to either the particular security or the collection of securities that is the subject of the client order. We use capital trades as part of the ongoing management of client accounts, as well as to facilitate account transitions. However, capital trades are not used proportionately across all client accounts and may not be used at all for some accounts. As with all transactions, we exercise our judgment in determining whether a capital trade is consistent with seeking Best Execution under the circumstances.
Although we may establish a stated commission rate in connection with these transactions, our assessment of Best Execution for these trades focuses on the prices our clients receive (taking into account all relevant factors), rather than the commissions paid. These prices may be influenced by the size of our past and future business with respect to all of our clients' trading activity with a broker/dealer. In any given situation, we may alter the terms of a principal bid trade after they have been agreed upon, if we believe that the terms negotiated have become unfair either to our clients or the broker/dealer due to changed circumstances.
Affiliated brokers
We do not own or control a broker/dealer that executes securities trades for client accounts. Clients, including registered mutual funds, that have trading restrictions and/or reporting obligations with respect to principal or agency transactions with particular brokers or dealers are required to notify us in writing of those affiliations and any associated trading restrictions for their accounts.
D. HOW WE MANAGE OTHER TRADING-RELATED COSTS
A trader may fulfill a single order through a number of smaller transactions. The number of participating accounts, aggregation of other like orders, execution strategy, market structure, liquidity and the number of execution venues used can result in multiple transactions. The number of transactions per order tends to increase where the liquidity of the security is low or where the firm's overall aggregate order size for a security is large. A client may incur significant trade ticket, custody and related fees due to multiple transactions. The impact of these costs tends to be higher for smaller accounts or for accounts invested in certain markets. We may, in our sole discretion, accept client instructions to impose minimum transaction amounts on that client's account on a "best efforts" basis in order to manage the cost of trading the account. Instructions of this type are likely to cause the client's order to be traded after any aggregated orders that do not have similar restrictions. (See Aggregation of orders.)
Commissions Paid
A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.
The following table shows the fund's portfolio turnover rate for the fiscal period(s) ended May 31, 2023 and 2022. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in Strategic Advisers' investment outlook.
Turnover Rates	2023	2022
Strategic Advisers® Large Cap Fund	67%	59%

During the fiscal year ended May 31, 2023, the following fund(s) held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by the fund as of the fiscal year ended May 31, 2023.
Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
Strategic Advisers® Large Cap Fund	Bank of America Corp.	$281,162,185
	Citigroup, Inc.	$99,359,944
	Goldman Sachs Group, Inc.	$139,232,950
	JPMorgan Chase & Co.	$450,463,289
	Morgan Stanley	$131,421,433
	UBS AG	$4,429,913

Effective November 20, 2020, Strategic Advisers ®  Core Fund ("Predecessor Fund") and two other funds were reorganized into the fund ("Reorganization"). The fund has adopted the Financial Statements of the Predecessor Fund.
The following table shows the total amount of brokerage commissions paid by the following fund(s), comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal year(s) ended May 31, 2023, 2022, and 2021. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.
Fund	Fiscal Year Ended	Dollar Amount	Percentage of Average Net Assets
Strategic Advisers® Large Cap Fund	2023	$9,876,529	0.02%
	2022	$8,390,361	0.01%
	2021	$8,835,835	0.02%

Brokerage commissions may vary significantly from year to year due to a variety of factors, including the types of investments selected by the sub-adviser(s), changes in transaction costs, and market conditions. Effective November 20, 2020, Strategic Advisers ®  Core Fund ("Predecessor Fund") and two other funds were reorganized into the fund ("Reorganization"). The fund has adopted the Financial Statements of the Predecessor Fund. During the fiscal year(s) ended May 31, 2023, 2022, and 2021, the following brokerage commissions were paid to affiliated brokers:
Fiscal Year End	Broker	Affiliated With	Transaction Initiated By	Commissions	Percentage of Aggregate Brokerage Commissions	Percentage of Aggregate Dollar Amount of Brokerage Transactions
2023	Fidelity Capital Markets	FMR LLC / Strategic Advisers	AllianceBernstein L.P.	$565	0.01%	0.02%
2023	Luminex Trading & Analytics	FMR LLC / Strategic Advisers	AllianceBernstein L.P.	$293	0.00%	0.01%
2023	Luminex Trading & Analytics	FMR LLC / Strategic Advisers	Brandywine Global Investment Management, LLC	$44	0.00%	0.00%
2023	Fidelity Capital Markets	FMR LLC / Strategic Advisers	FIAM LLC	$16,579	0.17%	0.41%
2023	Luminex Trading & Analytics	FMR LLC / Strategic Advisers	FIAM LLC	$3,109	0.02%	0.09%
2023	Luminex Trading & Analytics	FMR LLC / Strategic Advisers	J.P. Morgan Investment Management Inc.	$6,561	0.06%	0.18%
2023	Luminex Trading & Analytics	FMR LLC / Strategic Advisers	Principal Global Investors, LLC	$30	0.00%	0.00%
2023	FCM	FMR LLC / Strategic Advisers	Strategic Advisers LLC	$6,131	0.06%	0.16%
2023	Luminex	FMR LLC / Strategic Advisers	Strategic Advisers LLC	$1,301	0.01%	0.06%
2023	Luminex Trading & Analytics	FMR LLC / Strategic Advisers	T. Rowe Price Associates, Inc.	$8,149	0.08%	0.21%
2023	Luminex Trading & Analytics	FMR LLC / Strategic Advisers	Wellington Management Company LLP	$2	0.00%	0.00%
2022	Fidelity Capital Markets	FMR LLC / Strategic Advisers	AllianceBernstein L.P.	$454
2022	Luminex Trading & Analytics	FMR LLC / Strategic Advisers	AllianceBernstein L.P.	$77
2022	Luminex Trading & Analytics	FMR LLC / Strategic Advisers	ClearBridge Investments, LLC (A)	$31
2022	Fidelity Capital Markets	FMR LLC / Strategic Advisers	FIAM LLC	$34,312
2022	Luminex Trading & Analytics	FMR LLC / Strategic Advisers	FIAM LLC	$7,852
2022	Luminex Trading & Analytics	FMR LLC / Strategic Advisers	INVESCO LTD (A)	$754
2022	Luminex Trading & Analytics	FMR LLC / Strategic Advisers	J.P. Morgan Investment Management Inc.	$9,868
2022	Luminex Trading & Analytics	FMR LLC / Strategic Advisers	Principal Global Investors, LLC	$53
2022	FCM	FMR LLC / Strategic Advisers	Strategic Advisers LLC	$0
2022	Luminex	FMR LLC / Strategic Advisers	Strategic Advisers LLC	$0
2022	Luminex Trading & Analytics	FMR LLC / Strategic Advisers	T. Rowe Price Associates, Inc.	$6,316
2021	Fidelity Capital Markets	FMR LLC / Strategic Advisers	AllianceBernstein L.P.	$324
2021	Luminex Trading & Analytics	FMR LLC / Strategic Advisers	AllianceBernstein L.P.	$42
2021	Luminex Trading & Analytics	FMR LLC / Strategic Advisers	Brandywine Global Investment Management, LLC	$634
2021	Luminex Trading & Analytics	FMR LLC / Strategic Advisers	ClearBridge Investments LLC (A)	$27
2021	Fidelity Capital Markets	FMR LLC / Strategic Advisers	FIAM LLC	$49,284
2021	Luminex Trading & Analytics	FMR LLC / Strategic Advisers	FIAM LLC	$7,328
2021	Luminex Trading & Analytics	FMR LLC / Strategic Advisers	Invesco Advisers, Inc. (A)	$4,559
2021	Luminex Trading & Analytics	FMR LLC / Strategic Advisers	J.P. Morgan Investment Management Inc.	$2,844
2021	FCM	FMR LLC / Strategic Advisers	Strategic Advisers LLC	$0
2021	Luminex	FMR LLC / Strategic Advisers	Strategic Advisers LLC	$0
2021	Luminex Trading & Analytics	FMR LLC / Strategic Advisers	T ROWE PRICE ASSOCIATES INC	$8,018
(A) No longer serves as a sub-adviser to the Fund.

The following table shows the dollar amount of brokerage commissions paid to firms that may have provided research or brokerage services and the approximate dollar amount of the transactions involved for the fiscal year ended May 31, 2023.
Fund	Fiscal Year Ended	$ Amount of Commissions Paid to Firms for Providing Research or Brokerage Services	$ Amount of Brokerage Transactions Involved
Strategic Advisers® Large Cap Fund	2023	$4,987,528	$21,639,706,335
VALUATION
The NAV is the value of a single share. NAV is computed by adding the value of a fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.
The Board of Trustees has designated the fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. The Committee may rely on information and recommendations provided by affiliates of Strategic Advisers in fulfilling its responsibilities, including the fair valuation of securities.
Shares of underlying funds (other than ETFs) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. The Board of Trustees of each underlying Fidelity ® fund has designated the underlying fund's investment adviser as the valuation designee responsible for that fund's fair valuation function and performing fair value determinations as needed. References below to the Committee refer to the Fair Value Committee of the fund's adviser or an underlying Fidelity ® fund's adviser, as applicable.
Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying Fidelity ® non-money market fund, are valued as follows:
Most equity securities (including securities issued by ETFs) are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.
Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.
Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.
Prices described above are obtained from pricing services that have been approved by the Committee. A number of pricing services are available and a fund may use more than one of these services. A fund may also discontinue the use of any pricing service at any time. Strategic Advisers through the Committee engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.
Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.
Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including, but not limited to, price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading. The frequency that portfolio securities or assets are fair valued cannot be predicted and may be significant.
Portfolio securities and assets held by an underlying Fidelity ® money market fund are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price a money market fund would receive if it sold the instrument.
At such intervals as they deem appropriate, the Trustees of an underlying Fidelity ® money market fund consider the extent to which NAV calculated using market valuations would deviate from the $1.00 per share calculated using amortized cost valuation. If the Trustees believe that a deviation from a money market fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.
In determining the fair value of a private placement security for which market quotations are not available, the Committee generally applies one or more valuation methods including the market approach, income approach and cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.
The fund's adviser reports to the Board information regarding the fair valuation process and related material matters.

BUYING AND SELLING INFORMATION
Shares of the fund are offered only to certain clients of Strategic Advisers or its affiliates that have granted Strategic Advisers discretionary investment authority. If you are not currently a client in a discretionary investment program offered by Strategic Advisers or its affiliates, please call 1-800-544-3455 for more information.
Investors participating in a discretionary investment program are charged an annual advisory fee based on a percentage of the average market value of assets in their account. The stated fee is then reduced by a credit reflecting the amount of fees, if any, received by Strategic Advisers LLC or its affiliates from mutual funds for investment management or certain other services.
The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if Strategic Advisers determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the NAV of a fund or class, as applicable. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.
The fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. The fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES
Dividends. A portion of the fund's income may qualify for the dividends-received deduction available to corporate shareholders. A portion of the fund's dividends, when distributed to individual shareholders, may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met). Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).
Capital Gain Distributions. Unless your shares of the fund are held in a tax-advantaged retirement plan, the fund's long-term capital gain distributions, including amounts attributable to an underlying fund's long-term capital gain distributions, are federally taxable to shareholders generally as capital gains.
Returns of Capital. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold in taxable accounts.
Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by the fund with respect to foreign securities held directly by the fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by the fund. As a general matter, if, at the close of its fiscal year, more than 50% of the fund's total assets is invested in securities of foreign issuers, the fund may elect to pass through eligible foreign taxes paid and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements with respect to fund shares, a credit on their individual tax returns. In addition, if at the close of each quarter of its fiscal year at least 50% of the fund's total assets is represented by interests in other regulated investment companies, the same rules will apply to any foreign tax credits that underlying funds pass through to the fund. Special rules may apply to the credit for individuals who receive dividends qualifying for the long-term capital gains tax rate. Because the fund does not currently anticipate that securities of foreign issuers or underlying regulated investment companies will constitute more than 50% of its total assets at the end of its fiscal year, or fiscal quarter, respectively, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.
Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.
Fund of Funds. Because the fund is expected to invest in underlying funds in a fund of funds structure, the fund's realized losses on sales of shares of an underlying fund may be indefinitely or permanently deferred as "wash sales." Distributions of short-term capital gains by an underlying fund will be recognized as ordinary income by the upper-tier fund and would not be offset by the upper-tier fund's capital loss carryforwards, if any. Capital loss carryforwards of an underlying fund, if any, would not offset net capital gains of the upper-tier fund or of any other underlying fund.
Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity ® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 14 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Kathleen Murphy is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity®; funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.
The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund  are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Charles S. Morrison (1960)
Year of Election or Appointment: 2020
Trustee
Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.
Kathleen Murphy (1963)
Year of Election or Appointment: 2022
Trustee
Chair of the Board of Trustees
Ms. Murphy also serves as Trustee of other funds. Ms. Murphy serves as a Senior Adviser to the Chief Executive Officer of Fidelity Investments (2022-present), member of the Board of Directors of Snyk Technologies (cybersecurity technology, 2022-present), member of the Advisory Board of FliptRX (pharmacy benefits manager, 2022-present), member of the Board of Directors of Fidelity Investments Life Insurance Company (2009-present)), and member of the Board of Directors of Empire Fidelity Investments Life Insurance Company (2009-present). Previously, Ms. Murphy served as President of Personal Investing at Fidelity Investments (2009-2021), Chief Executive Officer of ING U.S. Wealth Management (2003-2008), and Deputy General Counsel, General Counsel and Chief Compliance Officer (1997-2003) of Aetna. Ms. Murphy also serves as Vice Chairman of the Board of Directors of the National Football Foundation (2013-present).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006
Trustee
Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is an independent Director of BLPF GP LLC (general partner of a private fund, 2006-present) and BlackRock US Core Property Fund, Inc. (real estate investment trust, 2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then, Aldrich, Eastman and Waltch, L.P.). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research and the Board of Trustees of the Museum of Fine Arts Boston.
Mary C. Farrell (1949)
Year of Election or Appointment: 2013
Trustee
Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and Director (2006-present) and Chair (2021-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005) and President (2009-2021) of the Howard Gilman Foundation (charitable organization). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.
Karen Kaplan (1960)
Year of Election or Appointment: 2006
Trustee
Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chair (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Executive Committee and past Chair of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women's Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2017-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), Secretary of the Ad Council, Inc. (2022-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of The Michaels Companies, Inc. (specialty retailer, 2015-2021), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women's accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).
Christine Marcks (1955)
Year of Election or Appointment: 2020
Trustee
Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President - Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity ® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption University (2019-present).
Heidi L. Steiger (1953)
Year of Election or Appointment: 2017
Trustee
Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and Chair of the Board of Directors and Chair of the Compensation Committee of Live Current Media, Inc. (2022-present). Previously, Ms. Steiger served as a member of the Board of Directors (2013-2021) and member of the Membership and Executive Committee (2017-2021) of Business Executives for National Security (nonprofit), a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009
Member of the Advisory Board
Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum's Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Assistant Secretary
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
James D. Gryglewicz (1972)
Year of Election or Appointment: 2015
Chief Compliance Officer
Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Christina H. Lee (1975)
Year of Election or Appointment: 2020
Secretary and Chief Legal Officer
Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).
Chris Maher (1972)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2020
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Standing Committees of the Trustees. The Board of Trustees has established two committees to supplement the work of the Board as a whole. The members of each committee are Independent Trustees.
The Audit and Compliance Committee is composed of all of the Independent Trustees, with Ms. Steiger currently serving as Chair. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. The committee determines whether at least one member of the committee is an "audit committee financial expert" as defined in rules promulgated by the SEC under the Sarbanes-Oxley Act of 2002. The committee normally meets in conjunction with in person meetings of the Board of Trustees, or more frequently as called by the Chair or a majority of committee members. The committee meets separately periodically with the fund's Treasurer, the fund's Chief Financial Officer, the fund's CCO, personnel responsible for the internal audit function of FMR LLC, and the fund's outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the fund for the purpose of preparing or issuing an audit report or related work. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the fund and the fund's service providers, (ii) the financial reporting processes of the fund , (iii) the independence, objectivity and qualification of the auditors to the fund, (iv) the annual audits of the fund's financial statements, and (v) the accounting policies and disclosures of the fund. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations (auditor independence regulations) of the SEC. It is responsible for approving all audit engagement fees and terms for the fund and for resolving disagreements between the fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the fund report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the fund and any service providers consistent with Public Company Accounting Oversight Board (PCAOB) Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence. The committee will discuss with the outside auditors any such disclosed relationships and their impact on the auditor's independence and objectivity. The committee will receive reports of compliance with provisions of the auditor independence regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the fund's service providers' internal controls and reviews with management, internal audit personnel of FMR LLC, and outside auditors the adequacy and effectiveness of the fund's and service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the fund's ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the fund's or service provider's internal controls over financial reporting. The committee will review with counsel any legal matters that may have a material impact on the fund's financial statements and any material reports or inquiries received from regulators or governmental agencies. The committee reviews at least annually a report from the outside auditor describing (i) any material issues raised by the most recent internal quality control review, peer review, or PCAOB examination of the auditing firm and (ii) any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm since the most recent report and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the fund's financial reporting process from the fund's Treasurer and outside auditors and will receive reports from any outside auditor relating to (i) critical accounting policies and practices used by the fund, (ii) alternative accounting treatments that the auditor has discussed with Strategic Advisers, and (iii) other material written communications between the auditor and Strategic Advisers (as determined by the auditor). The committee will discuss with Strategic Advisers, the fund's Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the fund. The committee will review with Strategic Advisers, the fund's Treasurer, outside auditors, and internal audit personnel of FMR LLC (to the extent relevant) the results of audits of the fund's financial statements. The committee will discuss regularly and oversee the review of the fund's major internal controls exposures, the steps that have been taken to monitor and control such exposures, and any risk management programs relating to the fund. The committee also oversees the administration and operation of the compliance policies and procedures of the fund and fund's service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee of the Board of Trustees or reserved to the Board itself. The committee has responsibility for recommending to the Board the designation of a CCO of the fund. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO and, if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports on significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the fund's compliance policies as required by Rule 38a-1 and quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws.
The Governance and Nominating Committee is composed of all of the Independent Trustees, with Ms. Farrell currently serving as Chair. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the Statement of Policy Relating to Personal Investing by the Independent Trustees and Independent Advisory Board Members. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the fund's or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the fund's expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the fund, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation.
During the fiscal year ended May 31, 2023, each committee held the number of meetings shown in the table below:
COMMITTEE	NUMBER OF MEETINGS HELD
Audit and Compliance Committee	5
Governance and Nominating Committee	4

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2022.
Interested Trustees
DOLLAR RANGE OF FUND SHARES	Charles S Morrison	Kathleen Murphy
Strategic Advisers® Large Cap Fund	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000

Independent Trustees
DOLLAR RANGE OF FUND SHARES	Peter C Aldrich	Mary C Farrell	Karen Kaplan	Christine Marcks
Strategic Advisers® Large Cap Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	none	over $100,000	none

DOLLAR RANGE OF FUND SHARES	Heidi L Steiger
Strategic Advisers® Large Cap Fund	$10,001-$50,000
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended May 31, 2023, or calendar year ended December 31, 2022, as applicable.
Compensation Table (A)
AGGREGATE COMPENSATION FROM A FUND	Peter C Aldrich	Mary C Farrell	Karen Kaplan	Christine Marcks
Strategic Advisers® Large Cap Fund	$50,704	$58,288	$50,704	$50,704
TOTAL COMPENSATION FROM THE FUND COMPLEX (B)	$297,500	$342,500	$297,500	$297,500

AGGREGATE COMPENSATION FROM A FUND	Heidi L Steiger
Strategic Advisers® Large Cap Fund	$59,160
TOTAL COMPENSATION FROM THE FUND COMPLEX (B)	$347,500

(A) Charles S. Morrison, Kathleen Murphy, and Howard E. Cox, Jr. are interested persons and are compensated by Strategic Advisers or an affiliate (including FMR).

(B) Reflects compensation received for the calendar year ended December 31, 2022, for 14 funds of one trust. Compensation figures include cash and may include amounts elected to be deferred.

As of May 31, 2023, the Trustees, Members of the Advisory Board (if any), and officers of the fund owned, in the aggregate, less than 1% of each class's total outstanding shares, with respect to the fund.

CONTROL OF INVESTMENT ADVISERS
FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of Strategic Advisers, FIAM, FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.
At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.
As of March 31, 2023, Equitable Holdings, Inc. ("EQH") owns approximately 3.5% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in AllianceBernstein Holding L.P. ("AB Holding Units"). AllianceBernstein Corporation (an indirect wholly-owned subsidiary of EQH, "General Partner") is the general partner of both AllianceBernstein Holding L.P. ("AB Holding") and AB. AllianceBernstein Corporation owns 100,000 general partnership units in AB Holding and a 1% general partnership interest in AllianceBernstein.
As of March 31, 2023, the ownership structure of AllianceBernstein, including limited partnership units outstanding as well as the general partner's 1% interest, is as follows: EQH and its subsidiaries, 60.0%; AB Holding, 39.3%; Unaffiliated holders, 0.7%.
Including both the general partnership and limited partnership interests in AB Holding and AllianceBernstein, EQH and its subsidiaries had an approximate 61.4% economic interest in AllianceBernstein as of March 31, 2023.
Aristotle Capital, a registered investment adviser, has its principal office at 11100 Santa Monica Boulevard, Suite 1700, Los Angeles, California 90025. Aristotle Capital is a limited liability company primarily owned by employees and management (86%) with a minority interest by Pacific Life Insurance company (less than 13%). Howard Gleicher, Aristotle Capital's CEO and Chief Investment Officer and Richard S. Hollander, Aristotle Capital's Chairman, each have 50% of the voting interest in Aristotle Capital. RCB Acquisition Company is a holding company that holds Mr. Hollander's ownership interest in Aristotle Capital Management.
Brandywine Global, a registered investment adviser, has its principal office at 1735 Market Street, Philadelphia, Pennsylvania 19103. Brandywine Global operates as an indirect wholly owned subsidiary of Franklin Resources, Inc (Franklin Templeton).
ClariVest is a registered investment adviser and has its principal office at 3611 Valley Centre Drive, Suite 100, San Diego, California 92130. Eagle Asset Management, Inc., a subsidiary of Raymond James Financial, owns 100% of ClariVest.
DESIM is a registered investment adviser. DESIM's main office is located at 1166 Avenue of the Americas, Ninth Floor, New York, New York 10036. DESIM is a wholly owned subsidiary of D. E. Shaw & Co., L.P. ("DESCO LP"). D. E. Shaw & Co., Inc. ("DESCO Inc.") is the general partner of DESCO LP. Dr. David E. Shaw is the president and sole shareholder of DESCO Inc.
FIAM is a registered investment adviser. FMR LLC is the ultimate parent company of FIAM. Information regarding the ownership of FMR LLC is disclosed above.
Geode, a registered investment adviser, is a subsidiary of Geode Capital Holdings LLC. Geode was founded in January 2001 to develop and manage quantitative investment strategies and to provide advisory and sub-advisory services.
JPMorgan is a wholly-owned subsidiary of JP Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMorgan is located at 277 Park Avenue, New York, NY 10172.
Loomis Sayles, a Delaware limited partnership with its principal business address at One Financial Center, Boston, Massachusetts 02111, is registered as an investment adviser pursuant to the Advisers Act. Loomis Sayles' sole general partner, Loomis, Sayles & Company, Inc. is directly owned by Natixis Investment Managers, LLC ("Natixis LLC"). Natixis LLC is an indirect subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is wholly-owned by BPCE, France's second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d'Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.
LSV, a registered investment adviser, has its principal office at 155 North Wacker Drive, Suite 4600, Chicago, Illinois 60606. LSV is a Delaware general partnership between its management team and current and retired employee and non-active partners, owners of a majority position, and SEI Funds, Inc., a wholly-owned subsidiary of SEI Investments Company and the owner of a minority position.
Neuberger Berman Investment Advisers LLC ("NBIA"), with its principal offices at 1290 Avenue of the Americas, New York, New York 10104, is a registered investment adviser and an indirect subsidiary of Neuberger Berman Group LLC ("NBG"). NBG is a holding company that through its subsidiaries provides a broad range of global asset management services. NBG's voting equity is owned by NBSH Acquisition LLC ("NBSH"). NBSH is owned by current and former employees, directors and consultants and, in certain instances, their permitted transferees.
PineBridge is an SEC-registered investment adviser with its principal office located at Park Avenue Tower, 65 E. 55th St, New York, New York 10022. Registered as an investment adviser since May 1983, PineBridge was formerly known as AIG Global Investment Corporation. PineBridge is currently an indirect subsidiary of PineBridge Investments, L.P., a company owned by Pacific Century Group ("PCG"), an Asia-based private investment group. PCG is majority owned by Richard Li Tzar Kai. As of May 31, 2023, PineBridge and its affiliates had approximately $147.3 billion in assets under management.
Principal, a registered investment adviser, has its principal office at 801 Grand Avenue, Des Moines, Iowa 50392. Principal is a diversified asset management organization and an indirect wholly-owned subsidiary of Principal Financial Group, Inc. ("PFG"). PFG is a public company listed on the NASDAQ offering a wide range of financial products and services through a diverse family of financial services companies.
T. Rowe Price is a registered investment adviser. T. Rowe Price Group, Inc., a publicly-traded financial services holding company (NASDAQ: TROW), owns 100% of the stock of T. Rowe Price and all of its subsidiaries.
Wellington Management, a registered investment adviser, has its principal office at 280 Congress Street, Boston, Massachusetts, 02210. The Managing Partner of Wellington Management Company LLP is Wellington Investment Advisors Holdings LLP. The ultimate parent company of the Wellington Management organization is Wellington Management Group LLP, a Massachusetts private limited liability partnership owned by its partners, all of whom are fully active in the business of the firm. No single partner owns or has the right to vote more than 5% of the Partnership's capital.
Strategic Advisers, the sub-adviser(s), the sub-subadviser(s) (if any), (the Investment Advisers), Fidelity Distributors Company LLC (FDC), and the fund have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the fund, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including the Investment Advisers' investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.
MANAGEMENT CONTRACT
The fund has entered into a management contract with Strategic Advisers, pursuant to which Strategic Advisers furnishes investment advisory and other services.
The fund's initial shareholder approved a proposal permitting Strategic Advisers to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements, subject to conditions of an exemptive order that has been granted by the SEC (Exemptive Order). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. Subject to oversight by the Board of Trustees, Strategic Advisers has the ultimate responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.
Strategic Advisers has retained AllianceBernstein L.P., Aristotle Capital Management, LLC, Brandywine Global Investment Management, LLC, ClariVest Asset Management LLC, D. E. Shaw Investment Management, L.L.C., FIAM LLC, Geode Capital Management, LLC, J.P. Morgan Investment Management Inc., LSV Asset Management, Loomis, Sayles & Company, L.P., Neuberger Berman Investment Advisers LLC, PineBridge Investments LLC, Principal Global Investors, LLC, T. Rowe Price Associates, Inc., and Wellington Management Company LLP to serve as sub-advisers for the fund.
FIAM, in turn, has retained FMR UK, FMR H.K., and FMR Japan to serve as sub-subadvisers for the fund.
The sub-advisers do not sponsor the fund.
It is not possible to predict the extent to which the fund's assets will be invested by a particular sub-adviser at any given time and one or more sub-advisers may not be managing any assets for the fund at any given time.
Management and Sub-Advisory Services. Under the terms of its management contract with the fund, Strategic Advisers acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. Strategic Advisers is authorized, in its discretion, to allocate the fund's assets pursuant to its investment strategy. Strategic Advisers or its affiliates provide the fund with all necessary office facilities and personnel for servicing the fund's investments, compensate all officers of the fund and all Trustees who are interested persons of the trust or of Strategic Advisers, and compensate all personnel of the fund or Strategic Advisers performing services relating to research, statistical and investment activities.
In addition, Strategic Advisers or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.
Under its respective sub-advisory agreement, and subject to the supervision of the Board of Trustees, each sub-adviser directs the investment of its allocated portion of the fund's assets in accordance with the fund's investment objective, policies and limitations.
Management-Related Expenses. In addition to the management fee payable to Strategic Advisers, the fund pays all of its expenses that are not assumed by Strategic Advisers or its affiliates. Under the terms of separate agreements between Strategic Advisers and the fund's transfer agent and service agent, Strategic Advisers or an affiliate is responsible for the payment of any fees associated with the transfer agent and service agent agreements. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, fees and expenses associated with the fund's securities lending program, if applicable, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
Management Fee.
For the services of Strategic Advisers under the management contract, the fund pays Strategic Advisers a monthly management fee calculated by adding the annual rate of 0.25% of the fund's average daily net assets throughout the month plus the total fees payable monthly to the fund's sub-advisers, if any, pursuant to the applicable investment sub-advisory agreement(s); provided, however, that the fund's maximum aggregate annual management fee will not exceed 0.65% of the fund's average daily net assets.
In addition, Strategic Advisers has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the average daily net assets of the fund until September 30, 2025. The fee waiver will increase returns.
Effective November 20, 2020, Strategic Advisers ®  Core Fund ("Predecessor Fund") and two other funds were reorganized into the fund ("Reorganization"). The fund has adopted the Financial Statements of the Predecessor Fund.
The following table shows the amount of management fees paid by the fund to Strategic Advisers for the fiscal year(s) ended May 31, 2023, 2022, and 2021. In addition, the table shows the amount of waivers reducing management fees.
Fund(s)	Fiscal Years Ended	Amount of Waivers Reducing Management Fees	Management Fees Paid to Investment Adviser	Management Fees Paid as a % of Average Net Assets of the Fund
Strategic Advisers® Large Cap Fund	2023	$128,076,977	$91,244,355	0.18%
	2022	$151,654,438	$107,964,599	0.18%
	2021	$109,234,120	$79,340,476	0.18%
Strategic Advisers may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. Strategic Advisers retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements will increase returns, and repayment of the reimbursement will decrease returns.
Sub-Adviser - AllianceBernstein. The fund and Strategic Advisers have entered into a sub-advisory agreement with AllianceBernstein pursuant to which AllianceBernstein may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays AllianceBernstein fees based on the net assets of the portion of the fund managed by AllianceBernstein pursuant to a separately negotiated investment mandate (a "Strategy"). The fees are calculated using the effective rate applicable to Aggregated Assets managed by AllianceBernstein under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by AllianceBernstein pursuant to that Strategy.
Sub-Adviser - Aristotle Capital.  The fund and Strategic Advisers have entered into a sub-advisory agreement with Aristotle Capital pursuant to which Aristotle Capital may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays Aristotle Capital fees based on the net assets of the portion of the fund managed by Aristotle Capital pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by Aristotle Capital under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by Aristotle Capital pursuant to that Strategy.
Sub-Adviser - Brandywine Global.  The fund and Strategic Advisers have entered into a sub-advisory agreement with Brandywine Global pursuant to which Brandywine Global may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays Brandywine Global fees based on the net assets of the portion of the fund managed by Brandywine Global pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by Brandywine Global under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by Brandywine Global pursuant to that Strategy.
Sub-Adviser - ClariVest. The fund and Strategic Advisers have entered into a sub-advisory agreement with ClariVest pursuant to which ClariVest may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays ClariVest fees based on the net assets of the portion of the fund managed by ClariVest pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by ClariVest under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by ClariVest pursuant to that Strategy.
Sub-Adviser - DESIM.  The fund and Strategic Advisers have entered into a sub-advisory agreement with DESIM pursuant to which DESIM may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays DESIM fees based on the net assets of the portion of the fund managed by DESIM pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by DESIM under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by DESIM pursuant to that Strategy.
Sub-Adviser - FIAM. The fund and Strategic Advisers have entered into a sub-advisory agreement with FIAM pursuant to which FIAM may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays FIAM fees based on the net assets of the portion of the fund managed by FIAM pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by FIAM under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by FIAM pursuant to that Strategy.
The following fee rate schedules apply to the mandates below.
Large Cap Core : 0.40% on the first $100 million in assets and 0.30% on any amount in excess of $100 million in assets.
Large Cap Value : 0.40% on the first $100 million in assets; 0.35% on the next $150 million in assets; 0.30% on the next $100 million in assets; and 0.25% on any amount in excess of $350 million in assets.
Quantitative Large Cap Core : 0.40% on the first $100 million in assets; 0.35% on the next $150 million in assets; 0.30% on the next $100 million in assets; and 0.25% on any amount in excess of $350 million in assets.
Sector Managed : 0.265% on all assets.
US Equity : 0.275% on the first $500 million in assets and 0.225% on any amount in excess of $500 million in assets.
U.S. Equity Large Cap Plus : 0.28% on the first $100 million in assets; 0.24% on the next $400 million in assets; and 0.17% on any amount in excess of $500 million in assets.
On behalf of the fund, FIAM, in turn, has entered into sub-subadvisory agreement(s) with FMR UK, FMR H.K., and FMR Japan. Pursuant to the sub-subadvisory agreement, FIAM may receive from the sub-subadviser investment research and advice on issuers outside the United States (non-discretionary services) and FIAM may grant the sub-subadviser investment management authority and the authority to buy and sell securities if FIAM believes it would be beneficial to the fund (discretionary services). FIAM, not the fund, pays the sub-subadviser(s).
Sub-Adviser - Geode. The fund and Strategic Advisers have entered into a sub-advisory agreement with Geode pursuant to which Geode may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays Geode fees based on the net assets of the portion of the fund managed by Geode pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by Geode under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by Geode pursuant to that Strategy.
The following fee rate schedules apply to the mandates below.
Factor-Based:  0.125% of the first $500 million in assets; 0.10% of the next $500 million in assets; and 0.075% on any amount in excess of $1 billion in assets.
Large Cap Put Spread:  0.125% of the first $500 million in assets; 0.10% of the next $500 million in assets; and 0.075% on any amount in excess of $1 billion in assets.
Sub-Adviser - JPMorgan.  The fund and Strategic Advisers have entered into a sub-advisory agreement with JPMorgan pursuant to which JPMorgan may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays JPMorgan fees based on the net assets of the portion of the fund managed by JPMorgan pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by JPMorgan under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by JPMorgan pursuant to that Strategy.
Sub-Adviser - Loomis Sayles.  The fund and Strategic Advisers have entered into a sub-advisory agreement with Loomis Sayles pursuant to which Loomis Sayles may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays Loomis Sayles fees based on the net assets of the portion of the fund managed by Loomis Sayles pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by Loomis Sayles under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by Loomis Sayles pursuant to that Strategy.
Sub-Adviser - LSV.  The fund and Strategic Advisers have entered into a sub-advisory agreement with LSV pursuant to which LSV may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays LSV fees based on the net assets of the portion of the fund managed by LSV pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by LSV under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by LSV pursuant to that Strategy.
Sub-Adviser - NBIA.  The fund and Strategic Advisers have entered into a sub-advisory agreement with NBIA pursuant to which NBIA may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays NBIA fees based on the net assets of the portion of the fund managed by NBIA pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by NBIA under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by NBIA pursuant to that Strategy.
Sub-Adviser - PineBridge.  The fund and Strategic Advisers have entered into a sub-advisory agreement with PineBridge pursuant to which PineBridge may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays PineBridge fees based on the net assets of the portion of the fund managed by PineBridge pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by PineBridge under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by PineBridge pursuant to that Strategy.
Sub-Adviser - Principal.  The fund and Strategic Advisers have entered into a sub-advisory agreement with Principal pursuant to which Principal may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays Principal fees based on the net assets of the portion of the fund managed by Principal pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by Principal under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by Principal pursuant to that Strategy.
Sub-Adviser - T. Rowe Price.  The fund and Strategic Advisers have entered into a sub-advisory agreement with T. Rowe Price pursuant to which T. Rowe Price may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays T. Rowe Price fees based on the net assets of the portion of the fund managed by T. Rowe Price pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by T. Rowe Price under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by T. Rowe Price pursuant to that Strategy.
Sub-Adviser - Wellington Management.  The fund and Strategic Advisers have entered into a sub-advisory agreement with Wellington Management pursuant to which Wellington Management may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays Wellington Management fees based on the net assets of the portion of the fund managed by Wellington Management pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by Wellington Management under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by Wellington Management pursuant to that Strategy.
The following table shows the amount of sub-advisory fees paid by Strategic Advisers, on behalf of the fund, to FIAM for the fiscal year(s) ended May 31, 2023, 2022, and 2021.
Fund	Fiscal Years Ended	Sub-Advisory Fees Paid to FIAM	Sub-Advisory Fees Paid to FIAM as a % of Average Net Assets of the Fund
Strategic Advisers® Large Cap Fund	2023	$7,351,005	0.01%
	2022	$10,464,137	0.02%
	2021	$10,863,899	0.03%
No sub-advisory fees were paid by Strategic Advisers, on behalf of the fund, to Geode for the fiscal years ended May 31, 2023, 2022, and 2021.
The following table shows the aggregate amount of sub-advisory fees paid by Strategic Advisers, on behalf of the fund, to sub-adviser(s) other than FIAM LLC and Geode Capital Management, LLC for the fiscal year(s) ended May 31, 2023, 2022, and 2021.
Fund	Fiscal Years Ended	Aggregate Sub-Advisory Fees Paid to Unaffiliated Sub-Adviser(s)	Aggregate Sub-Advisory Fees Paid to Unaffiliated Sub-Adviser(s) as a % of Average Net Assets of the Fund
Strategic Advisers® Large Cap Fund	2023	$84,739,817	0.17%
	2022	$97,553,444	0.16%
	2021	$68,700,749	0.16%
Expense estimates, which are accrued in the period to which they relate and adjusted when actual amounts are known, will cause differences between the amount of the management fees paid by the fund to Strategic Advisers and the aggregate amount of the sub-advisory fees paid by Strategic Advisers, on behalf of the fund, to the sub-adviser(s).
Niall Devitt and Gopalakrishnan Anantanatarajan are employees of Strategic Advisers, a subsidiary of FMR LLC and an affiliate of FMR. Strategic Advisers is the adviser to the fund.
Mr. Devitt is Lead Portfolio Manager of the fund and Mr. Anantanatarajan is Co-Portfolio Manager of the fund, and each receives compensation for those services. As of May 31, 2023, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager's compensation may be deferred based on criteria established by Strategic Advisers or at the election of the portfolio manager.
Each portfolio manager's base salary is determined by level of responsibility and tenure at Strategic Advisers or its affiliates. The primary components of each portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and a defined peer group assigned to each fund or account, and (ii) the investment performance of a broad range of Strategic Advisers® funds and accounts, including the fund. Accounts may include model portfolios designed for asset allocation, retirement planning, or tax-sensitive goals. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s), and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and peer group. A smaller subjective component of the bonus is based on each portfolio manager's overall contribution to management of Strategic Advisers. The portion of each portfolio manager's bonus that is linked to the investment performance of the portfolio manager's fund is based on the fund's pre-tax investment performance measured against the S&P 500® Index, and the pre-tax investment performance of the fund measured against the Morningstar® Large Blend Category. Each portfolio manager may be compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, Strategic Advisers' parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.
A portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by Strategic Advisers or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.
The following table provides information relating to other accounts managed by Gopalakrishnan Anantanatarajan as of May 31, 2023:
	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts**
Number of Accounts Managed	2	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$124,071	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Strategic Advisers ® Large Cap Fund ($50,437 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
** Includes assets invested in registered investment companies managed by the portfolio manager.
As of May 31, 2023, the dollar range of shares of Strategic Advisers ® Large Cap Fund beneficially owned by Mr. Anantanatarajan was none.

The following table provides information relating to other accounts managed by Niall Devitt as of May 31, 2023:
	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts**
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$50,437	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Strategic Advisers ® Large Cap Fund ($50,437 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.
** Includes assets invested in registered investment companies managed by the portfolio manager.
As of May 31, 2023, the dollar range of shares of Strategic Advisers ® Large Cap Fund beneficially owned by Mr. Devitt was $100,001 - $500,000.

PROXY VOTING GUIDELINES

Proxy Voting - Strategic Advisers.
On behalf of the fund, the Board of Trustees of the trust has delegated proxy voting authority to Strategic Advisers. Strategic Advisers has established the following Proxy Voting Guidelines.
I. General Principles
A. Strategic Advisers generally intends to vote shares of underlying funds held by a fund using echo voting procedures (that is, in the same proportion as the holders of all other shares of the particular underlying fund).
B. Any proposals not covered by paragraph A above or other special circumstances will be voted pursuant to the Proxy Voting Guidelines included as Attachment A.
Attachment A
I. Introduction
These guidelines are intended to help Fidelity's customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 75 years. Our core principles sit at the heart of our voting philosophy; putting our customers' and fund shareholders' long-term interests first and investing in companies that share our approach to creating value over the long-term guides everything we do. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.
In evaluating proxies, Fidelity considers factors that are financially material to individual companies and investing funds' investment objectives and strategies in support of maximizing long-term shareholder value. This includes considering the company's approach to financial and operational, human, and natural capital and the impact of that approach on the potential future value of the business.
Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.
II. Board of Directors and Corporate Governance
Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders' rights. The following general guidelines are intended to reflect these proxy voting principles.
A. Election of Directors
Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.
Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:
1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.
2. There are no women on the board or if a board of ten or more members has fewer than two women directors.
3. There are no racially or ethnically diverse directors.
4. The director is a public company CEO who sits on more than two unaffiliated public company boards.
5. The director, other than a CEO, sits on more than five unaffiliated public company boards.
Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:
1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.
2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.
3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.
B. Contested Director Elections
On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds' assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:
1. Management's track record and strategic plan for enhancing shareholder value;
2. The long-term performance of the company compared to its industry peers; and
3. The qualifications of the shareholder's and management's nominees.
Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.
C. Cumulative Voting Rights
Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.
D. Classified Boards
A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board's adoption of a classified board structure and support declassification of existing boards.
E. Independent Chairperson
In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.
F. Majority Voting in Director Elections
In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company's board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.
G. Proxy Access
Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company's proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company's shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.
H. Indemnification of Directors and Officers
In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).
III. Compensation
Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.
A. Equity Compensation Plans
Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:
1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate ("burn rate") considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.
2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.
3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.
As to stock option plans, considerations include the following:
1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.
2. Re-pricing: An "out-of-the-money" (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.
Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:
1. Whether the proposal excludes senior management and directors;
2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;
3. The company's relative performance compared to other companies within the relevant industry or industries;
4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and
5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.
B. Employee Stock Purchase Plans
These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing "best practices" in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.
IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote
Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:
- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;
- The alignment of executive compensation and company performance relative to peers; and
- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.
When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.
A. Compensation Committee
Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.
Fidelity will oppose the election of directors on the compensation committee if:
1.The compensation appears misaligned with shareholder interests or is otherwise problematic and results in concerns with:
a)The alignment of executive compensation and company performance relative to peers; and
b)The structure of the compensation program, including factors outlined above under the section entitled Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote.
2. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.
3. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:
a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or
b) Adopted or extended a golden parachute.
B. Executive Severance Agreements
Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as "golden parachutes." Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
V. Environmental and Social Issues
Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate consideration of human and natural capital issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund's investment objective and strategies.
Fidelity generally considers management's recommendation and current practice when voting on shareholder proposals concerning human and natural capital issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Fidelity evaluates shareholder proposals concerning natural and human capital topics. To engage and vote more effectively on the growing number of submitted proposals on these topics, we developed a four-point decision-making framework. In general, Fidelity will more likely support proposals that:
•Address a topic that our research has identified as financially material;
•Provide disclosure of new or additional information to investors, improving transparency;
•Provide value to the business or investors by improving the landscape of investment-decision relevant information or contributing to our understanding of a company's processes and governance of the topic in question; and
•Are realistic or practical for the company to comply with.
VI. Anti-Takeover Provisions and Shareholders Rights Plans
Fidelity generally will oppose a proposal to adopt an anti-takeover provision.
Anti-takeover provisions include:
- classified boards;
- "blank check" preferred stock (whose terms and conditions may be expressly determined by the company's board, for example, with differential voting rights);
- golden parachutes;
- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);
- poison pills;
- restricting the right to call special meetings;
- provisions restricting the right of shareholders to set board size; and
- any other provision that eliminates or limits shareholder rights.
A. Shareholders Rights Plans ("poison pills")
Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.
Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:
1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;
2. Is integral to a business strategy that is expected to result in greater value for the shareholders;
3. Requires shareholder approval to be reinstated upon expiration or if amended;
4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and
5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.
Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.
B. Shareholder Ability to Call a Special Meeting
Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.
C. Shareholder Ability to Act by Written Consent
Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.
D. Supermajority Shareholder Vote Requirement
Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.
VII. Anti-Takeover Provisions and Director Elections
Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.
Fidelity will consider supporting the election of directors with respect to poison pills if:
- All of the poison pill's features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.
- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.
- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.
VIII. Capital Structure and Incorporation
These guidelines are designed to protect shareholders' value in the companies in which the Fidelity funds invest. To the extent a company's management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.
A. Increases in Common Stock
Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.
In the case of real estate investment trusts (REITs), however, Fidelity will oppose a provision to increase the REIT's authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.
B. Multi-Class Share Structures
Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.
C. Incorporation or Reincorporation in another State or Country
Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.
IX. Shares of Fidelity Funds or other non-Fidelity Funds
When a Fidelity fund invests in an underlying Fidelity fund with public shareholders or a non-Fidelity investment company or business development company, Fidelity will generally vote in the same proportion as all other voting shareholders of the underlying fund (this is known as "echo voting"). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals, except where not permitted under applicable laws and regulations.
X. Foreign Markets
Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.
In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.
XI. Securities on Loan
Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.
XII. Avoiding Conflicts of Interest
Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.
Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.
XIII. Conclusion
Since its founding more than 75 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.
Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.
Glossary
  Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.
                    - For a large-capitalization company, burn rate higher than 1.5%.
                    - For a small-capitalization company, burn rate higher than 2.5%.
             - For a micro-capitalization company, burn rate higher than 3.5%.
  Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
  Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.
  Micro-capitalization company means a company with market capitalization under US $300 million.
  Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.
  Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.
Sub-Adviser(s):
Proxy voting policies and procedures are used by a sub-adviser to determine how to vote proxies relating to the securities held by its allocated portion of the fund's assets. The proxy voting policies and procedures used by a sub-adviser are described below.

Proxy Voting - AllianceBernstein.
Introduction
AllianceBernstein L.P.'s ("AB," "we," "us," "our" and similar terms) mission is to work in our clients' best interests to deliver better investment outcomes through differentiated research insights  and innovative portfolio solutions. As a fiduciary and investment adviser, we place the interests of our clients first and treat all our clients fairly and equitably, and we have an obligation to responsibly allocate, manage and oversee their investments to seek sustainable, long-term shareholder value. AB has authority to vote proxies relating to securities in certain client portfolios and, accordingly, AB's fiduciary obligations extend to AB's exercise of such proxy voting authority for each client AB has agreed to exercise that duty. AB's general policy is to vote proxy  proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, "proxies"), in a manner that serves the best interests of each respective client as determined by AB in its discretion, after consideration of the relevant  clients' investment strategies, and in accordance with this Proxy Voting and Governance Policy (" Proxy Voting and Governance Policy " or " Policy ") and the operative agreements governing the relationship with each respective client. This Policy outlines our principles for proxy voting, includes a wide range of issues that often appear on voting ballots, and applies to all of AB's internally managed assets, globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (" members of the Responsible Investing team "), in order to ensure that this Policy and its procedures are implemented consistently.
To be effective stewards of our client's investments and maximize shareholder value, we need to vote proxies on behalf of our clients responsibly. This Policy forms part of a suite of policies and  frameworks beginning with AB's Stewardship Statement that outline our approach to responsibility, responsible investing, stewardship, engagement, climate change, human rights, global slavery and human trafficking, and controversial investments. Proxy voting is an integral part of this process, enabling us to support strong corporate governance structures, shareholder rights, transparency and disclosure, and encourage corporate action on material environmental, social and governance and climate issues.
This Policy is overseen by the Proxy Voting and Governance Committee (" Proxy Voting and Governance Committee " or " Committee "), which provides oversight and includes senior representatives from Equities, Fixed Income, Responsibility, Legal and Operations. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in the Policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least  three times a year and as necessary to address special situations.
Research Underpins Decision Making
As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals. In turn, our votes on some proposals may vary by issuer while maintaining the goal of maximizing the value of the securities in client portfolios.
Research Services
We subscribe to the corporate governance and proxy research services of vendors such as Institutional Shareholder Services (" ISS ") and Glass Lewis at different levels. All our investment professionals can access these materials via the members of the Responsible Investing team and/or the Proxy Voting and Governance Committee.
Engagement
In evaluating proxy issues and determining our votes, we welcome and seek out points of view from various parties. Internally, the members of the Responsible Investing team may consult the Proxy Voting and Governance Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our Equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change that we believe will drive shareholder value. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and the members of the Responsible Investing team, who offer a more holistic view of governance practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.
Proxy Voting Guidelines
Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in the Proxy Voting and Governance Policy. We assess each proxy proposal in light of these principles. Our proxy voting "litmus test" will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.
Our proxy voting guidelines pertaining to specific issues are set forth in the Policy and include guidelines relating to board and director proposals, compensation proposals, capital changes and anti-takeover proposals, auditor proposals, shareholder access and environmental, social related proposals. The following are examples of specific issues within each of these broad categories:
Board and Director Proposals: Election of Directors
The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company's shares are traded, or (ii) set forth in the local market best practice code in the country where the subject company is domiciled and may take into account affiliations, related-party transactions and prior service to the company. We consider the election of directors who are "bundled" on a single slate to be a poor governance practice and vote on a case-by-case basis considering the amount of information available and an assessment of the group's qualifications.
Capital Changes and Anti-Takeover Proposals: Authorize Share Repurchase
We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.
Auditor Proposals: Appointment of Auditors
We believe that the company is in the best position to choose its accounting firm, and we generally support management's recommendation.
We recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm's auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the U.K. market, which utilizes a different standard, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company's audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.
Shareholder Access and Voting Proposals: Proxy Access for Annual Meetings
These proposals allow "qualified shareholders" to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the US Securities and Exchange Commission ("SEC") in 2010, but vacated by the D.C. Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company's annual proxy statement alongside management nominees.
We may vote against proposals that use requirements that are stricter than the SEC's framework, including implementing restrictions, and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or include their own competing, more strict, proposals on the same ballot.
We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.
Occasionally, we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.
Environmental, Social Related Disclosure Proposals Including Lobbying and Political Spending
We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.
We generally vote proposals in accordance with these guidelines but, consistent with our "principles-based" approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders, will be evaluated on a case-by-case basis, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are  in our clients' best interests.
Conflicts of Interest
As a fiduciary, we always must act in our clients' best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (" Code ") to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.
We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which we or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or  actual conflict of interest, we have established procedures for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients' best interests and are not the product of a conflict. These procedures include compiling a list of companies and organizations whose proxies may pose potential conflicts of interest (e.g., if such company is our client) and reviewing our proposed votes for these companies and organizations in light of the Policy and proxy advisors' recommendations. If our proposed vote is contrary to, or not contemplated in, the Policy, we refer to proposed vote to our Conflicts Officer for his determination.
In addition, our Proxy Voting and Governance Committee takes reasonable steps to verify that our primary proxy advisor, ISS, continues to be independent, including an annual review of ISS's conflict management procedures. When reviewing these conflict management procedures, we consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.
Voting Transparency
We publish our voting records on our Internet site ( www.alliancebernstein.com )   one business day after the company's shareholder meeting date. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor.  Alternatively, clients may make a written request to the Chief Compliance Officer.
Pre-Disclosure of Vote Intentions on Select Proposals
As part of our engagement and stewardship efforts, AB publishes our vote intentions on certain proposals in advance of select shareholder meetings, with an emphasis on issuers where our discretionary managed accounts have significant economic exposure. The selected proposals are chosen because they impact a range of key topics where AB may have expressed our viewpoints publicly, through prior engagement or proxy voting. We do not pre-disclose our vote intentions on mergers and acquisition activity. The published vote intentions are available on our   RI webpage.
Recordkeeping
All of the records referenced in our Policy will be kept in an easily accessible place for at least the timeframe required by local regulation and custom, with the minimum timeframe being the U.S. record retention requirement of six-plus years. We maintain the vast majority of these records electronically.
Loaned Securities
Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, for AB managed funds, the agent lenders have standing instructions to recall all securities on loan systematically in a timely manner on a best effort basis in order for AB to vote the proxies on those previously loaned shares.

  Proxy Voting - Aristotle Capital.
Aristotle Capital's policy is to vote proxies on behalf of client accounts. Aristotle Capital has adopted Proxy Voting Policies and Procedures. Where Aristotle Capital has proxy voting authority for securities of its advisory clients, Aristotle Capital will vote such securities for the exclusive benefit, and in the best economic interest, of those clients and their beneficiaries, as determined by Aristotle Capital in good faith, subject to any restrictions or directions from the client. Aristotle Capital will not have the ability to accept direction from clients on a particular solicitation.
Aristotle Capital has written proxy voting policies and procedures ("Proxy Procedures") as required by Rule 206(4)-6 under the Advisers Act. Such voting responsibilities are exercised in accordance with the general antifraud provisions of the Advisers Act, as well as with Aristotle Capital's fiduciary duties under federal and state law to act in the best interests of its clients.
Aristotle Capital has contracted with Institutional Shareholder Services ("ISS") and will use their proxy platform for proxy administration. Aristotle Capital will direct each custodian to forward proxy ballots to ISS for processing. Aristotle Capital has access to the ballots through the ISS website and may provide ISS with instructions on how to vote the ballots or Aristotle Capital may vote the ballots through the website. ISS records the votes and provides proxy voting accounting and reporting. Case-by-case proxy voting decisions are generally made by the Chief Investment Officer or his designee. All voting records are maintained by ISS, except that Aristotle Capital will maintain copies of any document created by Aristotle Capital that was material in making a determination of how to vote "case-by-case" proxy or that memorializes the basis for that decision.
Aristotle Capital acknowledges its responsibility for identifying material conflicts of interest related to voting proxies. In order to ensure that Aristotle Capital is aware of the facts necessary to identify conflicts, senior management of Aristotle Capital must disclose to the CCO any personal conflicts such as officer or director positions held by them, their spouses or close relatives, in any portfolio company. Conflicts based on business relationships with Aristotle Capital or any affiliate of Aristotle Capital will be considered only to the extent that Aristotle Capital has actual knowledge of such relationships. If a conflict may exist which cannot be otherwise addressed by the CIO, Aristotle Capital may choose one of several options including: (1) "echo" or "mirror" voting the proxies in the same proportion as the votes of other proxy holders that are not Aristotle Capital clients; (2) if possible, erecting information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict; or (3) if agreed upon in writing with the client, forwarding the proxies to affected clients and allowing them to vote their own proxies.
Clients may choose to vote their own proxies for securities held in their account or designate a third party to vote proxies. If this is the case, the Client must notify Aristotle Capital and proxy solicitations will be sent directly to clients or the third party designee who will then assume responsibility for voting them. If Aristotle Capital does not have the authority to vote proxies on behalf of the client, the client may contact Aristotle Capital with questions about a particular solicitation.

Proxy Voting - Brandywine Global.
I.           Client Accounts for which Brandywine Global Votes Proxies
Brandywine Global shall vote proxies for each client account for which the client:
              A.         has specifically authorized Brandywine Global to vote proxies in the applicable investment management agreement or other written instrument; or
                B.         without specifically authorizing Brandywine Global to vote proxies, has granted general investment discretion to Brandywine Global in the applicable investment management agreement.
Also, Brandywine Global shall vote proxies for any employee benefit plan client subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), unless the investment management agreement specifically reserves the responsibility for voting proxies to the plan trustees or other named fiduciary.
 At or prior to inception of each client account, Brandywine Global shall determine whether it has proxy voting authority over such account.
II.          General Principles
In exercising discretion to vote proxies for securities held in client accounts, Brandywine Global is guided by general fiduciary principles. Brandywine Global's goal in voting proxies is to act prudently and solely in the best economic interest of its clients for which it is voting proxies. In furtherance of such goal, Brandywine Global will vote proxies in a manner that Brandywine Global believes will be consistent with efforts to maximize shareholder values.
Brandywine Global does not exercise its proxy voting discretion to further policy, political or other issues that have no connection to enhancing the economic value of the client's investment. As part of our fiduciary duty, we do consider environmental, social, and governance ("ESG") issues that may impact the value of an investment, through introducing opportunity or by creating risk to the value, or both.
III.         How Brandywine Global Votes Proxies
Appendix A sets forth general guidelines considered by Brandywine Global and its portfolio management teams in voting common proxy items.
In the case of a proxy issue for which there is a stated position set forth in Appendix A, Brandywine Global generally votes in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global considers those factors and votes on a case-by-case basis in accordance with the general principles described in Section II. In the case of a proxy issue for which there is no stated position or list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global votes on a case-by-case basis in accordance with the general principles described in Section II.
The general guidelines set forth in Appendix A are not binding on Brandywine Global and its portfolio management teams, but rather are intended to provide an analytical framework for the review and assessment of common proxy issues. Such guidelines can always be superseded by a portfolio management team based on the team's assessment of the proxy issue and determination that a vote that is contrary to such general guidelines is in the best economic interests of the client accounts for which the team is responsible. Different portfolio management teams may vote differently on the same issue based on their respective assessments of the proxy issue and determinations as to what is in the best economic interests of client accounts for which they are responsible.
In the case of Taft-Hartley clients, Brandywine Global will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services' ("ISS") Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.
IV.          Use of an Independent Proxy Service Firm
Brandywine Global may contract with an independent proxy service firm to provide Brandywine Global with information and/or recommendations with regard to proxy votes. Any such information and/or recommendations will be made available to Brandywine Global's portfolio management teams, but Brandywine Global and its portfolio management teams are not required to follow any recommendation furnished by such service provider. The use of an independent proxy service firm to provide proxy voting information and/or recommendations does not relieve Brandywine Global of its responsibility for any proxy votes.
With respect to any independent proxy service firm engaged by Brandywine Global to provide Brandywine Global with information and/or recommendations with regard to proxy votes, Brandywine Global's Proxy Administrator shall periodically review and assess such firm's policies, procedures and practices including those with respect to the disclosure and handling of conflicts of interest.
V.           Conflict of Interest Procedures
In furtherance of Brandywine Global's goal to vote proxies in the best interests of clients, Brandywine Global follows procedures designed to identify and address material conflicts that may arise between the interests of Brandywine Global and its employees and those of its clients before voting proxies on behalf of such clients. Conflicts of interest may arise both at the firm level and as a result of an employee's personal relationships or circumstances.
                A.        Procedures for Identifying Conflicts of Interest
              Brandywine Global relies on the procedures set forth below to seek to identify conflicts of interest with respect to proxy voting.
                           1.          Brandywine Global's Compliance Department annually requires each Brandywine Global employee to complete a questionnaire designed to elicit information that may reveal potential conflicts between the employee's interests and those of Brandywine Global clients.
                          2.          Brandywine Global treats client and wrap sponsor relationships as creating a material conflict of interest for Brandywine Global in voting proxies with respect to securities issued by such client or its known affiliates.
                          3.          As a general matter, Brandywine Global takes the position that relationships between a non-Brandywine Global Franklin Resources business unit and an issuer (e.g., investment management relationship between an issuer and a non-Brandywine Global Franklin Resources-owned asset manager) do not present a conflict of interest for Brandywine Global in voting proxies with respect to such issuer because Brandywine Global operates as an independent business unit from other Franklin Resources business units and because of the existence of informational barriers between Brandywine Global and certain other Franklin Resources business units.
               B.        Procedures for Assessing Materiality of Conflicts of Interest
                          1.          All potential conflicts of interest identified pursuant to the procedures outlined in Section V.A.1. must be brought to the attention of the Investment Committee for resolution.
                          2.          The Investment Committee shall determine whether a conflict of interest is material. A conflict of interest shall be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, Brandywine Global's decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Investment Committee shall be maintained.
                          3.          If it is determined by the Investment Committee that a conflict of interest is not material, Brandywine Global may vote proxies following normal processes notwithstanding the existence of the conflict.
               C.         Procedures for Addressing Material Conflicts of Interest
                          1.          With the exception of those material conflicts identified in A.2. which will be voted in accordance with paragraph C.1.b., if it is determined by the Investment Committee that a conflict of interest is material, the Investment Committee shall determine an appropriate method or combination of methods to resolve such conflict of interest before the proxy affected by the conflict of interest is voted by Brandywine Global.  Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:
                                        a.        confirming that the proxy will be voted in accordance with a stated position or positions set forth in Appendix A;
                                        b.        confirming that the proxy will be voted in accordance with the recommendations of an independent proxy service firm retained by Brandywine Global;
                                       c.         in the case of a conflict of interest resulting from a particular employee's personal relationships or circumstances, removing such employee from the decision-making process with respect to such proxy vote;
                                       d.         disclosing the conflict to clients and obtaining their consent before voting;
                                        e.         suggesting to clients that they engage another party to vote the proxy on their behalf; or
                                       f.         such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.
                          2.          A written record of the method used to resolve a material conflict of interest shall be maintained.
VI.          Other Considerations
In certain situations, Brandywine Global may decide not to vote proxies on behalf of a client account for which it has discretionary voting authority because Brandywine Global believes that the expected benefit to the client account of voting shares is outweighed by countervailing considerations (excluding the existence of a potential conflict of interest). Examples of situations in which Brandywine Global may determine not to vote proxies are set forth below.
               A.         Share Blocking
Proxy voting in certain countries requires "share blocking." This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, Brandywine Global will consider and weigh, based on the particular facts and circumstances, the expected benefit to client accounts of voting in relation to the potential detriment to clients of not being able to sell such shares during the applicable period.
               B.         Securities on Loan
Certain clients of Brandywine Global, such as an institutional client or a registered investment company for which Brandywine Global acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. Brandywine Global typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, Brandywine Global may request that the client recall shares that are on loan so that such shares can be voted if Brandywine Global believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of Brandywine Global and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.
VII.         Proxy Voting-Related Disclosures
               A.         Proxy Voting Independence and Intent
Brandywine Global exercises its proxy voting authority independently of other Franklin Resources-owned asset managers. Brandywine Global and its employees shall not consult with or enter into any formal or informal agreements with Brandywine Global's ultimate parent, Franklin Resources, Inc., any other Franklin Resources business unit, or any of their respective officers, directors or employees, regarding the voting of any securities by Brandywine Global on behalf of its clients.
Brandywine Global and its employees must not disclose to any person outside of Brandywine Global, including without limitation another investment management firm (affiliated or unaffiliated) or the issuer of securities that are the subject of the proxy vote, how Brandywine Global intends to vote a proxy without prior approval from Brandywine Global's Chief Compliance Officer.
If a Brandywine Global employee receives a request to disclose Brandywine Global's proxy voting intentions to, or is otherwise contacted by, another person outside of Brandywine Global (including an employee of another Franklin Resources business unit) in connection with an upcoming proxy voting matter, the employee should immediately notify Brandywine Global's Chief Compliance Officer.
If a Brandywine Global portfolio manager wants to take a public stance with regards to a proxy, the portfolio manager must consult with and obtain the approval of Brandywine Global's Chief Compliance Officer before making or issuing a public statement.
               B.         Disclosure of Proxy Votes and Policy and Procedures
Upon Brandywine Global's receipt of any oral or written client request for information on how Brandywine Global voted proxies for that client's account, Brandywine Global must promptly provide the client with such requested information in writing.
Brandywine Global must deliver to each client, for which it has proxy voting authority, no later than the time it accepts such authority, a written summary of this Proxy Voting policy and procedures. This summary must include information on how clients may obtain information about how Brandywine Global has voted proxies for their accounts and must also state that a copy of Brandywine Global's Proxy Voting policy and procedures is available upon request.
Brandywine Global must create and maintain a record of each written client request for proxy voting information. Such record must be created promptly after receipt of the request and must include the date the request was received, the content of the request, and the date of Brandywine Global's response. Brandywine Global must also maintain copies of written client requests and copies of all responses to such requests.
             C.         Delegation of Duties
Brandywine Global may delegate to non-investment personnel the responsibility to vote proxies in accordance with the guidelines set forth in Appendix A. Such delegation of duties will only be made to employees deemed to be reasonably capable of performing this function in a satisfactory manner.
VIII.        Shareholder Activism and Certain Non-Proxy Voting Matters
In no event shall Brandywine Global's possession of proxy voting authority obligate it to undertake any shareholder activism on behalf of a client. Brandywine Global may undertake such activism in connection with a proxy or otherwise if and to the extent that Brandywine Global determines that doing so is consistent with applicable general fiduciary principles, provided Brandywine Global has first obtained its Chief Compliance Officer's approval of the proposed activism.
Absent a specific contrary written agreement with a client, Brandywine Global does not (1) render any advice to, or take any action on behalf of, clients with respect to any legal proceedings, including bankruptcies and shareholder litigation, to which any securities or other investments held in client account, or the issuers thereof, become subject, or (2) initiate or pursue legal proceedings, including without limitation shareholder litigation, on behalf of clients with respect to transactions or securities or other investments held in client accounts, or the issuers thereof. Except as otherwise agreed to in writing with a particular client, the right to take any action with respect to any legal proceeding, including without limitation bankruptcies and shareholder litigation, and the right to initiate or pursue any legal proceedings, including without limitation shareholder litigation, with respect to transactions or securities or other investments held in a client account is expressly reserved to the client.
IX.          Recordkeeping
In addition to all other records required by this Policy and Procedures, Brandywine Global shall maintain the following records relating to proxy voting:
              A.          a copy of this Policy and Procedures, including any and all amendments that may be adopted;
              B.          a copy of each proxy statement that Brandywine Global receives regarding client securities;
              C.          a record of each vote cast by Brandywine Global on behalf of a client;
               D.          documentation relating to the identification and resolution of conflicts of interest;
               E.          any documents created by Brandywine Global that were material to a proxy voting decision or that memorialized the basis for that decision;
               F.          a copy of each written client request for information on how Brandywine Global voted proxies on behalf of the client, and a copy of any written response by Brandywine Global to any (written or oral) client request for information on how Brandywine Global voted proxies on behalf of the requesting client; and
              G.          records showing whether or not Brandywine Global has proxy voting authority for each client account.
All required records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of Brandywine Global. Brandywine Global also shall maintain a copy of any proxy voting policies and procedures that were in effect at any time within the last five years.
To the extent that Brandywine Global is authorized to vote proxies for a United States registered investment company, Brandywine Global shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.
In lieu of keeping copies of proxy statements, Brandywine Global may rely on proxy  statements filed on the EDGAR system as well as on third party records of proxy statements if the third party provides an undertaking to provide copies of such proxy statements promptly upon request. Brandywine Global may rely on a third party to make and retain, on  Brandywine Global's behalf, records of votes cast by Brandywine Global on behalf of clients if the third party provides an undertaking to provide a copy of such records promptly upon request.
Appendix A
Proxy Voting Guidelines
Brandywine Global Diversified Portfolio Management Team
Proxy Voting Guidelines
Below are proxy voting guidelines that Brandywine Global's Diversified Portfolio Management Team generally follows when voting proxies for securities held in client accounts. The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team's duty to act solely in the best interest of their client accounts holding the applicable security.
I.           Compensation
              A.   We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive. We may consider current and past stock option grants in determining whether the cumulative dilution is excessive.
              B.   We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price. Usually, we will still vote for these employee programs even if we vote against a non-employee or executive-only stock purchase program because of excessive dilution.
              C.    We vote for compensation plans that are tied to the company achieving set profitability hurdles. Plans are structured this way to comply with IRS laws allowing for deductibility of management compensation exceeding $1 million.
              D.   We vote against attempts to re-price options. Also, we vote against the re-election of incumbent Directors in the event of such a re-pricing proposal.
              E.   We vote against attempts to increase incentive stock options available for issuance when the shares underlying such options would exceed 10% of the company's outstanding shares.
              F.   We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock's price at the time of the option grant.
              G.   We vote against stock option plans allowing for very large allocations to a single individual because we generally believe that stock option plans should provide for widespread employee participation.
              H.   We vote against proposals to authorize or approve loans to company executives or Board members for personal reasons or for the purpose of enabling such persons to purchase company shares.
II.          Governance
              A.   We vote for proposals to separate the Chief Executive Officer and Chairman of the Board positions.
              B.   We vote against "catch-all" authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.
III.         Anti-Takeover
             We vote against anti-takeover measures, including without limitation:
              A.   Staggered Boards of Directors (for example, where 1/3 of a company's Board is elected each year rather than the entire Board each year).
              B.   Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).
              C.   Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company's outstanding shares.
IV.          Capital Structure
              We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate. Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.

Proxy Voting - ClariVest.
It is ClariVest's policy to vote proxies in the interest of maximizing value for ClariVest's Clients. ClariVest's full policy regarding proxy voting is contained in its Compliance Manual.
ClariVest has retained Institutional Shareholder Services ("ISS"), and with the exception of certain proposals as described in the full policy, generally follows their recommendation when voting proxies. However, ClariVest retains ultimate decision-making authority with respect to the voting of Client proxies and reserves the right to override ISS recommendations.
ClariVest's parent company Raymond James Investment Management ("RJIM") has established a Stewardship Committee that includes members from each affiliate investment team and compliance. This is the main body responsible for proxy voting discussions and voting decisions through investment team representatives. Proxy voting for ClariVest (for our clients for whom we vote proxies) is centralized at the RJIM level pursuant to an updated set of guidelines. The updated guidelines specify shareholder resolutions and certain other proxy votes that are now evaluated by our portfolio management teams on a "case by case" basis (rather than relying on the ISS recommendation.)
ClariVest is not required to vote every Client proxy and refraining from voting should not necessarily be construed as a violation of ClariVest's fiduciary obligations. There may be times when refraining from voting is in the Client's best interest, such as when an adviser's analysis of a particular Client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the Client (i.e., casting a vote on a foreign security may require that the adviser engage a translator or travel to a foreign country to vote in person).

Proxy Voting - DESIM.
INTRODUCTION
This document summarizes the proxy voting policies and procedures of D. E. Shaw Investment Management, L.L.C. ("DESIM").
STATEMENT OF POLICY
When voting proxies for a client account, DESIM's primary objective is to make voting decisions in the best interest of the client. DESIM has discretion to take into account any factors or considerations that it determines to be relevant, including those outlined in Part 2A of Form ADV, applicable advisory agreements, or other governing documents, when making any voting determination regarding the best interests of a client. In fulfilling its obligations to an advisory client, DESIM endeavors to act in a manner that will enhance the economic value of the assets of the client under management, subject to any express agreements with the applicable client. DESIM has established written policies and procedures that are designed to ensure that proxies relating to shares owned by a client to which DESIM provides advice are voted in the best interest of such client (the "Proxy Voting Policy"). Among other topics, the Proxy Voting Policy addresses DESIM's handling of material conflicts of interests in proxy voting situations.
VOTING OF PROXIES
DESIM has determined that the most efficient and effective method in which to vote proxies is through the engagement of an independent third-party proxy voting service (the "Proxy Voting Service"). DESIM generally votes most proxies through and in accordance with the recommendations of the Proxy Voting Service. DESIM believes that the independent Proxy Voting Service's internal policy regarding conflicts of interest, including the use of information barriers, adequately addresses its potential conflicts of interest.
To facilitate voting execution, DESIM utilizes the independent Proxy Voting Service's electronic vote management system to pre-populate and automatically submit votes in accordance with the Proxy Voting Service's recommendations, except in the cases where DESIM determines to deviate from a recommendation of the Proxy Voting Service or where manual voting is required. For the avoidance of doubt, DESIM retains the authority to vote proxies, has not delegated such authority to any other party, and may vote contrary to any recommendation of the Proxy Voting Service if it determines such recommendation may be contrary to the client's best interests. If DESIM believes that the recommendations of the Proxy Voting Service may be contrary to the best interest of a client, DESIM must obtain the approval of the Chief Compliance Officer and a Managing Director, or their respective designees, before instructing the Proxy Voting Service to vote the applicable proxy.
DESIM may elect not to vote proxies in cases where the cost of doing so, in the opinion of DESIM, would exceed the expected benefits to the client. Moreover, logistical issues may have a detrimental effect on DESIM's ability to vote proxies and thereby cause the cost of voting to exceed the expected benefits to the client. Unless expressly agreed otherwise with the applicable client, DESIM generally believes the costs of voting proxies would exceed the expected benefits, and generally does not vote proxies, in the following circumstances: (a) the proxies must be voted in-person; (b) the proxies are in jurisdictions that impose restrictions on the sale of the securities in order to vote (e.g., share-blocking jurisdictions); (c) the relevant securities are on loan pursuant to a securities lending program; (d) the proxies require execution of a power of attorney; (e) the relevant securities must be re-registered to the shareholder's name and not held in "street name"; and (f) the proxies require a certain client status with respect to the relevant resolutions, issuer, or jurisdiction to be voted.
RECORDKEEPING
Under applicable law, DESIM is required to maintain a number of books and records related to its business, including proxy voting records. Accordingly, DESIM maintains, or causes the Proxy Voting Service to maintain, the following documents:
·         copies of the Proxy Voting Policy and any amendments thereto;
·         copies of proxy statements received regarding client securities;
·         records of votes cast on behalf of each client;
·         records of each advisory client request for proxy voting information; and
·         copies of any written documents prepared by DESIM that were material to a voting decision or that memorialized the basis for such decision.
  DISCLOSURE TO CLIENTS
DESIM provides a summary of its proxy policies in Part 2A of Form ADV, which includes information on how a client may obtain a copy of the Proxy Voting Policy. DESIM will also furnish a copy of the Proxy Voting Policy and a summary of applicable proxy votes to any client upon written request.
  REVIEW OF POLICY AND PROCEDURES
DESIM reviews annually the Proxy Voting Policy and the Proxy Voting Service.

  Proxy Voting - FIAM
I. Introduction
These guidelines are intended to help Fidelity's customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 75 years. Our core principles sit at the heart of our voting philosophy; putting our customers' and fund shareholders' long-term interests first and investing in companies that share our approach to creating value over the long-term guides everything we do. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.
In evaluating proxies, Fidelity considers factors that are financially material to individual companies and investing funds' investment objectives and strategies in support of maximizing long-term shareholder value. This includes considering the company's approach to financial and operational, human, and natural capital and the impact of that approach on the potential future value of the business.
Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.
II. Board of Directors and Corporate Governance
Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders' rights. The following general guidelines are intended to reflect these proxy voting principles.
A. Election of Directors
Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.
Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:
1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.
2. There are no women on the board or if a board of ten or more members has fewer than two women directors.
3. There are no racially or ethnically diverse directors.
4. The director is a public company CEO who sits on more than two unaffiliated public company boards.
5. The director, other than a CEO, sits on more than five unaffiliated public company boards.
Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:
1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.
2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.
3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.
B. Contested Director Elections
On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds' assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:
1. Management's track record and strategic plan for enhancing shareholder value;
2. The long-term performance of the company compared to its industry peers; and
3. The qualifications of the shareholder's and management's nominees.
Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.
C. Cumulative Voting Rights
Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.
D. Classified Boards
A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board's adoption of a classified board structure and support declassification of existing boards.
E. Independent Chairperson
In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.
F. Majority Voting in Director Elections
In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company's board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.
G. Proxy Access
Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company's proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company's shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.
H. Indemnification of Directors and Officers
In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).
III. Compensation
Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.
A. Equity Compensation Plans
Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:
1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate ("burn rate") considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.
2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.
3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.
As to stock option plans, considerations include the following:
1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.
2. Re-pricing: An "out-of-the-money" (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.
Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:
1. Whether the proposal excludes senior management and directors;
2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;
3. The company's relative performance compared to other companies within the relevant industry or industries;
4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and
5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.
B. Employee Stock Purchase Plans
These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing "best practices" in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.
IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote
Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:
- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;
- The alignment of executive compensation and company performance relative to peers; and
- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.
When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.
A. Compensation Committee
Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.
Fidelity will oppose the election of directors on the compensation committee if:
1.The compensation appears misaligned with shareholder interests or is otherwise problematic and results in concerns with:
a)The alignment of executive compensation and company performance relative to peers; and
b)The structure of the compensation program, including factors outlined above under the section entitled Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote.
2. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.
3. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:
a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or
b) Adopted or extended a golden parachute.
B. Executive Severance Agreements
Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as "golden parachutes." Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
V. Environmental and Social Issues
Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate consideration of human and natural capital issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund's investment objective and strategies.
Fidelity generally considers management's recommendation and current practice when voting on shareholder proposals concerning human and natural capital issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Fidelity evaluates shareholder proposals concerning natural and human capital topics. To engage and vote more effectively on the growing number of submitted proposals on these topics, we developed a four-point decision-making framework. In general, Fidelity will more likely support proposals that:
•Address a topic that our research has identified as financially material;
•Provide disclosure of new or additional information to investors, improving transparency;
•Provide value to the business or investors by improving the landscape of investment-decision relevant information or contributing to our understanding of a company's processes and governance of the topic in question; and
•Are realistic or practical for the company to comply with.
VI. Anti-Takeover Provisions and Shareholders Rights Plans
Fidelity generally will oppose a proposal to adopt an anti-takeover provision.
Anti-takeover provisions include:
- classified boards;
- "blank check" preferred stock (whose terms and conditions may be expressly determined by the company's board, for example, with differential voting rights);
- golden parachutes;
- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);
- poison pills;
- restricting the right to call special meetings;
- provisions restricting the right of shareholders to set board size; and
- any other provision that eliminates or limits shareholder rights.
A. Shareholders Rights Plans ("poison pills")
Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.
Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:
1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;
2. Is integral to a business strategy that is expected to result in greater value for the shareholders;
3. Requires shareholder approval to be reinstated upon expiration or if amended;
4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and
5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.
Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.
B. Shareholder Ability to Call a Special Meeting
Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.
C. Shareholder Ability to Act by Written Consent
Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.
D. Supermajority Shareholder Vote Requirement
Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.
VII. Anti-Takeover Provisions and Director Elections
Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.
Fidelity will consider supporting the election of directors with respect to poison pills if:
- All of the poison pill's features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.
- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.
- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.
VIII. Capital Structure and Incorporation
These guidelines are designed to protect shareholders' value in the companies in which the Fidelity funds invest. To the extent a company's management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.
A. Increases in Common Stock
Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.
In the case of REITs, however, Fidelity will oppose a provision to increase the REIT's authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.
B. Multi-Class Share Structures
Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.
C. Incorporation or Reincorporation in another State or Country
Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.
IX. Shares of Fidelity Funds or other non-Fidelity Funds
When a Fidelity fund invests in an underlying Fidelity fund with public shareholders or a non-Fidelity investment company or business development company, Fidelity will generally vote in the same proportion as all other voting shareholders of the underlying fund (this is known as "echo voting"). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals, except where not permitted under applicable laws and regulations.
X. Foreign Markets
Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.
In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.
XI. Securities on Loan
Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.
XII. Avoiding Conflicts of Interest
Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.
Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.
XIII. Conclusion
Since its founding more than 75 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.
Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.
Glossary
  Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.
                    - For a large-capitalization company, burn rate higher than 1.5%.
                    - For a small-capitalization company, burn rate higher than 2.5%.
             - For a micro-capitalization company, burn rate higher than 3.5%.
  Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
  Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.
  Micro-capitalization company means a company with market capitalization under US $300 million.
  Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.
  Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

Geode Proxy Voting Policies
As an investment adviser, Geode holds voting authority for securities in many of the client accounts that it manages. Geode takes seriously its responsibility to monitor events affecting securities in those client accounts and to exercise its voting authority with respect to those securities in the best interests of its clients (as well as shareholders of mutual funds for which it serves as adviser or sub-adviser). The purposes of these proxy voting policies are to (1) establish a framework for Geode's analysis and decision-making with respect to proxy voting and (2) set forth operational procedures for Geode's exercise of proxy voting authority.
Overview
Geode anticipates that, based on its current business model, it will manage the vast majority of assets under its management using passive investment management techniques, such as indexing. Geode also manages funds and separate accounts using active investment management techniques, primarily employing quantitative investment strategies.
Geode will engage established commercial proxy advisory firms for comprehensive analysis, research and voting recommendations, particularly for matters that may be controversial or require additional analysis under these Policies.
Geode may determine to follow or reject any recommendation based on the research and analysis provided by proxy advisory firms or on any independent research and analysis obtained or generated by Geode. However, Geode has retained a third-party proxy voting service (the "Agent") to affect votes based on the customized policies established by Geode and maintain records of all of Geode's proxy votes. In limited instances where the Policies do not address the specific matter, the Agent will refer the ballot back to Geode. For ballots related to proxy contests, mergers, acquisitions and other organizational transactions, Geode may determine it is appropriate to conduct a company specific evaluation. In cases of proxies not voted by the Agent, the ultimate voting decision and responsibility rests with Geode Proxy. Geode's Operations Committee oversees the exercise voting authority under these proxy voting policies.
Due to its focused business model and the number of investments that Geode will make for its clients (particularly pursuant to its indexing strategy), Geode does not anticipate that actual or potential conflicts of interest are likely to occur in the ordinary course of its business. However, Geode believes it is essential to avoid having conflicts of interest affect its objective of voting in the best interests of its clients. Therefore, in the event that members of the Operations Committee, the Agent or any other person involved in the analysis or voting of proxies has knowledge of, or has reason to believe there may exist, any potential relationship, business or otherwise, between the portfolio company subject to the proxy vote and Geode (or any affiliate of Geode) or their respective directors, officers, employees or agents, such person shall notify the other members of the Operations Committee. Geode will analyze and address such potential conflict of interest, consulting with outside counsel, as appropriate. In the case of an actual conflict of interest, on the advice of counsel, Geode expects that the independent directors of Geode will consider the matter and may (1) determine that there is no conflict of interest (or that reasonable measures have been taken to remedy or avoid any conflict of interest) that would prevent Geode from voting the applicable proxy, (2) abstain, (3) cause authority to be delegated to the Agent or a similar special fiduciary to vote the applicable proxy or (4) recommend other methodology for mitigating the conflict of interest, if deemed appropriate (e.g., echo voting).
Geode has established the specific proxy voting policies that are summarized below to maximize the value of investments in its clients' accounts, which it believes will be furthered through (1) accountability of a company's management and directors to its shareholders, (2) alignment of the interests of management with those of shareholders (including through compensation, benefit and equity ownership programs), and (3) increased disclosure of a company's business and operations. Geode reserves the right to override any of its proxy voting policies with respect to a particular shareholder vote when such an override is, in Geode's best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of Geode's clients.
Policies
All proxy votes shall be considered and made in a manner consistent with the best interests of Geode's clients (as well as shareholders of mutual fund clients) without regard to any other relationship, business or otherwise, between the portfolio company subject to the proxy vote and Geode or its affiliates. As a general matter, (1) proxies will be voted FOR incumbent members of a board of directors and FOR routine management proposals, except as otherwise addressed under these policies; (2) shareholder and non-routine management proposals addressed by these policies will be voted as provided in these policies; and (3) shareholder and non-routine management proposals not addressed by these policies will be evaluated by Geode ESG Stewardship based on fundamental analysis and/or research and recommendations provided by the Agent and other third-party proxy advisory firms.
When voting the securities of non-US issuers, Geode will evaluate proposals in accordance with these policies but will also take local market standards and best practices into consideration. Geode may also limit or modify its voting at certain non-US meetings (e.g., if shares are required to be blocked or reregistered in connection with voting).
Geode's specific policies are as follows:
I. Election of Directors
Geode will generally vote FOR incumbent members of a board of directors except:
• Attendance. The incumbent board member failed to attend at least 75% of meetings in the previous year and does not provide a reasonable explanation.
• Independent Directors. Nominee is not independent and full board comprises less than a majority of independents. Nominee is not independent and sits on the audit, compensation or nominating committee.
• Director Responsiveness. The board failed to act on shareholder proposals that received approval by Geode and a majority of the votes cast in the previous year. The board failed to act on takeover offers where Geode and a majority of shareholders tendered their shares. At the previous board election, directors opposed by Geode received more than 50 percent withhold/against votes of the shares cast, and the company failed to address the issue(s) that caused the high withhold/against vote.
• Golden Parachutes. Incumbent members of the compensation committee adopted or renewed an excessive golden parachute within the past year.
• Gender Diversity. If there are no women on the Board unless the Board has made a firm commitment to return to a gender-diverse status when there was a woman on the Board at the preceding annual meeting.
• Overboarding. The Director is a CEO and sits on the Board of more than two public companies besides his or her own; or a non-CEO Director who sits on more than five public company boards.
• Unequal Voting Rights. If the Company maintains a common stock structure with unequal voting rights. Exceptions to the policy may include, but aren't limited to: Newly-public companies with a reasonable sunset provision, where the unequal voting rights are considered de minimis; or the company provides sufficient safeguards for minority shareholders.
• In Other Circumstances when a member of the board has acted in a manner inconsistent with the interests of shareholders of a company whose securities are held in client accounts.
II. Majority Election. Unless a company has a policy achieving a similar result, Geode will generally vote in favor of a proposal calling for directors to be elected by a majority of votes cast in a board election provided that the plurality vote applies when there are more nominees than board seats.
III. Say on Pay (non-binding).
• Advisory Vote on Executive Compensation. Geode will generally vote AGAINST advisory vote when: (1) there is a significant misalignment between executive pay and company performance; (2) the company maintains significant problematic pay practices; or (3) the board exhibits a significant level of poor communication and responsiveness to shareholders.
• Frequency Vote. Geode will generally vote FOR having an advisory vote on executive compensation every year.
• Advisory Vote on Golden Parachute. Geode will vote AGAINST excessive change-in-control severance payments.
IV. Vote AGAINST Anti-Takeover Proposals , including:
• Addition of Special Interest Directors to the board.
• Authorization of "Blank Check" Preferred Stock. Geode will vote FOR proposals to require shareholder approval for the distribution of preferred stock except for acquisitions and raising capital in the ordinary course of business.
• Classification of Boards, Geode will vote FOR proposals to de-classify boards.
• Fair Price Amendments, other than those that consider only a two-year price history and are not accompanied by other anti-takeover measures.
• Golden Parachutes, that Geode deems to be excessive in the event of change-in-control.
• Poison Pills. Adoption or extension of a Poison Pill without shareholder approval will result in our voting AGAINST the election of incumbents or a management slate in the concurrent or next following vote on the election of directors, provided the matter will be considered if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than three years; (d) the Pill includes a qualifying offer clause; Or (e) shareholder approval is required to reinstate the expired Pill. Geode will vote FOR shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.
• Reduction or Limitation of Shareholder Rights ( e.g. , action by written consent, ability to call meetings, or remove directors).
• Reincorporation in another state (when accompanied by Anti-Takeover Provisions, including increased statutory anti-takeover provisions). Geode will vote FOR reincorporation in another state when not accompanied by such anti-takeover provisions.
• Requirements that the Board Consider Non-Financial Effects of merger and acquisition proposals.
• Requirements regarding Size, Selection and Removal of the Board that are likely to have an anti-takeover effect (although changes with legitimate business purposes will be evaluated).
• Supermajority Voting Requirements (i.e., typically 2/3 or greater) for boards and shareholders. Geode will vote FOR proposals to eliminate supermajority voting requirements.
• Transfer of Authority from Shareholders to Directors.
V. Vote FOR proposed amendments to a company's certificate of incorporation or by-laws that enable the company to Opt   Out of the Control Shares Acquisition Statutes.
VI. Vote AGAINST the introduction of new classes of Stock with Differential Voting Rights.
VII. Vote AGAINST introduction and FOR elimination of Cumulative Voting Rights, except in certain instances where it is determined not to enhance shareholders' interests.
VIII. Vote FOR elimination of Preemptive Rights.
IX. Vote FOR Anti-Greenmail proposals so long as they are not part of anti-takeover provisions (in which case the vote will be AGAINST).
X. Vote FOR charter and by-law amendments expanding the Indemnification of Directors to the maximum extent permitted under Delaware law (regardless of the state of incorporation) and vote AGAINST charter and by-law amendments completely Eliminating Directors' Liability for Breaches of Care.
XI. Vote FOR proposals to adopt Confidential Voting and Independent Vote Tabulation practices.
XII. Vote FOR Open-Market Stock Repurchase Programs , unless there is clear evidence of past abuse of the authority; the plan contains no safeguards against selective buybacks, or the authority can be used as an anti-takeover mechanism.
XIII. Vote FOR management proposals to implement a Reverse Stock Split when the number of authorized shares will be proportionately reduced or the Reverse Stock Split is necessary to avoid de-listing.
XIV. Vote FOR management proposals to Reduce the Par Value of common stock unless the proposal may facilitate an anti-takeover device or other negative corporate governance action.
XV. Vote FOR the Issuance of Large Blocks of Stock if such proposals have a legitimate business purpose and do not result in dilution of greater than 20%. However, a company's specific circumstances and market practices may be considered in determining whether the proposal is consistent with shareholders' interests.
XVI. Vote AGAINST Excessive Increases in Common Stock. Vote AGAINST increases in authorized common stock that would result in authorized capital in excess of three times the company's shares outstanding and reserved for legitimate purposes. For non-U.S. securities with conditional capital requests, vote AGAINST issuances of shares with preemptive rights in excess of 100% of the company's current shares outstanding. Special requests will be evaluated, taking company-specific circumstances into account.
XVII. Vote AGAINST the adoption of or amendment to authorize additional shares under a Stock Option Plan if:
• The stock option plan includes evergreen provisions, which provides for an automatic allotment of equity compensation every year.
• The dilution effect of the shares authorized under the plan (including by virtue of any "evergreen" or replenishment provision), plus the shares reserved for issuance pursuant to all other option or restricted stock plans, is greater than 10%. However, dilution may be increased to 15% for small capitalization companies, and 20% for micro capitalization companies, respectively. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.
• The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus, except that a modest number of shares (limited to 5% for a large capitalization company and 10% for a small and micro capitalization companies) may be available for grant to employees and directors under the plan if the grant is made by a compensation committee composed entirely of independent directors (the "De Minimis Exception").
• The plan is administered by (1) a compensation committee not comprised entirely of independent directors or (2) a board of directors not comprised of a majority of independent directors, provided that a plan is acceptable if it satisfies the De Minimis Exception.
• The plan's terms allow repricing of underwater options, or the board/committee has repriced options outstanding under the plan in the past two years without shareholder approval, unless by the express terms of the plan or a board resolution such repricing is rarely used (and then only to maintain option value due to extreme circumstances beyond management's control) and is within the limits of the De Minimis Exception.
• Liberal Definition of Change in Control: the plan provides that the vesting of equity awards may accelerate even though an actual change in control may not occur.
XVIII. Vote AGAINST the election of incumbent members of the compensation committee or a management slate in the concurrent or next following vote on the election of directors if, within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options .
XIX. Evaluate proposals to Reprice Outstanding Stock Options , taking into account such factors as: (1) whether the repricing proposal excludes senior management and directors; (2) whether the options proposed to be repriced exceeded the dilution thresholds described in these current proxy voting policies when initially granted; (3) whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model; (4) the company's relative performance compared to other companies within the relevant industry or industries; (5) economic and other conditions affecting the relevant industry or industries in which the company competes; and (6) other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.
XX. Vote AGAINST adoption of or amendments to authorize additional shares for Restricted Stock Awards ("RSA") if:
• The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other option or restricted stock plans, is greater than 10%. However, dilution may be increased to 15% for small capitalization companies, and 20% for micro capitalization companies, respectively. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.
XXI. Vote AGAINST Omnibus Stock Plans if one or more component violates any of the criteria applicable to Stock Option Plans or RSAs under these proxy voting policies, unless such component is de minimis. In the case of an omnibus stock plan, the dilution limits applicable to Stock Option Plans or RSAs under these proxy voting policies will be measured against the total number of shares under all components of such plan.
XXII. Vote AGAINST Employee Stock Purchase Plans if the plan violates any of the relevant criteria applicable to Stock Option Plans or RSAs under these proxy voting policies, except that (1) the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity, and (2) in the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing "best practices," as articulated by the Agent, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.
XXIII. Vote AGAINST Stock Awards (other than stock options and RSAs) unless it is determined they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.
XXIV. Vote AGAINST equity vesting acceleration programs or amendments to authorize additional shares under such programs if the program provides for the acceleration of vesting of equity awards even though an actual change in control may not occur.
XXV. Vote FOR Employee Stock Ownership Plans ("ESOPs") of non-leveraged ESOPs, and in the case of leveraged ESOPs, giving consideration to the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. Geode may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Geode will vote AGAINST a leveraged ESOP if all outstanding loans are due immediately upon a change in control.
XXVI. Vote AGAINST management or shareholder proposals on other Compensation Plans or Practices if such plans or practices are Inconsistent with the Interests of Shareholders. In addition, Geode may vote AGAINST the election of incumbents or a management slate in the concurrent or next following vote on the election of directors if Geode believes a board has approved executive compensation arrangements inconsistent with the interests of shareholders.
XXVII. Environmental and Social Proposals . Evaluate each proposal related to environmental and social issues (including political contributions). Generally, Geode expects to vote with management's recommendation on shareholder proposals concerning environmental or social issues, as Geode believes management and the board are ordinarily in the best position to address these matters. Geode may support certain shareholder environmental and social proposals that request additional disclosures from companies which may provide material information to the investment management process, or where Geode otherwise believes support will help maximize shareholder value. Geode may take action against the re-election of board members if there are serious concerns over ESG practices or the board failed to act on related shareholder proposals that received approval by Geode and a majority of the votes cast in the previous year.
XXVIII. Geode will generally vote FOR proposals seeking to establish or amend proxy access which allow a shareholder (or shareholder group) holding at least 3% of the voting power of the company's outstanding shares continuously for a minimum of 3 years the ability to nominate no more than 25% of the board of directors. Geode will generally vote AGAINST proposals that do not meet the aforementioned criteria.
XXIX. Shares of Investment Companies.
• For institutional accounts, Geode will generally vote in favor of proposals recommended by the underlying funds' Board of Trustees, unless voting is not permitted under applicable laws and regulations.
• For retail managed accounts, Geode will employ echo voting when voting shares. To avoid certain potential conflicts of interest, if an investment company has a shareholder meeting, Geode would vote their shares in the investment company in the same proportion as the votes of the other shareholders of the investment company.

  Proxy Voting - JPMorgan.
The Board of Trustees has delegated to JPMorgan, and its affiliated advisers, proxy voting authority with respect to the fund's portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the fund, the fund's Board of Trustees has adopted JPMorgan's detailed proxy voting guidelines ("Guidelines") for voting proxies on specific types of issues.
JPMorgan and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America ("EMEA"), (3) Asia (ex-Japan) and (4) Japan, respectively.
Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value consistent with the fund's objectives and strategies. As a general rule, in voting proxies of a particular security, JPMorgan and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMorgan and its affiliated adviser have encountered globally, based on many years of collective investment management experience.
To oversee and monitor the proxy-voting process, JPMorgan has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary functions of each Proxy Committee are to: (1) determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; (2) review and approve the Guidelines annually; and (3) provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service to perform certain services otherwise carried out or coordinated by the proxy administrator.
Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by- case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. To override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the fund on the one hand, and JPMorgan, its underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the fund. A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines; provided, however, that JPMorgan's investment professional(s) may request an exception to this process to vote against a proposal rather than referring it to an independent third party ("Exception Request") where the proxy administrator has actual knowledge indicating that a JPMorgan Chase affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. The applicable proxy committee shall review the Exception Request and shall determine whether JPMorgan should vote against the proposal or whether such proxy should still be referred to an independent third party due to the potential for additional conflicts or otherwise.
When other types of potential material conflicts of interest are identified, the applicable proxy administrator and, as necessary and applicable, a legal representative from the applicable proxy committee will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMorgan will vote the proxy. In addressing any material conflict, JPMorgan may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMorgan personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to or obtaining a recommendation from an independent third party, in which case the proxy will be voted by, or in accordance with the recommendation of, the independent third party.
The following summarizes some of the more noteworthy types of proxy voting policies of the North America Guidelines:
• JPMorgan considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) adopt or renew a poison pill without shareholder approval; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; (d) ignore a shareholder proposal that is approved by a majority of either the shares outstanding or the votes cast based on a review over a consecutive two year time frame; (e) are insiders and affiliated outsiders on boards that are not at least majority independent except, in the case of controlled companies vote FOR non-independent directors who serve on committees other than the audit committee; or (f) are CEOs of publicly-traded companies who serve on more than three public boards or serve on more than four public company boards. In addition, votes are generally withheld for directors who serve on committees in certain cases. For example, JPMorgan generally withholds votes from audit committee members in circumstances in which there is evidence that there exists material weaknesses in the company's internal controls. Votes generally are also withheld from directors when there is a demonstrated history of poor performance or inadequate risk oversight or when the board adopts changes to the company's governing documents without shareholder approval if the changes materially diminish shareholder rights. Votes generally will be withheld from Board chair, lead independent directors, or government committee chairs of publicly traded companies where employees have departed for significant violation of code of conduct without claw back of compensation.
• JPMorgan votes proposals to classify boards on a case-by-case basis, but normally will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).
• JPMorgan also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.
• JPMorgan votes against proposals for a super-majority vote to approve a merger.
• JPMorgan considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account such factors as the extent of dilution and whether the transaction will result in a change in control.
• JPMorgan considers vote proposals with respect to compensation plans on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders) and includes an analysis of the structure of the plan and pay practices of other companies in the relevant industry and peer companies. Other matters included in the analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.
• JPMorgan also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social issue proposals.
• JPMorgan generally votes for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes if the company is a Delaware corporation; otherwise, JPMorgan votes on a case by case basis.
• JPMorgan supports board refreshment, independence, and a diverse skill set for directors. As a matter of principle, JPMorgan expects its investee companies to be committed to diversity and inclusiveness in their general recruitment policies as we believe such diversity contributes to the effectiveness of boards. JPMorgan will utilize its voting power to bring about change where Boards are lagging in gender and racial/ethnic diversity. JPMorgan will generally vote against the chair of the Nominating Committee when the issuer does not disclose the gender or racial and ethnic composition of the Board, with adequate diversity data considered as adequate in instances where individual directors do not wish to disclose personal identification. JPMorgan will also generally vote against the chair of the Nominating Committee when the issuer lacks any gender diversity or any racial/ethnic diversity unless there are mitigating factors such as recent retirement of relevant directors, a relatively new public company and an ongoing search for a director.
• JPMorgan reviews Say on Pay proposals on a case by case basis with additional review of proposals where the issuer's previous year's proposal received a low level of support.
The following summarizes some of the more noteworthy types of proxy voting polices of Section 12 Social and Environmental Issues from the North America Guidelines:
• JPMorgan generally encourages a level of reporting on environmental matters that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company's environmental policies and practices on its financial performance. In general, JPMorgan supports management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.
• In evaluating how to vote environmental proposals, key considerations may include but are not limited to issuer considerations such as asset profile of the company, including whether it is exposed to potentially declining demand for the company's products or services due to environmental considerations; cash deployments; cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs; corporate behavior of the company; demonstrated capabilities of the company, its strategic planning process, and past performance; current level of disclosure of the company and consistency of disclosure across its industry; and whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework. JPMorgan may also consider whether peers have received similar proposals and if so, were the responses transparent and insightful; would adoption of the proposal inform and educate shareholders; and have companies that adopted the proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company; does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company's existing disclosure practices; and does the proposal create the potential for unintended consequences such as a competitive disadvantage.
• JPMorgan votes against the chair of the committee responsible for providing oversight of environmental matters and/or risk where JPMorgan believes the company is lagging peers in terms of disclosure, business practices or targets. JPMorgan also votes against committee members, lead independent director and/or board chair for companies that have lagged over several years.
• With regard to social issues, among other factors, JPMorgan considers the company's labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.
• JPMorgan expects Boards to provide oversight of human capital management which includes the company management of its workforce, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record and health and safety. As an engaged and diverse employee base is integral to a company's ability to innovate, respond to a diverse customer base and engage with diverse communities and deliver shareholder returns, JPMorgan will generally support shareholder resolutions seeking the company to disclose data on workforce demographics including diversity, and release of EEO-1 or comparable data where such disclosure is deemed by JPMorgan as inadequate.
The following summarizes some of the more noteworthy types of proxy voting policies of the EMEA, Asia (Ex-Japan) and
Japan Guidelines (collectively, "Non-U.S. Guidelines"):
• Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMorgan to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMorgan in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited and it may not always be possible to obtain sufficient information to make an informed decision in good time to vote.
• Certain markets require that shares being tendered for voting purposes are temporarily immobilized from trading until after the shareholder meeting has taken place. Elsewhere, notably emerging markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote. Some markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, which can result in considerable cost. JPMorgan also considers the cost of voting in light of the expected benefit of the vote. In certain instances, it may sometimes be in the Fund's best interests to intentionally refrain from voting in certain overseas markets from time to time.
• The Non-U.S. Guidelines reflect the applicable region's corporate governance or stewardship codes with respect to corporate governance and proxy voting. For example, the EMEA Guidelines for UK companies are based on the revised UK Corporate Governance Code. If a portfolio company chooses to deviate from the provisions of the UK Corporate Governance Code, JPMorgan takes the company's explanation into account as appropriate, based on JPMorgan's overall assessment of the standards  of corporate governance evidenced at the company. For Continental European markets, the Adviser expects companies to comply with local Corporate Governance Codes, where they exist. In markets where a comparable standard does not exist, we use the EMEA Guidelines as the primary basis for voting, while taking local market practice into consideration where applicable. The Japan Guidelines reflect the 2020 revisions to the Japanese Stewardship Code. Likewise, the Asia (Ex-Japan) Guidelines endorse the stewardship principles promoted by different regulators and industry bodies in the region including the Singapore Stewardship Principles for Responsible Investors supported by Monetary Authority of Singapore and Singapore Exchange, the Principles for Responsible Ownership issued by the Securities and Futures Commission in Hong Kong, and the Principles of Internal Governance and Asset Stewardship issued by the Financial Services Council of Australia.
• Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMorgan pays particular attention to management's arguments for promoting the prospective change.
• The Non-U.S. Guidelines encourage transparency and disclosure with respect to remuneration reporting as well as processes and policies designed to align compensation with the long-term performance of portfolio companies.
• In particular, the EMEA Guidelines indicate that the remuneration policy as it relates to senior management should ideally be presented to shareholders for approval with such votes normally occurring every third year. In addition, the EMEA Guidelines describe information that JPMorgan expects to be included in remuneration reports including disclosure on amounts paid to executives, alignment between company performance and pay out to executives, disclosure of, among other things, variable incentive targets, levels of achievement and performance awards, information on the ratio of CEO pay to median employee pay.
• With respect to the Japan Guidelines, the voting decision will be made taking into account matters such as recent trends in the company's earnings and performance, with the expectation that companies will have a remuneration system comprised of a reasonable mix of fixed and variable (based on short term and medium to long term incentives) compensation. Such Guidelines also support the introduction of clawback clauses in order to prevent excessive risk taking which can negatively impact shareholder value and excessive pay.
• Where shareholders are able to exercise a binding vote on remuneration policies, the Asia (Ex-Japan) Guidelines reflect JPMorgan's belief that such polices should stand the test of time. The Asia (Ex-Japan) Guidelines further encourage companies to provide information on the ratio of CEO pay to median employee pay and to explain the reasons for changes to the ratio as it unfolds year by year. The Asia (Ex-Japan) Guidelines also highlight information that companies should have regard to gender pay gaps and indicate how this issue is being addressed.
• JPMorgan is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, under the EMEA Guidelines, JPMorgan will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, the Non-U.S. Guidelines do not mandate a unitary board structure and local market practice will always be taken into account.
• JPMorgan will use its voting powers to encourage appropriate levels of board independence and diversity, taking into account local market practice.
• JPMorgan will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.
• JPMorgan will vote in favor of increases in capital which enhance a company's long-term prospects. JPMorgan will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMorgan will vote against increases in capital which would allow the company to adopt "poison pill" takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.
• JPMorgan will vote in favor of proposals which will enhance a company's long-term prospects. JPMorgan will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.
• JPMorgan will generally vote against anti-takeover devices.
• JPMorgan considers social or environmental issues on a case-by-case basis under the Non-U.S. Guidelines, keeping in mind at all times the best economic interests of its clients. With respect to environmental proposals, the Non-U.S. Guidelines indicate that good corporate governance policies should consider the impact of company operations on the environment and the costs of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. The Non-U.S. Guidelines further encourage a level of environmental reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company's environmental policies and practices on its financial performance. With regard to social issues, among other factors, JPMorgan considers the company's labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provided, and whether the proposal would result in a competitive disadvantage for the company.

  Proxy Voting - Loomis Sayles.
1. GENERAL
A. Introduction.
Loomis, Sayles & Company, L.P. ("Loomis Sayles") will vote proxies of the securities held in its clients' portfolios on behalf of each client that has delegated proxy voting authority to Loomis Sayles as investment adviser. Loomis Sayles has adopted and implemented these policies and procedures ("Proxy Voting Procedures") to ensure that, where it has voting authority, proxy matters are handled in the best interests of clients, in accordance with Loomis Sayles' fiduciary duty, and all applicable law and regulations. The Proxy Voting Procedures, as implemented by the Loomis Sayles Proxy Committee (as described below), are intended to support good corporate governance, including those corporate practices that address environmental and social issues ("ESG Matters"), in all cases with the objective of protecting shareholder interests and maximizing shareholder value.
Loomis Sayles uses the services of third parties (each a "Proxy Voting Service" and collectively the "Proxy Voting Services"), to provide research, analysis and voting recommendations and to administer the process of voting proxies for those clients for which Loomis Sayles has voting authority. Any reference in these Proxy Voting Procedures to a "Proxy Voting Service" is a reference either to the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles or to the Proxy Voting Service that administers the process of voting proxies for Loomis Sayles or to both, as the context may require. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles unless the Proxy Committee determines that the client's best interests are served by voting otherwise.
B. General Guidelines.
The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.
1. Client's Best Interests. The Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interests of clients. When considering the best interests of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. To protect its clients' best interests, Loomis Sayles has integrated the consideration of ESG Matters into its investment process. The Proxy Voting Procedures are intended to reflect the impact of these factors in cases where they are material to the growth and sustainability of an issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view toward enhancing the value of its clients' interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or future market value of the issuer's securities during the expected holding period. Loomis Sayles also believes that protecting the best interests of clients requires the consideration of potential material impacts of proxy proposals associated with ESG Matters.
For the avoidance of doubt, and notwithstanding any other provisions of these Proxy Voting Procedures, in all instances in which Loomis Sayles votes proxies on behalf of clients that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), Loomis Sayles (a) will act solely in accordance with the economic interest of the plan and its participants and beneficiaries, and (b) will not subordinate the interests of the participants and beneficiaries in their retirement income or financial benefits under the plan to any other objective, or promote benefits or goals unrelated to those financial interests of the plan's participants and beneficiaries.
2. Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (a) retain the authority to vote proxies on securities in its account; (b) delegate voting authority to another party; or (c) instruct Loomis Sayles to vote proxies according to a policy that differs from the Proxy Voting Procedures. Loomis Sayles will honor any of these instructions if the instruction is agreed to in writing by Loomis Sayles in its investment management agreement with the client. If Loomis Sayles incurs additional costs or expenses in following any such instruction, it may request payment for such additional costs or expenses from the client.
3. Stated Policies. In the interest of consistency in voting proxies on behalf of its clients where appropriate, Loomis Sayles has adopted policies that identify issues where Loomis Sayles will (a) generally vote in favor of a proposal; (b) generally vote against a proposal; (c) generally vote as recommended by the Proxy Voting Service; and (d) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote. In certain cases where the recommendation of the Proxy Voting Service and the recommendation of the issuer's management are the same, the vote will generally be cast as recommended and will not be reviewed on a case-by-case basis by the Proxy Committee. In cases where the portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities recommends a vote, the proposal(s) will be voted according to these recommendations after a review for any potential conflicts of interest is conducted and will not be reviewed on a case-by-case basis by the Proxy Committee. There may be situations where Loomis Sayles casts split votes despite the stated policies. For example, Loomis Sayles may cast a split vote when different clients may be invested in strategies with different investment objectives, or when different clients may have different economic interests in the outcome of a particular proposal. Loomis Sayles also may cast a split vote on a particular proposal when its investment teams have differing views regarding the impact of the proposal on their clients' investment interests.
4. Abstentions and Other Exceptions. Loomis Sayles' general policy is to vote rather than abstain from voting on issues presented, unless the Proxy Committee determines, pursuant to its best judgment, that the client's best interests require abstention. However, in the following circumstances Loomis Sayles may not vote a client's proxy:
• The Proxy Committee has concluded that voting would have no meaningful, identifiable economic benefit to the client as a shareholder, such as when the security is no longer held in the client's portfolio or when the value of the portfolio holding is insignificant.
• The Proxy Committee has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-US jurisdictions, the sale of securities voted may be legally or practically prohibited or subject to some restrictions for some period of time, usually between the record and meeting dates ("share blocking"). Loomis Sayles believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Information about share blocking is often incomplete or contradictory. Loomis Sayles relies on the client's custodian and on its Proxy Voting Service to identify share blocking jurisdictions. To the extent such information is wrong, Loomis Sayles could fail to vote shares that could have been voted without loss of investment flexibility, or could vote shares and then be prevented from engaging in a potentially beneficial portfolio transaction.
• Administrative requirements for voting proxies in certain foreign jurisdictions (which may be imposed a single time or may be periodic), such as providing a power of attorney to the client's local sub-custodian, cannot be fulfilled due to timing of the requirement, or the costs required to fulfill the administrative requirements appear to outweigh the benefits to the client of voting the proxy.
• The client, as of the record date, has loaned the securities to which the proxy relates and Loomis Sayles has concluded that it is not in the best interest of the client to recall the loan or is unable to recall the loan in order to vote the securities 1 .
• The client so directs Loomis Sayles.
The Proxy Committee will generally vote against, rather than abstain from voting on, ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client's behalf, such as when ballot delivery instructions have not been processed by a client's custodian, when the Proxy Voting Service has not received a ballot for a client's account (e.g., in cases where the client's shares have been loaned to a third party 1 ), when proxy materials are not available in English, and under other circumstances beyond Loomis Sayles' control.
5. Oversight. All issues presented for shareholder vote are subject to the oversight of the Proxy Committee, either directly or by application of this policy. All non-routine issues will generally be considered directly by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security, and will be voted in the best investment interests of the client. All routine "for" and "against" issues will be voted according to this policy unless special factors require that they be considered by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security.
6. Availability of Procedures. Loomis Sayles publishes these Proxy Voting Procedures, as updated from time to time, on its public website, www.loomissayles.com, and includes a description of its Proxy Voting Procedures in Part 2A of its Form ADV. Upon request, Loomis Sayles also provides clients with a copy of its Proxy Voting Procedures.
7. Disclosure of Vote. Loomis Sayles makes certain disclosures regarding its voting of proxies in the aggregate (not specific as to clients) on its website, www.loomissayles.com. For mutual funds that it manages, Loomis Sayles is required by law to make certain disclosures regarding its voting of proxies annually. This information is also available on the Loomis Sayles website. Additionally, Loomis Sayles will, upon request by a client, provide information about how each proxy was voted with respect to the securities in that client's account. Loomis Sayles' policy is not to disclose a client's proxy voting records to third parties except as required by applicable law and regulations.
C. Proxy Committee.
1. Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of, senior representatives from firm investment teams and members of the Legal and Compliance Department, and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, he or she may designate another individual to act on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member's successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with voting proxies of that issuer. Voting determinations made by the Proxy Committee generally will be memorialized electronically (e.g., by email).
2. Duties. The Proxy Committee's specific responsibilities include the following:
a. developing, authorizing, implementing and updating the Proxy Voting Procedures, including:
(i) annually reviewing the Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies, including determining the continuing adequacy of the Proxy Voting Procedures to confirm that they have been formulated reasonably and implemented effectively, including whether they continue to be reasonably designed to ensure that proxy votes are cast in clients' best interest,
(ii) annually reviewing existing voting guidelines and developing of additional voting guidelines to assist in the review of proxy proposals, and
(iii) annually reviewing the proxy voting process and addressing any general issues that relate to proxy voting;
b. overseeing the proxy voting process, including:
(i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,
(ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,
(iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and
(iv) periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients' best interests;
c. engaging and overseeing third-party vendors that materially assist Loomis Sayles with respect to proxy voting, such as the Proxy Voting Services, including:
(i) determining and periodically reassessing whether, as relevant, the Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:
(a) the adequacy and quality of the Proxy Voting Service's staffing, personnel, and technology,
(b) whether the Proxy Voting Service has adequately disclosed its methodologies in formulating voting recommendations, such that Loomis Sayles can understand the factors underlying the Proxy Voting Service's voting recommendations,
(c) the robustness of the Proxy Voting Service's policies and procedures regarding its ability to ensure that its recommendations are based on current, materially complete and accurate information, and
(d) the Proxy Voting Service's policies and procedures regarding how it identifies and addresses conflicts of interest, including whether the Proxy Voting Service's policies and procedures provide for adequate disclosure of its actual and potential conflicts of interest with respect to the services it provides to Loomis Sayles.
(ii) providing ongoing oversight of the Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients and in accordance with these Proxy Voting Procedures and the determinations and directions of the Proxy Committee,
(iii) receiving and reviewing updates from the Proxy Voting Services regarding relevant business changes or changes to the Proxy Voting Services' conflict policies and procedures, and
(iv) in the event that the Proxy Committee becomes aware that a recommendation of the Proxy Voting Service was based on a material factual error (including materially inaccurate or incomplete information): investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and
d. further developing and/or modifying these Proxy Voting Procedures as otherwise appropriate or necessary.
3. Standards.
a. When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client's best interests as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.
b. When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.
c. If Loomis Sayles becomes aware of additional information relevant to the voting of a shareholder meeting after a vote has been entered but before the applicable voting deadline has passed, it will consider whether or not such information impacts the vote determination entered, and if necessary, use reasonable efforts to change the vote instruction.
D. Conflicts of Interest.
Loomis Sayles has established policies and procedures to ensure that proxy votes are voted in its clients' best interests and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Service in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Service's recommendation is not in the best interests of the firm's clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Service's recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have, and (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event, prior to directing any vote, the Proxy Committee will make reasonable efforts to obtain and consider information, opinions and recommendations from or about the opposing position.
E. Recordkeeping.
Loomis Sayles or the Proxy Voting Service will maintain records of proxies voted pursuant to Rule 204-2 under the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles' written response to any (written or oral) client request for such records.
Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.
2. PROXY VOTING
A. Introduction
Loomis Sayles has established certain specific guidelines intended to achieve the objective of the Proxy Voting Procedures: to support good corporate governance, including ESG Matters, in all cases with the objective of protecting shareholder interests and maximizing shareholder value.
B. Board of Directors
Loomis Sayles believes that an issuer's independent, qualified board of directors is the foundation of good corporate governance. Loomis Sayles supports proxy proposals that reflect the prudent exercise of the board's obligation to provide leadership and guidance to management in fulfilling its obligations to its shareholders. As an example, it may be prudent not to disqualify a director from serving on a board if they participated in affiliated transactions if all measures of independence and good corporate governance were met.
Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.
Chairman and CEO are Separate Positions: Vote for proposals that require the positions of chairman and CEO to be held by different persons.
Director and Officer Indemnification and Liability Protection:
A. Vote against proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond legal expenses to acts such as gross negligence that are more serious violations of fiduciary obligations than mere carelessness.
B. Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (i) the director or officer was found to have acted in good faith and in a manner that the director or officer reasonably believed was in the best interests of the company, and (ii) if the director's or officer's legal expenses only would be covered.
Director Nominees in Contested Elections: Votes in a contested election of directors or a "vote no" campaign must be evaluated on a case-by-case basis, considering the following factors: (1) long-term financial performance of the issuer relative to its industry; management's track record; (2) background to the proxy contest; qualifications of director nominees (both slates); (3) evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (4) stock ownership positions.
Director Nominees in Uncontested Elections:
A. Vote for proposals involving routine matters such as election of directors, provided that at least two-thirds of the directors would be independent, as determined by the Proxy Voting Service, and affiliated or inside nominees do not serve on any key board committee, defined as the Audit, Compensation, Nominating and/or Governance Committees.
B. Vote against nominees that are CFOs of the subject company. Generally, vote against nominees that the Proxy Voting Service has identified as not acting in the best interests of shareholders (e.g., due to over-boarding, risk management failures, a lack of diversity, etc.). Vote against nominees that have attended less than 75% of board and committee meetings, unless a reasonable cause (e.g., health or family emergency) for the absence is noted and accepted by the Proxy Voting Service and the board. Vote against affiliated or inside nominees who serve on a key board committee (as defined above). Vote against affiliated and inside nominees if less than two-thirds of the board would be independent. Vote against Governance or Nominating Committee members if both the following are true: a) there is no independent lead or presiding director; and b) the position of CEO and chairman are not held by separate individuals. Generally, vote against Audit Committee members if auditor ratification is not proposed, except in cases involving: (i) investment company board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules; or (ii) any other issuer that is not required by law or regulation to submit a proposal ratifying the auditor selection. Vote against Compensation Committee members when Loomis Sayles or the Proxy Voting Service recommends a vote against the issuer's "say on pay" advisory vote.
C. Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interests of shareholders.
D. Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.
E. When electing directors for any foreign-domiciled issuer to which the Proxy Voting Service believes it is reasonable to apply U.S. governance standards, we generally will vote in accordance with our policies set forth in (A) through (D) above.  When electing directors for any other foreign-domiciled issuers, a recommendation of the Proxy Voting Service will generally be followed in lieu of the above stipulations.
Independent Audit, Compensation and Nominating and/or Governance Committees: Vote for proposals requesting that the board Audit, Compensation and/or Nominating and/or Governance Committees include independent directors exclusively.
Independent Board Chairman:
A. Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be "independent," (based on some reasonable definition of that term) with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.
B. Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer's enterprise value is less than $10 billion.
Multiple Directorships: Generally vote against a director nominee who serves as an executive officer of any public company while serving on more than two total public company boards and any other director nominee who serves on more than five total public company boards, unless a convincing argument to vote for that nominee is made by the Proxy Voting Service, in which case, the recommendation of the Proxy Voting Service will generally be followed.
Staggered Director Elections: Vote against proposals to classify or stagger the board.
Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.
Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.
C. Ratification of Auditor
Loomis Sayles generally supports proposals for the selection or ratification of independent auditors, subject to consideration of various factors such as independence and reasonableness of fees.
A. Generally vote for proposals to ratify auditors.
B. Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.
C. In general, if non-audit fees amount to 35% or more of total fees paid to a company's auditor we will vote against ratification and against the members of the Audit Committee, unless the Proxy Voting Service states that the fees were disclosed and determined to be reasonable. In such instances, the recommendation of the Proxy Voting service will generally be followed.
D. Vote against ratification of auditors and vote against members of the Audit Committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.
E. Vote against ratification of auditors if the Proxy Voting Service indicates that a vote for the ratification of auditors it is not in the best long term interest of shareholders.
D. Remuneration and Benefits
Loomis Sayles believes that an issuer's compensation and benefit plans must be designed to ensure the alignment of executives' and employees' interests with those of its shareholders.
401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.
Compensation Plans: Proposals with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.
Compensation in the Event of a Change in Control: Votes on proposals regarding executive compensation in the event of a change in control of the issuer will be considered on a case-by-case basis.
Director Related Compensation: Vote  proposals relating to director compensation, that are required by and comply with applicable laws (domestic or foreign) or listing requirements governing the issuer, as recommended by the Proxy Voting Services.
.Employee Stock Ownership Plans ("ESOPs"): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares), in which case the recommendation of the Proxy Voting Service will generally be followed.
Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive's death.
Golden and Tin Parachutes:
A. Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.
B. Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.
OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:
A. Vote for proposals to amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.
B. Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
C. Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.
D. Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.
Shareholder Proposals to Limit Executive and Director Pay Including Executive Compensation Advisory Resolutions ("Say on Pay"):
A. Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
B. Review on a case-by-case basis (1) all shareholder proposals that seek to limit executive and director pay and (2) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions.
C. Vote against proposals to link all executive or director variable compensation to performance goals.
D. Vote for an annual review of executive compensation.
E. Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.
F. For foreign domiciled issuers where a non-binding advisory vote on executive compensation is proposed concurrently with a binding vote on executive compensation, and the recommendation of the Proxy Voting Service is the same for each proposal, a vote will be entered as recommended by the Proxy Voting Service.
Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.
Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:
A. Vote against stock option plans which expressly permit repricing of underwater options.
B. Vote against proposals to make all stock options performance based.
C. Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.
D. Vote for proposals that request expensing of stock options.
E. Capital Structure Management Issues
Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.
Authority to Issue Shares: Vote for proposals by boards to authorize the issuance of shares (with or without preemptive rights) to the extent the size of the proposed issuance in proportion to the issuer's issued ordinary share capital is consistent with industry standards and the recommendations of the issuer's board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.
Blank Check Preferred Authorization:
A. Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.
B. Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
C. Review proposals to increase the number of authorized blank check preferred shares on a case-by-case basis.
Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.
Greenshoe Options (French issuers only): Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer's board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.
Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.
Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer's treasury.
Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
Stock Distributions, Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.
F. Mergers, Asset Sales and Other Special Transactions
Proposals for transactions that have the potential to affect the ownership interests and/or voting rights of the issuer's shareholders, such as mergers, asset sales and corporate or debt restructuring, will be considered on a case-by-case basis, based on (1) whether the best economic result is being created for shareholders, (2) what changes in corporate governance will occur, (3) what impact they will have on shareholder rights, (4) whether the proposed transaction has strategic merit for the issuer, and (5) other factors as noted in each section below, if any.
Asset Sales: Votes on asset sales will be determined on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of inefficiencies.
Conversion of Debt Instruments: Votes on the conversion of debt instruments will be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.
Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales will be considered on a case-by-case basis.
Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues:
A. Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
B. Change in Control - Will the transaction result in a change in control of the company?
C. Bankruptcy - Loomis Sayles' Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.
D. Potential Conflicts of Interest - For example, clients may own securities at different levels of the capital structure; in such cases, Loomis Sayles will exercise voting or consent rights for each such client based on that client's best interests, which may differ from the interests of other clients.
Delisting a Security: Proposals to delist a security from an exchange will be evaluated on a case-by-case basis.
Fair Price Provisions:
A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.
Greenmail:
A. Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.
B. Review anti-greenmail proposals on a case-by-case basis when they are bundled with other charter or bylaw amendments.
C. Vote for proposals to eliminate an anti-greenmail bylaw if the recommendations of management and the Proxy Voting Service are in agreement. If they are not in agreement, review and vote such proposals on a case-by-case basis.
Liquidations: Proposals on liquidations will be voted on a case-by-case basis after reviewing relevant factors including but not necessarily limited to management's efforts to pursue other alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.
Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, generally taking into account relevant factors, including but not necessarily limited to: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; golden parachutes; financial benefits to current management; and changes in corporate governance and their impact on shareholder rights.
Poison Pills:
A. Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
B. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.
C. Review on a case-by-case basis management proposals to ratify a poison pill.
Reincorporation Provisions: Proposals to change a company's domicile will be evaluated on a case-by-case basis.
Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.
Spin-offs: Votes on spin-offs will be considered on a case-by-case basis depending on relevant factors including but not necessarily limited to the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
Tender Offer Defenses: Proposals concerning tender offer defenses will be evaluated on a case-by-case basis.
G. Shareholder Rights
Loomis Sayles believes that issuers have a fundamental obligation to protect the rights of their shareholders. Pursuant to its fiduciary duty to vote shares in the best interests of its clients, Loomis Sayles considers proposals relating to shareholder rights based on whether and how they affect and protect those rights.
Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.
Bundled Proposals: Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.
Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.
Counting Abstentions: Votes on proposals regarding counting abstentions when calculating vote proposal outcomes will be considered on a case-by-case basis.
Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.
Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.
Exclusive Forum Provisions: Vote against proposals mandating an exclusive forum for any shareholder lawsuits. Vote against the members of the issuer's Governance Committee in the event of a proposal mandating an exclusive forum without shareholder approval.
Independent Proxy: Vote for proposals to elect an independent proxy to serve as a voting proxy at shareholder meetings.
Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.
Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to the Common Stock Authorization requirements above.
Proxy Access: A recommendation of the Proxy Voting Service will generally be followed with regard to proposals intended to grant shareholders the right to place nominees for director on the issuer's proxy ballot ("Proxy Access"). Vote for such proposals when they require the nominating shareholder(s) to hold, in aggregate, at least 3% of the voting shares of the issuer for at least three years, and be allowed to nominate up to 25% of the nominees. All other proposals relating to Proxy Access will be reviewed on a case-by-case basis.
Shareholder Ability to Alter the Size of the Board:
A. Vote for proposals that seek to fix the size of the board.
B. Vote against proposals that give management the ability to alter the size of the board without shareholder approval.
Shareholder Ability to Remove Directors:
A. Vote against proposals that provide that directors may be removed only for cause.
B. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
C. Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.
Shareholder Advisory Committees: Proposals to establish a shareholder advisory committee will be reviewed on a case-by-case basis.
Shareholder Rights Regarding Special Meetings:
A. Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.
B. Vote against proposals to restrict or prohibit shareholder ability to call special meetings.
Supermajority Shareholder Voting Requirements: Vote for all proposals to replace supermajority shareholder voting requirements with simple majority shareholder voting requirements, subject to applicable laws and regulations. Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
Unequal Voting Rights:
A. Vote against dual class exchange offers and dual class recapitalizations.
B. Vote on a case-by-case basis on proposals to eliminate an existing dual class voting structure.
Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination. Generally vote against proposals to restrict or prohibit shareholder ability to take action by written consent.
H. Environmental and Social Matters
Loomis Sayles has a fiduciary duty to act in the best interests of its clients.
Loomis Sayles believes good corporate governance, including those practices that address ESG Matters, is essential to the effective management of a company's financial, litigation and reputation risk, the maximization of its long-term economic performance and sustainability, and the protection of its shareholders' best interests, including the maximization of shareholder value.
Proposals on environmental and social matters cover a wide range of issues, including environmental and energy practices and their impacts, labor matters, diversity and human rights. These proposals may be voted as recommended by the Proxy Voting Service or may, in the determination of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a material impact on an industry or the growth and sustainability of an issuer; (ii) is appropriate for the issuer and the cost to implement would not be excessive; (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk; or (iv) is otherwise appropriate for the issuer.
Loomis Sayles will consider whether such proposals are likely to enhance the value of the client's investments after taking into account the costs involved, pursuant to its fiduciary duty to its clients.
Climate Reporting:   Generally vote for proposals requesting the issuer produce a report, at reasonable expense, on the issuer's climate policies.  A recommendation against such proposals by the Proxy Voting Service will be considered by the Proxy Committee.
Workplace Diversity Reporting:  Generally vote for proposals requesting the issuer produce a report, at reasonable expense, on the issuer's workforce diversity or equity policies and/or performance.  A recommendation against such proposals by the Proxy Voting Service will be considered by the Proxy Committee.
I. General Corporate Governance
Loomis Sayles has a fiduciary duty to its clients with regard to proxy voting matters, including routine proposals that do not present controversial issues. The impact of proxy proposals on its clients' rights as shareholders must be evaluated along with their potential economic benefits.
Changing Corporate Name: Vote for management proposals to change the corporate name.
Charitable and Political Contributions and Lobbying Expenditures: Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Proposals of UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.
Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.
Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.
Financial Statements:   Generally, proposals to accept and/or approve the delivery of audited financial statements shall be voted as recommended by the Proxy Voting Service.  In certain non-US jurisdictions where local regulations and/or market practices do not require the release of audited financial statements in advance of custodian vote deadlines (e.g., Korea), and the Proxy Voting Service has not identified any issues with the company's past financial statements or the audit procedures used, then Loomis Sayles shall vote for such proposals.
Non-Material Miscellaneous Bookkeeping Proposals: A recommendation of the Proxy Voting Service will generally be followed regarding miscellaneous bookkeeping proposals of a non-material nature.
Ratification of Board and/or Management Acts :  Generally, proposals concerning the ratification or approval of the acts of the board of directors and/or management of the issuer for the past fiscal year shall be voted as recommended by the Proxy Voting Service.
Reimbursement of Proxy Contest Defenses: Generally, proposals concerning all proxy contest defense cost reimbursements should be evaluated on a case-by-case basis.
Reimbursement of Proxy Solicitation Expenses: Proposals to provide reimbursement for dissidents waging a proxy contest should be evaluated on a case-by-case basis.
State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).
Technical Amendments to By-Laws: A recommendation of the Proxy Voting Service will generally be followed regarding technical or housekeeping amendments to by-laws or articles designed to bring the by-laws or articles into line with current regulations and/or laws.
Transaction of Other Business: Vote against proposals asking for authority to transact open-ended other business without any information provided by the issuer at the time of voting.
Transition Manager Ballots: Any ballot received by Loomis Sayles for a security that was held for a client by a Transition Manager prior to Loomis Sayles' management of the client's holdings will be considered on a case-by case basis by the Proxy Committee (without the input of any Loomis Sayles analyst or portfolio manager) if such security is no longer held in the client's account with Loomis Sayles.
J. Investment Company Matters
Election of Investment Company Trustees: Vote for nominees who oversee fewer than 60 investment company portfolios. Vote against nominees who oversee 60 or more investment company portfolios that invest in substantially different asset classes (e.g., if the applicable portfolios include both fixed income funds and equity funds). Vote on a case-by-case basis for or against nominees who oversee 60 or more investment company portfolios that invest in substantially similar asset classes (e.g., if the applicable portfolios include only fixed income funds or only equity funds). These policies will be followed with respect to funds advised by Loomis Sayles and its affiliates, as well as funds for which Loomis Sayles acts as subadviser and other third parties.
Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.
Investment Company Fundamental Investment Restrictions: Votes on amendments to an investment company's fundamental investment restrictions should be evaluated on a case-by-case basis.
Investment Company Investment Advisory Agreements: Votes on investment company investment advisory agreements should be evaluated on a case-by-case basis.
1   Loomis Sayles does not engage in securities lending. However, some clients do opt to lend securities, availing themselves of their custodians' services.

Proxy Voting - LSV.
LSV Asset Management's ("LSV" or the "Firm") proxy voting responsibilities on behalf of a client's account are expressly stated in the applicable agreement with such client. If LSV is responsible for voting proxies, the agreement with each client will typically state whether the votes will be cast in accordance with this proxy voting policy or in accordance with the client's proxy voting policy. In either case, LSV will make appropriate arrangements with each account custodian to have proxies forwarded on a timely basis, and will endeavor to correct delays or other problems relating to timely delivery of proxies and proxy materials to the extent it is aware of such delays or problems.  If the client elects to retain proxy voting responsibility, LSV will have no involvement in the proxy voting process for that client.
To satisfy its fiduciary duty in making any voting determination, an investment adviser must make the determination in the best interests of the client and must not place the investment adviser's own interests ahead of the interests of the client.  In addition, with respect to Employee Retirement Income Security Act of 1974 ("ERISA") plan clients, LSV directs its voting activity solely in the interests of the participants and beneficiaries and for the exclusive purpose of providing benefits to participants and their beneficiaries and defraying reasonable expenses.
In general, LSV's quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues.  As a result, LSV does not consider proxy voting to be a material factor in its investment strategy or results.  LSV, therefore, has retained an expert independent third party to assist in proxy voting, currently Glass Lewis & Co. ("GLC").  LSV's selection of GLC was made after careful consideration of GLC's proxy voting services, including related voting policies and expertise.  GLC implements LSV's proxy voting process, develops proxy voting guidelines, and provides analysis of proxy issues on a case-by-case basis.  Where LSV has been responsible for voting proxies for a client, LSV typically votes in accordance with GLC's standard guidelines, as updated from time to time, which can be found at https://www.glasslewis.com/guidelines.  For new clients who wish to make LSV responsible for voting proxies, LSV intends to vote in accordance with GLC's climate guidelines, as updated from time to time, which are described by GLC at https://www.glasslewis.com/climate-policy, and which may be obtained from LSV and applied to existing clients' accounts upon request.  LSV describes available GLC guidelines to clients on at least an annual basis.  Those guidelines generally are aligned with LSV's investment goals, and LSV's use of GLC, therefore, is not a delegation of LSV's fiduciary obligation to vote proxies for clients.  GLC's guidelines have been developed based on, among other things, GLC's focus on facilitating shareholder voting in favor of governance structures that drive performance and create shareholder value.  LSV believes that GLC's guidelines are reasonably designed to ensure that proxies are voted in the best interests of LSV's clients.  Although it is expected to be rare, LSV reserves the right to vote issues contrary to, or issues not covered by, GLC's guidelines when LSV believes it is in the best interests of the client and LSV does not have a material conflict of interest.  In certain circumstances, clients are permitted to direct their vote in a particular solicitation.  Direction from a client on a particular proxy vote will take precedence over GLC's guidelines.  Where the client has engaged LSV to vote proxies and has also provided proxy voting guidelines to LSV, those guidelines will be followed with the assistance of GLC.
GLC assists LSV with voting execution, including through an electronic vote management system that allows GLC to: (1) populate each client's votes shown on GLC's electronic voting platform with GLC's recommendations under applicable guidelines ("pre-population"); and (2) automatically submit the client's votes to be counted ("automated voting").  There will likely be circumstances where, before the submission deadline for proxies to be voted at the shareholder meeting, an issuer intends to file or has filed additional soliciting materials with the SEC regarding a matter to be voted upon.  It is possible in such circumstances that LSV's use of pre-population and automated voting could result in votes being cast that do not take into account such additional information.  In order to address this concern, GLC actively monitors information sources for supplemental or updated information and has in place a system to allow for issuer feedback on its voting recommendations.  Such updated information and feedback is considered by GLC and voting recommendations are modified as appropriate.  LSV's pre-populated votes would then also be automatically updated.  GLC's processes in this area are part of LSV's review of their services as described below.
LSV conducts a number of periodic reviews to seek to ensure votes are cast in accordance with this policy and applicable GLC guidelines.  In addition, on a semi-annual basis, LSV requires GLC to, among other things, provide confirmations regarding its policies and procedures and reporting on any changes to such policies and procedures.  As part of such semi-annual process, LSV also obtains information regarding the capacity and competency of GLC to provide proxy advisory services to LSV.
In the voting process, conflicts can arise between LSV's interests and that of its clients, or between clients' interests due to each client's objectives.  In such situations, LSV will continue to vote the proxies in accordance with the recommendations of GLC based on each client's applicable guidelines.  A written record will be maintained explaining the reasoning for the vote recommendation.  LSV also monitors GLC's conflicts of interest policies and procedures on a periodic basis.
LSV may be unable or may choose not to vote proxies in certain situations.  For example, and without limitation, LSV may refrain from voting a proxy if (i) the cost of voting the proxy exceeds the expected benefit to the client, (ii) LSV is not given enough time to process the vote, (iii) voting the proxy requires the security to be "blocked" or frozen from trading or (iv) it is otherwise impractical or impossible to vote the proxy, such as in the case of voting a foreign security that must be cast in person.
Clients may receive a copy of this proxy voting policy and LSV's voting record for their account by request.  In addition, clients are sent a copy of their respective guidelines and a summary of other available options on an annual basis and may elect to change their guidelines at any time.  LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser, a copy of LSV's voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.
LSV may modify this policy and use of GLC from time to time.
Recordkeeping
LSV will retain:
1.Copies of its proxy voting policies and procedures.
2.A copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR).
3.A record of each vote cast on behalf of a client (maintained by the proxy voting service).
4.A copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service and/or the Firm).
5.A copy of clients' written requests for proxy voting information and a copy of LSV's written response to a client's request for proxy voting information for the client's account.
LSV will ensure that it may obtain access to the proxy voting service's records promptly upon LSV's request.
The above listed information is intended to, among other things, enable clients to review LSV's proxy voting procedures and actions taken in individual proxy voting situations.
LSV will maintain required materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place.
Consideration of Environmental, Social and Governance Factors
LSV became a signatory to the Principles for Responsible Investment ("PRI") in April 2014.  GLC is also a signatory to the PRI.  The PRI provides a framework, through its six principles, for consideration of environmental, social and governance ("ESG") factors in portfolio management and investment decision-making.  The six principles ask an investment manager, to the extent consistent with its fiduciary duties, to seek to: (1) incorporate ESG issues into investment analysis and decision-making processes; (2) be an active owner and incorporate ESG issues into its ownership policies and practices; (3) obtain appropriate disclosure on ESG issues by the entities in which it invests; (4) promote acceptance and implementation of the PRI principles within the investment industry; (5) work to enhance its effectiveness in implementing the PRI principles; and (6) report on its activities and progress toward implementing the PRI principles.  Voting in favor of effective disclosure and governance of ESG issues to drive performance and create shareholder value is incorporated into GLC's standard guidelines, as well as a supplement GLC maintains for shareholder initiatives.  GLC's climate guidelines are substantially similar, but go further to encourage enhanced disclosure of climate-related governance measures, risk mitigation, and metrics or targets.  In each case, GLC's guidelines emphasize assessing the financial implications of ESG issues in context of a company's operations.  Thus, by utilizing these GLC guidelines, LSV seeks to apply the PRI and incorporate ESG issues into its proxy voting decision-making processes in a manner consistent with its fiduciary duties.  Further, LSV is able to offer to interested clients upon request, GLC's ESG-focused guidelines that include an additional level of analysis intended to encourage outcomes that are consistent with widely-accepted enhanced ESG practices.

Proxy Voting - NBIA.
Neuberger Berman Investment Advisers LLC ("NBIA") has implemented written Proxy Voting Policies and Procedures (Proxy Voting Policy) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority. The Proxy Voting Policy, which is included as Attachment A, also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting. The following is a summary of the Proxy Voting Policy. NBIA's Governance and Proxy Committee ("Proxy Committee") is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, administering and overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegates to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass, Lewis & Co. ("Glass Lewis") to vote proxies in accordance with NBIA's voting guidelines or, in instances where a material conflict has been determined to exist, in accordance with the voting recommendations of an independent third party.
NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.
In the event that an investment professional at NBIA believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the voting guidelines, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in the requested manner. If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional would not be appropriate, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the voting guidelines; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.
Attachment A
I. Introduction and General Principles
A. Certain subsidiaries of Neuberger Berman Group LLC ("NB") have been delegated the authority and responsibility to vote the proxies of their respective investment advisory clients and exercise such responsibility according to these policies and procedures.
B. NB understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.
C. NB believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with NB's fiduciary duties, applicable rules under the Investment Advisers Act of 1940, fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations, the UK Stewardship Code, the Japan Stewardship Code and other applicable laws and regulations.
D. In instances where NB does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.
E. In all circumstances, NB will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NB's proxy votes for other client accounts.
F. NB will seek to vote all shares under its authority so long as that action is not in conflict with client instructions. There may be circumstances under which NB may abstain from voting a client proxy, such as when NB believes voting would not be in clients' best interests (e.g., not voting in countries with share blocking or meetings in which voting would entail additional costs). NB understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the clients and, in the case of an ERISA client and other accounts and clients subject to similar local laws, a plan's participants and beneficiaries. NB's decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client's investment and whether this expected effect would outweigh the cost of voting.
II. Responsibility and Oversight
A. NB has designated a Governance & Proxy Committee ("Proxy Committee") with the responsibility for:
(i) developing, authorizing, implementing and updating NB's policies and procedures;
(ii) administering and overseeing the governance and proxy voting processes; and
(iii) engaging and overseeing any third-party vendors as voting delegates to review, monitor and/or vote proxies.
NB, at the recommendation of the Proxy Committee, has retained Glass, Lewis & Co., LLC ("Glass Lewis") as its voting delegate.
B. The Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.
C. The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer (Equities), the Director of Global Equity Research, the Head of ESG Investing, and certain portfolio managers. A senior member of the Legal and Compliance Department will advise the Proxy Committee and may vote as a full member of the Committee if a vote is needed to establish a quorum or in the event that a vote is needed to break a tie. The Director of Investment Stewardship serves in an advisory role to the Proxy Committee but may also vote as a full member of the Committee if a vote is needed to establish a quorum or in the event that a vote is needed to break a tie.
D. In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, the remaining members of the Proxy Committee shall constitute an ad hoc independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.
III. Proxy Voting Guidelines
A. The Proxy Committee developed the Governance and Proxy Voting Guidelines ("Voting Guidelines") based on our Governance and Engagement Principles. These Guidelines are updated as appropriate and generally at least on an annual basis. With input from certain of our investment professionals, the modifications are intended to reflect emerging corporate governance issues and themes. The Proxy Committee recognizes that in certain circumstances it may be in the interests of our clients to deviate from our Voting Guidelines.
B. Our views regarding corporate governance and engagement, and the related stewardship actions, are informed by our ESG Investing group, in consultation with professionals in the Legal & Compliance and Global Equity Research groups, among others. These insightful, experienced and dedicated groups enable us to think strategically about engagement and stewardship priorities.
C. We believe NB's Voting Guidelines generally represent the voting positions most likely to support our clients' best economic interests across a range of sectors and contexts. These guidelines are not intended to constrain our consideration of the specific issues facing a particular company on a particular vote, and so there will be times when we deviate from the Voting Guidelines.
D. In the event that a portfolio manager or other senior investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies other than as provided in  NB's Voting Guidelines, the portfolio manager or other investment professional will submit in writing to the Proxy Committee the basis for his or her recommendation. The Proxy Committee will review this recommendation in the context of the specific circumstances of the proxy vote being considered and with the intention of voting in the best interest of our clients.
IV. Proxy Voting Procedures
A. NB will vote client proxies in accordance with a client's specific request even if it is in a manner inconsistent with NB's proxy votes for other client accounts. Such specific requests should be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.
B. NB has engaged Glass Lewis as its advisor and voting agent to:
(i) provide research on proxy matters;
(ii) in a timely manner, notify NB of and provide additional solicitation materials made available reasonably in advance of a vote deadline;
(iii) vote proxies in accordance with NB's Voting Guidelines or as otherwise instructed and submit such proxies in a timely manner;
(iv) handle other administrative functions of proxy voting;
(v) maintain records of proxy statements and additional solicitation materials received in connection with proxy votes and provide copies of such proxy statements promptly upon request; and
(vi) maintain records of votes cast.
C. Except in instances where clients have retained voting authority, NB will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to Glass Lewis.
D. NB retains final authority and fiduciary responsibility for proxy voting.
V. Conflicts of Interest
A. Glass Lewis will vote proxies in accordance with the Voting Guidelines described in Section III or, in instances where a material conflict has been determined to exist, as Glass Lewis recommends. NB believes that this process is reasonably designed to address material conflicts of interest that may arise in conjunction with proxy voting decisions. Potential conflicts considered by the Proxy Committee when it is determining whether to deviate from NB's Voting Guidelines include, among others: a material client relationship with the corporate issuer being considered; personal or business relationships between the portfolio managers and an executive officer; director, or director nominee of the issuer; joint business ventures; or a direct transactional relationship between the issuer and senior executives of NB.
B. In the event that an NB Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the Voting Guidelines described in Section III, such NB Investment Professional will contact a member of the Legal & Compliance Department advising the Proxy Committee and complete and sign a questionnaire in the form adopted from time to time. Such questionnaires will require specific information, including the reasons the NB Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship, or other matters that may raise a potential material conflict of interest with respect to the voting of the proxy. The Proxy Committee will meet with the NB Investment Professional to review the completed questionnaire and consider such other matters as it deems appropriate to determine that there is no material conflict of interest with respect to the voting of the proxy in the requested manner. The Proxy Committee shall document its consideration of such other matters. In the event that the Proxy Committee determines that such vote will not present a material conflict, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB Investment Professional. In the event of a determination to vote the proxy as recommended by the NB Investment Professional, an authorized member of the Proxy Committee will instruct Glass Lewis to vote in such manner with respect to the client or clients. In the event that the Proxy Committee determines that the voting of a proxy as recommended by the NB Investment Professional would not be appropriate, the Proxy Committee will:
(i) take no further action, in which case the Committee shall vote such proxy in accordance with the Voting Guidelines;
(ii) disclose such conflict to the client or clients and obtain written direction from the client with respect to voting the proxy;
(iii) suggest that the client or clients engage another party to determine how to vote the proxy; or
(iv) engage another independent third party to determine how to vote the proxy.
A record of the Proxy Committee's determinations shall be prepared and maintained in accordance with applicable policies.
C. In the event that the Voting Guidelines described in Section III do not address how a proxy should be voted the Proxy Committee will make a determination as to how the proxy should be voted. The Proxy Committee will consider such matters as it deems appropriate to determine how such proxy should be voted, including whether there is a material conflict of interest with respect to the voting of the proxy in accordance with its decision. The Proxy Committee shall document its consideration of such matters, and an authorized member of the Proxy Committee will instruct Glass Lewis to vote in such manner with respect to such client or clients.
D. Material conflicts cannot be resolved by simply abstaining from voting.
VI. Recordkeeping
NB will maintain records relating to the implementation of the Voting Guidelines and these procedures, including:
(i) a copy of the Voting Guidelines and these procedures, which shall be made available to clients upon request;
(ii) proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or Glass Lewis);
(iii) a record of each vote cast (which Glass Lewis maintains on NB's behalf);
(iv) a copy of each questionnaire completed by any NB Investment Professional under Section V above; and
(v) any other document created by NB that was material to a determination regarding the voting of proxies on behalf of clients or that memorializes the basis for that decision.
Such proxy voting books and records shall be maintained in an easily accessible place, which may include electronic means, for a period of five years, the first two by the Legal & Compliance Department. Material conflicts cannot be resolved by simply abstaining from voting.
VII. Engagement and Monitoring
Consistent with the firm's active management strategies, NB portfolio managers and members of the Global Equity Research team continuously monitor material investment factors at portfolio companies. NB professionals remain informed of trends and best practices related to the effective fiduciary administration of proxy voting. NB will make revisions to its Voting Guidelines and related procedures document when it determines it is appropriate or when we observe the opportunity to materially improve outcomes for our clients. Additionally, we will regularly undertake a review of selected voting and engagement cases to better learn how to improve the monitoring of our portfolio companies and the effectiveness of our stewardship activities.
VIII. Securities Lending
Some NB products or client accounts where NB has authority and responsibility to vote the proxies may participate in a securities lending program administered by NB. Where a security is currently on loan ahead of a shareholder meeting, NB will generally attempt to terminate the loan in time to vote those shares. Where a security is subject to being loaned is eligible to be voted in a stockholder meeting a portfolio manager may restrict the security from lending. NB maintains the list of securities restricted from lending and receives daily updates on upcoming proxy events from the custodian.
IX. Disclosure
Neuberger Berman will publicly disclose all voting records of its co-mingled funds (Undertakings for Collective Investment in Transferable Securities (UCITS) and mutual funds), which can be found at https://www.nb.com/en/us/esg/nb-votes - Neuberger Berman cannot publicly disclose vote level records for separate accounts without express permission of the client. Neuberger Berman will publicly disclose aggregate reporting on at least an annual basis for all votes cast across co-mingled and separate accounts. Neuberger Berman welcomes the opportunity to discuss the rationale for a given vote with investee companies as part of our ongoing engagement activities. Neuberger Berman may also choose to provide broad explanations for certain voting positions on important or topical issues in advance of the vote. Additionally, our proxy voting guidelines can be found on our website: https://www.nb.com/en/us/esg/nb-votes.

Proxy Voting - PineBridge.
I. Introduction
Proxy voting is an important right of shareholders, such as PineBridge Clients, for which PineBridge must take reasonable care and diligence to ensure such rights are properly and timely exercised. PineBridge, as a fiduciary for its Clients, must vote proxies in their best interest. We believe considering forward looking improvement in ESG issues is in the economic interest of our Clients. Please refer to the PineBridge Stewardship and Engagement Policy for details on how PineBridge interacts with companies, entities or other market participants on Environmental, Social and Governance (ESG) issues.
II. Policy Statement
Proxy Procedures
As a registered investment adviser that votes (or delegates the voting of) securities held in Client portfolios, PineBridge has implemented proxy voting procedures that are reasonably designed to help ensure that a) PineBridge votes proxies in the best interest of its Clients; b) describes its proxy voting procedures to its Clients, and c) discloses to Clients how they may obtain information on how PineBridge voted their proxies. These procedures are designed to help enable PineBridge to manage material conflicts of interest. While PineBridge must disclose its votes upon request to Clients, no public disclosure is required. (Note that disclosure is required for any mutual funds advised by PineBridge, on Form N-PX.)
Record-Keeping
PineBridge must retain (i) these proxy voting policies and procedures; (ii) proxy statements received regarding Client securities; (iii) records of votes it casts on behalf of Clients; (iv) records of Client requests for proxy voting information, and; (v) any documents prepared by PineBridge that were material to making a decision how to vote, or that memorialized the basis for the decision. PineBridge may rely on proxy statements filed on EDGAR instead of keeping its own copies and rely on proxy statements and records of proxy votes cast by PineBridge that are maintained by contract with a third-party proxy voting service or other third party.
Proxies of Shares of Non-U.S. Corporations
PineBridge has implemented general voting policies with respect to non-U.S. shares owned by Clients. However, although U.S. companies must give shareholders at least 20 days' advance notice to vote proxies, some non-U.S. companies may provide considerably shorter notice or none at all. PineBridge is not required to "rush" voting decisions in order to meet an impractical deadline, and as a result, PineBridge or PineBridge affiliates' regional designees under certain circumstances may not vote certain proxies. In addition, certain non-U.S. regulations impose additional costs to a Portfolio that votes proxies, and PineBridge will take that into consideration when determining whether to or not to vote.
In the case of a material conflict between the interests of PineBridge and those of its Clients, PineBridge will take steps to address such conflicts (which may include consulting with counsel) and will attempt to resolve all conflicts in the Client's best interest.
III. Procedures
• Compliance is responsible for ensuring that the PineBridge ADV includes the appropriate language summarizing PineBridge's proxy voting procedures and for updating the summary in the ADV whenever the procedures are updated. Compliance is also responsible for consulting with Legal to ensure that PineBridge's proxy voting policy is kept up to date and in a form appropriate for transmission to Clients.
• If a Client or potential Client requests a copy of the Proxy Voting Policy from Client Relations or Sales, Compliance should be contacted for the most recent version, or it may be obtained from the intranet. Client Relations will send to such Client a copy of the current version of the voting procedures within 7 days and will ensure that Compliance receives a log of each Client's request and the action taken.
• If a Client requests access to the records of how PineBridge voted its proxies, the Client should be assured that this will be provided, and Operations should be consulted. Operations has access to these proxy voting records.
• PineBridge has established a Stewardship Committee (the "Committee"), which is responsible for defining and monitoring PineBridge's proxy voting strategy and process. The Committee is comprised of members of senior management, portfolio management, Compliance, Legal, Product and Operations.
• The Committee conducts an annual review of the proxy voting guidelines for domestic and non-U.S. Portfolios. Guidelines are reviewed to ensure that the interests of PineBridge's Clients are best served.
• Issues not addressed in the voting guidelines are determined on a case-by-case basis with input from the Committee and portfolio managers.
• PineBridge has engaged a third-party vendor to administer proxy voting on its behalf. The vendor receives, in a majority of cases, proxies directly from the Client's custodian and votes them based on PineBridge's voting guidelines.
• In circumstances where PineBridge receives proxies directly, these proxies must be sent to the vendor promptly. The vendor then votes them in accordance with PineBridge's voting guidelines. The vendor maintains a listing of all votes cast on behalf of PineBridge Clients.

Proxy Voting - Principal.
Introduction
Principal Global Investors 1  ("PGI") is an investment adviser registered with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Investment Advisers Act of 1940 (the "Advisers Act"). As a registered investment adviser, PGI has a fiduciary duty to act in the best interests of its clients. PGI recognizes that this duty requires it to vote client securities, for which it has voting power on the applicable record date, in a timely manner and make voting decisions that are in the best interests of its clients. This document, Principal Global Investors' Proxy Voting Policies and Procedures (the "Policy") is intended to comply with the requirements of the Investment Advisers Act of 1940, the Investment Company Act of 1940 and the Employee Retirement Income Security Act of 1974 applicable to the voting of the proxies of both US and non-US issuers on behalf of PGI's clients who have delegated such authority and discretion.
Relationship between Investment Strategy, ESG and Proxy Voting
PGI has a fiduciary duty to make investment decisions that are in its clients' best interests by maximizing the value of their shares. Proxy voting is an important part of this process through which PGI can support strong corporate governance structures, shareholder rights and transparency. PGI also believes a company's positive environmental, social and governance ("ESG") practices may influence the value of the company, leading to long-term shareholder value. PGI may take these factors into considerations when voting proxies in its effort to seek the best outcome for its clients. PGI believes that the integration of consideration of ESG practices in PGI's investment process helps identify sources of risk that could erode the long-term investment results it seeks on behalf of its clients. From time to time, PGI may work with various ESG-related organizations to engage issuers or advocate for greater levels of disclosure.
Roles and Responsibilities
Role of the Proxy Voting Committee
PGI's Proxy Voting Committee (the "Proxy Voting Committee") shall (i) oversee the voting of proxies and the Proxy Advisory Firm, (ii) where necessary, make determinations as to how to instruct the vote on certain specific proxies, (iii) verify ongoing compliance with the Policy, (iv) review the business practices of the Proxy Advisory Firm and (v) evaluate, maintain, and review the Policy on an annual basis. The Proxy Voting Committee is comprised of representatives of each investment team and a representative from PGI Risk, Legal, Operations, and Compliance will be available to advise the Proxy Voting Committee but are non-voting members. The Proxy Voting Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Policy and may designate personnel to instruct the vote on proxies on behalf the PGI's clients (collectively, "Authorized Persons").
The Proxy Voting Committee shall meet at least four times per year, and as necessary to address special situations.
Role of Portfolio Management
While the Proxy Voting Committee establishes the Guidelines and Procedures, the Proxy Voting Committee does not direct votes for any client except in certain cases where a conflict of interest exists. Each investment team is responsible for determining how to vote proxies for those securities held in the portfolios their team manages. While investment teams generally vote consistently with the Guidelines, there may be instances where their vote deviates from the Guidelines. In those circumstances, the investment team will work within the Exception Process. In some instances, the same security may be held by more than one investment team. In these cases, PGI may vote differently on the same matter for different accounts as determined by each investment team.
Proxy Voting Guidelines
The Proxy Voting Committee, on an annual basis, or more frequently as needed, will direct each investment team to review draft proxy voting guidelines recommended by the Proxy Advisory Firm ("Draft Guidelines"). The Proxy Voting Committee will collect the reviews of the Draft Guidelines to determine whether any investment teams have positions on issues that deviate from the Draft Guidelines. Based on this review, PGI will adopt proxy voting guidelines. Where an investment team has a position which deviates from the Draft Guidelines, an alternative set of guidelines for that investment team may be created. Collectively, these guidelines will constitute PGI's current Proxy Voting Guidelines and may change from time to time (the "Guidelines"). The Proxy Voting Committee has the obligation to determine that, in general, voting proxies pursuant to the Guidelines is in the best interests of clients. Exhibit A to the Policy sets forth the current Guidelines.
There may be instances where proxy votes will not be in accordance with the Guidelines. Clients may instruct PGI to utilize a different set of guidelines, request specific deviations, or directly assume responsibility for the voting of proxies. In addition, PGI may deviate from the Guidelines on an exception basis if the investment team or PGI has determined that it is the best interest of clients in a particular strategy to do so, or where the Guidelines do not direct a particular response and instead list relevant factors. Any such a deviation will comply with the Exception Process which shall include a written record setting out the rationale for the deviation.
The subject of the proxy vote may not be covered in the Guidelines. In situations where the Guidelines do not provide a position, PGI will consider the relevant facts and circumstances of a particular vote and then vote in a manner PGI believes to be in the clients' bests interests. In such circumstance, the analysis will be documented in writing and periodically presented to the Proxy Voting Committee. To the extent that the Guidelines do not cover potential voting issues, PGI may consider the spirit of the Guidelines and instruct the vote on such issues in a manner that PGI believes would be in the best interests of the client.
Use of Proxy Advisory Firms
PGI has retained one or more third-party proxy service provider(s) (the "Proxy Advisory Firm") to provide recommendations for proxy voting guidelines, information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals, operationally process votes in accordance with the Guidelines on behalf of the clients for whom PGI has proxy voting responsibility, and provide reports concerning the proxies voted ("Proxy Voting Services"). Although PGI has retained the Proxy Advisory Firm for Proxy Voting Services, PGI remains responsible for proxy voting decisions. PGI has designed the Policy to oversee and evaluate the Proxy Advisory Firm, including with respect to the matters described below, to support the PGI's voting in accordance with this Polic y.
Oversight of Proxy Advisory Firms
Prior to the selection of any new Proxy Advisory Firm and annually thereafter or more frequently if deemed necessary by PGI, the Proxy Voting Committee will consider whether the Proxy Advisory Firm: (a) has the capacity and competency to adequately analyze proxy issues and provide the Proxy Voting Services the Proxy Advisory Firm has been engaged to provide and (b) can make its recommendations in an impartial manner, in consideration of the best interests of PGI's clients, and consistent with the PGI's voting policies. Such considerations may include, depending on the Proxy Voting Services provided, the following: (i) periodic sampling of votes pre-populated by the Proxy Advisory Firm's systems as well as votes cast by the Proxy Advisory Firm to review that the Guidelines adopted by PGI are being followed; (ii) onsite visits to the Proxy Advisory Firm office and/or discussions with the Proxy Advisory Firm to determine whether the Proxy Advisory Firm continues to have the capacity and competency to carry out its proxy obligations to PGI; (iii) a review of those aspects of the Proxy Advisory Firm's policies, procedures, and methodologies for formulating voting recommendations that PGI consider material to Proxy Voting Services provided to PGI, including factors considered, with a particular focus on those relating to identifying, addressing and disclosing potential conflicts of interest (including potential conflicts related to the provision of Proxy Voting Services, activities other than Proxy Voting Services, and those presented by affiliation such as a controlling shareholder of the Proxy Advisory Firm) and monitoring that materially current, accurate, and complete information is used in creating recommendations and research; (iv) requiring the Proxy Advisory Firm to notify PGI if there is a substantive change in the Proxy Advisory Firm's policies and procedures or otherwise to business practices, including with respect to conflicts, information gathering and creating voting recommendations and research, and reviewing any such change(s); (v) a review of how and when the Proxy Advisory Firm engages with, and receives and incorporates input from, issuers, the Proxy Advisory Firm's clients and other third-party information sources; (vi) assessing how the Proxy Advisory Firm considers factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote; (vii) in case of an error made by the Proxy Advisory Firm, discussing the error with the Proxy Advisory Firm and determining whether appropriate corrective and preventive action is being taken; and (viii) assessing whether the Proxy Advisory Firm appropriately updates its methodologies, guidelines, and voting recommendations on an ongoing basis and incorporates input from issuers and Proxy Advisory Firm clients in the update process. In evaluating the Proxy Advisory Firm, PGI may also consider the adequacy and quality of the Proxy Advisory Firm's staffing, personnel, and/or technology.
Procedures for Voting Proxies
T o increase the efficiency of the voting process, PGI utilizes the Proxy Advisory Firm to act as its voting agent for its clients' holdings. Issuers initially send proxy information to the clients' custodians. PGI instructs these custodians to direct proxy related materials to the Proxy Advisory Firm. The Proxy Advisory Firm provides PGI with research related to each resolution.
PGI analyzes relevant proxy materials on behalf of their clients and seek to instruct the vote (or refrain from voting) proxies in accordance with the Guidelines. A client may direct PGI to vote for such client's account differently than what would occur in applying the Policy and the Guidelines. PGI may also agree to follow a client's individualized proxy voting guidelines or otherwise agree with a client on particular voting considerations.
PGI seeks to vote (or refrain from voting) proxies for its clients in a manner that PGI determines is in the best interests of its clients, which may include both considering both the effect on the value of the client's investments and ESG factors. In some cases, PGI may determine that it is in the best interests of clients to refrain from exercising the clients' proxy voting rights. PGI may determine that voting is not in the best interests of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of PGI, exceed the expected benefits of voting to the client.
Procedures for Proxy Issues within the Guidelines
Where the Guidelines address the proxy matter being voted on, the Proxy Advisor Firm will generally process all proxy votes in accordance with the Guidelines. The applicable investment team may provide instructions to vote contrary to the Guidelines in their discretion and with sufficient rationale documented in writing to seek to maximize the value of the client's investments or is otherwise in the client's best interest. This rationale will be submitted to PGI Compliance to approve and once approved administered by PGI Operations. This process will follow the Exception Process. The Proxy Voting Committee will receive and review a quarterly report summarizing all proxy votes for securities for which PGI exercises voting authority. In certain cases, a client may have elected to have PGI administer a custom policy which is unique to the Client. If PGI is also responsible for the administration of such a policy, in general, except for the specific policy differences, the procedures documented here will also be applicable, excluding reporting and disclosure procedures.
Procedures for Proxy Issues Outside the Guidelines
To the extent that the Guidelines do not cover potential voting issues, the Proxy Advisory Firm will seek direction from PGI. PGI may consider the spirit of the Guidelines and instruct the vote on such issues in a manner that PGI believes would be in the best interests of the client. Although this not an exception to the Guidelines, this process will also follow the Exception Process. The Proxy Voting Committee will receive and review a quarterly report summarizing all proxy votes for securities for which PGI exercises voting discretion, which shall include instances where issues fall outside the Guidelines.
Securities Lending
Some clients may have entered into securities lending arrangements with agent lenders to generate additional revenue. If a client participates in such lending, the client will need to inform PGI as part of their contract with PGI if they require PGI to take actions in regard to voting securities that have been lent. If not commemorated in such agreement, PGI will not recall securities and as such, they will not have an obligation to direct the proxy voting of lent securities.
In the case of lending, PGI maintains one share for each company security out on loan by the client. PGI will vote the remaining share in these circumstances.
In cases where PGI does not receive a solicitation or enough information within a sufficient time (as reasonably determined by PGI) prior to the proxy-voting deadline, PGI or the Proxy Advisory Firm may be unable to vote.
Regional Variances in Proxy Voting
PGI utilizes the Policy and Guidelines for both US and non-US clients, and there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is usually relatively easy to vote proxies, as the proxies are typically received automatically and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company's shareholders.
With respect to non-U.S. companies, we make reasonable efforts to vote most proxies and follow a similar process to those in the U.S. However, in some cases it may be both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances and expected costs may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. In certain instances, it may be determined by PGI that the anticipated economic benefit outweighs the expected cost of voting. PGI intends to make their determination on whether to vote proxies of non-U.S. companies on a case-by-case basis. In doing so, PGI shall evaluate market requirements and impediments, including the difficulties set forth above, for voting proxies of companies in each country. PGI periodically reviews voting logistics, including costs and other voting difficulties, on a client by client and country by country basis, in order to determine if there have been any material changes that would affect PGI's determinations and procedures.
Conflicts of Interest
PGI recognizes that, from time to time, potential conflicts of interest may exist. In order to avoid any perceived or actual conflict of interest, the procedures set forth below have been established for use when PGI encounters a potential conflict to ensure that PGI's voting decisions are based on maximizing shareholder value and are not the product of a conflict.
Addressing Conflicts of Interest - Exception Process
Prior to voting contrary to the Guidelines, the relevant investment team must complete and submit a report to PGI Compliance setting out the name of the security, the issue up for vote, a summary of the Guidelines' recommendation, the vote changes requested and the rational for voting against the Guidelines' recommendation. The member of the investment team requesting the exception must attest to compliance with Principal's Code of Conduct and the has an affirmative obligation to disclose any known personal or business relationship that could affect the voting of the applicable proxy. PGI Compliance will approve or deny the exception in consultation, if deemed necessary, with the Legal.
If PGI Compliance determines that there is no potential material conflict exists, the Guidelines may be overridden. If PGI Compliance determines that there exists or may exist a material conflict, it will refer the issue to the Proxy Voting Committee. The Proxy Voting Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual material conflict and decide by a majority vote as to how to vote the proxy - i.e., whether to permit or deny the exception.
In considering the proxy vote and potential material conflict of interest, the Proxy Voting Committee may review the following factors:
• The percentage of outstanding securities of the issuer held on behalf of clients by PGI;
• The nature of the relationship of the issuer with the PGI, its affiliates or its executive officers;
• Whether there has been any attempt to directly or indirectly influence the investment team's decision;
• Whether the direction of the proposed vote would appear to benefit PGI or a related party; and/or
• Whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.
In the event that the Proxy Advisor Firm itself has a conflict and thus is unable to provide a recommendation, the investment team may vote in accordance with the recommendation of another independent service provider, if available. If a recommendation from an independent service provider other than the Proxy Advisor Firm is not available, the investment team will follow the Exception Process. PGI Compliance will review the form and if it determines that there is no potential material conflict mandating a voting recommendation from the Proxy Voting Committee, the investment team may instruct the Proxy Advisory Firm to vote the proxy issue as it determines is in the best interest of clients. If PGI Compliance determines that there exists or may exist a material conflict, it will refer the issue to the Proxy Voting Committee for consideration as outlined above.
Availability of Proxy Voting Information and Recordkeeping
Disclosure
On a quarterly basis, PGI publicly discloses on our website https://www.principalglobal.com/eu/about-us/responsible-investing a voting report setting forth the manner in which votes were cast, including details related to (i) votes against management, and (ii) abstentions. Form more information, Clients may contact PGI for more information related to how PGI has voted with respect to securities held in the Client's account. On request, PGI will provide clients with a summary of PGI's proxy voting guidelines, process and policies and will inform the clients how they can obtain a copy of the complete Proxy Voting Policies and Procedures upon request. PGI will also include such information described in the preceding two sentences in Part 2A of its Form ADV.
Recordkeeping
PGI will keep records of the following items: (i) the Guidelines, (ii) the Proxy Voting Policies and Procedures; (iii) proxy statements received regarding client securities (unless such statements are available on the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iv) records of votes they cast on behalf of clients, which may be maintained by a Proxy Advisory Firm if it undertakes to provide copies of those records promptly upon request; (v) records of written client requests for proxy voting information and PGI's responses (whether a client's request was oral or in writing); (vi) any documents prepared by PGI that were material to making a decision how to vote, or that memorialized the basis for the decision; (vii) a record of any testing conducted on any Proxy Advisory Firm's votes; (viii) materials collected and reviewed by PGI as part of its due diligence of the Proxy Advisory Firm; (ix) a copy of each version of the Proxy Advisory Firm's policies and procedures provided to PGI; and (x) the minutes of the Proxy Voting Committee meetings. All of the records referenced above will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than six years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of six years. If the local regulation requires that records are kept for more than six years, we will comply with the local regulation. We maintain the vast majority of these records electronically.
1 These policies and procedures apply to Principal Global Investors, LLC, Principal Real Estate Investors, LLC, Principal Global Investors (Hong Kong) Limited and any affiliates which have entered into participating affiliate agreements with the aforementioned managers.

T. ROWE PRICE ASSOCIATES, INC. AND CERTAIN OF ITS INVESTMENT ADVISER AFFILIATES
PROXY VOTING POLICIES AND PROCEDURES
RESPONSIBILITY TO VOTE PROXIES
T. Rowe Price Associates, Inc. and certain of its investment adviser affiliates 1 (collectively, "T. Rowe Price") have adopted these Proxy Voting Policies and Procedures ("Policies and Procedures") for the purpose of establishing formal policies and procedures for performing and documenting their fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.
T. Rowe Price recognizes and adheres to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the "Price Funds") as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.
 One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management's with respect to the company's day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company's management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company's public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and - most importantly - our investment professionals' views in making voting decisions.  T. Rowe Price investment personnel do not coordinate with investment personnel of its affiliated investment adviser, TRPIM, with respect to proxy voting decisions.
T. Rowe Price seeks to vote all of its clients' proxies.  In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client's best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

ADMINISTRATION OF POLICIES AND PROCEDURES
Environmental, Social and Governance Investing Committee. T. Rowe Price's Environmental, Social and Governance Investing Committee ("TRPA ESG Investing Committee" or the "Committee) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund's Investment Advisory Committee or the advisory client's portfolio manager.  The Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.
  Global Proxy Operations Team . The Global Proxy Operations team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.
Governance Team . Our Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.
Responsible Investment Team . Our Responsible Investment team oversees the integration of environmental and social factors into our investment processes across asset classes. In formulating vote recommendations for matters of an environmental or social nature, the Governance team frequently consults with the appropriate sector analyst from the Responsible Investment team.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED
In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS do not include automated processing of votes on our behalf using the ISS Benchmark Policy recommendations. Instead, in order to reflect T. Rowe Price's issue-by-issue voting guidelines as approved each year by the TRPA ESG Investing Committee, ISS maintains and implements custom voting policies for the Price Funds and other advisory client accounts.
Meeting Notification
T. Rowe Price utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles our clients' holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.
Vote Determination
Each day, ISS delivers into T. Rowe Price's customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.
Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the TRPA ESG Investing Committee. Others review the customized vote recommendations and approve them before the votes are cast. Portfolio managers have access to current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Global Proxy Operations team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.
T. Rowe Price Voting Guidelines
Specific proxy voting guidelines have been adopted by the TRPA ESG Investing Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com/esgpolicy.
Global Portfolio Companies
The TRPA ESG Investing Committee has developed custom international proxy voting guidelines based on our proxy advisor's general global policies, regional codes of corporate governance, and our own views as investors in these markets.  We apply a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of a single set of policies is not appropriate for all markets.
Fixed Income and Passively Managed Strategies
Proxy voting for our fixed income and indexed portfolios is administered by the Global Proxy Operations team using T. Rowe Price's guidelines as set by the TRPA ESG Investing Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.
Shareblocking
Shareblocking is the practice in certain countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price's policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.
Securities on Loan
The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price's policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.
Monitoring and Resolving Conflicts of Interest
The TRPA ESG Investing Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price's voting guidelines are predetermined by the Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager's voting rationale appears reasonable. The Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company's securities) could have influenced an inconsistent vote on that company's proxy. Issues raising potential conflicts of interest are referred to designated members of the Committee for immediate resolution prior to the time T. Rowe Price casts its vote.
With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics and Conduct requires all employees to avoid placing themselves in a "compromising position" in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item.  In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Fund).
Limitations on Voting Proxies of Banks
T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the "FRB Relief") which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a "Bank"), not to exceed a 15% aggregate beneficial ownership maximum in such Bank.  One such condition affects the manner in which T. Rowe Price will vote its clients' shares of a Bank in excess of 10% of the Bank's total voting stock ("Excess Shares").  The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as "mirror voting," or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted.  With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients' shares are Excess Shares on a pro rata basis across all of its clients' portfolios for which T. Rowe Price has the power to vote proxies. 2

REPORTING, RECORD RETENTION AND OVERSIGHT
The TRPA ESG Investing Committee, and certain personnel under the direction of the Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price's proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price's proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm's staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.
T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.

1 This document is not applicable to T. Rowe Price Investment Management, Inc. ("TRPIM").  TRPIM votes proxies independently from the other T. Rowe Price-related investment advisers and has adopted its own proxy voting policy.
2 The FRB Relief and the process for voting of Excess Shares described herein apply to the aggregate beneficial ownership of T. Rowe Price and TRPIM.

Proxy Voting - Wellington Management.
WELLINGTON'S PHILOSOPHY
Wellington Management is a long-term steward of our clients' assets and aims to vote proxies for which we have voting authority in the best financial interest of clients.
These guidelines are based on Wellington Management's fiduciary obligation to act in the best financial interest of its clients as shareholders and while written to apply globally, we consider jurisdictional differences to make informed decisions.
It should be noted that the following are guidelines, not rigid rules, and Wellington Management reserves the right in all cases to deviate from the general direction set out below where doing so is in the best interest of its clients.
OUR APPROACH TO STEWARDSHIP
The goal of our stewardship activities is to support decisions that we believe will maximize investment returns for our clients over the long term.
The mechanisms we use to implement our stewardship activities vary by asset class. Engagement applies to all our investments across equity and credit, in both private and public markets. Proxy voting applies mostly to public equities.
Stewardship extends to any area that may affect the long-term sustainable financial return of an investment. Stewardship can be accomplished through research and constructive dialogue with company management and boards, by monitoring company behavior through informed active ownership, and by emphasizing management accountability for important issues via our proxy votes, which have long been part of Wellington's investment ethos. Please refer to our Engagement Policy for more information on how engagement is conducted at Wellington.
OUR APPROACH TO VOTING
We vote proxies in what we consider to be the best financial interests of our clients. Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. The Investment Stewardship Committee, a cross-functional group of experienced professionals, oversees Wellington Management's stewardship activities with regards to proxy voting and engagement practices.
Generally, routine issues which can be addressed by the proxy voting guidance below are voted by means of standing instructions communicated to our primary voting agent. Some votes warrant analysis of specific facts and circumstances and therefore are reviewed individually. We examine such proposals on their merits and take voting action in a manner that best serves the financial interests of our clients. When forming our voting decisions, we may leverage sources including internal research notes, third-party voting research and company engagement. While manual votes are often resolved by investment research teams, each portfolio manager is empowered to make a final decision for their relevant client portfolio(s), absent a material conflict of interest. Proactive portfolio manager input is sought under certain circumstances, which may include consideration of position size and proposal subject matter and nature. Where portfolio manager input is proactively sought, deliberation across the firm may occur. This collaboration does not prioritize consensus across the firm above all other interests but rather seeks to inform portfolio managers' decisions by allowing them to consider multiple perspectives. Consistent with our community-of-boutiques model, portfolio managers may occasionally arrive at different voting conclusions for their clients, resulting in different decisions for the same vote. Robust voting procedures and the deliberation that occurs before a vote decision are aligned with our role as active owners and fiduciaries for our clients.
We generally support shareholder proposals if we determine that their adoption would promote long-term shareholder value. In making this determination, we consider numerous factors, including but not limited to the anticipated benefits of the proposal to the company; whether the proposal addresses the general interests of the company's shareholders and not just those of the shareholder proponents; whether the company is currently addressing the issue motivating the proposal or has engaged with the shareholder proponents; whether the company can implement the proposal effectively; and whether the proposal's adoption would impose material costs on the company or result in unintended consequences.
In addition, because proxy voting provides only limited means (i.e., voting ''for'' or ''against'') to express our views on a particular issue, we may support shareholder proposals in cases where we do not support every recommended action or where the proposal is accompanied by a supporting statement that we do not support so long as we are directionally aligned with the issue motivating the proposal. In these cases, we aim to engage directly with the company to clarify the nuanced view our vote represents.
Please refer to our Global Proxy Policy and Procedures for further background on the process and governance of our voting approach.
Detailed below are the principles which we consider when deciding how to vote.
VOTING GUIDELINES
BOARD COMPOSITION AND ROLE OF DIRECTORS
Effective boards should act in shareholders' best economic interests and possess the relevant skills to implement the company's strategy.
We consider shareholders' ability to elect directors annually an important right and, accordingly, generally support proposals to enable annual director elections and declassify boards.
We may withhold votes from directors for being unresponsive to shareholders or for failing to make progress on issues material to maximizing investment returns. We may also withhold votes from directors who fail to implement shareholder proposals that if adopted would promote long-term shareholder value and have received majority support or have implemented poison pills without shareholder approval.
Time commitments
We expect directors to have the time and energy to fully commit to their board-related responsibilities and not be over-stretched with an excessive number of external directorships. We may vote against directors when serving on five or more public company boards; and public company executives when serving on three or more public company boards, including their own.
We consider the roles of board chair and chair of the audit committee as equivalent to an additional board seat when evaluating the overboarding matrix for non-executives. We may take into consideration that certain directorships, such as Special Purpose Acquisition Companies (SPACs) and investment companies, are usually less demanding.
Directors should also attend at least 75% of scheduled board meetings. If they fail to do so, we may vote against their re-election.
Succession planning and board refreshment
We do not have specific voting policies relating to director age or tenure. We prefer to take a holistic view, evaluating whether the company is balancing the perspectives of new directors with the institutional knowledge of longer-serving board members. Succession planning is a key topic during many of our board engagements.
We expect companies to refresh their board membership every five years and may vote against the chair of the nominating committee for failure to implement. We believe a degree of director turnover allows companies to strengthen board diversity and add new skillsets to the board to enhance their oversight and adapt to evolving strategies.
Boards should offer transparency around their process to evaluate director performance and independence, conducting a rigorous regular evaluation of the board, key committees as well as individual directors, which is responsive to shareholder input. We believe externally facilitated board evaluations may contribute to companies retaining an appropriate mix of skills, experience and diversity on their boards over time.
In certain markets companies are governed by multi-tiered boards, with each tier having different responsibilities. We hold supervisory board members to similar standards, subject to prevailing local governance best practices.
Board independence
In our view, boards perform best when composed of an appropriate combination of executive and non-executive (in particular independent non-executive) directors to challenge and counsel management.
To determine appropriate minimum levels of board independence, we look to prevailing market best practices; two-thirds in the US, for example, and majority in the UK and France. In Japan, we will consider voting against the board chair (or the most senior executive on the ballot) in cases where the board is less than one-third independent.
In addition to the overall independence at the board level, we also consider the independence of audit, compensation, and nominating committees. Where independence falls short of our expectations, we may withhold approval for non-independent directors or those responsible for the board composition. We typically vote in support of shareholder proposals calling for improved independence.
We believe that having an independent chair is the preferred structure for board leadership. Having an independent chair avoids the inherent conflict of self-oversight and helps ensure robust debate and diversity of thought in the boardroom. We will generally support proposals to separate the chair and CEO or establish a lead director but may support the involvement of an outgoing CEO as executive chair for a limited period to ensure a smooth transition to new management.
Board diversity
We believe boards which reflect a wide range of perspectives are best positioned to create shareholder value. Appointing boards that thoughtfully debate company strategy and direction is not possible unless boards elect highly qualified and diverse directors. By setting a leadership example, boardrooms with a wide range of experiences, expertise, and perspectives encourage an organizational culture that promotes diverse thinkers, enabling better strategic decisions and the navigation of increasingly complex issues facing companies today.
We think it is not in shareholders' best interests for the full board to be comprised of directors who all share the same background, experience, and personal characteristics (e.g., gender, race, ethnicity, and age). We expect our portfolio companies to be thoughtful and intentional in considering the widest possible pool of skilled candidates who bring diverse perspectives into the boardroom. We encourage companies to disclose the composition and qualifications of their board and to communicate their ambitions and strategies for creating and fostering a diverse board.
We reserve the right to vote against the re-election of the Nominating/Governance Committee Chair when the board is not meeting local market standards from a diversity perspective or when the gender-diverse representation is below 20% at companies in major indices. Outside of these major indices and absent a market-defined standard, we may vote against the reelection of the Nominating/Governance Committee Chair where no gender-diverse directors are represented on a board.
We reserve the right to vote against the reelection of the Nominating/Governance Committee Chair at US large cap and FTSE 100 companies that failed to appoint at least one director from a minority ethnic group and fail to provide clear and compelling reason for being unable to do so. We will continue to engage on diversity of the board in other markets and may vote against the re-election of directors where we fail to see improvements.
Majority vote on election of directors
Because we believe the election of directors by a majority of votes cast is the appropriate standard, we will generally support proposals that seek to adopt such a standard. Our support will typically extend to situations where the relevant company has an existing resignation policy for directors that receive a majority of ''withhold'' votes. We believe majority voting should be defined in the company's charter and not simply in its corporate governance policy.
Generally, we oppose proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a standard of majority of votes outstanding (total votes eligible as opposed to votes cast). We likely will support shareholder and management proposals to remove existing supermajority vote requirements.
Contested director elections
We approach contested director elections on a case-by-case basis, considering the specific circumstances of each situation to determine what we believe to be in the best financial interest of our clients. In each case, we welcome the opportunity to engage with both the company and the proponent to ensure that we understand both perspectives and are making an informed decision on our clients' behalf.
COMPENSATION
Executive compensation plans establish the incentive structure that plays a role in strategy-setting, decision-making, and risk management. While design and structure vary widely, we believe the most effective compensation plans attract and retain high-caliber executives, foster a culture of performance and accountability, and align management's interests with those of long-term shareholders.
Due to each company's unique circumstances and wide range of plan structures, Wellington determines support for a compensation plan on a case-by-case basis. We support plans that we believe lead to long-term value creation for our clients and the right to vote on compensation plans annually.
In evaluating compensation plans, we consider the following attributes in the context of the company's business, size, industry, and geographic location:
Alignment - We believe in pay-for-performance and encourage plan structures that align executive compensation with shareholder experience. We compare total compensation to performance metrics on an absolute and relative basis over various timeframes, and we look for a strong positive correlation. To ensure shareholder alignment, executives should maintain meaningful equity ownership in the company while they are employed, and for a period thereafter.
Transparency - We expect compensation committees to articulate the decision-making process and rationale behind the plan structure, and to provide adequate disclosure so shareholders can evaluate actual compensation relative to the committee's intentions. Disclosure should include how metrics, targets, and timeframes are chosen, and detail desired outcomes. We also seek to understand how the compensation committee determines the target level of compensation and constructs the peer group for benchmarking purposes.
Structure - The plan should be clear and comprehensible. We look for a mix of cash versus equity, fixed versus variable, and short-versus long-term pay that incentivizes appropriate risk-taking and aligns with industry practice.
Performance targets should be achievable but rigorous, and equity awards should be subject to performance and/or vesting periods of at least three years, to discourage executives from managing the business with a near-term focus. Unless otherwise specified by local market regulators, performance-based compensation should be based on metrics that are objective, rigorous, and tied to shareholder value creation. Qualitative goals, including material environmental and social considerations material to financial performance, may be acceptable if a compensation committee has demonstrated a fair and consistent approach to evaluating qualitative performance and applying discretion over time.
Accountability - Compensation committees should be able to use discretion, positive and negative, to ensure compensation aligns with performance and provide a cogent explanation to shareholders. We generally oppose one-time awards aimed at retention or achieving a pre-determined goal. Barring an extenuating circumstance, we view retesting provisions unfavorably.
Approving equity incentive plans
A well-designed equity incentive plan facilitates the alignment of interests of long-term shareholders, management, employees, and directors. We evaluate equity-based compensation plans on a case-by-case basis, considering projected plan costs, plan features, and grant practices. We will reconsider our support for a plan if we believe these factors, on balance, are not in the best financial interest of shareholders. Specific items of concern may include excessive cost or dilution, unfavorable change-in-control features, insufficient performance conditions, holding/vesting periods, or stock ownership requirements, repricing stock options/stock appreciation rights (SARs) without prior shareholder approval, or automatic share replenishment (an ''evergreen'' feature).
Employee stock purchase plans
We generally support employee stock purchase plans, as they may align employees' interests with those of shareholders. That said, we typically vote against plans that do not offer shares to a broad group of employees (e.g., if only executives can participate) or plans that offer shares at a significant discount.
Non-executive director compensation
We expect companies to disclose non-executive director compensation and we prefer the use of an annual retainer or fee, delivered as cash, equity, or a combination. We do not believe non-executive directors should receive performance-based compensation, as this creates a potential conflict of interest. Non-executive directors oversee executive compensation plans; their objectivity is compromised if they design a plan that they also participate in.
Severance arrangements
We are mindful of the board's need for flexibility in recruitment and retention but will oppose excessively generous arrangements unless agreements encourage management to negotiate in shareholders' best financial interest. We generally support proposals calling for shareholder ratification of severance arrangements.
Retirement bonuses (Japan)
Misaligned compensation which is based on tenure and seniority may compromise director independence. We generally vote against directors and statutory auditors if retirement bonuses are given to outgoing directors.
Claw-back policies
We believe companies should be able to recoup incentive compensation from members of management who received awards based on fraudulent activities, accounting misstatements, or breaches in standards of conduct that lead to corporate reputational damage. We generally support shareholder proposals requesting that a company establish a robust claw-back provision if existing policies do not cover these circumstances. We also support proposals seeking greater transparency about the application of claw back policies.
Audit quality and oversight
Scrutiny of auditors, particularly audit quality and oversight, has been increasing. When we assess financial statement reporting and audit quality, we will generally support management's choice of auditors, unless the auditors have demonstrated failure to act in shareholders' best economic interest. We also pay close attention to the non-audit services provided by auditors and consider the potential for the revenue from those services to create conflicts of interest that could compromise the integrity of financial statement audits.
SHAREHOLDER RIGHTS
Shareholder rights plans
Also known as poison pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. Such plans also may be misused, however, as a means of entrenching management. Consequently, we may support plans that include a shareholder approval requirement, a sunset provision, or a permitted bid feature (e.g., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).
Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank-check preferred shares.
Multiple voting rights
We generally support one share, one vote structures. The growing practice of going public with a dual-class share structure can raise governance and performance concerns. In our view, dual-class shares can create misalignment between shareholders' economic stake and their voting power and can grant control to a small number of insiders who may make decisions that are not in the interests of all shareholders.
We generally prefer that companies dispense with dual-class share structures but we recognize that newly listed companies may benefit from a premium by building in some protection for founders for a limited time after their IPO. The Council of Institutional Investors, a nonprofit association of pension funds, endowments, and foundations, recommends that newly public companies that adopt structures with unequal voting rights do away with the structure within seven years of going public. We believe such sunset clauses are a reasonable compromise between founders seeking to defend against takeover attempts in pivotal early years, and shareholders demanding a mechanism for holding management accountable, especially in the event of leadership changes.
Similarly, we generally do not support the introduction of loyalty shares, which grant increased voting rights to investors who hold shares over multiple years.
Proxy access
We believe shareholders should have the right to nominate director candidates on the management's proxy card. We will generally support shareholder proposals seeking proxy access unless the existing policy is already in-line with market norms.
Special meeting rights
We believe the right to call a special meeting is an important shareholder right, and we will generally support such proposals to establish this right at companies that lack this facility. We will generally support a proposal lowering thresholds where the current level exceeds 15% and the proposal calls for a 10%+ threshold, taking into consideration the make-up of the existing shareholder base and the company's general responsiveness to shareholders. If shareholders are granted the right to call special meetings, we generally do not support written consent.
CAPITAL STRUCTURE AND CAPITAL ALLOCATION
Mergers and acquisitions
We approach votes to approve mergers and acquisitions on a case-by-case basis, considering the specific circumstances of each proposal to determine what we believe to be in the best financial interest of our clients.
Increases in authorized common stock
We generally support requests for increases up to 100% of the shares with preemption rights. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold. When companies seek to issue shares without preemptive rights, we consider potential dilution and generally support requests when dilution is below 20%. For issuance with preemptive rights, we review on a case-by-case basis, considering the size of issuance relative to peers.
Capital allocation (Japan)
We hold board chairs accountable for persistently low returns on equity (ROE) in Japan, using a five-year average ROE of below 5% as a guide. Our assessment of a company's capital stewardship complements our assessment of board effectiveness without dictating specific capital allocation decisions. We may make exceptions where ROE is improving, where a long-cycle business warrants a different standard, or where new management is in place, and we feel they should not be punished for the past CEO/Chair's record.
Cross-shareholdings (Japan)
Cross-shareholdings reduce management accountability by creating a cushion of cross-over investor support. We may vote against the highest-ranking director up for re-election for companies where management has allocated a significant portion (20% or more) of net assets to cross-shareholdings. When considering this issue, we will take into account a company's trajectory in reducing cross-shareholdings over time as well as legitimate business reasons given to retain specific shareholdings.
ENVIRONMENTAL TOPICS
We assess portfolio companies' performance on environmental issues we deem to be material to long-term financial performance and communicate our expectations for best practice.
Climate change
As an asset manager entrusted with investing on our clients' behalf, we aim to assess, monitor, and manage the potential effects of climate change on our investment processes and financial returns of client portfolios. Proxy voting is a key tool we use for managing climate-related investment risks, as part of our stewardship escalation process.
We expect companies facing material climate risks to have credible transition plans communicated using the recommendations of the Task Force on Climate-Related Financial Disclosures (TCFD). Appropriate reporting on climate readiness will help stakeholders understand those companies' willingness and ability to adapt to or mitigate material climate-related risks. In addition to the voting policies specifically mentioned, we may also vote against directors at companies facing material climate risks where climate plans and disclosures meaningfully lag our expectations for those companies.
Emissions disclosure
We generally encourage all companies to disclose Scope 1, 2, and 3 emissions. While we recognize the challenges associated with collecting Scope 3 emissions data, this disclosure is necessary for us to fully understand the transition risks applicable to an issuer. Disclosure of both overall categories of Scope 3 emissions - upstream and downstream - with context and granularity from companies about the most significant Scope 3 sources enhances our ability to evaluate investment risks and opportunities. We generally encourage companies to adopt emerging global standards for measurement and disclosure of emissions such as those being developed by the International Sustainability Standards Board (ISSB) and believe companies will benefit from acting now and consequently evolving their approach in line with emerging global standards.
We view disclosure of Scope 1 and 2 emissions as a minimum expectation where measurement practices are well-defined and attainable. We will generally vote against the re-election of the Chair of MSCI World companies, companies assessed by the Transition Pathway Initiative (TPI), and other certain high-emitting companies which do not disclose Scope 1 and 2 emissions, have not made a commitment to do so in the next year and where emissions intensity is material to financial performance. We will expand this expectation to large cap companies in Emerging Markets in 2024.
Net-zero targets
As an outcome of enterprise risk management and strategic planning to reduce the potential negative financial impacts of climate change on shareholder value, we encourage companies to set a credible, science-based decarbonization glidepath, with an interim and long-term target, that comprises all categories of material emissions and is consistent with the ambition to achieve net zero emissions by 2050 or sooner. For certain high-emitting companies we reserve the right to vote against the company chair where quantitative emission reduction targets have not been defined. We consider it to be best practice for companies to pursue validation from the Science Based Targets initiative (SBTi).
We generally support shareholder proposals asking companies facing material climate risks for improved disclosure on climate risk management and we generally support those that request alignment of business strategies with the Paris Agreement or similar language.
Other environmental shareholder proposals
For other environmental proposals covering themes including biodiversity, natural capital, deforestation, water usage, (plastic) packaging as well as palm oil, we take a case-by-case approach and will generally support proposals calling for companies to provide disclosure where this is additive to the company's existing efforts, the proposed information pertains to a material financial impact and in our view is of economic benefit to investors.
SOCIAL TOPICS
Corporate culture, human capital, and diversity, equity, & inclusion
Through engagement we emphasize to management the importance of how they invest in and cultivate their human capital to perpetuate a strong culture. We assess culture holistically from an alignment of management incentives, responsiveness to employee feedback, evidence of an equitable and sound talent management strategy and commitment to diversity, equity, and inclusion practices that promote shareholder value. We value transparency and use of key performance indicators.
A well-articulated culture statement and talent attraction, retention and development strategy suggest that a company appreciates culture and talent as competitive advantages that can drive long-term value creation. It also sends a strong message when management compensation is linked, when appropriate, to employee satisfaction. If the company conducts regular employee engagement surveys, we look for leadership to disclose the results - both positive and negative -  so we can monitor patterns and assess whether they are implementing changes based on the feedback they receive. We consider workplace locations and how a company balances attracting talent with the costs of operating in desirable cities.
We maintain that a deliberate human capital management strategy should foster a collaborative, productive workplace in which all talent can thrive. One ongoing engagement issue that pertains to human capital management is diversity, equity, and inclusion (DEI). We see DEI practices as a material input to long-term financial performance, so as our clients' fiduciaries, we seek to better understand how and to what extent a company's approach to diversity is integrated with talent management at all levels. This is significantly aided when there is consistent, robust disclosure in place. A sound long-term plan holds more weight than a company's current demographics, so we look for a demonstrable DEI strategy that seeks to improve shareholder value over time and align management incentives accordingly. To that end, we expect companies in the US to publicly disclose their EEO-1 reporting and all companies to disclose their DEI strategy.
Gender and racial pay equity are important parts of our assessment of a company's diversity efforts. Pay inequity can impact shareholder value by exposing a company to challenges with recruiting & retaining talent, job dissatisfaction, workforce turnover, and costly lawsuits. Consequently, we may support proposals asking for improved transparency on a company's gender and/or racial pay gap if existing disclosures are lagging best practice and if the company has not articulated its efforts to promote equal opportunities to advance to senior roles.
We believe diversity among directors, leaders, and employees contributes positively to shareholder value by imbuing a company with myriad perspectives that help it better navigate complex challenges. A strong culture of diversity and inclusion begins in the boardroom. See the Board Diversity section above for more on our approach.
Stakeholders and risk management
In recent years, discourse on opioids, firearms, and sexual harassment has brought the potential for social externalities - the negative effects that companies can have on society through their products, cultures, or policies - into sharp focus. These nuanced, often misunderstood issues can affect the value of corporate securities.
We encourage companies facing these risks to disclose related risk management strategies. When a company faces litigation or negative press, we inquire about lessons learned and request evidence of substantive changes that aim to prevent recurrence and mitigate downside risk. In these cases, we may also support proposals requesting enhanced disclosure on actions taken by management.
Human rights
Following the 2015 passage of the UK's Modern Slavery Act, a handful of countries have passed laws requiring companies to report on how they are addressing risks related to human rights abuses in their global supply chains. While human rights have been a part of our research and engagement in this context, we seek to assess companies' exposures to these risks, determine the sectors for which this risk is most material (highest possibility of supply-chain exposure), enhance our own engagement questions, and potentially work with external data providers to gain insights on specific companies or industries. To help us assess company practices and drive more substantive engagement with companies on this issue, we will generally support proposals requesting enhanced disclosure on companies' approach to mitigating the risk of human rights violations in their business.
Cybersecurity
Robust cybersecurity practices are imperative for maintaining customer trust, preserving brand strength, and mitigating regulatory risk. Companies that fail to strengthen their cybersecurity platforms may end up bearing large costs. Through engagement, we aim to compare companies' approaches to cyber threats, regardless of region or sector, to distinguish businesses that lag from those that are better prepared.
Political contributions and lobbying
We generally support shareholder proposals asking for enhanced disclosure and board oversight of a company's political and lobbying activities where existing disclosure and board oversight are inadequate. This is because sufficient disclosure and board oversight are necessary to evaluate whether and ensure that these activities align with the company's stated strategy and promote shareholder value.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES
The fund has entered into a distribution agreement with Fidelity Distributors Company LLC (FDC), an affiliate of Strategic Advisers. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc.
The fund's distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered.
Promotional and administrative expenses in connection with the offer and sale of shares are paid by Strategic Advisers.
The Trustees have approved a Distribution and Service Plan with respect to shares of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule).
The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule.
The Plan, as approved by the Trustees, allows shares of the fund and/or Strategic Advisers to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.
The Plan adopted for the fund or class, as applicable, is described in the prospectus.
Under the Plan, if the payment of management fees by the fund to Strategic Advisers is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan.
The Plan specifically recognizes that Strategic Advisers may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, the Plan provides that Strategic Advisers, directly or through FDC, may pay significant amounts to intermediaries that provide those services.
Currently, the Board of Trustees has authorized such payments for shares of the fund.
Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund or class, as applicable, and its shareholders.
In particular, the Trustees noted that the Plan does not authorize payments by shares of the fund other than those made to Strategic Advisers under its management contract with the fund.
To the extent that the Plan gives Strategic Advisers and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result.
Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.
TRANSFER AND SERVICE AGENT AGREEMENTS
The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of Strategic Advisers, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.
For providing transfer agency services, FIIOC receives no fees from the fund; however, each underlying Fidelity® fund pays its respective transfer agent (either FIIOC or an affiliate of FIIOC) fees based, in part, on the number of positions in and/or assets of the fund invested in such underlying Fidelity® fund. Strategic Advisers or an affiliate of Strategic Advisers will bear the costs of the transfer agency services with respect to assets managed by one or more sub-advisers and assets invested in non-affiliated ETFs under the terms of an agreement between Strategic Advisers and FIIOC.
FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.
FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
The fund has entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of Strategic Advisers   (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.
Strategic Advisers or its affiliate bears the cost of pricing and bookkeeping services under the terms of an agreement between Strategic Advisers and FSC.

SECURITIES LENDING
During the fiscal year, the securities lending agent, or the investment adviser (where the fund does not use a securities lending agent) monitors loan opportunities for the fund, negotiates the terms of the loans with borrowers, monitors the value of securities on loan and the value of the corresponding collateral, communicates with borrowers and the fund's custodian regarding marking to market the collateral, selects securities to be loaned and allocates those loan opportunities among lenders, and arranges for the return of the loaned securities upon the termination of the loan. Income and fees from securities lending activities for the fiscal year ended May 31, 2023, are shown in the following table:
Security Lending Activities	Fund(s)
Strategic Advisers® Large Cap Fund
Gross income from securities lending activities	$13,805,493
Fees paid to securities lending agent from a revenue split	$0
Administrative fees	$0
Rebate (paid to borrower)	$13,065,571
Other fees not included in the revenue split (lending agent fees to NFS)	$68,584
Aggregate fees/compensation for securities lending activities	$13,134,155
Net income from securities lending activities	$671,338

A fund does not pay cash collateral management fees, separate indemnification fees, or other fees not reflected above.

DESCRIPTION OF THE TRUST
Trust Organization.
Strategic Advisers® Large Cap Fund is a fund of Fidelity Rutland Square Trust II, an open-end management investment company created under an initial trust instrument dated March 8, 2006.
The Trustees are permitted to create additional funds in the trust and to create additional classes of a fund.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.
Shareholder Liability. The trust is a statutory trust organized under Delaware law. Delaware law provides that, except to the extent otherwise provided in the Trust Instrument, shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of Delaware. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust. The Trust Instrument provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Trust Instrument further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.
The Trust Instrument provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Trust Instrument also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and a fund is unable to meet its obligations. Strategic Advisers LLC believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.
Voting Rights. The fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.
The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.
The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of a trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of a trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.
Custodians.
The Bank of New York Mellon, 1 Wall Street, New York, New York, is custodian of the assets of the fund.
The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies.
From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.
Strategic Advisers, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by Strategic Advisers. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of the fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
Independent Registered Public Accounting Firm.
PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for the fund and provides other audit, tax, and related services.

FUND HOLDINGS INFORMATION
The fund views holdings information as sensitive and limits its dissemination. The Board authorized Strategic Advisers, in consultation with FMR, to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.
Other registered investment companies that are advised or sub-advised by Strategic Advisers or a sub-adviser may be subject to different portfolio holdings disclosure policies, and neither Strategic Advisers nor the Board exercises control over such policies or disclosure. In addition, separate account clients of Strategic Advisers and the sub-advisers have access to their portfolio holdings and are not subject to the fund's portfolio holdings disclosure policies. Some of the funds that are advised or sub-advised by Strategic Advisers or a sub-adviser and some of the separate accounts managed by Strategic Advisers or a sub-adviser have investment objectives and strategies that are substantially similar or identical to the fund's and, therefore, potentially substantially similar, and in certain cases nearly identical, portfolio holdings as the fund.
The fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after month-end).
The fund will provide its top mutual fund positions (if any) on Fidelity's web site (i) monthly, 30 days after month-end, and (ii) quarterly, 15 or more days after the quarter-end.
Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.
The fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of the fund.
FMR's Disclosure Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity ® fund prior to such fund's public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.
Disclosure of non-public portfolio holdings information for a Fidelity ® fund's portfolio may only be provided pursuant to the guidelines below.
The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity ® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons Strategic Advisers believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: the fund's trustees; the fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by the fund and in connection with redemptions in kind.
Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by Strategic Advisers, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. Strategic Advisers relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.
At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial holdings daily, on the next business day) and MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day).
Strategic Advisers, its affiliates, or the fund will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the fund's SAI.
There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.
FINANCIAL STATEMENTS
The fund's financial statements and financial highlights for the fiscal year ended May 31, 2023, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference.
Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies in which the fund has invested, if and to the extent it is permitted to do so.
Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.
APPENDIX
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2023 FMR LLC. All rights reserved.

Fidelity Rutland Square Trust II

Post-Effective Amendment No. 119 (’33 Act)

Amendment No. 122 (’40 Act)

PART C. OTHER INFORMATION

Item 28.

Exhibits

(a)

Trust Instrument, dated March 8, 2006, is incorporated herein by reference to Exhibit (a) of the Initial Registration Statement on N-1A.

(b)

Bylaws of Fidelity Rutland Square Trust II, as amended and dated June 4, 2009, are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 3.

(c)

Not applicable.

(d)

(1)

Management Contract, dated June 2, 2022, between Strategic Advisers Alternatives Fundand Strategic Advisers LLC, is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment Nos. 116 & 119.

(2)

Amended and Restated Management Contract, dated October 1, 2018, between Strategic Advisers Core Income Fund and Strategic Advisers LLC is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment Nos. 91 & 94.

(3)

Management Contract, dated June 7, 2018, between Strategic Advisers Fidelity Core Income Fund and Strategic Advisers LLC is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment Nos. 79 & 82.

(4)

Amended and Restated Management Contract, dated October 1, 2018, between Strategic Advisers Emerging Markets Fund and Strategic Advisers LLC is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment Nos. 91 & 94.

(5)

Management Contract, dated September 13, 2018, between Strategic Advisers Fidelity Emerging Markets Fund and Strategic Advisers LLC is incorporated herein by reference to Exhibit (d)(8) of Post-Effective Amendment Nos. 82 & 85.

(6)

Amended and Restated Management Contract, dated October 1, 2018, between Strategic Advisers Fidelity U.S. Total Stock Fund and Strategic Advisers LLC is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment Nos. 91 & 94.

(7)

Amended and Restated Management Contract, dated October 1, 2018, between Strategic Advisers Income Opportunities Fund and Strategic Advisers LLC is incorporated herein by reference to Exhibit (d)(8) of Post-Effective Amendment Nos. 91 & 94.

(8)

Amended and Restated Management Contract, dated October 1, 2018, between Strategic Advisers International Fund and Strategic Advisers LLC is incorporated herein by reference to Exhibit (d)(9) of Post-Effective Amendment Nos. 91 & 94.

(9)

Amended and Restated Management Contract, dated October 1, 2018, between Strategic Advisers Fidelity International Fundand Strategic Advisers LLC is incorporated herein by reference to Exhibit (d)(10) of Post-Effective Amendment Nos. 91 & 94.

(10)

Management Contract, dated June 3, 2020, between Strategic Advisers Large Cap Fund and Strategic Advisers LLC, is incorporated herein by reference to Exhibit (d)(14) of Post-Effective Amendment Nos. 106 & 109.

(11)

Management Contract, dated June 3, 2021, between Strategic Advisers Municipal Bond Fund and Strategic Advisers LLC, is incorporated herein by reference to Exhibit (d)(10) of Post-Effective Amendment Nos. 111 & 114.

(12)

Amended and Restated Management Contract, dated October 1, 2018, between Strategic Advisers Short Duration Fund and Strategic Advisers LLC is incorporated herein by reference to Exhibit (d)(11) of Post-Effective Amendment Nos. 91 & 94.

(13)

Amended and Restated Management Contract, dated October 1, 2018, between Strategic Advisers Small-Mid Cap Fund and Strategic Advisers LLC is incorporated herein by reference to Exhibit (d)(12) of Post-Effective Amendment Nos. 91 & 94.

(14)

Amended and Restated Management Contract, dated October 1, 2018, between Strategic Advisers Tax-Sensitive Short Duration Fund and Strategic Advisers LLC is incorporated herein by reference to Exhibit (d)(13) of Post-Effective Amendment Nos. 91 & 94.

(15)

Sub-Advisory Agreement, dated June 2, 2022, between Strategic Advisers LLC and Fidelity Diversifying Solutions LLC (FIAM Convertible Arbitrage), on behalf of Strategic Advisers Alternatives Fund, is incorporated herein by reference to Exhibit (d)(15) of Post-Effect Amendment Nos. 117 & 120.

(16)

Sub-Advisory Agreement, dated June 2, 2022, between Strategic Advisers LLC and Fidelity Diversifying Solutions LLC (FIAM Equity Market Protective Put), on behalf of Strategic Advisers Alternatives Fund, is incorporated herein by reference to Exhibit (d)(16) of Post-Effective Amendment Nos. 117& 120.

(17)

Sub-Advisory Agreement, dated June 2, 2022, between Strategic Advisers LLC and Pacific Investment Management Company LLC (or PIMCO), on behalf of Strategic Advisers Alternatives Fund, is incorporated herein by reference to Exhibit (d)(17) of Post-Effective Amendment Nos. 117 & 120.

(18)

Sub-Advisory Agreement, dated March 10, 2022, between Strategic Advisers LLC and BlackRock Investment Management, LLC, on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (d)(18) of Post-Effective Amendment Nos. 116 & 119.

(19)

Amended and Restated Sub-Advisory Agreement, dated December 2, 2020, between Strategic Advisers LLC and PGIM, Inc, on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (d)(13) of Post-Effective Amendment Nos. 110 & 113.

(20)

Amended and Restated Sub-Advisory Agreement, dated March 2, 2023, between Strategic Advisers LLC and FIAM LLC on behalf of Strategic Advisers Core Income Fund, is filed herein as Exhibit (d)(20).

(21)

Sub-Advisory Agreement, dated December 2, 2020, between Strategic Advisers LLC and TCW Investment Management Company LLC, on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (d)(15) of Post-Effective Amendment Nos. 110 & 113.

(22)

Amended and Restated Sub-Advisory Agreement, dated March 2, 2023, between Strategic Advisers LLC and FIAM LLC, on behalf of Strategic Advisers Fidelity Core Income Fund, is filed herein as Exhibit (d)(22).

(23)

Amended and Restated Sub-Advisory Agreement, dated April 1, 2021, between Strategic Advisers LLC and Acadian Asset Management LLC, on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(18) of Post-Effective Amendment Nos. 114 & 117.

(24)

Amended and Restated Sub-Advisory Agreement, dated May 1, 2021, between Strategic Advisers LLC and Causeway Capital Management LLC, on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(19) of Post-Effective Amendment Nos. 112 & 115.

(25)

Amended and Restated Sub-Advisory Agreement, dated February 1, 2023, between Strategic Advisers LLC and FIAM LLC, on behalf of Strategic Advisers Emerging Markets Fund, is filed herein as Exhibit (d)(25).

(26)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2019, between Strategic Advisers LLC and FIL Investment Advisors, on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(26) of Post-Effective Amendment Nos. 118 & 121.

(27)

Amended and Restated Sub-Advisory Agreement, dated June 2, 2022, between Strategic Advisers LLC and Geode Capital Management, LLC, on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(27) of Post-Effective Amendment Nos. 118 & 121.

(28)

Amended and Restated Sub-Advisory Agreement, dated May 1, 2021, between Strategic Advisers LLC, and Schroder Investment Management North America Inc. on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(22) of Post-Effective Amendment Nos. 114 & 117.

(29)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2019, between Strategic Advisers LLC and Somerset Capital Management LLP, on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(29) of Post-Effective Amendment Nos. 118 & 121.

(30)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2022, between Strategic Advisers LLC and T. Rowe Price Associates, Inc. on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(29) of Post-Effective Amendment Nos. 116 & 119.

(31)

Amended and Restated Sub-Advisory Agreement, dated February 1, 2023, between Strategic Advisers LLC and FIAM LLC, on behalf of Strategic Advisers Fidelity Emerging Markets Fund, is filed herein as Exhibit (d)(31).

(32)

Amended and Restated Sub-Advisory Agreement, dated as of October 1, 2019, between Strategic Advisers LLC and FIL Investment Advisors, on behalf of Strategic Advisers Fidelity Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(32) of Post-Effective Amendment Nos. 118 & 121.

(33)

Amended and Restated Sub-Advisory Agreement, dated as of June 2, 2022, between Strategic Advisers LLC and Geode Capital Management, LLC, on behalf of Strategic Advisers Fidelity Emerging Markets Fund is incorporated herein by reference to Exhibit (d)(33) of Post-Effective Amendment Nos. 118 & 121.

(34)

Amended and Restated Sub-Advisory Agreement, dated June 1, 2023, between Strategic Advisers LLC and FIAM LLC, on behalf of Strategic Advisers Fidelity U.S. Total Stock Fund, is filed herein as Exhibit (d)(34).

(35)

Sub-Advisory Agreement, dated November 3, 2020, between Strategic Advisers LLC and FIL Investment Advisors, on behalf of Strategic Advisers Fidelity U.S. Total Stock Fund, is incorporated herein by reference to Exhibit (d)(35) of Post-Effective Amendment Nos. 118 & 121.

(36)

Amended and Restated Sub-Advisory Agreement, dated June 2, 2022, between Strategic Advisers LLC and Geode Capital Management, LLC, on behalf of Strategic Advisers Fidelity U.S. Total Stock Fund, is incorporated herein by reference to Exhibit (d)(36) of Post-Effective Amendment Nos. 118 & 122.

(37)

Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and FIAM LLC, on behalf of Strategic Advisers Income Opportunities Fund, is incorporated herein by reference to Exhibit (d)(85) of Post-Effective Amendment Nos. 56 & 59.

(38)

Amended and Restated Sub-Advisory Agreement, dated April 12, 2021, between Strategic Advisers LLC and PGIM, Inc, on behalf of Strategic Advisers Income Opportunities Fund, is incorporated herein by reference to Exhibit (d)(31) of Post-Effective Amendment Nos. 112 & 115.

(39)

Amended and Restated Sub-Advisory Agreement, dated March 3, 2021, between Strategic Advisers LLC and T. Rowe Price Associates, Inc, on behalf of Strategic Advisers Income Opportunities Fund, is incorporated herein by reference to Exhibit (d)(31) of Post-Effective Amendment Nos. 110 & 113.

(40)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2019, between Strategic Advisers LLC and Arrowstreet Capital, Limited Partnership on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (d)(40) of Post-Effective Amendment Nos. 118 & 121.

(41)

Amended and Restated Sub-Advisory Agreement, dated May 1, 2021, between Strategic Advisers LLC and Causeway Capital Management LLC, on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (d)(34) of Post-Effective Amendment Nos. 112 & 115.

(42)

Amended and Restated Sub-Advisory Agreement, dated February 1, 2023, between Strategic Advisers LLC and FIAM LLC, on behalf of Strategic Advisers International Fund, is filed herein as Exhibit (d)(42).

(43)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2019, between Strategic Advisers LLC and FIL Investment Advisors, on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (d)(43) of Post-Effective Amendment Nos. 118 & 121.

(44)

Amended and Restated Sub-Advisory Agreement, dated June 2, 2022, between Strategic Advisers LLC and Geode Capital Management, LLC, on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (d)(44) of Post-Effective Amendment Nos. 118 & 121.

(45)

Sub-Advisory Agreement, dated September 4, 2019, between Strategic Advisers LLC and T. Rowe Price Associates, Inc, on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (d)(61) of Post-Effective Amendment Nos. 102 & 105.

(46)

Amended and Restated Sub-Advisory Agreement, dated June 1, 2021, between Strategic Advisers LLC and Massachusetts Financial Services Company (currently known as MFS Investment Management (MFS)), on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (d)(39) of Post-Effective Amendment Nos. 114 & 117.

(47)

Sub-Advisory Agreement, dated January 23, 2023, between Strategic Advisers LLC and Thompson, Siegel & Walmsley, LLC, on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (d)(47) of Post-Effective Amendment Nos. 118 & 121.

(48)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2020, between Strategic Advisers LLC and William Blair Investment Management, LLC, on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (d)(40) of Post-Effective Amendment Nos. 110 & 113.

(49)

Sub-Advisory Agreement, dated June 1,2023, between Strategic Advisers LLC and Wellington Management Company, LLP, on behalf of Strategic Advisers International Fund, is filed herein as Exhibit (d)(49).

(50)

Amended and Restated Sub-Advisory Agreement, dated February 1, 2023, between Strategic Advisers LLC and FIAM LLC, on behalf of Strategic Advisers Fidelity International Fund, is filed herein as Exhibit (d)(50).

(51)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2019, between Strategic Advisers LLC and FIL Investment Advisors, on behalf of Strategic Advisers Fidelity International Fund, is incorporated herein by referenced to Exhibit (d)(50) of Post-Effective Amendment Nos. 118 & 121.

(52)

Amended and Restated Sub-Advisory Agreement, dated June 2, 2022, between Strategic Advisers LLC and Geode Capital Management, LLC, on behalf of Strategic Advisers Fidelity International Fund, is incorporated herein by reference to Exhibit (d)(51) of Post-Effective Amendment Nos. 118 & 121.

(53)

Amended and Restated Sub-Advisory Agreement, dated May 1, 2021, between Strategic Advisers LLC and Alliancebernstein L.P., on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (d)(45) of Post-Effective Amendment Nos. 114 & 117.

(54)

Amended and Restated Sub-Advisory Agreement, dated June 3, 2021, between Strategic Advisers LLC and Aristotle Capital Management, LLC, on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (d)(46) of Post-Effective Amendment Nos. 114 & 117.

(55)

Sub-Advisory Agreement, dated July 31, 2020, between Strategic Advisers LLC and Brandywine Global Investment Management, LLC, on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (d)(54) of Post-Effective Amendment Nos. 118 & 121.

(56)

Amended and Restated Sub-Advisory Agreement, dated December 2, 2020, between Strategic Advisers LLC and Clarivest Asset Management LLC, on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (d)(47) of Post-Effective Amendment Nos. 110 & 113.

(57)

Sub-Advisory Agreement, dated September 7,2022, between Strategic Advisers LLC and D.E. Shaw Investment Management, LLC on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (d)(56) of Post-Effective Amendment Nos. 118 & 121.

(58)

Amended and Restated Sub-Advisory Agreement, dated September 7, 2022, between Strategic Advisers LLC and FIAM LLC, on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (d)(57) of Post-Effective Amendment Nos. 118 & 121.

(59)

Amended and Restated Sub-Advisory Agreement, dated June 2, 2022, between Strategic Advisers LLC and, Geode Capital Management, LLC on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (d)(58) of Post-Effective Amendment Nos. 118 & 121.

(60)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2022, between Strategic Advisers LLC and, J.P. Morgan Investment Management Inc. on behalf of Strategic Advisers Large Cap Fund, is filed herein as Exhibit (d)(60).

(61)

Sub-Advisory Agreement, dated June 3, 2020, between Strategic Advisers LLC and, Loomis, Sayles & Company, L.P, on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (d)(80) of Post-Effective Amendment Nos. 106 & 109.

(62)

Sub-Advisory Agreement, dated June 3, 2020, between Strategic Advisers LLC and, LSV Asset Management, on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (d)(81) of Post-Effective Amendment Nos. 106 & 109.

(63)

Sub-Advisory Agreement, dated June 2, 2022, between Strategic Advisers LLC and Neuberger Berman Investment Advisers, LLC, on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (d)(62) of Post-Effective Amendment Nos. 118 & 121.

(64)

Sub-Advisory Agreement, dated June 3, 2020, between Strategic Advisers LLC and, PineBridge Investments LLC, on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (d)(82) of Post-Effective Amendment Nos. 106 & 109.

(65)

Amended and Restated Sub-Advisory Agreement, dated May 1, 2022, between Strategic Advisers LLC and, Principal Global Investors, LLC, on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (d)(64) of Post-Effective Amendment Nos. 118 & 121.

(66)

Sub-Advisory Agreement, dated June 3, 2020, between Strategic Advisers LLC and, T. Rowe Price Associates, Inc. on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (d)(84) of Post-Effective Amendment Nos. 106 & 109.

(67)

Sub-Advisory Agreement, dated December 7,2022, between Strategic Advisers LLC and Wellington Management Company LLP, on behalf of Strategic Advisers Large Cap Fund, is filed herein as Exhibit (d)(67).

(68)

Sub-Advisory Agreement, dated September 1, 2021, between Strategic Advisers LLC and Delaware Investments Fund Advisers, on behalf of Strategic Advisers Municipal Bond Fund, is incorporated herein by reference to Exhibit (d)(59) of Post-Effective Amendment Nos. 114 & 117.

(69)

Amended and Restated Sub-Advisory Agreement, dated March 10, 2022, between Strategic Advisers LLC and FIAM LLC, on behalf of Strategic Advisers Municipal Bond Fund, is incorporated herein by reference to Exhibit (d)(65) of Post-Effective Amendment Nos. 116 & 119.

(70)

Sub-Advisory Agreement, dated June 3, 2021, between Strategic Advisers LLC and MacKay Shields LLC, on behalf of Strategic Advisers Municipal Bond Fund is incorporated herein by reference to Exhibit (d)(68) of Post-Effective Amendment Nos. 118 & 121.

(71)

Sub-Advisory Agreement, dated September 1, 2021, between Strategic Advisers LLC and Massachusetts Financial Services Company (currently known as MFS Investment Management (MFS)), on behalf of Strategic Advisers Municipal Bond Fund, is incorporated herein by reference to Exhibit (d)(62) of Post-Effective Amendment Nos. 114 & 117.

(72)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2021, between Strategic Advisers LLC and T. Rowe Price Associates, Inc., on behalf of Strategic Advisers Municipal Bond Fund, is incorporated herein by reference to Exhibit (d)(68) of Post-Effective Amendment Nos. 116 & 119.

(73)

Sub-Advisory Agreement, dated March 10, 2022, between Strategic Advisers LLC and Western Asset Management Company, LLC, on behalf of Strategic Advisers Municipal Bond Fund, is incorporated herein by reference to Exhibit (d)(69) of Post-Effective Amendment Nos. 116 & 119.

(74)

Amended and Restated Sub-Advisory Agreement, dated April 1, 2023, between Strategic Advisers LLC and FIAM LLC, on behalf of Strategic Advisers Short Duration Fund is filed herein as Exhibit (d)(74).

(75)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2021, between Strategic Advisers LLC and T. Rowe Price Associates, Inc., on behalf of Strategic Advisers Short Duration Fund, is incorporated herein by reference to Exhibit (d)(71) of Post-Effective Amendment Nos. 116 & 119.

(76)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2020, between Strategic Advisers LLC and AllianceBernstein L.P., on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(60) of Post-Effective Amendment Nos. 110 & 113.

(77)

Amended and Restated Sub-Advisory Agreement, dated December 2, 2020, between Strategic Advisers LLC and ArrowMark Partners, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(61) of Post-Effective Amendment Nos. 110 & 113.

(78)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2019, between Strategic Advisers LLC and Boston Partners Global Investors, Inc. on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(76) of Post-Effective Amendment Nos. 118 & 121.

(79)

Sub-Advisory Agreement, dated November 3, 2020, between Strategic Advisers LLC and FIL Investment Advisors, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(77) of Post-Effective Amendment Nos. 118 & 121.

(80)

Amended and Restated Sub-Advisory Agreement, dated June 2, 2022, between Strategic Advisers LLC and Geode Capital Management, LLC, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(78) of Post-Effective Amendment Nos. 118 & 121.

(81)

Sub-Advisory Agreement, dated March 10, 2022, between Strategic Advisers LLC and GW&K Investment Management, LLC, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(76) of Post-Effective Amendment Nos. 116 & 119.

(82)

Amended and Restated Sub-Advisory Agreement, dated December 2, 2020, between Strategic Advisers LLC and J.P. Morgan Investment Management Inc., on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(64) of Post-Effective Amendment Nos. 110 & 113.

(83)

Amended and Restated Sub-Advisory Agreement, dated April 1, 2021, between Strategic Advisers LLC and LSV Asset Management, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(71) of Post-Effective Amendment Nos. 114 & 117.

(84)

Amended and Restated Sub-Advisory Agreement, dated April 1, 2023, between Strategic Advisers LLC and Portolan Capital Management, LLC, on behalf of Strategic Advisers Small-Mid Cap Fund, is filed herein as Exhibit (d)(84).

(85)

Amended and Restated Sub-Advisory Agreement, dated September 7, 2022, between Strategic Advisers LLC and FIAM LLC, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(83) of Post-Effective Amendment Nos. 118 & 121.

(86)

Sub-Advisory Agreement, dated December 2, 2020, between Strategic Advisers, LLC and River Road Asset Management, LLC, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(69) of Post-Effective Amendment Nos. 110 & 113.

(87)

Amended and Restated Sub-Advisory Agreement, dated December 2, 2020, between Strategic Advisers LLC and Victory Capital Management Inc., on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(70) of Post-Effective Amendment Nos. 110 & 113.

(88)

Amended and Restated Sub-Advisory Agreement, dated April 1, 2023, between Strategic Advisers LLC and FIAM LLC, on behalf of Strategic Advisers Tax-Sensitive Short Duration Fund, is filed herein as Exhibit (d)(88).

(89)

Sub-Advisory Agreement, dated December 6, 2017, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and T. Rowe Price Associates, Inc., on behalf of Strategic Advisers Tax-Sensitive Short Duration Fund, is incorporated herein by reference to Exhibit (d)(137) of Post-Effective Amendment Nos. 65 & 68.

(90)

Sub-Advisory Agreement, dated November 1, 2021, between Strategic Advisers LLC and Allspring Global Investments, LLC, on behalf of Strategic Advisers Tax-Sensitive Short Duration Fund, is incorporated herein by reference to Exhibit (d)(79) of Post-Effective Amendment Nos. 114 & 117.

(91)

Sub-SubAdvisory Agreement and Schedule A, dated June 2, 2022, between Fidelity Diversifying Solutions LLC and Fidelity Management & Research (Hong Kong) Limited on behalf of Strategic Advisers Alternatives Fund, is incorporated herein by reference to Exhibit (d)(90) of Post-Effective Amendment Nos. 117 & 120.

(92)

Sub-SubAdvisory Agreement and Schedule A, dated June 2, 2022, between Fidelity Diversifying Solutions LLC and Fidelity Management & Research (Japan) Limited on behalf of Strategic Advisers Alternatives Fund, is incorporated herein by reference to Exhibit (d)(91) of Post-Effective Amendment Nos. 117 & 120.

(93)

Sub-SubAdvisory Agreement and Schedule A, dated June 2, 2022, between Fidelity Diversifying Solutions LLC and FMR Investment Management (U.K.) Limited on behalf of Strategic Advisers Alternatives Fund is incorporated herein by reference to Exhibit (d)(91) of Post-Effective Amendment Nos. 118 & 121.

(94)

Sub-SubAdvisory Agreement, dated June 7, 2018, between FIAM LLC and Fidelity Management & Research (Hong Kong) Limited on behalf of Strategic Advisers Core Income Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Fidelity Core Income Fund, Strategic Advisers Fidelity Emerging Markets Fund, Strategic Advisers Fidelity International Fund, Strategic Advisers Income Opportunities Fund, Strategic Advisers International Fund, Strategic Advisers Large Cap Fund, Strategic Advisors Municipal Bond Fund, Strategic Advisers Short Duration Fund, and Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(87) of Post-Effective Amendment Nos. 91 & 94.

(95)

Schedule A to the Sub-SubAdvisory Agreement, dated June 7, 2018, between FIAM LLC and Fidelity Management & Research (Hong Kong) Limited on behalf of Strategic Advisers Core Income Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Fidelity Core Income Fund, Strategic Advisers Fidelity Emerging Markets Fund, Strategic Advisers Fidelity International Fund, Strategic Advisers Income Opportunities Fund, Strategic Advisers International Fund, Strategic Advisers Large Cap Fund, Strategic Advisors Municipal Bond Fund, Strategic Advisers Short Duration Fund, and Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(91) of Post-Effective Amendment Nos. 116 & 119.

(96)

Sub-SubAdvisory Agreement, dated June 7, 2018, between FIAM LLC and Fidelity Management & Research (Japan) Limited on behalf of Strategic Advisers Core Income Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Fidelity Core Income Fund, Strategic Advisers Fidelity Emerging Markets Fund, Strategic Advisers Fidelity International Fund, Strategic Advisers Income Opportunities Fund, Strategic Advisers International Fund, Strategic Advisers Large Cap Fund, Strategic Advisors Municipal Bond Fund, Strategic Advisers Short Duration Fund, and Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(88) of Post-Effective Amendment Nos. 91 & 94.

(97)

Schedule A to the Sub-SubAdvisory Agreement, dated June 7, 2018, between FIAM LLC and Fidelity Management & Research (Japan) Limited on behalf of Strategic Advisers Core Income Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Fidelity Core Income Fund, Strategic Advisers Fidelity Emerging Markets Fund, Strategic Advisers Fidelity International Fund, Strategic Advisers Income Opportunities Fund, Strategic Advisers International Fund, Strategic Advisers Large Cap Fund, Strategic Advisors Municipal Bond Fund, Strategic Advisers Short Duration Fund, and Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(93) of Post-Effective Amendment Nos. 116 & 119.

(98)

Sub-SubAdvisory Agreement, dated June 7, 2018, between FIAM LLC and FMR Investment Management (U.K.) Limited on behalf of Strategic Advisers Core Income Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Fidelity Core Income Fund, Strategic Advisers Fidelity Emerging Markets Fund, Strategic Advisers Fidelity International Fund, Strategic Advisers Income Opportunities Fund, Strategic Advisers International Fund, Strategic Advisers Large Cap Fund, Strategic Advisors Municipal Bond Fund, Strategic Advisers Short Duration Fund, and Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(89) of Post-Effective Amendment Nos. 91 & 94.

(99)

Schedule A to the Sub-SubAdvisory Agreement, dated June 7, 2018, between FIAM LLC and FMR Investment Management (U.K.) Limited on behalf of Strategic Advisers Core Income Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Fidelity Core Income Fund, Strategic Advisers Fidelity Emerging Markets Fund, Strategic Advisers Fidelity International Fund, Strategic Advisers Income Opportunities Fund, Strategic Advisers International Fund, Strategic Advisers Large Cap Fund, Strategic Advisors Municipal Bond Fund, Strategic Advisers Short Duration Fund, and Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(95) of Post-Effective Amendment Nos. 116 & 119.

(100)

Amended and Restated Sub-SubAdvisory Agreement and Schedule A, dated June 3, 2020, between FIAM LLC and Fidelity Management & Research (Hong Kong) Limited on behalf of Strategic Advisers Fidelity U.S. Total Stock Fund and Strategic Advisers Tax-Sensitive Short Duration Fund, is incorporated herein by reference to Exhibit (d)(110) of Post-Effective Amendment Nos. 106 & 109.

(101)

Form of Amended and Restated Sub-SubAdvisory Agreement and Schedule A, between FIAM LLC and Fidelity Management & Research (Japan) Limited on behalf of Strategic Advisers Fidelity U.S. Total Stock Fund and Strategic Advisers Tax-Sensitive Short Duration Fund, is incorporated herein by reference to Exhibit (d)(111) of Post-Effective Amendment Nos. 106 & 109.

(102)

Amended and Restated Sub-SubAdvisory Agreement and Schedule A, dated June 3, 2020, between FIAM LLC and FMR Investment Management (UK) Limited on behalf of Strategic Advisers Fidelity U.S. Total Stock Fund and Strategic Advisers Tax-Sensitive Short Duration Fund, is incorporated herein by reference to Exhibit (d)(112) of Post-Effective Amendment Nos. 106 & 109.

(103)

Form of Sub-SubAdvisory Agreement and Schedule A, dated October 18, 2016, between FIL Investment Advisors and FIL Investment Advisors (U.K.) Limited, on behalf of Strategic Advisers International Fund, Strategic Advisers Fidelity International Fund (formally known as Strategic Advisers International II Fund), Strategic Advisers Emerging Markets Fund, Strategic Advisers Fidelity Emerging Markets Fund, Strategic Advisers Small-Mid Cap Fund, and Strategic Advisers Fidelity U.S. Total Stock Fund is filed herein as Exhibit (d)(103).

(104)

Sub-SubAdvisory Agreement, dated December 2, 2020 between PGIM, Inc. and PGIM Limited on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (d)(81) of Post-Effective Amendment Nos. 110 & 113.

(105)

Sub-SubAdvisory Agreement, dated March 10, 2022, between BlackRock International Limited and BlackRock Investment Management, LLC, on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (d)(101) of Post-Effective Amendment Nos. 116 & 119.

(106)

Sub-SubAdvisory Agreement, dated March 10, 2022, between BlackRock (Singapore) Limited and BlackRock Investment Management, LLC, on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (d)(102) of Post-Effective Amendment Nos. 116 & 119.

(107)

Amended and Restated Sub-SubAdvisory Agreement, dated July 1, 2020 between Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited on behalf of Strategic Advisers Emerging Markets Fund is incorporated herein by reference to Exhibit (d)(114) of Post-Effective Amendment Nos. 106 & 109.

(108)

 Sub-SubAdvisory Agreement, dated September 7,2022, between T. Rowe Price Associates, Inc. and T. Rowe Price Hong Kong Limited, on behalf of Strategic Advisers Short Duration Fund is incorporated herein by reference to Exhibit (d)(106) of Post-Effective Amendment Nos. 118 & 121.

(109)

Sub-SubAdvisory Agreement, dated September 7,2022, between T. Rowe Price Associates, Inc. and T. Rowe Price International Ltd., on behalf of Strategic Advisers Short Duration Fund, is incorporated herein by reference to Exhibit (d)(108) of Post-Effective Amendment Nos. 118 & 121.

(110)

Sub-SubAdvisory Agreement, dated March 4, 2021, between T. Rowe Price Associates, Inc. and T. Rowe Price Singapore Private Ltd. on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(108) of Post-Effective Amendment Nos. 117 & 120.

(e)

(1)

General Distribution Agreement, dated June 2, 2022, between Fidelity Rutland Square Trust II and Fidelity Distributors Company LLC, on behalf of Strategic Advisers Alternatives Fund, is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment Nos. 116 & 119.

(2)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Rutland Square Trust II and Fidelity Distributors Company LLC, on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment Nos. 102 & 105.

(3)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Rutland Square Trust II and Fidelity Distributors Company LLC, on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment Nos. 102 & 105.

(4)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Rutland Square Trust II and Fidelity Distributors Company LLC, on behalf of Strategic Advisers Fidelity Core Income Fund is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment Nos. 102 & 105.

(5)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Rutland Square Trust II and Fidelity Distributors Company LLC, on behalf of Strategic Advisers Fidelity Emerging Markets Fund, is incorporated herein by reference to Exhibit (e)(5) of Post-Effective Amendment Nos. 102 & 105.

(6)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Rutland Square Trust II and Fidelity Distributors Company LLC, on behalf of Strategic Advisers Fidelity International Fund, is incorporated herein by reference to Exhibit (e)(6) of Post-Effective Amendment Nos. 102 & 105.

(7)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Rutland Square Trust II and Fidelity Distributors Company LLC, on behalf of Strategic Advisers Fidelity U.S. Total Stock Fund, is incorporated herein by reference to Exhibit (e)(7) of Post-Effective Amendment Nos. 102 & 105.

(8)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Rutland Square Trust II and Fidelity Distributors Company LLC, on behalf of Strategic Advisers Income Opportunities Fund, is incorporated herein by reference to Exhibit (e)(9) of Post-Effective Amendment Nos. 102 & 105.

(9)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Rutland Square Trust II and Fidelity Distributors Company LLC, on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (e)(10) of Post-Effective Amendment Nos. 102 & 105.

(10)

General Distribution Agreement, dated June 3, 2020, between Fidelity Rutland Square Trust II and Fidelity Distributors Company LLC, on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (e)(14) of Post-Effective Amendment Nos. 106 & 109.

(11)

General Distribution Agreement, dated June 3, 2021, between Fidelity Rutland Square II and Fidelity Distributors Company LLC, on behalf of Strategic Advisers Municipal Bond Fund, is incorporated herein by reference to Exhibit (e)(10) of Post-Effective Amendment Nos. 111 & 114.

(12)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Rutland Square Trust II and Fidelity Distributors Company LLC, on behalf of Strategic Advisers Short Duration Fund, is incorporated herein by reference to Exhibit (e)(11) of Post-Effective Amendment Nos. 102 & 105.

(13)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Rutland Square Trust II and Fidelity Distributors Company LLC, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (e)(12) of Post-Effective Amendment Nos. 102 & 105.

(14)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Rutland Square Trust II and Fidelity Distributors Company LLC, on behalf of Strategic Advisers Tax-Sensitive Short Duration Fund, is incorporated herein by reference to Exhibit (e)(13) of Post-Effective Amendment Nos. 102 & 105.

(f)

Fee Deferral Plan of the Non-Interested Person Trustees of the Fidelity Rutland Square Trust II Funds, effective as of June 6, 2013, is incorporated herein by reference to Exhibit (f) of Post-Effective Amendment Nos. 109 & 112.

(g)

(1)

Custodian Agreement dated April 12, 2007 between Mellon Bank, N.A. (currently known as The Bank of New York Mellon) and Fidelity Rutland Square Trust II on behalf of Strategic Advisers Fidelity Emerging Markets Fund, Strategic Advisers Large Cap Fund, and Strategic Advisers Municipal Bond Fund is incorporated herein by reference to Exhibit (g)(1) of Fidelity Commonwealth Trust II’s (File No. 333-139428) Post-Effective Amendment No. 3.

(2)

Custodian Agreement dated April 12, 2007 between State Street Bank & Trust Company and Fidelity Rutland Square Trust II on behalf of Strategic Advisers Alternatives Fund, Strategic Advisers Core Income Fund, Strategic Advisers Fidelity Core Income Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Fidelity U.S. Total Stock Fund, Strategic Advisers Income Opportunities Fund, Strategic Advisers International Fund, Strategic Advisers Fidelity International Fund, Strategic Advisers Short Duration Fund, Strategic Advisers Small-Mid Cap Fund, and Strategic Advisers Tax-Sensitive Short Duration Fund, is incorporated herein by reference to Exhibit (g) of Fidelity Rutland Square Trust II’s (File No. 333-139427) Post-Effective Amendment No. 1.

(h)

(1)

Management Fee Waiver Agreement, dated June 2, 2022, between Strategic Advisers Alternatives Fund and Strategic Advisers LLC, is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment Nos. 116 & 119.

(2)

Amended and Restated Management Fee Waiver Agreement, dated October 1, 2014, between Strategic Advisers Core Income Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment Nos. 46 & 49.

(3)

Management Fee Waiver Agreement, dated June 7, 2018, between Strategic Advisers Fidelity Core Income Fund and Strategic Advisers LLC is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment Nos. 79 & 82.

(4)

Management Fee Waiver Agreement, dated October 1, 2014, between Strategic Advisers Emerging Markets Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment Nos. 46 & 49.

(5)

Management Fee Waiver Agreement, dated September 13, 2018, between Strategic Advisers Fidelity Emerging Markets Fund and Strategic Advisers LLC is incorporated herein by reference to Exhibit (h)(7) of Post-Effective Amendment Nos. 82 & 85.

(6)

Management Fee Waiver Agreement, dated March 8, 2018, between Strategic Advisers Fidelity U.S. Total Stock Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (h)(15) of Post-Effective Amendment Nos. 67 & 70.

(7)

Amended and Restated Management Fee Waiver Agreement, dated October 1, 2014, between Strategic Advisers Income Opportunities Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (h)(7) of Post-Effective Amendment Nos. 46 & 49.

(8)

Amended and Restated Management Fee Waiver Agreement, dated October 1, 2014, between Strategic Advisers International Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (h)(9) of Post-Effective Amendment Nos. 46 & 49.

(9)

Amended and Restated Management Fee Waiver Agreement, dated October 1, 2014, between Strategic Advisers International II Fund (currently known as Strategic Advisers Fidelity International Fund) and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (h)(10) of Post-Effective Amendment Nos. 46 & 49.

(10)

Management Fee Waiver Agreement, dated June 3, 2020, between Strategic Advisers Large Cap Fund and Strategic Advisers LLC, is incorporated herein by reference to Exhibit (h)(10) of Post-Effective Amendment Nos. 106 & 109.

(11)

Management Fee Waiver Agreement, dated June 3, 2021, between Strategic Advisers Municipal Bond Fund and Strategic Advisers LLC, is incorporated herein by reference to Exhibit (h)(10) of Post-Effective Amendment Nos. 111 & 114.

(12)

Amended and Restated Management Fee Waiver Agreement, dated October 1, 2014, between Strategic Advisers Short Duration Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (h)(11) of Post-Effective Amendment Nos. 46 & 49.

(13)

Amended and Restated Management Fee Waiver Agreement, dated October 1, 2014, between Strategic Advisers Small-Mid Cap Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (h)(12) of Post-Effective Amendment Nos. 46 & 49.

(14)

Management Fee Waiver Agreement, dated December 6, 2017, between Strategic Advisers Tax-Sensitive Short Duration Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (h)(13) of Post-Effective Amendment Nos. 63 & 66.

(15)

Securities Lending Agency Agreement, dated April 1, 2019, between National Financial Services LLC and Strategic Advisers Small-Mid Cap Fund, Strategic Advisers International Fund, Strategic Advisers Fidelity International Fund, Strategic Advisers Core Income Fund,Strategic Advisers Emerging Markets Fund,Strategic Advisers Short Duration Fund,Strategic Advisers Fidelity U.S. Total Stock Fund, Strategic Advisers Fidelity Emerging Markets Fund, and Strategic Advisers Large Cap Fund is incorporated herein by reference to Exhibit (h)(1) of Fidelity Devonshire Trust’s (File No. 002-24389) Post-Effective Amendment No. 172.

(16)

Form of Fund of Funds Investment Agreement (Strategic Advisers Funds) is incorporated herein by reference to Exhibit (h)(14) of Fidelity Rutland Square Trust II’s (File No. 333-139427) Post-Effective Amendment Nos. 113 & 116.

(i)

Legal Opinion of Dechert LLP, dated July 20, 2023, is filed herein as Exhibit (i).

(j)

Consent of PricewaterhouseCoopers LLP, dated July 21, 2023, is filed herein as Exhibit (j).

(k)

Not applicable.

(l)

Not applicable.

(m)

(1)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Alternatives Fund is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment Nos. 116 & 119.

(2)

 Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Core Income Fund is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment Nos. 102 & 105.

(3)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Fidelity Core Income Fund is incorporated herein by reference to Exhibit (m)(3) of Post-Effective Amendment Nos. 102 & 105.

(4)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Emerging Markets Fund is incorporated herein by reference to Exhibit (m)(4) of Post-Effective Amendment Nos. 102 & 105.

(5)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Fidelity Emerging Markets Fund is incorporated herein by reference to Exhibit (m)(5) of Post-Effective Amendment Nos. 102 & 105.

(6)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Fidelity International Fund, is incorporated herein by reference to Exhibit (m)(6) of Post-Effective Amendment Nos. 102 & 105.

(7)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Fidelity U.S. Total Stock Fund is incorporated herein by reference to Exhibit (m)(7) of Post-Effective Amendment Nos. 102 & 105.

(8)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Income Opportunities Fund is incorporated herein by reference to Exhibit (m)(9) of Post-Effective Amendment Nos. 102 & 105.

(9)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers International Fund is incorporated herein by reference to Exhibit (m)(10) of Post-Effective Amendment Nos. 102 & 105.

(10)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Large Cap Fund is incorporated herein by reference to Exhibit (m)(14) of Post-Effective Amendment Nos. 106 & 109.

(11)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Municipal Bond Fund is incorporated herein by reference to Exhibit (m)(10) of Post-Effective Amendment Nos. 111 & 114.

(12)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Short Duration Fund is incorporated herein by reference to Exhibit (m)(11) of Post-Effective Amendment Nos. 102 & 105.

(13)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Small-Mid Cap Fund is incorporated herein by reference to Exhibit (m)(12) of Post-Effective Amendment Nos. 102 & 105.

(14)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Tax-Sensitive Short Duration Fund is incorporated herein by reference to Exhibit (m)(13) of Post-Effective Amendment Nos. 102 & 105.

(n)

Not applicable.

 (p)

(1)

The 2023 Code of Ethics, adopted by each fund and Strategic Advisers, LLC (formerly known as Strategic Advisers, Inc.), Fidelity Diversifying Solutions, LLC, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited, FMR Investment Management (UK) Limited, and Fidelity Distributors Company LLC pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p)(1) of Fidelity Salem Street Trust’s (File No. 002-41839) Post-Effective Amendment No. 555.

(2)

The 2022 Code of Ethics, adopted by FIL Limited, FIL Investment Advisors, and FIL Investment Advisors (UK) Limited pursuant to Rule 17j-1, on behalf of Strategic Advisers Emerging Markets Fund, Strategic Advisers Fidelity Emerging Markets Fund, Strategic Advisers International Fund, Strategic Advisers Fidelity International Fund, Strategic Advisers Fidelity U.S. Total Stock Fund, and Strategic Advisers Small-Mid Cap Fund is incorporated herein by reference to Exhibit (p)(2) of Variable Insurance Products Fund V’s (File No. 033-17704) Post-Effective Amendment No. 81.

(3)

Code of Ethics, adopted by Pyramis Global Advisors, LLC (currently known as FIAM LLC) pursuant to Rule 17j-1, on behalf of Strategic Advisers Core Income Fund, Strategic Advisers Fidelity Core Income Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Fidelity Emerging Markets Fund, Strategic Advisers Fidelity U.S. Total Stock Fund, Strategic Advisers Income Opportunities Fund, Strategic Advisers International Fund, Strategic Advisers Fidelity International Fund,  Strategic Advisers Large Cap Fund, Strategic Advisers Municipal Bond Fund, Strategic Advisers Short Duration Fund, Strategic Advisers Small-Mid Cap Fund, and Strategic Advisers Tax-Sensitive Short-Duration Fund,  is incorporated herein by reference to Exhibit (p)(4) of Post-Effective Amendment No. 4.

(4)

Code of Ethics, dated February 2023, adopted by Geode Capital Management, LLC and Geode Capital Management LP pursuant to Rule 17j-1 on behalf of Strategic Advisers Emerging Markets Fund, Strategic Advisers Fidelity Emerging Markets Fund, Strategic Advisers Fidelity U.S. Total Stock Fund, Strategic Advisers International Fund, Strategic Advisers Fidelity International Fund, Strategic Advisers Large Cap Fund, and Strategic Advisers Small-Mid Cap Fund is incorporated herein by reference to Exhibit (p)(2) of Fidelity Salem Street Trust’s (File No. 002-41839) Post-Effective Amendment No. 555.

(5)

Code of Ethics, adopted by Acadian Asset Management LLC, updated as of January 2023, pursuant to Rule 17j-1, on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (p)(5) of Post-Effective Amendment Nos. 118 & 121.

(6)

Code of Ethics, adopted by Alliance Bernstein, updated as of January 2023, pursuant to Rule 17j-1, on behalf of Strategic Advisers Large Cap Fund and Strategic Advisers Small-Mid Cap Fund, is filed herein as Exhibit (p)(6).

(7)

Code of Ethics, dated October 4, 2022, adopted by Aristotle Capital Management, LLC, pursuant to Rule 17j-1, on behalf of Strategic Advisers Large Cap Fund, is filed herein as Exhibit (p)(7).

(8)

Code of Ethics, dated June 2021, adopted by ArrowMark Partners, LLC, pursuant to Rule 17j-1, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (p)(8) of Post-Effective Amendment Nos. 116 & 119.

(9)

Code of Ethics, dated April 13, 2022, adopted by Arrowstreet Capital, Limited Partnership pursuant to Rule 17j-1, on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (p)(9) of Post-Effective Amendment Nos. 118 & 121.

(10)

Code of Ethics, dated December 7, 2021, adopted by BlackRock, pursuant to Rule 17j-1, on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (p)(10) of Post-Effective Amendment Nos. 116 & 119.

(11)

Code of Ethics, dated October 2020, adopted by Brandywine Global Investment Management, LLC, pursuant to Rule 17j-1, on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (p)(10) of Post-Effective Amendment Nos. 110 & 113.

(12)

Code of Ethics, Implementation Date: Q2 2021, adopted by ClariVest Asset Management LLC pursuant to Rule 17j-1, on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (p)(12) of Post-Effective Amendment Nos. 116 & 119.

(13)

Code of Ethics, dated June 30, 2021, adopted by Causeway Capital Management LLC pursuant to Rule 17j-1, on behalf of Strategic Advisers Emerging Markets Fund and Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (p)(13) of Post-Effective Amendment Nos. 116 & 119.

(14)

Code of Ethics, dated September 8, 2020 adopted by Delaware Investments Funds Advisers, pursuant to Rule 17j-1, on behalf of Strategic Advisers Municipal Bond Fund, is incorporated herein by reference to Exhibit (p)(14) of Post-Effective Amendment Nos. 118 & 121.

(15)

Code of Ethics, dated June 1,2022, adopted by D.E. Shaw Investment Management, LLC, pursuant to Rule 17j-1, on behalf of Strategic Advisers Large Cap, is incorporated herein by reference to Exhibit (p)(15) of Post-Effective Amendment Nos. 118 & 121.

(16)

Code of Ethics, dated December 2020, adopted by GW&K Investment Management, LLC, pursuant to Rule 17j-1, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (p)(15) of Post-Effective Amendment Nos. 116 & 119.

(17)

Code of Ethics, dated December 18, 2020, adopted by J.P. Morgan Investment Management Inc. pursuant to Rule 17j-1, on behalf of Strategic Advisers Large Cap Fund and Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (p)(15) of Post-Effective Amendment Nos. 110 & 113.

(18)

Code of Ethics, dated December 16, 2020, adopted by Loomis, Sayles & Company, L.P. pursuant to Rule 17j-1, on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (p)(16) of Post-Effective Amendment Nos. 110 & 113.

(19)

Code of Ethics, dated March 3, 2021, adopted by LSV Asset Management pursuant to Rule 17j-1, on behalf of Strategic Advisers Large Cap Fund and Strategic Advisers Small-Mid Cap Fund is incorporated herein by reference to Exhibit (p)(17) of Post-Effective Amendment Nos. 112 & 115.

(20)

Code of Ethics, dated January 1, 2021, adopted by MFS Investment Management pursuant to Rule 17j-1, on behalf of Strategic Advisers International Fund and Strategic Advisers Municipal Bond Fund, is incorporated herein by reference to Exhibit (p)(18) of Post-Effective Amendment Nos. 110 & 113.

(21)

Code of Ethics, dated June 30, 2022, adopted by Neuberger Berman Investment Advisers, LLC pursuant to Rule 17j-1, on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (p)(21) of Post-Effective Amendment Nos. 118 & 121.

(22)

Code of Ethics, dated July 2021, adopted by New York Life Investment Management Holdings LLC pursuant to Rule 17j-1, on behalf of Strategic Advisers Municipal Bond Fund, is incorporated herein by reference to Exhibit (p)(21) of Post-Effective Amendment Nos. 116 & 119.

(23)

Code of Ethics, dated November 22,2021 adopted by Pacific Investment Management Company LLC (PIMCO) pursuant to Rule 17j-1, on behalf of Strategic Advisers Alternatives Fund, is incorporated herein by reference to Exhibit (p)(23) of Post-Effective Amendment Nos. 118 & 121.

(24)

Code of Ethics, dated January 2023, adopted by PineBridge Investments LLC, pursuant to Rule 17j-1, on behalf of Strategic Advisers Large Cap Fund is filed herein as Exhibit (p)(24).

(25)

Code of Ethics, dated May 2018, adopted by Portolan Capital Management, LLC pursuant to Rule 17j-1, on behalf of Strategic Advisers Small-Mid Cap Fund is incorporated herein by reference to Exhibit (p)(20) of Post-Effective Amendment Nos.96 & 99.

(26)

Code of Ethics, dated February 1, 2023, adopted by Principal Global Investors, LLC pursuant to Rule 17j-1, on behalf of Strategic Advisers Large Cap Fund, is filed herein as Exhibit (p)(26).

(27)

Code of Ethics, dated May 3, 2019, adopted by Prudential Investment Management, Inc. (currently known as PGIM) pursuant to Rule 17j-1, on behalf of Strategic Advisers Core Income Fund and Strategic Advisers Income Opportunities Fund is incorporated herein by reference to Exhibit (p)(21) of Post-Effective Amendment Nos. 102 & 105.

(28)

Code of Ethics, dated March 2023, adopted by River Road Asset Management, LLC, pursuant to Rule 17j-1, on behalf of Strategic Advisers Small-Mid Cap Fund, is filed herein as Exhibit (p)(28).

(29)

Code of Ethics, adopted by Robeco Investment Management, Inc. (currently known as Boston Partners Global Investors, Inc.) pursuant to Rule 17j-1, on behalf of Strategic Advisers Small-Mid Cap Fund is incorporated herein by reference to Exhibit (p)(22) of Post-Effective Amendment Nos. 42 & 45.

(30)

Code of Ethics, dated June 2021, adopted by Schroder Investment Management North America Inc. on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (p)(29) of Post-Effective Amendment Nos. 116 & 119.

(31)

Code of Ethics, December 2017, adopted by Somerset Capital Management LLP, pursuant to Rule 17j-1, on behalf of Strategic Advisers Emerging Markets Fund is incorporated herein by reference to Exhibit (p)(27) of Post-Effective Amendment Nos. 67 & 70.

(32)

Code of Ethics, dated February 1, 2023, adopted by T. Rowe Price Group, Inc. pursuant to Rule 17j-1, on behalf of Strategic Advisers Emerging Markets Fund, Strategic Advisers Income Opportunities Fund, Strategic Advisers International Fund, Strategic Advisers Large Cap Fund, Strategic Advisers Municipal Bond Fund, Strategic Advisers Short Duration Fund, and Strategic Advisers Tax-Sensitive Short Duration Fund, is filed herein as Exhibit (p)(32).

(33)

Code of Ethics, dated June 27, 2022, adopted by TCW pursuant to Rule 17j-1, on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (p)(33) of Post-Effective Amendment Nos. 118 & 121.

(34)

Code of Ethics, dated March 25, 2022, adopted by Thompson, Siegel & Walmsley, LLC pursuant to Rule 17j-1, on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (p)(34) of Post-Effective Amendment Nos. 118 & 121.

(35)

Code of Ethics, dated January 1, 2022, adopted by Victory Capital Management Inc. pursuant to Rule 17j-1, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (p)(34) of Post-Effective Amendment Nos. 116 & 119.

(36)

Code of Ethics, dated September 21,2022, adopted by Wellington Management Company LLP, pursuant to Rule 17-j1, on behalf of Strategic Advisers International Fund and Strategic Advisers Large Cap Fund is filed herein as Exhibit (p)(36).

(37)

Code of Ethics, dated, 2018, adopted by Wells Capital Management Inc. (WellsCap)(currently known as Allspring Global Investments, LLC), pursuant to Rule 17j-1, on behalf of Strategic Advisers Tax-Sensitive Short Duration Fund is incorporated herein by reference to Exhibit (p)(31) of Post-Effective Amendment Nos. 96 & 99.

(38)

Code of Ethics, dated June, 2021, adopted by Western Asset Management Company, LLC, pursuant to Rule 17j-1, on behalf of Strategic Advisers Municipal Bond Fund, is incorporated herein by reference to Exhibit (p)(36) of Post-Effective Amendment Nos. 116 & 119.

(39)

Code of Ethics, dated July 31, 2018, adopted by William Blair & Company, LLC pursuant to Rule 17j-1, on behalf of Strategic Advisers International Fund is incorporated herein by reference to Exhibit (p)(32) of Post-Effective Amendment Nos. 96 & 99.

Item 29.

Trusts Controlled by or Under Common Control with this Trust

The Board of Trustees of the Trust is the same as the board of other Fidelity funds, each of which has Fidelity Management & Research Company LLC, or an affiliate, or Geode Capital Management LLC, as its investment adviser. In addition, the officers of the Trust are substantially identical to those of the other Fidelity funds. Nonetheless, the Trust takes the position that it is not under common control with other Fidelity funds because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.

Item 30.

Indemnification

Pursuant to Del. Code Ann. title 12 § 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article X, Section 10.02 of the Trust Instrument sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, “disabling conduct”), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Trust Instrument, that the officer or trustee did not engage in disabling conduct.

Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

Pursuant to the agreement by which Fidelity Investments Institutional Operations Company LLC (“FIIOC”) is appointed transfer agent, the Registrant agrees to indemnify and hold FIIOC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:

(1)

any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names FIIOC and/or the Registrant as a party and is not based on and does not result from FIIOC’s willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FIIOC’s performance under the Transfer Agency Agreement; or

(2)

any claim, demand, action or suit (except to the extent contributed to by FIIOC’s willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from FIIOC’s acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of FIIOC’s acting in reliance upon advice reasonably believed by FIIOC to have been given by counsel for the Registrant, or as a result of FIIOC’s acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 31.

Business and Other Connections of Investment Advisors

(1) STRATEGIC ADVISERS LLC

Strategic Advisers LLC serves as investment adviser to and provides investment supervisory services to individuals, banks, thrifts, pension and profit sharing plans, trusts, estates, charitable organizations, corporations, and other business organizations, and provides a variety of publications on investment and personal finance.  Strategic Advisers LLC may also provide investment advisory services to other investment advisers.  The directors and officers of have held the following positions of a substantial nature during the past two fiscal years.

Peter Brian Enyeart	President and Director (2022).
Wilfred Chilangwa	Vice President of Strategic Advisers LLC.
Barry J. Golden	Vice President of Strategic Advisers LLC.
David Coyne	Director.
Scott B. Kuldell	Senior Vice President of Strategic Advisers LLC.
James Gryglewicz	Compliance Officer of SelectCo and Strategic Advisers LLC. Previously served as Chief Compliance Officer of Strategic Advisers LLC.
Christopher Rimmer

Treasurer of Fidelity Management & Research Company LLC, FMR H.K., FMR Japan, and Strategic Advisers LLC; President and Director FMR Capital Inc.; Director of FMR Investment Management (UK) Limited (2021). Previously served as Treasurer of FMRC, FIMM, and SelectCo, LLC; Chief Accounting Officer FMR LLC.

Brian C. McLain	Assistant Secretary Strategic Advisers LLC. Previously served as Assistant Secretary of Fidelity Distributors Corporation (FDC).
John A. Stone	Chief Investment Officer (2022). Previously served as Vice President of Strategic Advisers LLC.
Stephanie Caron	Chief Operating Officer.
Lisa D. Krieser	Assistant Secretary Fidelity Management & Research Company LLC and Fidelity Distributors Company LLC, Secretary FMR Capital, Inc and Strategic Advisers LLC (2022).
Catherine Pena	Associate Chief Investment Officer (2022).
Stephanie J. Brown

Chief Compliance Officer of Fidelity Management & Research Company LLC (2023), FDS (2023), FIAM (2023), FMR H.K. (2023), Fidelity Management & Research (Japan) Limited (2023), FMR Investment Management (UK) Limited (2023), and Strategic Advisers LLC (2023); Assistant Treasurer FMR Capital, Inc..

Michael Shulman

Assistant Treasurer Fidelity Distributors Company LLC (FDC) (2022), Fidelity Diversifying Solutions LLC (2022), FIMM (2022), Fidelity Management & Research Company LLC (2023), FMR LLC (2023), FMR Capital, Inc. (2023), and Strategic Advisers LLC (2023); Executive Vice President, Tax of FMR LLC (2023).

Richard Compson	Director (2023).

(2)

FIAM, LLC (FIAM)

The directors and officers of FIAM, LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Martin McGee	Director and Chief Financial Officer.
William Irving	President of FDS (2023) and FIAM (2023), and Director of FDS (2023) and FIAM (2023).
Casey M. Condron	Director, Head of FIAM Institutional Client Group.
Ian Baker	Senior Vice President.
Horace Codjoe	Vice President.
Christian G. Pariseault	Director (2022).
Timothy Abbuhl	Treasurer.
Joseph Benedetti	Secretary of FIAM (2021) and Assistant Secretary of FDS (2022).
Brian C. McLain	Assistant Secretary Strategic Advisers LLC. Previously served as Assistant Secretary of Fidelity Distributors Corporation (FDC).
John Bertone	Assistant Secretary.
Kimberly L. Perry	Director (2021).
Stephanie J. Brown

Chief Compliance Officer of Fidelity Management & Research Company LLC (2023), FDS (2023), FIAM (2023), FMR H.K. (2023), Fidelity Management & Research (Japan) Limited (2023), FMR Investment Management (UK) Limited (2023), and Strategic Advisers LLC (2023); Assistant Treasurer FMR Capital, Inc..

(3) FIDELITY MANAGEMENT & RESEARCH (HONG KONG) LIMITED (FMR H.K.)

FMR H.K. provides investment advisory services to other investment advisers. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Sharon Yau Lecornu	Chief Executive Officer of FMR H.K., Executive Director of FMR H.K., Director of Investment Services – Asia, and Director of FMR H.K.
William Francis Shanley III	Director of FMR Japan and FMR H.K.
Christopher J. Seabolt	Director of FMR H.K. and FMR UK.
Adrian James Tyerman	Compliance Officer FMR H.K. and FMR UK, Anti-Money Laundering Compliance Officer of FMR Investment Management (UK) Limited.
Christopher Rimmer

Treasurer of Fidelity Management & Research Company LLC, FMR H.K., FMR Japan, and Strategic Advisers LLC; President and Director FMR Capital Inc.; Director of FMR Investment Management (UK) Limited (2021). Previously served as Treasurer of FMRC, FIMM, and SelectCo, LLC; Chief Accounting Officer FMR LLC.

Stephanie J. Brown

Chief Compliance Officer of Fidelity Management & Research Company LLC (2023), FDS (2023), FIAM (2023), FMR H.K. (2023), Fidelity Management & Research (Japan) Limited (2023), FMR Investment Management (UK) Limited (2023), and Strategic Advisers LLC (2023); Assistant Treasurer FMR Capital, Inc..

Margaret Carey	Chief Legal Officer and Secretary of Fidelity Management & Research Company LLC; and Chief Legal Officer of FMR H.K, FMR Japan and FMR Investment Management (UK) Limited.

 (4) FIDELITY MANAGEMENT & RESEARCH (JAPAN) LIMITED (FMR JAPAN)

FMR Japan provides investment advisory services to other investment advisers.  The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Timothy M. Cohen	Director of FMR Japan; Executive Vice President SelectCo, LLC.
Risteard Hogan	Director of FMR Japan.
Rieko Hirai	Director of FMR Japan.
Kan Man Wong	Director of FMR Japan.
Kirk Roland Neureiter	Director of FMR Japan.
William Francis Shanley III	Director of FMR Japan and FMR H.K.
Koichi Iwabuchi	Statutory Auditor of FMR Japan; Previously served as Compliance Officer of FMR Japan.
Ryo Sato	Compliance Officer of FMR Japan.
Christopher Rimmer

Treasurer of Fidelity Management & Research Company LLC, FMR H.K., FMR Japan, and Strategic Advisers LLC; President and Director FMR Capital Inc.; Director of FMR Investment Management (UK) Limited (2021). Previously served as Treasurer of FMRC, FIMM, and SelectCo, LLC; Chief Accounting Officer FMR LLC.

Stephanie J. Brown

Chief Compliance Officer of Fidelity Management & Research Company LLC (2023), FDS (2023), FIAM (2023), FMR H.K. (2023), Fidelity Management & Research (Japan) Limited (2023), FMR Investment Management (UK) Limited (2023), and Strategic Advisers LLC (2023); Assistant Treasurer FMR Capital, Inc..

Margaret Carey	Chief Legal Officer and Secretary of Fidelity Management & Research Company LLC; and Chief Legal Officer of FMR H.K, FMR Japan and FMR Investment Management (UK) Limited.

(5) FMR INVESTMENT MANAGEMENT (UK) LIMITED (FMR UK)

FMR UK provides investment advisory services to other investment advisers.  The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Mark D. Flaherty	Director FMR Investment Management (UK) Limited.
Niamh Brodie-Machura	Director FMR Investment Management (UK) Limited.
Christopher J. Seabolt	Director of FMR H.K. and FMR UK.
Adrian James Tyerman	Compliance Officer FMR H.K. Anti-Money Laundering Compliance Officer of FMR Investment Management (UK) Limited.
Stephanie J. Brown

Chief Compliance Officer of Fidelity Management & Research Company LLC (2023), FDS (2023), FIAM (2023), FMR H.K. (2023), Fidelity Management & Research (Japan) Limited (2023), FMR Investment Management (UK) Limited (2023), and Strategic Advisers LLC (2023); Assistant Treasurer FMR Capital, Inc..

Jean-Philippe Provost	Director FMR Investment Management (UK) Limited (2023).
Margaret Carey	Chief Legal Officer and Secretary of Fidelity Management & Research Company LLC; and Chief Legal Officer of FMR H.K, FMR Japan and FMR Investment Management (UK) Limited.

 (6) FIL INVESTMENT ADVISORS (FIA)

The directors and officers of FIA have held the following positions of a substantial nature during the past two fiscal years.

Rohit Mangla	Chief Compliance Officer of FIA; Previously served as Director of FIJ (2022).
Elizabeth Hickmott	Assistant Secretary of FIA.
May Huimei Li	Authorized Representative of FIA.
Michael Ng	SFC Emergency Contact Person and Compliant Officer of FIA.
Rosalie Powell	Company Secretary of FIA.
Matthew Quaife	Director of FIA (2021).
Martine Dropkin	Director of FIA (2021).
Katrina Nusum	Director of FIA (2021).
Deborah Speight	Director of FIA (2022).
Richard McBrearty	Director of FIA (2022).
Adam Outerbridge	Director of FIA (2022).
Stacey Ramsay	Director of FIA (2022).

 (7) FIL INVESTMENT ADVISORS (UK) LIMITED (FIA(UK))

The directors and officers of FIA(UK) have held the following positions of a substantial nature during the past two fiscal years.

Andrew McCaffery	Director of FIA(UK).
Victoria Kelly	Director of FIA(UK).
Maria Abbonizio	Director of FIA(UK).
Malcolm Palmer	Director of FIA(UK) (2021).
Romain Boscher	Director of FIA(UK) (2022).
FIL Investment Management Limited	Company Secretary of FIA(UK).

 (8) GEODE CAPITAL MANAGEMENT, LLC (Geode)

Geode serves as investment adviser to a number of other investment companies AND OTHER ACCOUNTS.  Geode may also provide investment advisory services to other investment advisers.  The directors and officers have held the following positions of a substantial nature during the past two fiscal years.

David Lane	President and Chief Executive Officer (2023).
Jeffrey S. Miller	Chief Operating Officer.
Michael Ciccone	Chief Compliance Officer (2023).
Sorin Codreanu	Chief Financial Officer and Treasurer.
Matt Nevins	General Counsel.
Lionel Harris	Director (2021).
Franklin Corning Kenly	Director.
Arlene Rockefeller	Director.
Eric Roiter	Director.
Jennifer Uhrig	Director.
Philip L. Bullen	Director.
Thomas Sprague	Director.
Michael Even	Director.
Alok Kapoor	Director (2022).
Robert Minicus	Director.

 (9)

ACADIAN ASSET MANAGEMENT, LLC

The directors and officers of Acadian Asset Management, LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Alexandre Voitenok	SVP, Director, Portfolio Construction and Implementation/Executive Committee Member
Brendan Bradley	CIO, Execuitve Committee member
Charmaine Catania	SVP, Chief Financial Officer, Executive Committee member
Elie Sugarman	Manager
James Crumlish	SVP, CTO, Executive Committee member
John Chisholm	Co-CEO, Member of Board of Managers
Kelly Young	EVP, Chief Marketing Officer, Executive Committee member
Marlene Shaw	SVP, Director, Americas Relationship Management/Executive Committee Member
Mike Miles	SVP, Global Director, Human Resources, Executive Committee member
Richard Hart	Manager
Ross Dowd	Co-CEO, Member of Board of Managers
Ryan Taliaferro	SVP, Director, Equity Strategies/Executive Committee Member
Scott Dias	SVP, CCO, General Counsel, Executive Committee member
Surender Rana	Manager
Ted Noon	SVP, Director, Americas Client Group, Executive Committee member

 (10)

ALLIANCEBERNSTEIN L.P.

The directors and officers of AllianceBernstein L.P. have held, during the past two fiscal years, the following positions of a substantial nature.

Bill Siemers	Interim Chief Financial Officer
Charles G. T. Stonehill	Director – AllianceBernstein Corporation (and Director - Equitable Holdings, Inc.; Founding Partner - Green & Blue Advisors LLC)
Daniel G. Kaye	Director - AllianceBernstein Corporation (and Director - Equitable Holdings, Inc.)
Das Narayandas	Director - AllianceBernstein Corporation (and Professor of Business Administration at Harvard Business School)
Jeffrey J. Hurd	Director – AllianceBernstein Corporation
Joan Lamm-Tennant	Chairman of the Board - AllianceBernstein Corporation
Kate C. Burke	Chief Operating Officer and Head of Private Wealth
Kristi A. Matus	Director - AllianceBernstein Corporation (and Director - Equitable Holdings, Inc., Equitable Financial Life Insurance Company)
Mark Pearson	Director - AllianceBernstein Corporation (and Director, President and CEO -Equitable Holdings, Inc.)
Nella Domenici	Director – AllianceBernstein Corporation
Nicholas Lane	Director – AllianceBernstein Corporation (and President - Equitable; Senior Exec VP and Head of US Life, Retirement and Wealth Mgmt - Equitable Holdings, Inc.)
Seth Bernstein	President and Chief Executive Officer and Director - AllianceBernstein Corporation
Todd Walthall	Director – AllianceBernstein Corporation

(11)

ALLSPRING GLOBAL INVESTMENTS, LCC

The directors and officers of Allspring Global Investments, LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Joseph Sullivan	Manager-Allspring Global Investments Holdings, LLC
Francis Jon Baranko	President, Chief Investment Officer - Global Fundamental Investments
Karin Brotman	Chief Compliance Officer
Molly McMillin	Chief Financial Officer; Manager-Allspring Global Investments Holdings, LLC
Sallie Squire	Chief Operating Officer; Manager-Allspring Global Investments Holdings, LLC

(12)

ARISTOTLE CAPITAL MANAGEMENT, LLC

The directors and officers of Aristotle Capital, LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Catalina Llinas	Co-Chief Investment Officer
Gary Lisenbee	Vice Chairman
Howard Gleicher	CEO and Chief Investment Officer
Michelle Gosom	Chief Compliance Officer
Nancy Scarlett	Chief Risk Officer
Richard S. Hollander	Chairman
Richard Schweitzer	Chief Financial Officer & Chief Operating Officer
Sona Chandwani	Chief Administrative Officer
Steve Borowski	President

(13)

ARROWMARK COLORADO HOLDINGS, LLC

The directors and officers of ArrowMark Colorado Holdings, LLC, have held, during the past two fiscal years, the following positions of a substantial nature.

Blake Rice	General Counsel
Brian Schaub, CFA	Partner, Portfolio Manager
Chad Meade	Partner, Portfolio Manager
Chris Dunne	Managing Director, Investor Relations
David Corkins	Partner, Portfolio Manager
Kaelyn Abrell	Partner, Analyst
Karen Reidy, CFA	Partner, Portfolio Manager
Kirk Reid	Chief Operating Officer
Rick Grove	CCO
Sanjai Bhonsle	Partner, Portfolio Manager

 (14)

 ARROWSTREET CAPITAL, LIMITED PARTNERSHIP

The directors and officers of Arrowstreet Capital, Limited Partnership have held, during the past two fiscal years, the following positions of a substantial nature.

Albert S. Kyle	Non-Executive Director
Anthony Ryan	Chief Executive Officer, Executive Director
Bruce Clarke	Non-Executive Director
Derek Vance	Executive Director
Eric Burnett	General Counsel
Helen Crossen	Non-Executive Director
John Y. Campbell	Executive Director
Kimberly Kelley	Chief Compliance Officer
Nirali Maniar Gandhi	Chief Financial Officer
Peter Rathjens	Chief Investment Officer, Executive Director
Sarah Fromson	Non-Executive Director
Thomas DeLong	Non-Executive Director
Tuomo Vuolteenaho	Executive Director

(15)

 BLACKROCK

The directors and officers of BlackRock have held, during the past two fiscal years, the following positions of a substantial nature.

Ally Peters	Chief Financial Officer & Chief Operating Officer - BlackRock (Singapore) Limited
BlackRock Company Secretarial Services (UK) Limited	Secretary - BlackRock International Limited
Charles Park	Chief Compliance Officer - BlackRock Investment Management, LLC
Christian Clausen	Director - BlackRock International Limited
Christopher J. Meade	General Counsel, Chief Legal Officer and Senior Managing Director - BlackRock Investment Management, LLC
Damien Mooney	Officer - BlackRock (Singapore) Limited
Deborah Ho	Chief Executive Officer & Director - BlackRock (Singapore) Limited
Ed Fishwick	Director - BlackRock International Limited
Eleanor de Freitas	Director - BlackRock International Limited
Gary Shedlin	Chief Financial Officer and Senior Managing Director - BlackRock Investment Management, LLC
Graham Turl	Chief Legal Officer - BlackRock (Singapore) Limited
Gregor Carle	Officer - BlackRock (Singapore) Limited
James Charrington	Director - BlackRock International Limited
James Edward Fishwick	Chief Revenue Officer - BlackRock International Limited
Justin Ferrier	Officer - BlackRock (Singapore) Limited
Laurence Fink	Chief Executive Officer - BlackRock Investment Management, LLC
Margaret Young	Director - BlackRock International Limited
Martin B. Cook	Officer - BlackRock (Singapore) Limited
Neeraj Seth	Director - BlackRock (Singapore) Limited
Nicholas Gibson	Chief Compliance Officer and Managing Director - BlackRock International Limited
Patrick Leung	Director - BlackRock (Singapore) Limited
Philippe Matsumoto	Treasurer and Managing Director - BlackRock Investment Management, LLC
R. Andrew (Andy) Damm	Chief Revenue Officer - BlackRock International Limited
R. Andrew Dickson III	Secretary - BlackRock Investment Management, LLC
Rachel Lord	Chief Executive Officer & Director - BlackRock International Limited
Rachel Lord	Chief Executive Officer - BlackRock International Limited
Robert Goldstein	Chief Operating Officer and Senior Managing Director - BlackRock Investment Management, LLC
Robert Kapito	President - BlackRock Investment Management, LLC
Sarah Percy-Dove	Officer & Director - BlackRock (Singapore) Limited
Stacey Mullin	Chief Operating Officer & Director - BlackRock International Limited
Susan Chan	Officer - BlackRock (Singapore) Limited
Toby Ritch	Managing Director - BlackRock (Singapore) Limited

(16)

BOSTON PARTNERS GLOBAL INVESTORS, INC (Formerly ROBECO INVESTMENT MANAGEMENT, INC.)

The directors and officers of Robeco Investment Management, Inc. have held, during the past two fiscal years, the following positions of a substantial nature.

David Van Hooser	Director
Greg Varner	CFO
Jeffrey A. Finley	Director
Joseph Feeney, CFA	Director, CEO
Kenneth Lengieza	CCO
Mark Donovan, CFA	Director
Mark Kuzminskas	Chief Operating Officer (COO)
Stan Koyanagi	Director, Chairperson of the Board of Directors
William Butterly, III, Esq.	General Counsel, Secretary

(17)

 BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC.

The directors and officers of Brandywine Global Investment Management, LLC. have held, during the past two fiscal years, the following positions of a substantial nature.

Adam B. Spector	Managing Director
Christopher David Marzullo	General Counsel and Chief Compliance Officer
David Fenno Hoffman	Senior Managing Director and Board Chairman
Henry F. Otto	Senior Managing Director
Jed A. Plafker	Elected Manager
Mark Paul Glassman	Chief Administrative Officer & Treasurer
Matthew Nicholls	Elected Manager
Patrick S. Kaser	Managing Director
Steven M. Tonkovich	Senior Managing Director

(18)

CAUSEWAY CAPITAL MANAGEMENT, LLC. (Causeway)

The directors and officers of Causeway have held, during the past two fiscal years, the following positions of a substantial nature.

Dawn M. Vroegop	Independent Manager of Board of Managers of Causeway’s parent holding company
Gracie Varras Fermelia	Chief Operating Officer, member of Board of Managers of Causeway’s parent holding company
Harry William Hartford	President, Portfolio Manager, member of Board of Managers of Causeway’s parent holding company
Kurt J. Decko	Chief Compliance Officer / General Counsel
Sarah Hotchkis Ketterer	Chief Executive Officer, Portfolio Manager, member of Board of Managers of Causeway’s parent holding company

(19)

CLARIVEST ASSET MANAGEMENT LLC

The directors and officers of Clarivest Asset Management LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Aaron Ochstein	Member
David Raymond Vaughn	CIO - Non-U.S. and Global Strategies, Member
Ed Rick	Member
Eric Wilwant	Member
Jeff A. Jacobson	Chief Financial Officer, Chief Operations Officer
Rebecca Ellis	Chief Compliance Officer
Tiffany Ann Ayres	President & General Counsel, Member
Todd Nathan Wolter	CIO - U.S. and Alternative Strategies, Member

(20)      D.E. Shaw Investment Management LLC

The directors and officers of D.E. Shaw Investment Management LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Alexis Halaby	Member of DESIM’s Executive Committee; Head of Investor Relations of the D. E. Shaw group
Christopher Zaback	Chief Financial Officer of the D. E. Shaw group
David Sweet	Co-General Counsel of the D. E. Shaw group
Eddie Fishman	Member of DESIM’s Executive Committee; Chief Operating Officer of the D. E. Shaw group
Martin Lebwohl	Co-General Counsel of the D. E. Shaw group
Max Stone	Member of DESIM’s Executive Committee
Nathan Thomas	Chief Compliance Officer of the D. E. Shaw group
Ruvim Breydo	Member of DESIM’s Executive Committee; Chief Investment Officer of DESIM; and Portfolio Manager
Ted MacDonald	Chief Risk Officer of the D. E. Shaw group
Yevgenia Zemlyakova	Chief Operating Officer of DESIM

(21)

Delaware Investments Fund Advisers

The directors and officers of Delaware Investments Fund Advisers, have held, during the past two fiscal years, the following positions of a substantial nature.

Aaron D. Young	Vice President
Adam H. Brown	Senior Vice President/Senior Portfolio Manager/Co-Head of High Yield/Division Director
Aditya Kapoor	Vice President
Alex Kozhemiakin	Senior Vice President/Head of Emerging Markets Debt/Division Director
Alexander Alston	Senior Vice President/Co-Head of Private Placements/Division Director
Andrew McEvoy	Vice President/Trade Settlements/Associate Director of US Transaction Management
Anne E. Brundige	Assistant Vice President
Anthony G. Ciavarelli	Vice President/Associate General Counsel/Assistant Secretary/Associate Director
Antoinette Robbins	Senior Compliance Officer/Senior Manager
Antony Clubb	Authorized Signer
Aolin Li	Authorized Signer
Barry Klein	Assistant Vice President/Senior Equity Analyst/Associate Director
Benjamin J. Esty	Vice President
Bernard Holst Jr.	Assistant Vice President/Head of US SMA Trade Operations/Associate Director
Bernard L. Colson	Assistant Vice President
Brad Frishberg	Senior Vice President/Chief Investment Officer, Global Listed Infrastructure/Division Director
Bradley J. Warden	Senior Vice President
Bradley P. Halverson	Senior Vice President
Bradley P. Klapmeyer	Senior Vice President
Brent K. Bloss	Senior Vice President
Brett D. Wright	Senior Vice President/Global Head of Client Solutions/Executive Director
Brett Lewthwaite	Executive Vice President/Chief Investment Officer/Global Head of Fixed Income
Brett M. Coughlin	Assistant Vice President
Brian J. Bailey	Senior Vice President
Brian L. Murray, Jr.	Senior Vice President/Global Chief Compliance Officer/Division Director
Carleen Michalski	Senior Vice President/Head of Global Product Development/Associate Director
Carol T. Clifton	Assistant Vice President
Caroline Marull	Authorized Signer
Catherine L. Murray	Senior Vice President
Chad A. Gunther	Senior Vice President
Chad Landrum	Assistant Vice President
Charles John	Assistant Vice President
Charles L. Schorgl	Assistant Vice President
Christopher J. Parker	Senior Vice President
Christopher K. Bubeck	Assisant Vice President
Christopher S. Beck	Senior Vice President/Chief Investment Officer – Small Cap Value/Mid-Cap Value Equity/Executive Director
Craig C. Dembek	Senior Vice President/Head of Credit Research/Executive Director
Damian Deile	Assistant Vice President/Head of US SMA Operations and Accounting/Associate Director
Daniel G. Scherman	Senior Vice President
Daniel P. Hanson	Senior Vice President
Daniel V. Geatens	Vice President/Director of Financial Administration/Head of US Fund Administration/Division Director
Daniela Mardarovici	Senior Vice President/Co-Head of US Multisector/Core Plus Fixed Income/Division Director
David Brenner	Senior Vice President/Chief Administration Officer/Chief of Staff Macquarie Investment Management/Division Director
David F. Connor	Senior Vice President/General Counsel/Secretary/Division Director
David P. Ginther	Senior Vice President
Debbie C. Buchanan	Assistant Vice President
Debra J. Lenzner	Assistant Vice President/Legal Services Manager
Derek L. Hamilton	Seior Vice President
Douglas Hayes	Assistant Vice President/Equity Analyst/Manager
Douglas K. Briggs	Vice President
Earthen Johnson	Assistant Vice President/Associate General Counsel/Assistant Secretary/Associate Director
Elizabeth M. Jones	Assistant Vice President
Emilia P. Wang	Vice President/Associate General Counsel/Assistant Secretary/Associate Director
Erik R. Becker	Senior Vice President
Euclyn Denton	Vice President/Senior Manager of US Fund Administration
F. Chace Brundige	Senior Vice President
Francis Magee	Vice President/Senior Manager, Us Fund Administration
Francis X. Morris	Senior Vice President/Chief Investment Officer, Core Equity/Executive Director
Frank G. LaTorraca	Senior Vice President/Co-Head of Private Placements/Division Director
Gage T. Krieger	Assistant Vice President
Gary T. Abrams	Vice President/Head of International Equity Trading/Associate Director
George Ma	Authorized Signer
Gilbert C. Scott	Senior Vice President
Gregory A. Gizzi	Senior Vice President/Managing Director/Head of Municipal Bonds/Senior Portfolio Manager
Gusaf C. Zinn	Senior Vice President
Hongbiao Zhao	Assistant Vice President
Iris Allende-Matir	Authorized Signer
J. David Hillmeyer	Senior Vice President/Senior Portfolio Manager/Head of Global and Multi-Asset Credit/Executive Director
Jackie Oancea	Authorized Signer
James L. Hinkley	Senior Vice President/Head of Global Product Development/Head of Special Projects/Division Director
Jamie Chiarieri	Vice President/Senior Private Placements Analyst/Senior Manager
Jennifer Dulski	Senior Vice President/Associate General Counsel
Jennifer Shields	Vice President/Associate General Counsel/Assistant Secretary/Associate Director
Jerel A. Hopkins	Vice President/Associate General Counsel/Assistant Secretary/Associate Director
Jesse Chai	Assistant Vice President/Equity Research Associate/Executive
Joel A. Ettinger	Vice President/Taxation/Associate Director
John C. Maxwell III	Senior Vice President
John C. Van Roden III	Senior Vice President/ Head of Municipal Trading/Senior Portfolio Manager/Associate Director
John Felts	Authorized Signer
John J. Richie	Vice President
John Leonard	Executive Vice President/Global Head of Equities/Executive Director
John P. Bichelmeyer	Senior Vice President
John P. McCarthy	Senior Vice President/Senior Portfolio Manager/Co-Head of High Yield/Division Director
Jonas M. Krumplys	Senior Vice President
Jonathan M. Dennis	Assistant Vice President
Joseph A. Fiorilla	Vice President/Head of US Trading Operations/Associate Director
Joseph Devine	Senior Vice President/Chief Investment Officer, Global Ex-U.S. Equities/Division Director
Joseph Zalewski	Vice President/Senior Credit Analyst-Distressed Debt/Associate Director
Joshua P. Brown	Assistant Vice President
Kalvin Wang	Authorized Signer
Kashif Ishaq	Senior Vice President/Head of Investment Grade Corporate Bond Trading/Head of Credit Trading / Portfolio Manager/Division Director
Kathryn R. Williams	Vice President/Associate General Counsel/Assistant Secretary/Division Director
Kenneth G. Gau	Senior Vice President
Kenneth G. McQuade	Senior Vice President
Kevin Lee	Authorized Signer
Kimberly A. Scott	Senior Vice President
Kishor K. Daga	Vice President/Institutional Account Services/Associate Director of US Portfolio Administration/Associate Director
Lauren Weintraub	Vice President/Senior Equity Trader/Senior Manager
Liu-Er Chen	Senior Vice President/Chief Investment Officer, Emerging Markets and Healthcare/Division Director
Liv Wang	Authorized Signer
Lynne Robertson	Authorized Signer
Mansur Z. Rasul	Senior Vice President/Senior Portfolio Manager/Head of Emerging Markets Credit Trading/ Associate Director
Marc J. Warden	Assistant Vice President
Mark G. Beischel	Senior Vice President
Matthew Hekman	Senior Vice President
Matthew T. Norris	Senior Vice President
Michael A. Yeager	Vice President
Michael E. Dresnin	Vice President/Associate General Counsel/Assistant Secretary/Associate Director
Michael F. Capuzzi	Senior Vice President/Head of Investment Operations/US Chief Operating Officer/Division Director
Michael J. Daley	Senior Vice President
Michael Kopfler	Senior Vice President
Michael McGowan	Authorized Signer
Michael Q. Mahoney	Vice President/Fund Administration/Head of US Service Provider Management/Associate Director
Michael T. Wolverton	Vice President
Mira Stevovich	Vice President
Molly Graham	Assistant Vice President/Legal Services Manager
Nathan A Brown	Senior Vice President
Neil Siegel	Senior Vice President/Chief Marketing and Product Officer/Global Head of Marketing and Product/Executive Director
Nik Lalvani	Senior Vice President/Chief Investment Officer-Large Cap Value/Division Director
Ollie O’Heaghra	Authorized Signer
Paul Bothner	Authorized Signer
Peter Mack	Authorized Signer
Peter T. Pan	Vice President/Head of US SMA Trading/Associate Director
Philip O. Obazee	Senior Vice President/Head of Derivatives/Division Director
Ricardo Rodriguez	Vice President
Richard Salus	Senior Vice President/Global Head of Fund Services/Division Director
Richard Stevens	Authorized Signer
Robert E. Nightingale	Senior Vice President
Robert Peden	Authorized Signer
Roger Cartwright	Authorized Signer
Ronald Lee	Authorized Signer
Ryan H. Zeldin	Assistant Vice President
Sabrina K. Saxer	Vice President
Sally J. Burk	Vice President
Sandy Lenoir	Anti-Money Laundering Officer/Division Director
Sarah C. Ross	Senior Vice President
Sarah Davison	Authorized Signer
Shaista Ahmad	Authorized Signer
Shawn K. Lytle	President/Head of Global Macquarie Investment Management/Executive Director
Sija Chen	Authorized Signer
Simon M. Flaim	Authorized Signer
Sonny Dinh	Authorized Signer
Stefan Lowenthal	Senior Vice President/Chief Investment Officer-Global Multi-Asset/Division Director
Stephen Carlson	Assistant Vice President
Stephen Healy	Authorized Signer
Stephen Hoban	Vice President/Controller/Chief Financial Officer/Treasurer/Associate Director
Stephen J. Busch	Senior Vice President/Global Head of Fund Services and US SMA Operations/Managing Director, Investments Business Management/Division Director
Steven D. Meuten	Assistant Vice President
Steven Zeng	Authorized Signer
Susan K. Regan	Senior Vice President
Susan L. Natalini	Senior Vice President/Chief Operations Officer – Equity and Fixed Income Investments/Division Director
Terrance M. O’Brien	Senior Vice President/Head of Portfolio Analytics/US Head of Quantitative and Markets Research/Division Director
Thaddeus P. Sieracki	Assistant Vice President
Thomas Ashley-Smith	Authorized Signer
Thomas Oakley	Authorized Signer
Tia Smith	Authorized Signer
Timothy J. Miller	Senior Vice President
Timothy L. Dykman	Senior Vice President
Tom Jacobs, Jr.	Vice President
W. Alexander Ely	Senior Vice President/Chief Investment Officer, Small/Mid-Cap Growth Equity/Division Director
William J. Fink	Vice President/Deputy Chief Compliance Officer/Senior Manager
William J. Surles	Senior Vice President
William Speacht	Vice President/Deputy Chief Compliance Officer/Associate Director
Wojciech M. Maziarz	Authorized Signer
Yaroslav Lyovich	Assistant Vice President
Zachary H. Shafran	Senior Vice President

(22)

GW&K Investment Management, LLC

The directors and officers of GW&K Investment Management, LLC, have held, during the past two fiscal years, the following positions of a substantial nature.

Alexandra Lynn (AMG)	Chief Administrative Officer (AMG)
Daniel L. Miller, CFA (GW&K)	Partner, Director, Equities (GW&K)
David C. Ryan (AMG)	Director (AMG)
David J. Rouse (GW&K)	Chief Compliance Officer (GW&K)
David M. Billings (AMG)	General Counsel and Secretary (AMG)
Dwight D. Churchill (Board Chair) (AMG)	Director (AMG)
Félix V. Matos Rodríguez (AMG)	Director (AMG)
Garret Weston (AMG)	Managing Director – Co-Head of Affiliate Engagement, Distribution (AMG)
Harold G. Kotler, CFA (GW&K)	Chief Executive Officer, Chief Investment Officer (GW&K)
Jay C. Horgen (AMG)	President and Chief Executive Officer (AMG)
Jay C. Horgen (AMG)	Director (AMG)
Jeffrey W. Thibault, CFA (GW&K)	Partner, Equity Portfolio Manager (GW&K)
John B. Fox, CFA (GW&K)	Partner, Co-Director, Fixed Income (GW&K)
John Erickson (AMG)	Managing Director – Co-Head of Affiliate Engagement (AMG)
Karen L. Alvingham (AMG)	Director (AMG)
Lewis Collins (GW&K)	Partner, General Counsel (GW&K)
Martin R. Tourigny, CFA (GW&K)	Partner, Municipal Bond Portfolio Manager (GW&K)
Michael J. Clare (GW&K)	Partner, Director, Institutional (GW&K)
Nancy G. Angell, CFA (GW&K)	Partner, Co-Director, Fixed Income (GW&K)
Reuben Jeffery III (AMG)	Director (AMG)
Riz Jamal (AMG)	Managing Director, Head of Affiliate Investments (AMG)
T. Williams Roberts III (GW&K)	Co-President (GW&K)
Thomas F.X. Powers (GW&K)	Co-President (GW&K)
Thomas M. Wojcik (AMG)	Chief Financial Officer (AMG)
Tracy A. Atkinson (AMG)	Director (AMG)
Tracy P. Palandjian (AMG)	Director (AMG)

(23)

J.P. MORGAN INVESTMENT MANAGEMENT INC.

The directors and officers of J.P. Morgan Investment Management Inc. have held, during the past two fiscal years, the following positions of a substantial nature.

Andrea L. Lisher	Head of Americas, Client
Donohue, John T	Director/President/CEO/Head of Global Liquidity/Managing Director
Dowd, Joy C	Director/Managing Director
Gatch, George C	Director/Chairman/Managing Director
Katherine Manghillis	Secretary, Executive Director
Laskowitz, Jedediah	Head of Asset Management Solutions/Managing Director
Michele, Robert C	Director/CIO and Head of Global Fixed Income, Currency & Commodities/Managing Director
Oliva, John, L	Chief Compliance Officer/Managing Director
Peter Bonanno	General Counsel, Asset Management, Managing Director
Pil, Anton	Director/Global Head of Global Alternatives/Managing Director
Powell, Andrew	Director/AM CAO/Head of Global Client Service/Managing Director/Senior Business Manager
Quinsee, Paul A	Global Head of Equity/Director/Managing Director
Sullivan, Craig	Director/Treasurer/CFO/Managing Director

(24)

LOOMIS, SAYLES & COMPANY, L.P.

The directors and officers of Loomis, Sayles & Company, L.P have held, during the past two fiscal years, the following positions of a substantial nature.

Daniel J. Fuss, CFA, CIC	Vice Chairman of the Board of Directors, Executive Vice President, and Portfolio Manager
David Giunta	Director, Chief Executive Officer of Natixis Investment Managers US and Canada
David Waldman	Director, Executive Vice President, Deputy Chief Investment Officer
Donald P. Ryan	Vice President, Chief Compliance Officer, and Counsel
Estelle H. Burton	Controller
Gregory B. Woodgate	Vice President and Treasurer
John R. Gidman	Director, Executive Vice President, and Chief Operating Officer
John F. Russell	Director, Executive Vice President, and Head of Human Resources
Kevin P. Charleston	Chairman of the Board of Directors, Chief Executive Officer and President
Susan Sieker	Executive Vice President and Chief Financial Officer
Aziz V. Hamzaogullari	Director, Executive Vice President, Chief Investment Officer of the Growth Equity Strategies Team, and Portfolio Manager
Elaine M. Stokes	Director, Executive Vice President, Portfolio Manager, and Co-Head of the Full Discretion Team
Richard G. Raczkowski	Director, Executive Vice President, Portfolio Manager, and Co-Head of the Relative Return Team
Maurice Leger	Director, Executive Vice President, and Director of Product Management and Strategic Planning
Matthew J. Eagan	Director, Executive Vice President, and Portfolio Manager
Timothy Ryan	Chief Executive Officer of Natixis Investment Managers
Kinji Kato	Honorary Chairman, Natixis Investment Managers Japan
Rebecca Radford	Executive Vice President, General Counsel

(25)

LSV ASSET MANAGEMENT

The directors and officers of LSV Asset Management have held, during the past two fiscal years, the following positions of a substantial nature.

Bala Ragothaman	Chief Technology Officer
Josef Lakonishok	Chief Executive Officer and Chief Investment Officer
Josh O'Donnell	Chief Risk Officer
Josh O’Donnell	Chief Legal Officer and Chief Compliance Officer
Kevin Phelan	Chief Operating Officer

(26)

MacKay Shields, LLC

The directors and officers of MacKay Shields, LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Andrew Susser	Officer/ Director
Anthony Malloy	Officer/ Director
Chris Fitzgerald	Officer/ Director
Dale Sang	Officer/ Director
Frank Harte	Officer/ Director
Janelle Woodward, CFA	Officer/ Director
Jeffrey Phlegar	Officer/ Director
John Akkerman, CFA, CAIA	Officer/ Director
John Loffredo	Officer/ Director
Kirk Lehneis	Officer/ Director
Michael Corker	Officer/ Director
Naim Abou-Jaoude	Officer/ Director
Rene Bustamante	Officer/ Director
Robert DiMella	Officer/ Director
Yie-Hsin hung	Officer/ Director
Young Lee	Officer/ Director

 (27)

MFS Investment Management

The directors and officers of MFS Investment Management have held, during the past two fiscal years, the following positions of a substantial nature.

Amanda S. Mooradian	Assistant Secretary
Amrit Birsingh Kanwal	Executive Vice President; Chief Financial Officer
Carol W. Geremia	Director, President and Head of Global Distribution
Colm J. Freyne	Director
Daniel W. Finegold	Assistant Secretary
Edward M. Maloney	EVP and CIO
Heidi W Hardin	Executive Vice President, General Counsel and Secretary
Jacques Goulet	Director
Jessica Howell	Assistant Secretary
Jonathan N. Aliber	EVP and Chief Technology Officer
Joseph A. Zelic	Tax Officer and Assistant Treasurer
Kevin D. Strain	Director
Mark A. Leary	Executive Vice President; Chief Human Resources Officer
Melissa J. Kennedy	Director
Michael William Roberge	Director, Chairman of the Board, Chairman and Chief Executive Officer
Michelle Thompson-Dolberry	EVP and Chief Diversity, Equity and Inclusion Officer
Mitchell C. Freestone	Assistant Secretary
Rosa Licea-Mailloux	Chief Compliance Officer
Scott Chin	Treasurer
Stephen C. Peacher	Director

(28)    Neuberger Berman Investment Advisers LLC

The directors and officers of Neuberger Berman Investment Advisers LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Andrew Komaroff	Executive Vice President and Chief Operating Officer
Brad Cetron	Chief Compliance Officer, Head of Compliance for Neuberger Berman and Managing Director
Bradley Tank	President – Fixed Income, CIO - Fixed Income
Douglas Kramer	Head of Institutional Equity and Multi-Asset and Managing Director
George Walker	Chairman of the Board and Chief Executive Officer
Heather Zuckerman	Executive Vice President, Chief of Staff and Secretary
Jacques Lilly	Executive Vice President and Head of Corporate Development
Joseph Amato	President - Equities, CIO - Equities
Kenneth deRegt	Chief Operating Officer - Fixed Income and Managing Director
Leo Anthony Viola	Controller and Managing Director
Michael Chinni	Treasurer and Senior Vice President
Patrick Deaton	Chief Operating Officer - NBAIM and Managing Director
Paul Lanks	Chief Operating Officer - PWM
Vanessa Rosenthal	Chief Operating Officer - Institutional Equity and Multi-Asset and Managing Director
William Arnold	Executive Vice President and Chief Financial Officer

(29)

PGIM

The directors and officers of PGIM (Formerly Prudential Investment Management, Inc.) have held, during the past two fiscal years, the following positions of a substantial nature.

Adam Rosenthal (PGIM, Ltd.)	Risk Management Director
Allen A. Weaver (PGIM, Inc.)	Director, Senior Managing Director & Vice President
Andrew Crain (PGIM Ltd. )	Vice President, EMEA Chief Compliance Officer
Batoolah Dawreeawoo (PGIM Ltd)	Chief Legal Officer
Chad Earnst (PGIM, Inc.)	Vice President and Chief Compliance Officer
Daniel Malooly (PGIM Ltd.)	Managing Director
David A. Hunt (PGIM, Inc.)	Chairman, Director, President & CEO PGIM
Edward McMurdo Farley (PGIM Ltd.)	Managing Director and Head of EMEA Investment Grade
Elizabeth Samson (PGIM Ltd.)	Vice President, Director
Eric B. Collinet-Adler (PGIM, Inc.)	Senior Managing Director, PGIM Real Estate Finance & Vice President
Jennifer Finnerty (PGIM, Ltd.)	Risk Manager
Jonathan Butler (PGIM Ltd.)	Managing Director
Jurgen Muhlhauser (PGIM, Inc.)	Director, Vice President, and Chief Financial Officer
Mark Fresson (PGIM Ltd.)	Vice President, Director
Maureen Baker Fialcowitz (PGIM, Inc.)	Vice President and Chief Legal Officer
Maureen Fialcowitz (PGIM, Inc.)	Vice President and Chief Legal Officer, PGIM
Michael Lillard (PGIM, Inc.)	Director, Senior Managing Director, Senior Vice President
Sarah McMullen (PGIM, Ltd.)	Principal and Head of EMEA Client Advisory
Stephen Warren (PGIM Ltd).	Managing Director
Susan Pollard (PGIM, Ltd.)	Human Resources Director
Taimur Hyat (PGIM, Inc.)	Chief Operating Officer, Vice President

(30)      PIMCO

The directors and officers of Pacific Investment Management Company LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Scott Mather	Managing Director, CIO (U.S. Core Strategies)
Daniel Ivascyn	Managing Director, Executive Committee, Group CIO
David Flattum	Managing Director, Global General Counsel
Mark Kiesel	Managing Director, CIO (Global Credit)
Andrew Balls	Managing Director, CIO (Global)
Nadia Zakir	Managing Director, Global Head of Compliance and CCO
Marc Seidner	Managing Director, Executive Committee, CIO (Non-traditional Strategies)
Kimberley Korinke	Managing Director, Executive Committee
Emmanuel Roman	Managing Director, Executive Committee, CEO
Craig Dawson	Managing Director, Executive Committee
Christian Stracke	Managing Director, Executive Committee
John Kirkowski	Managing Director, CFO
Peter Strelow	Managing Director, Co-COO
Robin Shanahan	Managing Director, Co-COO
Candice Stack Whitten	Managing Director, Executive Committee
Jerome Schneider	Managing Director, Executive Committee
Gregory Hall	Managing Director, Executive Committee
Julie Meggers	Managing Director, Executive Committee
Elizabeth Cantrill	Managing Director, Executive Committee

(31)

PINEBRIDGE INVESTMENTS LLC

The directors and officers of PineBridge Investments LLC. have held, during the past two fiscal years, the following positions of a substantial nature.

Eric Smith	General Counsel
Gregory Ehret	Director and Chief Executive Officer
Michael Karpik	Director and Chief Operating Officer
Pierre Mellinger	President of PineBridge Investments Partners LLC
Tracie Ahern	Director and Chief Financial Officer
William Corson	Chief Compliance Officer

(32)

PORTOLAN CAPITAL MANAGEMENT, LLC

The directors and officers of Portolan Capital Management, LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Betsy Flaherty	Chief Compliance Officer
Christopher Nardone	Chief Financial Officer
George McCabe	Owner, Chief Investment Officer
Nancy Bonner	Chief Operating Officer

(33)

PRINCIPAL GLOBAL INVESTORS, LLC

The directors and officers of Principal Global Investors, LLC, Inc. have held, during the past two fiscal years, the following positions of a substantial nature.

Amy C. Friedrich	President - U.S. Insurance Solutions
Angela R. Sanders	Senior Vice President/Controller
Barbara McKenzie	Senior Executive Director - Investments
Bethany A. Wood	Senior Vice President/Chief Marketing Officer
Betsy J. Bernard	Director
Blair C. Pickerell	Director
C. Daniel Gelatt, Jr.	Director
Christopher J. Littlefield	Executive Vice President/General Counsel/Secretary
Daniel Houston	Chairman, President and Chief Executive Officer - Principal Financial Group
David Blake	Senior Executive Director - Fixed Income
Deanna D. Strable-Soethout	Executive Vice President/Chief Financial Officer
Dennis Jon Menken	Senior Vice President
Diane C. Nordin	Director
Elizabeth E. Tallett	Director
Ellen Shumway	Senior Executive Directory - Strategy & Investment
Gary P. Scholten	Executive Vice President/Chief Information Officer/Chief Digital Officer
Gerald W. Patterson	Senior Vice President/Retirement and Income Solutions
Gregory A. Linde	Senior Vice President/Individual Life
Jill Hittner	Executive Director - Chief Financial Officer, Principal Global Investors
Jocelyn Carter-Miller	Director
Jon N. Couture	Senior Vice President/Chief Human Resources Officer
Jonathan S. Auerbach	Director
Kamal Bhatia	President, Principal Funds
Kara M. Hoogensen	Senior Vice President/Specialty Benefits
Kevin McCullum	Senior Vice President and Chief Risk Officer
Leanne M. Valentine	Senior Vice President/Deputy General Counsel
Luis E. Valdes	President - International Asset Management and Accumulation
Mark S. Lagomarcino	Senior Vice President/Deputy General Counsel
Michael T. Dan	Director
Nicholas M. Cecere	Senior Vice President - USIS Distribution
Noreen Fierro	Senior Vice President and Chief Compliance Officer
Patrick Halter	Chief Executive Officer & President - Principal Global Asset Management
Pedro Esteban Borda Teruggi	Senior Vice President/Chief Operating Officer, Principal International
Renee V. Schaaf	President - Retirement and Income Solutions
Roberto Andres Walker	Senior Vice President/President, Principal Financial Group - Latin America
Roger C. Hochschild	Director
Sandra L. Helton	Director
Scott M. Mills	Director
Srinivas Dharam Reddy	Senior Vice President/Retirement and Income Solutions
Wee Yee (Thomas) Cheong	Senior Vice President/President, Principal Asia

 (34)

RIVER ROAD ASSET MANAGEMENT

The directors and officers of River Road Asset Management have held, during the past two fiscal years, the following positions of a substantial nature.

Elizabeth A. Brenner, PhD, SPHR	Chief Human Resrouces Officer
Greg E. Deuser, CFA	Chief Investment Risk & Analytics Officer
Henry W. Sanders III, CFA	Executive Vice President & Senior Portfolio Manager
J. Alex Brown	Co-Chief Investment Officer & Director of Research
R. Andrew Beck	Chief Executive Officer & Senior Portfolio Manager
Robert W. Wainwright	Chief Business Development Officer
Thomas D. Mueller, CFA, CPA	Chief Operating Officer & Chief Compliance Officer
Thomas S. Forsha, CFA	Co-Chief Investment Officer & Portfolio Manager

(35)

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.,

The directors and officers of Schroder Investment Management North America Inc., have held, during the past two fiscal years, the following positions of a substantial nature.

Andrew Moscow	Head of FIxed Income Mangement SIMNA Ltd
Carin Muhlbaum	Assistant Secretary- SIMNA Inc.
Christopher Neil Taylor	Director- SIMNA Ltd
Janice McCann	Assistant Secretary- SIMNA Inc.
Lance DeLuca	COO Investment SIMNA Ltd
Lisa Hornby	Director - Head of US Multi-Sector Fixed Income
Nick Patnaik	Deputy Chief Compliance Officer SIMNA Inc.
Patricia Woolridge	Secretary-SIMNA Inc.
Paul James Chislett	Director- SIMNA Ltd
Paul James Chislett	Director - Global Head of Asset Finance - SIMNA Inc
Philip Gallo	Chief Compliance Officer- SIMNA Inc.
Philip Middleton	Director - CEO of North America
Ryan Chelf	Assistant Secretary- SIMNA Inc.
SchroderCorporateServices Ltd	Secretary- SIMNA Ltd
Tiffani Potesta	Director - Chief Strategy Officer SIMNA Inc.
William Sauer	Officer - Head of Operations, SIMNA Inc.

(36)

SOMERSET CAPITAL MANAGEMENT, LLP (SOMERSET)

The directors and officers of Somerset have held, during the past two fiscal years, the following positions of a substantial nature.

Dominic Johnson	Chief Executive Officer & Founding Partner
Edward Robertson	Founding Partner
Henrietta Seligman	Partner
James Wilson	Chief Compliance Officer
Oliver Crawley	Partner
Robert Diggle	Chief Operating Officer & Partner
Timothy Hay	Partner

(37)

T. ROWE PRICE GROUP, INC.

The directors and officers of T. Rowe Price Group, Inc. have held, during the past two fiscal years, the following positions of a substantial nature.

David Oestreicher (TRPA)	Chief Legal Officer and Corporate Secretary
David Oestreicher (TRPIL)	Secretary
Emma Beal (TRPIL)	Assistant Secretary/Director
Justin Thomson (TRPIL)	Director
Louise Johnson (TRPIL)	Chief Compliance Officer/Director
Mary Ann Picciotto (TRPA)	Interim Chief Compliance Officer
Riki Chao (TRPSING)	Chief Compliance Officer/Director
Rober W. Sharps (TRPA)	Director
Robert C.T. Higginbotham (TRPIL)	President/Director
William Joseph Stromberg (TRPA)	President/Director

(38)

TCW INVESTMENT MANAGEMENT COMPANY

The directors and officers of TCW Investment Management Company have held, during the past two fiscal years, the following positions of a substantial nature.

David Lippman	President & Chief Executive Officer, The TCW Group, Inc.
Eliot P. S. Merrill	Managing Director, The Carlyle Group
Gladys Xiques	Global Chief Compliance Officer
John Redett	Managing Director, The Carlyle Group
Laird R. Landmann	Group Managing Director, Co-Director Fixed Income, The TCW Group, Inc.
Liz Kraninger	Chief Operations Officer
Marc I. Stern	Chairman. The TCW Group, Inc.
Masamichi Kishimoto	Managing Director, Corporate Management, The TCW Group, Inc.
Meredith Jackson	Executive Vice President, General Counsel
Penelope D. Foley	Group Managing Director, Emerging Markets & International Equities Group, The TCW Group, Inc.
Richard Villa	Chief Financial Officer
Rishi Modi	Managing Director, The Carlyle Group
Shinichi Okamoto	Board member, Compensation Committee member and Audit Committee member, Executive Officer and Regional CEO for the Americas and Europe for Nippon Life Insurance Company

(39)

THOMPSON, SIEGEL & Walmsley, LLC

The directors and officers of Thompson, Siegel & Walmsley, LLC Inc. have held, during the past two fiscal years, the following positions of a substantial nature.

Brett Phelan Hawkins	Chief Investment Officer
John Lawrence Reifsnider	Chief Executive Officer/President
Joseph M. VanCaster	Chief Financial Officer
Pieter Van Saun	Director of Operations
Wayne Winborne Boyles	Chief Compliance Officer

(40)

VICTORY CAPITAL MANAGEMENT INC.

The directors and officers of Victory Capital Management Inc. have held, during the past two fiscal years, the following positions of a substantial nature.

Alan Rappaport	Director, VCH
Alex Binderow	Director, VCH
David C. Brown	Chairman, Director, and Chief Executive Officer, VCM and VCH
James Hawkes	Director, VCH
Karin Hirtler-Garvey	Director, VCH
Kelly S. Cliff	President - Investment Franchises, Director, VCM; President - Investment Franchises, VCH
Larry Davanzo	Director, VCH
Michael D. Policarpo	President, Chief Financial Officer, Chief Administrative Officer, Director, VCM and VCH
Milton Berlinski	Director, VCH
Nina Gupta	Chief Legal Officer, Head of Human Resource Administration, and Secretary, Director
Richard M. DeMartini	Director, VCH
Robert J. Hurst, Director	Director, VCH

(41)       Wellington Management Company LLP

The directors and officers of Wellington Management Company, LLP have held, during the past two fiscal years, the following positions of a substantial nature.

Jean M. Hynes	Chief Executive Officer, Wellington Management Company LLP
Stephen Klar	President, Wellington Management Company LLP
Gregory S. Konzal	Managing Director, Counsel and Head of Legal, Americas, Wellington Management CompanyLLP
James S. Peterson	Managing Director and Chief Compliance Officer, Wellington Management Company LLP
Edward J. Steinborn	Senior Managing Director and Chief Financial Officer, Wellington Management CompanyLLP

(42)

Western Asset Management Company, LLC

The directors and officers of Western Asset Management Company, LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Andrew J. Bowden	Chief Operating Officer
Arthur T. Spalding	Treasurer and Controller
Charles A. (Tony) Ruys de Perez	General Counsel and Secretary; Head of Legal & Compliance
Daniel E. Giddings	Assistant Secretary; Manager, International Legal & Compliance
David I. Hugh	Global Head of Finance
Dennis McNamara, CFA	Director of Portfolio Operations
James W. Hirschmann	Chief Executive Officer and President
Jed A. Plafker	Executive Vice President, Head of Global Distribution, Franklin Templeton. (Non-Executive Manager)
Jennifer Johnson	President, Chief Executive Officer, Franklin Templeton (Non-Executive Officer)
Marzo Bernardi	Director of Global Client Service & Marketing
Matthew Nicholls	Executive Vice President, Chief Financial Officer, Franklin Templeton. (Non-Executive Manager)

(43)

WILLIAM BLAIR INVESTMENT MANAGEMENT, LLC

The directors and officers of William Blair have held, during the past two fiscal years, the following positions of a substantial nature.

Brent Walker Gledhill	President, Executive Committee Member
Cissie Citardi	General Counsel
Edgar David Coolidge III	Vice Chairman
John Carroll Moore	Executive Committee Member
John Roger Ettelson	CEO, Executive Committee Member
Jon Walter Zindel	Executive Committee Member, CFO
Ryan DeVore	Executive Committee Member
Stephanie Braming	Head of Investment Management, Executive Committee Member

Principal business addresses of the investment adviser, sub-advisers and affiliates.

Fidelity Management & Research Company LLC (FMR)
245 Summer Street
Boston, MA 02210

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.)
Floor 19, 41 Connaught Road Central
Hong Kong

Fidelity Management & Research (Japan) Limited (FMR Japan)
245 Summer Street
Boston, MA 02210

FMR Investment Management (UK) Limited (FMR UK)
245 Summer Street
Boston, MA 02210

FIL Investment Advisors (FIA)
Pembroke Hall
42 Crow Lane
Pembroke HM19, Bermuda

FIL Investment Advisors (UK) Limited (FIA(UK))

Beech Gate Millfield Lane

Lower Kingswood, Tadworth, Surrey

KT20 6RP, United Kingdom

FIL Investments (Japan) Limited (FIJ)
Tri Seven Roppongi
7-7-7 Roppongi, Minato-ku,
Tokyo, Japan 106-0032

Strategic Advisers LLC
245 Summer Street
Boston, MA 02210

FMR LLC
245 Summer Street
Boston, MA 02210

Fidelity Distributors Company LLC (FDC)
900 Salem Street
Smithfield, RI 02917

Geode Capital Management, LLC (Geode)
100 Summer Street
12th Floor
Boston, MA 02110

Fidelity Management Trust Company
245 Summer Street
Boston, MA 02210

Fidelity Investors Management LLC
245 Summer Street
Boston, MA 02210

Acadian Asset Management LLC
260 Franklin St,
Boston, MA 02110

AllianceBernstein L.P.
1345 Avenue of the Americas
New York, NY 10105

Allspring Global Investments
555 West 5th Street, 5th Floor
Los Angeles, CA 90013

Aristotle Capital Management, LLC
11100 Santa Monica Boulevard, Suite 1700,
Los Angeles, CA 90025

ArrowMark Partners
100 Fillmore Street, Suite 325
Denver, Colorado 80206

Arrowstreet Capital, LP
200 Clarendon Street, 30th Floor
Boston, Massachusetts 02116

Boston Partners Global Investors, Inc.
One Beacon Street
30th Floor
Boston, MA 02108

Brandywine Global Investment Management LLC
1735 Market Street
Suite 1800
Philadelphia, PA 19103

Causeway Capital Management, Inc. (Causeway)
11111 Santa Monica Boulevard, 15th Floor
Los Angeles, CA 90025

ClariVest Asset Management LLC
3611 Valley Centre Drive, Suite 100
San Diego, CA 92130

D.E. Shaw Investment Management LLC

1166 Avenue of the Americas, Ninth Floor

 New York, NY 10036

FIAM, LLC
900 Salem Street
Smithfield, RI 02917

J.P. Morgan Investment Management Inc.
383 Madison Avenue
New York, NY 10179

Loomis, Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts, 02111

LSV Asset Management
155 North Wacker Drive, Suite 4600
Chicago, IL 60606

MacKay Shields
1245 6th Avenue
New York, NY 10105

MFS Investment Management
111 Huntington Avenue
Boston, Massachusetts, 02199

Neuberger Berman Investment Advisers LLC

1290 Avenue of the Americas

New York, NY 10104

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

PineBridge Investments LLC
Park Avenue Tower
65 E 55th St., 6th Floor
New York, NY 10022

Portolan Capital Management, LLC
Two International Place, 26th Floor
Boston, Massachusetts 02110

PGIM, Inc.
655 Broad Street
Newark, NJ 07102

Principal Global Investors, LLC
801 Grand Avenue
Des Moines, IA 50392

River Road Asset Management

462 S 4th Street

Louisville, KY 40202

Somerset Capital Management LLP
Manning House, 22 Carlisle Place
London SW1P 1JA
United Kingdom

Schroder Investment Management North America Inc.
7 Bryant Park,
New York, New York,

T. Rowe Price Group, Inc.
100 East Pratt Street
Baltimore, MD 21202

TCW Investment Management Company

865 South Figueroa Street

Suite 1800

Los Angeles, CA 90017

Thompson, Siegel & Walmsley, LLC
6641 West Broad Street, Suite 600
Richmond, Virginia 23230

Victory Capital Management Inc.
4900 Tiedeman Road 4th Floor
Brooklyn, OH 44144

Wellington Management Company, LLP

280 Congress Street

Boston, MA 02210

William Blair & Company, LLC
150 North Riverside Plaza
Chicago, IL 60606

Item 32.

Principal Underwriters

(a)

Fidelity Distributors Company LLC (FDC) acts as distributor for all funds advised by FMR or an affiliate, as well as Fidelity Commodity Strategy Central Fund and Fidelity Series Commodity Strategy Fund.

(b)
Name and Principal	Positions and Offices	Positions and Offices
Business Address*	with Underwriter	with Fund
Robert Adams	Chief Operating Officer (2021)	None
Robert F. Bachman	Executive Vice President and Director (2023)	None
Dalton Gustafson	President (2021) and Director (2023)	None
Natalie Kavanaugh	Chief Legal Officer	None
Michael Lyons	Chief Financial Officer	None
John McGinty	Chief Compliance Officer (2021)	None
Timothy Mulcahy	Director	None
Michael Kearney	Treasurer	None
Natalie Kavanaugh	Secretary	None
Lisa D. Krieser	Assistant Secretary	None
Michael Shulman	Assistant Treasurer (2022)	None

*  900 Salem Street, Smithfield, RI

(c)

Not applicable.

Item 33.

Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Strategic Advisers LLC and Fidelity Investments Institutional Operations Company LLC, 245 Summer Street, Boston, MA 02210, or the funds’ respective custodians, The Bank of New York Mellon, 1 Wall Street, New York, NY and State Street Bank & Trust Company, 1 Lincoln Street, Boston, MA. The Bank of New York Mellon and JPMorgan Chase Bank, each headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.

Item 34.

Management Services

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 119 and 122 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 26th day of July 2023.

Fidelity Rutland Square Trust II
By	/s/Stacie M. Smith
Stacie M. Smith, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)		(Title)	(Date)

/s/Stacie M. Smith		President and Treasurer	July 26, 2023
Stacie M. Smith		(Principal Executive Officer)

/s/John J. Burke III		Chief Financial Officer	July 26, 2023
John J. Burke III		(Principal Financial Officer)

/s/Peter C. Aldrich	*	Trustee	July 26, 2023
Peter C. Aldrich

/s/Mary C. Farrell	*	Trustee	July 26, 2023
Mary C. Farrell

/s/Karen Kaplan	*	Trustee	July 26, 2023
Karen Kaplan

/s/Christine Marcks	*	Trustee	July 26, 2023
Christine Marcks

/s/Charles S. Morrison	*	Trustee	July 26, 2023
Charles S. Morrison

/s/Kathleen Murphy	*	Trustee	July 26, 2023
Kathleen Murphy

/s/Heidi L. Steiger	*	Trustee	July 26, 2023
Heidi L. Steiger

*	By:	/s/Megan C. Johnson
Megan C. Johnson, pursuant to a power of attorney dated June 2, 2022 and filed herewith.

POWER OF ATTORNEY

We, the undersigned Trustees of Fidelity Rutland Square Trust II (the “Trust”), pursuant to the authority granted to the Trust’s Board of Trustees in Section 4.01(l) of Article IV of the Trust’s Trust Instrument dated March 8, 2006, hereby constitute and appoint Thomas C. Bogle, John V. O’Hanlon, Megan C. Johnson, and Anthony H. Zacharski, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Trust on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and on our behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after June 2, 2022.

WITNESS our hands on this second day of June, 2022.

/s/Peter C. Aldrich	/s/Charles S. Morrison
Peter C. Aldrich	Charles S. Morrison

/s/Mary C. Farrell	/s/Kathleen Murphy
Mary C. Farrell	Kathleen Murphy

/s/Karen Kaplan	/s/Heidi L. Steiger
Karen Kaplan	Heidi L. Steiger

/s/Christine Marcks
Christine Marcks